UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

METROPOLITAN SERIES FUND

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through June 30, 2016

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned 0.24%, 0.06%, and 0.17%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -1.02%.

MARKET ENVIRONMENT / CONDITIONS

It has been a lackluster period for global market returns overall but the underlying picture was diverse with polarized returns at both the country and sector level. In a reversal of fortunes from the previous 12 months, Energy and Materials were the standout positive sectors following a rise in commodity prices, and their rebound also drove country performance, with nations heavily reliant on commodity exports, including Brazil, Russia, Peru and Canada delivering strong returns.

Beyond these limited bright spots, global markets traded sideways to downwards, reflecting continued cautious sentiment, before reacting strongly to the unexpected decision of the United Kingdom (the “U.K.”) to leave the European Union (the “E.U.”). As a result, the British pound and many international currencies fell sharply against the U.S. dollar. The U.K. and other global markets dropped in the immediate aftermath but have since recovered, although Financials remained under pressure as the prospect of rising interest rates was pushed out further.

While Angela Merkel, the German Chancellor urged “calm and focus” following the referendum, other European politicians are pressing for a start to the exit process. Though it answered one question (the preference of the U.K. populace to break free from the E.U.), the referendum result has opened up many others that reach beyond U.K. borders into Europe and further afield.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period. The main positive contributions came from European and Emerging Markets equities though, as is typical for this strategy, regional allocation effects were muted and dwarfed by the effects of stock selection. Stock selection also dominated within sectors, with Information Technology the strongest area, but the Portfolio’s underweight position in Energy was unhelpful given the strong returns in that sector.

Information Technology stocks TSMC (Taiwan), Samsung Electronics (Korea) and MercadoLibre (Brazil) featured as the strongest contributors. TSMC is the world’s leading semiconductor foundry and largest holding in the Portfolio. It has become virtually indispensable to many of the largest semiconductor design companies in the industry which outsource the manufacturing process. The company’s success has been self-fulfilling as its market leading position allows it to attract best in class engineers and to maintain strong relationships with its customers and suppliers. In an industry that hinges on scale and capacity utilization, the fact that TSMC’s production capacity is more than three times that of its key competitors combined (UMC, Global Foundries and SMIC) highlights the strength of the company’s position.

Samsung Electronics, the electronics manufacturer, and MercadoLibre, the leading e-commerce platform in Latin America, performed well following the announcement of strong results. Robust sales of Samsung Electronics’ flagship S7 smartphone seem to have tempered market concerns about shrinking profits and a drop in the division’s market share. Beyond smartphones, Samsung Electronics has strong memory chip, foundry and display screen businesses which tend to be given less attention by the market. We added to the Portfolio’s holding earlier in the year in the belief that the group’s long term growth prospects were underestimated by the stock’s valuation. Despite a difficult economic and political backdrop in MercadoLibre’s key market of Brazil, it is noteworthy that e-commerce remains a stellar industry and MercadoLibre continues to outperform market growth rates, while further enhancing the quality and quantity of value added services.

Latin American banks held in the Portfolio, including Credicorp (Peru) and Itau Unibanco (Brazil) also performed well, buoyed in part by the broader halo of commodity price rises. Both are well run, highly profitable banks with long term growth opportunities driven by the rising provision of banking services from relatively low levels, although the economic backdrop has been a headwind in recent years. The Portfolio’s long held underweight position in banks has been helpful given downward pressure on the industry this year.

Beyond the Portfolio’s underweight position in Energy, detractors from relative performance were largely concentrated among stocks hit by the U.K. referendum vote. Although there are a number of U.K.-domiciled companies held in the Portfolio, many of these are multinational businesses with substantial overseas sales, for example Rolls Royce, the aircraft engine manufacturer and ARM Holdings, the semiconductor designer, are both U.K. based but export to markets globally. The more domestically-focused U.K. holdings, including retail savings platforms St. James’s Place and Hargreaves Lansdown, and kitchen supplier Howden Joinery, were particularly weak following the vote. We believe these businesses have enduring competitive advantages and should continue to grow for structural reasons, and we took the opportunity to add to the position in Howden Joinery, which was initially purchased in February this year.

Stock exchanges worldwide were caught up in the market volatility and for Japan Exchange Group, the securities and derivatives exchange, negative sentiment combined with a drop in operating profits to drive the shares downwards. Japan Exchange remains the dominant exchange for equity and derivative settlement in Japan and has significant pricing power. We believe the investment case is unchanged by the recent events and made a small addition to the Portfolio’s position.

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

The overall positioning of the Portfolio is driven by individual stock selection and turnover remains low, reflecting the long term investment approach. Other transactions made during the period include new holdings in global testing, inspection & certification market leaders SGS (Switzerland) and Bureau Veritas (France), and a position in jewellery company Pandora (Denmark), whose strong brand in the affordable luxury segment, we believe, looks well placed for further geographic and product line expansion.

Energy holdings BG Group (U.K.), Petrofac (U.K.) and Seadrill (Norway) have been sold, increasing the Portfolio’s underweight position in that sector. BG Group was bid for by oil & gas major Royal Dutch Shell while, for Petrofac and Seadrill, the more challenging environment presented by a low oil price has been compounded by operational difficulties and rising financing risks. At period end, the Portfolio also remained underweight in Health Care, Financials (largely driven by the underweight in banks) and Telecommunications sectors where we have struggled to find attractive growth businesses.

The Industrials and Information Technology sectors continued to be the largest segments of the Portfolio, reflecting both the broad nature of those sectors and the Portfolio’s bias towards growth. The industries and end markets represented are well diversified, including global leaders in aerospace, car parts and robotics in the case of Industrials, and e-commerce, semiconductors and enterprise software within Information Technology.

Gerald Smith

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	0.24	-7.39	0.65	-0.64
Class B	0.06	-7.66	0.38	-0.90
Class E	0.17	-7.53	0.49	-0.79
MSCI All Country World ex-U.S. Index	-1.02	-10.24	0.10	1.87

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0
Samsung Electronics Co., Ltd.	3.3
Naspers, Ltd. - N Shares	3.2
Nestle S.A.	3.0
ARM Holdings plc	2.3
Ryanair Holdings plc (ADR)	2.1
Fairfax Financial Holdings, Ltd.	2.0
Svenska Handelsbanken AB - A Shares	2.0
Industria de Diseno Textil S.A.	1.9
Atlas Copco AB - B Shares	1.9

Top Countries

% of Net Assets
United Kingdom	15.3
Japan	12.8
Ireland	6.5
Germany	5.5
Switzerland	5.4
South Korea	5.2
Taiwan	4.9
Canada	4.7
Sweden	4.5
Denmark	4.3

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.73%	$1,000.00	$1,002.40	$3.63
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class B(a)	Actual	0.98%	$1,000.00	$1,000.60	$4.87
	Hypothetical*	0.98%	$1,000.00	$1,019.99	$4.92

Class E(a)	Actual	0.88%	$1,000.00	$1,001.70	$4.38
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Argentina—1.8%
MercadoLibre, Inc. (a)	214,935	$30,234,906

Australia—2.8%
Brambles, Ltd.	2,199,727	20,411,580
Cochlear, Ltd.	221,159	20,059,439
Seek, Ltd.	605,864	6,913,184

		47,384,203

Brazil—0.7%
Itau Unibanco Holding S.A. (ADR)	1,231,649	11,626,767

Canada—4.7%
Constellation Software, Inc.	41,514	16,066,733
Fairfax Financial Holdings, Ltd.	63,132	34,002,198
Restaurant Brands International, Inc.	370,843	15,437,081
Ritchie Bros. Auctioneers, Inc. (a)	425,062	14,358,594

		79,864,606

China—2.8%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	184,162	14,646,404
Baidu, Inc. (ADR) (b)	142,800	23,583,420
Want Want China Holdings, Ltd. (a)	13,272,626	9,519,910

		47,749,734

Denmark—4.3%
DSV A/S	477,254	20,065,959
Novo Nordisk A/S - Class B	390,136	20,980,368
Novozymes A/S - B Shares	416,844	20,087,972
Pandora A/S	78,842	10,702,388

		71,836,687

Finland—2.2%
Kone Oyj - Class B (a)	455,402	21,027,033
Sampo Oyj - A Shares	379,676	15,512,002

		36,539,035

France—3.1%
Bureau Veritas S.A.	359,291	7,585,773
Edenred	513,263	10,590,181
Essilor International S.A.	139,630	18,583,768
Legrand S.A.	295,313	15,236,659

		51,996,381

Germany—5.5%
Brenntag AG	282,662	13,659,552
Continental AG	80,447	15,118,258
Deutsche Boerse AG	359,487	29,433,619
MTU Aero Engines AG	121,146	11,333,015
SAP SE	306,729	22,927,259

		92,471,703

Hong Kong—2.8%
Hang Seng Bank, Ltd.	1,104,500	18,973,445

Hong Kong—(Continued)
Hong Kong Exchanges and Clearing, Ltd.	1,156,900	28,223,751

		47,197,196

Ireland—6.5%
CRH plc	837,029	24,646,635
Experian plc	1,316,289	25,002,326
James Hardie Industries plc	1,629,595	24,961,465
Ryanair Holdings plc (ADR)	494,900	34,415,346

		109,025,772

Japan—12.8%
Denso Corp.	494,600	17,375,799
FANUC Corp.	101,500	16,429,438
Fast Retailing Co., Ltd.	41,300	11,072,451
Japan Exchange Group, Inc.	2,255,400	25,801,160
MS&AD Insurance Group Holdings, Inc.	641,800	16,529,170
Nidec Corp.	229,900	17,352,864
Rakuten, Inc.	2,187,200	23,590,270
Shimano, Inc. (a)	155,800	23,612,221
SMC Corp.	94,500	23,051,507
Sumitomo Mitsui Trust Holdings, Inc.	6,505,000	21,052,093
Toyota Tsusho Corp.	854,300	18,326,310

		214,193,283

Netherlands—1.8%
Heineken Holding NV	363,058	29,657,320

Panama—0.7%
Copa Holdings S.A. - Class A (a)	213,638	11,164,722

Peru—0.9%
Credicorp, Ltd.	94,356	14,561,962

Russia—1.8%
Magnit PJSC (GDR)	390,167	12,979,403
Yandex NV - Class A (b)	798,318	17,443,248

		30,422,651

Singapore—1.3%
United Overseas Bank, Ltd.	1,618,473	22,349,135

South Africa—3.2%
Naspers, Ltd. - N Shares	353,833	54,216,876

South Korea—5.2%
NAVER Corp.	29,269	18,199,410
Samsung Electronics Co., Ltd.	44,619	55,544,353
SK Telecom Co., Ltd.	76,078	14,235,878

		87,979,641

Spain—2.9%
Bankinter S.A. (a)	2,532,099	16,286,132
Industria de Diseno Textil S.A.	952,164	31,752,252

		48,038,384

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—4.5%
Atlas Copco AB - B Shares	1,323,232	$31,240,660
Svenska Handelsbanken AB - A Shares	2,801,998	33,893,956
Volvo AB - B Shares	1,067,847	10,545,131

		75,679,747

Switzerland—5.4%
Cie Financiere Richemont S.A.	277,349	16,270,687
LafargeHolcim, Ltd. (b)	305,658	12,656,398
Nestle S.A.	654,221	50,463,784
SGS S.A. (a)	4,872	11,171,379

		90,562,248

Taiwan—4.9%
Hon Hai Precision Industry Co., Ltd.	5,514,895	14,190,378
Taiwan Semiconductor Manufacturing Co., Ltd.	13,391,000	67,712,480

		81,902,858

United Kingdom—15.3%
ARM Holdings plc	2,540,645	38,480,500
ASOS plc (b)	193,858	10,329,061
British American Tobacco plc	394,077	25,642,771
Burberry Group plc	658,751	10,297,496
Capita plc	1,418,200	18,215,637
Hargreaves Lansdown plc	983,746	16,370,328
Howden Joinery Group plc	1,515,587	7,904,828
Prudential plc	1,284,634	21,884,768
Rio Tinto plc	809,299	25,015,532
Rolls-Royce Holdings plc (b)	968,421	9,195,898
St. James’s Place plc	1,268,651	13,588,761
Tullow Oil plc (a) (b)	2,422,659	8,476,468
Unilever NV	596,325	27,800,106
Wolseley plc	442,269	22,920,668

		256,122,822

United States—0.9%
Pricesmart, Inc. (a)	158,049	14,788,645

Total Common Stocks (Cost $1,468,191,745)		1,657,567,284

Short-Term Investments—6.7%

Mutual Fund—5.8%
State Street Navigator Securities Lending MET Portfolio (c)	96,997,498	96,997,498

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $14,704,719 on 07/01/16, collateralized by $14,545,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $14,999,531.	14,704,707	14,704,707

Total Short-Term Investments (Cost $111,702,205)		111,702,205

Total Investments—105.5% (Cost $1,579,893,950) (d)		1,769,269,489
Other assets and liabilities (net)—(5.5)%		(91,851,883)

Net Assets—100.0%		$1,677,417,606

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $109,212,894 and the collateral received consisted of cash in the amount of $96,997,498 and non-cash collateral with a value of $14,171,595. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,579,893,950. The aggregate unrealized appreciation and depreciation of investments were $331,163,883 and $(141,788,344), respectively, resulting in net unrealized appreciation of $189,375,539.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Banks	8.3
Semiconductors & Semiconductor Equipment	6.3
Internet Software & Services	6.2
Machinery	6.1
Insurance	6.1
Diversified Financial Services	5.0
Professional Services	4.1
Trading Companies & Distributors	3.7
Construction Materials	3.7
Food Products	3.6

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$30,234,906	$—	$—	$30,234,906
Australia	—	47,384,203	—	47,384,203
Brazil	11,626,767	—	—	11,626,767
Canada	79,864,606	—	—	79,864,606
China	38,229,824	9,519,910	—	47,749,734
Denmark	—	71,836,687	—	71,836,687
Finland	—	36,539,035	—	36,539,035
France	—	51,996,381	—	51,996,381
Germany	—	92,471,703	—	92,471,703
Hong Kong	—	47,197,196	—	47,197,196
Ireland	34,415,346	74,610,426	—	109,025,772
Japan	—	214,193,283	—	214,193,283
Netherlands	—	29,657,320	—	29,657,320
Panama	11,164,722	—	—	11,164,722
Peru	14,561,962	—	—	14,561,962
Russia	17,443,248	12,979,403	—	30,422,651
Singapore	—	22,349,135	—	22,349,135
South Africa	—	54,216,876	—	54,216,876
South Korea	—	87,979,641	—	87,979,641
Spain	—	48,038,384	—	48,038,384
Sweden	—	75,679,747	—	75,679,747
Switzerland	—	90,562,248	—	90,562,248
Taiwan	—	81,902,858	—	81,902,858
United Kingdom	—	256,122,822	—	256,122,822
United States	14,788,645	—	—	14,788,645
Total Common Stocks	252,330,026	1,405,237,258	—	1,657,567,284
Short-Term Investments
Mutual Fund	96,997,498	—	—	96,997,498
Repurchase Agreement	—	14,704,707	—	14,704,707
Total Short-Term Investments	96,997,498	14,704,707	—	111,702,205
Total Investments	$349,327,524	$1,419,941,965	$—	$1,769,269,489

Collateral for Securities Loaned (Liability)	$—	$(96,997,498)	$—	$(96,997,498)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,769,269,489
Cash denominated in foreign currencies (c)	2,240,139
Receivable for:
Investments sold	91,349
Fund shares sold	220,936
Dividends and interest	4,511,478
Prepaid expenses	10,707

Total Assets	1,776,344,098
Liabilities
Collateral for securities loaned	96,997,498
Payables for:
Fund shares redeemed	164,784
Accrued Expenses:
Management fees	931,365
Distribution and service fees	68,531
Deferred trustees’ fees	107,300
Other expenses	657,014

Total Liabilities	98,926,492

Net Assets	$1,677,417,606

Net Assets Consist of:
Paid in surplus	$1,856,416,929
Undistributed net investment income	19,194,468
Accumulated net realized loss	(387,571,230)
Unrealized appreciation on investments and foreign currency transactions	189,377,439

Net Assets	$1,677,417,606

Net Assets
Class A	$1,335,586,504
Class B	323,174,946
Class E	18,656,156
Capital Shares Outstanding*
Class A	139,617,353
Class B	34,276,844
Class E	1,968,842
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.57
Class B	9.43
Class E	9.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,579,893,950.
(b)	Includes securities loaned at value of $109,212,894.
(c)	Identified cost of cash denominated in foreign currencies was $2,178,779.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$25,239,254
Interest	2,276
Securities lending income	772,898

Total investment income	26,014,428
Expenses
Management fees	6,583,586
Administration fees	20,939
Custodian and accounting fees	287,503
Distribution and service fees—Class B	401,235
Distribution and service fees—Class E	13,892
Audit and tax services	26,849
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	54,103
Insurance	6,035
Miscellaneous	38,126

Total expenses	7,461,846
Less management fee waiver	(991,007)
Less broker commission recapture	(9,817)

Net expenses	6,461,022

Net Investment Income	19,553,406

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(24,542,913)
Foreign currency transactions	(228,813)

Net realized loss	(24,771,726)

Net change in unrealized appreciation on:
Investments	9,304,974
Foreign currency transactions	87,152

Net change in unrealized appreciation	9,392,126

Net realized and unrealized loss	(15,379,600)

Net Increase in Net Assets From Operations	$4,173,806

(a)	Net of foreign withholding taxes of $3,083,369.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,553,406	$27,899,598
Net realized gain (loss)	(24,771,726)	24,113,055
Net change in unrealized appreciation (depreciation)	9,392,126	(76,932,510)

Increase (decrease) in net assets from operations	4,173,806	(24,919,857)

From Distributions to Shareholders
Net investment income
Class A	(22,026,648)	(24,534,596)
Class B	(4,502,541)	(5,302,305)
Class E	(277,159)	(338,291)

Total distributions	(26,806,348)	(30,175,192)

Decrease in net assets from capital share transactions	(17,518,432)	(127,460,178)

Total decrease in net assets	(40,150,974)	(182,555,227)

Net Assets
Beginning of period	1,717,568,580	1,900,123,807

End of period	$1,677,417,606	$1,717,568,580

Undistributed net investment income
End of period	$19,194,468	$26,447,410

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,430,375	$12,850,302	1,684,311	$16,946,244
Reinvestments	2,355,791	22,026,648	2,308,052	24,534,596
Redemptions	(4,413,382)	(42,810,122)	(11,712,040)	(125,786,552)

Net decrease	(627,216)	$(7,933,172)	(7,719,677)	$(84,305,712)

Class B
Sales	931,271	$8,342,206	1,943,249	$19,197,690
Reinvestments	488,345	4,502,541	505,945	5,302,305
Redemptions	(2,297,352)	(21,609,985)	(6,369,573)	(65,246,092)

Net decrease	(877,736)	$(8,765,238)	(3,920,379)	$(40,746,097)

Class E
Sales	26,300	$247,964	93,807	$933,987
Reinvestments	29,899	277,159	32,126	338,291
Redemptions	(143,057)	(1,345,145)	(359,665)	(3,680,647)

Net decrease	(86,858)	$(820,022)	(233,732)	$(2,408,369)

Decrease derived from capital shares transactions		$(17,518,432)		$(127,460,178)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.71		$10.07	$10.54	$9.28	$7.87	$9.98

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.16	0.16	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.09)		(0.34)	(0.48)	1.26	1.37	(2.04)

Total from investment operations	0.02		(0.18)	(0.32)	1.42	1.53	(1.94)

Less Distributions
Distributions from net investment income	(0.16)		(0.18)	(0.15)	(0.16)	(0.12)	(0.17)

Total distributions	(0.16)		(0.18)	(0.15)	(0.16)	(0.12)	(0.17)

Net Asset Value, End of Period	$9.57		$9.71	$10.07	$10.54	$9.28	$7.87

Total Return (%) (b)	0.24	(c)	(1.97)	(3.10)	15.54	19.52	(19.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.87	0.87	0.87	0.91	0.95
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.74	0.75	0.77	0.81	0.90
Ratio of net investment income to average net assets (%)	2.42	(d)	1.56	1.58	1.70	1.83	1.06
Portfolio turnover rate (%)	5	(c)	12	8	19	62	96
Net assets, end of period (in millions)	$1,335.6		$1,361.8	$1,490.0	$1,680.7	$1,476.3	$623.9

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.56		$9.91	$10.38	$9.15	$7.75	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.13	0.14	0.13 (f)	0.14	0.08
Net realized and unrealized gain (loss) on investments	(0.10)		(0.33)	(0.48)	1.23	1.35	(2.03)

Total from investment operations	0.00		(0.20)	(0.34)	1.36	1.49	(1.95)

Less Distributions
Distributions from net investment income	(0.13)		(0.15)	(0.13)	(0.13)	(0.09)	(0.14)

Total distributions	(0.13)		(0.15)	(0.13)	(0.13)	(0.09)	(0.14)

Net Asset Value, End of Period	$9.43		$9.56	$9.91	$10.38	$9.15	$7.75

Total Return (%) (b)	0.06	(c)	(2.17)	(3.34)	15.14	19.37	(20.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.12	1.12	1.13	1.16	1.20
Net ratio of expenses to average net assets (%) (e)	0.98	(d)	0.99	1.00	1.03	1.06	1.15
Ratio of net investment income to average net assets (%)	2.17	(d)	1.31	1.32	1.34 (f)	1.68	0.87
Portfolio turnover rate (%)	5	(c)	12	8	19	62	96
Net assets, end of period (in millions)	$323.2		$336.0	$387.3	$434.8	$97.8	$89.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.61		$9.97	$10.43	$9.19	$7.79	$9.88

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.14	0.15	0.15	0.15	0.09
Net realized and unrealized gain (loss) on investments	(0.10)		(0.34)	(0.48)	1.23	1.35	(2.03)

Total from investment operations	0.01		(0.20)	(0.33)	1.38	1.50	(1.94)

Less Distributions
Distributions from net investment income	(0.14)		(0.16)	(0.13)	(0.14)	(0.10)	(0.15)

Total distributions	(0.14)		(0.16)	(0.13)	(0.14)	(0.10)	(0.15)

Net Asset Value, End of Period	$9.48		$9.61	$9.97	$10.43	$9.19	$7.79

Total Return (%) (b)	0.17	(c)	(2.15)	(3.19)	15.30	19.39	(19.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.02	1.02	1.02	1.06	1.10
Net ratio of expenses to average net assets (%) (e)	0.88	(d)	0.89	0.90	0.92	0.96	1.05
Ratio of net investment income to average net assets (%)	2.26	(d)	1.42	1.43	1.56	1.79	0.97
Portfolio turnover rate (%)	5	(c)	12	8	19	62	96
Net assets, end of period (in millions)	$18.7		$19.8	$22.8	$26.8	$26.9	$25.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $14,704,707, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$86,752,495	$0	$111,423,982

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,583,586	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee.

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$30,175,192	$28,583,790	$—	$—	$30,175,192	$28,583,790

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$26,700,656	$—	$177,436,061	$(360,395,923)	$—	$(156,259,206)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $22,479,628.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$191,063,649	$360,395,923

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, E and G shares of the Barclays Aggregate Bond Index Portfolio returned 5.17%, 5.02%, 5.02%, and 5.07%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.31%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met four times during the six-month period and held the target range for the federal funds rate at 0.25% to 0.50%, a range set in December 2015. Following their most recent meeting, the Committee noted that the pace of labor market improvement had slowed, and economic activity growth had increased. The Committee stated that it would maintain the program of reinvesting principal payments from its retained Agency debt and Agency Mortgage-Backed Securities (“MBS”) into Agency MBS and would continue rolling over maturing Treasury securities at auction.

The United Kingdom’s vote to leave the European Union and ongoing global economic concerns helped to push Treasury yields down and bolstered the appeal of U.S. Government bonds by the end of the second quarter. By period end, the yield curve flattened (longer term yields fell more than shorter maturity yields) from the 2015 year-end levels. The 2-year Treasury finished at 0.58% (down from 1.05% at year-end), and the 30-year Treasury finished at 2.29% (down from 3.02% at year-end).

Geopolitical uncertainty contributed to crude oil price volatility during the six-month period. After posting a high of approximately $51 per barrel and a low of $26 per barrel, crude oil finished the period at approximately $48 per barrel.

The Corporate sector was the strongest performing Index sector for the six-month period on a total return basis. Total returns for the Index sectors were: 7.68% for Corporate; 5.93% for Commercial Mortgage-Backed Securities (“CMBS”); 5.69% for Government-Related; 5.37% for Treasury; 3.11% for MBS and 2.54% for Asset-Backed Securities (“ABS”).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Aggregate Bond Index Portfolio
Class A	5.17	5.75	3.52	4.90	—
Class B	5.02	5.51	3.25	4.64	—
Class E	5.02	5.51	3.35	4.74	—
Class G	5.07	5.46	3.21	—	3.96
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	5.13	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	67.2
Corporate Bonds & Notes	27.0
Foreign Government	2.0
Mortgage-Backed Securities	1.5
Municipals	0.8
Asset-Backed Securities	0.5

MSF-2

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.27%	$1,000.00	$1,051.70	$1.38
	Hypothetical*	0.27%	$1,000.00	$1,023.52	$1.36

Class B(a)	Actual	0.52%	$1,000.00	$1,050.20	$2.65
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

Class E(a)	Actual	0.42%	$1,000.00	$1,050.20	$2.14
	Hypothetical*	0.42%	$1,000.00	$1,022.78	$2.11

Class G(a)	Actual	0.57%	$1,000.00	$1,050.70	$2.91
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—67.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—27.7%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	4,133,424	$4,291,517
2.500%, 02/01/28	3,241,032	3,365,133
2.500%, 07/01/28	5,604,575	5,819,176
2.500%, 10/01/28	3,691,642	3,832,996
2.500%, 03/01/30	3,552,199	3,677,335
3.000%, 01/01/27	1,673,935	1,758,113
3.000%, 02/01/27	2,745,668	2,883,807
3.000%, 03/01/27	1,415,641	1,486,864
3.000%, 01/01/29	6,191,466	6,496,076
3.000%, 10/01/29	2,936,832	3,080,201
3.000%, 06/01/30	3,449,414	3,618,296
3.500%, 02/01/26	2,688,978	2,855,109
3.500%, 03/01/26	1,035,328	1,099,293
3.500%, 05/01/29	2,686,633	2,850,621
4.000%, 04/01/19	62,953	65,216
4.000%, 05/01/19	157,807	163,491
4.000%, 01/01/20	283,050	293,312
4.000%, 06/01/24	429,769	450,410
4.000%, 11/01/24	2,373,339	2,487,326
4.500%, 07/01/18	200,097	207,521
4.500%, 05/01/19	90,245	93,647
4.500%, 08/01/24	566,920	597,055
4.500%, 06/01/25	1,058,953	1,115,232
5.000%, 06/01/18	33,994	35,342
5.000%, 01/01/19	85,930	88,242
5.000%, 02/01/20	174,851	184,310
5.000%, 01/01/22	249,461	267,926
5.000%, 02/01/24	677,428	727,281
5.500%, 11/01/17	15,876	16,132
5.500%, 02/01/18	14,643	14,952
5.500%, 04/01/18	137,962	142,037
6.000%, 09/01/17	28,195	28,560
6.500%, 04/01/17	65,421	66,015
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	2,048,176	2,147,782
3.000%, 08/01/35	2,814,880	2,952,036
3.000%, 05/01/36	3,815,386	4,002,607
3.500%, 04/01/32	1,979,049	2,115,597
3.500%, 09/01/35	2,975,482	3,166,905
4.000%, 02/01/31	934,521	1,015,523
4.500%, 08/01/30	584,114	637,289
5.000%, 02/01/24	215,308	238,892
5.000%, 09/01/25	179,925	199,672
5.500%, 07/01/23	134,357	150,813
5.500%, 01/01/24	89,574	100,555
5.500%, 07/01/24	232,141	260,577
5.500%, 07/01/25	203,514	228,391
7.000%, 10/01/21	10,534	11,430
Fannie Mae 30 Yr. Pool 3.000%, 08/01/42	1,669,456	1,736,947
3.000%, 09/01/42	2,319,681	2,413,459
3.000%, 11/01/42	2,809,249	2,922,818
3.000%, 12/01/42	5,210,684	5,421,336
3.000%, 01/01/43	1,357,565	1,412,447
3.000%, 02/01/43	4,738,673	4,928,774

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 03/01/43	5,877,869	6,113,671
3.000%, 05/01/43	4,281,058	4,452,801
3.000%, 07/01/43	11,180,094	11,628,608
3.000%, 09/01/43	3,442,972	3,581,094
3.000%, 05/01/45	3,704,492	3,845,282
3.000%, 05/01/46	3,874,288	4,022,506
3.000%, 06/01/46	4,849,805	5,035,343
3.500%, 12/01/40	2,250,662	2,382,951
3.500%, 03/01/42	1,454,306	1,539,068
3.500%, 04/01/42	3,109,816	3,291,067
3.500%, 05/01/42	3,740,784	3,958,810
3.500%, 06/01/42	2,800,896	2,964,142
3.500%, 08/01/42	1,863,540	1,972,153
3.500%, 09/01/42	5,012,103	5,304,225
3.500%, 10/01/42	2,427,763	2,569,261
3.500%, 01/01/43	2,239,219	2,369,729
3.500%, 02/01/43	3,612,915	3,823,488
3.500%, 04/01/43	3,935,514	4,156,382
3.500%, 06/01/43	2,149,369	2,269,995
3.500%, 08/01/44	3,111,759	3,282,727
3.500%, 02/01/45	4,077,361	4,301,383
3.500%, 03/01/45	6,055,024	6,390,121
3.500%, 04/01/45	7,638,975	8,061,733
3.500%, 09/01/45	12,649,566	13,349,620
3.500%, 11/01/45	4,524,990	4,775,412
3.500%, 01/01/46	4,718,008	4,979,112
4.000%, 08/01/39	1,556,422	1,668,396
4.000%, 09/01/39	1,140,433	1,222,479
4.000%, 12/01/39	1,442,175	1,545,929
4.000%, 06/01/40	1,700,821	1,832,963
4.000%, 09/01/40	931,783	1,004,176
4.000%, 12/01/40	6,572,322	7,082,946
4.000%, 01/01/41	3,758,462	4,049,437
4.000%, 02/01/41	4,118,333	4,436,027
4.000%, 12/01/41	1,564,031	1,684,683
4.000%, 02/01/42	1,781,902	1,918,520
4.000%, 09/01/43	2,641,820	2,831,937
4.000%, 02/01/44	3,801,124	4,074,498
4.000%, 05/01/44	2,973,974	3,187,860
4.000%, 08/01/44	4,106,009	4,401,310
4.000%, 10/01/44	2,558,468	2,742,471
4.000%, 11/01/44	5,337,954	5,721,856
4.000%, 01/01/45	4,267,125	4,574,013
4.000%, 03/01/45	3,572,214	3,831,314
4.000%, 10/01/45	4,602,387	4,936,208
4.500%, 08/01/33	269,152	295,162
4.500%, 10/01/33	285,396	312,976
4.500%, 04/01/34	124,128	135,977
4.500%, 01/01/39	153,020	167,063
4.500%, 07/01/39	1,863,815	2,034,570
4.500%, 09/01/39	2,804,750	3,061,709
4.500%, 10/01/39	1,324,209	1,445,527
4.500%, 05/01/40	1,650,094	1,808,649
4.500%, 08/01/40	2,778,999	3,046,028
4.500%, 11/01/40	1,448,816	1,588,030

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 12/01/40	2,446,537	$2,681,620
4.500%, 04/01/41	5,920,085	6,489,699
4.500%, 05/01/41	1,448,090	1,587,421
4.500%, 03/01/44	2,362,176	2,577,551
5.000%, 07/01/33	184,606	205,874
5.000%, 08/01/33	529,558	590,565
5.000%, 09/01/33	254,241	283,531
5.000%, 10/01/33	2,446,939	2,728,836
5.000%, 03/01/34	290,921	324,436
5.000%, 04/01/34	668,551	745,320
5.000%, 05/01/34	84,298	93,953
5.000%, 09/01/34	227,996	254,108
5.000%, 02/01/35	346,598	386,295
5.000%, 04/01/35	187,600	208,808
5.000%, 05/01/35	47,785	53,187
5.000%, 11/01/35	190,434	211,962
5.000%, 03/01/36	698,053	776,968
5.000%, 07/01/37	555,953	617,755
5.000%, 01/01/39	546,217	606,153
5.000%, 04/01/40	1,858,541	2,066,512
5.000%, 07/01/41	1,386,749	1,542,204
5.500%, 10/01/32	57,252	64,668
5.500%, 02/01/33	143,761	162,396
5.500%, 03/01/33	506,321	571,952
5.500%, 05/01/33	1,623,175	1,833,577
5.500%, 08/01/33	685,470	774,323
5.500%, 10/01/33	99,955	112,912
5.500%, 12/01/33	914,454	1,032,989
5.500%, 02/01/34	191,584	216,389
5.500%, 03/01/34	158,323	178,821
5.500%, 04/01/34	65,553	74,041
5.500%, 06/01/34	262,850	296,882
5.500%, 09/01/34	243,014	274,477
5.500%, 12/01/34	590,576	667,039
5.500%, 01/01/35	193,648	218,720
5.500%, 02/01/35	469,478	530,262
5.500%, 04/01/35	199,885	225,146
5.500%, 06/01/35	934,287	1,052,361
5.500%, 01/01/37	255,507	286,916
5.500%, 05/01/37	148,533	166,788
5.500%, 05/01/38	116,375	130,666
5.500%, 06/01/38	170,917	191,905
5.500%, 07/01/38	104,545	117,382
6.000%, 08/01/28	2,982	3,406
6.000%, 11/01/28	886	1,016
6.000%, 12/01/28	1,030	1,189
6.000%, 06/01/31	38,226	44,227
6.000%, 09/01/32	103,443	119,651
6.000%, 01/01/33	24,378	28,197
6.000%, 02/01/33	84,917	98,227
6.000%, 03/01/33	101,864	117,830
6.000%, 04/01/33	354,534	410,103
6.000%, 05/01/33	286,633	331,561
6.000%, 05/01/34	406,379	469,743
6.000%, 09/01/34	237,738	274,807

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 11/01/34	373,231	431,427
6.000%, 01/01/35	155,513	178,038
6.000%, 07/01/36	67,075	76,636
6.000%, 09/01/36	191,582	218,891
6.000%, 07/01/37	174,113	198,905
6.000%, 08/01/37	265,051	302,792
6.000%, 09/01/37	656,027	749,439
6.000%, 10/01/37	223,540	255,371
6.000%, 05/01/38	746,855	853,201
6.000%, 12/01/38	183,245	209,353
6.500%, 05/01/28	53,152	62,376
6.500%, 12/01/28	207,597	238,900
6.500%, 03/01/29	3,680	4,235
6.500%, 04/01/29	30,348	35,029
6.500%, 05/01/29	5,304	6,103
6.500%, 08/01/29	861	991
6.500%, 05/01/30	30,659	35,282
6.500%, 09/01/31	6,173	7,237
6.500%, 06/01/32	28,988	33,991
6.500%, 09/01/33	16,362	18,829
6.500%, 10/01/33	106,090	122,087
6.500%, 10/01/34	297,813	353,832
6.500%, 10/01/37	107,556	124,973
7.000%, 06/01/26	700	769
7.000%, 06/01/28	7,358	7,356
7.000%, 10/01/29	10,288	12,311
7.000%, 12/01/29	3,587	3,695
7.000%, 04/01/32	3,132	3,131
7.000%, 06/01/32	57,423	65,933
7.000%, 10/01/37	188,403	214,642
7.500%, 09/01/25	4,674	5,467
7.500%, 06/01/26	5,251	6,268
7.500%, 07/01/29	11,944	14,270
7.500%, 10/01/29	7,169	7,669
8.000%, 11/01/29	168	198
8.000%, 05/01/30	17,349	18,064
8.000%, 11/01/30	3,538	4,119
8.000%, 01/01/31	3,580	4,163
8.000%, 02/01/31	6,105	7,358
Fannie Mae ARM Pool 2.547%, 02/01/45 (a)	1,037,775	1,068,603
2.746%, 11/01/43 (a)	1,662,890	1,731,643
2.768%, 02/01/42 (a)	2,170,546	2,257,771
3.005%, 10/01/41 (a)	252,555	266,324
Fannie Mae-ACES 2.679%, 05/25/21 (a)	5,000,000	5,236,550
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	2,018,513	2,094,453
2.500%, 02/01/28	3,001,975	3,115,101
2.500%, 04/01/28	2,652,137	2,752,080
2.500%, 12/01/29	3,917,443	4,052,658
2.500%, 01/01/31	4,707,822	4,872,026
3.000%, 03/01/27	1,532,928	1,609,633
3.000%, 05/01/27	2,026,334	2,127,729
3.000%, 11/01/28	2,485,409	2,608,372

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 3.000%, 12/01/29	4,400,846	$4,618,524
3.000%, 05/01/31	4,769,615	5,007,841
3.500%, 12/01/25	1,788,429	1,897,559
3.500%, 05/01/26	629,513	668,402
3.500%, 09/01/30	3,652,688	3,871,083
4.000%, 06/01/19	104,662	108,335
4.000%, 05/01/25	987,767	1,031,279
4.000%, 08/01/25	503,809	526,003
4.000%, 10/01/25	464,265	484,717
4.500%, 09/01/18	99,715	103,278
4.500%, 10/01/18	219,308	227,143
4.500%, 04/01/19	201,722	206,751
4.500%, 06/01/19	126,228	129,152
4.500%, 08/01/19	39,638	40,617
5.000%, 05/01/18	241,741	250,986
5.000%, 12/01/18	48,513	50,368
5.000%, 06/01/19	164,138	169,331
5.500%, 11/01/17	17,324	17,669
5.500%, 01/01/24	458,663	503,662
6.000%, 05/01/17	6,630	6,699
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	3,195,984	3,351,613
3.500%, 04/01/32	2,727,078	2,908,558
4.000%, 01/01/31	1,005,654	1,095,474
4.000%, 08/01/31	1,016,876	1,107,698
4.500%, 05/01/29	274,297	299,257
5.000%, 03/01/27	136,160	150,271
Freddie Mac 30 Yr. Gold Pool 2.500%, 07/01/43	2,856,039	2,881,368
3.000%, 10/01/42	2,622,352	2,726,225
3.000%, 01/01/43	2,635,382	2,739,771
3.000%, 03/01/43	6,247,367	6,492,932
3.000%, 04/01/43	4,889,379	5,081,566
3.000%, 06/01/43	1,851,459	1,924,235
3.000%, 07/01/43	4,312,587	4,482,102
3.000%, 06/01/45	4,724,013	4,898,354
3.000%, 01/01/46	2,890,636	2,997,316
3.000%, 06/01/46	4,818,396	4,999,882
3.500%, 01/01/42	1,626,216	1,719,935
3.500%, 03/01/42	1,469,701	1,554,400
3.500%, 08/01/42	4,842,688	5,121,774
3.500%, 02/01/43	2,035,712	2,149,242
3.500%, 05/01/43	3,536,523	3,733,753
3.500%, 06/01/43	2,127,707	2,246,368
3.500%, 06/01/44	2,691,643	2,837,795
3.500%, 10/01/44	2,887,224	3,043,996
3.500%, 11/01/44	3,507,140	3,697,573
3.500%, 12/01/44	3,848,922	4,057,913
3.500%, 05/01/45	4,436,995	4,679,494
3.500%, 08/01/45	3,896,866	4,109,844
3.500%, 11/01/45	4,615,320	4,867,564
3.500%, 12/01/45	2,774,116	2,925,732
3.500%, 03/01/46	8,541,971	9,012,566
4.000%, 06/01/39	1,001,593	1,072,046
4.000%, 12/01/39	1,539,777	1,648,086

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 11/01/40	1,498,734	1,611,687
4.000%, 04/01/41	1,408,231	1,514,510
4.000%, 09/01/41	1,478,958	1,590,574
4.000%, 10/01/41	3,308,852	3,558,570
4.000%, 11/01/41	1,413,206	1,519,860
4.000%, 10/01/43	3,663,206	3,921,021
4.000%, 07/01/44	4,417,518	4,728,149
4.000%, 10/01/44	3,393,582	3,632,213
4.000%, 07/01/45	5,059,449	5,418,239
4.000%, 02/01/46	2,746,015	2,942,449
4.500%, 10/01/35	507,562	554,889
4.500%, 06/01/38	761,605	832,620
4.500%, 02/01/39	461,175	502,665
4.500%, 03/01/39	332,115	361,995
4.500%, 04/01/39	731,051	796,822
4.500%, 09/01/39	870,844	949,192
4.500%, 10/01/39	2,297,827	2,504,557
4.500%, 11/01/39	740,079	806,662
4.500%, 01/01/40	563,956	617,941
4.500%, 05/01/40	914,753	1,002,319
4.500%, 11/01/40	1,234,075	1,352,208
4.500%, 02/01/41	505,049	553,144
4.500%, 05/01/41	759,161	831,455
4.500%, 06/01/41	569,926	624,200
4.500%, 12/01/43	1,341,902	1,463,425
5.000%, 10/01/33	576,307	639,095
5.000%, 03/01/34	135,374	150,042
5.000%, 08/01/35	617,262	683,230
5.000%, 09/01/35	282,491	312,682
5.000%, 10/01/35	205,831	227,828
5.000%, 01/01/36	706,981	782,537
5.000%, 04/01/38	349,132	385,342
5.000%, 11/01/39	1,654,117	1,825,921
5.000%, 05/01/40	2,097,623	2,320,099
5.500%, 06/01/34	532,988	599,462
5.500%, 10/01/35	226,479	253,826
5.500%, 12/01/35	777,067	870,899
5.500%, 01/01/36	475,634	532,058
5.500%, 12/01/37	444,378	496,300
5.500%, 04/01/38	2,033,005	2,270,452
5.500%, 07/01/38	226,520	252,976
5.500%, 08/01/38	601,242	671,464
6.000%, 11/01/28	8,815	10,154
6.000%, 12/01/28	6,823	7,877
6.000%, 04/01/29	3,544	4,054
6.000%, 05/01/29	1,960	2,225
6.000%, 06/01/31	2,173	2,467
6.000%, 07/01/31	735	842
6.000%, 09/01/31	60,398	68,667
6.000%, 04/01/32	90,982	105,336
6.000%, 11/01/32	31,211	36,135
6.000%, 06/01/34	144,183	166,901
6.000%, 11/01/35	89,037	103,007
6.000%, 02/01/36	132,942	151,809
6.000%, 08/01/36	86,318	98,568

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 6.000%, 10/01/36	192,509	$219,830
6.000%, 11/01/36	113,244	129,316
6.000%, 01/01/37	169,798	193,896
6.000%, 02/01/38	197,295	225,252
6.000%, 11/01/39	1,651,629	1,885,998
6.000%, 04/01/40	528,489	603,376
6.500%, 02/01/30	5,411	6,216
6.500%, 08/01/31	10,110	11,757
6.500%, 10/01/31	7,211	8,284
6.500%, 11/01/31	21,305	24,775
6.500%, 03/01/32	355,140	412,971
6.500%, 04/01/32	291,260	338,689
6.500%, 09/01/36	407,820	472,028
6.500%, 11/01/37	200,588	232,628
7.000%, 12/01/27	1,380	1,644
7.000%, 11/01/28	3,508	4,195
7.000%, 04/01/29	3,821	4,511
7.000%, 05/01/29	686	768
7.000%, 06/01/29	5,965	6,191
7.000%, 07/01/29	2,001	2,284
7.000%, 01/01/31	101,314	108,429
7.500%, 08/01/24	10,581	10,727
7.500%, 10/01/27	10,751	12,438
7.500%, 10/01/29	14,697	18,338
7.500%, 05/01/30	12,098	13,937
8.000%, 02/01/27	3,376	3,989
8.000%, 10/01/28	6,704	8,141
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	3,164,941	3,339,836
5.000%, 10/15/20	148,767	156,484
5.000%, 01/15/21	130,179	136,934
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	3,084,353	3,231,393
3.000%, 12/15/42	2,262,550	2,370,412
3.000%, 02/15/43	1,995,073	2,087,165
3.000%, 03/15/43	2,515,959	2,632,094
3.000%, 05/15/43	3,382,191	3,538,311
3.000%, 07/15/43	2,155,892	2,255,407
3.500%, 01/15/42	3,080,128	3,282,867
3.500%, 02/15/42	1,115,142	1,186,495
3.500%, 03/15/42	2,106,783	2,241,587
3.500%, 05/15/42	1,509,539	1,606,128
3.500%, 09/15/42	1,825,677	1,942,494
3.500%, 05/15/43	2,332,121	2,478,894
4.000%, 07/15/39	2,270,445	2,452,769
4.000%, 07/15/40	1,283,449	1,388,619
4.000%, 03/15/41	1,029,870	1,112,695
4.000%, 10/15/41	2,198,095	2,374,872
4.500%, 01/15/39	337,055	372,336
4.500%, 04/15/39	1,001,721	1,106,576
4.500%, 05/15/39	2,378,725	2,627,717
4.500%, 08/15/39	1,039,987	1,148,848
4.500%, 01/15/40	997,955	1,103,124
4.500%, 04/15/40	1,160,955	1,283,302
4.500%, 02/15/41	409,273	451,901

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.500%, 04/15/41	600,531	663,081
5.000%, 12/15/35	365,067	411,547
5.000%, 12/15/36	142,450	161,126
5.000%, 01/15/39	1,156,291	1,291,679
5.000%, 02/15/39	192,953	216,016
5.000%, 08/15/39	1,618,327	1,811,753
5.000%, 09/15/39	387,092	433,358
5.000%, 12/15/39	726,472	813,301
5.000%, 05/15/40	1,173,733	1,316,312
5.500%, 03/15/36	324,496	367,701
5.500%, 01/15/37	470,992	536,727
5.500%, 11/15/37	530,126	596,619
5.500%, 09/15/38	220,091	248,291
5.500%, 08/15/39	1,221,653	1,379,389
6.000%, 01/15/29	5,951	6,903
6.000%, 01/15/33	230,161	269,481
6.000%, 03/15/35	238,753	278,639
6.000%, 12/15/35	165,223	192,049
6.000%, 06/15/36	168,852	192,070
6.000%, 09/15/36	244,256	277,843
6.000%, 07/15/38	1,040,806	1,201,140
6.500%, 05/15/23	1,196	1,365
6.500%, 02/15/27	29,743	34,128
6.500%, 07/15/28	12,224	13,946
6.500%, 08/15/28	9,852	11,240
6.500%, 11/15/28	8,796	10,477
6.500%, 12/15/28	10,508	11,988
6.500%, 07/15/29	2,081	2,374
6.500%, 05/15/36	135,355	154,457
7.000%, 01/15/28	1,745	1,960
7.000%, 04/15/28	2,996	3,083
7.000%, 05/15/28	10,283	11,049
7.000%, 06/15/28	8,045	9,157
7.000%, 10/15/28	7,744	8,673
7.000%, 06/15/29	2,000	2,045
7.000%, 09/15/29	5,171	5,470
7.000%, 01/15/31	1,329	1,357
7.000%, 03/15/31	12,553	12,836
7.000%, 07/15/31	421,699	508,746
7.000%, 08/15/31	64,778	80,816
7.000%, 02/15/32	14,112	14,495
7.000%, 07/15/32	24,391	29,283
7.500%, 08/15/29	43	43
7.500%, 04/15/30	8,220	8,376
8.000%, 08/15/26	3,296	3,802
8.000%, 09/15/26	3,503	3,983
8.000%, 05/15/27	1,325	1,352
8.000%, 06/15/29	22,493	24,147
9.000%, 11/15/24	7,032	7,818
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	2,844,717	2,986,503
3.000%, 03/20/43	3,848,109	4,032,937
3.000%, 12/20/44	3,905,672	4,088,199
3.000%, 04/20/45	3,523,741	3,684,948
3.000%, 08/20/45	4,726,631	4,942,868

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.000%, 11/20/45	2,807,569	$2,936,011
3.000%, 01/20/46	4,792,735	5,011,996
3.500%, 12/20/41	1,854,850	1,977,398
3.500%, 03/20/42	3,839,380	4,089,841
3.500%, 08/20/42	1,787,828	1,904,457
3.500%, 01/20/43	5,248,326	5,585,140
3.500%, 04/20/43	2,056,808	2,187,234
3.500%, 05/20/43	3,531,310	3,755,237
3.500%, 07/20/44	4,958,185	5,265,079
3.500%, 02/20/45	5,563,284	5,906,018
3.500%, 06/20/45	3,447,703	3,660,104
3.500%, 08/20/45	7,727,868	8,203,955
3.500%, 09/20/45	8,853,918	9,399,377
3.500%, 12/20/45	4,497,352	4,774,418
3.500%, 01/20/46	4,538,409	4,818,005
3.500%, 02/20/46	3,715,163	3,947,174
3.500%, 05/20/46	4,695,395	4,992,294
4.000%, 11/20/40	1,845,008	1,990,341
4.000%, 12/20/40	1,891,010	2,039,966
4.000%, 05/20/43	2,671,676	2,860,341
4.000%, 11/20/43	1,430,465	1,531,479
4.000%, 02/20/44	3,999,679	4,277,406
4.000%, 04/20/44	1,953,630	2,089,285
4.000%, 05/20/44	2,412,371	2,579,879
4.000%, 09/20/44	3,790,110	4,053,286
4.000%, 10/20/44	5,493,551	5,875,008
4.000%, 11/20/44	1,087,024	1,162,504
4.000%, 11/20/45	2,554,346	2,732,041
4.500%, 08/20/40	1,637,772	1,790,985
4.500%, 12/20/40	996,593	1,089,823
4.500%, 04/20/41	904,587	984,793
4.500%, 03/20/42	682,995	743,554
4.500%, 10/20/43	1,187,544	1,279,586
4.500%, 02/20/44	2,246,667	2,420,796
4.500%, 04/20/45	2,390,718	2,576,012
5.000%, 08/20/40	725,511	805,869
5.000%, 10/20/40	713,987	793,068
5.000%, 06/20/44	1,817,544	2,018,856
6.500%, 06/20/31	25,679	30,600
6.500%, 11/20/38	604,189	699,562
7.500%, 02/20/28	3,163	3,865

		757,934,573

Federal Agencies—2.9%
Federal Home Loan Bank 1.750%, 06/12/20	17,700,000	18,213,560
Federal Home Loan Mortgage Corp. 0.875%, 03/07/18	17,000,000	17,055,355
1.250%, 10/02/19	3,000,000	3,036,004
1.375%, 05/01/20 (b)	5,145,000	5,224,560
5.125%, 11/17/17	3,530,000	3,743,113
Federal National Mortgage Association 0.875%, 05/21/18	10,160,000	10,200,096
2.125%, 04/24/26	13,500,000	13,887,692

Federal Agencies—(Continued)
Federal National Mortgage Association 6.625%, 11/15/30	2,450,000	3,748,205
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	4,597,438

		79,706,023

U.S. Treasury—36.6%
U.S. Treasury Bonds 2.500%, 02/15/45	9,900,000	10,289,268
2.500%, 02/15/46 (b)	8,200,000	8,523,818
2.500%, 05/15/46	4,800,000	5,001,936
2.750%, 08/15/42	2,020,000	2,221,131
2.875%, 05/15/43	4,760,000	5,341,577
2.875%, 08/15/45	5,000,000	5,601,600
3.000%, 11/15/44	11,000,000	12,624,590
3.000%, 11/15/45 (b)	7,700,000	8,838,214
3.125%, 02/15/42	1,800,000	2,122,812
3.125%, 02/15/43	3,270,000	3,847,449
3.125%, 08/15/44	4,700,000	5,521,983
3.375%, 05/15/44	3,000,000	3,690,570
3.500%, 02/15/39	2,080,000	2,620,550
3.625%, 02/15/44 (b)	10,120,000	13,023,630
3.750%, 08/15/41	1,830,000	2,383,154
3.875%, 08/15/40	10,380,000	13,753,500
4.250%, 11/15/40	7,280,000	10,177,586
4.375%, 11/15/39	3,900,000	5,534,880
4.375%, 05/15/40	5,220,000	7,416,263
4.375%, 05/15/41	5,850,000	8,338,473
4.500%, 05/15/38 (b)	4,950,000	7,169,877
5.000%, 05/15/37	6,560,000	10,068,485
5.250%, 02/15/29	750,000	1,060,147
5.375%, 02/15/31 (b)	3,675,000	5,446,607
6.125%, 11/15/27	5,750,000	8,483,607
6.250%, 08/15/23	7,700,000	10,324,390
6.375%, 08/15/27	6,900,000	10,308,186
6.500%, 11/15/26	4,500,000	6,663,960
7.125%, 02/15/23	11,125,000	15,318,123
7.250%, 08/15/22	6,120,000	8,332,992
7.875%, 02/15/21	4,450,000	5,839,379
8.000%, 11/15/21	2,920,000	3,975,609
8.125%, 08/15/19	2,645,000	3,246,526
8.125%, 08/15/21	1,250,000	1,692,312
8.500%, 02/15/20	6,700,000	8,540,088
8.750%, 08/15/20	1,000,000	1,317,980
8.875%, 02/15/19	10,215,000	12,399,988
9.125%, 05/15/18	1,600,000	1,855,920
U.S. Treasury Notes 0.625%, 08/31/17 (b)	21,700,000	21,721,266
0.625%, 04/30/18 (b)	5,000,000	5,003,650
0.750%, 01/31/18	12,000,000	12,033,961
0.750%, 02/28/18	40,500,000	40,616,239
0.875%, 11/30/17 (b)	12,000,000	12,052,079
1.000%, 12/31/17 (b)	11,000,000	11,070,620
1.000%, 08/15/18	28,000,000	28,227,359
1.125%, 05/31/19	12,300,000	12,452,766

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.125%, 03/31/20	5,100,000	$5,152,326
1.125%, 02/28/21	5,000,000	5,035,300
1.250%, 10/31/19	5,130,000	5,212,234
1.250%, 01/31/20	15,000,000	15,219,600
1.250%, 02/29/20	25,800,000	26,187,516
1.375%, 09/30/18 (b)	47,890,000	48,687,365
1.375%, 11/30/18	15,000,000	15,262,350
1.375%, 01/31/20	27,100,000	27,623,301
1.375%, 08/31/20	14,900,000	15,174,311
1.500%, 03/31/19 (b)	31,870,000	32,592,808
1.500%, 02/28/23	4,000,000	4,059,000
1.625%, 11/30/20	5,000,000	5,146,600
1.625%, 11/15/22	5,000,000	5,117,851
1.625%, 05/31/23 (b)	7,900,000	8,078,066
1.750%, 10/31/20	10,000,000	10,336,499
1.750%, 12/31/20	14,800,000	15,309,712
1.750%, 02/28/22	9,000,000	9,301,860
1.750%, 05/15/22	4,900,000	5,063,023
1.750%, 05/15/23	17,520,000	18,072,406
1.875%, 09/30/17	15,900,000	16,162,668
1.875%, 08/31/22	7,400,000	7,691,856
2.000%, 11/30/20	14,800,000	15,465,999
2.000%, 02/28/21	5,000,000	5,231,050
2.000%, 10/31/21	6,000,000	6,285,600
2.000%, 02/15/22	3,800,000	3,980,956
2.000%, 02/15/23	6,900,000	7,227,888
2.000%, 02/15/25	5,000,000	5,229,200
2.000%, 08/15/25	5,000,000	5,225,050
2.125%, 08/31/20	5,800,000	6,084,142
2.125%, 06/30/21	12,000,000	12,642,240
2.125%, 08/15/21	8,710,000	9,179,556
2.125%, 05/15/25	7,100,000	7,496,464
2.250%, 07/31/21	19,000,000	20,133,158
2.250%, 11/15/24	7,800,000	8,317,530
2.250%, 11/15/25 (b)	6,800,000	7,252,064
2.375%, 05/31/18	31,000,000	32,054,618
2.375%, 12/31/20	7,600,000	8,068,920
2.375%, 08/15/24	16,800,000	18,077,978
2.500%, 08/15/23	14,400,000	15,598,943
2.500%, 05/15/24	7,000,000	7,603,049
2.625%, 08/15/20 (b)	6,000,000	6,415,560
2.750%, 11/15/23 (b)	19,335,000	21,312,971
2.750%, 02/15/24	5,600,000	6,181,616
3.125%, 05/15/19	3,000,000	3,207,600
3.375%, 11/15/19	4,350,000	4,728,493
3.500%, 02/15/18	4,000,000	4,188,520
3.500%, 05/15/20	7,790,000	8,564,793
3.625%, 02/15/20	17,190,000	18,920,861
3.750%, 11/15/18	4,550,000	4,885,244
3.875%, 05/15/18	4,700,000	4,992,716
4.000%, 08/15/18	9,620,000	10,324,761
4.250%, 11/15/17	4,700,000	4,937,209

		1,002,396,501

Total U.S. Treasury & Government Agencies (Cost $1,739,891,829)		1,840,037,097

Corporate Bonds & Notes—27.0%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25	460,000	634,932
Lockheed Martin Corp. 4.700%, 05/15/46	3,000,000	3,501,714
6.150%, 09/01/36	1,700,000	2,263,443
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	769,552
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,069,612
United Technologies Corp. 4.500%, 06/01/42	2,645,000	3,026,900
7.500%, 09/15/29	200,000	295,463

		11,561,616

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	894,049
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,253,572
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	3,000,000	3,195,703
4.500%, 03/26/20 (b)	925,000	1,028,474

		7,371,798

Auto Manufacturers—0.6%
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,702,444
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,942,894
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	3,063,911
General Motors Financial Co., Inc. 2.625%, 07/10/17	4,000,000	4,037,767
Toyota Motor Credit Corp. 3.300%, 01/12/22	4,000,000	4,306,850

		16,053,866

Banks—5.7%
Bank of America Corp. 3.300%, 01/11/23	4,075,000	4,197,165
4.100%, 07/24/23	2,905,000	3,127,271
4.200%, 08/26/24	3,000,000	3,116,554
5.875%, 02/07/42	3,000,000	3,775,204
6.500%, 07/15/18	200,000	218,515
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19	2,000,000	2,225,115
Bank of Nova Scotia (The) 2.050%, 10/30/18	3,480,000	3,540,366
Barclays Bank plc 5.000%, 09/22/16	1,750,000	1,764,831
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,613,756
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,559,871

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	$1,272,093
Citigroup, Inc. 5.375%, 08/09/20	2,200,000	2,466,749
5.850%, 08/02/16	500,000	501,787
6.125%, 11/21/17	1,700,000	1,805,412
6.125%, 05/15/18	1,900,000	2,053,808
Cooperatieve Rabobank UA 5.250%, 05/24/41	3,640,000	4,508,338
Credit Suisse 4.375%, 08/05/20	2,611,000	2,825,230
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	3,000,000	3,013,901
Deutsche Bank AG 6.000%, 09/01/17	1,500,000	1,571,622
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,734,871
Goldman Sachs Group, Inc. (The) 6.000%, 06/15/20	2,000,000	2,281,089
6.125%, 02/15/33	2,075,000	2,587,757
6.450%, 05/01/36	2,000,000	2,343,916
6.750%, 10/01/37	3,500,000	4,314,161
HSBC Holdings plc 5.100%, 04/05/21	2,556,000	2,814,440
6.500%, 09/15/37	905,000	1,065,992
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	2,987,898
JPMorgan Chase & Co. 1.700%, 03/01/18	2,000,000	2,009,618
3.250%, 09/23/22	2,850,000	2,966,654
3.900%, 07/15/25	4,700,000	5,072,152
4.950%, 03/25/20	2,650,000	2,923,266
6.300%, 04/23/19	1,900,000	2,130,217
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	2,851,850
KeyBank N.A. 3.300%, 06/01/25	3,800,000	4,006,633
KFW 1.000%, 06/11/18	3,536,000	3,549,004
2.375%, 08/25/21 (b)	1,945,000	2,047,065
2.750%, 09/08/20	2,300,000	2,449,720
Lloyds Bank plc 6.375%, 01/21/21 (b)	1,500,000	1,740,715
Morgan Stanley 4.350%, 09/08/26	3,800,000	3,960,526
5.625%, 09/23/19	1,900,000	2,106,315
7.250%, 04/01/32	1,850,000	2,543,449
7.300%, 05/13/19	2,460,000	2,824,735
Oesterreichische Kontrollbank AG 1.625%, 03/12/19	3,025,000	3,077,144
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	4,243,237
4.875%, 09/21/17	1,000,000	1,042,048
5.250%, 01/15/17 (b)	1,600,000	1,638,053
Royal Bank of Canada 2.150%, 03/15/19 (b)	3,915,000	3,992,114

Banks—(Continued)
Sumitomo Mitsui Banking Corp. 1.950%, 07/23/18	4,000,000	4,030,554
Toronto-Dominion Bank (The) 2.250%, 11/05/19	4,000,000	4,096,787
U.S. Bancorp 3.600%, 09/11/24 (b)	3,000,000	3,219,370
UBS AG 4.875%, 08/04/20	3,500,000	3,883,932
Wachovia Corp. 5.750%, 06/15/17	700,000	730,566
Wells Fargo & Co. 2.600%, 07/22/20	4,000,000	4,122,304
3.000%, 01/22/21 (b)	3,400,000	3,557,246
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,389,382
Westpac Banking Corp. 1.950%, 11/23/18	3,000,000	3,035,746

		155,528,114

Beverages—0.8%
Anheuser-Busch Cos. LLC 6.450%, 09/01/37 (b)	880,000	1,162,457
Anheuser-Busch InBev Finance, Inc. 1.250%, 01/17/18	3,500,000	3,506,851
4.900%, 02/01/46	7,800,000	9,126,725
Coca-Cola Co. (The) 3.150%, 11/15/20 (b)	280,000	300,278
3.200%, 11/01/23	3,000,000	3,234,949
Pepsi Bottling Group, Inc. (The) 7.000%, 03/01/29	300,000	425,888
PepsiCo, Inc. 3.600%, 03/01/24	3,975,000	4,361,242
5.000%, 06/01/18 (b)	1,000,000	1,076,303

		23,194,693

Biotechnology—0.4%
Amgen, Inc. 5.700%, 02/01/19	850,000	942,287
6.150%, 06/01/18 (b)	1,650,000	1,802,902
Celgene Corp. 4.625%, 05/15/44	4,000,000	4,145,456
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,257,863

		10,148,508

Chemicals—0.6%
Dow Chemical Co. (The) 4.250%, 11/15/20	2,750,000	2,994,253
9.400%, 05/15/39	650,000	1,010,862
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,196,253
6.000%, 07/15/18	1,000,000	1,092,738
LyondellBasell Industries NV 4.625%, 02/26/55	4,400,000	4,223,936

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	$1,065,933
Praxair, Inc. 3.000%, 09/01/21 (b)	3,950,000	4,189,839

		15,773,814

Computers—0.4%
Apple, Inc. 2.250%, 02/23/21 (b)	3,000,000	3,084,776
2.400%, 05/03/23	2,072,000	2,108,156
4.450%, 05/06/44	2,944,000	3,204,246
International Business Machines Corp. 4.000%, 06/20/42 (b)	3,200,000	3,406,361
8.375%, 11/01/19	425,000	520,807

		12,324,346

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 2.300%, 02/06/22	3,600,000	3,731,453
6.450%, 01/15/26	200,000	271,250

		4,002,703

Diversified Financial Services—0.9%
Air Lease Corp. 2.625%, 09/04/18	4,000,000	4,006,713
American Express Co. 7.000%, 03/19/18	3,000,000	3,280,030
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,897,388
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	4,094,246
HSBC Finance Corp. 6.676%, 01/15/21	3,500,000	3,913,656
National Rural Utilities Cooperative Finance Corp. 10.375%, 11/01/18	2,900,000	3,501,192
Nomura Holdings, Inc. 6.700%, 03/04/20 (b)	1,325,000	1,535,105
Visa, Inc. 2.800%, 12/14/22	3,000,000	3,156,573

		25,384,903

Electric—1.8%
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	3,800,000	4,467,453
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,189,955
5.850%, 04/01/18	855,000	924,535
Dominion Resources, Inc. 6.400%, 06/15/18	1,750,000	1,909,591
DTE Electric Co. 3.700%, 03/15/45 (b)	4,000,000	4,220,163
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,532,223

Electric—(Continued)
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	4,149,431
Exelon Corp. 5.625%, 06/15/35	1,500,000	1,793,867
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,331,940
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,458,013
Nisource Finance Corp. 4.800%, 02/15/44	4,000,000	4,588,124
Northern States Power Co. 6.250%, 06/01/36	2,200,000	3,068,259
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,898,109
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,307,059
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	4,174,520
PacifiCorp 2.950%, 02/01/22	2,800,000	2,956,495
PPL Capital Funding, Inc. 3.400%, 06/01/23	4,000,000	4,176,210
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,244,200

		50,390,147

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19 (b)	1,800,000	1,996,949

Electronics—0.2%
Honeywell International, Inc. 5.000%, 02/15/19 (b)	2,000,000	2,198,029
Koninklijke Philips NV 5.750%, 03/11/18	900,000	963,082
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,701,877

		4,862,988

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,705,193

Food—0.5%
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,041,872
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,889,770
Kroger Co. (The) 3.300%, 01/15/21 (b)	3,900,000	4,146,840
Mondelez International, Inc. 5.375%, 02/10/20	1,800,000	2,036,279
Sysco Corp. 2.600%, 06/12/22 (b)	2,400,000	2,437,791

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	$2,079,591

		13,632,143

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,396,829

Gas—0.0%
Sempra Energy 6.150%, 06/15/18	900,000	977,399

Healthcare-Products—0.5%
Abbott Laboratories 5.125%, 04/01/19	1,073,000	1,171,751
Becton Dickinson & Co. 4.685%, 12/15/44	3,500,000	3,955,452
Medtronic, Inc. 4.000%, 04/01/43	3,900,000	4,187,491
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,752,784

		13,067,478

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	3,031,278
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,135,764
Cigna Corp. 5.375%, 02/15/42	3,000,000	3,510,168
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,071,630
UnitedHealth Group, Inc. 3.750%, 07/15/25	3,600,000	3,949,621

		14,698,461

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	528,704

Insurance—1.0%
Aflac, Inc. 3.625%, 06/15/23	2,975,000	3,168,972
Allstate Corp. (The) 6.900%, 05/15/38	150,000	215,324
7.450%, 05/16/19	1,700,000	1,980,653
American International Group, Inc. 3.300%, 03/01/21	3,000,000	3,127,776
5.850%, 01/16/18	1,800,000	1,921,967
AXA S.A. 8.600%, 12/15/30	1,165,000	1,549,450
Berkshire Hathaway, Inc. 3.125%, 03/15/26	2,900,000	3,040,778
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,165,363

Insurance—(Continued)
Chubb INA Holdings, Inc. 3.350%, 05/15/24	4,000,000	4,266,801
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	944,980
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	4,000,000	4,213,512
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,787,121

		27,382,697

Internet—0.2%
Amazon.com, Inc. 3.800%, 12/05/24	3,800,000	4,254,537

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	1,100,000	1,013,375

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18	1,757,000	2,032,092

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	2,013,141

Media—0.9%
21st Century Fox America, Inc.
6.550%, 03/15/33	1,950,000	2,464,863
Comcast Corp. 4.650%, 07/15/42	3,670,000	4,205,999
5.650%, 06/15/35	1,500,000	1,901,879
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,868,845
Historic TW, Inc. 6.875%, 06/15/18	1,800,000	1,986,053
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	875,074
Time Warner Cable, Inc. 5.000%, 02/01/20	1,900,000	2,066,230
5.850%, 05/01/17	1,800,000	1,863,315
6.550%, 05/01/37	100,000	116,131
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23 (b)	380,000	491,304
Time Warner, Inc. 6.100%, 07/15/40	925,000	1,138,683
7.700%, 05/01/32	685,000	953,815
Viacom, Inc. 4.375%, 03/15/43	3,500,000	2,840,826
Walt Disney Co. (The) 2.750%, 08/16/21	1,930,000	2,043,178

		24,816,195

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.3%
Barrick North America Finance LLC 4.400%, 05/30/21	3,125,000	$3,365,650
Newmont Mining Corp. 6.250%, 10/01/39 (b)	1,800,000	1,984,552
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,031,040

		7,381,242

Miscellaneous Manufacturing—0.7%
General Electric Co. 3.375%, 03/11/24	2,900,000	3,151,858
5.250%, 12/06/17	1,800,000	1,911,255
5.300%, 02/11/21	1,915,000	2,213,491
5.400%, 02/15/17	2,000,000	2,055,272
5.500%, 01/08/20 (b)	3,360,000	3,823,404
5.875%, 01/14/38	2,050,000	2,757,701
6.750%, 03/15/32	1,250,000	1,753,416
7.500%, 08/21/35	100,000	150,021
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	1,224,997

		19,041,415

Multi-National—1.5%
Asian Development Bank 1.625%, 08/26/20	4,000,000	4,081,872
European Bank for Reconstruction & Development 1.000%, 06/15/18 (b)	3,564,000	3,577,870
European Investment Bank 1.625%, 06/15/17	1,975,000	1,992,345
2.500%, 10/15/24 (b)	3,800,000	4,043,828
4.000%, 02/16/21	1,700,000	1,905,180
4.875%, 02/15/36	3,700,000	5,067,608
5.125%, 05/30/17	1,750,000	1,819,389
Inter-American Development Bank 2.125%, 01/15/25	3,900,000	4,054,878
2.375%, 08/15/17	2,000,000	2,037,863
6.800%, 10/15/25	500,000	696,031
7.000%, 06/15/25	200,000	271,296
International Bank for Reconstruction & Development 2.125%, 03/03/25	3,000,000	3,118,385
7.625%, 01/19/23	2,970,000	4,110,477
8.875%, 03/01/26	535,000	842,526
International Finance Corp. 1.750%, 09/04/18	2,975,000	3,037,513

		40,657,061

Office/Business Equipment—0.1%
Xerox Corp. 6.350%, 05/15/18	2,550,000	2,690,250

Oil & Gas—1.5%
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,445,000	2,578,579

Oil & Gas—(Continued)
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	381,992
BP Capital Markets plc 3.245%, 05/06/22	3,900,000	4,086,329
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	1,954,068
Chevron Corp. 3.191%, 06/24/23	3,025,000	3,183,670
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,831,935
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	873,548
Devon Energy Corp. 6.300%, 01/15/19	850,000	918,000
Hess Corp. 8.125%, 02/15/19	1,630,000	1,809,300
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,007,695
Noble Energy, Inc. 3.900%, 11/15/24 (b)	4,200,000	4,274,918
Petroleos Mexicanos 6.625%, 06/15/35	3,400,000	3,519,222
Shell International Finance B.V. 4.300%, 09/22/19	1,000,000	1,088,630
4.375%, 05/11/45	1,900,000	2,046,809
Statoil ASA 3.250%, 11/10/24 (b)	3,100,000	3,251,795
6.700%, 01/15/18	300,000	324,304
Suncor Energy, Inc. 6.100%, 06/01/18 (b)	2,500,000	2,694,613
Total Capital International S.A. 2.700%, 01/25/23 (b)	3,000,000	3,073,777
XTO Energy, Inc. 6.500%, 12/15/18 (b)	1,600,000	1,800,766

		41,699,950

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23	4,000,000	4,136,716

Pharmaceuticals—1.1%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,242,409
Actavis Funding SCS 2.350%, 03/12/18	3,900,000	3,944,040
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,232,501
Express Scripts Holding Co. 6.125%, 11/15/41 (b)	1,520,000	1,809,774
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/38	2,100,000	2,990,943
Johnson & Johnson 5.950%, 08/15/37	910,000	1,334,096
6.950%, 09/01/29	250,000	369,724

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Merck & Co., Inc. 2.400%, 09/15/22 (b)	4,000,000	$4,079,252
6.550%, 09/15/37	1,000,000	1,435,788
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	393,935
Novartis Capital Corp. 4.400%, 04/24/20	900,000	999,389
Sanofi 4.000%, 03/29/21 (b)	2,775,000	3,042,766
Wyeth LLC 5.950%, 04/01/37	3,300,000	4,377,336

		29,251,953

Pipelines—0.8%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	255,415
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	3,000,000	3,304,844
Energy Transfer Partners L.P. 4.650%, 06/01/21	1,950,000	2,013,375
5.150%, 03/15/45	2,600,000	2,410,962
Enterprise Products Operating LLC 6.300%, 09/15/17	1,900,000	2,006,342
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,101,376
Plains All American Pipeline L.P. / PAA Finance Corp. 6.500%, 05/01/18	2,485,000	2,630,131
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	1,050,000	1,189,807
7.625%, 04/01/37	640,000	712,296
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,184,006
Williams Partners L.P. 5.250%, 03/15/20 (b)	3,575,000	3,646,500

		22,455,054

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	988,126
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,156,192
ERP Operating L.P. 5.750%, 06/15/17	900,000	937,550
HCP, Inc. 5.375%, 02/01/21 (b)	2,591,000	2,888,205
Kimco Realty Corp. 6.875%, 10/01/19	550,000	633,843
Simon Property Group L.P. 5.250%, 12/01/16	2,000,000	2,013,538

		10,617,454

Retail—1.1%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	480,186

Retail—(Continued)
CVS Health Corp. 2.250%, 12/05/18 (b)	3,930,000	4,018,531
Home Depot, Inc. (The) 2.000%, 04/01/21 (b)	3,000,000	3,068,010
4.400%, 04/01/21	1,450,000	1,631,313
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,392,862
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	4,600,000	3,609,853
McDonald’s Corp. 3.700%, 01/30/26	6,000,000	6,469,185
5.350%, 03/01/18	885,000	945,688
Target Corp. 6.350%, 11/01/32	708,000	961,096
Wal-Mart Stores, Inc. 2.550%, 04/11/23	4,000,000	4,170,345
5.250%, 09/01/35	935,000	1,219,839
5.625%, 04/15/41	1,900,000	2,548,144
Walgreen Co. 5.250%, 01/15/19 (b)	225,000	243,856

		30,758,908

Semiconductors—0.2%
Intel Corp. 2.700%, 12/15/22	2,000,000	2,096,151
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	4,000,000	4,231,537

		6,327,688

Software—0.8%
Adobe Systems, Inc. 4.750%, 02/01/20 (b)	2,200,000	2,427,035
Fidelity National Information Services, Inc. 2.850%, 10/15/18 (b)	4,000,000	4,103,534
Microsoft Corp. 2.000%, 11/03/20	3,000,000	3,075,990
4.200%, 06/01/19	2,700,000	2,937,535
Oracle Corp. 2.375%, 01/15/19	3,885,000	4,003,228
4.125%, 05/15/45	4,200,000	4,320,946

		20,868,268

Telecommunications—1.6%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	2,700,000	2,850,971
AT&T Mobility LLC 7.125%, 12/15/31	100,000	134,454
AT&T, Inc. 2.450%, 06/30/20	4,100,000	4,182,374
5.000%, 03/01/21	2,600,000	2,900,945
5.500%, 02/01/18	3,500,000	3,726,070
5.800%, 02/15/19	1,700,000	1,883,291
6.300%, 01/15/38	1,300,000	1,555,058
British Telecommunications plc 9.375%, 12/15/30	1,000,000	1,535,811

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	$2,628,242
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,504,986
Orange S.A. 5.500%, 02/06/44 (b)	2,400,000	3,008,378
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	883,047
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	1,400,000	1,467,278
Verizon Communications, Inc. 4.600%, 04/01/21	2,400,000	2,692,354
5.150%, 09/15/23	3,510,000	4,085,939
6.100%, 04/15/18	1,600,000	1,737,065
6.550%, 09/15/43	3,304,000	4,440,247
Verizon New York, Inc. 7.375%, 04/01/32	500,000	607,530
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,515,087

		44,339,127

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	4,223,716
CSX Corp. 6.150%, 05/01/37	1,600,000	2,087,085
7.900%, 05/01/17	500,000	527,709
FedEx Corp. 8.000%, 01/15/19	675,000	783,246
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,996,355
5.590%, 05/17/25	28,000	33,993
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,669,303
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	841,421

		12,162,828

Total Corporate Bonds & Notes (Cost $707,351,158)		739,500,603

Foreign Government—2.0%

Banks—0.4%
KFW 0.875%, 04/19/18	3,500,000	3,505,409
1.625%, 03/15/21	3,500,000	3,562,023
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	3,500,000	3,590,164

		10,657,596

Electric—0.1%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,325,890

Provincial—0.3%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	2,026,982
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	315,005
Province of Ontario Canada 2.450%, 06/29/22	4,000,000	4,182,706
4.400%, 04/14/20	2,100,000	2,338,652
Province of Quebec Canada 7.500%, 07/15/23	350,000	469,805

		9,333,150

Sovereign—1.2%
Canada Government International Bonds 1.625%, 02/27/19	4,000,000	4,087,932
Colombia Government International Bonds 8.125%, 05/21/24 (b)	1,500,000	1,958,329
Mexico Government International Bonds 5.750%, 10/12/10	4,100,000	4,551,501
6.750%, 09/27/34 (b)	1,050,000	1,420,415
8.000%, 09/24/22 (b)	2,200,000	2,868,188
Panama Government International Bonds 5.200%, 01/30/20	1,370,000	1,517,482
Peruvian Government International Bonds 8.750%, 11/21/33	1,450,000	2,283,651
Philippine Government International Bonds 5.000%, 01/13/37	1,740,000	2,248,950
Republic of Korea 7.125%, 04/16/19 (b)	4,900,000	5,689,932
Turkey Government International Bonds 3.250%, 03/23/23 (b)	2,350,000	2,263,919
6.250%, 09/26/22	1,607,000	1,815,460
7.375%, 02/05/25	1,473,000	1,816,047

		32,521,806

Total Foreign Government (Cost $51,338,809)		53,838,442

Mortgage-Backed Securities—1.5%

Commercial Mortgage-Backed Securities—1.5%
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,052,803	1,054,825
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	4,186,711
3.902%, 07/10/50	1,835,000	2,028,364
6.007%, 12/10/49 (a)	2,182,307	2,249,921
Freddie Mac Multifamily Structured Pass-Through Certificates 2.902%, 08/25/20	1,073,260	1,111,285
3.060%, 07/25/23 (a)	4,800,000	5,181,552
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,956,344
GS Mortgage Securities Trust 3.135%, 06/10/46	2,935,000	3,119,055
3.377%, 05/10/45	2,750,000	2,953,163
4.243%, 08/10/46	966,000	1,094,444

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	3,900,000	$4,222,570
JPMorgan Chase Commercial Mortgage Securities Trust 5.420%, 01/15/49	2,244,548	2,278,182
5.440%, 06/12/47	760,245	771,796
Morgan Stanley Bank of America Merrill Lynch Trust 3.732%, 05/15/48	3,750,000	4,098,578
Morgan Stanley Capital Trust 5.809%, 12/12/49	2,113,251	2,170,904
6.102%, 06/11/49 (a)	1,020,326	1,052,059
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,118,686

Total Mortgage-Backed Securities (Cost $39,579,012)		40,648,439

Municipals—0.8%
Los Angeles Community College District, Build America Bonds 6.750%, 08/01/49	2,210,000	3,481,855
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	2,160,000	3,112,452
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	2,000,000	2,674,380
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	3,500,000	5,491,675
Oregon School Boards Association, Build America Bonds 5.680%, 06/30/28	1,900,000	2,423,963
State of California General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	2,000,000	3,029,040
State of Illinois, Build America Bonds 5.100%, 06/01/33	1,230,000	1,182,116

Total Municipals (Cost $17,304,303)		21,395,481

Asset-Backed Securities—0.5%

Asset-Backed - Automobile—0.2%
Capital Auto Receivables Asset Trust 1.610%, 06/20/19	830,000	834,897
1.940%, 01/21/20	2,000,000	2,024,400
CarMax Auto Owner Trust 0.970%, 04/16/18	774,389	774,629
Honda Auto Receivables Owner Trust 0.770%, 05/15/17	17,019	17,018
Nissan Auto Receivables Owner Trust 0.750%, 07/15/19	794,625	794,128

Asset-Backed - Automobile—(Continued)
Volkswagen Auto Loan Enhanced Trust 0.950%, 04/22/19	1,252,000	1,244,386

		5,689,458

Asset-Backed - Credit Card—0.3%
Capital One Multi-Asset Execution Trust 5.750%, 07/15/20	1,960,000	2,072,896
Citibank Credit Card Issuance Trust 2.880%, 01/23/23	4,924,000	5,233,227

		7,306,123

Asset-Backed - Home Equity—0.0%
Centex Home Equity Loan Trust 4.250%, 12/25/31	54,794	54,809

Total Asset-Backed Securities (Cost $12,874,404)		13,050,390

Short-Term Investments—4.8%

Discount Notes—0.7%
Fannie Mae 0.010%, 07/01/16 (c)	500,000	500,000
Federal Home Loan Bank 0.010%, 07/01/16 (c)	1,300,000	1,300,000
0.199%, 07/06/16 (c)	600,000	599,980
0.244%, 07/14/16 (c)	3,400,000	3,399,682
0.249%, 07/18/16 (c)	5,200,000	5,199,362
0.255%, 07/15/16 (c)	5,500,000	5,499,423
Freddie Mac 0.186%, 07/08/16 (c)	2,500,000	2,499,898

		18,998,345

Mutual Fund—3.3%
State Street Navigator Securities Lending MET Portfolio (d)	91,893,408	91,893,408

U.S. Treasury—0.8%
U.S. Treasury Bills 0.253%, 09/29/16 (c)	23,700,000	23,685,069

Total Short-Term Investments (Cost $134,576,822)		134,576,822

Total Investments—103.8% (Cost $2,702,916,337) (e)		2,843,047,274
Other assets and liabilities (net)—(3.8)%		(104,941,081)

Net Assets—100.0%		$2,738,106,193

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $220,020,717 and the collateral received consisted of cash in the amount of $91,893,408 and non-cash collateral with a value of $139,134,571. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(e)	As of June 30, 2016, the aggregate cost of investments was $2,702,916,337. The aggregate unrealized appreciation and depreciation of investments were $156,542,016 and $(16,411,079), respectively, resulting in net unrealized appreciation of $140,130,937.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,840,037,097	$—	$1,840,037,097
Total Corporate Bonds & Notes*	—	739,500,603	—	739,500,603
Total Foreign Government*	—	53,838,442	—	53,838,442
Total Mortgage-Backed Securities*	—	40,648,439	—	40,648,439
Total Municipals	—	21,395,481	—	21,395,481
Total Asset-Backed Securities*	—	13,050,390	—	13,050,390
Short-Term Investments
Discount Notes	—	18,998,345	—	18,998,345
Mutual Fund	91,893,408	—	—	91,893,408
U.S. Treasury	—	23,685,069	—	23,685,069
Total Short-Term Investments	91,893,408	42,683,414	—	134,576,822
Total Investments	$91,893,408	$2,751,153,866	$—	$2,843,047,274

Collateral for Securities Loaned (Liability)	$—	$(91,893,408)	$—	$(91,893,408)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,843,047,274
Cash	113,164
Receivable for:
Investments sold	7,453,366
Fund shares sold	726,924
Interest	17,540,715
Prepaid expenses	17,141

Total Assets	2,868,898,584
Liabilities
Collateral for securities loaned	91,893,408
Payables for:
Investments purchased	36,158,095
Fund shares redeemed	1,438,407
Accrued Expenses:
Management fees	535,962
Distribution and service fees	298,976
Deferred trustees’ fees	76,342
Other expenses	391,201

Total Liabilities	130,792,391

Net Assets	$2,738,106,193

Net Assets Consist of:
Paid in surplus	$2,639,428,241
Undistributed net investment income	29,953,012
Accumulated net realized loss	(71,405,997)
Unrealized appreciation on investments	140,130,937

Net Assets	$2,738,106,193

Net Assets
Class A	$1,304,780,986
Class B	1,018,915,923
Class E	65,983,808
Class G	348,425,476
Capital Shares Outstanding*
Class A	116,818,230
Class B	93,043,337
Class E	5,936,695
Class G	31,915,903
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.17
Class B	10.95
Class E	11.11
Class G	10.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,702,916,337.
(b)	Includes securities loaned at value of $220,020,717.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$35,276,472
Securities lending income	127,439

Total investment income	35,403,911
Expenses
Management fees	3,251,367
Administration fees	32,915
Custodian and accounting fees	119,496
Distribution and service fees—Class B	1,225,938
Distribution and service fees—Class E	49,092
Distribution and service fees—Class G	480,480
Audit and tax services	42,851
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	111,338
Insurance	7,594
Miscellaneous	8,990

Total expenses	5,359,639
Less management fee waiver	(108,060)

Net expenses	5,251,579

Net Investment Income	30,152,332

Net Realized and Unrealized Gain
Net realized gain on investments	2,892,710

Net change in unrealized appreciation on investments	96,893,646

Net realized and unrealized gain	99,786,356

Net Increase in Net Assets From Operations	$129,938,688

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,152,332	$56,527,042
Net realized gain	2,892,710	1,373,336
Net change in unrealized appreciation (depreciation)	96,893,646	(55,044,718)

Increase in net assets from operations	129,938,688	2,855,660

From Distributions to Shareholders
Net investment income
Class A	(35,505,596)	(31,869,029)
Class B	(25,827,980)	(27,379,615)
Class E	(1,710,890)	(2,026,136)
Class G	(8,916,198)	(6,508,764)

Total distributions	(71,960,664)	(67,783,544)

Increase in net assets from capital share transactions	204,568,430	235,033,876

Total increase in net assets	262,546,454	170,105,992

Net Assets
Beginning of period	2,475,559,739	2,305,453,747

End of period	$2,738,106,193	$2,475,559,739

Undistributed net investment income
End of period	$29,953,012	$71,761,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	9,382,405	$104,891,667	22,094,159	$245,862,213
Reinvestments	3,198,702	35,505,596	2,931,833	31,869,029
Redemptions	(3,560,921)	(39,874,009)	(7,121,088)	(79,138,007)

Net increase	9,020,186	$100,523,254	17,904,904	$198,593,235

Class B
Sales	4,461,022	$48,946,508	6,433,633	$70,248,315
Reinvestments	2,373,895	25,827,980	2,566,037	27,379,615
Redemptions	(4,782,741)	(52,140,795)	(8,707,427)	(94,405,934)

Net increase	2,052,176	$22,633,693	292,243	$3,221,996

Class E
Sales	108,744	$1,216,626	205,493	$2,278,438
Reinvestments	154,832	1,710,890	187,258	2,026,136
Redemptions	(501,200)	(5,550,160)	(1,116,025)	(12,326,766)

Net decrease	(237,624)	$(2,622,644)	(723,274)	$(8,022,192)

Class G
Sales	10,221,429	$110,902,422	7,491,067	$81,485,884
Reinvestments	821,769	8,916,198	611,726	6,508,764
Redemptions	(3,273,578)	(35,784,493)	(4,315,187)	(46,753,811)

Net increase	7,769,620	$84,034,127	3,787,606	$41,240,837

Increase derived from capital shares transactions		$204,568,430		$235,033,876

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.92		$11.22	$10.93	$11.59	$11.58	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.28	0.29	0.29	0.34	0.38
Net realized and unrealized gain (loss) on investments	0.42		(0.25)	0.33	(0.55)	0.10	0.43

Total from investment operations	0.56		0.03	0.62	(0.26)	0.44	0.81

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.33)	(0.40)	(0.43)	(0.40)

Total distributions	(0.31)		(0.33)	(0.33)	(0.40)	(0.43)	(0.40)

Net Asset Value, End of Period	$11.17		$10.92	$11.22	$10.93	$11.59	$11.58

Total Return (%) (b)	5.17	(c)	0.25	5.81	(2.33)	3.90	7.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.29	0.28
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.28	0.28	0.28	0.28
Ratio of net investment income to average net assets (%)	2.45	(d)	2.48	2.62	2.65	2.92	3.36
Portfolio turnover rate (%)	9	(c)	18	13	18	24	23
Net assets, end of period (in millions)	$1,304.8		$1,177.2	$1,008.2	$797.4	$637.3	$630.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.70		$10.99	$10.72	$11.37	$11.37	$10.97

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.24	0.26	0.26	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.42		(0.23)	0.32	(0.54)	0.10	0.44

Total from investment operations	0.54		0.01	0.58	(0.28)	0.40	0.78

Less Distributions
Distributions from net investment income	(0.29)		(0.30)	(0.31)	(0.37)	(0.40)	(0.38)

Total distributions	(0.29)		(0.30)	(0.31)	(0.37)	(0.40)	(0.38)

Net Asset Value, End of Period	$10.95		$10.70	$10.99	$10.72	$11.37	$11.37

Total Return (%) (b)	5.02	(c)	0.09	5.48	(2.53)	3.62	7.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.54	0.53
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.53	0.53	0.53	0.53
Ratio of net investment income to average net assets (%)	2.20	(d)	2.23	2.37	2.40	2.67	3.12
Portfolio turnover rate (%)	9	(c)	18	13	18	24	23
Net assets, end of period (in millions)	$1,018.9		$973.6	$997.1	$964.2	$934.5	$893.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.86		$11.15	$10.87	$11.52	$11.52	$11.11

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.26	0.27	0.28	0.32	0.36
Net realized and unrealized gain (loss) on investments	0.41		(0.24)	0.33	(0.55)	0.09	0.44

Total from investment operations	0.54		0.02	0.60	(0.27)	0.41	0.80

Less Distributions
Distributions from net investment income	(0.29)		(0.31)	(0.32)	(0.38)	(0.41)	(0.39)

Total distributions	(0.29)		(0.31)	(0.32)	(0.38)	(0.41)	(0.39)

Net Asset Value, End of Period	$11.11		$10.86	$11.15	$10.87	$11.52	$11.52

Total Return (%) (b)	5.02	(c)	0.19	5.58	(2.41)	3.68	7.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.44	0.43
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.43	0.43	0.43	0.43
Ratio of net investment income to average net assets (%)	2.30	(d)	2.33	2.47	2.50	2.77	3.21
Portfolio turnover rate (%)	9	(c)	18	13	18	24	23
Net assets, end of period (in millions)	$66.0		$67.0	$76.9	$82.2	$88.1	$91.8

	Class G
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.67		$10.97	$10.70	$11.35	$11.35	$10.96

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.24	0.25	0.26	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.42		(0.25)	0.33	(0.54)	0.10	0.42

Total from investment operations	0.54		(0.01)	0.58	(0.28)	0.40	0.76

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.31)	(0.37)	(0.40)	(0.37)

Total distributions	(0.29)		(0.29)	(0.31)	(0.37)	(0.40)	(0.37)

Net Asset Value, End of Period	$10.92		$10.67	$10.97	$10.70	$11.35	$11.35

Total Return (%) (b)	5.07	(c)	(0.06)	5.46	(2.57)	3.58	7.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.59	0.58
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	2.16	(d)	2.18	2.32	2.35	2.62	3.09
Portfolio turnover rate (%)	9	(c)	18	13	18	24	23
Net assets, end of period (in millions)	$348.4		$257.7	$223.3	$169.1	$157.5	$133.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Barclays Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MSF-22

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-24

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(35,693,474)	$—	$—	$—	$(35,693,474)
Foreign Government	(9,497,391)	—	—	—	(9,497,391)
U.S. Treasury & Government Agencies	(46,702,543)	—	—	—	(46,702,543)
Total	$(91,893,408)	$—	$—	$—	$(91,893,408)
Total Borrowings	$(91,893,408)	$—	$—	$—	$(91,893,408)
Gross amount of recognized liabilities for securities lending transactions					$(91,893,408)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$286,903,442	$107,817,145	$191,438,610	$32,378,615

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $3,251,367.

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2016 were $294,536.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

MSF-26

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$67,783,544	$61,380,806	$—	$—	$67,783,544	$61,380,806

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$71,836,300	$—	$11,225,597	$(16,605,684)	$(25,681,329)	$40,774,884

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, $4,015,637 of capital loss carryforwards expired.

As of December 31, 2015, the Portfolio had post-enactment short-term accumulated capital losses of $4,227,296, post-enactment long-term accumulated capital losses of $21,454,033, and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$9,934,932	$6,670,752	$16,605,684

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 5.23%, 5.11%, and 5.16%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.31%.

MARKET ENVIRONMENT / CONDITIONS

Yields on high-quality government bonds fell as 2016 began with a rout of global equities against a backdrop of China-led risk aversion and slowing growth in leading developed economies. Bond yields showed little sign of rising significantly even after equity markets rebounded and oil found some support mid-quarter. This left 10-year yields lower over the first three months of the year, falling by 50 basis points (“bps”) to 1.78% in the U.S., 31 bps to -0.04% in Japan, 47 bps to 0.16% in Germany and 54 bps to 1.42% in the U.K.

As concerns grew of a prolonged economic downturn, the yield differential narrowed markedly between short and long-dated bonds in major sovereign markets. The yield spread between 2-year and 10-year bonds in both the U.S. Treasury and U.K. gilt markets compressed to under 100bps in February—the flattest those yield curves have been since 2007-08.

Although fears receded that U.S. economic deceleration might turn to recession, interest rate expectations also waned, causing the U.S. dollar to slip more than 4% over the first quarter—nearly 7% below its high at the end of November 2015.

Markets continued to try to time the next U.S. rate hike, without great conviction, but were rocked in late June after the U.K. voted unexpectedly to leave the European Union. Markets had been positioned for a “remain” outcome to the referendum and reacted violently to the decisive 52% to 48% vote to leave, coined the “Brexit”. Risk assets were routed in the immediate aftermath while sterling plunged more than 10% intraday in a record one-day drop that took the currency to levels not seen since 1985.

A flight to safety following the result saw sovereign bond yields decline sharply. This came on top of downward moves that had already pushed 10-year yields to record lows in Japan, Germany and the U.K. ahead of the vote as uncertainty over the outcome heightened. The momentous moves in bond markets saw 10-year yields turn negative in Germany ahead of the referendum and plunge below 1% in the U.K. following the result. The 10-year U.S. Treasury yield fell to its lowest level since mid-2012. This left 10-year yields 29 bps lower over the quarter at 1.49% in the U.S., 18 bps lower at -0.23% in Japan, 29 bps lower at -0.13% in Germany and 55 bps lower at 0.87% in the U.K.

Before Brexit fears started to grip markets back in May, risk sentiment had been continuing to rebound from the lows of the first quarter, buoyed by China’s economy showing signs of stabilizing and commodity prices strengthening further. The tight correlation of asset prices to Brexit probabilities from May (and before that to oil price fluctuations) highlights how markets now tend to focus on just one factor at a time.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, key detractors from performance were our relative underweight to U.S. Investment Grade Credit, which performed well, and active foreign exchange positioning, as the Portfolio held a long U.S. dollar bias versus a number of currencies. We began the year with an underweight position in Investment Grade Credit, which we began closing in the second quarter. By the end of the six month period, we were overweight Investment Grade Credit versus the benchmark as we rotated into higher quality sources of carry.

Buoyed by easy monetary policy along with a demand for yield, our overweight allocation to U.S. securitized assets, U.S. High Yield and Municipal Bonds added to performance. Additionally, as interest rates continued to rally through the quarter alongside an uptick in prepayment risk, our allocation to higher coupon mortgages in U.S. Agency Mortgage Backed Securities added to performance as well.

Through the first quarter of 2016, we maintained a neutral duration position versus the Index due to our defensive view on U.S. interest rates, which we believed could fall. However, we shifted to a modest underweight position as Federal Open Market Committee (the “FOMC”) members struck a surprisingly hawkish tone in the April FOMC minutes. While moving closer to the U.K. referendum in May and June, expecting safe-haven assets to be in demand, we moved back to a neutral duration position. Towards the end of the period, taking into consideration the extent of the rally within U.S. Treasuries alongside an indication of stability within U.S. economic data, we moved to a slight underweight position versus the benchmark.

Additionally, given the spread compression between higher and lower quality assets across the fixed income universe since the middle of February, we increased exposure across higher quality assets such as U.S. Investment Grade Credit, U.S. Agency Mortgages and U.S. Municipal Bonds. In securitized assets, while we reduced our allocation to begin the year, we modestly increased our allocation in the second quarter and remained overweight the sector at period end.

In active foreign exchange, at period end we tactically maintained a long U.S. dollar bias and remain slightly long the U.S. dollar versus the Chinese yuan, Saudi riyal and British pound at period end.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the Portfolio as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, the net use of derivatives had a positive impact on performance.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	5.23	5.44	4.73	5.09
Class B	5.11	5.18	4.47	4.83
Class E	5.16	5.28	4.57	4.94
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	5.13

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	53.8
Corporate Bonds & Notes	26.0
Asset-Backed Securities	9.3
Mortgage-Backed Securities	7.7
Municipals	4.1
Foreign Government	2.7
Preferred Stocks	0.4

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.37%	$1,000.00	$1,052.30	$1.89
	Hypothetical*	0.37%	$1,000.00	$1,023.02	$1.86

Class B	Actual	0.62%	$1,000.00	$1,051.10	$3.16
	Hypothetical*	0.62%	$1,000.00	$1,021.78	$3.12

Class E	Actual	0.52%	$1,000.00	$1,051.60	$2.65
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—53.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—33.1%
Fannie Mae 15 Yr. Pool 2.500%, 01/01/30	1,706,602	$1,771,904
2.500%, 07/01/30	486,781	505,262
2.500%, 08/01/30	4,085,971	4,238,511
2.500%, 09/01/30	2,157,002	2,238,416
2.500%, 11/01/30	4,393,724	4,556,419
3.000%, 11/01/26	1,438,232	1,509,728
3.000%, 02/01/27	3,878,957	4,071,058
3.000%, 09/01/28	2,552,383	2,678,726
3.000%, 11/01/28	4,793,401	5,060,636
3.000%, 12/01/28	1,292,321	1,364,706
3.000%, 01/01/29	554,419	585,820
3.000%, 04/01/29	1,823,225	1,925,083
3.000%, 05/01/29	2,890,356	3,048,609
3.000%, 08/01/29	3,425,158	3,617,192
3.000%, 09/01/29	1,071,883	1,132,743
3.000%, 03/01/30	1,622,178	1,713,369
3.000%, 04/01/30	1,382,441	1,458,997
3.000%, 05/01/30	1,936,764	2,044,869
3.000%, 07/01/30	9,781,158	10,323,291
3.000%, 08/01/30	8,174,171	8,626,023
3.000%, 09/01/30	3,087,041	3,257,400
3.500%, 11/01/25	2,108,818	2,249,236
3.500%, 08/01/26	1,750,637	1,863,571
3.500%, 08/01/28	1,103,013	1,179,635
3.500%, 10/01/28	4,578,478	4,896,376
3.500%, 11/01/28	5,482,875	5,862,992
3.500%, 02/01/29	11,364,460	12,151,005
3.500%, 04/01/29	2,343,671	2,506,427
3.500%, 05/01/29	5,376,961	5,736,947
3.500%, 06/01/29	3,462,649	3,703,016
3.500%, 07/01/29	12,780,703	13,669,419
3.500%, 09/01/29	325,755	348,495
3.500%, 12/01/29	15,648,253	16,780,368
3.500%, 08/01/30	1,475,965	1,585,342
4.000%, 01/01/25	13,561	14,059
4.000%, 02/01/25	4,492,168	4,788,447
4.000%, 09/01/25	806,465	860,774
4.000%, 10/01/25	2,356,566	2,515,486
4.000%, 01/01/26	704,899	751,045
4.000%, 04/01/26	489,206	522,367
4.000%, 07/01/26	1,948,958	2,066,511
4.000%, 08/01/26	1,053,379	1,124,563
4.500%, 12/01/20	1,004,577	1,039,852
4.500%, 02/01/25	781,556	833,224
4.500%, 04/01/25	156,153	168,477
4.500%, 07/01/25	578,109	622,442
4.500%, 06/01/26	3,446,943	3,704,442
Fannie Mae 20 Yr. Pool 5.000%, 05/01/23	3,754	4,165
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	9,937,085	10,435,976
3.000%, 01/01/43	6,659,004	6,979,110
3.000%, 02/01/43	3,161,122	3,320,271
3.000%, 03/01/43	25,707,339	26,842,344
3.000%, 04/01/43	17,455,922	18,241,367

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 05/01/43	23,675,320	24,835,504
3.000%, 06/01/43	2,967,685	3,122,911
3.000%, 06/01/46	968,406	1,013,306
3.500%, 01/01/42	228,455	244,514
3.500%, 04/01/42	84,211	90,598
3.500%, 06/01/42	1,033,005	1,106,477
3.500%, 10/01/42	433,256	465,647
3.500%, 12/01/42	211,733	227,788
3.500%, 01/01/43	1,392,298	1,495,317
3.500%, 02/01/43	2,020,839	2,160,063
3.500%, 03/01/43	5,173,968	5,547,145
3.500%, 04/01/43	89,018	95,680
3.500%, 07/01/43	14,921,727	15,960,642
3.500%, 08/01/43	9,953,869	10,651,810
3.500%, 09/01/43	157,969	166,736
3.500%, 10/01/43	201,011	216,230
3.500%, 11/01/43	1,656,020	1,772,230
3.500%, 01/01/44	2,181,463	2,337,930
3.500%, 06/01/44	462,413	495,579
3.500%, 07/01/44	393,319	422,091
3.500%, 08/01/44	3,000,576	3,218,532
3.500%, 09/01/44	802,408	862,555
3.500%, 10/01/44	1,039,479	1,111,496
3.500%, 05/01/45	930,886	993,937
3.500%, 06/01/45	1,611,804	1,723,668
3.500%, 10/01/45	3,618,343	3,867,450
3.500%, 11/01/45	2,003,859	2,145,069
3.500%, 12/01/45	13,959,215	14,755,030
3.500%, 03/01/46	17,880,364	18,879,565
3.500%, 04/01/46	10,414,887	10,998,974
3.500%, TBA (a)	12,994,000	13,710,697
4.000%, 08/01/33	1,643,766	1,761,708
4.000%, 06/01/39	1,264,878	1,358,253
4.000%, 12/01/39	129,391	138,716
4.000%, 07/01/40	1,654,980	1,775,503
4.000%, 08/01/40	3,029,388	3,256,405
4.000%, 10/01/40	164,980	177,483
4.000%, 11/01/40	544,634	585,875
4.000%, 12/01/40	2,794,632	3,005,916
4.000%, 04/01/41	280,236	301,304
4.000%, 09/01/41	7,470,165	8,031,340
4.000%, 10/01/41	483,507	518,325
4.000%, 02/01/42	4,095,900	4,404,311
4.000%, 05/01/42	1,679,237	1,828,848
4.000%, 06/01/42	992,487	1,066,475
4.000%, 07/01/42	4,672,656	5,122,293
4.000%, 08/01/42	516,226	554,910
4.000%, 09/01/42	1,264,838	1,359,439
4.000%, 12/01/42	1,503,014	1,614,744
4.000%, 01/01/43	5,446,436	5,853,021
4.000%, 10/01/43	9,694,315	10,492,254
4.000%, 11/01/43	4,899,169	5,380,571
4.000%, 01/01/44	3,636,433	3,993,733
4.000%, 02/01/44	3,329,390	3,657,440
4.000%, 05/01/44	4,965,456	5,454,212

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 07/01/44	371,117	$402,227
4.000%, 12/01/44	2,786,079	3,047,403
4.000%, 01/01/45	548,216	600,252
4.000%, 02/01/45	194,631	214,008
4.000%, 03/01/45	1,596,111	1,734,230
4.000%, 04/01/45	1,178,151	1,291,458
4.000%, 05/01/45	1,369,859	1,484,347
4.000%, 09/01/45	504,638	543,585
4.000%, 10/01/45	22,559,169	24,588,040
4.000%, 11/01/45	7,497,349	8,116,751
4.000%, 12/01/45	5,181,508	5,629,874
4.000%, 01/01/46	1,472,459	1,622,512
4.000%, TBA (a)	51,404,000	55,066,092
4.500%, 08/01/39	2,749,738	3,004,276
4.500%, 11/01/39	483,175	536,923
4.500%, 01/01/40	60,976	67,627
4.500%, 04/01/40	151,775	168,133
4.500%, 05/01/40	378,359	416,516
4.500%, 06/01/40	405,516	446,479
4.500%, 07/01/40	733,147	802,078
4.500%, 08/01/40	4,974,012	5,451,771
4.500%, 11/01/40	1,461,061	1,601,754
4.500%, 07/01/41	421,231	461,873
4.500%, 08/01/41	199,111	217,275
4.500%, 09/01/41	1,273,116	1,395,946
4.500%, 01/01/42	298,004	326,491
4.500%, 06/01/42	251,170	274,052
4.500%, 08/01/42	1,655,314	1,812,484
4.500%, 09/01/42	4,897,884	5,361,316
4.500%, 09/01/43	1,416,670	1,547,322
4.500%, 10/01/43	2,125,682	2,325,526
4.500%, 12/01/43	3,125,452	3,415,724
4.500%, 01/01/44	4,746,708	5,230,243
4.500%, 02/01/44	372,919	406,807
4.500%, 03/01/44	1,942,023	2,118,423
4.500%, 10/01/45	3,726,351	4,173,858
4.500%, 11/01/45	6,773,214	7,602,091
5.000%, 11/01/32	11,313	12,558
5.000%, 06/01/39	33,915,895	37,755,621
5.000%, 04/01/41	59,337	66,121
5.000%, 07/01/41	697,249	777,359
5.000%, 08/01/41	765,766	853,788
5.000%, 01/01/42	208,406	231,408
5.500%, 11/01/32	1,848,413	2,095,593
5.500%, 12/01/32	298,514	338,566
5.500%, 01/01/33	1,157,676	1,309,499
5.500%, 12/01/33	390,252	442,495
5.500%, 05/01/34	3,101,748	3,519,272
5.500%, 08/01/37	3,224,749	3,660,733
5.500%, 02/01/38	436,106	498,377
5.500%, 03/01/38	340,326	387,507
5.500%, 04/01/38	419,284	470,639
5.500%, 06/01/38	426,555	487,048
5.500%, 12/01/38	524,121	588,188
5.500%, 08/01/39	477,092	537,718

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 03/01/40	374,689	420,844
5.500%, 04/01/40	144,819	163,453
5.500%, 04/01/41	525,180	593,294
5.500%, TBA (a)	2,958,000	3,324,977
6.000%, 02/01/34	346,550	402,393
6.000%, 08/01/34	261,786	303,196
6.000%, 04/01/35	4,104,051	4,765,319
6.000%, 06/01/36	622,619	722,504
6.000%, 02/01/38	798,036	919,856
6.000%, 03/01/38	299,655	347,055
6.000%, 05/01/38	978,634	1,135,983
6.000%, 10/01/38	1,190,060	1,364,526
6.000%, 12/01/38	351,109	405,251
6.000%, 04/01/40	3,809,824	4,354,924
6.000%, 09/01/40	404,129	461,617
6.000%, 06/01/41	852,795	973,837
6.500%, 05/01/40	5,599,810	6,505,561
Fannie Mae ARM Pool 2.523%, 08/01/38 (b)	753,002	804,959
2.815%, 03/01/41 (b)	627,544	664,653
2.945%, 03/01/41 (b)	377,884	399,371
3.157%, 12/01/40 (b)	1,068,758	1,125,231
3.366%, 06/01/41 (b)	2,129,933	2,216,434
3.517%, 09/01/41 (b)	1,565,545	1,647,894
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	138,570	148,753
Fannie Mae-ACES 0.243%, 08/25/24 (b) (c)	117,496,487	1,275,413
Freddie Mac 15 Yr. Gold Pool 2.500%, 08/01/29	1,678,823	1,742,966
2.500%, 12/01/29	466,003	483,678
2.500%, 05/01/30	1,576,688	1,634,527
2.500%, 07/01/30	1,078,166	1,118,435
2.500%, 08/01/30	3,101,411	3,219,292
2.500%, 09/01/30	3,965,628	4,111,492
3.000%, 05/01/27	1,983,721	2,085,936
3.000%, 01/01/30	1,312,267	1,386,053
3.000%, 04/01/30	6,064,292	6,412,083
3.000%, 05/01/30	986,719	1,043,990
3.000%, 06/01/30	42,186	44,598
3.000%, 07/01/30	2,259,246	2,387,491
3.000%, 08/01/30	3,395,807	3,589,688
3.000%, TBA (a)	4,794,000	5,029,018
3.500%, TBA (a)	7,978,000	8,443,291
Freddie Mac 30 Yr. Gold Pool 3.000%, 01/01/43	2,347,716	2,447,070
3.000%, 03/01/43	5,331,997	5,539,719
3.000%, 07/01/43	15,219,084	15,956,972
3.000%, TBA (a)	5,531,000	5,733,734
3.500%, 04/01/42	2,431,792	2,603,494
3.500%, 08/01/42	1,930,903	2,073,541
3.500%, 10/01/42	250,427	265,201
3.500%, 02/01/43	490,764	528,160
3.500%, 07/01/43	3,513,985	3,785,599
3.500%, 12/01/43	2,178,051	2,346,005

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 01/01/44	694,713	$747,296
3.500%, 04/01/44	195,890	210,004
3.500%, 05/01/44	750,063	800,804
3.500%, 06/01/44	202,652	217,233
3.500%, 07/01/44	150,837	162,156
3.500%, 08/01/44	689,660	738,248
3.500%, 09/01/44	1,230,047	1,319,176
3.500%, 09/01/45	249,083	267,788
3.500%, 10/01/45	14,377,598	15,362,253
3.500%, 03/01/46	80,213,768	84,738,819
3.500%, 05/01/46	6,704,628	7,085,565
3.500%, 06/01/46	6,719,000	7,100,847
4.000%, 08/01/40	518,864	556,415
4.000%, 10/01/40	209,825	229,073
4.000%, 11/01/40	986,042	1,076,487
4.000%, 04/01/41	25,971	27,923
4.000%, 10/01/41	904,811	988,850
4.000%, 09/01/43	586,546	642,603
4.000%, 04/01/44	1,278,619	1,397,136
4.000%, 08/01/44	4,736,952	5,189,084
4.000%, 01/01/45	12,807,076	13,709,823
4.000%, 02/01/45	466,042	505,376
4.000%, 09/01/45	2,047,911	2,222,019
4.000%, 10/01/45	7,023,148	7,553,832
4.000%, 12/01/45	883,703	957,168
4.000%, 01/01/46	421,965	452,465
4.000%, TBA (a)	13,548,000	14,493,001
4.500%, 02/01/39	2,069,859	2,255,627
4.500%, 12/01/39	434,398	475,317
4.500%, 07/01/40	135,602	148,467
4.500%, 05/01/41	2,798,879	3,071,659
4.500%, 05/01/42	72,884	79,886
4.500%, 10/01/43	1,161,715	1,270,421
4.500%, 12/01/43	3,189,252	3,510,679
4.500%, 04/01/44	1,466,823	1,604,076
4.500%, 07/01/44	1,207,965	1,317,040
4.500%, 09/01/44	4,974,628	5,439,796
4.500%, 10/01/44	760,307	828,631
4.500%, TBA (a)	2,439,000	2,659,653
5.000%, 10/01/41	1,073,139	1,186,551
5.000%, 11/01/41	9,665,572	10,697,165
5.500%, 09/01/39	334,209	372,345
5.500%, 01/01/40	398,914	444,639
5.500%, 07/01/40	418,554	466,207
5.500%, 06/01/41	4,175,466	4,683,647
5.500%, TBA (a)	2,300,000	2,563,438
Freddie Mac ARM Non-Gold Pool 3.000%, 02/01/41 (b)	976,386	1,035,577
Freddie Mac Multifamily Structured Pass-Through Certificates 1.369%, 03/25/26 (b) (c)	10,384,507	1,088,295
2.673%, 03/25/26	1,045,000	1,094,301
3.151%, 11/25/25	895,651	973,092
3.334%, 08/25/25 (b)	1,580,000	1,741,768

Agency Sponsored Mortgage - Backed—(Continued)
FREMF Mortgage Trust 3.724%, 06/25/48 (144A) (b)	658,000	628,881
3.908%, 10/25/48 (144A) (b)	400,000	380,936
4.189%, 02/25/26 (144A) (b)	1,135,000	1,088,075
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	7,542,000	7,878,444
3.500%, 02/15/42	296,975	319,361
3.500%, 04/15/42	506,307	542,550
3.500%, 05/15/42	441,042	474,298
3.500%, 08/15/42	690,759	742,537
3.500%, 11/15/42	543,348	579,893
3.500%, 12/15/42	1,519,750	1,633,473
3.500%, 01/15/43	641,141	684,106
3.500%, 02/15/43	980,558	1,049,506
3.500%, 03/15/43	537,262	573,303
3.500%, 04/15/43	2,059,586	2,213,849
3.500%, 05/15/43	3,615,512	3,872,282
3.500%, 06/15/43	953,630	1,024,926
3.500%, 07/15/43	3,043,182	3,270,593
4.000%, 01/15/41	2,287,149	2,465,147
4.000%, 03/15/41	1,757,639	1,890,545
4.000%, 12/15/41	26,818	28,811
4.000%, 05/15/42	148,618	159,778
4.000%, TBA (a)	4,542,000	4,879,811
4.500%, 02/15/42	18,106,024	19,981,123
5.000%, 12/15/38	495,056	555,964
5.000%, 07/15/39	1,358,710	1,525,940
5.000%, 12/15/40	1,662,325	1,862,078
5.000%, TBA (a)	10,400,000	11,558,293
5.500%, 04/15/33	42,503	48,915
6.500%, 04/15/33	51,445	58,691
8.500%, 01/15/17	527	529
8.500%, 05/15/17	143	143
8.500%, 05/15/22	1,021	1,066
9.000%, 10/15/16	168	168
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (a)	53,864,000	56,318,389
3.500%, 12/20/41	6,200,846	6,605,284
3.500%, 10/20/42	631,682	673,276
3.500%, 01/20/43	559,766	596,625
3.500%, 04/20/43	474,448	505,690
3.500%, 04/20/46	7,727,702	8,216,138
3.500%, TBA (a)	86,015,000	91,175,302
4.000%, 09/20/40	168,476	181,543
4.000%, 10/20/40	316,527	341,077
4.000%, 12/20/40	4,527,662	4,878,839
4.000%, 01/20/41	3,403,065	3,667,017
4.000%, 02/20/41	60,335	65,015
4.000%, 07/20/43	309,800	332,918
4.000%, 08/20/44	1,206,529	1,308,353
4.000%, TBA (a)	35,772,000	38,225,734
4.500%, 12/20/39	145,112	158,393
4.500%, 01/20/40	177,479	193,757
4.500%, 02/20/40	141,630	154,615
4.500%, 05/20/40	9,926	10,809
4.500%, 08/20/40	351,690	383,962

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, 05/20/41	18,705,995	$20,422,616
4.500%, 06/20/41	1,828,626	1,996,443
4.500%, 07/20/41	1,134,105	1,238,184
4.500%, 11/20/41	166,068	181,309
4.500%, 11/20/44	453,900	487,745
5.000%, 10/20/33	1,407,405	1,584,569
5.000%, 10/20/39	532,203	592,028
Government National Mortgage Association 0.825%, 08/16/41 (c)	6,867,465	156,578
0.904%, 02/16/53 (b) (c)	24,533,446	1,498,223
1.000%, 02/16/39 (c)	9,220,438	187,214
1.010%, 08/16/58 (b) (c)	3,950,000	329,129

		1,298,882,861

U.S. Treasury—20.7%
U.S. Treasury Bonds 2.500%, 02/15/46	5,335,000	5,555,277
2.875%, 08/15/45 (d)	55,957,000	62,833,612
3.000%, 11/15/45	54,205,000	62,327,294
U.S. Treasury Inflation Indexed Notes 0.625%, 01/15/26 (e)	40,178,576	42,309,407
U.S. Treasury Notes 0.750%, 04/30/18	84,600,000	84,844,578
0.750%, 02/15/19	112,406,000	112,625,529
1.125%, 02/28/21	2,640,000	2,658,562
1.250%, 03/31/21	107,378,000	108,627,987
1.375%, 04/30/21	106,858,000	108,703,010
1.500%, 03/31/23	31,510,000	31,964,185
1.625%, 04/30/23	25,023,000	25,585,042
1.625%, 02/15/26	28,326,800	28,645,476
1.625%, 05/15/26	16,000	16,196
2.000%, 08/15/25	37,229,000	38,920,313
2.250%, 11/15/25	91,835,200	97,976,679

		813,593,147

Total U.S. Treasury & Government Agencies (Cost $2,072,258,499)		2,112,476,008

Corporate Bonds & Notes—26.0%

Advertising—0.1%
Interpublic Group of Cos., Inc. (The) 3.750%, 02/15/23	1,191,000	1,239,908
4.000%, 03/15/22	1,468,000	1,562,516
Omnicom Group, Inc. 3.650%, 11/01/24	750,000	790,691

		3,593,115

Aerospace/Defense—0.4%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	699,000	714,251
3.850%, 12/15/25 (144A)	454,000	481,214

Aerospace/Defense—(Continued)
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A)	132,000	144,010
Boeing Co. (The) 2.200%, 10/30/22	222,000	227,915
2.350%, 10/30/21	844,000	874,466
2.600%, 10/30/25	316,000	329,049
Harris Corp. 2.700%, 04/27/20	706,000	715,595
4.854%, 04/27/35 (f)	1,855,000	2,036,378
5.054%, 04/27/45	299,000	339,136
Lockheed Martin Corp. 3.100%, 01/15/23	299,000	315,141
3.550%, 01/15/26	815,000	885,295
3.600%, 03/01/35	1,121,000	1,136,416
4.070%, 12/15/42	380,000	404,542
4.500%, 05/15/36	323,000	360,537
4.700%, 05/15/46	527,000	621,212
Northrop Grumman Corp. 3.850%, 04/15/45	1,295,000	1,348,142
United Technologies Corp. 1.778%, 05/04/18 (g)	3,052,000	3,079,419
4.150%, 05/15/45 (f)	836,000	918,241

		14,930,959

Agriculture—0.5%
Altria Group, Inc. 2.625%, 01/14/20	1,684,000	1,750,595
2.850%, 08/09/22	1,218,000	1,275,767
4.250%, 08/09/42	211,000	230,374
5.375%, 01/31/44	2,209,000	2,832,161
Philip Morris International, Inc. 1.125%, 08/21/17 (f)	3,344,000	3,350,745
2.750%, 02/25/26 (f)	6,002,000	6,189,635
4.125%, 03/04/43	1,129,000	1,210,971
4.875%, 11/15/43	1,032,000	1,228,557
Reynolds American, Inc. 2.300%, 06/12/18	1,321,000	1,342,191
3.250%, 06/12/20 (f)	561,000	593,023

		20,004,019

Airlines—0.3%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A) (f)	2,214,000	2,114,370
American Airlines Pass-Through Trust 3.375%, 05/01/27	3,500,179	3,521,881
Southwest Airlines Co. 2.650%, 11/05/20	1,550,000	1,599,846
2.750%, 11/06/19 (f)	1,032,000	1,066,858
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,288,936	1,224,489
United Airlines Pass-Through Trust 4.750%, 04/11/22	379,793	383,116

		9,910,560

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.0%
BiSoho SAS 5.875%, 05/01/23 (EUR)	100,000	$113,746
NIKE, Inc. 3.875%, 11/01/45	1,192,000	1,321,403

		1,435,149

Auto Manufacturers—1.3%
Daimler Finance North America LLC 2.450%, 05/18/20 (144A)	3,587,000	3,691,177
Fiat Chrysler Finance Europe 4.750%, 03/22/21 (EUR)	100,000	119,248
Ford Motor Credit Co. LLC 1.724%, 12/06/17	6,974,000	6,988,834
2.021%, 05/03/19 (f)	10,222,000	10,308,979
2.145%, 01/09/18	2,592,000	2,614,698
3.336%, 03/18/21 (f)	3,783,000	3,923,451
4.250%, 09/20/22	1,943,000	2,095,310
General Motors Financial Co., Inc. 2.625%, 07/10/17	2,036,000	2,054,821
3.100%, 01/15/19	814,000	831,549
3.200%, 07/06/21	8,280,000	8,293,174
3.450%, 04/10/22	1,410,000	1,409,005
3.700%, 11/24/20	1,345,000	1,381,865
4.000%, 01/15/25	1,821,000	1,842,506
4.750%, 08/15/17	3,515,000	3,626,900
Toyota Motor Credit Corp. 2.750%, 05/17/21	3,187,000	3,340,766

		52,522,283

Auto Parts & Equipment—0.1%
BorgWarner, Inc. 3.375%, 03/15/25 (f)	1,561,000	1,596,152
Delphi Automotive plc 4.250%, 01/15/26	1,855,000	2,027,211
Faurecia 3.625%, 06/15/23 (EUR)	100,000	112,207
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	100,000	113,749
Schaeffler Holding Finance B.V. 5.750%, 11/15/21 (EUR) (h)	60,000	71,246

		3,920,565

Banks—4.0%
ABN AMRO Bank NV 5.750%, 09/22/20 (EUR) (b)	200,000	206,214
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (b)	200,000	190,721
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (b)	200,000	55,488
Banco Santander S.A. 6.250%, 03/12/19 (EUR) (b)	100,000	93,774
Bank of America Corp. 2.250%, 04/21/20	2,535,000	2,549,173
3.300%, 01/11/23	3,383,000	3,481,604

Banks—(Continued)
Bank of America Corp. 3.875%, 08/01/25	5,164,000	5,478,028
4.875%, 04/01/44	494,000	562,960
Bank of Ireland 4.250%, 06/11/24 (EUR) (b)	100,000	107,681
Bank of New York Mellon Corp. (The) 2.050%, 05/03/21 (f)	13,331,000	13,540,577
2.100%, 01/15/19	3,085,000	3,153,897
Bankia S.A. 4.000%, 05/22/24 (EUR) (b)	200,000	209,258
BB&T Corp. 2.450%, 01/15/20	2,395,000	2,461,744
Branch Banking & Trust Co. 2.300%, 10/15/18 (f)	2,160,000	2,214,037
Capital One Financial Corp. 4.750%, 07/15/21	80,000	89,051
Capital One N.A. 2.400%, 09/05/19	250,000	253,308
2.950%, 07/23/21	5,963,000	6,127,662
Citigroup, Inc. 1.800%, 02/05/18	2,960,000	2,972,136
2.500%, 09/26/18	4,057,000	4,137,410
2.500%, 07/29/19	3,634,000	3,701,701
3.500%, 05/15/23	2,381,000	2,429,851
3.875%, 03/26/25	1,530,000	1,545,468
Citizens Bank N.A. 2.300%, 12/03/18	1,395,000	1,413,255
Commerzbank AG 7.750%, 03/16/21 (EUR)	100,000	132,155
Cooperatieve Rabobank UA 4.375%, 08/04/25	2,756,000	2,878,719
6.625%, 06/29/21 (EUR) (b)	200,000	222,723
Credit Agricole S.A. 6.500%, 06/23/21 (EUR) (b)	100,000	104,317
Credit Suisse AG 3.000%, 10/29/21	2,270,000	2,325,156
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20	3,269,000	3,227,490
4.875%, 05/15/45	753,000	749,848
Fifth Third Bank 2.250%, 06/14/21 (f)	3,062,000	3,109,761
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19 (f)	950,000	959,746
2.600%, 04/23/20 (f)	2,774,000	2,820,170
2.625%, 01/31/19	3,624,000	3,709,048
2.625%, 04/25/21	2,055,000	2,084,033
2.750%, 09/15/20	1,326,000	1,353,508
3.500%, 01/23/25	1,683,000	1,729,296
3.750%, 05/22/25	3,281,000	3,426,581
4.750%, 10/21/45	972,000	1,071,420
4.800%, 07/08/44	994,000	1,100,344
HSH Nordbank AG 0.542%, 02/14/17 (EUR) (b)	50,000	52,160

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co. 1.350%, 02/15/17	5,265,000	$5,275,699
2.200%, 10/22/19	2,326,000	2,364,284
2.550%, 10/29/20	3,260,000	3,330,709
2.750%, 06/23/20	667,000	687,298
3.200%, 06/15/26 (f)	4,172,000	4,288,098
3.875%, 09/10/24	2,931,000	3,034,573
3.900%, 07/15/25	1,343,000	1,448,505
4.250%, 10/01/27	1,990,000	2,105,486
Lloyds Banking Group plc 5.300%, 12/01/45 (144A)	478,000	499,864
Morgan Stanley 2.800%, 06/16/20	3,889,000	3,984,697
3.700%, 10/23/24	3,417,000	3,575,460
3.750%, 02/25/23	1,545,000	1,636,425
3.875%, 01/27/26 (f)	3,069,000	3,258,014
4.000%, 07/23/25	1,425,000	1,525,874
4.300%, 01/27/45	2,591,000	2,727,147
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (f)	1,290,000	1,273,256
State Street Capital Trust 1.653%, 06/15/37 (b)	500,000	417,665
State Street Corp. 2.650%, 05/19/26	4,226,000	4,312,151
U.S. Bancorp 2.950%, 07/15/22	3,137,000	3,264,475
3.100%, 04/27/26	1,938,000	2,015,803
UBS Group Funding Jersey, Ltd. 4.125%, 09/24/25 (144A)	1,338,000	1,386,901
UniCredit S.p.A. 5.750%, 10/28/25 (EUR) (b)	100,000	114,870
Wells Fargo & Co. 2.550%, 12/07/20	1,717,000	1,767,033
2.600%, 07/22/20	1,479,000	1,519,993
3.000%, 04/22/26 (f)	7,560,000	7,706,294
3.550%, 09/29/25 (f)	2,235,000	2,381,929
3.900%, 05/01/45	2,148,000	2,254,586
4.900%, 11/17/45	969,000	1,060,381

		157,248,943

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,844,000	3,986,286
3.300%, 02/01/23	3,105,000	3,271,645
3.650%, 02/01/26	2,940,000	3,149,463
4.700%, 02/01/36	1,240,000	1,393,423
4.900%, 02/01/46	1,825,000	2,138,612
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	860,000	860,501
Molson Coors Brewing Co. 3.000%, 07/15/26	2,727,000	2,724,311
4.200%, 07/15/46	971,000	975,152
5.000%, 05/01/42	607,000	680,293
PepsiCo, Inc. 4.450%, 04/14/46	1,757,000	2,050,384

		21,230,070

Biotechnology—0.6%
Amgen, Inc. 2.125%, 05/01/20	2,559,000	2,599,412
4.400%, 05/01/45	758,000	787,456
4.663%, 06/15/51 (144A)	1,808,000	1,889,022
Biogen, Inc. 2.900%, 09/15/20	915,000	953,574
3.625%, 09/15/22	1,563,000	1,659,139
4.050%, 09/15/25	1,315,000	1,415,533
5.200%, 09/15/45	295,000	331,740
Celgene Corp. 2.250%, 05/15/19 (f)	2,053,000	2,087,225
3.250%, 08/15/22	2,085,000	2,153,488
Gilead Sciences, Inc. 2.350%, 02/01/20 (f)	589,000	604,203
3.650%, 03/01/26	496,000	539,736
4.500%, 02/01/45	547,000	596,238
4.600%, 09/01/35	564,000	627,109
4.750%, 03/01/46	1,278,000	1,453,218
4.800%, 04/01/44	3,342,000	3,759,847

		21,456,940

Building Materials—0.0%
Cemex Finance LLC 9.375%, 10/12/22 (144A)	461,000	507,100
HeidelbergCement AG 2.250%, 03/30/23 (EUR)	50,000	56,601
Standard Industries, Inc. 6.000%, 10/15/25 (144A)	690,000	721,050

		1,284,751

Chemicals—0.3%
Agrium, Inc. 4.125%, 03/15/35	1,155,000	1,115,385
CF Industries, Inc. 3.450%, 06/01/23 (f)	1,090,000	1,089,028
5.375%, 03/15/44	1,793,000	1,690,898
Dow Chemical Co. (The) 4.375%, 11/15/42	726,000	741,342
4.625%, 10/01/44	982,000	1,039,907
Eastman Chemical Co. 4.800%, 09/01/42	1,236,000	1,281,132
Ecolab, Inc. 2.250%, 01/12/20	1,595,000	1,623,665
Ineos Finance plc 4.000%, 05/01/23 (EUR)	100,000	106,432
Monsanto Co. 3.600%, 07/15/42	1,222,000	1,056,139
Sherwin-Williams Co. (The) 4.000%, 12/15/42	565,000	563,852

		10,307,780

Coal—0.0%
CONSOL Energy, Inc. 5.875%, 04/15/22 (f)	1,320,000	1,151,700

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.2%
Catholic Health Initiatives 4.350%, 11/01/42	550,000	$554,833
EC Finance plc 5.125%, 07/15/21 (EUR)	100,000	115,414
Loxam SAS 3.500%, 05/03/23 (EUR)	100,000	111,807
Moody’s Corp. 4.500%, 09/01/22	1,667,000	1,853,306
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	250,000	296,026
Total System Services, Inc. 4.800%, 04/01/26	3,469,000	3,761,728
Wesleyan University 4.781%, 07/01/2116	1,088,000	1,167,046

		7,860,160

Computers—1.0%
Apple, Inc. 2.100%, 05/06/19	3,725,000	3,833,442
3.250%, 02/23/26 (f)	6,360,000	6,751,624
3.450%, 02/09/45	1,028,000	965,962
4.650%, 02/23/46	9,293,000	10,497,159
Hewlett Packard Enterprise Co. 2.850%, 10/05/18 (144A)	2,705,000	2,770,082
3.600%, 10/15/20 (144A) (f)	3,456,000	3,607,307
HP, Inc. 3.750%, 12/01/20	357,000	377,102
International Business Machines Corp. 3.450%, 02/19/26	10,010,000	10,886,876

		39,689,554

Distribution/Wholesale—0.0%
Rexel S.A. 3.500%, 06/15/23 (EUR)	100,000	111,835

Diversified Financial Services—0.8%
American Express Credit Corp. 1.125%, 06/05/17	6,272,000	6,271,141
2.250%, 08/15/19 (f)	1,959,000	1,999,782
Capital One Bank USA N.A. 2.300%, 06/05/19	500,000	506,208
GE Capital International Funding Co. 3.373%, 11/15/25 (144A)	5,226,000	5,671,412
Intercontinental Exchange, Inc. 2.750%, 12/01/20	1,085,000	1,139,965
3.750%, 12/01/25	694,000	752,341
Jefferies Group LLC 6.500%, 01/20/43	648,000	643,421
MasterCard, Inc. 3.375%, 04/01/24	2,285,000	2,476,042
Mercury Bondco plc 8.250%, 05/30/21 (EUR) (h)	100,000	109,677
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,724,669
2.700%, 02/03/20	1,079,000	1,081,953
4.500%, 07/23/25	1,243,000	1,288,865

Diversified Financial Services—(Continued)
Visa, Inc. 2.800%, 12/14/22	3,556,000	3,751,537
3.150%, 12/14/25	1,603,000	1,713,785
4.150%, 12/14/35	411,000	464,827

		29,595,625

Electric—2.1%
AES Gener S.A. 5.000%, 07/14/25 (144A)	459,000	471,768
Alabama Power Co. 2.800%, 04/01/25	477,000	494,122
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	1,104,000	1,133,990
3.500%, 02/01/25	1,060,000	1,143,228
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	560,000	660,669
CMS Energy Corp. 3.875%, 03/01/24	1,881,000	2,045,687
Commonwealth Edison Co. 4.700%, 01/15/44	1,451,000	1,746,077
Consumers Energy Co. 3.950%, 05/15/43 (f)	894,000	968,241
Dominion Resources, Inc. 1.950%, 08/15/16	2,289,000	2,291,195
2.500%, 12/01/19	2,587,000	2,643,086
DTE Electric Co. 3.950%, 06/15/42	1,109,000	1,203,497
DTE Energy Co. 2.400%, 12/01/19	791,000	807,660
3.500%, 06/01/24	2,352,000	2,496,373
Duke Energy Carolinas LLC 3.750%, 06/01/45	1,109,000	1,170,927
4.250%, 12/15/41	1,865,000	2,089,798
Duke Energy Corp. 3.050%, 08/15/22	150,000	155,864
3.750%, 04/15/24	1,582,000	1,698,733
4.800%, 12/15/45	730,000	845,189
Duke Energy Florida LLC 3.850%, 11/15/42	1,109,000	1,171,908
Emera U.S. Finance L.P. 2.150%, 06/15/19 (144A)	2,058,000	2,081,941
2.700%, 06/15/21 (144A)	3,096,000	3,154,942
3.550%, 06/15/26 (144A)	2,441,000	2,497,726
Enel S.p.A. 5.000%, 01/15/75 (EUR) (b)	100,000	116,736
Entergy Arkansas, Inc. 3.700%, 06/01/24	1,834,000	2,010,370
Exelon Corp. 2.450%, 04/15/21	549,000	556,723
2.850%, 06/15/20	3,225,000	3,326,807
Florida Power & Light Co. 3.800%, 12/15/42	627,000	674,870
NiSource Finance Corp. 3.850%, 02/15/23	1,958,000	2,113,115
Northern States Power Co. 3.600%, 05/15/46	3,821,000	4,017,613

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co. 4.300%, 03/15/45	839,000	$940,746
4.750%, 02/15/44	545,000	643,843
PacifiCorp 3.350%, 07/01/25	3,477,000	3,759,242
3.600%, 04/01/24	4,004,000	4,398,010
PG&E Corp. 2.400%, 03/01/19	1,634,000	1,666,046
Progress Energy, Inc. 4.875%, 12/01/19 (f)	409,000	450,313
Public Service Co. of Colorado 2.500%, 03/15/23	1,503,000	1,534,085
Puget Sound Energy, Inc. 4.300%, 05/20/45	1,922,000	2,199,341
Southern California Edison Co. 1.250%, 11/01/17	1,080,000	1,085,255
Southern Co. (The) 1.950%, 09/01/16	2,212,000	2,215,384
3.250%, 07/01/26	9,105,000	9,457,573
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,395,000	3,629,778
Virginia Electric & Power Co. 3.450%, 02/15/24	1,744,000	1,888,818
4.200%, 05/15/45 (f)	1,419,000	1,580,433
4.450%, 02/15/44	437,000	502,283

		81,740,005

Electronics—0.0%
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	306,000	347,649

Entertainment—0.0%
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	25,143	34,275
International Game Technology plc 4.750%, 02/15/23 (EUR)	100,000	114,859
PortAventura Entertainment Barcelona B.V. 7.250%, 12/01/20 (EUR)	140,000	161,195
Vougeot Bidco plc 7.875%, 07/15/20 (GBP)	150,000	204,180

		514,509

Environmental Control—0.1%
Befesa Zinc SAU Via Zinc Capital S.A. 8.875%, 05/15/18 (EUR)	100,000	110,314
Bilbao Luxembourg S.A. 11.063%, 12/01/18 (EUR) (h)	107,110	114,539
Republic Services, Inc. 3.200%, 03/15/25	1,798,000	1,878,126
Waste Management, Inc. 3.125%, 03/01/25	1,162,000	1,214,982
3.900%, 03/01/35	442,000	463,163

		3,781,124

Food—0.1%
Casino Guichard Perrachon S.A. 3.248%, 03/07/24 (EUR)	100,000	115,787
3.311%, 01/25/23 (EUR)	100,000	118,882
Kraft Heinz Foods Co. 3.000%, 06/01/26 (144A) (f)	1,860,000	1,875,211
6.875%, 01/26/39	678,000	925,806
Marfrig Holdings Europe B.V. 8.000%, 06/08/23 (144A) (f)	313,000	319,417
Sysco Corp. 4.500%, 04/01/46	676,000	721,108

		4,076,211

Forest Products & Paper—0.1%
Georgia-Pacific LLC 7.375%, 12/01/25	1,415,000	1,885,713
International Paper Co. 3.650%, 06/15/24	1,361,000	1,439,196
4.800%, 06/15/44	929,000	944,473
Smurfit Kappa Acquisitions 2.750%, 02/01/25 (EUR)	100,000	111,252

		4,380,634

Gas—0.0%
GNL Quintero S.A. 4.634%, 07/31/29 (144A)	384,000	391,680
Sempra Energy 2.875%, 10/01/22	896,000	916,615

		1,308,295

Healthcare-Products—0.9%
Abbott Laboratories 2.550%, 03/15/22	2,858,000	2,923,191
Becton Dickinson & Co. 1.450%, 05/15/17	1,820,000	1,824,730
1.800%, 12/15/17	845,000	851,908
2.675%, 12/15/19	2,692,000	2,768,808
3.125%, 11/08/21	1,286,000	1,349,314
4.685%, 12/15/44	367,000	413,454
Boston Scientific Corp. 2.650%, 10/01/18	1,872,000	1,913,536
2.850%, 05/15/20	2,268,000	2,349,519
3.850%, 05/15/25	1,795,000	1,898,670
Medtronic, Inc. 2.500%, 03/15/20	1,749,000	1,813,911
3.125%, 03/15/22	1,645,000	1,743,764
3.625%, 03/15/24	2,067,000	2,274,992
4.625%, 03/15/44	1,993,000	2,327,702
4.625%, 03/15/45	1,353,000	1,590,980
St. Jude Medical, Inc. 2.800%, 09/15/20 (f)	1,578,000	1,626,733
3.875%, 09/15/25 (f)	505,000	537,913
Stryker Corp. 3.375%, 11/01/25	703,000	737,736
3.500%, 03/15/26 (f)	1,175,000	1,246,534
4.625%, 03/15/46	1,016,000	1,141,513

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Thermo Fisher Scientific, Inc. 3.300%, 02/15/22	1,695,000	$1,758,551
3.650%, 12/15/25	550,000	577,455
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25 (f)	889,000	916,294
4.250%, 08/15/35	1,145,000	1,147,819

		35,735,027

Healthcare-Services—1.1%
Aetna, Inc. 2.400%, 06/15/21	3,807,000	3,884,213
3.200%, 06/15/26	4,303,000	4,427,030
4.125%, 11/15/42	786,000	795,348
4.500%, 05/15/42	881,000	932,638
Anthem, Inc. 1.875%, 01/15/18	5,068,000	5,096,690
2.300%, 07/15/18	7,006,000	7,106,781
4.650%, 08/15/44	1,036,000	1,103,285
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	864,126
Cigna Corp. 3.250%, 04/15/25	3,015,000	3,062,311
Dignity Health 5.267%, 11/01/64	985,000	1,173,744
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,616,860
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	547,000	575,782
Ochsner Clinic Foundation 5.897%, 05/15/45	685,000	865,330
Roche Holdings, Inc. 2.875%, 09/29/21 (144A)	1,820,000	1,935,843
3.000%, 11/10/25 (144A) (f)	1,108,000	1,178,679
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	793,326
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	100,000	117,079
UnitedHealth Group, Inc. 2.700%, 07/15/20	944,000	983,194
2.875%, 12/15/21	2,021,000	2,128,630
3.350%, 07/15/22	932,000	997,074
3.950%, 10/15/42	2,478,000	2,592,605
4.625%, 07/15/35	377,000	437,847

		42,668,415

Household Products/Wares—0.1%
Kimberly-Clark Corp. 1.900%, 05/22/19	2,805,000	2,877,571
2.650%, 03/01/25 (f)	833,000	875,440
2.750%, 02/15/26 (f)	1,010,000	1,060,253

		4,813,264

Housewares—0.1%
Newell Brands, Inc. 2.875%, 12/01/19	906,000	931,087
4.200%, 04/01/26	1,751,000	1,898,173

		2,829,260

Insurance—1.1%
Aflac, Inc. 3.625%, 06/15/23	1,263,000	1,351,449
Allstate Corp. (The) 3.150%, 06/15/23	1,270,000	1,350,531
American International Group, Inc. 3.375%, 08/15/20 (f)	2,288,000	2,400,503
3.750%, 07/10/25	1,511,000	1,540,019
3.875%, 01/15/35	673,000	644,373
3.900%, 04/01/26	12,711,000	13,099,092
4.375%, 01/15/55	1,207,000	1,115,957
4.500%, 07/16/44	1,615,000	1,562,422
Aon plc 4.750%, 05/15/45	2,004,000	2,149,675
Berkshire Hathaway, Inc. 3.125%, 03/15/26	3,702,000	3,881,710
Lincoln National Corp. 3.350%, 03/09/25 (f)	656,000	651,520
Loews Corp. 2.625%, 05/15/23	1,270,000	1,280,465
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	359,000	378,620
MassMutual Global Funding 2.350%, 04/09/19 (144A)	4,203,000	4,313,215
Prudential Financial, Inc. 4.600%, 05/15/44 (f)	2,032,000	2,181,588
Travelers Cos., Inc. (The) 4.600%, 08/01/43	1,395,000	1,667,406
XLIT, Ltd. 2.300%, 12/15/18	2,013,000	2,033,730

		41,602,275

Internet—0.1%
Amazon.com, Inc. 2.600%, 12/05/19	2,713,000	2,829,824

Iron/Steel—0.0%
Nucor Corp. 5.200%, 08/01/43	901,000	974,270

Leisure Time—0.0%
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 (EUR)	100,000	111,585

Machinery-Diversified—0.1%
John Deere Capital Corp. 3.350%, 06/12/24 (f)	2,650,000	2,853,830
Rockwell Automation, Inc. 2.875%, 03/01/25	1,074,000	1,114,416

		3,968,246

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—1.8%
21st Century Fox America, Inc. 3.700%, 09/15/24 (f)	1,130,000	$1,220,080
3.700%, 10/15/25 (f)	517,000	560,012
4.750%, 09/15/44	791,000	876,339
4.950%, 10/15/45 (f)	223,000	253,916
Altice Luxembourg S.A. 6.250%, 02/15/25 (EUR)	100,000	101,542
7.250%, 05/15/22 (EUR)	100,000	111,668
CBS Corp. 2.300%, 08/15/19	2,077,000	2,108,965
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20 (144A)	2,563,000	2,679,473
4.464%, 07/23/22 (144A)	1,885,000	2,025,877
4.908%, 07/23/25 (144A)	7,265,000	7,942,839
6.384%, 10/23/35 (144A)	1,407,000	1,666,148
Comcast Corp. 2.750%, 03/01/23	4,088,000	4,281,187
3.150%, 03/01/26 (f)	8,540,000	9,089,873
3.375%, 08/15/25	1,578,000	1,705,084
4.250%, 01/15/33	665,000	733,738
4.400%, 08/15/35	2,001,000	2,257,122
4.600%, 08/15/45	1,017,000	1,170,939
Discovery Communications LLC 3.450%, 03/15/25 (f)	1,396,000	1,365,837
4.875%, 04/01/43 (f)	533,000	480,844
4.900%, 03/11/26 (f)	4,472,000	4,742,440
NBCUniversal Enterprise, Inc. 5.250%, 03/19/21 (144A)	4,585,000	4,728,281
NBCUniversal Media LLC 4.450%, 01/15/43	1,514,000	1,694,973
Numericable-SFR S.A. 5.375%, 05/15/22 (EUR)	100,000	112,484
Scripps Networks Interactive, Inc. 2.750%, 11/15/19 (f)	1,501,000	1,532,311
Telenet Finance Luxembourg SCA 6.750%, 08/15/24 (EUR)	320,000	389,744
Time Warner Cable, Inc. 4.000%, 09/01/21	503,000	534,674
4.125%, 02/15/21	3,589,000	3,799,455
4.500%, 09/15/42	161,000	149,963
5.000%, 02/01/20	1,723,000	1,872,806
5.500%, 09/01/41	588,000	617,626
Time Warner, Inc. 2.100%, 06/01/19 (f)	3,352,000	3,397,071
3.600%, 07/15/25	820,000	867,679
4.650%, 06/01/44	1,341,000	1,409,563
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.000%, 01/15/25 (EUR)	105,000	117,158
5.625%, 04/15/23 (EUR)	80,000	93,663
UPCB Finance, Ltd. 4.000%, 01/15/27 (EUR)	100,000	107,230

Media—(Continued)
Viacom, Inc. 2.750%, 12/15/19	1,650,000	1,673,948
4.500%, 03/01/21 (f)	1,779,000	1,935,401
Virgin Media Secured Finance plc 6.000%, 04/15/21 (GBP)	396,000	541,672
Ziggo Bond Finance B.V. 4.625%, 01/15/25 (EUR)	100,000	105,704

		71,055,329

Mining—0.1%
Anglo American Capital plc 1.500%, 04/01/20 (EUR)	100,000	100,659
3.500%, 03/28/22 (EUR)	100,000	104,307
Barrick Gold Corp. 4.100%, 05/01/23	1,890,000	1,993,695
Glencore Finance Europe S.A. 3.375%, 09/30/20 (EUR)	100,000	113,023
Newmont Mining Corp. 4.875%, 03/15/42	660,000	652,607
Rio Tinto Finance USA plc 4.125%, 08/21/42	1,510,000	1,490,658

		4,454,949

Miscellaneous Manufacturing—0.4%
Eaton Corp. 2.750%, 11/02/22	7,146,000	7,325,879
Gates Global LLC / Gates Global Co. 5.750%, 07/15/22 (EUR)	100,000	92,544
General Electric Co. 3.100%, 01/09/23	1,404,000	1,499,767
3.150%, 09/07/22	908,000	974,453
4.500%, 03/11/44	2,960,000	3,415,778
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,538,000	1,562,811
4.650%, 11/01/44	306,000	328,097

		15,199,329

Oil & Gas—1.5%
Anadarko Petroleum Corp. 4.500%, 07/15/44	1,209,000	1,110,384
7.950%, 06/15/39	614,000	748,659
Apache Corp. 4.250%, 01/15/44	1,410,000	1,364,938
BP Capital Markets plc 2.237%, 05/10/19 (f)	3,701,000	3,800,542
California Resources Corp. 8.000%, 12/15/22 (144A)	383,000	271,930
Chevron Corp. 1.961%, 03/03/20	3,336,000	3,378,674
2.193%, 11/15/19 (f)	855,000	878,997
ConocoPhillips Co. 4.950%, 03/15/26	4,340,000	4,921,222
Continental Resources, Inc. 3.800%, 06/01/24	1,310,000	1,142,975
4.900%, 06/01/44	1,500,000	1,237,500

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Devon Energy Corp. 5.850%, 12/15/25	940,000	$1,036,900
EOG Resources, Inc. 3.900%, 04/01/35	680,000	681,759
Exxon Mobil Corp. 1.819%, 03/15/19 (f)	3,300,000	3,362,637
4.114%, 03/01/46	1,386,000	1,563,157
Gazprom OAO Via Gaz Capital S.A. 4.950%, 07/19/22 (144A)	341,000	353,194
Marathon Petroleum Corp. 4.750%, 09/15/44	1,016,000	866,371
MEG Energy Corp. 6.500%, 03/15/21 (144A)	448,000	347,200
7.000%, 03/31/24 (144A)	3,359,000	2,586,430
Noble Energy, Inc. 5.050%, 11/15/44	940,000	946,607
Occidental Petroleum Corp. 3.400%, 04/15/26	1,700,000	1,792,976
Petrobras Global Finance B.V. 6.750%, 01/27/41	396,000	317,790
6.850%, 06/05/15	2,018,000	1,533,680
8.375%, 05/23/21 (f)	5,689,000	5,871,048
Petroleos de Venezuela S.A. 6.000%, 05/16/24 (f)	3,370,000	1,191,801
6.000%, 11/15/26 (f)	771,000	268,848
Phillips 66 4.875%, 11/15/44	1,027,000	1,121,034
Pioneer Natural Resources Co. 4.450%, 01/15/26	660,000	719,067
Shell International Finance B.V. 2.125%, 05/11/20	3,564,000	3,637,511
3.625%, 08/21/42	1,100,000	1,058,585
4.125%, 05/11/35	2,748,000	2,963,402
Statoil ASA 2.900%, 11/08/20 (f)	3,233,000	3,367,153
Transocean, Inc. 6.800%, 03/15/38 (f)	582,000	379,755
Valero Energy Corp. 3.650%, 03/15/25 (f)	2,548,000	2,551,552
Woodside Finance, Ltd. 3.650%, 03/05/25 (144A)	353,000	344,815
YPF S.A. 8.500%, 07/28/25 (144A)	552,000	583,188
8.750%, 04/04/24 (144A)	119,000	127,925

		58,430,206

Oil & Gas Services—0.1%
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A) (f)	2,972,000	3,099,665

Packaging & Containers—0.2%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.250%, 01/15/22 (EUR)	100,000	112,917
6.750%, 05/15/24 (EUR)	100,000	112,640

Packaging & Containers—(Continued)
Horizon Holdings SASU 7.250%, 08/01/23 (EUR)	100,000	114,887
Novelis, Inc. 8.750%, 12/15/20 (f)	7,985,000	8,324,362
Verallia Packaging SASU 5.125%, 08/01/22 (EUR)	100,000	113,611

		8,778,417

Pharmaceuticals—1.4%
AbbVie, Inc. 2.500%, 05/14/20	3,448,000	3,524,970
2.900%, 11/06/22	1,946,000	1,984,180
4.400%, 11/06/42	200,000	203,794
4.500%, 05/14/35	958,000	1,001,266
Actavis Funding SCS 2.350%, 03/12/18 (f)	3,614,000	3,663,255
3.000%, 03/12/20	7,722,000	7,963,923
AmerisourceBergen Corp. 1.150%, 05/15/17	2,313,000	2,312,403
3.250%, 03/01/25 (f)	602,000	631,466
4.250%, 03/01/45 (f)	602,000	636,071
AstraZeneca plc 3.375%, 11/16/25	1,854,000	1,943,632
4.375%, 11/16/45	768,000	837,609
Bristol-Myers Squibb Co. 4.500%, 03/01/44 (f)	729,000	900,292
Eli Lilly & Co. 3.700%, 03/01/45	979,000	1,042,704
Express Scripts Holding Co. 1.250%, 06/02/17	1,840,000	1,838,712
3.900%, 02/15/22 (f)	1,286,000	1,378,175
GlaxoSmithKline Capital plc 2.850%, 05/08/22	1,818,000	1,913,003
Johnson & Johnson 2.450%, 03/01/26	4,578,000	4,737,575
Mylan, Inc. 3.125%, 01/15/23 (144A)	1,298,000	1,288,917
Novartis Capital Corp. 3.000%, 11/20/25 (f)	1,090,000	1,157,801
4.000%, 11/20/45 (f)	348,000	396,682
4.400%, 04/24/20	2,563,000	2,855,333
Pfizer, Inc. 2.750%, 06/03/26 (f)	7,135,000	7,357,655
4.300%, 06/15/43	851,000	956,430
4.400%, 05/15/44 (f)	969,000	1,104,524
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21 (f)	841,000	891,230
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	200,000	167,572
Zoetis, Inc. 3.250%, 02/01/23	1,218,000	1,241,168

		53,930,342

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—0.5%
Enterprise Products Operating LLC 3.700%, 02/15/26 (f)	2,732,000	$2,843,078
3.900%, 02/15/24	1,366,000	1,445,716
4.450%, 02/15/43	1,896,000	1,879,990
Kinder Morgan Energy Partners L.P. 3.500%, 03/01/21 (f)	3,509,000	3,520,439
3.950%, 09/01/22 (f)	1,124,000	1,143,908
4.700%, 11/01/42	1,879,000	1,692,855
5.625%, 09/01/41	463,000	443,198
Kinder Morgan, Inc. 3.050%, 12/01/19	703,000	710,342
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25	1,520,000	1,534,663
Sunoco Logistics Partners Operations L.P. 5.350%, 05/15/45	670,000	663,925
TransCanada PipeLines, Ltd. 1.875%, 01/12/18	1,111,000	1,116,328
2.500%, 08/01/22	1,407,000	1,397,631
4.625%, 03/01/34	1,529,000	1,607,611

		19,999,684

Real Estate—0.0%
ProLogis L.P. 3.750%, 11/01/25	412,000	439,124

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.300%, 02/15/21	1,342,000	1,399,977
3.375%, 10/15/26	2,287,000	2,298,897
3.450%, 09/15/21	1,554,000	1,617,499
3.500%, 01/31/23	397,000	410,798
4.400%, 02/15/26	264,000	286,624
5.000%, 02/15/24	391,000	442,222
AvalonBay Communities, Inc. 3.500%, 11/15/25	250,000	263,134
Crown Castle International Corp. 3.400%, 02/15/21	668,000	697,348
3.700%, 06/15/26	513,000	529,257
ERP Operating L.P. 3.375%, 06/01/25	1,153,000	1,216,134
Omega Healthcare Investors, Inc. 4.500%, 04/01/27	1,039,000	1,034,862
Simon Property Group L.P. 2.500%, 07/15/21 (f)	803,000	827,308
3.375%, 10/01/24	1,717,000	1,841,706
4.250%, 10/01/44 (f)	825,000	890,224

		13,755,990

Retail—0.6%
CVS Health Corp. 4.000%, 12/05/23	1,757,000	1,942,984
5.300%, 12/05/43	843,000	1,052,345
Home Depot, Inc. (The) 3.350%, 09/15/25	418,000	455,536

Retail—(Continued)
Home Depot, Inc. (The) 4.400%, 03/15/45	493,000	571,280
5.400%, 09/15/40	677,000	880,575
Lowe’s Cos., Inc. 3.375%, 09/15/25	459,000	501,935
4.250%, 09/15/44	524,000	582,938
4.375%, 09/15/45	344,000	394,192
Macy’s Retail Holdings, Inc. 4.500%, 12/15/34	1,439,000	1,274,784
McDonald’s Corp. 2.750%, 12/09/20 (f)	607,000	633,710
3.700%, 01/30/26	583,000	629,899
4.600%, 05/26/45	135,000	150,678
4.700%, 12/09/35 (f)	433,000	488,443
4.875%, 12/09/45	510,000	596,333
New Look Secured Issuer plc 6.500%, 07/01/22 (GBP)	100,000	122,302
Punch Taverns Finance B, Ltd. 5.267%, 03/30/24 (GBP)	95,230	110,026
QVC, Inc. 3.125%, 04/01/19	1,103,000	1,132,327
5.125%, 07/02/22	1,817,000	1,958,848
Target Corp. 3.500%, 07/01/24	783,000	867,613
4.000%, 07/01/42 (f)	767,000	829,048
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	171,795	225,203
Wal-Mart Stores, Inc. 2.550%, 04/11/23	1,376,000	1,436,185
4.000%, 04/11/43	708,000	785,883
Walgreens Boots Alliance, Inc. 4.650%, 06/01/46 (f)	114,000	121,583
4.800%, 11/18/44 (f)	5,144,000	5,533,900

		23,278,550

Savings & Loans—0.0%
Washington Mutual Bank Zero Coupon, 05/01/09 (i)	2,090,000	438,900
Zero Coupon, 11/06/09 (i)	1,430,000	300,300
Zero Coupon, 06/16/10 (i)	1,310,000	275,100
Zero Coupon, 02/04/11 (i)	1,247,000	261,870

		1,276,170

Semiconductors—0.2%
Analog Devices, Inc. 3.900%, 12/15/25	347,000	386,809
5.300%, 12/15/45	353,000	425,287
Lam Research Corp. 2.800%, 06/15/21	1,643,000	1,682,012
3.900%, 06/15/26	2,399,000	2,525,619
QUALCOMM, Inc. 4.800%, 05/20/45 (f)	961,000	1,008,059

		6,027,786

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.5%
Fidelity National Information Services, Inc. 3.625%, 10/15/20	259,000	$273,794
Microsoft Corp. 3.500%, 02/12/35	2,044,000	2,114,855
4.450%, 11/03/45	204,000	230,041
Oracle Corp. 2.650%, 07/15/26	7,940,000	7,959,922
2.800%, 07/08/21 (f)	3,872,000	4,064,140
3.250%, 05/15/30 (f)	2,792,000	2,886,456
4.000%, 07/15/46	2,854,000	2,877,411
4.375%, 05/15/55	939,000	986,319

		21,392,938

Telecommunications—1.5%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	7,975,000	7,998,399
AT&T, Inc. 2.300%, 03/11/19	2,035,000	2,078,311
2.375%, 11/27/18	1,683,000	1,717,564
2.450%, 06/30/20	3,043,000	3,106,778
3.000%, 06/30/22	3,744,000	3,834,133
3.400%, 05/15/25	2,803,000	2,867,208
3.875%, 08/15/21 (f)	2,472,000	2,663,152
4.300%, 12/15/42	2,302,000	2,228,829
4.600%, 02/15/21	3,066,000	3,355,081
4.750%, 05/15/46	267,000	273,641
6.375%, 03/01/41	1,032,000	1,255,906
Juniper Networks, Inc. 3.300%, 06/15/20 (f)	1,478,000	1,523,935
Orange S.A. 4.000%, 10/01/21 (EUR) (b)	300,000	345,480
5.500%, 02/06/44 (f)	1,256,000	1,576,797
OTE plc 3.500%, 07/09/20 (EUR)	100,000	108,478
Rogers Communications, Inc. 3.625%, 12/15/25	447,000	477,558
5.000%, 03/15/44	394,000	447,554
Telecom Italia S.p.A. 3.250%, 01/16/23 (EUR)	200,000	235,987
Telefonica Europe B.V. 5.000%, 03/31/20 (EUR) (b)	100,000	111,789
Verizon Communications, Inc. 2.625%, 02/21/20	3,817,000	3,950,080
3.450%, 03/15/21 (f)	3,553,000	3,806,791
3.850%, 11/01/42	3,742,000	3,519,198
4.400%, 11/01/34	3,524,000	3,633,762
4.862%, 08/21/46	5,153,000	5,632,677
5.050%, 03/15/34	1,201,000	1,332,984
Vodafone Group plc 2.500%, 09/26/22 (f)	1,329,000	1,310,783
Wind Acquisition Finance S.A. 4.000%, 07/15/20 (EUR)	100,000	109,310

		59,502,165

Transportation—0.6%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	444,000	466,933
3.450%, 09/15/21 (f)	610,000	661,060
4.150%, 04/01/45	758,000	825,483
4.700%, 09/01/45	665,000	782,007
Canadian National Railway Co. 2.750%, 03/01/26	2,373,000	2,478,423
CSX Corp. 3.350%, 11/01/25 (f)	782,000	831,067
4.100%, 03/15/44	623,000	665,543
FedEx Corp. 3.900%, 02/01/35	219,000	222,624
4.100%, 02/01/45	1,295,000	1,316,689
4.550%, 04/01/46	1,393,000	1,511,537
4.750%, 11/15/45	1,053,000	1,173,480
4.900%, 01/15/34	768,000	871,715
Norfolk Southern Corp. 2.900%, 06/15/26	4,406,000	4,533,448
4.450%, 06/15/45	1,195,000	1,316,878
Onorato Armatori S.p.A. 7.750%, 02/15/23 (EUR)	100,000	106,258
Ryder System, Inc. 2.450%, 09/03/19	1,629,000	1,656,525
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	100,000	112,223
Union Pacific Corp. 3.375%, 02/01/35	668,000	672,981
3.875%, 02/01/55	1,997,000	2,035,219
4.050%, 11/15/45 (f)	196,000	212,264
4.375%, 11/15/65	875,000	935,571
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	1,716,206	1,800,471

		25,188,399

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 2.875%, 09/17/18 (144A)	3,355,000	3,321,450
GATX Corp. 2.600%, 03/30/20 (f)	1,747,000	1,736,317
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.375%, 02/01/22 (144A)	2,673,000	2,725,907

		7,783,674

Total Corporate Bonds & Notes (Cost $985,628,728)		1,021,527,318

Asset-Backed Securities—9.3%

Asset-Backed - Automobile—0.0%
Santander Drive Auto Receivables Trust 1.430%, 04/16/19 (144A)	91,760	91,775
1.430%, 06/18/19 (144A)	34,256	34,256

		126,031

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.2%
CHLUPA Trust 3.326%, 08/15/20 (144A)	1,379,307	$1,381,928
Synchrony Credit Card Master Note Trust 2.210%, 05/15/24	4,860,000	4,950,335
World Financial Network Credit Card Master Trust 4.550%, 08/15/22	1,600,000	1,651,590

		7,983,853

Asset-Backed - Home Equity—0.5%
Bayview Financial Revolving Asset Trust 1.438%, 12/28/40 (144A) (b)	800,073	575,740
1.449%, 05/28/39 (144A) (b)	9,112,513	6,643,965
Bear Stearns Asset-Backed Securities Trust 0.593%, 11/25/36 (b)	2,530,598	2,133,700
0.593%, 12/25/36 (b)	2,569,293	2,142,144
1.253%, 01/25/36 (b)	340,000	319,667
Citigroup Mortgage Loan Trust, Inc. 0.703%, 08/25/36 (b)	1,810,000	1,336,640
Countrywide Asset-Backed Certificates 0.773%, 10/25/36 (b)	2,524,176	2,142,472
Countrywide Home Equity Loan Trust 5.842%, 06/25/35	755,112	746,054
6.155%, 06/25/35	472,827	435,522
Home Equity Mortgage Loan Asset-Backed Trust 2.478%, 07/25/34 (b)	356,130	332,615
Home Equity Mortgage Trust 5.867%, 07/25/36	948,000	404,455
Home Loan Mortgage Loan Trust 0.802%, 04/15/36 (b)	1,299,794	1,152,819
JPMorgan Mortgage Acquisition Trust 6.000%, 07/25/36	378,116	205,603
6.410%, 07/25/36	512,732	278,632
Mastr Asset Backed Securities Trust 0.733%, 05/25/37 (b)	621,846	354,348
MASTR Asset-Backed Securities Trust 0.713%, 06/25/36 (144A) (b)	665,000	427,979

		19,632,355

Asset-Backed - Manufactured Housing—0.3%
BankAmerica Manufactured Housing Contract Trust 7.930%, 12/10/25 (b)	4,000,000	3,830,004
BCMSC Trust 7.575%, 06/15/30 (b)	1,275,715	672,700
7.830%, 06/15/30 (b)	1,183,879	644,550
8.290%, 06/15/30 (b)	2,027,535	1,166,511
Conseco Financial Corp. 6.280%, 09/01/30	794,538	837,616
7.500%, 03/01/30 (b)	554,769	457,761
7.860%, 03/01/30 (b)	758,730	644,840
Greenpoint Manufactured Housing 8.290%, 12/15/29 (b)	440,000	479,246
9.230%, 12/15/29 (b)	642,681	563,374

Asset-Backed - Manufactured Housing—(Continued)
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (b)	2,430,000	2,603,065
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (b)	339,426	303,221

		12,202,888

Asset-Backed - Other—6.8%
ACAS CLO, Ltd. 2.967%, 09/20/23 (144A) (b)	2,290,000	2,268,039
Adirondack Park CLO, Ltd. 2.628%, 04/15/24 (144A) (b)	500,000	495,506
ALM, Ltd. 2.064%, 07/28/26 (144A) (b)	2,690,000	2,679,033
2.488%, 04/24/24 (144A) (b)	2,648,000	2,626,211
2.783%, 10/18/27 (144A) (b)	900,000	899,995
3.584%, 07/28/26 (144A) (b)	514,000	511,164
3.883%, 04/16/27 (144A) (b)	625,000	625,964
American Homes 4 Rent 1.446%, 06/17/31 (144A) (b)	505,291	499,254
American Money Management Corp. 4.229%, 01/15/22 (144A) (b)	1,060,000	1,055,102
AMMC CLO, Ltd. 2.530%, 05/10/25 (144A) (b)	738,000	715,029
2.926%, 11/15/27 (144A) (b)	620,000	616,606
Anchorage Capital CLO, Ltd. 1.820%, 07/13/25 (144A) (b)	835,000	828,540
2.380%, 07/13/25 (144A) (b)	550,000	535,179
3.330%, 07/13/25 (144A) (b)	590,000	573,017
Apidos CLO 1.728%, 04/15/25 (144A) (b)	3,204,000	3,169,169
2.023%, 01/17/23 (144A) (b)	1,890,000	1,882,759
2.083%, 01/19/25 (144A) (b)	600,000	598,415
2.478%, 07/15/23 (144A) (b)	2,065,000	2,026,859
Atlas Senior Loan Fund IV, Ltd. 2.126%, 02/17/26 (144A) (b)	2,920,000	2,904,416
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	651,943	655,810
3.336%, 11/15/48 (144A)	1,288,669	1,329,283
Battalion CLO, Ltd. 2.035%, 10/22/25 (144A) (b)	5,205,000	5,165,463
Bayview Opportunity Master Fund Trust 3.623%, 04/28/30 (144A)	558,744	556,430
3.721%, 02/28/35 (144A) (b)	559,454	559,535
3.844%, 11/28/29 (144A)	1,097,248	1,094,197
Benefit Street Partners CLO, Ltd. 1.828%, 07/15/24 (144A) (b)	2,240,000	2,217,437
2.573%, 01/20/28 (144A) (b)	2,010,000	1,977,052
2.878%, 10/15/25 (144A) (b)	3,000,000	2,955,789
BlueMountain CLO, Ltd. 2.128%, 04/15/25 (144A) (b)	3,130,000	3,130,078
C-BASS Trust 0.563%, 11/25/36 (b)	578,573	346,615
0.683%, 11/25/36 (b)	97,681	59,602
3.933%, 01/25/37	2,804,788	1,348,546

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies CLO, Ltd. 2.024%, 01/20/25 (144A) (b)	7,485,000	$7,477,021
2.734%, 07/20/23 (144A) (b)	1,230,000	1,223,413
Carrington Mortgage Loan Trust 0.573%, 10/25/36 (b)	631,649	360,596
0.603%, 06/25/37 (b)	732,142	663,921
0.613%, 10/25/36 (b)	500,000	347,720
0.673%, 12/25/36 (b)	730,000	398,659
0.693%, 08/25/36 (b)	4,800,000	2,743,388
Cedar Funding V CLO, Ltd. 2.243%, 07/17/28 (144A) (b)	410,000	409,993
Chase Funding Trust 6.333%, 04/25/32	612,072	621,667
CIFC Funding, Ltd. 1.587%, 01/19/23 (144A) (b)	2,078,090	2,078,088
2.141%, 05/24/26 (144A) (b)	2,780,000	2,769,622
2.213%, 01/17/27 (144A) (b)	1,965,000	1,958,924
2.517%, 11/27/24 (144A) (b)	1,270,000	1,244,168
Colony American Homes 1.646%, 07/17/32 (144A) (b)	1,696,513	1,681,987
Countrywide Asset-Backed Certificates 0.613%, 01/25/46 (b)	3,180,578	2,878,420
0.673%, 12/25/25 (b)	142,802	128,436
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.742%, 12/15/33 (144A) (b)	983,178	810,974
Countrywide Revolving Home Equity loan Trust 0.622%, 05/15/35 (b)	845,928	710,161
Credit Suisse Mortgage Capital Certificates 3.500%, 02/25/55 (144A)	1,937,387	1,858,128
CT CDO, Ltd. 0.758%, 10/20/43 (144A) (b)	50,229	50,111
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,934,385	7,043,276
Dryden Senior Loan Fund 1.726%, 08/15/25 (144A) (b)	1,035,000	1,022,265
2.008%, 01/15/25 (144A) (b)	660,000	657,951
First Franklin Mortgage Loan Trust 0.613%, 04/25/36 (b)	662,892	574,037
0.663%, 12/25/36 (b)	12,158,702	7,245,720
Fraser Sullivan CLO, Ltd. 3.134%, 04/20/23 (144A) (b)	1,150,000	1,116,814
GFT Mortgage Loan Trust 3.721%, 01/25/55 (144A)	126,128	124,544
GoldenTree Loan Opportunities IV, Ltd. 1.346%, 08/18/22 (144A) (b)	700,000	677,016
GoldenTree Loan Opportunities VI, Ltd. 3.883%, 04/17/22 (144A) (b)	830,000	830,046
GT Loan Financing, Ltd. 1.904%, 10/28/24 (144A) (b)	5,670,000	5,586,736
Highbridge Loan Management, Ltd. 2.531%, 09/20/22 (144A) (b)	1,720,000	1,718,070
Invitation Homes Trust 1.546%, 09/17/31 (144A) (b)	2,804,051	2,777,471
1.746%, 08/17/32 (144A) (b)	2,086,350	2,073,786

Asset-Backed - Other—(Continued)
KKR Financial CLO, Ltd. 1.778%, 07/15/25 (144A) (b)	4,895,000	4,816,842
Knollwood CDO, Ltd. 3.831%, 01/10/39 (144A) (b) (j)	802,143	8
LCM XI L.P. 2.783%, 04/19/22 (144A) (b)	940,000	935,134
Long Beach Mortgage Loan Trust 0.613%, 11/25/36 (b)	3,217,755	1,340,012
0.643%, 03/25/46 (b)	5,987,620	2,553,790
0.673%, 02/25/36 (b)	2,980,048	2,367,619
0.673%, 11/25/36 (b)	946,834	399,154
0.743%, 03/25/46 (b)	883,879	390,529
Madison Park Funding X, Ltd. 2.984%, 01/20/25 (144A) (b)	1,660,000	1,660,051
Merrill Lynch First Franklin Mortgage Loan Trust 0.693%, 05/25/37 (b)	12,579,618	6,996,415
Morgan Stanley IXIS Real Estate Capital Trust 0.563%, 11/25/36 (b)	560,499	246,425
Mountain Hawk I CLO, Ltd. 2.814%, 01/20/24 (144A) (b)	1,250,000	1,211,898
Neuberger Berman CLO XIII, Ltd. 2.938%, 01/23/24 (144A) (b)	3,945,000	3,858,506
Northwoods Capital, Ltd. 2.053%, 01/18/24 (144A) (b)	5,070,000	5,030,966
Oaktree EIF, Ltd. 2.926%, 11/15/25 (144A) (b)	1,195,000	1,162,700
OCP CLO, Ltd. 2.163%, 04/17/27 (144A) (b)	280,000	276,475
Octagon Investment Partners, Ltd. 1.753%, 07/17/25 (144A) (b)	5,600,000	5,530,991
OHA Credit Partners, Ltd. 1.754%, 04/20/25 (144A) (b)	590,000	583,980
OHA Loan Funding, Ltd. 1.924%, 08/23/24 (144A) (b)	5,670,000	5,643,243
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	2,886,580	2,889,778
4.320%, 07/18/25 (144A) (j)	3,000,000	2,885,012
OZLM Funding, Ltd. 1.785%, 07/22/25 (144A) (b)	9,625,000	9,525,227
2.117%, 10/30/23 (144A) (b)	5,275,000	5,266,064
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	2,264,453	2,252,214
Pretium Mortgage Credit Partners LLC 4.375%, 11/27/30 (144A)	2,102,648	2,108,118
4.375%, 05/27/31 (144A)	2,573,129	2,581,297
Progress Residential Trust 2.740%, 06/12/32 (144A)	1,124,711	1,140,700
6.643%, 11/12/32 (144A)	250,000	255,697
Race Point CLO, Ltd. 1.886%, 02/20/25 (144A) (b)	1,635,000	1,622,947
3.187%, 12/15/22 (144A) (b)	490,000	484,387
RCO Mortgage LLC 3.946%, 11/25/45 (144A) (b)	1,066,094	1,062,604

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
RMAT LLC 3.967%, 05/26/20 (144A)	1,587,956	$1,579,594
SG Mortgage Securities Trust 0.663%, 10/25/36 (b)	570,000	345,540
Silvermore CLO, Ltd. 2.076%, 05/15/26 (144A) (b)	6,462,680	6,325,083
Sound Point CLO, Ltd. 2.005%, 01/21/26 (144A) (b)	2,185,000	2,162,619
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,018,393
Sunset Mortgage Loan Co. LLC 3.721%, 11/16/44 (144A)	982,366	977,159
SWAY Residential Trust 1.746%, 01/17/32 (144A) (b)	6,079,138	6,043,272
Symphony CLO L.P. 3.133%, 04/16/22 (144A) (b)	500,000	500,323
Symphony CLO, Ltd. 1.928%, 10/15/25 (144A) (b)	8,810,000	8,760,990
2.833%, 10/17/26 (144A) (b)	6,170,000	6,136,867
3.378%, 10/15/25 (144A) (b)	1,560,000	1,533,315
TICP CLO, Ltd. 2.174%, 01/20/27 (144A) (b)	1,910,000	1,881,850
2.984%, 01/20/27 (144A) (b)	340,000	326,431
Tricon American Homes Trust 1.693%, 05/17/32 (144A) (b)	767,223	755,665
Venture CLO, Ltd. 2.228%, 01/15/27 (144A) (b)	1,715,000	1,708,687
Vericrest Opportunity Loan Trust XLIV LLC 4.250%, 04/25/46 (144A)	687,725	692,177
Vericrest Opportunity Loan Trust XLVI LLC 3.844%, 06/25/46 (144A)	8,130,000	8,130,000
Vericrest Opportunity Loan Trust XLVII LLC 3.750%, 06/25/46 (144A)	9,190,000	9,190,000
Voya CLO, Ltd. 1.788%, 04/25/25 (144A) (b)	1,780,000	1,759,779
2.018%, 10/15/23 (144A) (b)	1,180,000	1,173,250
2.083%, 01/18/26 (144A) (b)	3,140,000	3,118,146
2.186%, 03/14/22 (144A) (b)	610,000	607,744
2.433%, 01/18/26 (144A) (b)	775,000	764,169
2.578%, 10/15/22 (144A) (b)	1,670,000	1,648,923
Washington Mutural Asset-Backed Certificates Trust 0.633%, 09/25/36 (b)	2,599,922	1,213,581
WestVue Mortgage Loan Trust 4.500%, 09/25/20 (144A)	910,866	910,009
Ziggurat CLO, Ltd. 2.213%, 10/17/26 (144A) (b)	12,105,000	11,972,571

		268,084,143

Asset-Backed - Student Loan—1.5%
Navient Private Education Loan Trust 2.142%, 11/15/30 (144A) (b)	2,008,000	1,988,938
2.192%, 10/17/44 (144A) (b)	4,595,000	4,220,729
3.500%, 12/16/58 (144A)	970,000	821,947

Asset-Backed - Student Loan—(Continued)
Scholar Funding Trust 1.099%, 01/30/45 (144A) (b)	8,089,272	7,596,784
1.534%, 10/28/43 (144A) (b)	1,161,245	1,105,572
SLM Private Credit Student Loan Trust 0.823%, 03/15/23 (b)	491,947	488,589
0.853%, 06/15/21 (b)	1,310,380	1,304,551
0.983%, 03/15/24 (b)	4,800,000	4,487,216
SLM Private Education Loan Trust 1.292%, 02/15/22 (144A) (b)	1,053,635	1,052,770
1.842%, 10/15/31 (144A) (b)	3,740,000	3,716,543
1.850%, 06/17/30 (144A)	13,965,000	13,948,470
2.500%, 03/15/47 (144A)	720,000	698,803
2.692%, 06/16/42 (144A) (b)	3,271,000	3,359,978
3.000%, 05/16/44 (144A)	970,000	954,797
SMB Private Education Loan Trust 1.642%, 07/15/27 (144A) (b)	930,000	920,209
1.936%, 05/15/31 (144A) (b)	2,440,000	2,436,867
1.942%, 02/17/32 (144A) (b)	1,025,000	1,008,923
2.192%, 05/17/32 (144A) (b)	3,490,000	3,498,741
2.700%, 05/15/31 (144A)	1,225,000	1,241,796
3.500%, 12/17/40 (144A)	2,090,000	2,025,561

		56,877,784

Total Asset-Backed Securities (Cost $363,642,336)		364,907,054

Mortgage-Backed Securities—7.7%

Collateralized Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust 3.506%, 03/25/36 (b)	1,715,034	1,233,718
Ajax Mortgage Loan Trust 4.250%, 08/25/64 (144A)	1,918,987	1,899,818
American Home Mortgage Assets Trust 1.357%, 11/25/46 (b)	356,966	166,394
1.377%, 10/25/46 (b)	701,404	485,601
Angel Oak Mortgage Trust LLC 4.500%, 11/25/45 (144A)	739,066	741,359
Banc of America Alternative Loan Trust 5.500%, 10/25/35	2,072,614	1,863,373
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35	3,319,332	3,219,942
6.250%, 02/25/36	3,925,428	2,990,283
Bear Stearns Mortgage Funding Trust 0.613%, 01/25/37 (b)	817,243	611,993
COLT Funding LLC 3.453%, 12/26/45 (144A) (b)	1,347,547	1,336,631
COLT Mortgage Loan Trust 3.000%, 05/25/46 (144A)	985,000	992,122
Countrywide Alternative Loan Trust 0.593%, 04/25/47 (b)	1,135,173	945,034
0.593%, 05/25/47 (b)	3,891,058	3,074,219
0.638%, 03/20/47 (b)	2,452,897	1,693,883
0.643%, 10/25/46 (b)	1,633,330	1,373,573
0.648%, 07/20/46 (b)	4,511,400	2,188,040

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 0.663%, 07/25/46 (b)	2,015,803	$1,673,121
0.753%, 01/25/36 (b)	934,435	776,621
2.167%, 11/25/46 (b)	4,714,134	3,937,746
5.500%, 04/25/37	1,291,966	989,845
6.000%, 02/25/36	1,650,171	1,289,277
6.000%, 05/25/37	4,532,209	3,263,190
6.500%, 09/25/37	10,453,850	7,525,919
Countrywide Home Loan Mortgage Pass-Through Trust 1.397%, 04/25/46 (b)	5,415,619	2,959,394
Credit Suisse Mortgage Capital Certificates 0.626%, 03/27/36 (144A) (b)	3,017,383	1,843,459
0.654%, 02/27/36 (144A) (b)	895,000	697,996
2.706%, 03/27/37 (144A) (b)	21,480	21,464
2.852%, 08/27/46 (144A) (b)	3,439,673	3,368,799
4.750%, 07/27/37 (144A) (b)	1,320,607	1,313,014
Deutsche ALT-A Securities Mortgage Loan Trust 0.603%, 12/25/36 (b)	4,315,576	3,480,691
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.953%, 01/27/37 (144A) (b)	543,767	1,227,711
Fannie Mae Connecticut Avenue Securities 5.703%, 10/25/23 (b)	7,415,000	7,850,384
GreenPoint Mortgage Funding Trust 2.437%, 03/25/36 (b)	269,600	219,075
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,340,926	1,206,175
JPMorgan Alternative Loan Trust 0.663%, 03/25/37 (b)	1,959,505	1,341,454
3.037%, 05/25/37 (b)	499,256	408,735
JPMorgan Mortgage Trust 6.500%, 08/25/36	482,338	394,847
Litigation Fee Residual Funding LLC 3.500%, 10/30/27	4,250,000	4,198,741
LSTAR Securities Investment Trust 2.439%, 03/01/21 (144A) (b)	5,759,413	5,633,282
2.457%, 01/01/20 (144A) (b)	1,648,753	1,627,583
2.457%, 03/01/20 (144A) (b)	2,331,068	2,283,292
2.457%, 11/01/20 (144A) (b)	1,068,217	1,044,183
3.557%, 09/01/21 (144A) (b)	7,370,976	7,297,266
3.957%, 11/01/20 (144A) (b)	350,000	334,250
MASTR Resecuritization Trust 0.881%, 08/25/37 (144A) (b)	1,660,886	1,156,003
Merrill Lynch Mortgage Investors Trust 2.994%, 05/25/36 (b)	2,596,060	2,078,381
Morgan Stanley Resecuritization Trust 1.160%, 06/26/47 (144A) (b)	558,598	493,289
Mortgage Loan Resecuritization Trust 0.774%, 04/16/36 (144A) (b)	4,906,919	3,957,066
New Residential Mortgage Loan Trust 3.750%, 08/25/55 (144A) (b)	602,700	612,392
Nomura Resecuritization Trust 0.966%, 11/26/35 (144A) (b)	710,000	628,092

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust 0.613%, 02/25/37 (b)	464,907	375,162
0.643%, 07/25/37 (b)	1,194,651	938,250
Structured Adjustable Rate Mortgage Loan Trust 3.062%, 04/25/47 (b)	1,819,324	1,392,677
Structured Asset Mortgage Investments Trust 0.643%, 06/25/36 (b)	1,244,907	970,891
0.683%, 02/25/36 (b)	2,806,256	2,148,572
Wedgewood Real Estate Trust 3.750%, 07/15/46 (144A) (b)	1,040,000	1,039,896
Wells Fargo Mortgage-Backed Securities Trust 2.968%, 07/25/36 (b)	678,631	665,896

		109,480,064

Commercial Mortgage-Backed Securities—4.9%
BAMLL Commercial Mortgage Securities Trust 3.042%, 09/15/26 (144A) (b)	260,000	258,876
3.716%, 04/14/33 (144A) (b)	850,000	784,604
Banc of America Commercial Mortgage Trust 5.451%, 01/15/49	960,816	974,960
5.482%, 01/15/49 (b)	630,000	622,968
5.723%, 06/10/49 (b)	7,810,204	7,975,919
5.772%, 02/10/51 (b)	2,590,000	2,675,294
5.800%, 04/10/49 (b)	470,000	484,099
Bayview Commercial Asset Trust 0.753%, 10/25/36 (144A) (b)	372,884	300,967
3.203%, 07/25/38 (144A) (b)	999,847	1,023,771
BB-UBS Trust 0.730%, 11/05/36 (144A) (b) (c)	85,480,000	3,946,466
Bear Stearns Commercial Mortgage Securities Trust 5.317%, 02/11/44	5,332,855	5,429,795
5.910%, 06/11/40 (b)	1,281,000	1,323,977
BHMS Mortgage Trust 1.963%, 07/05/33 (144A) (b)	2,695,000	2,655,356
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,512,989
3.454%, 03/10/33 (144A)	2,120,000	2,261,694
4.058%, 03/10/33 (144A) (b)	410,000	380,381
CCRESG Commercial Mortgage Trust 5.671%, 04/10/29 (144A) (b)	230,000	231,665
CD Mortgage Trust 5.648%, 10/15/48	640,000	644,749
6.326%, 11/15/44 (b)	2,530,500	2,668,912
CDGJ Commercial Mortgage Trust 1.842%, 12/15/27 (144A) (b)	3,848,144	3,844,621
CFCRE Commercial Mortgage Trust 0.893%, 05/10/58 (b) (c)	2,370,000	137,001
1.941%, 05/10/58 (b) (c)	4,281,337	534,589
3.283%, 05/10/58	330,000	347,048

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CGGS Commerical Mortgage Trust 3.935%, 02/15/33 (144A) (b)	1,710,000	$1,714,328
5.192%, 02/15/33 (144A) (b)	2,105,000	2,138,124
Citigroup Commercial Mortgage Trust 1.385%, 10/10/47 (144A) (b) (c)	1,140,000	89,638
3.635%, 05/10/35 (144A) (b)	130,000	121,192
COBALT CMBS Commercial Mortgage Trust 5.956%, 05/15/46 (b)	2,457,000	2,533,485
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.168%, 02/10/35 (144A) (b) (c)	60,958,000	478,520
1.624%, 03/10/46 (b) (c)	38,000,514	1,712,037
1.866%, 01/10/46 (b) (c)	36,599,672	2,287,326
3.400%, 10/05/30 (144A)	4,845,000	5,085,426
4.405%, 02/10/48 (b)	500,000	492,110
4.435%, 10/15/31 (144A) (b)	2,845,000	2,546,064
4.456%, 07/10/48 (b)	1,600,000	1,456,794
4.565%, 12/10/47 (b)	420,000	427,909
4.699%, 08/10/48 (b)	2,170,000	2,169,598
4.896%, 07/15/47 (b)	1,280,000	1,293,154
5.543%, 12/11/49 (144A) (b)	2,690,000	2,727,416
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,990,000	2,088,660
Countrywide Commercial Mortgage Trust 6.275%, 11/12/43 (144A) (b)	505,420	517,374
Credit Suisse Commercial Mortgage Trust 5.448%, 01/15/49 (b)	5,729	5,718
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	9,789	9,785
CSAIL Commercial Mortgage Trust 1.977%, 01/15/49 (b) (c)	3,499,063	436,712
3.944%, 04/15/50 (144A) (b)	360,000	286,798
4.256%, 08/15/48 (b)	280,000	293,438
4.506%, 08/15/48 (b)	840,000	816,812
DBRR Trust 1.636%, 12/18/49 (144A) (b)	841,292	836,447
5.889%, 06/17/49 (144A) (b)	3,160,000	3,212,876
Extended Stay America Trust 2.958%, 12/05/31 (144A)	3,669,747	3,681,546
GAHR Commercial Mortgage Trust 3.495%, 12/15/34 (144A) (b)	5,757,000	5,317,820
GAHR Commericial Mortgage Trust 1.742%, 12/15/34 (144A) (b)	1,030,469	1,031,129
Greenwich Capital Commercial Mortgage Trust 5.867%, 12/10/49 (b)	520,000	537,915
GS Mortgage Securities Corp. II 1.753%, 02/10/46 (b) (c)	74,912,371	5,887,551
3.550%, 12/10/27 (144A) (b)	7,062,358	6,759,422
Hilton USA Trust Zero Coupon, 11/05/30 (144A) (b) (c)	64,000,000	640
4.602%, 11/05/30 (144A) (b)	1,472,000	1,481,247

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 1.342%, 10/15/48 (b) (c)	5,085,076	337,715
3.801%, 09/15/47	2,500,000	2,742,624
4.712%, 09/15/47 (144A) (b)	420,000	328,134
4.712%, 09/15/47 (b)	390,000	423,579
JPMDB Commercial Mortgage Securities Trust 3.144%, 06/15/49	940,000	988,373
JPMorgan Chase Commercial Mortgage Securities Corp. 1.990%, 12/15/47 (b) (c)	9,302,230	654,805
JPMorgan Chase Commercial Mortgage Securities Trust 0.723%, 04/15/46 (b) (c)	4,900,000	162,234
1.692%, 01/15/32 (144A) (b)	330,000	327,722
1.842%, 11/15/31 (144A) (b)	3,107,409	3,094,402
1.947%, 02/12/51 (b)	1,270,672	1,227,469
2.142%, 07/15/36 (144A) (b)	2,263,000	2,261,583
3.429%, 06/10/27 (144A)	1,140,000	1,182,102
3.742%, 01/15/32 (144A) (b)	880,000	872,823
3.958%, 04/15/46 (b)	2,230,000	2,241,893
4.401%, 01/15/49 (b)	970,000	859,845
4.901%, 01/15/49 (b)	320,000	325,507
5.431%, 06/12/47 (b)	10,269,996	10,391,107
5.464%, 01/15/49 (b)	57,000	56,077
5.593%, 05/12/45	1,866,000	1,865,741
5.692%, 01/15/32 (144A) (b)	340,000	334,876
5.927%, 06/15/49 (b)	2,670,000	2,718,015
LB-UBS Commercial Mortgage Trust 5.484%, 02/15/40	480,000	482,634
Lone Star Portfolio Trust 2.242%, 09/15/28 (144A) (b)	327,630	333,191
Merrill Lynch Mortgage Trust 6.021%, 06/12/50 (b)	2,853,026	2,924,534
ML-CFC Commercial Mortgage Trust 5.204%, 12/12/49	970,000	978,992
5.810%, 06/12/50 (b)	1,578,293	1,624,479
Morgan Stanley Bank of America Merrill Lynch Trust 1.318%, 11/15/46 (b) (c)	26,429,778	1,529,306
1.339%, 12/15/47 (144A) (b) (c)	1,810,000	123,931
3.060%, 10/15/48 (144A)	820,000	566,911
3.068%, 10/15/48	1,300,000	898,914
4.680%, 10/15/48 (b)	2,340,000	2,317,850
Morgan Stanley Capital Trust 0.617%, 02/12/44 (b)	720,000	706,084
3.192%, 08/15/26 (144A) (b)	300,000	299,478
3.560%, 07/13/29 (144A) (b)	540,000	505,847
5.406%, 03/15/44	3,090,000	3,149,283
5.902%, 04/12/49 (b)	2,375,000	2,391,466
Morgan Stanley Re-REMIC Trust 2.000%, 07/27/49 (144A)	1,192,550	1,183,379
5.988%, 08/15/45 (144A) (b)	1,560,000	1,590,546
RBSCF Trust 6.147%, 02/16/51 (144A) (b)	8,365,588	8,393,377

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
SCG Trust 1.842%, 11/15/26 (144A) (b)	5,285,000	$5,277,053
2.392%, 11/15/26 (144A) (b)	3,290,000	3,280,698
STRIPs, Ltd. 0.500%, 12/25/44 (144A)	2,370,000	2,379,196
1.500%, 12/25/44 (144A)	1,047,512	1,046,203
UBS-Barclays Commercial Mortgage Trust 3.635%, 02/15/28 (144A) (b)	950,000	924,108
Velocity Commercial Capital Loan Trust 2.883%, 06/25/45 (144A) (b)	2,595,781	2,608,760
2.896%, 04/25/46 (144A) (b)	2,599,097	2,596,659
Wachovia Bank Commercial Mortgage Trust 5.339%, 11/15/48	945,000	954,131
5.632%, 10/15/48 (b)	341,000	340,299
5.672%, 10/15/48 (b)	50,000	49,226
Wells Fargo Commercial Mortgage Trust 1.138%, 02/15/48 (b) (c)	8,841,329	553,447
3.852%, 11/15/48	1,600,000	1,124,500
Wells Fargo Resecuritization Trust 1.750%, 08/20/21 (144A)	180,083	180,060
WF-RBS Commercial Mortgage Trust 1.123%, 11/15/47 (b) (c)	25,691,877	1,434,157
1.354%, 05/15/47 (b) (c)	12,008,838	731,741
1.537%, 03/15/48 (144A) (b) (c)	41,739,275	2,578,005
3.915%, 09/15/57 (b)	1,540,000	1,441,103

		192,391,886

Total Mortgage-Backed Securities (Cost $319,213,021)		301,871,950

Municipals—4.1%
Arizona Health Facilities Authority 1.229%, 01/01/37 (b)	1,140,000	1,061,488
Atlanta GA Water & Wastewater Revenue 5.000%, 11/01/33	905,000	1,125,974
Bay Area Toll Bridge Authority, Build America Bonds 6.918%, 04/01/40	1,280,000	1,866,291
Series S1 7.043%, 04/01/50	460,000	730,958
California State Public Works Board 8.361%, 10/01/34	760,000	1,194,720
City of Seattle, WA Municipal Light & Power Revenue Series B 5.000%, 04/01/23	650,000	806,988
5.000%, 04/01/24	630,000	799,426
5.000%, 04/01/25	580,000	750,566
Clark County School District 5.000%, 06/15/26	675,000	857,743
5.000%, 06/15/27	675,000	850,419
5.000%, 06/15/28	720,000	903,586
Series A 5.000%, 06/15/23	1,585,000	1,955,288
5.000%, 06/15/24	1,820,000	2,278,203
Municipals—(Continued)
Security Description	Principal Amount*	Value
Colorado Health Facilities Authority 5.250%, 02/01/31	655,000	744,132
Energy Northwest Series A
5.000%, 07/01/27	665,000	870,758
5.000%, 07/01/28	325,000	424,164
Series B 2.814%, 07/01/24	1,290,000	1,370,496
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	350,214
Hawaii State, General Obligation Unlimited 5.000%, 04/01/19	665,000	742,353
5.000%, 04/01/20	665,000	766,266
5.000%, 04/01/21	665,000	788,411
5.000%, 04/01/22	665,000	808,773
5.000%, 04/01/23	665,000	827,067
Horry County School District 5.000%, 03/01/19	360,000	400,612
5.000%, 03/01/20	360,000	414,461
5.000%, 03/01/21	360,000	426,564
5.000%, 03/01/22	530,000	644,597
5.000%, 03/01/23	590,000	735,931
5.000%, 03/01/24	625,000	797,625
5.000%, 03/01/25	355,000	460,811
Las Vegas Valley, NV Water District, General Obligation, Ltd. 5.000%, 06/01/41	300,000	371,961
Los Angeles Community College District 6.600%, 08/01/42	1,480,000	2,330,156
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.603%, 07/01/50	565,000	897,158
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	640,000	922,208
Massachusetts Development Finance Agency 5.000%, 07/01/44	2,685,000	3,144,430
Massachusetts Educational Financing Authority 5.000%, 01/01/22	740,000	851,481
Massachusetts State Clean Water Trust Revenue 5.000%, 02/01/25	585,000	765,513
5.000%, 02/01/26	685,000	913,811
5.000%, 02/01/27	555,000	733,355
5.000%, 02/01/28	500,000	657,540
Metropolitan Transportation Authority Build America Bonds 6.668%, 11/15/39	170,000	248,829
6.687%, 11/15/40	590,000	851,529
6.814%, 11/15/40	1,005,000	1,465,059
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 7.462%, 10/01/46	560,000	876,848

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Municipals—(Continued)

Security Description	Principal Amount*	Value
Miami-Dade County Series A
5.000%, 07/01/29	330,000	$424,383
5.000%, 07/01/30	330,000	421,615
5.000%, 07/01/31	330,000	419,899
5.000%, 07/01/32	330,000	418,186
5.000%, 07/01/34	780,000	980,413
5.000%, 07/01/35	395,000	494,473
5.000%, 07/01/36	980,000	1,222,815
5.000%, 07/01/37	705,000	877,528
5.000%, 07/01/38	650,000	806,442
Miami-Dade County, FL Aviation Revenue 5.000%, 10/01/38	1,025,000	1,213,774
Miami-Dade County, FL Educational Facilities Authority 5.073%, 04/01/50	655,000	783,288
Missouri State Health & Educational Facilities Authority Revenue 5.000%, 11/15/29	340,000	429,454
5.000%, 11/15/30	370,000	464,716
5.000%, 11/15/34	340,000	420,213
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	1,000,000	1,337,190
New Jersey State Educational Facility Authority Revenue 5.000%, 07/01/23	780,000	983,416
New Jersey State Turnpike Authority 5.000%, 01/01/45	325,000	388,424
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	1,451,000	2,276,692
New York City Water & Sewer System 5.375%, 06/15/43	2,360,000	2,784,918
5.500%, 06/15/43	2,825,000	3,350,224
5.750%, 06/15/41	675,000	951,615
5.882%, 06/15/44	1,150,000	1,666,350
New York State Dormitory Authority Build America Bonds 5.389%, 03/15/40	1,075,000	1,433,749
New York State Dormitory Authority Revenue 5.000%, 03/15/32	580,000	735,446
New York State Housing Finance Agency 3.250%, 11/01/41	340,000	341,761
New York State Thruway Authority 5.000%, 01/01/31	730,000	901,433
Series A 5.000%, 05/01/19	305,000	340,093
New York State Urban Development Corp. 5.000%, 03/15/24	1,260,000	1,599,116
5.000%, 03/15/25	850,000	1,094,766
5.000%, 03/15/26	1,505,000	1,968,961
5.000%, 03/15/27	1,045,000	1,356,243
5.000%, 03/15/28	1,105,000	1,428,389
New York Transportation Development Corp.
Series A 5.000%, 07/01/41	370,000	426,458
Municipals—(Continued)
Security Description	Principal Amount*	Value
New York Transportation Development Corp.
5.000%, 07/01/46	1,710,000	1,969,612
5.250%, 01/01/50	1,375,000	1,609,217
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,133,720
North Carolina State Medical Care Commission 5.000%, 06/01/40	340,000	408,360
Orange County Local Transportation Authority 6.908%, 02/15/41	1,420,000	2,088,664
Orange County Sanitation District 5.000%, 02/01/34	500,000	623,495
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	604,202
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,910,000	2,413,743
Public Power Generation Agency Revenue 5.000%, 01/01/34	5,000	6,188
Regents of the University of California Medical Center Pooled Revenue 6.583%, 05/15/49	1,455,000	2,137,977
Sacramento County, CA, Airport System Revenue 5.250%, 07/01/39	500,000	537,270
San Antonio Service Board, Build America Bonds 5.808%, 02/01/41	470,000	646,504
San Jose CA, Airport Revenue 5.000%, 03/01/37	860,000	882,317
State of California General Obligation Unlimited 5.000%, 09/01/27	1,645,000	2,156,365
5.000%, 09/01/32	345,000	441,490
State of California General Obligation Unlimited, Build America Bonds 4.988%, 04/01/39	790,000	868,439
7.350%, 11/01/39	690,000	1,046,344
7.500%, 04/01/34	1,125,000	1,704,499
7.550%, 04/01/39	1,375,000	2,173,559
7.600%, 11/01/40	3,780,000	6,086,140
State of California, Build America Bonds 7.300%, 10/01/39	345,000	522,509
State of Georgia
Series A 5.000%, 02/01/29	395,000	514,093
Series A-1 5.000%, 02/01/26	810,000	1,072,788
Series C-1 5.000%, 07/01/23	1,735,000	2,181,988
5.000%, 07/01/24	2,535,000	3,259,579
5.000%, 07/01/26	355,000	473,293
State of Illinois, Build America Bonds 5.100%, 06/01/33	4,320,000	4,151,822
State of Maryland 5.000%, 06/01/21	680,000	812,695
5.000%, 06/01/22	680,000	833,775
5.000%, 06/01/23	680,000	854,780

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Maryland 5.000%, 06/01/24	680,000	$874,262
State of Massachusetts
Series B 5.000%, 07/01/22	1,320,000	1,607,972
5.000%, 07/01/23	1,795,000	2,231,580
5.000%, 07/01/25	720,000	931,046
5.000%, 07/01/26	700,000	918,792
5.000%, 07/01/28	700,000	926,289
State of Nevada Highway Improvement Revenue 5.000%, 12/01/27	665,000	862,818
5.000%, 12/01/28	315,000	407,043
State of North Carolina
Series A 5.000%, 06/01/24	880,000	1,132,930
Series B 5.000%, 06/01/25	2,505,000	3,291,620
Series A 5.000%, 06/01/26	1,500,000	2,004,240
State of Ohio 5.000%, 12/15/23	1,180,000	1,488,723
5.000%, 12/15/24	830,000	1,068,642
Series A 5.000%, 09/15/24	1,000,000	1,281,240
State of Puerto Rico 8.000%, 07/01/35	1,070,000	712,888
State of Washington General Obligation Unlimited 5.000%, 07/01/28	650,000	817,668
Series A 5.000%, 08/01/25	705,000	910,952
5.000%, 08/01/26	705,000	924,361
5.000%, 08/01/27	705,000	916,014
Series R 5.000%, 08/01/28	825,000	1,067,525
5.000%, 08/01/29	825,000	1,063,145
5.000%, 08/01/30	825,000	1,058,780
5.000%, 08/01/31	825,000	1,054,441
5.000%, 08/01/32	825,000	1,050,118
State of Wisconsin 5.000%, 05/01/34	810,000	1,012,986
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	680,000	787,297
University of California CA, Revenue 4.858%, 05/15/2112	980,000	1,088,868
Utah Transit Authority 5.000%, 06/15/27	3,500,000	4,518,080
Virginia State Public Authority 5.000%, 08/01/25	440,000	576,655
West Virginia Hospital Finance Authority 5.000%, 06/01/19	365,000	408,114
5.000%, 06/01/20	390,000	449,077
5.000%, 06/01/21	390,000	459,947
5.000%, 06/01/22	425,000	512,189
5.000%, 06/01/23	355,000	436,444
5.000%, 06/01/24	375,000	469,609
Wisconsin Health & Educational Facilities Authority 5.000%, 08/15/39	965,000	1,137,947

Total Municipals (Cost $153,199,805)		161,202,935

Foreign Government—2.7%
Security Description	Principal Amount*	Value

Sovereign—2.7%
Argentine Republic Government International Bonds 6.250%, 04/22/19 (144A)	3,722,000	3,880,185
6.875%, 04/22/21 (144A)	4,210,000	4,489,965
Brazilian Government International Bonds 5.000%, 01/27/45	426,000	384,465
7.125%, 01/20/37 (f)	1,176,000	1,323,000
Colombia Government International Bond 4.000%, 02/26/24 (f)	5,175,000	5,405,287
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/26 (EUR) (e)	16,231,873	19,958,540
Hellenic Republic Government Bonds 3.000%, 02/24/23 (EUR) (g)	171,739	142,178
3.000%, 02/24/24 (EUR) (g)	171,739	137,690
3.000%, 02/24/25 (EUR) (g)	171,739	134,795
3.000%, 02/24/26 (EUR) (g)	171,739	134,376
3.000%, 02/24/27 (EUR) (g)	171,739	129,262
3.000%, 02/24/28 (EUR) (g)	171,739	127,510
3.000%, 02/24/29 (EUR) (g)	171,739	124,723
3.000%, 02/24/30 (EUR) (g)	171,739	122,729
3.000%, 02/24/31 (EUR) (g)	171,739	121,694
3.000%, 02/24/32 (EUR) (g)	171,739	121,708
3.000%, 02/24/33 (EUR) (g)	171,739	117,611
3.000%, 02/24/34 (EUR) (g)	171,739	118,183
3.000%, 02/24/35 (EUR) (g)	171,739	115,774
3.000%, 02/24/36 (EUR) (g)	171,739	115,420
3.000%, 02/24/37 (EUR) (g)	171,739	114,749
3.000%, 02/24/38 (EUR) (g)	171,739	113,967
3.000%, 02/24/39 (EUR) (g)	171,739	113,207
3.000%, 02/24/40 (EUR) (g)	171,739	113,495
3.000%, 02/24/41 (EUR) (g)	171,739	113,473
3.000%, 02/24/42 (EUR) (g)	171,739	114,352
Indonesia Government International Bonds 3.375%, 04/15/23 (144A)	2,016,000	2,026,945
2.625%, 06/14/23 (144A) (EUR)	1,152,000	1,289,806
5.375%, 10/17/23 (144A)	1,350,000	1,519,159
5.875%, 01/15/24 (144A)	3,964,000	4,584,239
Indonesia Treasury Bonds 6.625%, 05/15/33 (IDR)	10,707,000,000	705,282
8.250%, 05/15/36 (IDR)	19,810,000,000	1,583,151
8.375%, 03/15/24 (IDR)	20,667,000,000	1,649,450
8.375%, 03/15/34 (IDR)	46,024,000,000	3,692,370
8.750%, 05/15/31 (IDR)	21,227,000,000	1,758,246
Mexican Bonos 4.750%, 06/14/18 (MXN)	75,800,000	4,138,206
Mexican Udibonos 3.500%, 12/14/17 (MXN) (e)	19,683,736	1,107,971
Mexico Government International Bond 4.000%, 10/02/23	18,880,000	20,325,264
Peruvian Government International Bond 7.350%, 07/21/25 (f)	2,900,000	3,944,000
Poland Government Bond 1.500%, 04/25/20 (PLN)	23,920,000	5,967,425

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Foreign Government—(Continued)

Security Description	Shares/ Principal/ Notional Amount*	Value

Sovereign—(Continued)
Russian Federal Bond - OFZ 7.000%, 08/16/23 (RUB)	19,050,000	$278,245
Turkey Government International Bond 5.750%, 03/22/24	10,500,000	11,708,655
Venezuela Government International Bonds 7.000%, 03/31/38 (f)	928,000	368,880
8.250%, 10/13/24	815,000	340,263

Total Foreign Government (Cost $100,550,779)		104,875,895

Preferred Stocks—0.4%

Banks—0.4%
Citigroup Capital, 7.008% (b)	292,339	7,621,278
GMAC Capital Trust, 6.411% (b)	250,000	6,205,000

		13,826,278

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (b) (f)	70,000	311,500
Federal National Mortgage Association Series S, 8.250% (b)	70,000	312,900

		624,400

Total Preferred Stocks (Cost $14,797,285)		14,450,678

Purchased Options—0.0%

Currency Options—0.0%
GBP Put/USD Call, Strike Price USD 1.335, Expires 07/27/16 (Counterparty - BNP Paribas S.A.) (GBP)	18,680,000	188,995
GBP Put/USD Call, Strike Price USD 1.35, Expires 07/27/16 (Counterparty - HSBC Bank plc) (GBP)	1,420,000	45,747
GBP Put/USD Call, Strike Price USD 1.45, Expires 07/27/16 (Counterparty - Deutsche Bank AG) (GBP)	1,420,000	171,268
USD Call/BRL Put, Strike Price BRL 3.565, Expires 07/01/16 (Counterparty - Morgan Stanley & Co. LLC)	1,900,000	0
USD Call/CAD Put, Strike Price CAD 1.29, Expires 07/12/16 (Counterparty - Goldman Sachs & Co.)	1,649,000	11,873
USD Call/CNH Put, Strike Price CNH 6.62, Expires 07/07/16 (Counterparty - Deutsche Bank AG)	2,550,000	19,380
USD Call/CNH Put, Strike Price CNH 6.70, Expires 08/24/16 (Counterparty - Deutsche Bank AG)	2,972,000	21,696

Currency Options—(Continued)
USD Call/CNH Put, Strike Price CNH 6.75, Expires 07/29/16 (Counterparty - HSBC Bank plc)	51,700,000	144,760
USD Call/CNH Put, Strike Price CNH 6.75, Expires 12/15/16 (Counterparty - Deutsche Bank AG)	2,869,000	46,478
USD Call/CNH Put, Strike Price CNH 7.15, Expires 08/24/16 (Counterparty - Deutsche Bank AG)	2,972,000	2,080
USD Call/JPY Put, Strike Price JPY 106.00, Expires 08/05/16 (Counterparty - Deutsche Bank AG)	1,832,000	12,274
USD Call/JPY Put, Strike Price JPY 110.00, Expires 07/14/16 (Counterparty - Barclays Bank plc)	1,579,000	316
USD Call/MXN Put, Strike Price MXN 17.65, Expires 07/1/16 (Counterparty - Citibank N.A.)	1,748,000	62,578
USD Call/MXN Put, Strike Price MXN 19.00, Expires 07/18/16 (Counterparty - UBS AG)	1,092,000	3,058
USD Call/MXN Put, Strike Price MXN 19.25, Expires 07/18/16 (Counterparty - Goldman Sachs & Co.)	2,548,000	3,567
USD Call/MXN Put, Strike Price MXN 19.25, Expires 07/18/16 (Counterparty - UBS AG)	1,456,000	2,038
USD Call/RUB Put, Strike Price RUB 64.50, Expires 07/01/16 (Counterparty - UBS AG)	2,841,282	4,262
USD Call/SAR Put, Strike Price SAR 3.778, Expires 08/16/16 (Counterparty - BNP Paribas S.A.)	20,475,000	26,618
USD Call/SAR Put, Strike Price SAR 3.778, Expires 08/16/16 (Counterparty - Citibank N.A.)	20,450,000	26,585
USD Call/TRY Put, Strike Price TRY 2.95, Expires 07/01/16 (Counterparty - Morgan Stanley & Co. LLC)	3,386,000	3
USD Call/ZAR Put, Strike Price ZAR 15.00, Expires 07/08/16 (Counterparty - BNP Paribas S.A.)	2,786,607	15,605
USD Put/MXN Call, Strike Price MXN 18.30, Expires 07/15/16 (Counterparty - JPMorgan Chase Bank N.A.)	2,754,000	31,946
USD Put/MXN Call, Strike Price MXN 18.50, Expires 07/15/16 (Counterparty - JPMorgan Chase Bank N.A.)	7,262,000	129,990

		971,117

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Purchased Options—(Continued)

Security Description	Shares/ Principal/ Contracts	Value

Options on Exchange-Traded Futures Contracts—0.0%
Put - U.S. Treasury Note 10-Year Futures @130.50, Expires 07/22/16	452	$28,250
Put - U.S. Treasury Note 10-Year Futures @132.00, Expires 07/22/16	536	142,375

		170,625

Total Purchased Options (Cost $2,891,883)		1,141,742

Short-Term Investments—6.8%

Mutual Fund—1.7%
State Street Navigator Securities Lending MET Portfolio (k)	68,680,138	68,680,138

Repurchase Agreement—5.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $198,683,555 on 07/01/16, collateralized by $200,295,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 3.250%, maturity dates ranging from 09/01/16 - 07/31/20, with a value of $202,661,763.	198,683,389	198,683,389

Total Short-Term Investments (Cost $267,363,527)		267,363,527

Total Investments—110.8% (Cost $4,279,545,863) (l)		4,349,817,107
Other assets and liabilities (net)—(10.8)%		(422,396,543)

Net Assets—100.0%		$3,927,420,564

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $6,189,375.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $114,113,484 and the collateral received consisted of cash in the amount of $68,680,138 and non-cash collateral with a value of $48,950,738. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $2,885,020, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(l)	As of June 30, 2016, the aggregate cost of investments was $4,279,545,863. The aggregate unrealized appreciation and depreciation of investments were $105,318,512 and $(35,047,268), respectively, resulting in net unrealized appreciation of $70,271,244.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $535,217,864, which is 13.6% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd., 3.831%, 01/10/39	02/10/04	$802,143	$802,143	$8
OneMain Financial Issuance Trust, 4.320%, 07/18/25	05/12/15	3,000,000	2,999,452	2,885,012

				$2,885,020

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	(2,491,000)	$(2,571,568)	$(2,577,162)
Fannie Mae 15 Yr. Pool	2.500%	TBA	(9,900,000)	(10,184,385)	(10,226,964)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(13,730,000)	(14,357,847)	(14,393,975)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(53,505,000)	(56,395,693)	(56,695,214)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(1,822,000)	(1,892,603)	(1,887,763)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(44,300,000)	(45,551,641)	(45,890,290)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(44,713,500)	(46,059,083)	(46,402,472)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(10,376,000)	(11,285,964)	(11,325,999)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(8,700,000)	(9,661,078)	(9,663,519)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(10,236,000)	(11,336,370)	(11,372,829)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(279,000)	(318,060)	(319,057)
Fannie Mae 30 Yr. Pool	6.500%	TBA	(1,723,000)	(1,976,604)	(1,985,991)
Freddie Mac 15 Yr. Gold Pool	2.500%	TBA	(9,250,000)	(9,550,203)	(9,565,509)
Freddie Mac 30 Yr. Gold Pool	3.500%	TBA	(47,085,000)	(49,235,126)	(49,637,892)
Ginnie Mae I 30 Yr. Pool	3.500%	TBA	(9,297,000)	(9,830,125)	(9,868,620)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,392,563)	(3,411,437)
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	(9,592,000)	(10,281,425)	(10,293,365)
Ginnie Mae II 30 Yr. Pool	5.000%	TBA	(1,200,000)	(1,295,250)	(1,301,962)

Totals				$(295,175,588)	$(296,820,020)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	26,150,000	Bank of America N.A.	09/21/16	$	19,334,656	$113,275
AUD	25,640,000	Morgan Stanley & Co. International plc	09/21/16		18,972,318	96,323
BRL	2,214,458	Goldman Sachs International	07/05/16		641,500	47,868
BRL	2,753,420	Goldman Sachs International	07/05/16		857,817	(668)
BRL	3,266,093	Goldman Sachs International	07/05/16		915,000	101,746
BRL	3,972,660	Goldman Sachs International	07/05/16		1,095,000	141,703
BRL	4,291,635	Goldman Sachs International	07/05/16		1,337,041	(1,041)
BRL	10,782,794	Goldman Sachs International	07/05/16		3,359,335	(2,614)
BRL	8,493,130	HSBC Bank plc	07/05/16		2,355,800	288,141
BRL	2,246,533	JPMorgan Chase Bank N.A.	07/05/16		641,500	57,853
BRL	4,350,653	Morgan Stanley & Co. International plc	07/05/16		1,355,428	(1,055)
BRL	4,362,200	Morgan Stanley & Co. International plc	07/05/16		1,283,000	74,968
BRL	300,732	Royal Bank of Scotland plc	07/05/16		83,398	10,221
BRL	3,296,880	Royal Bank of Scotland plc	07/05/16		912,000	114,330
BRL	4,826,595	Royal Bank of Scotland plc	07/05/16		1,503,706	(1,170)
BRL	13,597,650	Goldman Sachs International	07/06/16		4,020,000	211,725
BRL	13,645,890	Royal Bank of Scotland plc	07/06/16		4,020,000	226,737
BRL	4,324,865	Goldman Sachs International	08/02/16		1,283,000	51,670
BRL	10,866,284	Goldman Sachs International	08/02/16		3,223,556	129,822
CAD	1,070,015	Deutsche Bank AG	07/14/16		824,500	3,749
CAD	1,064,336	Royal Bank of Canada	07/14/16		824,500	(647)
CAD	535,599	Royal Bank of Scotland plc	07/14/16		412,250	2,332

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CNY	17,019,975	BNP Paribas S.A.	07/11/16	$	2,550,000	$11,256
CNY	102,218,015	HSBC Bank plc	07/29/16		15,295,000	77,656
CNY	186,028,770	JPMorgan Chase Bank N.A.	07/29/16		27,780,000	197,028
CNY	40,954,525	Morgan Stanley & Co. International plc	07/29/16		6,230,000	(70,814)
COP	2,203,902,720	Credit Suisse International	07/05/16		729,600	24,935
COP	2,292,687,744	Credit Suisse International	07/05/16		785,433	(502)
COP	5,407,650,000	BNP Paribas S.A.	07/06/16		1,830,000	20,961
COP	5,459,805,000	BNP Paribas S.A.	07/06/16		1,830,000	38,813
COP	6,528,828,000	Credit Suisse International	07/06/16		2,190,000	44,724
COP	6,473,640,000	HSBC Bank plc	07/06/16		2,190,000	25,834
COP	2,707,937,500	Credit Suisse International	08/01/16		925,000	(3,651)
COP	2,736,150,000	Credit Suisse International	08/01/16		925,000	5,948
COP	3,778,152,000	Standard Chartered Bank	08/01/16		1,290,000	(4,521)
COP	5,463,050,000	Standard Chartered Bank	08/01/16		1,850,000	8,749
EUR	7,277,702	Morgan Stanley & Co. International plc	07/05/16		8,040,000	36,428
EUR	8,040,000	Morgan Stanley & Co. International plc	07/05/16		8,882,313	40,076
EUR	2,283,750	Goldman Sachs International	07/13/16		2,614,058	(78,978)
EUR	1,316,000	Royal Bank of Scotland plc	07/14/16		1,487,376	(26,494)
EUR	2,309,704	Royal Bank of Scotland plc	08/12/16		2,614,342	(47,633)
EUR	1,142,208	Citibank N.A.	08/16/16		1,283,414	(13,938)
EUR	1,316,000	Deutsche Bank AG	08/16/16		1,491,901	(29,269)
EUR	846,450	JPMorgan Chase Bank N.A.	08/16/16		939,339	1,424
EUR	364,967	Morgan Stanley & Co. International plc	08/16/16		404,673	959
EUR	365,689	Morgan Stanley & Co. International plc	08/16/16		405,484	951
EUR	584,741	Morgan Stanley & Co. International plc	08/16/16		662,577	(12,683)
EUR	948,096	Morgan Stanley & Co. International plc	08/16/16		1,069,668	(15,933)
EUR	2,283,750	Royal Bank of Scotland plc	08/16/16		2,584,803	(46,593)
GBP	5,862,532	JPMorgan Chase Bank N.A.	07/05/16		8,040,000	(235,507)
IDR	53,385,600,000	JPMorgan Chase Bank N.A.	07/11/16		4,020,000	17,133
IDR	53,397,660,000	Standard Chartered Bank	07/11/16		4,020,000	18,045
IDR	108,379,200,000	Standard Chartered Bank	07/11/16		8,223,005	(27,139)
IDR	25,543,954,500	BNP Paribas S.A.	07/13/16		1,905,000	26,119
INR	94,444,100	JPMorgan Chase Bank N.A.	07/13/16		1,405,000	(7,676)
INR	128,995,180	JPMorgan Chase Bank N.A.	07/14/16		1,919,000	(10,817)
JPY	823,388,460	Goldman Sachs International	07/05/16		8,040,000	(66,452)
JPY	150,524,201	Citibank N.A.	07/14/16		1,404,000	54,036
JPY	489,269,289	Standard Chartered Bank	07/14/16		4,564,000	175,252
JPY	636,435,278	Royal Bank of Scotland plc	08/16/16		5,968,000	203,035
KRW	2,690,719,200	Morgan Stanley & Co. International plc	07/14/16		2,325,600	10,134
KRW	1,359,313,200	Standard Chartered Bank	07/14/16		1,162,800	17,180
MXN	31,187,389	JPMorgan Chase Bank N.A.	07/05/16		1,798,000	(92,144)
MXN	41,638,435	JPMorgan Chase Bank N.A.	07/05/16		2,275,200	2,296
MXN	21,187,451	Citibank N.A.	07/06/16		1,146,222	12,559
MXN	22,038,667	HSBC Bank plc	07/06/16		1,221,448	(16,112)
MXN	20,427,631	Morgan Stanley & Co. International plc	07/06/16		1,098,000	19,225
MXN	6,691,047	State Street Bank and Trust	07/06/16		362,000	3,946
MXN	19,627,513	UBS AG	07/06/16		1,053,594	19,871
MXN	20,298,858	Goldman Sachs International	07/07/16		1,098,000	12,079
MXN	20,981,266	Goldman Sachs International	07/07/16		1,103,000	44,397
MXN	20,154,555	Royal Bank of Scotland plc	07/08/16		1,090,186	11,899
MXN	6,421,813	BNP Paribas S.A.	07/13/16		347,096	3,895
MXN	23,375,895	Citibank N.A.	07/13/16		1,258,057	19,579
MXN	25,496,297	Citibank N.A.	07/13/16		1,372,311	21,218
MXN	34,612,288	Goldman Sachs International	07/13/16		1,870,712	21,063
MXN	48,710,915	Royal Bank of Scotland plc	07/13/16		2,620,557	41,795
MXN	37,473,313	State Street Bank and Trust	07/13/16		2,009,289	38,859
MXN	21,115,485	Goldman Sachs International	07/20/16		1,140,701	12,642

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	21,347,814	HSBC Bank plc	07/20/16	$	1,181,876	$(15,844)
MXN	10,349,430	BNP Paribas S.A.	07/28/16		546,000	18,874
MXN	36,015,859	Citibank N.A.	08/16/16		1,930,200	31,889
MXN	20,686,607	Deutsche Bank AG	08/16/16		1,103,000	23,975
MXN	20,943,985	Deutsche Bank AG	08/16/16		1,099,000	41,996
MXN	20,478,586	Royal Bank of Scotland plc	08/16/16		1,092,000	23,642
MYR	2,863,179	JPMorgan Chase Bank N.A.	07/14/16		702,500	7,265
PLN	14,555,261	BNP Paribas S.A.	08/16/16		3,677,660	7,838
PLN	13,778,163	JPMorgan Chase Bank N.A.	08/16/16		3,557,445	(68,714)
PLN	31,738,385	Royal Bank of Scotland plc	08/16/16		7,926,917	109,474
PLN	32,180,557	State Street Bank and Trust	08/16/16		8,304,660	(156,308)
RUB	75,447,800	Deutsche Bank AG	07/06/16		1,132,000	47,547
RUB	76,296,800	Deutsche Bank AG	07/06/16		1,132,000	60,820
RUB	61,034,220	BNP Paribas S.A.	07/14/16		936,000	16,172
RUB	123,398,303	BNP Paribas S.A.	07/14/16		1,881,000	44,090
RUB	123,976,710	Deutsche Bank AG	07/14/16		1,881,000	53,114
RUB	88,217,640	Deutsche Bank AG	08/16/16		1,323,000	41,506
SEK	68,616,584	BNP Paribas S.A.	07/05/16		8,040,000	70,036
TRY	11,693,070	Deutsche Bank AG	07/01/16		4,020,000	45,034
TRY	11,676,420	Morgan Stanley & Co. International plc	07/01/16		4,020,000	39,245
TRY	3,328,501	BNP Paribas S.A.	07/08/16		1,124,000	30,972
TRY	2,251,670	Morgan Stanley & Co. International plc	07/08/16		775,000	6,317
TRY	3,969,969	HSBC Bank plc	07/22/16		1,354,400	18,683
TRY	2,000,042	Royal Bank of Scotland plc	07/22/16		677,200	14,549
ZAR	22,118,833	BNP Paribas S.A.	07/08/16		1,444,800	56,113
ZAR	14,416,008	Goldman Sachs International	07/08/16		963,200	15,024
ZAR	17,585,807	Morgan Stanley & Co. International plc	07/08/16		1,157,540	35,777
ZAR	12,805,677	Citibank N.A.	07/13/16		855,000	13,076
ZAR	12,948,197	Goldman Sachs International	07/13/16		855,000	22,737

Contracts to Deliver
AUD	51,790,000	State Street Bank and Trust	09/21/16		38,063,837	(452,734)
BRL	10,782,794	Goldman Sachs International	07/05/16		3,223,556	(133,165)
BRL	4,291,635	Goldman Sachs International	07/05/16		1,283,000	(53,001)
BRL	3,972,660	Goldman Sachs International	07/05/16		1,237,666	963
BRL	3,266,093	Goldman Sachs International	07/05/16		1,017,538	792
BRL	2,214,458	Goldman Sachs International	07/05/16		689,905	537
BRL	2,753,420	Goldman Sachs International	07/05/16		756,642	(100,507)
BRL	8,493,130	HSBC Bank plc	07/05/16		2,646,000	2,059
BRL	2,246,533	JPMorgan Chase Bank N.A.	07/05/16		699,898	545
BRL	4,362,200	Morgan Stanley & Co. International plc	07/05/16		1,359,025	1,058
BRL	4,350,653	Morgan Stanley & Co. International plc	07/05/16		1,283,000	(71,373)
BRL	4,826,595	Royal Bank of Scotland plc	07/05/16		1,381,000	(121,536)
BRL	3,296,880	Royal Bank of Scotland plc	07/05/16		1,027,129	799
BRL	300,732	Royal Bank of Scotland plc	07/05/16		93,692	73
BRL	27,738,000	Morgan Stanley & Co. International plc	07/06/16		8,040,000	(592,343)
CAD	1,056,188	Morgan Stanley & Co. International plc	07/14/16		824,500	6,954
CNY	80,424,663	Bank of America N.A.	07/29/16		11,913,000	(182,135)
CNY	129,052,822	Barclays Bank plc	07/29/16		19,576,000	167,634
CNY	138,751,620	HSBC Bank plc	07/29/16		20,400,000	(466,976)
CNY	84,881,700	Standard Chartered Bank	07/29/16		12,745,000	(20,432)
CNY	60,305,616	Deutsche Bank AG	11/07/16		9,135,000	95,258
COP	2,292,687,744	Credit Suisse International	07/05/16		729,600	(55,332)
COP	2,203,902,720	Credit Suisse International	07/05/16		755,017	482
COP	4,238,700,000	BNP Paribas S.A.	07/06/16		1,420,000	(30,846)
COP	10,670,708,400	Credit Suisse International	07/06/16		3,560,000	(92,430)

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
COP	4,260,750,000	HSBC Bank plc	07/06/16	$	1,425,000	$(33,394)
COP	4,880,475,000	Royal Bank of Scotland plc	07/06/16		1,635,000	(35,517)
EUR	3,553,305	Citibank N.A.	07/05/16		4,020,000	76,720
EUR	8,040,000	Morgan Stanley & Co. International plc	07/05/16		8,903,851	(18,537)
EUR	3,560,130	Morgan Stanley & Co. International plc	07/05/16		4,020,000	69,147
EUR	20,156,000	Barclays Bank plc	07/06/16		22,507,601	138,735
EUR	160,000	Citibank N.A.	07/06/16		179,151	1,585
EUR	670,000	Morgan Stanley & Co. International plc	07/06/16		747,864	4,307
EUR	50,000	Morgan Stanley & Co. International plc	07/06/16		56,644	1,155
EUR	100,000	State Street Bank and Trust	07/06/16		113,580	2,601
EUR	70,000	State Street Bank and Trust	07/06/16		78,051	366
EUR	15,000	State Street Bank and Trust	07/06/16		17,119	473
EUR	2,283,750	Royal Bank of Scotland plc	07/13/16		2,581,974	46,894
EUR	1,316,000	Morgan Stanley & Co. International plc	07/14/16		1,497,376	36,493
EUR	21,221,000	Morgan Stanley & Co. International plc	08/03/16		23,578,653	3,684
EUR	133,000	Morgan Stanley & Co. International plc	08/03/16		147,661	(92)
EUR	2,309,704	Royal Bank of Scotland plc	08/12/16		2,639,493	72,783
EUR	210,058	Goldman Sachs International	08/16/16		232,870	(594)
EUR	397,020	HSBC Bank plc	08/16/16		441,545	288
EUR	228,611	Morgan Stanley & Co. International plc	08/16/16		251,387	(2,696)
EUR	2,309,704	Royal Bank of Scotland plc	08/16/16		2,614,675	47,619
EUR	2,053,435	Royal Bank of Scotland plc	08/16/16		2,323,381	41,148
EUR	1,639,127	Royal Bank of Scotland plc	08/16/16		1,854,574	32,812
EUR	1,316,000	Royal Bank of Scotland plc	08/16/16		1,488,949	26,317
EUR	846,450	Royal Bank of Scotland plc	08/16/16		933,238	(7,525)
GBP	2,733,937	HSBC Bank plc	07/05/16		4,020,000	380,448
GBP	2,735,414	Northern Trust Company	07/05/16		4,020,000	378,482
GBP	1,869,000	Barclays Bank plc	07/06/16		2,737,156	249,040
GBP	70,000	Morgan Stanley & Co. International plc	07/15/16		95,830	2,637
GBP	753,000	Royal Bank of Scotland plc	08/03/16		1,013,990	11,308
GBP	685,000	BNP Paribas S.A.	08/16/16		925,293	13,051
GBP	685,000	BNP Paribas S.A.	08/16/16		925,326	13,084
GBP	80,000	Barclays Bank plc	08/16/16		107,970	1,431
GBP	913,500	Citibank N.A.	08/16/16		1,212,012	(4,532)
GBP	685,000	Deutsche Bank AG	08/16/16		923,179	10,937
GBP	680,000	JPMorgan Chase Bank N.A.	08/16/16		919,042	13,459
GBP	600,000	JPMorgan Chase Bank N.A.	08/16/16		809,954	10,910
GBP	275,000	Royal Bank of Scotland plc	08/16/16		371,506	5,277
IDR	53,385,600,000	JPMorgan Chase Bank N.A.	07/11/16		4,050,501	13,368
IDR	108,379,200,000	Standard Chartered Bank	07/11/16		8,040,000	(155,866)
IDR	53,397,660,000	Standard Chartered Bank	07/11/16		4,051,416	13,371
IDR	8,472,805,000	HSBC Bank plc	07/13/16		635,000	(5,543)
IDR	16,948,150,000	JPMorgan Chase Bank N.A.	07/13/16		1,270,000	(11,277)
IDR	86,269,196,895	Nomura International plc	08/22/16		6,421,228	(56,122)
INR	95,863,150	Standard Chartered Bank	07/13/16		1,405,000	(13,319)
INR	69,165,160	Citibank N.A.	07/14/16		1,021,567	(1,571)
INR	60,756,248	HSBC Bank plc	07/14/16		897,434	(1,314)
JPY	419,319,928	Citibank N.A.	07/05/16		4,020,000	(40,620)
JPY	420,523,557	Morgan Stanley & Co. International plc	07/05/16		4,020,000	(52,276)
JPY	637,052,966	Royal Bank of Scotland plc	07/14/16		5,968,000	(202,742)
JPY	178,767,600	BNP Paribas S.A.	08/16/16		1,740,000	6,625
JPY	127,967,792	BNP Paribas S.A.	08/16/16		1,244,000	3,192
JPY	127,864,540	Goldman Sachs International	08/16/16		1,244,000	4,194
JPY	178,976,400	Morgan Stanley & Co. International plc	08/16/16		1,740,000	4,600
KRW	6,761,972,700	JPMorgan Chase Bank N.A.	07/14/16		5,814,000	(55,870)
MXN	35,867,748	Citibank N.A.	07/05/16		1,930,200	(31,657)
MXN	16,356,136	Goldman Sachs International	07/05/16		899,000	4,369

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	22,766,444	JPMorgan Chase Bank N.A.	07/05/16	$	1,244,000	$(1,255)
MXN	21,361,055	BNP Paribas S.A.	07/06/16		1,191,292	23,016
MXN	21,187,451	BNP Paribas S.A.	07/06/16		1,181,610	22,829
MXN	27,255,508	Citibank N.A.	07/06/16		1,460,000	(30,654)
MXN	44,297,000	HSBC Bank plc	07/06/16		2,366,798	(55,887)
MXN	20,305,125	UBS AG	07/06/16		1,119,233	8,708
MXN	20,601,487	Deutsche Bank AG	07/07/16		1,103,000	(23,628)
MXN	6,849,214	Deutsche Bank AG	07/07/16		366,000	(8,561)
MXN	6,851,820	Royal Bank of Scotland plc	07/07/16		366,000	(8,704)
MXN	6,847,132	UBS AG	07/07/16		366,000	(8,447)
MXN	20,154,555	State Street Bank and Trust	07/08/16		1,111,117	9,033
MXN	46,753,356	JPMorgan Chase Bank N.A.	07/13/16		2,552,387	(2,972)
MXN	34,970,307	JPMorgan Chase Bank N.A.	07/13/16		1,909,120	(2,223)
MXN	34,612,288	JPMorgan Chase Bank N.A.	07/13/16		1,889,575	(2,200)
MXN	15,273,481	JPMorgan Chase Bank N.A.	07/13/16		833,819	(971)
MXN	24,853,576	Morgan Stanley & Co. International plc	07/13/16		1,341,511	(16,890)
MXN	19,627,513	UBS AG	07/13/16		1,052,825	(19,940)
MXN	15,657,456	Bank of America N.A.	07/19/16		844,560	(10,740)
MXN	14,997,006	Bank of America N.A.	07/19/16		807,840	(11,383)
MXN	21,919,213	State Street Bank and Trust	07/20/16		1,192,728	(4,514)
MXN	20,544,085	State Street Bank and Trust	07/20/16		1,106,339	(15,793)
MXN	21,187,451	Citibank N.A.	08/16/16		1,141,561	(12,699)
MXN	20,989,006	Citibank N.A.	08/16/16		1,099,000	(44,449)
MXN	34,612,288	Goldman Sachs International	08/16/16		1,864,439	(21,185)
MXN	21,115,485	Goldman Sachs International	08/16/16		1,137,669	(12,670)
MXN	20,379,539	Goldman Sachs International	08/16/16		1,098,000	(12,246)
MXN	17,197,696	Goldman Sachs International	08/16/16		917,200	(19,704)
MXN	20,154,555	Royal Bank of Scotland plc	08/16/16		1,085,974	(12,015)
MXN	6,718,590	State Street Bank and Trust	08/16/16		362,000	(4,019)
PLN	107,714,511	Royal Bank of Scotland plc	08/16/16		27,609,088	334,987
PLN	8,150,863	State Street Bank and Trust	08/16/16		2,102,580	38,722
RUB	74,279,576	BNP Paribas S.A.	07/06/16		1,132,000	(29,283)
RUB	73,297,000	Deutsche Bank AG	07/06/16		1,132,000	(13,921)
RUB	109,208,979	Deutsche Bank AG	07/14/16		1,692,900	(10,828)
RUB	62,825,400	Morgan Stanley & Co. International plc	07/14/16		940,500	(39,615)
RUB	60,474,960	Societe Generale	07/14/16		936,000	(7,447)
RUB	20,670,944	JPMorgan Chase Bank N.A.	07/20/16		312,829	(9,142)
RUB	86,259,600	JPMorgan Chase Bank N.A.	08/16/16		1,323,000	(11,220)
SAR	49,208,228	BNP Paribas S.A.	11/23/16		12,902,000	(171,062)
SAR	49,930,847	Citibank N.A.	11/23/16		13,098,333	(166,706)
SAR	36,807,843	Citibank N.A.	11/23/16		9,685,000	(93,674)
SEK	33,279,262	Barclays Bank plc	07/05/16		4,020,000	86,607
SEK	33,150,757	Deutsche Bank AG	07/05/16		4,020,000	101,795
TRY	23,600,455	Morgan Stanley & Co. International plc	07/01/16		8,040,000	(164,573)
TRY	2,251,453	BNP Paribas S.A.	07/08/16		775,000	(6,242)
TRY	3,346,420	Deutsche Bank AG	07/08/16		1,124,000	(37,189)
TRY	5,907,283	Citibank N.A.	07/22/16		2,031,600	(11,537)
TWD	45,290,175	JPMorgan Chase Bank N.A.	07/14/16		1,405,000	722
ZAR	15,665,712	Citibank N.A.	07/08/16		987,224	(75,801)
ZAR	1,750,410	Citibank N.A.	07/08/16		110,256	(8,522)
ZAR	39,157,245	HSBC Bank plc	07/08/16		2,468,060	(189,026)
ZAR	12,726,675	BNP Paribas S.A.	07/13/16		855,000	(7,721)
ZAR	12,600,757	Morgan Stanley & Co. International plc	07/13/16		855,000	815

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,129,710	Deutsche Bank AG	07/06/16	RUB	81,192,262	$(15,618)
EUR	680,000	Deutsche Bank AG	08/16/16	RUB	49,483,600	(9,620)
RUB	85,648,968	Deutsche Bank AG	07/06/16	EUR	1,129,710	85,294
RUB	50,060,240	Deutsche Bank AG	08/16/16	EUR	680,000	18,539

Net Unrealized Appreciation						$1,060,071

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/16	178	USD	28,979,226	$1,697,962
U.S. Treasury Note 10 Year Futures	09/21/16	374	USD	49,555,421	180,735
U.S. Treasury Note 2 Year Futures	09/30/16	815	USD	177,503,829	1,248,594
U.S. Treasury Note 5 Year Futures	09/30/16	1,787	USD	214,810,559	3,496,622
U.S. Treasury Ultra Long Bond Futures	09/21/16	319	USD	55,958,118	3,495,507

Futures Contracts—Short
90 Day Eurodollar Futures	12/19/16	(66)	USD	(16,339,038)	(49,587)
Euro-BTP Futures	09/08/16	(248)	EUR	(34,932,188)	(482,843)
Euro-Bobl Futures	09/08/16	(45)	EUR	(5,964,307)	(52,927)
Euro-Bund Futures	09/08/16	(359)	EUR	(59,512,909)	(536,199)

Net Unrealized Appreciation					$8,997,864

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
GBP Put/USD Call	USD	1.350	Deutsche Bank AG	07/27/16	(1,420,000)	$(9,287)	$(45,747)	$(36,460)
GBP Put/USD Call	USD	1.450	HSBC Bank plc	07/27/16	(1,420,000)	(184,194)	(171,268)	12,926
USD Call/BRL Put	BRL	3.565	Morgan Stanley & Co. LLC	07/01/16	(1,900,000)	(55,765)	—	55,765
USD Call/CNH Put	CNH	6.750	Deutsche Bank AG	07/29/16	(51,700,000)	(180,950)	(144,760)	36,190
USD Call/CNH Put	CNH	7.000	Deutsche Bank AG	08/24/16	(2,972,000)	(7,995)	(4,161)	3,834
USD Call/CNH Put	CNH	6.850	Deutsche Bank AG	08/24/16	(2,972,000)	(12,334)	(8,619)	3,715
USD Call/CNH Put	CNH	7.100	Deutsche Bank AG	12/15/16	(2,869,000)	(33,280)	(17,214)	16,066
USD Call/JPY Put	JPY	114.000	Barclays Bank plc	07/14/16	(1,579,000)	(7,184)	(316)	6,868
USD Call/MXN Put	MXN	19.250	JPMorgan Chase Bank N.A.	07/18/16	(1,456,000)	(14,528)	(2,038)	12,490
USD Call/MXN Put	MXN	19.250	JPMorgan Chase Bank N.A.	07/18/16	(2,548,000)	(17,202)	(3,567)	13,635

Totals						$(522,719)	$(397,690)	$125,029

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Call - U.S. Treasury Note 10 Year Futures	$135.000	07/22/16	(536)	$(104,343)	$(67,000)	$37,343

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	11.720%	01/04/21	JPMorgan Chase Bank N.A.	BRL	1,306,000	$(7,730)	$—	$(7,730)
Pay	1-Day CDI	12.050%	01/04/21	Bank of America N.A.	BRL	2,737,312	(7,280)	—	(7,280)
Pay	1-Day CDI	12.240%	01/02/19	Bank of America N.A.	BRL	26,565,242	(5,506)	—	(5,506)
Pay	1-Day CDI	12.285%	01/02/19	Bank of America N.A.	BRL	13,067,758	(2,889)	—	(2,889)
Pay	1-Day CDI	12.305%	01/02/19	JPMorgan Chase Bank N.A.	BRL	7,249,381	2,147	—	2,147
Pay	1-Day CDI	12.365%	01/02/23	Citibank N.A.	BRL	3,300,755	11,307	—	11,307
Pay	1-Day CDI	12.410%	01/04/21	Citibank N.A.	BRL	1,000,000	893	—	893
Pay	1-Day CDI	12.462%	01/02/19	Bank of America N.A.	BRL	13,095,515	6,106	—	6,106
Pay	1-Day CDI	12.520%	01/02/19	JPMorgan Chase Bank N.A.	BRL	13,086,872	18,800	—	18,800
Pay	1-Day CDI	12.620%	01/02/23	Bank of America N.A.	BRL	1,960,063	10,704	—	10,704
Pay	1-Day CDI	12.730%	01/02/23	Bank of America N.A.	BRL	1,684,724	10,766	—	10,766
Pay	1-Day CDI	12.738%	01/04/21	JPMorgan Chase Bank N.A.	BRL	5,375,000	64,879	—	64,879
Pay	1-Day CDI	12.750%	01/04/21	Citibank N.A.	BRL	7,849,720	46,548	—	46,548
Pay	1-Day CDI	12.750%	01/02/23	Citibank N.A.	BRL	1,715,408	11,253	—	11,253
Pay	1-Day CDI	12.915%	01/02/23	Bank of America N.A.	BRL	7,357,770	58,458	—	58,458
Pay	1-Day COLIBOR	6.510%	07/06/16	Credit Suisse International	COP	45,368,688,480	(8,592)	—	(8,592)
Pay	1-Day COLIBOR	6.640%	08/22/16	Credit Suisse International	COP	20,737,220,582	(8,544)	—	(8,544)
Pay	28-Day TIIE	6.270%	12/05/25	Bank of America N.A.	MXN	2,209,451	2,144	—	2,144
Pay	28-Day TIIE	6.299%	06/15/26	Goldman Sachs International	MXN	109,756,243	102,581	—	102,581
Pay	28-Day TIIE	6.320%	07/17/25	Morgan Stanley Capital Services, LLC	MXN	40,086,000	48,952	—	48,952
Pay	28-Day TIIE	6.325%	07/17/25	Citibank N.A.	MXN	19,973,500	26,103	—	26,103
Pay	28-Day TIIE	6.330%	08/06/25	Citibank N.A.	MXN	59,593,000	78,251	—	78,251
Pay	3M KLIBOR	1.920%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	52,673	—	52,673
Pay	7-Day China Fixing Repo Rates	2.725%	05/12/21	Bank of America N.A.	CNY	5,255,000	1,298	—	1,298
Pay	7-Day China Fixing Repo Rates	2.740%	05/12/21	Bank of America N.A.	CNY	8,415,000	3,506	—	3,506
Pay	7-Day China Fixing Repo Rates	2.750%	05/12/21	Bank of America N.A.	CNY	10,510,000	4,401	—	4,401
Pay	7-Day China Fixing Repo Rates	2.750%	05/12/21	Bank of America N.A.	CNY	10,510,000	4,401	—	4,401
Pay	7-Day China Fixing Repo Rates	2.750%	05/12/21	Bank of America N.A.	CNY	8,420,000	4,103	—	4,103
Pay	7-Day China Fixing Repo Rates	2.750%	05/12/21	Bank of America N.A.	CNY	5,255,000	2,200	—	2,200
Pay	7-Day China Fixing Repo Rates	2.772%	05/12/21	Bank of America N.A.	CNY	13,135,000	7,485	—	7,485
Receive	1-Day CDI	11.410%	01/04/21	Bank of America N.A.	BRL	5,126,000	47,225	—	47,225
Receive	28-Day TIIE	4.300%	12/07/17	Bank of America N.A.	MXN	12,027,855	5,678	—	5,678
Receive	28-Day TIIE	4.550%	03/21/18	Barclays Bank plc	MXN	26,793,819	10,308	—	10,308
Receive	28-Day TIIE	4.700%	12/06/18	Bank of America N.A.	MXN	8,147,763	4,379	—	4,379
Receive	28-Day TIIE	4.760%	12/06/18	Citibank N.A.	MXN	8,147,763	3,753	—	3,753
Receive	28-Day TIIE	4.770%	12/05/18	Citibank N.A.	MXN	8,147,763	3,640	—	3,640
Receive	28-Day TIIE	4.850%	11/01/18	Bank of America N.A.	MXN	22,482,829	6,828	—	6,828
Receive	28-Day TIIE	6.307%	08/11/25	Deutsche Bank AG	MXN	74,533,884	(85,959)	—	(85,959)
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	(24,636)	—	(24,636)
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	(24,636)	—	(24,636)
Receive	3M KLIBOR	1.690%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	(34,164)	—	(34,164)
Receive	3M LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	18,000,000	(723,541)	—	(723,541)

Totals							$(271,707)	$—	$(271,707)

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.131%	08/25/25	USD	1,285,000	$91,688
Receive	3M LIBOR	0.648%	11/26/16	USD	14,540,000	653
Receive	3M LIBOR	1.256%	01/12/17	USD	223,619,000	(708,425)
Receive	3M LIBOR	1.443%	06/14/21	USD	206,615,000	(135,424)
Receive	3M LIBOR	1.463%	06/28/26	USD	4,033,630	(22,152)
Receive	3M LIBOR	1.464%	06/28/26	USD	1,008,185	(5,585)
Receive	3M LIBOR	1.510%	06/14/21	USD	204,730,000	(266,796)
Receive	3M LIBOR	2.272%	09/11/25	USD	955,000	(80,116)
Receive	3M LIBOR	2.383%	07/10/25	USD	72,000,000	(6,605,345)

Net Unrealized Depreciation						$(7,731,502)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Depreciation
ITRAXX.XO.25.V1	(5.000%)	06/21/21	0.000%	EUR	180,000	$(1,107)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	68,371,000	$816,662
CDX.NA.IG.26.V1	1.000%	06/20/21	0.789%	USD	397,308,000	1,348,939

Net Unrealized Appreciation						$2,165,601

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group, Ltd. 0.242%, due 10/28/19	(1.000%)	06/20/21	BNP Paribas S.A.	0.820%	USD	13,953,187	$(120,746)	$155,863	$(276,609)
Australia & New Zealand Banking Group, Ltd. 0.242%, due 10/28/19	(1.000%)	06/20/21	Deutsche Bank AG	0.820%	USD	21,606,546	(186,976)	289,954	(476,930)
Australia & New Zealand Banking Group, Ltd. 0.242%, due 10/28/19	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	0.820%	USD	8,685,000	(75,157)	93,033	(168,190)
Australia & New Zealand Banking Group, Ltd. 3.750%, due 03/10/17	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	0.820%	USD	4,766,813	(41,250)	63,959	(105,209)
Commonwealth Bank of Australia 4.250%, due 11/10/16	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	0.824%	USD	6,337,401	(53,840)	81,969	(135,809)
Commonwealth Bank of Australia 4.375%, due 02/25/20	(1.000%)	06/20/21	Deutsche Bank AG	0.824%	USD	1,978,968	(16,812)	36,741	(53,553)
Commonwealth Bank of Australia 4.375%, due 02/25/20	(1.000%)	06/20/21	Deutsche Bank AG	0.824%	USD	7,590,000	(64,481)	77,859	(142,340)
Credit Agricole S.A. Zero Coupon, due 04/21/17	(1.000%)	06/20/21	Barclays Bank plc	0.931%	EUR	1,068,000	(4,049)	(9,258)	5,209

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Federation of Malaysia 5.625%, due 03/15/16	(1.000%)	06/20/21	Barclays Bank plc	1.538%	USD	2,309,420	$58,664	$71,065	$(12,401)
Federation of Malaysia, 5.625%, due 03/15/16	(1.000%)	06/20/21	Citibank N.A.	1.538%	USD	106,989	2,718	2,524	194
Federation of Russian, 7.5000%, due 03/31/30	(1.000%)	06/20/21	Bank of America N.A.	2.300%	USD	955,000	57,992	60,431	(2,439)
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Bank of America N.A.	1.004%	EUR	13,716,000	3,094	(428)	3,522
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Bank of America N.A.	1.004%	EUR	4,554,000	1,027	(10,504)	11,531
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Citibank N.A.	1.004%	EUR	5,000,000	1,128	(13,047)	14,175
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Citibank N.A.	1.004%	EUR	2,385,000	538	(6,223)	6,761
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Citibank N.A.	1.004%	EUR	1,720,000	388	(4,488)	4,876
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Citibank N.A.	1.004%	EUR	1,274,000	287	(3,324)	3,611
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Citibank N.A.	1.004%	EUR	1,219,000	275	(3,181)	3,456
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Citibank N.A.	1.004%	EUR	576,000	130	(1,503)	1,633
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	Credit Suisse International	1.004%	EUR	9,374,000	2,114	42,456	(40,342)
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.004%	EUR	3,355,000	757	(14,441)	15,198
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.004%	EUR	1,235,000	279	1,738	(1,459)
HSBC Bank Plc 3.750%, due 11/30/16	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.004%	EUR	175,000	39	(753)	792
Loews Corp. 6.000%, due 02/01/35	(1.000%)	12/20/20	Barclays Bank plc	0.336%	USD	2,145,000	(62,861)	(75,932)	13,071
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%)	06/20/20	JPMorgan Chase Bank N.A.	1.245%	USD	3,824,276	36,150	33,406	2,744
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%)	09/20/20	Bank of America N.A.	1.333%	USD	3,824,276	52,127	50,241	1,886
National Australia Bank, Ltd. 3.625%, due 11/08/17	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	0.825%	USD	5,060,000	(42,623)	67,892	(110,515)
Prudential Financial Inc. 6.1%, due 06/15/17	(1.000%)	06/20/21	Citibank N.A.	1.234%	USD	2,145,000	23,887	28,836	(4,949)
Prudential Financial Inc. 6.100%, due 06/15/17	(1.000%)	06/20/21	Citibank N.A.	1.234%	USD	5,392,000	60,045	72,486	(12,441)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.133%	USD	4,046,000	25,731	32,732	(7,001)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Bank of America N.A.	1.133%	USD	100,249	(638)	(469)	(169)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	2,013,905	12,808	12,270	538
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	1,208,343	7,685	7,928	(243)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	1,071,200	6,813	6,663	150
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	892,667	5,677	5,952	(275)

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	886,455	$5,638	$6,786	$(1,148)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	886,455	5,638	5,942	(304)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	886,455	5,638	5,942	(304)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	805,562	5,123	4,908	215
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	805,561	5,123	5,285	(162)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Barclays Bank plc	1.133%	USD	714,133	4,542	4,420	122
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Citibank N.A.	1.133%	USD	1,095,273	6,966	7,186	(220)
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	Citibank N.A.	1.133%	USD	1,017,969	6,474	5,845	629
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.133%	USD	1,034,689	6,580	5,813	767
Republic of Philippines, 10.625%, due 03/16/25	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.133%	USD	283,666	1,804	1,766	38
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	BNP Paribas S.A.	2.782%	USD	1,115,000	91,483	124,650	(33,167)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	BNP Paribas S.A.	2.782%	USD	930,000	76,305	107,364	(31,059)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Bank of America N.A.	2.782%	USD	1,925,000	157,942	215,406	(57,464)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Barclays Bank plc	2.782%	USD	3,720,000	305,218	432,746	(127,528)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Barclays Bank plc	2.782%	USD	2,245,000	184,198	238,571	(54,373)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Citibank N.A.	2.782%	USD	1,224,000	100,427	131,635	(31,208)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Citibank N.A.	2.782%	USD	1,134,519	93,085	92,733	352
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Citibank N.A.	2.782%	USD	40,000	3,282	4,421	(1,139)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	Goldman Sachs International	2.782%	USD	1,160,000	95,176	134,292	(39,116)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	2.782%	USD	2,765,000	226,862	305,901	(79,039)
Standard Chartered Bank 0.525%, due 09/04/17	(1.000%)	06/20/21	Bank of America N.A.	1.496%	EUR	6,140,000	162,472	143,604	18,868
Standard Chartered Bank 0.525%, due 09/04/17	(1.000%)	06/20/21	Bank of America N.A.	1.496%	EUR	1,560,000	41,279	36,486	4,793
Standard Chartered Bank 0.525%, due 09/04/17	(1.000%)	06/20/21	BNP Paribas S.A.	1.496%	EUR	1,331,000	35,220	37,737	(2,517)
Standard Chartered Bank 0.525%, due 09/04/17	(1.000%)	06/20/21	BNP Paribas S.A.	1.496%	EUR	1,211,000	32,044	34,335	(2,291)
Standard Chartered Bank 0.525%, due 09/04/17	(1.000%)	06/20/21	BNP Paribas S.A.	1.496%	EUR	675,000	17,861	37,625	(19,764)
Standard Chartered Bank 0.525%, due 09/04/17	(1.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.496%	EUR	1,319,000	34,902	74,013	(39,111)
Valero Energy Corp. 8.750%, due 06/15/30	(1.000%)	12/20/20	Morgan Stanley Capital Services, LLC	1.513%	USD	2,145,000	47,198	51,754	(4,556)

Totals							$1,449,400	$3,409,613	$(1,960,213)

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	06/20/21	Barclays Bank plc	3.078%	USD	1,122,000	$(106,951)	$(128,227)	$21,276
Fiat Chrysler Automobiles NV, 5.625%, due 06/12/19	5.000%	06/20/21	Citibank N.A.	4.188%	EUR	17,812	712	1,513	(801)
Fiat Industrial Finance Europe S.A. 6.250%, due 03/09/18	5.000%	12/20/20	BNP Paribas S.A.	2.943%	EUR	21,277	2,032	2,368	(336)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/20	Bank of America N.A.	1.245%	USD	3,824,276	(36,150)	(38,756)	2,606
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/20	JPMorgan Chase Bank N.A.	1.333%	USD	3,824,276	(52,127)	(43,741)	(8,386)
Wind Acquisition Finance S.A., 7.000%, due 04/23/21	5.000%	06/20/21	JPMorgan Chase Bank N.A.	4.370%	EUR	10,000	310	343	(33)

Totals							$(192,174)	$(206,500)	$14,326

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
CMBX.NA.AAA.V8	(0.500%)	10/17/57	Credit Suisse International	0.000%	USD	990,000	$36,961	$44,956	$(7,995)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.9	2.000%	09/17/58	Morgan Stanley Capital Services, LLC	0.000%	USD	340,000	$(44,898)	$(37,194)	$(7,704)
CMBX.NA.A.8	2.000%	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	335,000	(36,292)	(31,820)	(4,472)
CMBX.NA.A.8	2.000%	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	335,000	(36,292)	(31,596)	(4,696)
CMBX.NA.A.8	2.000%	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	540,000	(58,500)	(66,234)	7,734
CMBX.NA.A.8	2.000%	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	1,400,000	(151,667)	(162,648)	10,981
CMBX.NA.A.9	2.000%	09/17/58	Morgan Stanley Capital Services, LLC	0.000%	USD	900,000	(118,847)	(118,125)	(722)
CMBX.NA.A.9	2.000%	09/17/58	Credit Suisse International	0.000%	USD	500,000	(66,026)	(72,016)	5,990
CMBX.NA.A.9	2.000%	09/17/58	Morgan Stanley Capital Services, LLC	0.000%	USD	496,000	(65,498)	(70,750)	5,252
CMBX.NA.AAA.V7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	5,000,000	(129,887)	(156,398)	26,511
CMBX.NA.AM.V4	0.500%	02/17/51	Deutsche Bank AG	0.000%	USD	2,370,000	(65,649)	(359,977)	294,328

Totals							$(773,556)	$(1,106,758)	$333,202

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDI)—	Brazil Interbank Deposit Rate
(CMBX)—	Commercial Mortgage-Backed Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AA)—	Markit North America AA Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(COLIBOR)—	Colombia InterBank OfferedRate
(ITRAXX.XO)—	Markit iTraxx Crossover Index
(KLIBOR)—	Kulala Lumpor InterBank OfferedRate
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2016

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,112,476,008	$—	$2,112,476,008
Total Corporate Bonds & Notes*	—	1,021,527,318	—	1,021,527,318
Total Asset-Backed Securities*	—	364,907,054	—	364,907,054
Total Mortgage-Backed Securities*	—	301,871,950	—	301,871,950
Total Municipals	—	161,202,935	—	161,202,935
Total Foreign Government*	—	104,875,895	—	104,875,895
Total Preferred Stocks*	14,450,678	—	—	14,450,678
Purchased Options
Currency Options	—	971,117	—	971,117
Options on Exchange-Traded Futures Contracts	170,625	—	—	170,625
Total Purchased Options	170,625	971,117	—	1,141,742
Short-Term Investments
Mutual Fund	68,680,138	—	—	68,680,138
Repurchase Agreement	—	198,683,389	—	198,683,389
Total Short-Term Investments	68,680,138	198,683,389	—	267,363,527
Total Investments	$83,301,441	$4,266,515,666	$—	$4,349,817,107

Collateral for Securities Loaned (Liability)	$—	$(68,680,138)	$—	$(68,680,138)
TBA Forward Sales Commitments	$—	$(296,820,020)	$—	$(296,820,020)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,661,358	$—	$6,661,358
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,601,287)	—	(5,601,287)
Total Forward Contracts	$—	$1,060,071	$—	$1,060,071
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,119,420	$—	$—	$10,119,420
Futures Contracts (Unrealized Depreciation)	(1,121,556)	—	—	(1,121,556)
Total Futures Contracts	$8,997,864	$—	$—	$8,997,864
Written Options
Foreign Currency Written Options at Value	$—	$(397,690)	$—	$(397,690)
Options on Exchange-Traded Futures Contracts at Value	(67,000)	—	—	(67,000)
Total Written Options	$(67,000)	$(397,690)	$—	$(464,690)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,257,942	$—	$2,257,942
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,824,950)	—	(7,824,950)
Total Centrally Cleared Swap Contracts	$—	$(5,567,008)	$—	$(5,567,008)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,820,618	$—	$2,820,618
OTC Swap Contracts at Value (Liabilities)	—	(2,571,694)	—	(2,571,694)
Total OTC Swap Contracts	$—	$248,924	$—	$248,924

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2016

Assets
Investments at value (a) (b)	$4,349,817,107
Cash	10,590,103
Cash denominated in foreign currencies (c)	8,002,773
Cash collateral (d)	17,368,870
OTC swap contracts at market value (e)	2,820,618
Unrealized appreciation on forward foreign currency exchange contracts	6,661,358
Receivable for:
Investments sold	3,216,181
Open swap contracts cash collateral	1,515,000
TBA securities sold (f)	663,839,174
Fund shares sold	405,913
Principal paydowns	3,875
Interest	19,188,695
Interest on OTC swap contracts	39,863
Variation margin on centrally cleared swap contracts	2,594,167
Prepaid expenses	24,233
Other assets	8,632

Total Assets	5,086,096,562
Liabilities
Written options at value (g)	464,690
Forward sales commitments, at value	296,820,020
Cash collateral for OTC swap contracts	2,480,000
OTC swap contracts at market value (h)	2,571,694
Unrealized depreciation on forward foreign currency exchange contracts	5,601,287
Collateral for securities loaned	68,680,138
Payables for:
Investments purchased	89,369,074
TBA securities purchased (f)	688,746,003
Fund shares redeemed	606,875
Foreign taxes	37,527
Variation margin on futures contracts	563,896
Interest on forward sales commitments	390,287
Interest on OTC swap contracts	202,342
Accrued Expenses:
Management fees	1,042,827
Distribution and service fees	122,153
Deferred trustees’ fees	76,702
Other expenses	900,483

Total Liabilities	1,158,675,998

Net Assets	$3,927,420,564

Net Assets Consist of:
Paid in surplus	$3,821,287,074
Undistributed net investment income	55,177,312
Accumulated net realized loss	(20,376,311)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions (i)	71,332,489

Net Assets	$3,927,420,564

Net Assets
Class A	$3,272,801,534
Class B	530,715,526
Class E	123,903,504
Capital Shares Outstanding*
Class A	30,258,906
Class B	4,989,068
Class E	1,155,236
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$108.16
Class B	106.38
Class E	107.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,279,545,863.
(b)	Includes securities loaned at value of $114,113,484.
(c)	Identified cost of cash denominated in foreign currencies was $8,048,528.
(d)	Includes collateral of $2,310,000 for OTC swap contracts and $15,058,870 for centrally cleared swap contracts.
(e)	Net premium received on OTC swap contracts was $2,677,182.
(f)	Included within TBA securities sold is $399,804,232 related to TBA forward sale commitments and included within TBA securities purchased is $104,665,353 related to TBA forward sale commitments.
(g)	Premiums received on written options were $627,062.
(h)	Net premium paid on OTC swap contracts was $535,871.
(i)	Includes foreign capital gains tax of $37,527.

Statement of Operations

Six Months Ended June 30, 2016

Investment Income
Dividends	$487,377
Interest	58,569,543
Securities lending income	122,507

Total investment income	59,179,427
Expenses
Management fees	6,179,057
Administration fees	48,099
Custodian and accounting fees	424,751
Distribution and service fees—Class B	637,042
Distribution and service fees—Class E	92,231
Interest expense	71,913
Audit and tax services	56,734
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	128,215
Insurance	13,295
Miscellaneous	15,287

Total expenses	7,696,211

Net Investment Income	51,483,216

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (a)	(16,993,342)
Futures contracts	18,490,545
Written options	4,849,514
Swap contracts	(309,176)
Foreign currency transactions	(2,632,364)

Net realized gain	3,405,177

Net change in unrealized appreciation (depreciation) on:
Investments (b)	129,529,022
Futures contracts	8,263,521
Written options	(739,332)
Swap contracts	(3,122,892)
Foreign currency transactions	3,758,653

Net change in unrealized appreciation	137,688,972

Net realized and unrealized gain	141,094,149

Net Increase in Net Assets From Operations	$192,577,365

(a)	Net of foreign capital gains tax of $55,870.
(b)	Includes change in foreign capital gains tax of $(37,527).

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$51,483,216	$102,501,031
Net realized gain	3,405,177	23,661,490
Net change in unrealized appreciation (depreciation)	137,688,972	(99,056,856)

Increase in net assets from operations	192,577,365	27,105,665

From Distributions to Shareholders
Net investment income
Class A	(102,987,554)	(133,507,891)
Class B	(15,546,181)	(19,257,211)
Class E	(3,722,162)	(5,052,422)
Net realized capital gains
Class A	0	(39,098,515)
Class B	0	(6,006,393)
Class E	0	(1,544,832)

Total distributions	(122,255,897)	(204,467,264)

Increase (decrease) in net assets from capital share transactions	38,771,825	(354,447,512)

Total increase (decrease) in net assets	109,093,293	(531,809,111)

Net Assets
Beginning of period	3,818,327,271	4,350,136,382

End of period	$3,927,420,564	$3,818,327,271

Undistributed net investment income
End of period	$55,177,312	$125,949,993

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,376,963	$151,002,952	1,013,267	$112,853,439
Reinvestments	960,257	102,987,554	1,627,901	172,606,406
Redemptions	(2,020,288)	(216,956,087)	(5,922,458)	(646,280,255)

Net increase (decrease)	316,932	$37,034,419	(3,281,290)	$(360,820,410)

Class B
Sales	283,438	$30,237,948	554,079	$59,688,701
Reinvestments	147,371	15,546,181	242,105	25,263,604
Redemptions	(370,243)	(39,257,626)	(626,260)	(66,816,921)

Net increase	60,566	$6,526,503	169,924	$18,135,384

Class E
Sales	35,279	$3,795,099	57,831	$6,284,511
Reinvestments	34,996	3,722,162	62,736	6,597,254
Redemptions	(114,728)	(12,306,358)	(228,209)	(24,644,251)

Net decrease	(44,453)	$(4,789,097)	(107,642)	$(11,762,486)

Increase (decrease) derived from capital shares transactions		$38,771,825		$(354,447,512)

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$106.14		$110.97	$107.33	$115.27	$110.90	$108.32

Income (Loss) from Investment Operations
Net investment income (a)	1.50		2.73	3.18	3.36	3.21	3.69
Net realized and unrealized gain (loss) on investments	4.03		(2.08)	4.28	(4.07)	4.95	3.22

Total from investment operations	5.53		0.65	7.46	(0.71)	8.16	6.91

Less Distributions
Distributions from net investment income	(3.51)		(4.24)	(3.82)	(4.49)	(3.05)	(4.33)
Distributions from net realized capital gains	0.00		(1.24)	0.00	(2.74)	(0.74)	0.00

Total distributions	(3.51)		(5.48)	(3.82)	(7.23)	(3.79)	(4.33)

Net Asset Value, End of Period	$108.16		$106.14	$110.97	$107.33	$115.27	$110.90

Total Return (%) (b)	5.23	(c)	0.59	7.08	(0.77)	7.55	6.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.36	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.36	0.35	0.35	0.36	0.36
Ratio of net investment income to average net assets (%)	2.79	(d)	2.50	2.91	3.07	2.85	3.44
Portfolio turnover rate (%)	291	(c)(f)	824 (f)	679 (f)	801 (f)	1,002 (f)	1,483
Net assets, end of period (in millions)	$3,272.8		$3,178.0	$3,686.9	$3,213.0	$3,474.3	$3,123.2

	Class B
	Six Months Ended June 30, 2016		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$104.31		$109.16	$105.64	$113.56	$109.31	$106.83

Income (Loss) from Investment Operations
Net investment income (a)	1.34		2.42	2.87	3.05	2.89	3.48
Net realized and unrealized gain (loss) on investments	3.96		(2.05)	4.20	(4.01)	4.88	3.06

Total from investment operations	5.30		0.37	7.07	(0.96)	7.77	6.54

Less Distributions
Distributions from net investment income	(3.23)		(3.98)	(3.55)	(4.22)	(2.78)	(4.06)
Distributions from net realized capital gains	0.00		(1.24)	0.00	(2.74)	(0.74)	0.00

Total distributions	(3.23)		(5.22)	(3.55)	(6.96)	(3.52)	(4.06)

Net Asset Value, End of Period	$106.38		$104.31	$109.16	$105.64	$113.56	$109.31

Total Return (%) (b)	5.11	(c)	0.34	6.81	(1.01)	7.28	6.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.61	0.60	0.60	0.61	0.62
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.61	0.60	0.60	0.61	0.61
Ratio of net investment income to average net assets (%)	2.53	(d)	2.26	2.67	2.82	2.60	3.25
Portfolio turnover rate (%)	291	(c)(f)	824 (f)	679 (f)	801 (f)	1,002 (f)	1,483
Net assets, end of period (in millions)	$530.7		$514.1	$519.5	$488.1	$503.6	$477.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$105.18		$110.00	$106.41	$114.32	$110.02	$107.49

Income (Loss) from Investment Operations
Net investment income (a)	1.40		2.55	3.00	3.18	3.02	3.63
Net realized and unrealized gain (loss) on investments	3.99		(2.07)	4.23	(4.04)	4.91	3.07

Total from investment operations	5.39		0.48	7.23	(0.86)	7.93	6.70

Less Distributions
Distributions from net investment income	(3.32)		(4.06)	(3.64)	(4.31)	(2.89)	(4.17)
Distributions from net realized capital gains	0.00		(1.24)	0.00	(2.74)	(0.74)	0.00

Total distributions	(3.32)		(5.30)	(3.64)	(7.05)	(3.63)	(4.17)

Net Asset Value, End of Period	$107.25		$105.18	$110.00	$106.41	$114.32	$110.02

Total Return (%) (b)	5.16	(c)	0.44	6.92	(0.91)	7.38	6.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.51	0.50	0.50	0.51	0.52
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.51	0.50	0.50	0.51	0.51
Ratio of net investment income to average net assets (%)	2.63	(d)	2.35	2.78	2.92	2.70	3.36
Portfolio turnover rate (%)	291	(c)(f)	824 (f)	679 (f)	801 (f)	1,002 (f)	1,483
Net assets, end of period (in millions)	$123.9		$126.2	$143.8	$150.7	$176.2	$193.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 87%, 278%, 276%, 267% and 390% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MSF-45

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-46

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, convertible preferred stock, paydown gain/loss reclasses, distribution redesignations, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

MSF-47

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $198,683,389, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

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Notes to Financial Statements—June 30, 2016—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 77 days. The average amount of borrowings was $127,609,936 and the annualized weighted average interest rate was 0.25% during the 77 day period. There were no outstanding reverse repurchase agreements as of June 30, 2016.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(58,861,437)	$—	$—	$—	$(58,861,437)
Foreign Government	(9,502,820)	—	—	—	(9,502,820)
Preferred Stocks	(315,881)	—	—	—	(315,881)
Total	$(68,680,138)	$—	$—	$—	$(68,680,138)
Total Borrowings	$(68,680,138)	$—	$—	$—	$(68,680,138)
Gross amount of recognized liabilities for securities lending transactions					$(68,680,138)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions could fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	1,206,357,000	—	$2,512,762
Options written	1,053,307,750	3,348	4,046,132
Options bought back	(212,858,000)	(2,812)	(3,379,199)
Options exercised	(1,741,497,000)	—	(223,747)
Options expired	(237,313,750)	—	(2,522,367)

Options outstanding June 30, 2016	67,996,000	536	$433,581

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	79,855,000	—	$1,834,084
Options written	102,476,300	198	1,338,031
Options bought back	(5,069,000)	(198)	(48,670)
Options exercised	(88,114,000)	—	(1,052,394)
Options expired	(86,308,300)	—	(1,877,570)

Options outstanding June 30, 2016	2,840,000	—	$193,481

*	Amount shown is in the currency in which the transaction was denominated.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$170,625
	OTC swap contracts at market value (c)	661,770	OTC swap contracts at market value (c)	933,477
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	92,341	Unrealized depreciation on centrally cleared swap contracts (d) (e)	7,823,843
	Unrealized appreciation on futures contracts (d) (f)	10,119,420	Unrealized depreciation on futures contracts (d) (f)	1,121,556
			Written options at value (d)	67,000
Credit	OTC swap contracts at market value (c)	2,158,848	OTC swap contracts at market value (c)	1,638,217
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	2,165,601	Unrealized depreciation on centrally cleared swap contracts (d) (e)	1,107
Foreign Exchange	Investments at market value (a)	971,117
	Unrealized appreciation on forward foreign currency exchange contracts	6,661,358	Unrealized depreciation on forward foreign currency exchange contracts	5,601,287
			Written options at value	397,690

Total		$23,001,080		$17,584,177

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $170,625 that is not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $39,863 and OTC swap interest payable of $202,342.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$768,890	$(305,993)	$(462,897)	$—
Barclays Bank plc	1,266,836	(174,177)	—	1,092,659
BNP Paribas S.A.	913,099	(365,900)	(547,199)	—
Citibank N.A.	801,915	(536,360)	(265,555)	—
Credit Suisse International	115,164	(115,164)	—	—
Deutsche Bank AG	955,413	(823,176)	—	132,237
Goldman Sachs International	1,036,528	(502,825)	(533,703)	—
HSBC Bank plc	983,616	(955,364)	—	28,252
JPMorgan Chase Bank N.A.	903,179	(903,179)	—	—
Morgan Stanley & Co. LLC	3	—	—	3
Morgan Stanley & Co. International plc	491,253	(491,253)	—	—
Morgan Stanley Capital Services, LLC	96,150	(96,150)	—	—
Northern Trust Company	378,482	—	—	378,482
Royal Bank of Scotland plc	1,378,031	(509,929)	—	868,102
Standard Chartered Bank	232,597	(221,277)	—	11,320
State Street Bank and Trust	94,000	(94,000)	—	—
UBS AG	37,937	(28,387)	—	9,550

	$10,453,093	$(6,123,134)	$(1,809,354)	$2,520,605

MSF-54

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$305,993	$(305,993)	$—	$—
Barclays Bank plc	174,177	(174,177)	—	—
BNP Paribas S.A.	365,900	(365,900)	—	—
Citibank N.A.	536,360	(536,360)	—	—
Credit Suisse International	364,964	(115,164)	(249,800)	—
Deutsche Bank AG	823,176	(823,176)	—	—
Goldman Sachs International	502,825	(502,825)	—	—
HSBC Bank plc	955,364	(955,364)	—	—
JPMorgan Chase Bank N.A.	1,513,861	(903,179)	(610,682)	—
Morgan Stanley & Co. International plc	1,058,880	(491,253)	—	567,627
Morgan Stanley Capital Services, LLC	511,994	(96,150)	(415,844)	—
Nomura International plc	56,122	—	—	56,122
Royal Bank of Canada	647	—	—	647
Royal Bank of Scotland plc	509,929	(509,929)	—	—
Societe Generale	7,447	—	—	7,447
Standard Chartered Bank	221,277	(221,277)	—	—
State Street Bank and Trust	633,368	(94,000)	—	539,368
UBS AG	28,387	(28,387)	—	—

	$8,570,671	$(6,123,134)	$(1,276,326)	$1,171,211

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,954,452)	$—	$(4,575,564)	$(6,530,016)
Forward foreign currency transactions	—	—	(3,924,472)	(3,924,472)
Futures contracts	18,490,545	—	—	18,490,545
Swap contracts	(503,601)	194,425	—	(309,176)
Written options	(62,568)	—	4,912,082	4,849,514

	$15,969,924	$194,425	$(3,587,954)	$12,576,395

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$18,527	$—	$(857,898)	$(839,371)
Forward foreign currency transactions	—	—	3,737,901	3,737,901
Futures contracts	8,263,521	—	—	8,263,521
Swap contracts	(5,348,311)	2,225,419	—	(3,122,892)
Written options	37,343	—	(776,675)	(739,332)

	$2,971,080	$2,225,419	$2,103,328	$7,299,827

MSF-55

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$267,011,729
Forward foreign currency transactions	560,489,243
Futures contracts long	508,583,333
Futures contracts short	(123,937,027)
Swap contracts	974,280,220
Written options	(212,030,388)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-56

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$9,768,491,496	$746,676,860	$9,734,421,636	$780,031,413

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, that amounted to $4,135,976 in purchases and $11,757,711 in sales of investments, which are included above, and resulted in realized losses of $74,241.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$7,266,258,827	$7,009,295,329

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,179,057	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-57

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-58

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$190,475,439	$135,238,241	$13,991,825	$—	$204,467,264	$135,238,241

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$122,069,171	$—	$(71,996,875)	$(14,184,940)	$35,887,356

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated long term capital losses of $14,184,940 and no pre-enactment accumulated capital loss carryforwards.

MSF-59

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of June 30, 2016, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2015, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of Metropolitan Series Fund as of June 30, 2016, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2015, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2016

MSF-60

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned -4.16%, -4.31%, and -4.25%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 1.36%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market endured one of the more volatile first halves in recent years. The opening weeks of 2016 saw a double-digit decline as a familiar medley of macroeconomic concerns sparked fears of a global recession. Anxiety began to wane in February, and stocks proceeded to stage a powerful rally through the end of May, fueled by a rebound in oil prices and easing of global growth concerns. Volatility returned in June as an unexpectedly weak jobs report raised concerns about U.S. growth and, most significantly, U.K. voters elected to leave the European Union (‘Brexit’) in a surprising outcome that was at odds with polling data heading into the referendum. Equities sold off immediately following the Brexit decision, then recouped some of the losses in the final days of the reporting period.

By the numbers, the Portfolio’s benchmark, the Russell 1000 Growth Index, gained 1.36% for the six months. Telecommunication Services and Utilities were the top performers as the sectors were key beneficiaries of the flight to ‘defensive’ assets during the volatile first half. Their performance was further buoyed by investors’ desperate search for yield in the lower for longer interest rate environment. Energy was a relative leader in the period as well. Meanwhile, Health Care and Information Technology (“IT”) finished at the bottom.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the six-month period.

After a strong finish to 2015, the Portfolio was not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016. Investors began the year favoring dividend stocks amid fears of negative interest rates, then broadly rotated to more traditional value stocks at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. Further challenging performance has been the resilience of safe-haven assets as the low/negative interest rate environment continued to attract domestic and foreign investors to high-dividend segments in their quest for yield. The Portfolio did rebound in the second quarter, but, unfortunately, it was not enough to offset the abovementioned weakness.

On a sector basis, Consumer Discretionary was the prime detractor from relative performance, with weakness most notable in the internet & catalog retail, media and specialty retail segments. Health care and IT also weighed on results, mainly with respect to biotechnology and IT services. Conversely, Energy and Materials were the top contributors to performance. Oil & gas holdings led in Energy, while chemicals was a standout in Materials. Financials also added value.

Looking at specific holdings, biotechnology companies Vertex Pharmaceuticals and United Therapeutics were among the top detractors. The stocks underperformed amid the broader market rotation away from volatility, momentum and growth in the first half of the reporting period, which had a particularly negative impact on the biotechnology segment. Shares of Vertex were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remain constant).

Positions in Alliance Data Systems and TripAdvisor also weighed on results. Alliance Data Systems reported an in-line fourth quarter and reiterated 2016 guidance, but its guidance included slightly higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015 (albeit the actual level of losses forecasted was the same), the stock sold off primarily on macroeconomic worries. TripAdvisor underperformed amid worries about the global economy and, specifically, global travel fundamentals regarding the terrorist attacks in Europe and fears about the Zika virus in Latin America. Adding to weakness in the shares were investor concerns about the company’s business transition to first party booking, especially in light of a challenging travel environment.

On the positive side, UnitedHealth and Amazon were the top contributors in the six-month period. UnitedHealth outperformed as its pharmacy benefit management (“PBM”) unit, which represents about 20% of profits, won the business of the California and Texas government workers retirees program, and General Electric. These wins suggest that UnitedHealth’s recent purchase of Catamaran (a smaller PBM) is being well received in the marketplace, and that the company could continue to take share if its promises of using the PBM relationship to lower overall medical costs for its customers (not just drug costs) bear out. Amazon shares outperformed after the company’s first-quarter results showed both a revenue acceleration and significant margin expansion, resulting in operating profit that beat expectations by almost 40%. Moreover, the company’s fastest-growing business, Amazon Web Services, continued to show strong revenue growth (63% year-over-year) and margin expansion.

Additional contributions came from positions in Tencent and Facebook. Tencent reported first-quarter revenue growth and margins that exceeded expectations. In addition, Weixin (a cross-platform instant messaging service developed by Tencent) user additions accelerated on a quarter-over-quarter basis, and the company’s outlook was bullish with respect to mobile games, subscriptions and advertising. Facebook outperformed earlier in the period after the company exceeded expectations for its fourth-quarter results by a wide margin. Revenues accelerated, margins topped expectations and the company’s plans for 2016 were in-line with expectations.

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

At period end, we maintained our constructive outlook for U.S. stocks, against a backdrop of slow but durable economic growth and a likely recovery in earnings growth. Though the Brexit decision has elevated risk levels and increased fears around global growth, we believe any direct impact to the U.S. is likely to be minimal. Moreover, U.S. stocks could be the beneficiary of investment flows due to stronger growth prospects and increased earnings quality.

From a positioning standpoint, we continued to barbell the Portfolio, balancing best-in-class growth companies with low-volatility names that should perform well in a low-growth/low-interest-rate environment. The largest overweight in the Portfolio remained IT, driven by an emphasis on strong growth companies with attractive relative valuations. Industrials remained the largest Portfolio underweight as we expected orders to slow during the second quarter as large inventories were still being worked off. Instead, we remained overweight Energy, where we see better value and greater upside.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	-4.16	-3.95	8.68	7.37
Class B	-4.31	-4.20	8.41	7.09
Class E	-4.25	-4.11	8.52	7.20
Russell 1000 Growth Index	1.36	3.02	12.34	8.78

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	7.4
Amazon.com, Inc.	6.7
Facebook, Inc. - Class A	5.8
Visa, Inc. - Class A	4.5
UnitedHealth Group, Inc.	3.8
Anheuser-Busch InBev S.A.(ADR)	3.3
Constellation Brands, Inc. - Class A	3.1
Microsoft Corp.	3.1
Berkshire Hathaway, Inc. - Class B	2.9
Tencent Holdings, Ltd.	2.8

Top Sectors

% of Net Assets
Information Technology	35.8
Consumer Discretionary	19.9
Health Care	15.8
Consumer Staples	10.4
Industrials	4.7
Financials	4.3
Materials	2.9
Energy	2.2
Telecommunication Services	1.4

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.67%	$1,000.00	$958.40	$3.26
	Hypothetical*	0.67%	$1,000.00	$1,021.53	$3.37

Class B(a)	Actual	0.92%	$1,000.00	$956.90	$4.48
	Hypothetical*	0.92%	$1,000.00	$1,020.29	$4.62

Class E(a)	Actual	0.82%	$1,000.00	$957.50	$3.99
	Hypothetical*	0.82%	$1,000.00	$1,020.79	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—96.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Honeywell International, Inc.	131,160	$15,256,531
TransDigm Group, Inc. (a) (b)	73,719	19,438,963

		34,695,494

Beverages—6.4%
Anheuser-Busch InBev S.A. (ADR)	439,358	57,854,661
Constellation Brands, Inc. - Class A	320,674	53,039,480

		110,894,141

Biotechnology—3.6%
Alexion Pharmaceuticals, Inc. (a)	41,885	4,890,492
Celgene Corp. (a)	146,206	14,420,298
Regeneron Pharmaceuticals, Inc. (a)	68,521	23,929,589
Vertex Pharmaceuticals, Inc. (a)	214,486	18,450,086

		61,690,465

Chemicals—2.9%
Ecolab, Inc.	150,492	17,848,351
Sherwin-Williams Co. (The)	109,968	32,294,303

		50,142,654

Diversified Financial Services—2.9%
Berkshire Hathaway, Inc. - Class B (a)	341,053	49,381,064

Diversified Telecommunication Services—1.4%
SBA Communications Corp. - Class A (a)	229,660	24,789,500

Electrical Equipment—1.2%
Acuity Brands, Inc. (b)	81,655	20,247,174

Food & Staples Retailing—3.4%
Costco Wholesale Corp.	237,503	37,297,471
Walgreens Boots Alliance, Inc.	261,731	21,794,340

		59,091,811

Food Products—0.6%
Mead Johnson Nutrition Co.	106,005	9,619,954

Health Care Equipment & Supplies—4.1%
Becton Dickinson & Co.	166,167	28,180,262
Boston Scientific Corp. (a)	1,071,095	25,031,490
Intuitive Surgical, Inc. (a)	26,859	17,764,811

		70,976,563

Health Care Providers & Services—4.6%
Humana, Inc.	79,536	14,306,936
UnitedHealth Group, Inc.	462,606	65,319,967

		79,626,903

Hotels, Restaurants & Leisure—2.6%
Chipotle Mexican Grill, Inc. (a) (b)	51,880	20,895,189
Domino’s Pizza, Inc.	109,343	14,365,483
Starbucks Corp.	174,792	9,984,119

		45,244,791

Internet & Catalog Retail—12.1%
Amazon.com, Inc. (a)	161,013	115,224,123
Netflix, Inc. (a)	417,595	38,201,591
Priceline Group, Inc. (The) (a)	30,422	37,979,129
TripAdvisor, Inc. (a)	280,097	18,010,237

		209,415,080

Internet Software & Services—16.0%
Alphabet, Inc. - Class A (a)	181,055	127,377,624
Facebook, Inc. - Class A (a)	876,157	100,127,222
Tencent Holdings, Ltd.	2,118,600	48,320,141

		275,824,987

IT Services—9.2%
Fiserv, Inc. (a)	134,134	14,584,390
FleetCor Technologies, Inc. (a)	267,597	38,301,159
Global Payments, Inc.	377,795	26,967,007
Visa, Inc. - Class A (b)	1,057,202	78,412,672

		158,265,228

Life Sciences Tools & Services—2.1%
Illumina, Inc. (a)	254,094	35,669,716

Media—1.1%
Liberty Global plc - Class A (a)	561,906	16,328,988
Liberty Global plc LiLAC - Class A (a)	101,948	3,288,839

		19,617,827

Oil, Gas & Consumable Fuels—2.2%
Concho Resources, Inc. (a)	186,911	22,292,875
EOG Resources, Inc.	187,464	15,638,247

		37,931,122

Pharmaceuticals—1.4%
Allergan plc (a)	106,054	24,508,019

Real Estate Investment Trusts—1.4%
Crown Castle International Corp.	242,238	24,570,200

Road & Rail—1.5%
Norfolk Southern Corp.	309,801	26,373,359

Semiconductors & Semiconductor Equipment—0.5%
Applied Materials, Inc.	356,115	8,536,077

Software—7.8%
Activision Blizzard, Inc.	1,071,268	42,454,351
Microsoft Corp.	1,035,519	52,987,507
Salesforce.com, Inc. (a)	496,494	39,426,589

		134,868,447

Specialty Retail—2.1%
Home Depot, Inc. (The)	285,285	36,428,042

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc.	240,004	22,944,382

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.9%
NIKE, Inc. - Class B	608,431	$33,585,391

Total Common Stocks (Cost $1,454,688,998)		1,664,938,391

Preferred Stock—1.0%

Software—1.0%
Palantir Technologies, Inc. - Series I (a) (c) (d) (Cost $15,555,194)	2,537,552	18,244,999

Short-Term Investments—5.5%

Mutual Fund—1.2%
State Street Navigator Securities Lending MET Portfolio (e)	20,070,039	20,070,039

Repurchase Agreement—4.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $74,850,526 on 07/01/16, collateralized by $74,215,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $76,348,681.	74,850,463	74,850,463

Total Short-Term Investments (Cost $94,920,502)		94,920,502

Total Investments—102.8% (Cost $1,565,164,694) (f)		1,778,103,892
Other assets and liabilities (net)—(2.8)%		(49,189,572)

Net Assets—100.0%		$1,728,914,320

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $94,720,519 and the collateral received consisted of cash in the amount of $20,070,039 and non-cash collateral with a value of $79,568,485. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 1.0% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $18,244,999, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(f)	As of June 30, 2016, the aggregate cost of investments was $1,565,164,694. The aggregate unrealized appreciation and depreciation of investments were $251,941,126 and $(39,001,928), respectively, resulting in net unrealized appreciation of $212,939,198.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$18,244,999

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$34,695,494	$—	$—	$34,695,494
Beverages	110,894,141	—	—	110,894,141
Biotechnology	61,690,465	—	—	61,690,465
Chemicals	50,142,654	—	—	50,142,654
Diversified Financial Services	49,381,064	—	—	49,381,064
Diversified Telecommunication Services	24,789,500	—	—	24,789,500
Electrical Equipment	20,247,174	—	—	20,247,174
Food & Staples Retailing	59,091,811	—	—	59,091,811
Food Products	9,619,954	—	—	9,619,954
Health Care Equipment & Supplies	70,976,563	—	—	70,976,563
Health Care Providers & Services	79,626,903	—	—	79,626,903
Hotels, Restaurants & Leisure	45,244,791	—	—	45,244,791
Internet & Catalog Retail	209,415,080	—	—	209,415,080
Internet Software & Services	227,504,846	48,320,141	—	275,824,987
IT Services	158,265,228	—	—	158,265,228
Life Sciences Tools & Services	35,669,716	—	—	35,669,716
Media	19,617,827	—	—	19,617,827
Oil, Gas & Consumable Fuels	37,931,122	—	—	37,931,122
Pharmaceuticals	24,508,019	—	—	24,508,019
Real Estate Investment Trusts	24,570,200	—	—	24,570,200
Road & Rail	26,373,359	—	—	26,373,359
Semiconductors & Semiconductor Equipment	8,536,077	—	—	8,536,077
Software	134,868,447	—	—	134,868,447
Specialty Retail	36,428,042	—	—	36,428,042
Technology Hardware, Storage & Peripherals	22,944,382	—	—	22,944,382
Textiles, Apparel & Luxury Goods	33,585,391	—	—	33,585,391
Total Common Stocks	1,616,618,250	48,320,141	—	1,664,938,391
Total Preferred Stock*	—	—	18,244,999	18,244,999
Short-Term Investments
Mutual Fund	20,070,039	—	—	20,070,039
Repurchase Agreement	—	74,850,463	—	74,850,463
Total Short-Term Investments	20,070,039	74,850,463	—	94,920,502
Total Investments	$1,636,688,289	$123,170,604	$18,244,999	$1,778,103,892

Collateral for Securities Loaned (Liability)	$—	$(20,070,039)	$—	$(20,070,039)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Depreciation	Balance as of June 30, 2016	Change in Unrealized Depreciation from Investments Still Held at June 30, 2016
Preferred Stocks Software	$19,539,151	$(1,294,152)	$18,244,999	$(1,294,152)

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Preferred Stocks
Software	$18,244,999	Market Transaction Method	Pending Transaction	$7.40	$7.40	$7.40	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.50%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	14.5x	14.5x	14.5x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,778,103,892
Cash denominated in foreign currencies (c)	82
Receivable for:
Investments sold	608,918
Fund shares sold	124,684
Dividends and interest	180,919
Prepaid expenses	11,152

Total Assets	1,779,029,647
Liabilities
Collateral for securities loaned	20,070,039
Payables for:
Investments purchased	28,375,678
Fund shares redeemed	417,188
Accrued Expenses:
Management fees	911,481
Distribution and service fees	38,754
Deferred trustees’ fees	79,191
Other expenses	222,996

Total Liabilities	50,115,327

Net Assets	$1,728,914,320

Net Assets Consist of:
Paid in surplus	$1,547,820,618
Undistributed net investment income	809,304
Accumulated net realized loss	(32,654,727)
Unrealized appreciation on investments and foreign currency transactions	212,939,125

Net Assets	$1,728,914,320

Net Assets
Class A	$1,527,057,983
Class B	165,821,424
Class E	36,034,913
Capital Shares Outstanding*
Class A	47,992,256
Class B	5,374,336
Class E	1,150,447
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$31.82
Class B	30.85
Class E	31.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,565,164,694.
(b)	Includes securities loaned at value of $94,720,519.
(c)	Identified cost of cash denominated in foreign currencies was $82.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$6,531,753
Interest	3,036
Securities lending income	114,452

Total investment income	6,649,241
Expenses
Management fees	5,880,809
Administration fees	21,413
Custodian and accounting fees	71,970
Distribution and service fees—Class B	204,935
Distribution and service fees—Class E	26,841
Audit and tax services	20,230
Legal	13,766
Trustees’ fees and expenses	15,990
Shareholder reporting	61,709
Insurance	6,224
Miscellaneous	11,025

Total expenses	6,334,912
Less management fee waiver	(456,396)
Less broker commission recapture	(6,045)

Net expenses	5,872,471

Net Investment Income	776,770

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(27,478,562)
Foreign currency transactions	1,339

Net realized loss	(27,477,223)

Net change in unrealized appreciation (depreciation) on:
Investments	(50,001,475)
Foreign currency transactions	928

Net change in unrealized depreciation	(50,000,547)

Net realized and unrealized loss	(77,477,770)

Net Decrease in Net Assets From Operations	$(76,701,000)

(a)	Net of foreign withholding taxes of $152,421.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$776,770	$110,958
Net realized gain (loss)	(27,477,223)	155,560,851
Net change in unrealized depreciation	(50,000,547)	(30,668,718)

Increase (decrease) in net assets from operations	(76,701,000)	125,003,091

From Distributions to Shareholders
Net realized capital gains
Class A	(138,220,075)	(293,511,316)
Class B	(15,502,355)	(31,968,986)
Class E	(3,325,155)	(7,090,520)

Total distributions	(157,047,585)	(332,570,822)

Increase in net assets from capital share transactions	134,227,220	28,561,818

Total decrease in net assets	(99,521,365)	(179,005,913)

Net Assets
Beginning of period	1,828,435,685	2,007,441,598

End of period	$1,728,914,320	$1,828,435,685

Undistributed net investment income
End of period	$809,304	$32,534

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	829,055	$28,172,756	651,800	$25,300,283
Reinvestments	4,343,811	138,220,075	7,917,759	293,511,316
Redemptions	(1,282,259)	(43,550,636)	(7,709,902)	(308,632,665)

Net increase	3,890,607	$122,842,195	859,657	$10,178,934

Class B
Sales	212,523	$6,935,826	352,054	$13,252,400
Reinvestments	502,345	15,502,355	884,587	31,968,986
Redemptions	(346,193)	(11,424,901)	(803,053)	(30,853,539)

Net increase	368,675	$11,013,280	433,588	$14,367,847

Class E
Sales	70,977	$2,399,210	212,196	$8,047,330
Reinvestments	106,167	3,325,155	193,730	7,090,520
Redemptions	(160,730)	(5,352,620)	(288,592)	(11,122,813)

Net increase	16,414	$371,745	117,334	$4,015,037

Increase derived from capital shares transactions		$134,227,220		$28,561,818

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.50		$41.19	$37.85	$28.45	$24.96	$27.45

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.01	0.01	0.03	0.26	0.11
Net realized and unrealized gain (loss) on investments	(1.54)		2.69	3.35	9.63	3.32	(2.55)

Total from investment operations	(1.52)		2.70	3.36	9.66	3.58	(2.44)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.26)	(0.09)	(0.05)
Distributions from net realized capital gains	(3.16)		(7.39)	0.00	0.00	0.00	0.00

Total distributions	(3.16)		(7.39)	(0.02)	(0.26)	(0.09)	(0.05)

Net Asset Value, End of Period	$31.82		$36.50	$41.19	$37.85	$28.45	$24.96

Total Return (%) (b)	(4.16	)(c)	6.28	8.90	34.22 (d)	14.37	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.71	0.71	0.71	0.73	0.73
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.66	0.71	0.70	0.72	0.72
Ratio of net investment income to average net assets (%)	0.12	(e)	0.03	0.02	0.10	0.93	0.41
Portfolio turnover rate (%)	44	(c)	70	99	160	59	83
Net assets, end of period (in millions)	$1,527.1		$1,609.7	$1,781.3	$1,917.9	$1,410.4	$1,314.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$35.54		$40.38	$37.17	$27.94	$24.52	$26.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.08)	(0.09)	(0.05)	0.18	0.03
Net realized and unrealized gain (loss) on investments	(1.51)		2.63	3.30	9.47	3.26	(2.50)

Total from investment operations	(1.53)		2.55	3.21	9.42	3.44	(2.47)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.19)	(0.02)	0.00
Distributions from net realized capital gains	(3.16)		(7.39)	0.00	0.00	0.00	0.00

Total distributions	(3.16)		(7.39)	0.00	(0.19)	(0.02)	0.00

Net Asset Value, End of Period	$30.85		$35.54	$40.38	$37.17	$27.94	$24.52

Total Return (%) (b)	(4.31	)(c)	6.01	8.64	33.90 (d)	14.07	(9.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.96	0.96	0.96	0.98	0.98
Net ratio of expenses to average net assets (%) (f)	0.92	(e)	0.91	0.96	0.95	0.97	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(e)	(0.22)	(0.23)	(0.16)	0.68	0.12
Portfolio turnover rate (%)	44	(c)	70	99	160	59	83
Net assets, end of period (in millions)	$165.8		$177.9	$184.6	$190.5	$165.0	$153.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.01		$40.79	$37.51	$28.19	$24.73	$27.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.05)	(0.05)	(0.02)	0.21	0.06
Net realized and unrealized gain (loss) on investments	(1.52)		2.66	3.33	9.56	3.30	(2.52)

Total from investment operations	(1.53)		2.61	3.28	9.54	3.51	(2.46)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.22)	(0.05)	(0.02)
Distributions from net realized capital gains	(3.16)		(7.39)	0.00	0.00	0.00	0.00

Total distributions	(3.16)		(7.39)	0.00	(0.22)	(0.05)	(0.02)

Net Asset Value, End of Period	$31.32		$36.01	$40.79	$37.51	$28.19	$24.73

Total Return (%) (b)	(4.25	)(c)	6.11	8.74	34.04 (d)	14.17	(9.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.86	0.86	0.86	0.88	0.88
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.81	0.86	0.85	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(e)	(0.12)	(0.13)	(0.06)	0.78	0.21
Portfolio turnover rate (%)	44	(c)	70	99	160	59	83
Net assets, end of period (in millions)	$36.0		$40.8	$41.5	$45.7	$41.9	$41.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2013, 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $74,850,463, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$753,574,673	$0	$816,823,392

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$5,880,809	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $500 million
0.080%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$83,570,232	$1,160,142	$249,000,590	$—	$332,570,822	$1,160,142

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$26,835,394	$129,986,530	$258,099,321	$—	$414,921,245

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-17

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the BlackRock Large Cap Value Portfolio returned 5.26%, 5.00%, and 5.10%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 6.30%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market has endured one of the more volatile first halfs in recent years, as global growth concerns dominated both the beginning and end of the period. After a double-digit correction in the first six weeks of 2016, U.S. stocks climbed sharply through the end of May, fueled by a rebound in oil prices and easing of global growth concerns. Volatility returned with the U.K.’s vote to exit from the European Union (“Brexit”) at the end of the quarter.

Although U.S. equities recovered much of their post-Brexit losses, at the end of the reporting period investors remained uncertain, looking to the remainder of 2016 with trepidation. We are mindful of these concerns and fully expect volatility to continue, but we see opportunity for value investors with a long-term time horizon and the ability to weather short-term market volatility.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the six-month period. Stock selection in the Financials sector and our underweight allocation to and stock selection in Consumer Staples detracted from relative performance over the period. Stock selection in Health Care and Utilities contributed to relative performance during the period as did our overweight allocation to the Telecommunication Services sector.

In Financials, our overweight positions in Capital One Financial and Discover Financial Services proved to be costly amid concerns regarding consumer credit quality, and our overweight positions in Citigroup and JPMorgan Chase & Co. detracted as falling interest rates renewed concerns about net interest margin pressure. Our underweight to real estate investment trusts also weighed on relative returns as falling interest rates continued to increase investor demand for yield.

Our underweight to Consumer Staples also detracted, as investors gravitated to its perceived safety and stability without regard for valuation. Our overweight position in Kroger Co. also dampened relative performance as the grocery-store operator lagged due in part to concerns that food inflation may dampen the company’s same-store sales.

In Health Care, our overweight positions in St. Jude Medical and Baxalta proved beneficial. St. Jude Medical shares rallied following the announcement that Abbott Laboratories was going to acquire the company, and Baxalta benefited from the closing of its merger with Shire plc. Stock selection in Utilities also added to relative performance, as our overweight positions in Exelon, AES, and Dynegy benefitted from the rebound in power prices during the period. Our overweight in Telecommunication Services, including our overweight position in Verizon Communications also added to performance.

At period end, we remained positioned in the areas of the market where we see the greatest value. Our largest absolute exposures remained in the Financials, Health Care and Energy sectors. During the period, we modestly increased the allocation to the Energy and Utilities sectors and reduced our exposure to the Financials and Telecommunication Services sectors. As of the end of June, the Portfolio was overweight the Health Care, Information Technology, and Energy sectors and underweight the Consumer Staples, Industrials, and Materials sectors, relative to the Index.

Bart Geer

Carrie King

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	5.26	-3.98	8.58	4.51
Class B	5.00	-4.29	8.30	4.25
Class E	5.10	-4.16	8.40	4.36
Russell 1000 Value Index	6.30	2.86	11.35	6.13

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Cisco Systems, Inc.	5.1
JPMorgan Chase & Co.	4.8
QUALCOMM, Inc.	4.7
Citigroup, Inc.	4.5
Pfizer, Inc.	4.2
Apache Corp.	3.8
Merck & Co., Inc.	3.7
Discover Financial Services	3.6
Exelon Corp.	3.2
AES Corp.	2.9

Top Sectors

% of Net Assets
Financials	26.8
Health Care	16.4
Energy	15.3
Information Technology	12.4
Utilities	7.6
Consumer Discretionary	6.3
Industrials	5.6
Telecommunication Services	4.6
Consumer Staples	2.0
Materials	1.8

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.64%	$1,000.00	$1,052.60	$3.27
	Hypothetical*	0.64%	$1,000.00	$1,021.68	$3.22

Class B(a)	Actual	0.89%	$1,000.00	$1,050.00	$4.54
	Hypothetical*	0.89%	$1,000.00	$1,020.44	$4.47

Class E(a)	Actual	0.79%	$1,000.00	$1,051.00	$4.03
	Hypothetical*	0.79%	$1,000.00	$1,020.94	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
BE Aerospace, Inc. (a)	65,960	$3,045,703
Boeing Co. (The)	86,640	11,251,937
Honeywell International, Inc.	37,790	4,395,733
Huntington Ingalls Industries, Inc.	36,960	6,210,389
Northrop Grumman Corp.	5,900	1,311,452
Raytheon Co.	15,015	2,041,289

		28,256,503

Airlines—0.5%
American Airlines Group, Inc.	244,220	6,913,868

Auto Components—1.3%
Lear Corp.	171,610	17,463,033
Magna International, Inc.	38,180	1,338,973

		18,802,006

Automobiles—0.2%
Thor Industries, Inc.	45,476	2,944,116

Banks—12.4%
Bank of America Corp.	1,161,850	15,417,749
Citigroup, Inc.	1,536,331	65,125,071
JPMorgan Chase & Co.	1,109,677	68,955,329
KeyCorp	744,550	8,227,277
Regions Financial Corp.	1,099,731	9,358,711
Wells Fargo & Co.	252,420	11,947,039

		179,031,176

Biotechnology—1.9%
Gilead Sciences, Inc.	230,940	19,265,015
Shire plc (ADR)	44,776	8,242,366

		27,507,381

Capital Markets—0.9%
Ameriprise Financial, Inc.	32,760	2,943,486
KKR & Co. L.P.	23,051	284,449
Morgan Stanley	377,410	9,805,112

		13,033,047

Chemicals—0.4%
Akzo Nobel NV (ADR) (a)	207,761	4,371,292
Ashland, Inc.	18,260	2,095,700

		6,466,992

Communications Equipment—6.0%
Cisco Systems, Inc.	2,552,250	73,224,052
Nokia Oyj (ADR) (a)	1,241,210	7,062,485
Telefonaktiebolaget LM Ericsson (ADR)	868,756	6,672,046

		86,958,583

Construction & Engineering—0.4%
AECOM (b)	182,850	5,809,145

Consumer Finance—6.8%
Capital One Financial Corp.	564,850	35,873,623
Discover Financial Services	974,800	52,239,532
SLM Corp. (b)	1,771,110	10,945,460

		99,058,615

Containers & Packaging—0.7%
Avery Dennison Corp.	35,020	2,617,745
Bemis Co., Inc.	90,710	4,670,658
Crown Holdings, Inc. (b)	55,170	2,795,464

		10,083,867

Diversified Financial Services—1.2%
Nasdaq, Inc.	258,955	16,746,620

Diversified Telecommunication Services—2.8%
Verizon Communications, Inc.	713,560	39,845,190

Electric Utilities—3.2%
Exelon Corp.	1,275,190	46,365,908

Energy Equipment & Services—1.0%
Superior Energy Services, Inc.	817,969	15,058,809

Food & Staples Retailing—1.2%
CVS Health Corp.	27,790	2,660,615
Kroger Co. (The)	391,924	14,418,884

		17,079,499

Food Products—0.3%
Mondelez International, Inc. - Class A	95,750	4,357,583

Health Care Equipment & Supplies—6.1%
Baxter International, Inc. (a)	797,870	36,079,681
Medtronic plc	210,280	18,245,996
St. Jude Medical, Inc.	100,600	7,846,800
Zimmer Biomet Holdings, Inc. (a)	223,540	26,909,745

		89,082,222

Hotels, Restaurants & Leisure—0.0%
Wyndham Worldwide Corp. (a)	2,030	144,597

Household Durables—1.2%
Newell Brands, Inc.	339,780	16,503,115
Tupperware Brands Corp. (a)	28,030	1,577,528

		18,080,643

Independent Power and Renewable Electricity Producers—4.4%
AES Corp.	3,418,560	42,663,629
Dynegy, Inc. (a) (b)	1,242,560	21,421,734

		64,085,363

Insurance—3.9%
Genworth Financial, Inc. - Class A (b)	1,323,040	3,413,443
Hartford Financial Services Group, Inc. (The)	392,390	17,414,268

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Lincoln National Corp.	273,900	$10,619,103
Prudential Financial, Inc.	219,300	15,644,862
XL Group plc	294,330	9,804,133

		56,895,809

Internet & Catalog Retail—0.0%
Priceline Group, Inc. (The) (b)	330	411,975

IT Services—0.2%
Fidelity National Information Services, Inc.	20,310	1,496,441
First Data Corp. - Class A (a) (b)	159,360	1,764,115

		3,260,556

Media—2.8%
Comcast Corp. - Class A	241,820	15,764,246
Interpublic Group of Cos., Inc. (The)	298,330	6,891,423
Omnicom Group, Inc. (a)	59,370	4,838,061
Scripps Networks Interactive, Inc. - Class A (a)	218,920	13,632,148

		41,125,878

Metals & Mining—0.6%
Allegheny Technologies, Inc. (a)	65,470	834,743
Reliance Steel & Aluminum Co.	104,210	8,013,749

		8,848,492

Multiline Retail—0.1%
Dollar General Corp.	7,530	707,820

Oil, Gas & Consumable Fuels—14.3%
Apache Corp.	992,650	55,260,826
Devon Energy Corp.	1,104,480	40,037,400
Gulfport Energy Corp. (b)	836,320	26,143,363
Hess Corp.	36,170	2,173,817
Marathon Oil Corp.	2,665,370	40,007,204
Marathon Petroleum Corp.	348,602	13,232,932
Parsley Energy, Inc. - Class A (b)	273,790	7,408,757
Suncor Energy, Inc.	54,300	1,505,739
Valero Energy Corp.	420,020	21,421,020

		207,191,058

Personal Products—0.1%
Unilever NV	30,910	1,450,915

Pharmaceuticals—8.4%
Merck & Co., Inc.	932,520	53,722,477
Pfizer, Inc.	1,720,085	60,564,193
Teva Pharmaceutical Industries, Ltd. (ADR)	135,970	6,829,773

		121,116,443

Professional Services—2.6%
Dun & Bradstreet Corp. (The)	18,460	2,249,166
Nielsen Holdings plc	672,310	34,939,951

		37,189,117

Real Estate Investment Trusts—1.1%
Brixmor Property Group, Inc.	160,540	4,247,888
Starwood Property Trust, Inc.	588,490	12,193,513

		16,441,401

Semiconductors & Semiconductor Equipment—5.1%
Lam Research Corp.	1,790	150,467
QUALCOMM, Inc.	1,281,750	68,663,348
Teradyne, Inc.	260,158	5,122,511

		73,936,326

Software—0.1%
Oracle Corp.	17,830	729,782

Specialty Retail—0.6%
GNC Holdings, Inc. - Class A (a)	382,600	9,293,354

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	154,390	14,759,684

Thrifts & Mortgage Finance—0.5%
New York Community Bancorp, Inc.	492,070	7,376,129

Trading Companies & Distributors—0.1%
AerCap Holdings NV (a) (b)	12,610	423,570
Air Lease Corp. (a)	20,920	560,238

		983,808

Wireless Telecommunication Services—1.9%
Telephone & Data Systems, Inc.	798,816	23,692,883
United States Cellular Corp. (b)	95,400	3,746,358

		27,439,241

Total Common Stocks (Cost $1,368,325,754)		1,424,869,521

Convertible Preferred Stocks—0.5%

Food Products—0.4%
Tyson Foods, Inc. 4.750%, 07/15/17	88,627	6,547,763

Machinery—0.1%
Stanley Black & Decker, Inc. 6.250%, 11/17/16	10,940	1,270,134

Total Convertible Preferred Stocks (Cost $5,540,901)		7,817,897

Short-Term Investments—4.5%

Mutual Fund—2.9%
State Street Navigator Securities Lending MET Portfolio (c)	41,934,892	41,934,892

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $22,648,430 on 07/01/16, collateralized by $22,375,000 U.S. Treasury Note at 1.625% due 07/31/20 with a value of $23,102,188.	22,648,411	$22,648,411

Total Short-Term Investments (Cost $64,583,303)		64,583,303

Total Investments—103.3% (Cost $1,438,449,958) (d)		1,497,270,721
Other assets and liabilities (net)—(3.3)%		(48,095,554)

Net Assets—100.0%		$1,449,175,167

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $58,451,799 and the collateral received consisted of cash in the amount of $41,934,892 and non-cash collateral with a value of $17,321,519. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,438,449,958. The aggregate unrealized appreciation and depreciation of investments were $157,290,713 and $(98,469,950), respectively, resulting in net unrealized appreciation of $58,820,763.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,424,869,521	$—	$—	$1,424,869,521
Total Convertible Preferred Stocks*	7,817,897	—	—	7,817,897
Short-Term Investments
Mutual Fund	41,934,892	—	—	41,934,892
Repurchase Agreement	—	22,648,411	—	22,648,411
Total Short-Term Investments	41,934,892	22,648,411	—	64,583,303
Total Investments	$1,474,622,310	$22,648,411	$—	$1,497,270,721

Collateral for Securities Loaned (Liability)	$—	$(41,934,892)	$—	$(41,934,892)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,497,270,721
Cash	60,000
Receivable for:
Investments sold	3,773,875
Fund shares sold	6,543
Dividends and interest	1,612,905
Prepaid expenses	9,347

Total Assets	1,502,733,391
Liabilities
Collateral for securities loaned	41,934,892
Payables for:
Investments purchased	10,001,054
Fund shares redeemed	567,646
Accrued Expenses:
Management fees	720,037
Distribution and service fees	56,733
Deferred trustees’ fees	76,062
Other expenses	201,800

Total Liabilities	53,558,224

Net Assets	$1,449,175,167

Net assets consist of:
Paid in surplus	$1,410,131,797
Undistributed net investment income	14,676,508
Accumulated net realized loss	(34,453,901)
Unrealized appreciation on investments	58,820,763

Net Assets	$1,449,175,167

Net Assets
Class A	$1,151,965,098
Class B	247,082,226
Class E	50,127,843
Capital Shares Outstanding*
Class A	143,612,044
Class B	31,099,991
Class E	6,280,756
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.02
Class B	7.94
Class E	7.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,438,449,958.
(b)	Includes securities loaned at value of $58,451,799.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$18,827,632
Interest	950
Securities lending income	160,367

Total investment income	18,988,949
Expenses
Management fees	4,484,554
Administration fees	17,949
Custodian and accounting fees	72,991
Distribution and service fees—Class B	298,286
Distribution and service fees—Class E	35,812
Audit and tax services	20,230
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	34,779
Insurance	5,192
Miscellaneous	9,663

Total expenses	5,009,034
Less management fee waiver	(191,381)

Net expenses	4,817,653

Net Investment Income	14,171,296

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(27,806,027)
Foreign currency transactions	125

Net realized loss	(27,805,902)

Net change in unrealized appreciation on investments	88,911,547

Net realized and unrealized gain	61,105,645

Net Increase in Net Assets From Operations	$75,276,941

(a)	Net of foreign withholding taxes of $219,487.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,171,296	$24,989,616
Net realized gain (loss)	(27,805,902)	112,151,185
Net change in unrealized appreciation (depreciation)	88,911,547	(227,214,620)

Increase (decrease) in net assets from operations	75,276,941	(90,073,819)

From Distributions to Shareholders
Net investment income
Class A	(19,387,735)	(22,599,992)
Class B	(3,535,480)	(4,230,425)
Class E	(763,362)	(923,252)
Net realized capital gains
Class A	(88,611,057)	(101,131,805)
Class B	(19,261,297)	(22,003,704)
Class E	(3,879,474)	(4,536,965)

Total distributions	(135,438,405)	(155,426,143)

Increase in net assets from capital share transactions	49,114,286	20,021,122

Total decrease in net assets	(11,047,178)	(225,478,840)

Net Assets
Beginning of period	1,460,222,345	1,685,701,185

End of period	$1,449,175,167	$1,460,222,345

Undistributed net investment income
End of period	$14,676,508	$24,191,789

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	907,323	$7,117,617	1,384,828	$13,378,089
Reinvestments	13,670,734	107,998,792	13,162,957	123,731,797
Redemptions	(9,214,190)	(80,152,831)	(12,049,917)	(120,870,123)

Net increase	5,363,867	$34,963,578	2,497,868	$16,239,763

Class B
Sales	1,066,942	$8,601,974	1,809,435	$16,514,461
Reinvestments	2,911,466	22,796,777	2,814,821	26,234,129
Redemptions	(2,455,833)	(20,398,882)	(3,981,200)	(37,477,172)

Net increase	1,522,575	$10,999,869	643,056	$5,271,418

Class E
Sales	590,880	$4,918,312	618,235	$5,756,123
Reinvestments	590,692	4,642,836	583,357	5,460,217
Redemptions	(774,379)	(6,410,309)	(1,349,828)	(12,706,399)

Net increase (decrease)	407,193	$3,150,839	(148,236)	$(1,490,059)

Increase derived from capital shares transactions		$49,114,286		$20,021,122

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.42		$9.89	$12.02	$9.80	$10.36	$10.23

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.15	0.16	0.15	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.35		(0.64)	0.75	2.84	1.21	0.10

Total from investment operations	0.43		(0.49)	0.91	2.99	1.38	0.25

Less Distributions
Distributions from net investment income	(0.15)		(0.18)	(0.16)	(0.16)	(0.18)	(0.12)
Distributions from net realized capital gains	(0.68)		(0.80)	(2.88)	(0.61)	(1.76)	0.00

Total distributions	(0.83)		(0.98)	(3.04)	(0.77)	(1.94)	(0.12)

Net Asset Value, End of Period	$8.02		$8.42	$9.89	$12.02	$9.80	$10.36

Total Return (%) (b)	5.26	(c)	(5.99)	9.92	32.05 (d)	14.28	2.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(e)	0.65	0.65	0.65	0.66	0.66
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.63	0.52 (g)	0.59	0.63	0.63
Ratio of net investment income to average net assets (%)	2.05	(e)	1.62	1.61	1.35	1.80	1.41
Portfolio turnover rate (%)	21	(c)	42	40	113	107	107
Net assets, end of period (in millions)	$1,152.0		$1,164.4	$1,342.9	$1,666.1	$1,414.2	$941.4

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.34		$9.80	$11.93	$9.73	$10.30	$10.18

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.13	0.14	0.12	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.34		(0.64)	0.74	2.82	1.20	0.08

Total from investment operations	0.41		(0.51)	0.88	2.94	1.35	0.22

Less Distributions
Distributions from net investment income	(0.13)		(0.15)	(0.13)	(0.13)	(0.16)	(0.10)
Distributions from net realized capital gains	(0.68)		(0.80)	(2.88)	(0.61)	(1.76)	0.00

Total distributions	(0.81)		(0.95)	(3.01)	(0.74)	(1.92)	(0.10)

Net Asset Value, End of Period	$7.94		$8.34	$9.80	$11.93	$9.73	$10.30

Total Return (%) (b)	5.00	(c)	(6.18)	9.70	31.74 (d)	13.97	2.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(e)	0.90	0.90	0.90	0.91	0.91
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.88	0.77 (g)	0.84	0.88	0.88
Ratio of net investment income to average net assets (%)	1.80	(e)	1.37	1.36	1.10	1.52	1.30
Portfolio turnover rate (%)	21	(c)	42	40	113	107	107
Net assets, end of period (in millions)	$247.1		$246.6	$283.6	$278.6	$229.5	$212.6
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.38		$9.84	$11.97	$9.76	$10.32	$10.20

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.14	0.15	0.13	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.33		(0.64)	0.74	2.83	1.21	0.09

Total from investment operations	0.41		(0.50)	0.89	2.96	1.37	0.23

Less Distributions
Distributions from net investment income	(0.13)		(0.16)	(0.14)	(0.14)	(0.17)	(0.11)
Distributions from net realized capital gains	(0.68)		(0.80)	(2.88)	(0.61)	(1.76)	0.00

Total distributions	(0.81)		(0.96)	(3.02)	(0.75)	(1.93)	(0.11)

Net Asset Value, End of Period	$7.98		$8.38	$9.84	$11.97	$9.76	$10.32

Total Return (%) (b)	5.10	(c)	(6.07)	9.79	31.88 (d)	14.14	2.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(e)	0.80	0.80	0.80	0.81	0.81
Net ratio of expenses to average net assets (%) (f)	0.79	(e)	0.78	0.67 (g)	0.74	0.78	0.78
Ratio of net investment income to average net assets (%)	1.90	(e)	1.47	1.46	1.20	1.62	1.37
Portfolio turnover rate (%)	21	(c)	42	40	113	107	107
Net assets, end of period (in millions)	$50.1		$49.2	$59.3	$59.9	$47.9	$47.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2013, 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on average net assets was 0.10% for the year ended December 31, 2014.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $22,648,411, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$296,345,426	$0	$358,148,720

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$4,484,554	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC,

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$91,191,427	$169,201,125	$64,234,716	$318,762,572	$155,426,143	$487,963,697

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$45,498,292	$89,932,605	$(36,151,405)	$—	$99,279,492

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-15

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

Effective May 1, 2016, the BlackRock Money Market Portfolio converted from a money market portfolio to an ultra-short term bond portfolio and the Portfolio’s name changed to the BlackRock Ultra-Short Term Bond Portfolio. The Portfolio continued to maintain its investment objective, which seeks to provide a high level of current income consistent with the preservation of capital. Although the Portfolio ceased to be a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940, the Portfolio intends to maintain its investment strategy of investing primarily in short-term, high quality securities. Additionally, the Portfolio ceased maintaining a stable net asset value per share and instead has a floating net asset value per share.

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.12%, 0.01%, and 0.05%, respectively. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-month T-Bill Index1, returned 0.15%.

MARKET ENVIRONMENT/ CONDITIONS

The Federal Open Market Committee (the “Committee”) left the Federal Funds rate of 0.25% to 0.5% percent unchanged through the first half of 2016. Early in the year, many market participants were anticipating that the Committee would likely raise rates again at their June meeting, however, this sentiment peaked in mid-March as indicated by Federal Funds Futures contracts pricing, which implied a 53% probablility of a June hike. Market focus then shifted to the July 27th meeting. The probability of an increase at the July meeting increased over the period from approximately 36% at the beginning of April to a high of nearly 55% in early June, as implied by Federal Funds Futures contracts. On June 2nd, a very disappointing Non-Farm Payroll release lead to a market repricing, lowering the implied probability of a July hike to 27%. While Federal Reserve Chairwoman Janet Yellen cautioned against putting too much weight on any single indicator, the lackluster jobs report reduced the possibility of a near term increase in rates. Following the historic decision by the U.K. to leave the European Union (“Brexit”) and an attendant increase in broader market volatility and uncertainty, futures contracts for Federal Funds reflected a further reduction in the likelihood of rate increases at upcoming Committee meetings.

Assets of prime money market funds have fallen approximately $374 billion over the past nine months, while assets of government money market funds have increased about $474 billion. A large percentage of the shift continues to be attributable to conversions of funds in advance of the October 2016 compliance date for U.S. money market fund reform. A defensive posture in terms of portfolio durations and liquidity is expected to continue to be maintained in prime money market funds in anticipation of additional outflows to government funds, which may accelerate as the summer progresses.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The two factors that dominated our strategy over the first half of 2016 were the timing of potential rate moves by the Committee and the market impact of money market reform. While we have not ruled out the possibility of a 25 basis point hike in rates during the balance of 2016, the bar for such an action is clearly higher in our view due to increased uncertainty about economic impacts stemming from the Brexit vote. At the very least, we believe that the Committee would need to see a resumption in at least trend employment growth and further progress toward the Committee’s inflation target of 2.0% for the removal of monetary accommodation to be back on the table. Impacts of the Brexit vote on financial conditions are also expected to influence the outlook for monetary policy.

Since January, the Weighted Average Maturity (“WAM”) of the Portfolio was decreased from 32 days to 26 days and the Weighted Average Life (“WAL”) was decreased from 63 days to 38 days as of June 30. On May 1st the Portfolio converted to an ultra-short term bond portfolio, with a minimum of 20% in weekly liquidity (previously there was a 30% minimum). While the minimum weekly liquidity level has been lowered, we have maintained relatively high levels of weekly liquidity (43% at June 30) and relatively short WAM and WAL, as framed by our expectations for the impact of 2a-7 money market fund reform. We believe that as assets are shifted from Prime Institutional Funds into Government Funds, demand for credit product, particularly in the 6 month to 1 year sector, will decrease. This will likely pressure offered yields in that sector higher and spreads to Government product wider. We believe that current positioning (higher than mandated weekly liquidity and relatively short WAM and WAL) will allow us to selectively take advantage of opportunities in the coming months. The WAM and WAL were managed down to 26 days and 38 days respectively by reinvesting the majority of maturity proceeds in commercial paper and certificates of deposit that mature in 3 months or less at yields of 0.41% to 0.77%. Selective extension trades were executed in tenors of 6 months to 1 year at yields of 0.65% to 1.02%. For the majority of the longer maturities, we focused on certificates of deposit with floating rate coupons indexed on 3 month LIBOR. At June 30, the Portfolio held 43% in weekly liquid assets comprised of 27% in overnight Repurchase Agreements collateralized by U.S. Treasuries yielding

MSF-1

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

0.40% to 0.42%, commercial paper and certificates of deposit maturing in 5 business days yielding 0.45% to 0.85%, and U.S. Treasury securities yielding 0.31% to 0.59%.

Richard Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.12	0.12	0.02	1.09
Class B	0.01	0.01	0.00	1.00
Class E	0.05	0.05	0.01	1.03
Bank of America/Merrill Lynch 3-Month T-Bill Index	0.15	0.19	0.09	1.04

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Issuers

% of Net Assets
Bank of America Corp.	17.3
JPMorgan Securities, Inc.	9.4
Nieuw Amsterdam Receivables Corp.	4.2
Wells Fargo Bank N.A.	3.8
Sumitomo Mitsui Trust Bank, Ltd. (NY)	3.3
Bank of Montreal (Chicago)	3.0
Nordea Bank AB	3.0
Credit Industriel et Commercial (NY)	2.8
Regency Market No. 1 LLC	2.8
DBS Bank, Ltd.	2.8

MSF-3

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.35%	$1,000.00	$1,001.20	$1.74
	Hypothetical*	0.35%	$1,000.00	$1,023.12	$1.76

Class B(a)	Actual	0.57%	$1,000.00	$1,000.10	$2.83
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

Class E(a)	Actual	0.50%	$1,000.00	$1,000.50	$2.49
	Hypothetical*	0.50%	$1,000.00	$1,022.38	$2.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution & service fee waivers as described in Note 4 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—99.9% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—26.8%
Bank of Montreal (Chicago) 0.400%, 07/05/16	20,000,000	$19,999,897
0.698%, 07/21/16 (a)	12,000,000	12,001,764
Bank of Nova Scotia (Houston) 0.867%, 01/03/17 (a)	10,000,000	9,999,840
1.031%, 04/12/17 (a)	5,000,000	5,002,610
Bank of Tokyo-Mitsubishi UFJ, Ltd. (NY) 0.710%, 08/04/16	27,000,000	27,006,486
Canadian Imperial Bank of Commerce (NY) 0.778%, 09/19/16 (a)	8,000,000	8,003,424
0.850%, 09/02/16	11,000,000	11,006,692
1.001%, 12/05/16 (a)	8,850,000	8,856,160
Citibank N.A. (NY) 0.590%, 08/04/16	10,000,000	10,001,913
Credit Agricole CIB (NY) 0.860%, 07/07/16	7,405,000	7,405,745
Credit Industriel et Commercial (NY) 0.600%, 08/12/16	16,400,000	16,402,635
0.650%, 08/01/16	14,000,000	14,002,668
Mizuho Bank, Ltd. (NY) 0.688%, 08/18/16 (a)	20,000,000	20,004,920
Norinchukin Bank (NY) 0.620%, 08/15/16	17,000,000	17,003,616
Rabobank Nederland (NY) 0.797%, 08/11/16 (a)	8,000,000	8,002,896
Royal Bank of Canada (NY) 0.797%, 07/08/16	6,000,000	6,000,510
0.880%, 10/14/16 (a)	5,000,000	5,003,480
State Street Bank & Trust Co. 0.938%, 03/10/17 (a)	11,000,000	10,998,339
Sumitomo Mitsui Banking Corp. (NY) 0.700%, 07/08/16	15,000,000	15,001,207
UBS AG (Stamford) 0.827%, 07/11/16	10,000,000	10,001,240
Wells Fargo Bank N.A. 0.813%, 07/13/16	14,000,000	14,001,960
0.830%, 08/03/16	12,000,000	12,002,939
0.883%, 10/13/16 (a)	8,000,000	8,005,560
1.060%, 02/01/17	7,000,000	7,004,840
Westpac Banking Corp. (NY) 0.994%, 02/06/17 (a)	4,000,000	4,002,340

		286,723,681

Commercial Paper—45.1%
Antalis S.A. 0.670%, 08/04/16 (b)	15,000,000	14,993,102
Bank Nederlandse Gemeenten N.V. 0.629%, 08/31/16 (b)	12,000,000	11,990,989
Caisse des Depots et Consignations 0.641%, 09/16/16 (b)	12,000,000	11,983,932
Chariot Funding LLC 0.739%, 07/07/16 (b)	8,575,000	8,574,283
0.784%, 07/11/16 (b)	10,000,000	9,998,671
0.877%, 10/05/16 (b)	6,000,000	6,004,260
Collateralized Commercial Paper II Co. LLC 0.754%, 07/08/16 (b)	15,000,000	14,998,563

Commercial Paper—(Continued)
Commonwealth Bank of Australia 0.687%, 07/05/16 (b)	8,000,000	8,000,344
DBS Bank, Ltd. 0.516%, 07/25/16 (b)	15,000,000	14,996,104
0.601%, 09/15/16 (b)	15,000,000	14,984,568
Erste Abwicklungsanstalt 0.641%, 09/13/16 (b)	14,750,000	14,735,404
Jupiter Securitization Co. LLC 0.690%, 07/05/16 (b)	10,000,000	9,999,406
0.958%, 10/28/16 (b)	10,000,000	9,974,667
Macquarie Bank, Ltd. 0.661%, 09/14/16 (b)	15,380,000	15,360,097
National Australia Bank, Ltd. 0.959%, 11/01/16 (144A) (b)	6,000,000	5,988,365
0.959%, 11/02/16 (144A) (b)	5,000,000	4,990,156
Nederlandse Waterschapsbank NV 0.601%, 09/14/16 (b)	12,000,000	11,987,891
Nieuw Amsterdam Receivables Corp. 0.507%, 08/19/16 (b)	7,000,000	6,995,012
0.570%, 08/01/16 (b)	20,000,000	19,991,733
0.606%, 08/16/16 (b)	18,000,000	17,988,132
Nordea Bank AB 0.000%, 07/01/16 (144A) (b)	32,000,000	31,999,704
NRW Bank 0.462%, 08/16/16 (b)	25,000,000	24,984,235
Old Line Funding LLC 0.805%, 08/18/16 (b)	15,000,000	14,990,180
Oversea-Chinese Banking Corp., Ltd. 0.480%, 07/19/16 (b)	17,000,000	17,000,716
Regency Market No. 1 LLC 0.391%, 07/07/16 (144A) (b)	30,000,000	29,997,492
Sheffield Receivables Corp. 0.767%, 08/24/16 (b)	15,000,000	14,986,640
Starbird Funding Corp. 0.610%, 08/02/16 (144A) (b)	16,000,000	15,993,136
Sumitomo Mitsui Trust Bank, Ltd. (NY) 0.349%, 07/05/16 (b)	12,500,000	12,499,434
0.703%, 08/10/16 (b)	23,000,000	22,988,291
Thunder Bay Funding LLC 0.484%, 07/22/16 (b)	10,000,000	9,997,244
0.805%, 07/18/16 (b)	12,000,000	11,997,330
Total Capital Canada, Ltd. 0.595%, 08/12/16 (b)	15,000,000	14,992,887
Toyota Motor Credit Corp. 0.649%, 08/30/16 (b)	10,000,000	9,990,477
Working Capital Management Co. 0.541%, 07/21/16 (144A) (b)	15,000,000	14,996,062

		481,949,507

Repurchase Agreements—26.7%
Bank of America Corp. Repurchase Agreement dated 06/30/16 at 0.420% to be repurchased at $185,557,165 on 07/01/16 collateralized by $190,032,600 U.S. Treasury Note at 0.750% due 04/30/18 with a value $190,606,042.	185,555,000	185,555,000

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
JPMorgan Securities, Inc. Repurchase Agreement dated 06/30/16 at 0.400% to be repurchased at $100,001,111 on 07/01/16 collateralized by $99,400,000 U.S. Treasury Note at 1.625% due 05/31/23 with a value $101,640,474.	100,000,000	$100,000,000

		285,555,000

U.S. Treasury—1.3%
U.S. Treasury Floating Rate Notes 0.313%, 10/31/16 (a) (b)	11,760,000	11,760,435
0.428%, 10/31/17 (a) (b)	2,371,000	2,372,582

		14,133,017

Total Short-Term Investments (Cost $1,068,217,223)		1,068,361,205

Total Investments—99.9% (Cost $1,068,217,223) (c)		1,068,361,205
Other assets and liabilities (net)—0.1%		1,125,195

Net Assets—100.0%		$1,069,486,400

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	As of June 30, 2016, the aggregate cost of investments was $1,068,217,223. The aggregate unrealized appreciation and depreciation of investments were $147,500 and $(3,518), respectively, resulting in net unrealized appreciation of $143,982.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $103,964,915, which is 9.7% of net assets.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Certificate of Deposit	$—	$286,723,681	$—	$286,723,681
Commercial Paper	—	481,949,507	—	481,949,507
Repurchase Agreements	—	285,555,000	—	285,555,000
U.S. Treasury	—	14,133,017	—	14,133,017
Total Short-Term Investments	—	1,068,361,205	—	1,068,361,205
Total Investments	$—	$1,068,361,205	$—	$1,068,361,205

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$782,806,205
Repurchase Agreements	285,555,000
Cash	1,644
Receivable for:
Fund shares sold	3,962,589
Interest	376,931
Prepaid expenses	6,786

Total Assets	1,072,709,155
Liabilities
Payables for:
Fund shares redeemed	2,538,645
Accrued Expenses:
Management fees	313,260
Distribution and service fees	125,305
Deferred trustees’ fees	76,694
Other expenses	168,851

Total Liabilities	3,222,755

Net Assets	$1,069,486,400

Net Assets Consist of:
Paid in surplus	$1,069,249,004
Undistributed net investment income	102,811
Accumulated net realized loss	(9,397)
Unrealized appreciation on investments	143,982

Net Assets	$1,069,486,400

Net Assets
Class A	$399,927,211
Class B	523,309,946
Class E	146,249,243
Capital Shares Outstanding*
Class A	3,997,217
Class B	5,232,586
Class E	1,462,109
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.05
Class B	100.01
Class E	100.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $782,662,223.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$3,133,788

Total investment income	3,133,788
Expenses
Management fees	1,904,591
Administration fees	20,292
Custodian and accounting fees	49,453
Distribution and service fees—Class B	683,071
Distribution and service fees—Class E	113,778
Audit and tax services	15,015
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	38,319
Insurance	3,646
Miscellaneous	6,717

Total expenses	2,864,469
Less distribution and service fee waivers	(88,078)
Less management fee waiver	(124,317)

Net expenses	2,652,074

Net Investment Income	481,714

Net Realized and Unrealized Gain
Net realized gain on investments	80

Net change in unrealized appreciation on investments	143,982

Net realized and unrealized gain	144,062

Net Increase in Net Assets From Operations	$625,776

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$481,714	$13,344
Net realized gain	80	—
Net change in unrealized appreciation	143,982	—

Increase in net assets from operations	625,776	13,344

From Distributions to Shareholders
Net investment income
Class A	(274,320)	(13,344)
Class B	(735)	0
Class E	(28,521)	0
Net realized capital gains
Class A	(7,951)	0
Class B	(10,396)	0
Class E	(2,977)	0

Total distributions	(324,900)	(13,344)

Decrease in net assets from capital share transactions	(38,875,334)	(105,346,240)

Total decrease in net assets	(38,574,458)	(105,346,240)

Net Assets
Beginning of period	1,108,060,858	1,213,407,098

End of period	$1,069,486,400	$1,108,060,858

Accumulated undistributed net investment income (loss)
End of period	$102,811	$(75,327)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,137,165	$113,726,043	2,154,944	$215,494,358
Reinvestments	2,823	282,271	134	13,344
Redemptions	(1,211,000)	(121,111,162)	(2,923,886)	(292,389,732)

Net decrease	(71,012)	$(7,102,848)	(768,808)	$(76,882,030)

Class B
Sales	1,554,597	$155,463,681	3,068,805	$306,884,015
Reinvestments	111	11,131	0	0
Redemptions	(1,792,405)	(179,246,509)	(3,140,958)	(314,095,868)

Net decrease	(237,697)	$(23,771,697)	(72,153)	$(7,211,853)

Class E
Sales	278,486	$27,849,560	686,634	$68,664,117
Reinvestments	315	31,498	0	0
Redemptions	(358,793)	(35,881,847)	(899,165)	(89,916,474)

Net decrease	(79,992)	$(8,000,789)	(212,531)	$(21,252,357)

Decrease derived from capital shares transactions		$(38,875,334)		$(105,346,240)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.00		$100.00		$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.00	(b)	0.00	0.00	0.00	0.00
Net realized and unrealized gain on investments	0.01		0.00		0.00	0.00	0.00	0.00

Total from investment operations	0.12		0.00	(b)	0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.07)		(0.00	)(c)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(d)	0.00		0.00	0.00	0.00	0.00

Total distributions	(0.07)		(0.00	)(c)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.05		$100.00		$100.00	$100.00	$100.00	$100.00

Total Return (%) (e)	0.12	(f)	0.00		0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(g)	0.37		0.37	0.35	0.35	0.35
Net ratio of expenses to average net assets (%) (h)	0.35	(g)	0.25		0.20	0.23	0.28	0.26
Ratio of net investment income to average net assets (%)	0.22	(g)	0.00	(i)	0.00	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(f)(j)	N/A		N/A	N/A	N/A	N/A
Net assets, end of period (in millions)	$399.9		$406.8		$483.7	$536.4	$551.9	$707.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.00		$100.00		$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	0.00		0.00	0.00	0.00	0.00
Net realized and unrealized gain on investments	0.01		0.00		0.00	0.00	0.00	0.00

Total from investment operations	0.01		0.00		0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.00	)(c)	0.00		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(d)	0.00		0.00	0.00	0.00	0.00

Total distributions	(0.00)		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.01		$100.00		$100.00	$100.00	$100.00	$100.00

Total Return (%) (e)	0.01	(f)	0.00		0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(g)	0.62		0.62	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (h)	0.57	(g)	0.25		0.20	0.23	0.28	0.26
Ratio of net investment income (loss) to average net assets (%)	(0.00	)(g)(i)	0.00		0.00	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(f)(j)	N/A		N/A	N/A	N/A	N/A
Net assets, end of period (in millions)	$523.3		$547.0		$554.2	$651.3	$771.5	$864.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gain on investments	0.02		0.00	0.00	0.00	0.00	0.00

Total from investment operations	0.05		0.00	0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(d)	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.02)		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.03		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (e)	0.05	(f)	0.00	0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(g)	0.52	0.52	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (h)	0.50	(g)	0.25	0.20	0.23	0.28	0.26
Ratio of net investment income to average net assets (%)	0.07	(g)	0.00	0.00	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(f)(j)	N/A	N/A	N/A	N/A	N/A
Net assets, end of period (in millions)	$146.2		$154.2	$175.5	$237.1	$309.5	$373.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(i)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(j)	There were no long term transactions during the period ended June 30, 2016.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio) (the “Portfolio”), which is diversified. Prior to May 1, 2016, the Portfolio was operated in accordance with investment restrictions applicable to money market funds and sought to maintain a stable net asset value using the amortized cost method to value its portfolio securities. On November 18, 2015, the Board of Trustees of the Trust approved a conversion of the Portfolio to an ultra-short term bond portfolio with a “floating” net asset value. The Portfolio’s investment strategy of investing primarily in short-term, high quality securities was not changed. As a result of this conversion, which took effect on May 1, 2016, the Portfolio is no longer subject to the investment restrictions that apply to money market funds and no longer seeks to maintain a stable net asset value. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

MSF-11

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and short-term capital gains reclasses from ordinary income. These adjustments have no impact on net assets or the results of operation.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $285,555,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

MSF-12

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,904,591	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period May 1, 2015 to April 30, 2016, an identical expense agreement was in place. Pursuant to the expense agreement, $124,317 was waived for the six months ended June 30, 2016 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates had voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver was first be applied to 12b-1 expenses. If the amount of the waiver exceeded the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement was discontinued by MetLife Advisers as of May 1, 2016. During the six months ended June 30, 2016, $88,078 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $86,482 and Class E shares waived $1,596.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-13

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$13,344	$—	$—	$—	$13,344	$—

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$11,847	$—	$—	$—	$—	$11,847

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed By Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 1.24%, 1.11%, 1.20%, and 1.17%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 2.15%.

MARKET ENVIRONMENT / CONDITIONS

Despite significant volatility, most equities managed to advance during the first half of the year 2016. The year started with weak global economic readings, tepid earnings reports and plunging oil prices that sparked fears of severe dislocation for creditors and emerging markets. The subsequent sharp rally that occurred in March and beyond resulted from the U.S. Federal Reserve pushing out interest rate hikes coupled with major oil producers signaling an attempt to address excess supply. Taken together, these actions led oil and other commodities to stabilize and provided relief to credit markets and other risk asset types such as emerging markets. As the market remained close to new highs, sentiment was guarded as some investors saw signs of resiliency while others believed stocks will correct under the weight of numerous global risks. We remained optimistic that fundamentals, while challenged, showed improvement. The earnings growth of U.S. stocks appeared to have stabilized and forecasts have suggested a future turnaround.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

Stock selection in Financials and an underweight to the Consumer Staples sector were the two main drivers of underperformance during the period, and offset stock selection, which was positive or neutral in six of the ten sectors.

Financials were hurt by the significant drop in global bond yields leading to drawbacks in several holdings, such as E*TRADE, Aon and Raymond James Financial given their business models are favorably positioned for eventual rate increases by the Federal Reserve, which is uncertain both in terms of magnitude and duration. Within Consumer Staples we remained underweight given our bias to investing in companies believed to offer more compelling organic growth and valuations.

Information Technology was the largest contributor to performance and was aided by investments in video game makers Activision and Electronic Arts, and in technology solution provider CDK Global. All three names benefitted after reporting robust results and guiding to strong expected future earnings. Information Technology was further helped by our investment during the period in Universal Display, a maker of OLED technology that prospered from leading consumer electronics manufacturers indicating their intent to transition displays from LED to OLED. The pace of innovation within Information Technology is attractive, and as such we remained overweight at period end.

In this persistent low growth environment, our focus remained on identifying companies with compelling secular demand characteristics and levers for above average earnings power in a market challenged for growth. At period end, the Information Technology sector provided attractive opportunities in gaming software, payments processing, infrastructure materials and business services. Within Health Care, we have limited the Portfolio’s exposures to specialty pharmaceuticals given pricing concerns and instead favored innovative device and biotechnology companies. In Financials, we have selectively reduced exposure where higher rates are required for outsized earnings leverage. At the same time, we remained wary of over-paying for typically slower growth assets (Staples, Utilities and real estate investment trusts) that have enjoyed substantial appreciation from falling interest rates but offer limited growth opportunities in our view.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	1.24	-5.49	8.74	6.93
Class B	1.11	-5.74	8.48	6.67
Class D	1.20	-5.57	8.64	6.83
Class E	1.17	-5.65	8.58	6.78
Russell Midcap Growth Index	2.15	-2.14	9.98	8.12

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Electronic Arts, Inc.	3.3
Equifax, Inc.	2.6
Activision Blizzard, Inc.	2.4
Vantiv, Inc. - Class A	2.4
Ross Stores, Inc.	2.3
Aon plc	2.2
CDK Global, Inc.	2.1
Global Payments, Inc.	2.1
C.R. Bard, Inc.	2.1
Aramark	2.0

Top Sectors

% of Net Assets
Information Technology	31.8
Consumer Discretionary	19.0
Industrials	16.0
Health Care	15.2
Financials	8.3
Materials	3.7
Consumer Staples	2.9
Energy	1.5
Telecommunication Services	1.1

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.73%	$1,000.00	$1,012.40	$3.65
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class B(a)	Actual	0.98%	$1,000.00	$1,011.10	$4.90
	Hypothetical*	0.98%	$1,000.00	$1,019.99	$4.92

Class D(a)	Actual	0.83%	$1,000.00	$1,012.00	$4.15
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class E(a)	Actual	0.88%	$1,000.00	$1,011.70	$4.40
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Airlines—0.7%
United Continental Holdings, Inc. (a)	196,019	$8,044,620

Banks—1.0%
Signature Bank (a)	87,813	10,969,600

Beverages—2.1%
Brown-Forman Corp. - Class B	101,471	10,122,747
Monster Beverage Corp. (a)	81,441	13,088,383

		23,211,130

Biotechnology—3.3%
Alkermes plc (a)	125,175	5,410,064
BioMarin Pharmaceutical, Inc. (a)	77,383	6,020,397
Incyte Corp. (a)	165,188	13,211,736
Medivation, Inc. (a)	204,467	12,329,360

		36,971,557

Building Products—0.6%
A.O. Smith Corp.	83,289	7,338,594

Capital Markets—2.9%
E*Trade Financial Corp. (a)	377,255	8,861,720
Raymond James Financial, Inc.	376,792	18,575,846
WisdomTree Investments, Inc. (b)	506,557	4,959,193

		32,396,759

Chemicals—1.8%
Sherwin-Williams Co. (The)	68,698	20,174,542

Commercial Services & Supplies—4.5%
Cintas Corp.	226,077	22,184,936
KAR Auction Services, Inc.	267,417	11,161,985
Waste Connections, Inc. (a)	249,432	17,971,576

		51,318,497

Construction Materials—1.9%
Eagle Materials, Inc.	165,611	12,776,889
Martin Marietta Materials, Inc.	42,909	8,238,528

		21,015,417

Distributors—1.2%
LKQ Corp. (a)	445,745	14,130,116

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	134,792	8,938,057

Diversified Financial Services—2.3%
Moody’s Corp.	88,857	8,326,789
Nasdaq, Inc.	273,994	17,719,192

		26,045,981

Diversified Telecommunication Services—1.1%
Cogent Communications Holdings, Inc. (b)	315,138	12,624,428

Electronic Equipment, Instruments & Components—1.6%
Amphenol Corp. - Class A	158,642	$9,094,946
Universal Display Corp. (a) (b)	125,302	8,495,475

		17,590,421

Food Products—0.9%
Mead Johnson Nutrition Co.	106,727	9,685,475

Health Care Equipment & Supplies—7.8%
Align Technology, Inc. (a)	78,949	6,359,342
C.R. Bard, Inc.	99,276	23,345,744
Cooper Cos., Inc. (The)	115,062	19,741,187
DexCom, Inc. (a)	74,053	5,874,625
Edwards Lifesciences Corp. (a)	65,180	6,500,402
STERIS plc (b)	244,567	16,813,981
Teleflex, Inc.	52,668	9,338,563

		87,973,844

Health Care Providers & Services—1.9%
Humana, Inc.	33,055	5,945,933
Universal Health Services, Inc. - Class B	113,378	15,203,990

		21,149,923

Health Care Technology—0.7%
Cerner Corp. (a) (b)	129,231	7,572,937

Hotels, Restaurants & Leisure—3.6%
Aramark	690,519	23,077,145
MGM Resorts International (a)	185,685	4,202,052
Royal Caribbean Cruises, Ltd. (b)	199,200	13,376,280

		40,655,477

Household Durables—1.0%
Harman International Industries, Inc. (b)	156,339	11,228,267

Industrial Conglomerates—1.0%
Roper Technologies, Inc.	64,252	10,958,821

Insurance—2.2%
Aon plc	224,273	24,497,340

Internet & Catalog Retail—0.6%
Expedia, Inc. (b)	59,648	6,340,582

IT Services—10.9%
Alliance Data Systems Corp. (a)	58,374	11,436,634
Euronet Worldwide, Inc. (a)	324,559	22,456,237
Gartner, Inc. (a)	78,774	7,673,375
Genpact, Ltd. (a)	326,344	8,759,073
Global Payments, Inc.	334,666	23,888,459
Jack Henry & Associates, Inc.	162,972	14,222,567
Sabre Corp.	313,412	8,396,308
Vantiv, Inc. - Class A (a)	469,784	26,589,774

		123,422,427

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—1.5%
Brunswick Corp.	372,837	$16,896,973

Life Sciences Tools & Services—1.6%
Illumina, Inc. (a)	34,874	4,895,612
PAREXEL International Corp. (a)	216,259	13,598,366

		18,493,978

Machinery—1.1%
Wabtec Corp. (b)	176,820	12,418,069

Marine—1.1%
Kirby Corp. (a) (b)	203,307	12,684,324

Media—0.6%
IMAX Corp. (a) (b)	249,728	7,361,981

Multiline Retail—3.7%
Dollar General Corp.	242,582	22,802,708
Dollar Tree, Inc. (a)	205,929	19,406,749

		42,209,457

Oil, Gas & Consumable Fuels—1.4%
Carrizo Oil & Gas, Inc. (a) (b)	299,641	10,742,130
Concho Resources, Inc. (a)	47,525	5,668,307

		16,410,437

Professional Services—2.6%
Equifax, Inc.	231,638	29,742,319

Road & Rail—1.6%
J.B. Hunt Transport Services, Inc. (b)	217,986	17,641,607

Semiconductors & Semiconductor Equipment—4.7%
Analog Devices, Inc.	230,979	13,082,651
Lam Research Corp.	177,790	14,945,027
NXP Semiconductor NV (a)	106,301	8,327,620
Qorvo, Inc. (a)	298,564	16,498,647

		52,853,945

Software—14.6%
Activision Blizzard, Inc.	681,418	27,004,595
Cadence Design Systems, Inc. (a)	901,142	21,897,751
CDK Global, Inc.	435,498	24,165,784
Electronic Arts, Inc. (a)	488,326	36,995,578
Fair Isaac Corp.	130,918	14,795,043
Fortinet, Inc. (a)	498,124	15,735,737
Mobileye NV (a) (b)	163,010	7,521,281
Red Hat, Inc. (a)	231,313	16,793,324

		164,909,093

Specialty Retail—4.3%
Advance Auto Parts, Inc.	77,632	12,547,660
O’Reilly Automotive, Inc. (a)	40,352	10,939,427
Ross Stores, Inc.	450,198	25,521,725

		49,008,812

Textiles, Apparel & Luxury Goods—1.6%
Carter’s, Inc.	61,301	$6,526,717
lululemon athletica, Inc. (a) (b)	159,225	11,760,359

		18,287,076

Trading Companies & Distributors—2.7%
Beacon Roofing Supply, Inc. (a)	223,218	10,149,722
HD Supply Holdings, Inc. (a)	592,895	20,644,604

		30,794,326

Total Common Stocks (Cost $980,461,079)		1,123,967,209

Short-Term Investments—7.4%

Mutual Fund—6.3%
State Street Navigator Securities Lending MET Portfolio (c)	71,040,098	71,040,098

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $11,993,914 on 07/01/16, collateralized by $11,865,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $12,235,781.	11,993,904	11,993,904

Total Short-Term Investments (Cost $83,034,002)		83,034,002

Total Investments—106.9% (Cost $1,063,495,081) (d)		1,207,001,211
Other assets and liabilities (net)—(6.9)%		(77,399,773)

Net Assets—100.0%		$1,129,601,438

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $92,030,882 and the collateral received consisted of cash in the amount of $71,040,098 and non-cash collateral with a value of $21,593,591. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,063,495,081. The aggregate unrealized appreciation and depreciation of investments were $184,876,725 and $(41,370,595), respectively, resulting in net unrealized appreciation of $143,506,130.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,123,967,209	$—	$—	$1,123,967,209
Short-Term Investments
Mutual Fund	71,040,098	—	—	71,040,098
Repurchase Agreement	—	11,993,904	—	11,993,904
Total Short-Term Investments	71,040,098	11,993,904	—	83,034,002
Total Investments	$1,195,007,307	$11,993,904	$—	$1,207,001,211

Collateral for Securities Loaned (Liability)	$—	$(71,040,098)	$—	$(71,040,098)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,207,001,211
Receivable for:
Investments sold	2,713,247
Fund shares sold	101,117
Dividends and interest	291,982
Prepaid expenses	7,213

Total Assets	1,210,114,770
Liabilities
Collateral for securities loaned	71,040,098
Payables for:
Investments purchased	8,074,524
Fund shares redeemed	407,032
Accrued Expenses:
Management fees	642,188
Distribution and service fees	43,755
Deferred trustees’ fees	107,300
Other expenses	198,435

Total Liabilities	80,513,332

Net Assets	$1,129,601,438

Net Assets Consist of:
Paid in surplus	$985,651,988
Accumulated net investment loss	(165,555)
Accumulated net realized gain	608,875
Unrealized appreciation on investments	143,506,130

Net Assets	$1,129,601,438

Net Assets
Class A	$860,967,497
Class B	173,589,314
Class D	85,388,131
Class E	9,656,496
Capital Shares Outstanding*
Class A	28,534,772
Class B	6,308,902
Class D	2,880,191
Class E	327,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.17
Class B	27.51
Class D	29.65
Class E	29.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,063,495,081.
(b)	Includes securities loaned at value of $92,030,882.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$4,021,696
Interest	3,312
Securities lending income	137,539

Total investment income	4,162,547
Expenses
Management fees	3,925,689
Administration fees	13,943
Custodian and accounting fees	44,432
Distribution and service fees—Class B	212,844
Distribution and service fees—Class D	41,686
Distribution and service fees—Class E	7,061
Audit and tax services	20,230
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	81,193
Insurance	4,126
Miscellaneous	8,233

Total expenses	4,389,015
Less management fee waiver	(130,577)
Less broker commission recapture	(37,912)

Net expenses	4,220,526

Net Investment Loss	(57,979)

Net Realized and Unrealized Gain
Net realized gain on investments	896,348

Net change in unrealized appreciation on investments	11,505,335

Net realized and unrealized gain	12,401,683

Net Increase in Net Assets From Operations	$12,343,704

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(57,979)	$(1,783,221)
Net realized gain	896,348	131,984,246
Net change in unrealized appreciation (depreciation)	11,505,335	(96,656,360)

Increase in net assets from operations	12,343,704	33,544,665

From Distributions to Shareholders
Net realized capital gains
Class A	(99,260,079)	(120,148,007)
Class B	(21,703,876)	(27,320,274)
Class D	(10,011,075)	(12,958,013)
Class E	(1,135,232)	(1,448,339)

Total distributions	(132,110,262)	(161,874,633)

Increase in net assets from capital share transactions	88,963,688	146,475,892

Total increase (decrease) in net assets	(30,802,870)	18,145,924

Net Assets
Beginning of period	1,160,404,308	1,142,258,384

End of period	$1,129,601,438	$1,160,404,308

Accumulated net investment loss
End of period	$(165,555)	$(107,576)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	191,702	$6,061,823	2,865,002	$113,108,885
Reinvestments	3,306,465	99,260,079	3,289,923	120,148,007
Redemptions	(1,032,213)	(33,327,588)	(2,380,338)	(89,072,962)

Net increase	2,465,954	$71,994,314	3,774,587	$144,183,930

Class B
Sales	172,861	$5,018,289	695,096	$23,571,724
Reinvestments	792,691	21,703,876	809,249	27,320,274
Redemptions	(497,684)	(14,895,819)	(1,363,306)	(47,105,593)

Net increase	467,868	$11,826,346	141,039	$3,786,405

Class D
Sales	63,847	$2,001,031	126,941	$4,666,476
Reinvestments	339,358	10,011,075	360,045	12,958,013
Redemptions	(229,617)	(7,255,362)	(530,932)	(19,358,357)

Net increase (decrease)	173,588	$4,756,744	(43,946)	$(1,733,868)

Class E
Sales	6,987	$213,275	28,565	$1,025,425
Reinvestments	38,639	1,135,232	40,366	1,448,339
Redemptions	(30,797)	(962,223)	(61,036)	(2,234,339)

Net increase	14,829	$386,284	7,895	$239,425

Increase derived from capital shares transactions		$88,963,688		$146,475,892

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$33.70		$37.28	$36.90	$28.92		$26.06	$26.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.03)	(0.05)	(0.00	)(b)	0.34	0.02
Net realized and unrealized gain (loss) on investments	0.38		1.51	3.78	9.18		2.52	(0.82)

Total from investment operations	0.39		1.48	3.73	9.18		2.86	(0.80)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.42)		0.00	(0.08)
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)		0.00	0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.20)		0.00	(0.08)

Net Asset Value, End of Period	$30.17		$33.70	$37.28	$36.90		$28.92	$26.06

Total Return (%) (c)	1.24	(d)	2.88	11.14	32.77		10.97	(3.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.74	0.76	0.75		0.78	0.77
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.75	0.74		0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	0.04	(e)	(0.09)	(0.13)	(0.01)		1.21	0.09
Portfolio turnover rate (%)	17	(d)	60	48	120		78	111
Net assets, end of period (in millions)	$861.0		$878.5	$831.2	$982.6		$571.6	$568.2

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$31.11		$34.85	$34.79	$27.33		$24.69	$25.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.12)	(0.13)	(0.08)		0.26	(0.04)
Net realized and unrealized gain (loss) on investments	0.35		1.44	3.54	8.66		2.38	(0.79)

Total from investment operations	0.32		1.32	3.41	8.58		2.64	(0.83)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.34)		0.00	(0.02)
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)		0.00	0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.12)		0.00	(0.02)

Net Asset Value, End of Period	$27.51		$31.11	$34.85	$34.79		$27.33	$24.69

Total Return (%) (c)	1.11	(d)	2.60	10.88	32.43		10.69	(3.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(e)	0.99	1.01	1.00		1.03	1.02
Net ratio of expenses to average net assets (%) (f)	0.98	(e)	0.98	1.00	0.99		1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(e)	(0.35)	(0.37)	(0.25)		0.98	(0.15)
Portfolio turnover rate (%)	17	(d)	60	48	120		78	111
Net assets, end of period (in millions)	$173.6		$181.7	$198.6	$201.9		$84.1	$81.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.20		$36.83	$36.52	$28.63	$25.82	$26.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.07)	(0.08)	(0.04)	0.30	(0.01)
Net realized and unrealized gain (loss) on investments	0.38		1.50	3.74	9.09	2.51	(0.82)

Total from investment operations	0.37		1.43	3.66	9.05	2.81	(0.83)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.38)	0.00	(0.06)
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)	0.00	0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.16)	0.00	(0.06)

Net Asset Value, End of Period	$29.65		$33.20	$36.83	$36.52	$28.63	$25.82

Total Return (%) (c)	1.20	(d)	2.78	11.06	32.63	10.88	(3.14)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(e)	0.84	0.86	0.85	0.88	0.87
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.83	0.85	0.84	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.06	)(e)	(0.20)	(0.22)	(0.13)	1.06	(0.03)
Portfolio turnover rate (%)	17	(d)	60	48	120	78	111
Net assets, end of period (in millions)	$85.4		$89.8	$101.3	$107.1	$99.9	$113.9

	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.08		$36.73	$36.46	$28.58	$25.79	$26.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.09)	(0.10)	(0.06)	0.29	(0.02)
Net realized and unrealized gain (loss) on investments	0.38		1.50	3.72	9.09	2.50	(0.82)

Total from investment operations	0.36		1.41	3.62	9.03	2.79	(0.84)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.37)	0.00	(0.05)
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)	0.00	0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.15)	0.00	(0.05)

Net Asset Value, End of Period	$29.52		$33.08	$36.73	$36.46	$28.58	$25.79

Total Return (%) (c)	1.17	(d)	2.72	10.96	32.59	10.82	(3.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(e)	0.89	0.91	0.90	0.93	0.92
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.88	0.90	0.89	0.93	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(e)	(0.25)	(0.28)	(0.17)	1.04	(0.07)
Portfolio turnover rate (%)	17	(d)	60	48	120	78	111
Net assets, end of period (in millions)	$9.7		$10.3	$11.2	$11.7	$10.3	$10.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $11,993,904, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$187,462,555	$0	$221,488,019

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average daily net assets
$3,925,689	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period January 1, 2016 to April 30, 2016.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$25,138,144	$65,476,941	$136,736,489	$50,255,365	$161,874,633	$115,732,306

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$131,994,602	$131,828,981	$—	$263,823,583

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Jennison Growth Portfolio returned -6.71%, -6.86%, and -6.77%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 1.36%.

MARKET ENVIRONMENT / CONDITIONS

Investor risk aversion in a volatile global market had a major impact on equity returns in the six-month period ended June 30, 2016. Contributors to market volatility included decelerating economic growth in China, concerns that emerging economies might face balance sheet risks, reduced energy sector activity due to lower energy prices, fears of slowing economic growth in the U.S., uncertainty about the course of future Federal Reserve monetary tightening, and the United Kingdom’s vote to leave the European Union.

During the reporting period, each of the Russell 1000 Growth benchmark’s three smallest sectors—Utilities, Energy, and Telecommunication Services—posted double-digit advances. Two of the benchmark’s largest sectors, Health Care and Information Technology, lost ground.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its Russell 1000 Growth benchmark during the reporting period. Positions in Health Care, Information Technology, and Consumer Discretionary—sectors that contributed strongly to Portfolio outperformance in calendar year 2015—detracted from return in the period. In Health Care, Bristol-Myers Squibb advanced on the promise of its oncology active immune therapies. However, many higher-growth, and therefore higher-valuation, Health Care stocks were hurt by growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Alexion Pharmaceuticals (blood and metabolic disorders), Regeneron Pharmaceuticals (eye diseases, high cholesterol), and Celgene (cancer and blood disorders). We believe that the long-term fundamentals of the Portfolio’s biotechnology holdings remain intact and that current valuations underestimate the potential of pipeline drugs. In addition, companies where acquired growth plays a greater role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies. We believe the proposed sale of Allergan’s generics business to Teva should result in close to $40 billion in cash, providing Allergan with significant flexibility to pursue other acquisitions (at substantially lower than peak prices), pay down debt, and repurchase stock. We trimmed holdings in Health Care in the period after having reduced them more materially in the prior six months.

In Information Technology, LinkedIn’s decline reflected signs of significant deceleration in recent high growth rates. We eliminated the position. Apple fell on a lull in major product cycles, though we maintained the position. Many other holdings in the sector made strong gains including Facebook, which rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Tencent, China’s largest and most visited Internet service portal, continued to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

In Consumer Discretionary, on-demand streaming media network Netflix declined even though international subscriber growth exceeded forecasts, reflecting the power of the company’s global launch and original content. We believe several factors have strengthened the company’s long-term competitive positioning, including a shift to exclusive deals and original content, increasing pricing power, international expansion, and scale advantage, which enables it to fund content costs with a global subscriber base. Amazon advanced solidly on continued strong execution, margin expansion, and growth in its Amazon Web Services cloud business. The company continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market.

In Energy, Concho Resources rose on a series of deals that consolidate its core acreage and shed noncore positions, improving its balance sheet and efficiency. Concho has attractive assets in the West Texas Permian Basin, one of the most prolific oil plays in the U.S. We also like the company’s management, execution, and balance sheet.

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Sector weights over the course of 2016’s first six months were largely stable, with exposure to Health Care decreasing modestly and exposure to

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Information Technology increasing slightly. Relative to the Russell 1000 Growth benchmark, the Portfolio remained overweight Information Technology and Consumer Discretionary, and underweight Industrials and Consumer Staples at period end.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	-6.71	-4.46	10.73	8.13
Class B	-6.86	-4.72	10.44	7.86
Class E	-6.77	-4.58	10.57	7.96
Russell 1000 Growth Index	1.36	3.02	12.34	8.78

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Amazon.com, Inc.	5.8
Apple, Inc.	4.9
Facebook, Inc. - Class A	4.4
Visa, Inc. - Class A	3.4
Alphabet, Inc. - Class C	2.8
Alphabet, Inc. - Class A	2.8
MasterCard, Inc. - Class A	2.7
Tencent Holdings, Ltd.	2.7
Bristol-Myers Squibb Co.	2.5
Salesforce.com, Inc.	2.4

Top Sectors

% of Net Assets
Information Technology	40.4
Consumer Discretionary	29.3
Health Care	14.4
Consumer Staples	4.9
Financials	3.3
Industrials	3.0
Energy	1.8
Materials	0.2

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.55%	$1,000.00	$932.90	$2.64
	Hypothetical*	0.55%	$1,000.00	$1,022.13	$2.77

Class B(a)	Actual	0.80%	$1,000.00	$931.40	$3.84
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

Class E(a)	Actual	0.70%	$1,000.00	$932.30	$3.36
	Hypothetical*	0.70%	$1,000.00	$1,021.38	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Boeing Co. (The) (a)	363,717	$47,235,927

Automobiles—1.2%
Tesla Motors, Inc. (a) (b)	145,998	30,992,455

Beverages—1.7%
Constellation Brands, Inc. - Class A	84,769	14,020,792
Monster Beverage Corp. (b)	176,090	28,299,424

		42,320,216

Biotechnology—7.7%
Alexion Pharmaceuticals, Inc. (b)	266,232	31,085,248
Biogen, Inc. (b)	72,528	17,538,721
BioMarin Pharmaceutical, Inc. (b)	134,368	10,453,830
Celgene Corp. (b)	501,685	49,481,192
Regeneron Pharmaceuticals, Inc. (b)	75,621	26,409,122
Shire plc (ADR)	277,012	50,992,369
Vertex Pharmaceuticals, Inc. (b)	138,025	11,872,910

		197,833,392

Capital Markets—0.8%
Morgan Stanley	777,663	20,203,685

Chemicals—0.2%
Albemarle Corp.	57,151	4,532,646

Communications Equipment—0.8%
Palo Alto Networks, Inc. (a) (b)	168,081	20,613,454

Diversified Financial Services—1.1%
S&P Global, Inc.	270,481	29,011,792

Energy Equipment & Services—0.6%
Halliburton Co.	49,244	2,230,261
Schlumberger, Ltd.	163,776	12,951,406

		15,181,667

Food & Staples Retailing—3.2%
Costco Wholesale Corp.	278,178	43,685,073
Kroger Co. (The)	1,064,950	39,179,511

		82,864,584

Hotels, Restaurants & Leisure—4.5%
Marriott International, Inc. - Class A (a)	651,824	43,320,223
McDonald’s Corp.	252,298	30,361,541
Starbucks Corp.	729,528	41,670,640

		115,352,404

Industrial Conglomerates—1.2%
General Electric Co.	979,841	30,845,395

Internet & Catalog Retail—9.5%
Amazon.com, Inc. (b)	208,606	149,282,626
Netflix, Inc. (a) (b)	515,801	47,185,475
Priceline Group, Inc. (The) (b)	36,551	45,630,634

		242,098,735

Internet Software & Services—14.7%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	671,344	53,391,988
Alphabet, Inc. - Class A (b)	100,578	70,759,640
Alphabet, Inc. - Class C (b)	102,460	70,912,566
Facebook, Inc. - Class A (b)	984,611	112,521,345
Tencent Holdings, Ltd.	2,974,550	67,842,291

		375,427,830

IT Services—6.0%
MasterCard, Inc. - Class A	773,376	68,103,491
Visa, Inc. - Class A (a)	1,158,702	85,940,927

		154,044,418

Life Sciences Tools & Services—0.8%
Illumina, Inc. (b)	147,495	20,705,348

Media—2.9%
Time Warner, Inc.	386,885	28,451,523
Walt Disney Co. (The)	457,566	44,759,106

		73,210,629

Oil, Gas & Consumable Fuels—1.2%
Concho Resources, Inc. (a) (b)	155,760	18,577,495
EOG Resources, Inc.	140,585	11,727,601

		30,305,096

Pharmaceuticals—5.8%
Allergan plc (b)	190,926	44,121,089
Bristol-Myers Squibb Co.	879,374	64,677,958
Novo Nordisk A/S (ADR)	743,245	39,971,716

		148,770,763

Real Estate Investment Trusts—1.4%
American Tower Corp.	310,015	35,220,804

Semiconductors & Semiconductor Equipment—3.4%
ARM Holdings plc (ADR) (a)	559,515	25,463,528
NVIDIA Corp. (a)	366,683	17,237,768
NXP Semiconductors NV (b)	369,324	28,932,842
QUALCOMM, Inc.	285,873	15,314,216

		86,948,354

Software—10.6%
Adobe Systems, Inc. (b)	628,253	60,180,355
Microsoft Corp.	1,080,445	55,286,371
Red Hat, Inc. (b)	554,404	40,249,730
Salesforce.com, Inc. (b)	774,330	61,489,545
Splunk, Inc. (a) (b)	462,253	25,044,868
Workday, Inc. - Class A (a) (b)	391,706	29,248,687

		271,499,556

Specialty Retail—7.4%
Home Depot, Inc. (The)	302,589	38,637,589
Industria de Diseno Textil S.A.	1,768,566	58,977,185
O’Reilly Automotive, Inc. (b)	194,273	52,667,410
TJX Cos., Inc. (The)	490,341	37,869,036

		188,151,220

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—4.9%
Apple, Inc.	1,299,293	$124,212,411

Textiles, Apparel & Luxury Goods—3.9%
adidas AG	145,420	20,737,571
lululemon athletica, Inc. (b)	271,047	20,019,531
NIKE, Inc. - Class B	1,088,175	60,067,260

		100,824,362

Total Common Stocks (Cost $1,868,468,320)		2,488,407,143

Short-Term Investments—10.9%

Mutual Fund—8.7%
State Street Navigator Securities Lending MET Portfolio (c)	221,767,227	221,767,227

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $55,749,385 on 07/01/16, collateralized by $55,145,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $56,868,281.	55,749,339	55,749,339

Total Short-Term Investments (Cost $277,516,566)		277,516,566

Total Investments—108.2% (Cost $2,145,984,886) (d)		2,765,923,709
Other assets and liabilities (net)—(8.2)%		(209,689,325)

Net Assets—100.0%		$2,556,234,384

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $319,696,215 and the collateral received consisted of cash in the amount of $221,767,227 and non-cash collateral with a value of $105,256,098. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $2,145,984,886. The aggregate unrealized appreciation and depreciation of investments were $683,201,146 and $(63,262,323), respectively, resulting in net unrealized appreciation of $619,938,823.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$47,235,927	$—	$—	$47,235,927
Automobiles	30,992,455	—	—	30,992,455
Beverages	42,320,216	—	—	42,320,216
Biotechnology	197,833,392	—	—	197,833,392
Capital Markets	20,203,685	—	—	20,203,685
Chemicals	4,532,646	—	—	4,532,646
Communications Equipment	20,613,454	—	—	20,613,454
Diversified Financial Services	29,011,792	—	—	29,011,792
Energy Equipment & Services	15,181,667	—	—	15,181,667
Food & Staples Retailing	82,864,584	—	—	82,864,584
Hotels, Restaurants & Leisure	115,352,404	—	—	115,352,404
Industrial Conglomerates	30,845,395	—	—	30,845,395
Internet & Catalog Retail	242,098,735	—	—	242,098,735
Internet Software & Services	307,585,539	67,842,291	—	375,427,830
IT Services	154,044,418	—	—	154,044,418
Life Sciences Tools & Services	20,705,348	—	—	20,705,348
Media	73,210,629	—	—	73,210,629
Oil, Gas & Consumable Fuels	30,305,096	—	—	30,305,096
Pharmaceuticals	148,770,763	—	—	148,770,763
Real Estate Investment Trusts	35,220,804	—	—	35,220,804
Semiconductors & Semiconductor Equipment	86,948,354	—	—	86,948,354
Software	271,499,556	—	—	271,499,556
Specialty Retail	129,174,035	58,977,185	—	188,151,220
Technology Hardware, Storage & Peripherals	124,212,411	—	—	124,212,411
Textiles, Apparel & Luxury Goods	80,086,791	20,737,571	—	100,824,362
Total Common Stocks	2,340,850,096	147,557,047	—	2,488,407,143
Short-Term Investments
Mutual Fund	221,767,227	—	—	221,767,227
Repurchase Agreement	—	55,749,339	—	55,749,339
Total Short-Term Investments	221,767,227	55,749,339	—	277,516,566
Total Investments	$2,562,617,323	$203,306,386	$—	$2,765,923,709

Collateral for Securities Loaned (Liability)	$—	$(221,767,227)	$—	$(221,767,227)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,765,923,709
Receivable for:
Investments sold	23,551,177
Fund shares sold	342,096
Dividends and interest	1,123,905
Prepaid expenses	16,634

Total Assets	2,790,957,521
Liabilities
Collateral for securities loaned	221,767,227
Payables for:
Investments purchased	10,657,261
Fund shares redeemed	607,753
Accrued Expenses:
Management fees	1,113,608
Distribution and service fees	162,452
Deferred trustees’ fees	132,807
Other expenses	282,029

Total Liabilities	234,723,137

Net Assets	$2,556,234,384

Net Assets Consist of:
Paid in surplus	$1,872,831,401
Undistributed net investment income	3,728,151
Accumulated net realized gain	59,729,477
Unrealized appreciation on investments and foreign currency transactions	619,945,355

Net Assets	$2,556,234,384

Net Assets
Class A	$1,765,246,669
Class B	780,173,497
Class E	10,814,218
Capital Shares Outstanding*
Class A	143,026,855
Class B	64,035,844
Class E	880,682
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.34
Class B	12.18
Class E	12.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,145,984,886.
(b)	Includes securities loaned at value of $319,696,215.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$11,020,512
Interest	2,125
Securities lending income	867,920

Total investment income	11,890,557
Expenses
Management fees	7,652,156
Administration fees	32,119
Custodian and accounting fees	90,498
Distribution and service fees—Class B	983,273
Distribution and service fees—Class E	8,390
Audit and tax services	20,230
Legal	13,597
Trustees’ fees and expenses	15,987
Shareholder reporting	73,032
Insurance	9,312
Miscellaneous	13,624

Total expenses	8,912,218
Less management fee waiver	(940,805)
Less broker commission recapture	(52,890)

Net expenses	7,918,523

Net Investment Income	3,972,034

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	60,908,707
Foreign currency transactions	3,752

Net realized gain	60,912,459

Net change in unrealized appreciation (depreciation) on:
Investments	(250,937,834)
Foreign currency transactions	15,843

Net change in unrealized depreciation	(250,921,991)

Net realized and unrealized loss	(190,009,532)

Net Decrease in Net Assets From Operations	$(186,037,498)

(a)	Net of foreign withholding taxes of $161,626.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,972,034	$5,701,355
Net realized gain	60,912,459	342,440,611
Net change in unrealized depreciation	(250,921,991)	(42,791,930)

Increase (decrease) in net assets from operations	(186,037,498)	305,350,036

From Distributions to Shareholders
Net investment income
Class A	(5,320,506)	(5,448,743)
Class B	(166,514)	(104,756)
Class E	(14,444)	(14,860)
Net realized capital gains
Class A	(235,463,323)	(300,608,310)
Class B	(105,625,369)	(135,816,086)
Class E	(1,446,696)	(1,834,915)

Total distributions	(348,036,852)	(443,827,670)

Increase (decrease) in net assets from capital share transactions	313,013,185	(50,769,618)

Total decrease in net assets	(221,061,165)	(189,247,252)

Net Assets
Beginning of period	2,777,295,549	2,966,542,801

End of period	$2,556,234,384	$2,777,295,549

Undistributed net investment income
End of period	$3,728,151	$5,257,581

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,392,457	$33,581,778	2,496,304	$39,015,071
Reinvestments	19,386,782	240,783,829	20,309,028	306,057,053
Redemptions	(2,756,173)	(38,688,160)	(24,963,162)	(402,493,935)

Net increase (decrease)	19,023,066	$235,677,447	(2,157,830)	$(57,421,811)

Class B
Sales	2,401,869	$32,627,436	3,851,187	$59,630,822
Reinvestments	8,629,028	105,791,883	9,122,204	135,920,842
Redemptions	(4,432,251)	(61,671,053)	(12,052,008)	(190,034,059)

Net increase	6,598,646	$76,748,266	921,383	$5,517,605

Class E
Sales	79,592	$1,087,445	190,203	$2,929,755
Reinvestments	118,215	1,461,140	123,318	1,849,775
Redemptions	(141,943)	(1,961,113)	(230,752)	(3,644,942)

Net increase	55,864	$587,472	82,769	$1,134,588

Increase (decrease) derived from capital shares transactions		$313,013,185		$(50,769,618)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012		2011
Net Asset Value, Beginning of Period	$15.30		$16.23		$15.82	$11.73	$12.14		$12.11

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.04		0.04	0.04	0.07		0.03
Net realized and unrealized gain (loss) on investments	(1.05)		1.67		1.26	4.25	1.88		0.03

Total from investment operations	(1.02)		1.71		1.30	4.29	1.95		0.06

Less Distributions
Distributions from net investment income	(0.04)		(0.05)		(0.04)	(0.06)	(0.03)		(0.03)
Distributions from net realized capital gains	(1.90)		(2.59)		(0.85)	(0.14)	(2.33)		0.00

Total distributions	(1.94)		(2.64)		(0.89)	(0.20)	(2.36)		(0.03)

Net Asset Value, End of Period	$12.34		$15.30		$16.23	$15.82	$11.73		$12.14

Total Return (%) (b)	(6.71	)(c)	10.78		9.06	37.00	15.78		0.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62		0.62	0.62	0.64		0.64
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.54		0.54	0.55	0.57		0.57
Ratio of net investment income to average net assets (%)	0.39	(d)	0.27		0.26	0.31	0.58		0.22
Portfolio turnover rate (%)	10	(c)	28		25	36	41		47
Net assets, end of period (in millions)	$1,765.2		$1,897.1		$2,047.5	$2,332.0	$1,744.7		$997.2

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012		2011
Net Asset Value, Beginning of Period	$15.11		$16.05		$15.66	$11.61	$12.03		$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.00	(f)	0.00 (f)	0.01	0.03		0.00 (f)
Net realized and unrealized gain (loss) on investments	(1.04)		1.65		1.25	4.21	1.88		0.03

Total from investment operations	(1.03)		1.65		1.25	4.22	1.91		0.03

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.00	)(g)	(0.01)	(0.03)	(0.00	)(g)	(0.01)
Distributions from net realized capital gains	(1.90)		(2.59)		(0.85)	(0.14)	(2.33)		0.00

Total distributions	(1.90)		(2.59)		(0.86)	(0.17)	(2.33)		(0.01)

Net Asset Value, End of Period	$12.18		$15.11		$16.05	$15.66	$11.61		$12.03

Total Return (%) (b)	(6.86	)(c)	10.54		8.74	36.73	15.56		0.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87		0.87	0.87	0.89		0.89
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.79		0.79	0.80	0.82		0.82
Ratio of net investment income to average net assets (%)	0.14	(d)	0.02		0.01	0.06	0.30		0.02
Portfolio turnover rate (%)	10	(c)	28		25	36	41		47
Net assets, end of period (in millions)	$780.2		$867.6		$907.1	$976.7	$804.2		$429.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.22		$16.15	$15.75	$11.67	$12.09	$12.07

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.02	0.02	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.04)		1.66	1.25	4.24	1.88	0.03

Total from investment operations	(1.02)		1.68	1.27	4.26	1.92	0.04

Less Distributions
Distributions from net investment income	(0.02)		(0.02)	(0.02)	(0.04)	(0.01)	(0.02)
Distributions from net realized capital gains	(1.90)		(2.59)	(0.85)	(0.14)	(2.33)	0.00

Total distributions	(1.92)		(2.61)	(0.87)	(0.18)	(2.34)	(0.02)

Net Asset Value, End of Period	$12.28		$15.22	$16.15	$15.75	$11.67	$12.09

Total Return (%) (b)	(6.77	)(c)	10.66	8.86	36.90	15.58	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.77	0.77	0.79	0.79
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.69	0.69	0.70	0.72	0.72
Ratio of net investment income to average net assets (%)	0.24	(d)	0.12	0.11	0.16	0.38	0.12
Portfolio turnover rate (%)	10	(c)	28	25	36	41	47
Net assets, end of period (in millions)	$10.8		$12.6	$12.0	$12.5	$11.8	$8.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $55,749,339, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$264,744,545	$0	$347,988,866

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$7,652,156	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$8,272,620	$6,247,925	$435,555,050	$171,974,709	$443,827,670	$178,222,634

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,392,033	$342,072,437	$870,147,316	$—	$1,217,611,786

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 3.11%, 2.98%, and 3.03%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 2.22%.

MARKET ENVIRONMENT / CONDITIONS

2016 began on a sour note as investors dealt with concerns over global economic trends, a potential hard landing in China, geopolitical events and collapsing commodity prices. By February 11, the S&P 500 Index had lost 10.5% and the Russell 2000 Index had declined 15.9%. After oil prices began to recover off multi-year lows and as fears about excessive tightening of monetary policy from the Federal Reserve abated, U.S. equity markets reversed course and eliminated all of their losses. Supporting factors for U.S. stocks during the period included an expected return to positive earnings growth during the second half of 2016, reduced deflation fears, and the diminishing likelihood of central bank interest rate increases in the near future. In fact, interest rates trended steadily lower during the second quarter, further supporting stock prices and highlighting the relatively attractive yields of certain equity market sectors. These factors offset various negative issues, including weaker labor data points, political uncertainty, terrorism threats, and finally, the implications of the U.K.‘s planned exit from the European Union. Small cap stocks underperformed large caps across most economic sectors, with the Russell 2000 Index advancing 2.2% and the S&P 500 Index returning 3.8%. Market leadership was pronounced, with the Utilities, Materials, Telecommunication Services, Consumer Staples and Financials sectors outperforming, and the Information Technology, Consumer Discretionary, Energy and Health Care sectors lagging. Given the composition of market leadership, small cap value outperformed small cap growth. After a protracted period of decline, a rebound in certain commodity prices drove the Materials sector’s outperformance. The remaining leading sectors represent highly defensive and more domestically-focused sectors, many of which offer higher dividend yields. Lagging sectors included the more economically-sensitive and global Consumer Discretionary and Information Technology stocks. While Energy stocks posted a strong rally in the latter half of the period after a difficult start to the year, the sector still finished the period with a negative return. The Russell 2000 Value Index gained 6.1% during the six months, while the Russell 2000 Growth Index declined 1.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, strong stock selection more than offset slightly negative sector allocation and the Portfolio outperformed its benchmark. The Health Care sector was the top-contributing sector to relative performance, followed by the Industrials sector. Underweighting the poor-performing biotechnology industry and overweighting the outperforming Industrials sector aided results, as did stock selection in both sectors. An underweight to the Materials sector was the biggest detractor from relative performance due to strong performance in the sector’s metal & mining stocks.

The Portfolio’s top contributors were Post Holdings, MarketAxess Holdings and U.S. Silica Holdings. Post Holdings markets and sells branded and private label ready-to-eat cereals, egg products, active nutrition products and a variety of other private label food lines. The stock performed very well after the company reported strong earnings. Post Holdings also has certain defensive characteristics that are in high demand when the macroeconomic outlook is uncertain. MarketAxess Holdings, an electronic trading platform provider for fixed income markets, reported strong results. Though many fixed income markets are facing headwinds, the company’s trading volumes have increased and they continue to expand their offerings. U.S. Silica, a new addition to the Portfolio during the reporting period, is a leading supplier of raw fracturing sand to the energy industry, with significant scale advantages, a strong balance sheet and an industrial supply business that helped the company navigate through the severe energy downturn. The stock gained over 96% from February 3, 2016, through June 30, 2016, as oil and gas prices recovered and expectations for a rebound in drilling and production have increased.

The largest detractors were Signature Bank, ARRIS International and Demandware. Shares in New York-based Signature Bank declined due to asset-sensitive stocks falling out of favor and credit concerns about the company’s modest taxi medallion portfolio. That said, we believe Signature Bank continues to be a high-quality business with a high-quality management team. ARRIS International is a leading supplier of broadband customer premises equipment, broadband data over cable networks, integrated voice cable modems and cable modem termination systems (CMTS) to support voice over Internet protocol (VoIP). Despite the recent completion of a highly accretive acquisition and solid 2015 earnings, the stock declined on lower first quarter prospects and uncertainty over the spending patterns of key customers. Software company Demandware reported a mixed quarter at a time when software stocks were selling off dramatically, which exacerbated the decline in the company’s stock price. We subsequently sold the holding.

During the reporting period we added new stocks with attractive investment potential and eliminated holdings where valuation had exceeded our target levels or where fundamental trends strayed from our investment thesis. New positions included Akorn, a developer of branded and generic pharmaceuticals; Albany Molecular Research, a contract research and manufacturing organization focused on pharmaceutical and biologics; IAC/InterActiveCorp., a collection of media, e-commerce, and internet related businesses; and II-VI Incorporated, which designs, manufactures and markets optical and optoelectronic devices used in industrial lasers and fiber-optic communications. Eliminations included Jarden Corporation and Krispy Kreme Doughnuts, which were acquisition targets. Other eliminations included Fred’s, Libby, Credit Acceptance Corporation, Diodes, and RPX Corporation.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*—(Continued)

While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs. We also adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the period were modest, resulting in slight changes to the Portfolio’s positioning. As a result of individual stock selection, we reduced our weight in the Consumer Discretionary and Information Technology sectors and increased our weight to the Industrials, Consumer Staples and Energy sectors.

Market behavior in recent quarters has challenged stock selection-based portfolios such as ours, as investors react to global macro trends and events and cause dramatic shifts in market leadership. In 2015, growth stocks, biotechnology stocks, and price momentum stocks all took turns leading performance. In the first half of 2016, value stocks, high-yielding real estate investment trusts (REITs), Utilities and lower-quality basic materials companies have led performance. While such dramatic shifts may feel uncomfortable, our commitment and confidence in our investment philosophy is unwavering. Our mission and focus remains on thorough fundamental research with a long-term perspective, seeking strong and improving businesses where stock prices do not properly reflect intrinsic value.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	3.11	-4.74	9.19	8.09
Class B	2.98	-4.98	8.92	7.82
Class E	3.03	-4.88	9.03	7.92
Russell 2000 Index	2.22	-6.73	8.35	6.20

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Euronet Worldwide, Inc.	1.1
Talmer Bancorp, Inc. - Class A	1.1
Post Holdings, Inc.	1.1
MarketAxess Holdings, Inc.	1.0
Littelfuse, Inc.	1.0
Pinnacle Financial Partners, Inc.	1.0
RBC Bearings, Inc.	0.9
Retail Opportunity Investments Corp.	0.9
Signature Bank	0.9
KAR Auction Services, Inc.	0.9

Top Sectors

% of Net Assets
Financials	23.5
Information Technology	18.5
Industrials	16.9
Consumer Discretionary	16.3
Health Care	11.9
Consumer Staples	3.7
Energy	3.4
Materials	2.0
Utilities	1.6
Telecommunication Services	0.7

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.89%	$1,000.00	$1,031.10	$4.49
	Hypothetical*	0.89%	$1,000.00	$1,020.44	$4.47

Class B(a)	Actual	1.14%	$1,000.00	$1,029.80	$5.75
	Hypothetical*	1.14%	$1,000.00	$1,019.20	$5.72

Class E(a)	Actual	1.04%	$1,000.00	$1,030.30	$5.25
	Hypothetical*	1.04%	$1,000.00	$1,019.69	$5.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	72,189	$1,319,615
BWX Technologies, Inc.	80,726	2,887,569
DigitalGlobe, Inc. (a)	99,753	2,133,717
Hexcel Corp.	36,352	1,513,697

		7,854,598

Auto Components—1.4%
Drew Industries, Inc.	11,455	971,842
Fox Factory Holding Corp. (a) (b)	112,076	1,946,760
Gentherm, Inc. (a)	32,760	1,122,030
Horizon Global Corp. (a)	86,870	985,974
Tenneco, Inc. (a)	17,896	834,133

		5,860,739

Banks—12.8%
BancorpSouth, Inc.	125,361	2,844,441
Bank of the Ozarks, Inc. (b)	77,489	2,907,387
Bryn Mawr Bank Corp.	71,718	2,094,166
Cathay General Bancorp	125,984	3,552,749
CVB Financial Corp. (b)	142,216	2,330,920
First Financial Bancorp	144,502	2,810,564
First Financial Bankshares, Inc.	66,811	2,190,733
Home BancShares, Inc. (b)	109,626	2,169,499
Iberiabank Corp.	46,332	2,767,410
LegacyTexas Financial Group, Inc.	44,495	1,197,360
PacWest Bancorp (b)	65,575	2,608,574
Pinnacle Financial Partners, Inc.	82,128	4,011,953
Popular, Inc.	75,510	2,212,443
PrivateBancorp, Inc.	40,251	1,772,252
Prosperity Bancshares, Inc.	61,971	3,159,901
Renasant Corp.	21,840	706,087
Signature Bank (a)	29,196	3,647,164
Talmer Bancorp, Inc. - Class A	242,777	4,654,035
Texas Capital Bancshares, Inc. (a)	38,371	1,794,228
Triumph Bancorp, Inc. (a)	71,247	1,139,952
Wintrust Financial Corp. (b)	61,820	3,152,820

		53,724,638

Beverages—0.6%
Cott Corp. (b)	185,654	2,591,730

Biotechnology—1.1%
Genomic Health, Inc. (a) (b)	45,547	1,179,440
Ironwood Pharmaceuticals, Inc. (a) (b)	109,311	1,429,241
Lexicon Pharmaceuticals, Inc. (a) (b)	79,333	1,138,428
Ophthotech Corp. (a) (b)	21,435	1,093,828

		4,840,937

Building Products—2.1%
Apogee Enterprises, Inc.	46,804	2,169,365
Armstrong Flooring, Inc. (a) (b)	7,906	134,007
Armstrong World Industries, Inc. (a) (b)	43,018	1,684,155
Masonite International Corp. (a)	29,564	1,955,363
Patrick Industries, Inc. (a)	20,701	1,248,063

Building Products—(Continued)
Trex Co., Inc. (a) (b)	36,276	1,629,518

		8,820,471

Capital Markets—1.2%
Artisan Partners Asset Management, Inc. - Class A (b)	40,535	1,122,009
Financial Engines, Inc. (b)	35,642	922,058
Hercules Capital, Inc. (b)	122,023	1,515,526
Stifel Financial Corp. (a)	53,544	1,683,959

		5,243,552

Chemicals—0.9%
Cabot Corp.	33,522	1,530,614
Minerals Technologies, Inc.	36,581	2,077,801

		3,608,415

Commercial Services & Supplies—3.0%
Clean Harbors, Inc. (a) (b)	26,285	1,369,711
Healthcare Services Group, Inc. (b)	59,088	2,445,062
KAR Auction Services, Inc.	86,743	3,620,653
Kimball International, Inc. - Class B	81,822	931,134
Knoll, Inc.	28,418	689,989
Viad Corp.	66,814	2,071,234
West Corp.	81,213	1,596,648

		12,724,431

Communications Equipment—1.0%
ARRIS International plc (a)	64,351	1,348,797
Calix, Inc. (a)	100,843	696,825
Digi International, Inc. (a)	95,393	1,023,567
Viavi Solutions, Inc. (a)	197,588	1,310,008

		4,379,197

Construction & Engineering—1.4%
Argan, Inc.	37,151	1,549,940
Granite Construction, Inc.	41,900	1,908,545
MYR Group, Inc. (a)	55,750	1,342,460
Primoris Services Corp. (b)	65,727	1,244,212

		6,045,157

Construction Materials—0.5%
Summit Materials, Inc. - Class A (a)	61,836	1,265,165
U.S. Concrete, Inc. (a) (b)	16,655	1,014,456

		2,279,621

Consumer Finance—0.2%
PRA Group, Inc. (a) (b)	27,746	669,788

Distributors—1.1%
Core-Mark Holding Co., Inc.	53,656	2,514,320
Pool Corp.	23,827	2,240,453

		4,754,773

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc. (a)	34,179	$2,266,410
Grand Canyon Education, Inc. (a)	34,949	1,395,164
Houghton Mifflin Harcourt Co. (a)	77,103	1,205,120
Nord Anglia Education, Inc. (a) (b)	68,282	1,443,481

		6,310,175

Diversified Financial Services—1.4%
FNFV Group (a) (b)	160,467	1,840,556
MarketAxess Holdings, Inc.	28,489	4,142,301

		5,982,857

Diversified Telecommunication Services—0.7%
Cogent Communications Holdings, Inc. (b)	47,414	1,899,405
ORBCOMM, Inc. (a)	97,536	970,483

		2,869,888

Electric Utilities—0.9%
ALLETE, Inc.	55,503	3,587,159

Electrical Equipment—1.1%
AZZ, Inc.	15,920	954,882
Babcock & Wilcox Enterprises, Inc. (a)	79,227	1,163,845
EnerSys	17,088	1,016,223
Generac Holdings, Inc. (a)	41,394	1,447,134

		4,582,084

Electronic Equipment, Instruments & Components—4.0%
Belden, Inc.	33,738	2,036,763
FEI Co.	10,104	1,079,915
II-VI, Inc. (a)	72,501	1,360,119
IPG Photonics Corp. (a) (b)	18,225	1,458,000
Kimball Electronics, Inc. (a)	23,162	288,367
Littelfuse, Inc.	34,223	4,044,816
Methode Electronics, Inc.	59,503	2,036,788
Rogers Corp. (a)	33,449	2,043,734
VeriFone Systems, Inc. (a)	38,737	718,184
Vishay Intertechnology, Inc. (b)	82,858	1,026,611
Zebra Technologies Corp. - Class A (a) (b)	12,128	607,613

		16,700,910

Energy Equipment & Services—1.7%
Bristow Group, Inc. (b)	39,764	453,707
Dril-Quip, Inc. (a)	20,049	1,171,463
Natural Gas Services Group, Inc. (a)	67,192	1,538,697
RPC, Inc. (a) (b)	91,061	1,414,177
U.S. Silica Holdings, Inc. (b)	77,389	2,667,599

		7,245,643

Food & Staples Retailing—0.6%
SpartanNash Co.	81,622	2,496,001

Food Products—2.2%
Amplify Snack Brands, Inc. (a) (b)	86,536	1,276,406
Darling Ingredients, Inc. (a)	104,943	1,563,651

Food Products—(Continued)
J&J Snack Foods Corp.	6,991	833,816
Post Holdings, Inc. (a) (b)	55,007	4,548,529
Snyder’s-Lance, Inc.	33,427	1,132,841

		9,355,243

Health Care Equipment & Supplies—3.9%
Cynosure, Inc. - Class A (a)	60,450	2,940,590
Globus Medical, Inc. - Class A (a) (b)	49,991	1,191,286
Halyard Health, Inc. (a)	55,540	1,806,161
Inogen, Inc. (a)	31,176	1,562,229
Insulet Corp. (a) (b)	46,803	1,415,323
Integra LifeSciences Holdings Corp. (a) (b)	22,905	1,827,361
Neogen Corp. (a)	29,757	1,673,831
Nevro Corp. (a)	14,998	1,106,252
SurModics, Inc. (a)	42,270	992,500
Teleflex, Inc.	9,397	1,666,182
Wright Medical Group NV (a)	5,337	82,286

		16,264,001

Health Care Providers & Services—2.8%
Acadia Healthcare Co., Inc. (a) (b)	26,808	1,485,163
Aceto Corp. (b)	49,904	1,092,399
AMN Healthcare Services, Inc. (a)	49,500	1,978,515
Amsurg Corp. (a)	19,284	1,495,281
Ensign Group, Inc. (The)	55,860	1,173,619
HealthEquity, Inc. (a) (b)	34,414	1,045,669
PharMerica Corp. (a)	73,609	1,815,198
WellCare Health Plans, Inc. (a)	15,710	1,685,369

		11,771,213

Health Care Technology—1.1%
Inovalon Holdings, Inc. - Class A (a) (b)	59,069	1,063,833
Medidata Solutions, Inc. (a) (b)	35,642	1,670,540
Press Ganey Holdings, Inc. (a)	43,778	1,722,664

		4,457,037

Hotels, Restaurants & Leisure—4.8%
Carrols Restaurant Group, Inc. (a)	91,367	1,087,267
Churchill Downs, Inc.	21,073	2,662,784
Chuy’s Holdings, Inc. (a) (b)	48,179	1,667,475
Cracker Barrel Old Country Store, Inc. (b)	6,635	1,137,704
Del Frisco’s Restaurant Group, Inc. (a) (b)	43,302	620,085
Diamond Resorts International, Inc. (a) (b)	46,933	1,406,113
J. Alexander’s Holdings, Inc. (a)	37,861	375,960
Marriott Vacations Worldwide Corp. (b)	34,539	2,365,576
Popeyes Louisiana Kitchen, Inc. (a)	21,563	1,178,202
Six Flags Entertainment Corp.	49,199	2,851,082
Texas Roadhouse, Inc. (b)	33,174	1,512,734
Vail Resorts, Inc. (b)	12,918	1,785,655
Zoe’s Kitchen, Inc. (a)	38,599	1,399,986

		20,050,623

Household Durables—0.8%
Helen of Troy, Ltd. (a)	21,016	2,161,286

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Universal Electronics, Inc. (a)	17,879	$1,292,294

		3,453,580

Household Products—0.2%
HRG Group, Inc. (a)	71,260	978,400

Industrial Conglomerates—0.4%
Raven Industries, Inc. (b)	86,486	1,638,045

Insurance—2.1%
Atlas Financial Holdings, Inc. (a)	34,991	602,545
Employers Holdings, Inc.	103,942	3,016,397
ProAssurance Corp.	45,299	2,425,761
Reinsurance Group of America, Inc.	27,885	2,704,566

		8,749,269

Internet & Catalog Retail—1.4%
1-800-Flowers.com, Inc. - Class A (a)	145,517	1,312,563
HSN, Inc.	31,016	1,517,613
Liberty Ventures - Series A (a)	56,123	2,080,480
Wayfair, Inc. - Class A (a) (b)	24,646	961,194

		5,871,850

Internet Software & Services—1.7%
Criteo S.A. (ADR) (a)	40,567	1,862,837
IAC/InterActiveCorp	14,843	835,661
LogMeIn, Inc. (a)	20,015	1,269,551
Q2 Holdings, Inc. (a)	55,211	1,547,012
Wix.com, Ltd. (a)	60,158	1,825,795

		7,340,856

IT Services—5.1%
Blackhawk Network Holdings, Inc. (a)	40,120	1,343,619
Booz Allen Hamilton Holding Corp.	80,913	2,398,261
CSG Systems International, Inc.	33,079	1,333,415
DST Systems, Inc.	24,972	2,907,490
EPAM Systems, Inc. (a)	21,665	1,393,276
Euronet Worldwide, Inc. (a)	69,252	4,791,546
ExlService Holdings, Inc. (a)	24,061	1,261,037
InterXion Holding NV (a)	50,941	1,878,704
Perficient, Inc. (a)	84,986	1,726,066
WEX, Inc. (a)	26,084	2,312,868

		21,346,282

Leisure Products—0.4%
Vista Outdoor, Inc. (a)	36,691	1,751,261

Life Sciences Tools & Services—1.7%
Accelerate Diagnostics, Inc. (a)	5,613	80,771
Albany Molecular Research, Inc. (a)	94,016	1,263,575
Cambrex Corp. (a)	30,707	1,588,473
INC Research Holdings, Inc. - Class A (a)	28,624	1,091,433
PRA Health Sciences, Inc. (a)	22,803	952,254

Life Sciences Tools & Services—(Continued)
VWR Corp. (a)	81,539	2,356,477

		7,332,983

Machinery—3.5%
Alamo Group, Inc.	18,612	1,227,834
Albany International Corp. - Class A	51,129	2,041,581
Altra Industrial Motion Corp.	25,124	677,846
Astec Industries, Inc.	24,043	1,350,014
John Bean Technologies Corp.	46,234	2,830,445
Middleby Corp. (The) (a)	13,573	1,564,288
RBC Bearings, Inc. (a) (b)	54,214	3,930,515
TriMas Corp. (a)	67,251	1,210,518

		14,833,041

Marine—0.3%
Kirby Corp. (a) (b)	21,828	1,361,849

Media—2.2%
Carmike Cinemas, Inc. (a)	22,376	673,965
EW Scripps Co. (The) - Class A (a)	135,084	2,139,731
John Wiley & Sons, Inc. - Class A	40,041	2,089,339
National CineMedia, Inc.	137,768	2,132,649
New Media Investment Group, Inc. (b)	120,402	2,175,664

		9,211,348

Metals & Mining—0.6%
Ferroglobe plc	141,548	1,218,728
Haynes International, Inc. (b)	42,162	1,352,557

		2,571,285

Multi-Utilities—0.7%
NorthWestern Corp.	50,004	3,153,752

Oil, Gas & Consumable Fuels—1.7%
Delek U.S. Holdings, Inc.	65,318	862,851
Diamondback Energy, Inc. (a)	18,021	1,643,695
PDC Energy, Inc. (a)	22,211	1,279,576
QEP Resources, Inc.	95,244	1,679,152
Synergy Resources Corp. (a) (b)	278,959	1,857,867

		7,323,141

Pharmaceuticals—1.3%
Akorn, Inc. (a) (b)	38,859	1,106,899
Catalent, Inc. (a) (b)	58,046	1,334,477
Dermira, Inc. (a) (b)	26,789	783,578
Impax Laboratories, Inc. (a)	39,093	1,126,660
Supernus Pharmaceuticals, Inc. (a)	56,086	1,142,472

		5,494,086

Professional Services—1.2%
FTI Consulting, Inc. (a)	38,294	1,557,800
Insperity, Inc.	21,433	1,655,270
WageWorks, Inc. (a)	32,585	1,948,909

		5,161,979

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—5.0%
American Campus Communities, Inc.	50,208	$2,654,497
CubeSmart	106,311	3,282,884
Hersha Hospitality Trust (b)	75,629	1,297,037
Mid-America Apartment Communities, Inc.	32,704	3,479,706
National Retail Properties, Inc.	42,345	2,190,083
Omega Healthcare Investors, Inc.	22,037	748,156
Retail Opportunity Investments Corp.	177,486	3,846,122
Sabra Health Care REIT, Inc. (b)	47,990	990,274
Sovran Self Storage, Inc.	24,148	2,533,608

		21,022,367

Real Estate Management & Development—0.3%
HFF, Inc. - Class A	45,154	1,304,047

Road & Rail—1.0%
Avis Budget Group, Inc. (a)	27,857	897,831
Genesee & Wyoming, Inc. - Class A (a)	24,991	1,473,220
Old Dominion Freight Line, Inc. (a)	28,758	1,734,395

		4,105,446

Semiconductors & Semiconductor Equipment—3.3%
Advanced Energy Industries, Inc. (a)	66,677	2,531,059
Inphi Corp. (a)	48,462	1,552,238
Intersil Corp. - Class A	110,816	1,500,449
MKS Instruments, Inc.	44,575	1,919,399
Monolithic Power Systems, Inc.	27,190	1,857,621
Semtech Corp. (a)	37,087	884,896
Silicon Laboratories, Inc. (a)	31,886	1,554,124
Teradyne, Inc.	98,211	1,933,774

		13,733,560

Software—3.4%
Blackbaud, Inc.	26,251	1,782,443
Callidus Software, Inc. (a)	73,207	1,462,676
FleetMatics Group plc (a)	34,092	1,477,206
Guidewire Software, Inc. (a)	40,611	2,508,135
RingCentral, Inc. - Class A (a)	52,033	1,026,091
Synchronoss Technologies, Inc. (a) (b)	61,108	1,946,901
Ultimate Software Group, Inc. (The) (a) (b)	12,426	2,613,064
Verint Systems, Inc. (a)	43,631	1,445,495

		14,262,011

Specialty Retail—2.1%
Barnes & Noble, Inc. (b)	105,789	1,200,705
Genesco, Inc. (a) (b)	38,244	2,459,472
MarineMax, Inc. (a)	46,048	781,434
Monro Muffler Brake, Inc. (b)	24,743	1,572,665
Sally Beauty Holdings, Inc. (a) (b)	50,164	1,475,323
Tile Shop Holdings, Inc. (a)	66,295	1,317,945

		8,807,544

Textiles, Apparel & Luxury Goods—0.6%
Columbia Sportswear Co.	18,684	1,075,077
Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Steven Madden, Ltd. (a)	41,102	1,404,867

		2,479,944

Thrifts & Mortgage Finance—0.6%
Essent Group, Ltd. (a)	60,180	1,312,526
Federal Agricultural Mortgage Corp. - Class C	33,757	1,175,419

		2,487,945

Trading Companies & Distributors—0.5%
Beacon Roofing Supply, Inc. (a)	27,952	1,270,977
SiteOne Landscape Supply, Inc. (a)	25,736	874,767

		2,145,744

Transportation Infrastructure—0.5%
Macquarie Infrastructure Corp.	25,989	1,924,485

Total Common Stocks (Cost $317,886,351)		414,916,981

Short-Term Investments—17.5%

Mutual Fund—15.7%
State Street Navigator Securities Lending MET Portfolio (c)	66,387,466	66,387,466

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $7,444,646 on 07/01/16, collateralized by $7,385,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $7,597,319.	7,444,640	7,444,640

Total Short-Term Investments (Cost $73,832,106)		73,832,106

Total Investments—116.0% (Cost $391,718,457) (d)		488,749,087
Other assets and liabilities (net)—(16.0)%		(67,459,687)

Net Assets—100.0%		$421,289,400

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $74,676,266 and the collateral received consisted of cash in the amount of $66,387,466 and non-cash collateral with a value of $9,406,370. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $391,718,457. The aggregate unrealized appreciation and depreciation of investments were $112,245,690 and $(15,215,060), respectively, resulting in net unrealized appreciation of $97,030,630.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$414,916,981	$—	$—	$414,916,981
Short-Term Investments
Mutual Fund	66,387,466	—	—	66,387,466
Repurchase Agreement	—	7,444,640	—	7,444,640
Total Short-Term Investments	66,387,466	7,444,640	—	73,832,106
Total Investments	$481,304,447	$7,444,640	$—	$488,749,087

Collateral for Securities Loaned (Liability)	$—	$(66,387,466)	$—	$(66,387,466)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$488,749,087
Receivable for:
Investments sold	1,503,902
Fund shares sold	34,364
Dividends and interest	247,374
Prepaid expenses	2,658

Total Assets	490,537,385
Liabilities
Collateral for securities loaned	66,387,466
Payables for:
Investments purchased	2,086,477
Fund shares redeemed	246,103
Accrued Expenses:
Management fees	284,907
Distribution and service fees	35,397
Deferred trustees’ fees	76,696
Other expenses	130,939

Total Liabilities	69,247,985

Net Assets	$421,289,400

Net Assets Consist of:
Paid in surplus	$316,871,321
Undistributed net investment income	1,021,063
Accumulated net realized gain	6,366,386
Unrealized appreciation on investments	97,030,630

Net Assets	$421,289,400

Net Assets
Class A	$237,450,413
Class B	155,533,615
Class E	28,305,372
Capital Shares Outstanding*
Class A	1,014,459
Class B	694,291
Class E	124,021
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$234.07
Class B	224.02
Class E	228.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $391,718,457.
(b)	Includes securities loaned at value of $74,676,266.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$2,465,059
Interest	1,585
Securities lending income	343,193

Total investment income	2,809,837
Expenses
Management fees	1,824,047
Administration fees	5,294
Custodian and accounting fees	30,105
Distribution and service fees—Class B	187,430
Distribution and service fees—Class E	20,441
Audit and tax services	20,230
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	37,424
Insurance	1,497
Miscellaneous	6,246

Total expenses	2,162,301
Less management fee waiver	(152,945)
Less broker commission recapture	(18,617)

Net expenses	1,990,739

Net Investment Income	819,098

Net Realized and Unrealized Gain
Net realized gain on investments	6,514,188

Net change in unrealized appreciation on investments	4,826,007

Net realized and unrealized gain	11,340,195

Net Increase in Net Assets From Operations	$12,159,293

(a)	Net of foreign withholding taxes of $5,784.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$819,098	$1,527,197
Net realized gain	6,514,188	38,574,497
Net change in unrealized appreciation (depreciation)	4,826,007	(45,754,988)

Increase (decrease) in net assets from operations	12,159,293	(5,653,294)

From Distributions to Shareholders
Net investment income
Class A	(785,353)	(410,528)
Class B	(107,250)	0
Class E	(47,516)	0
Net realized capital gains
Class A	(21,737,937)	(33,473,512)
Class B	(14,860,492)	(22,594,510)
Class E	(2,652,217)	(4,206,020)

Total distributions	(40,190,765)	(60,684,570)

Increase in net assets from capital share transactions	20,852,876	12,317,502

Total decrease in net assets	(7,178,596)	(54,020,362)

Net Assets
Beginning of period	428,467,996	482,488,358

End of period	$421,289,400	$428,467,996

Undistributed net investment income
End of period	$1,021,063	$1,142,084

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	10,075	$2,446,909	20,619	$5,635,743
Reinvestments	96,584	22,523,290	123,750	33,884,040
Redemptions	(54,999)	(13,302,444)	(109,032)	(30,222,315)

Net increase	51,660	$11,667,755	35,337	$9,297,468

Class B
Sales	17,157	$3,877,324	27,469	$7,213,722
Reinvestments	67,057	14,967,742	85,871	22,594,510
Redemptions	(46,042)	(10,779,157)	(98,258)	(26,602,537)

Net increase	38,172	$8,065,909	15,082	$3,205,695

Class E
Sales	825	$193,306	3,749	$993,154
Reinvestments	11,872	2,699,733	15,718	4,206,020
Redemptions	(7,533)	(1,773,827)	(19,817)	(5,384,835)

Net increase (decrease)	5,164	$1,119,212	(350)	$(185,661)

Increase derived from capital shares transactions		$20,852,876		$12,317,502

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$250.78		$290.12	$322.61	$250.37	$224.06	$222.98

Income (Loss) from Investment Operations
Net investment income (a)	0.61		1.19	0.91	0.53	1.56	0.13
Net realized and unrealized gain (loss) on investments	7.09		(2.32)	8.06	94.94	30.73	1.20

Total from investment operations	7.70		(1.13)	8.97	95.47	32.29	1.33

Less Distributions
Distributions from net investment income	(0.85)		(0.46)	(0.14)	(1.29)	0.00	(0.25)
Distributions from net realized capital gains	(23.56)		(37.75)	(41.32)	(21.94)	(5.98)	0.00

Total distributions	(24.41)		(38.21)	(41.46)	(23.23)	(5.98)	(0.25)

Net Asset Value, End of Period	$234.07		$250.78	$290.12	$322.61	$250.37	$224.06

Total Return (%) (b)	3.11	(c)	(1.50)	3.76	41.04	14.55	0.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(d)	0.96	0.96	0.95	0.97	0.96
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.88	0.88	0.88	0.89	0.91
Ratio of net investment income to average net assets (%)	0.51	(d)	0.43	0.31	0.19	0.65	0.06
Portfolio turnover rate (%)	17	(c)	36	35	36	38	49
Net assets, end of period (in millions)	$237.5		$241.5	$269.1	$286.0	$222.5	$219.9

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$240.67		$280.08	$313.49	$243.89	$218.94	$218.20

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30		0.48	0.18	(0.18)	0.96	(0.41)
Net realized and unrealized gain (loss) on investments	6.78		(2.14)	7.73	92.38	29.97	1.15

Total from investment operations	7.08		(1.66)	7.91	92.20	30.93	0.74

Less Distributions
Distributions from net investment income	(0.17)		0.00	0.00	(0.66)	0.00	0.00
Distributions from net realized capital gains	(23.56)		(37.75)	(41.32)	(21.94)	(5.98)	0.00

Total distributions	(23.73)		(37.75)	(41.32)	(22.60)	(5.98)	0.00

Net Asset Value, End of Period	$224.02		$240.67	$280.08	$313.49	$243.89	$218.94

Total Return (%) (b)	2.98	(c)	(1.74)	3.50	40.68	14.27	0.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(d)	1.21	1.21	1.20	1.22	1.21
Net ratio of expenses to average net assets (%) (e)	1.14	(d)	1.13	1.13	1.13	1.14	1.16
Ratio of net investment income (loss) to average net assets (%)	0.26	(d)	0.18	0.06	(0.07)	0.41	(0.19)
Portfolio turnover rate (%)	17	(c)	36	35	36	38	49
Net assets, end of period (in millions)	$155.5		$157.9	$179.5	$190.1	$151.2	$142.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$244.89		$284.11	$317.10	$246.44	$220.96	$219.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.42		0.76	0.46	0.09	1.18	(0.22)
Net realized and unrealized gain (loss) on investments	6.90		(2.23)	7.87	93.41	30.28	1.19

Total from investment operations	7.32		(1.47)	8.33	93.50	31.46	0.97

Less Distributions
Distributions from net investment income	(0.42)		0.00	0.00	(0.90)	0.00	0.00
Distributions from net realized capital gains	(23.56)		(37.75)	(41.32)	(21.94)	(5.98)	0.00

Total distributions	(23.98)		(37.75)	(41.32)	(22.84)	(5.98)	0.00

Net Asset Value, End of Period	$228.23		$244.89	$284.11	$317.10	$246.44	$220.96

Total Return (%) (b)	3.03	(c)	(1.64)	3.60	40.83	14.38	0.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.11	1.11	1.10	1.12	1.11
Net ratio of expenses to average net assets (%) (e)	1.04	(d)	1.03	1.03	1.03	1.04	1.06
Ratio of net investment income (loss) to average net assets (%)	0.36	(d)	0.28	0.16	0.03	0.50	(0.10)
Portfolio turnover rate (%)	17	(c)	36	35	36	38	49
Net assets, end of period (in millions)	$28.3		$29.1	$33.9	$38.3	$33.1	$33.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $7,444,640, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$69,526,072	$0	$87,199,229

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,824,047	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$410,528	$4,891,539	$60,274,042	$60,270,034	$60,684,570	$65,161,573

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,345,980	$38,932,878	$92,246,019	$—	$132,524,877

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned -1.86%, -1.96%, and -1.91%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -1.59%.

MARKET ENVIRONMENT / CONDITIONS

2016 began on a sour note as investors dealt with concerns over global economic trends, a potential hard landing in China, geopolitical events and collapsing commodity prices. By February 11, the S&P 500 Index had lost 10.5% and the Russell 2000 Index had declined 15.9%. After oil prices began to recover off multi-year lows and as fears about excessive tightening of monetary policy from the Federal Reserve abated, U.S. equity markets reversed course and eliminated all of their losses. Supporting factors for U.S. stocks during the period included an expected return to positive earnings growth during the second half of 2016, reduced deflation fears, and the diminishing likelihood of central bank interest rate increases in the near future. In fact, interest rates trended steadily lower during the second quarter, further supporting stock prices and highlighting the relatively attractive yields of certain equity market sectors. These factors offset various negative issues, including weaker labor data points, political uncertainty, terrorism threats, and finally, the implications of the U.K.‘s planned exit from the European Union. Small cap stocks underperformed large caps across most economic sectors, with the Russell 2000 Index advancing 2.2% and the S&P 500 Index returning 3.8%. Market leadership was pronounced, with the Utilities, Materials, Telecommunication Services, Consumer Staples and Financials sectors outperforming, and the Information Technology, Consumer Discretionary, Energy and Health Care sectors lagging. Given the composition of market leadership, small cap value outperformed small cap growth. After a protracted period of decline, a rebound in certain commodity prices drove the Materials sector’s outperformance. The remaining leading sectors represent highly defensive and more domestically-focused sectors, many of which offer higher dividend yields. Lagging sectors included the more economically-sensitive and global Consumer Discretionary and Information Technology stocks. While Energy stocks posted a strong rally in the latter half of the period after a difficult start to the year, the sector still finished the period with a negative return. The Russell 2000 Value Index gained 6.1% during the six months, while the Russell 2000 Growth Index declined 1.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s underperformance during the period was primarily due to stock selection within the Industrials and Information Technology sectors, as well as an underweight to the Materials sector, which dramatically outperformed. Stock selection in the Health Care and Energy sectors contributed positively to relative performance.

The Portfolio’s largest detractors were Demandware, Acorda Therapeutics and Intra-Cellular Therapies. Software company Demandware reported a mixed quarter at a time when software stocks were selling off dramatically, which exacerbated the decline in the company’s stock price. Shares of biotechnology company Acorda were also down during the period due to renewed patent concerns. After gaining over 200% in 2015, shares of Intra-Cellular Therapies sold off significantly in the biotechnology industry’s broad downturn. In general, the strongest performers of 2015 suffered the largest losses during the dramatic selloff in 2016.

The Portfolio’s top contributors were FEI Company, MarketAxess and Diamondback Energy. FEI Company, which designs, manufactures and supports microscope technology, announced it would be acquired at an attractive premium by Thermo Fisher. MarketAxess, an electronic trading platform provider for fixed income markets, reported strong results. Though many fixed income markets are facing headwinds, the company’s trading volumes have increased and they continue to expand their offerings. Diamondback Energy was a strong performer despite pressures on energy markets during part of the period. The company was able to weather volatility in the commodity markets due to its higher-quality profile as a low-cost producer with a healthy balance sheet and alternative access to capital.

Sector weights during the six-month period did change in a few sectors on both an absolute and relative basis. The absolute changes were the result of individual stock decisions. The significant changes in our relative weights were due to Russell’s rebalancing of the Index, which caused changes to the Index’s sector weightings. Our weight in the Industrials sector increased during the period. Over the course of 2015 and even early into 2016, many Industrial-oriented names sold off significantly, often for reasons other than fundamental issues. We added selectively to our Industrials exposure when we found companies with solid fundamentals and good growth prospects that had sold off with the group in sympathy. Our Health Care and Information Technology weights decreased during the period. Some of the decrease in our Health Care exposure was purely due to market action; it was the worst-performing group in the small cap growth market (as measured by the Russell 2000 Growth Index) for the period. The downward pressure on many Health Care names, particularly biotechnology names, triggered our stop-loss risk management mechanism and we sold selected holdings from the Portfolio. Within Information Technology, we began to reduce our software and software-related exposure at the beginning of the period.

No strategy is built to weather all market environments, which has been clear to us for over a decade. Our simple view is that if we focus on buying the best growth companies that have yet to be exploited by the market and manage risk accordingly, we will positively serve our

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*—(Continued)

clients in most market environments. As we look around us, we see a number of macroeconomic and market challenges. We will not attempt to trade our way through these challenges or alter our process given the observations above. Our goal, as always, is to deliver a compelling level of positive risk-adjusted returns that compound over time.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	-1.86	-10.24	8.60	6.58
Class B	-1.96	-10.52	8.33	6.32
Class E	-1.91	-10.44	8.43	6.43
Russell 2000 Growth Index	-1.59	-10.75	8.51	7.14

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
MarketAxess Holdings, Inc.	1.9
Ultimate Software Group, Inc. (The)	1.8
Guidewire Software, Inc.	1.7
Healthcare Services Group, Inc.	1.7
Bright Horizons Family Solutions, Inc.	1.6
Pool Corp.	1.6
AMN Healthcare Services, Inc.	1.4
Cynosure, Inc. - Class A	1.4
WageWorks, Inc.	1.4
MKS Instruments, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	25.1
Health Care	24.5
Consumer Discretionary	18.4
Industrials	13.9
Financials	9.8
Energy	2.9
Telecommunication Services	2.0
Consumer Staples	1.7

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.87%	$1,000.00	$981.40	$4.29
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

Class B(a)	Actual	1.12%	$1,000.00	$980.40	$5.51
	Hypothetical*	1.12%	$1,000.00	$1,019.29	$5.62

Class E(a)	Actual	1.02%	$1,000.00	$980.90	$5.02
	Hypothetical*	1.02%	$1,000.00	$1,019.79	$5.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Hexcel Corp. (a)	87,056	$3,625,012

Auto Components—1.5%
Drew Industries, Inc.	27,432	2,327,331
Gentherm, Inc. (b)	78,452	2,686,981

		5,014,312

Banks—4.7%
Bank of the Ozarks, Inc. (a)	78,217	2,934,702
Pinnacle Financial Partners, Inc.	70,999	3,468,301
PrivateBancorp, Inc.	96,392	4,244,140
Renasant Corp.	52,301	1,690,891
Talmer Bancorp, Inc. - Class A	201,257	3,858,097

		16,196,131

Biotechnology—3.4%
Genomic Health, Inc. (a) (b)	109,075	2,824,497
Ironwood Pharmaceuticals, Inc. (a) (b)	260,761	3,409,450
Lexicon Pharmaceuticals, Inc. (a) (b)	189,986	2,726,299
Ophthotech Corp. (a) (b)	51,334	2,619,574

		11,579,820

Building Products—2.2%
Apogee Enterprises, Inc.	80,989	3,753,840
Trex Co., Inc. (a) (b)	86,873	3,902,335

		7,656,175

Capital Markets—1.4%
Artisan Partners Asset Management, Inc. - Class A (a)	97,072	2,686,953
Financial Engines, Inc. (a)	85,356	2,208,160

		4,895,113

Commercial Services & Supplies—1.7%
Healthcare Services Group, Inc. (a)	141,502	5,855,353

Construction & Engineering—2.2%
Granite Construction, Inc.	100,341	4,570,532
Primoris Services Corp. (a)	157,402	2,979,620

		7,550,152

Distributors—1.6%
Pool Corp.	57,061	5,365,446

Diversified Consumer Services—3.6%
Bright Horizons Family Solutions, Inc. (b)	81,852	5,427,606
Grand Canyon Education, Inc. (b)	83,331	3,326,574
Nord Anglia Education, Inc. (a) (b)	163,522	3,456,855

		12,211,035

Diversified Financial Services—1.8%
MarketAxess Holdings, Inc.	43,750	6,361,250

Diversified Telecommunication Services—2.0%
Cogent Communications Holdings, Inc. (a)	113,547	4,548,693
ORBCOMM, Inc. (b)	232,220	2,310,589

		6,859,282

Electrical Equipment—1.0%
Generac Holdings, Inc. (a) (b)	98,747	3,452,195

Electronic Equipment, Instruments & Components—1.8%
FEI Co.	24,191	2,585,534
IPG Photonics Corp. (a) (b)	43,645	3,491,600

		6,077,134

Energy Equipment & Services—0.8%
Dril-Quip, Inc. (b)	48,013	2,805,400

Food Products—1.7%
Amplify Snack Brands, Inc. (a) (b)	207,875	3,066,156
Snyder’s-Lance, Inc. (a)	79,703	2,701,135

		5,767,291

Health Care Equipment & Supplies—7.5%
Cynosure, Inc. - Class A (b)	96,680	4,702,998
Globus Medical, Inc. - Class A (a) (b)	119,719	2,852,904
Inogen, Inc. (a) (b)	74,661	3,741,263
Insulet Corp. (a) (b)	112,083	3,389,390
Integra LifeSciences Holdings Corp. (a) (b)	54,615	4,357,185
Neogen Corp. (b)	71,261	4,008,431
Nevro Corp. (b)	35,707	2,633,748
Wright Medical Group NV (b)	12,732	221,155

		25,907,074

Health Care Providers & Services—5.8%
Acadia Healthcare Co., Inc. (a) (b)	64,200	3,556,680
Aceto Corp. (a)	119,509	2,616,052
AMN Healthcare Services, Inc. (b)	118,542	4,738,124
Amsurg Corp. (b)	46,182	3,580,952
Ensign Group, Inc. (The) (a)	132,995	2,794,225
HealthEquity, Inc. (a) (b)	82,085	2,494,153

		19,780,186

Health Care Technology—3.1%
Inovalon Holdings, Inc. - Class A (a) (b)	140,635	2,532,836
Medidata Solutions, Inc. (a) (b)	85,356	4,000,636
Press Ganey Holdings, Inc. (b)	104,839	4,125,415

		10,658,887

Hotels, Restaurants & Leisure—5.3%
Chuy’s Holdings, Inc. (a) (b)	115,378	3,993,233
Popeyes Louisiana Kitchen, Inc. (b)	51,789	2,829,751
Texas Roadhouse, Inc. (a)	79,446	3,622,738
Vail Resorts, Inc. (a)	30,936	4,276,283
Zoe’s Kitchen, Inc. (a) (b)	92,079	3,339,705

		18,061,710

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.9%
Universal Electronics, Inc. (b)	42,631	$3,081,369

Internet & Catalog Retail—0.7%
Wayfair, Inc. - Class A (a) (b)	59,022	2,301,858

Internet Software & Services—4.5%
Criteo S.A. (ADR) (b)	97,150	4,461,128
LogMeIn, Inc. (b)	47,722	3,027,006
Q2 Holdings, Inc. (a) (b)	132,219	3,704,776
Wix.com, Ltd. (b)	144,065	4,372,373

		15,565,283

IT Services—5.4%
Blackhawk Network Holdings, Inc. (b)	96,078	3,217,652
EPAM Systems, Inc. (a) (b)	51,883	3,336,596
Euronet Worldwide, Inc. (b)	65,822	4,554,224
ExlService Holdings, Inc. (b)	57,285	3,002,307
InterXion Holding NV (b)	121,994	4,499,139

		18,609,918

Leisure Products—1.2%
Vista Outdoor, Inc. (b)	87,867	4,193,892

Life Sciences Tools & Services—2.6%
Accelerate Diagnostics, Inc. (b)	13,389	192,668
Cambrex Corp. (b)	73,536	3,804,017
INC Research Holdings, Inc. - Class A (b)	68,151	2,598,598
PRA Health Sciences, Inc. (a) (b)	54,804	2,288,615

		8,883,898

Machinery—2.9%
Astec Industries, Inc.	57,326	3,218,855
Middleby Corp. (The) (b)	32,505	3,746,201
RBC Bearings, Inc. (b)	39,226	2,843,885

		9,808,941

Oil, Gas & Consumable Fuels—2.0%
Diamondback Energy, Inc. (b)	42,970	3,919,294
PDC Energy, Inc. (b)	53,191	3,064,333

		6,983,627

Pharmaceuticals—2.1%
Dermira, Inc. (a) (b)	63,878	1,868,432
Impax Laboratories, Inc. (b)	93,620	2,698,128
Supernus Pharmaceuticals, Inc. (a) (b)	133,532	2,720,047

		7,286,607

Professional Services—1.4%
WageWorks, Inc. (b)	78,034	4,667,213

Real Estate Management & Development—0.9%
HFF, Inc. - Class A	108,134	3,122,910

Semiconductors & Semiconductor Equipment—5.8%
Inphi Corp. (a) (b)	116,058	3,717,338
Intersil Corp. - Class A	265,380	3,593,245
MKS Instruments, Inc.	106,748	4,596,569
Monolithic Power Systems, Inc.	65,115	4,448,657
Silicon Laboratories, Inc. (b)	76,360	3,721,786

		20,077,595

Software—7.6%
Blackbaud, Inc.	62,866	4,268,601
Callidus Software, Inc. (a) (b)	175,316	3,502,814
FleetMatics Group plc (b)	81,643	3,537,591
Guidewire Software, Inc. (b)	97,255	6,006,469
RingCentral, Inc. - Class A (a) (b)	123,883	2,442,973
Ultimate Software Group, Inc. (The) (a) (b)	29,759	6,258,020

		26,016,468

Specialty Retail—2.0%
Monro Muffler Brake, Inc. (a)	59,425	3,777,053
Tile Shop Holdings, Inc. (b)	158,762	3,156,188

		6,933,241

Textiles, Apparel & Luxury Goods—1.7%
Columbia Sportswear Co.	44,744	2,574,570
Steven Madden, Ltd. (b)	98,432	3,364,405

		5,938,975

Thrifts & Mortgage Finance—0.9%
Essent Group, Ltd. (b)	144,118	3,143,213

Trading Companies & Distributors—1.5%
Beacon Roofing Supply, Inc. (b)	67,178	3,054,584
SiteOne Landscape Supply, Inc. (b)	61,273	2,082,669

		5,137,253

Total Common Stocks (Cost $278,420,450)		337,431,219

Short-Term Investments—25.7%

Mutual Fund—23.7%
State Street Navigator Securities Lending MET Portfolio (c)	81,280,626	81,280,626

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $6,810,759 on 07/01/16, collateralized by $6,740,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $6,950,625.	6,810,753	$6,810,753

Total Short-Term Investments (Cost $88,091,379)		88,091,379

Total Investments—123.9% (Cost $366,511,829) (d)		425,522,598
Other assets and liabilities (net)—(23.9)%		(82,136,021)

Net Assets—100.0%		$343,386,577

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $87,060,968 and the collateral received consisted of cash in the amount of $81,280,626 and non-cash collateral with a value of $6,712,537. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $366,511,829. The aggregate unrealized appreciation and depreciation of investments were $69,353,015 and $(10,342,246), respectively, resulting in net unrealized appreciation of $59,010,769.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$337,431,219	$—	$—	$337,431,219
Short-Term Investments
Mutual Fund	81,280,626	—	—	81,280,626
Repurchase Agreement	—	6,810,753	—	6,810,753
Total Short-Term Investments	81,280,626	6,810,753	—	88,091,379
Total Investments	$418,711,845	$6,810,753	$—	$425,522,598

Collateral for Securities Loaned (Liability)	$—	$(81,280,626)	$—	$(81,280,626)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$425,522,598
Receivable for:
Investments sold	840,622
Fund shares sold	58,976
Dividends and interest	86,178
Prepaid expenses	2,217

Total Assets	426,510,591
Liabilities
Collateral for securities loaned	81,280,626
Payables for:
Investments purchased	1,143,611
Fund shares redeemed	280,785
Accrued Expenses:
Management fees	229,358
Distribution and service fees	12,954
Deferred trustees’ fees	77,020
Other expenses	99,660

Total Liabilities	83,124,014

Net Assets	$343,386,577

Net Assets Consist of:
Paid in surplus	$283,460,459
Undistributed net investment income	93,983
Accumulated net realized gain	821,366
Unrealized appreciation on investments	59,010,769

Net Assets	$343,386,577

Net Assets
Class A	$277,538,557
Class B	59,502,659
Class E	6,345,361
Capital Shares Outstanding*
Class A	24,312,340
Class B	5,521,187
Class E	573,874
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.42
Class B	10.78
Class E	11.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $366,511,829.
(b)	Includes securities loaned at value of $87,060,968.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$1,154,404
Interest	1,879
Securities lending income	584,877

Total investment income	1,741,160
Expenses
Management fees	1,551,598
Administration fees	4,534
Custodian and accounting fees	22,817
Distribution and service fees—Class B	72,231
Distribution and service fees—Class E	4,561
Audit and tax services	20,230
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	18,190
Insurance	1,311
Miscellaneous	6,043

Total expenses	1,731,093
Less management fee waiver	(147,536)
Less broker commission recapture	(12,050)

Net expenses	1,571,507

Net Investment Income	169,653

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,133,055

Net change in unrealized depreciation on investments	(9,537,442)

Net realized and unrealized loss	(8,404,387)

Net Decrease in Net Assets From Operations	$(8,234,734)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$169,653	$(1,260,982)
Net realized gain	1,133,055	37,917,212
Net change in unrealized depreciation	(9,537,442)	(26,535,612)

Increase (decrease) in net assets from operations	(8,234,734)	10,120,618

From Distributions to Shareholders
Net realized capital gains
Class A	(30,426,236)	(44,382,310)
Class B	(6,865,485)	(9,707,264)
Class E	(718,244)	(989,641)

Total distributions	(38,009,965)	(55,079,215)

Increase (decrease) in net assets from capital share transactions	8,054,839	(8,519,617)

Total decrease in net assets	(38,189,860)	(53,478,214)

Net Assets
Beginning of period	381,576,437	435,054,651

End of period	$343,386,577	$381,576,437

Accumulated undistributed net investment income (loss)
End of period	$93,983	$(75,670)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	289,106	$3,504,483	645,881	$9,161,574
Reinvestments	2,678,366	30,426,236	3,105,830	44,382,310
Redemptions	(2,427,195)	(29,990,938)	(4,186,056)	(62,909,035)

Net increase (decrease)	540,277	$3,939,781	(434,345)	$(9,365,151)

Class B
Sales	205,848	$2,299,949	404,722	$5,444,875
Reinvestments	640,437	6,865,485	713,245	9,707,264
Redemptions	(485,303)	(5,521,240)	(1,051,110)	(14,562,399)

Net increase	360,982	$3,644,194	66,857	$589,740

Class E
Sales	14,224	$173,158	52,679	$746,067
Reinvestments	65,295	718,244	71,146	989,641
Redemptions	(35,824)	(420,538)	(106,077)	(1,479,914)

Net increase	43,695	$470,864	17,748	$255,794

Increase (decrease) derived from capital shares transactions		$8,054,839		$(8,519,617)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.07		$14.70	$16.55	$11.13	$10.01	$9.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.04)	(0.06)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.26)		0.47	0.11	5.49	1.15	0.35

Total from investment operations	(0.25)		0.43	0.05	5.42	1.12	0.29

Less Distributions
Distributions from net realized capital gains	(1.40)		(2.06)	(1.90)	0.00	0.00	0.00

Total distributions	(1.40)		(2.06)	(1.90)	0.00	0.00	0.00

Net Asset Value, End of Period	$11.42		$13.07	$14.70	$16.55	$11.13	$10.01

Total Return (%) (b)	(1.86	)(c)	1.73	1.22	48.70	11.19	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(d)	0.95	0.95	0.95	0.96	0.96
Net ratio of expenses to average net assets (%) (e)	0.87	(d)	0.86	0.86	0.86	0.87	0.88
Ratio of net investment income (loss) to average net assets (%)	0.14	(d)	(0.26)	(0.40)	(0.53)	(0.26)	(0.58)
Portfolio turnover rate (%)	25	(c)	64	56	58	74	74
Net assets, end of period (in millions)	$277.5		$310.7	$355.8	$402.4	$311.0	$354.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.43		$14.11	$16.01	$10.79	$9.73	$9.47

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)		(0.07)	(0.09)	(0.10)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.24)		0.45	0.09	5.32	1.11	0.35

Total from investment operations	(0.25)		0.38	0.00	5.22	1.06	0.26

Less Distributions
Distributions from net realized capital gains	(1.40)		(2.06)	(1.90)	0.00	0.00	0.00

Total distributions	(1.40)		(2.06)	(1.90)	0.00	0.00	0.00

Net Asset Value, End of Period	$10.78		$12.43	$14.11	$16.01	$10.79	$9.73

Total Return (%) (b)	(1.96	)(c)	1.43	0.94	48.38	10.89	2.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(d)	1.20	1.20	1.20	1.21	1.21
Net ratio of expenses to average net assets (%) (e)	1.12	(d)	1.11	1.11	1.11	1.12	1.13
Ratio of net investment loss to average net assets (%)	(0.10	)(d)	(0.51)	(0.65)	(0.77)	(0.51)	(0.86)
Portfolio turnover rate (%)	25	(c)	64	56	58	74	74
Net assets, end of period (in millions)	$59.5		$64.2	$71.9	$80.7	$60.4	$61.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.71		$14.37	$16.25	$10.94	$9.86	$9.58

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(f)	(0.06)	(0.08)	(0.09)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.25)		0.46	0.10	5.40	1.12	0.36

Total from investment operations	(0.25)		0.40	0.02	5.31	1.08	0.28

Less Distributions
Distributions from net realized capital gains	(1.40)		(2.06)	(1.90)	0.00	0.00	0.00

Total distributions	(1.40)		(2.06)	(1.90)	0.00	0.00	0.00

Net Asset Value, End of Period	$11.06		$12.71	$14.37	$16.25	$10.94	$9.86

Total Return (%) (b)	(1.91	)(c)	1.55	1.05	48.54	10.95	2.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.10	1.10	1.10	1.11	1.11
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.01	1.01	1.01	1.02	1.03
Ratio of net investment loss to average net assets (%)	(0.01	)(d)	(0.41)	(0.55)	(0.67)	(0.41)	(0.76)
Portfolio turnover rate (%)	25	(c)	64	56	58	74	74
Net assets, end of period (in millions)	$6.3		$6.7	$7.4	$8.7	$6.3	$6.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment loss was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $6,810,753, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$85,465,947	$0	$111,805,000

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,551,598	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$—	$—	$55,079,215	$54,710,352	$55,079,215	$54,710,352

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$37,894,857	$68,351,631	$—	$106,246,488

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Met/Artisan Mid Cap Value Portfolio returned 9.85%, 9.71%, and 9.77%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 8.87%.

MARKET ENVIRONMENT / CONDITIONS

The year started on a turbulent note as stocks moved largely in lockstep with crude oil prices, which plummeted before rallying off February lows. Areas of the market (e.g., Industrials, Energy, and Materials) that had been unloved for some time seemed to find their footing, as the strong momentum factors that have been a headwind over the last few years briefly abated. Markets had become increasingly bifurcated in recent quarters, with growing differentials between sectors and styles. In first of quarter of 2016, a number of those factors showed signs of reversing, with value outperforming growth, and cyclical sectors with greater global exposure (e.g. Industrials, Energy, Materials) outperforming non-cyclical sectors with greater U.S. exposure (e.g. Health Care, Financials). However, following the surprising news of the U.K. decision to leave the European Union (“Brexit”) in June, investors gravitated towards more stable, U.S.-centric areas of the market.

U.S. stocks advanced across the market-cap spectrum during the second quarter of 2016. The Russell Midcap Value Index was among the best performing areas, outperforming the Russell Midcap Growth Index. Gold prices extended their rally, and oil prices sustained their rebound off February lows, buoying the Energy and Materials sectors. The low-interest rate environment continued, which benefitted broadly Utilities, Consumer Staples and real estate investment trusts (“REITs), driven by investors motivated for yield and stability.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced the Russell Midcap Value Index during the period. Strong stock selection and a rebound in a number of our more cyclical exposed holdings has driven results. The uptick in gold prices boosted shares of gold miners Kinross Gold (Canada) and Goldcorp (Canada), putting them among our top performing stocks. More recently, gold price weakness made a handful of quality gold mining companies look cheap in our view. Further, both Goldcorp and Kinross have low-cost reserves and are controlling their below-industry costs.

The Portfolio’s Energy holdings as a whole were strong, with particular strength in Devon, Apache and Hess. Our process is geared toward investing in low expectation situations, which often occur in areas of the market where high levels of fear and anxiety exist. Over the past few years, fear and anxiety in energy stocks have been palpable, leading us to invest in a number of quality energy companies selling at attractive valuations. To that end, we used the dip in commodity prices in the first quarter of 2016 to build on our positions in these names. As fundamental supply and demand pressures in oil markets show signs of rebalancing, oil prices have rebounded, benefiting a number of our holdings.

Conversely, the Portfolio’s above-benchmark exposure to the index-lagging Consumer Discretionary sector was a headwind. Global macro concerns resulted in broad-based selling in the sector, and the Portfolio’s above-benchmark positioning was a headwind. In addition, some of our holdings had company-specific setbacks, putting them among our bottom individual performers.

Shares of global aircraft leasing company Air Lease also weighed on results. Concerns surrounding over-building in the industry and slowing growth in emerging markets (China in particular) have weighed on shares. The stock looks very cheap to us—it’s trading near previous trough levels—despite solid fundamentals. We believe the company is one of the best operators in the leasing space with one of the best management teams. Further, it has an investment-grade credit rating, helping mitigate financing risks while providing a competitive advantage.

During the six months ended June 30, 2016, we initiated a position in drug distribution company AmerisourceBergen, the Portfolio’s sole Health Care holding. We believe it’s an above-average business that has managed to compound value well over time. The company returns a good deal of cash flow to shareholders via dividends and share repurchases, and it has a management team financially aligned from a ROIC basis. We also increased the Portfolio’s exposure to the Consumer Discretionary sector over the period, in part through the purchase of AutoNation, a North American auto retailer. The company has a diversified portfolio of original equipment manufacturer (OEM) dealers spanning the domestic, import and luxury segments.

We were fairly active in the Energy sector during the period. We took advantage of the rebound in stock prices to exit positions in exploration and production companies Denbury Resources, SM Energy and Southwestern Energy due to concerns over their long-term financial positions.

We exited the Portfolio’s lone Consumer Staples holding Kroger during the period. The Portfolio’s exposure to the Utilities sector was reduced during the period with the sale of Edison International and SCANA Corp. In both cases, we sold on as the stock prices hit our target selling range.

As of June 30, 2016, the Portfolio was overweight the Consumer Discretionary, Information Technology, Industrials, Materials and Energy sectors. We construct our portfolios from the bottom-up without regard to the construction of the benchmark. Accordingly, we are going to be heavier in areas where we are finding more opportunities that meet our investment criteria. Conversely, the Portfolio

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

was underweight the Utilities, Financials, Consumer Staples, Health Care and Telecommunication Services sectors, as valuations in these areas of the market have broadly appeared stretched.

James C. Kieffer

Scott C. Satterwhite

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	9.85	-0.91	8.40	4.28
Class B	9.71	-1.16	8.13	4.02
Class E	9.77	-1.05	8.24	4.12
Russell Midcap Value Index	8.87	3.25	11.70	7.79

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Devon Energy Corp.	3.6
Alleghany Corp.	3.2
Apache Corp.	3.1
Arrow Electronics, Inc.	3.0
Hess Corp.	2.9
Avnet, Inc.	2.8
Air Lease Corp.	2.7
Mosaic Co. (The)	2.6
Jacobs Engineering Group, Inc.	2.6
Goldcorp, Inc.	2.5

Top Sectors

% of Net Assets
Financials	22.5
Consumer Discretionary	16.9
Industrials	15.3
Information Technology	14.1
Energy	11.4
Materials	10.6
Health Care	1.7
Utilities	1.6

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.85%	$1,000.00	$1,098.50	$4.43
	Hypothetical*	0.85%	$1,000.00	$1,020.64	$4.27

Class B	Actual	1.10%	$1,000.00	$1,097.10	$5.74
	Hypothetical*	1.10%	$1,000.00	$1,019.39	$5.52

Class E	Actual	1.00%	$1,000.00	$1,097.70	$5.22
	Hypothetical*	1.00%	$1,000.00	$1,019.89	$5.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—94.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Rockwell Collins, Inc. (a)	235,723	$20,069,456

Auto Components—1.8%
Gentex Corp. (a)	1,234,706	19,076,208

Automobiles—1.6%
Harley-Davidson, Inc. (a)	376,361	17,049,153

Banks—4.1%
Fifth Third Bancorp	1,385,289	24,367,233
M&T Bank Corp. (a)	169,852	20,081,602

		44,448,835

Chemicals—4.9%
Celanese Corp. - Series A	378,272	24,757,903
Mosaic Co. (The) (a)	1,073,184	28,095,957

		52,853,860

Construction & Engineering—5.4%
Fluor Corp.	447,918	22,073,399
Jacobs Engineering Group, Inc. (b)	549,305	27,360,882
Quanta Services, Inc. (b)	370,851	8,574,075

		58,008,356

Diversified Consumer Services—1.5%
H&R Block, Inc. (a)	699,154	16,080,542

Diversified Financial Services—1.3%
Intercontinental Exchange, Inc.	53,773	13,763,737

Electric Utilities—1.6%
OGE Energy Corp.	529,190	17,330,973

Electrical Equipment—0.5%
Hubbell, Inc.	52,941	5,583,687

Electronic Equipment, Instruments & Components—8.8%
Arrow Electronics, Inc. (b)	517,194	32,014,309
Avnet, Inc.	749,642	30,367,997
FLIR Systems, Inc.	395,269	12,233,575
Keysight Technologies, Inc. (b)	661,430	19,240,999

		93,856,880

Energy Equipment & Services—1.9%
Helmerich & Payne, Inc. (a)	210,257	14,114,552
McDermott International, Inc. (b)	1,294,253	6,393,610

		20,508,162

Health Care Providers & Services—1.7%
AmerisourceBergen Corp.	227,154	18,017,855

Insurance—15.4%
Alleghany Corp. (b)	63,320	34,799,406
Allied World Assurance Co. Holdings AG	425,861	14,964,755
Allstate Corp. (The)	303,990	21,264,100

Insurance—(Continued)
Aon plc	191,736	20,943,323
Arch Capital Group, Ltd. (b)	314,480	22,642,560
Loews Corp.	382,342	15,710,433
Progressive Corp. (The)	294,666	9,871,311
Torchmark Corp.	394,379	24,380,510

		164,576,398

Internet & Catalog Retail—4.1%
Liberty Interactive Corp. - Class A (b)	948,008	24,050,963
Liberty Ventures - Series A (b)	543,532	20,148,731

		44,199,694

Internet Software & Services—1.8%
IAC/InterActiveCorp	351,436	19,785,847

Machinery—2.4%
Joy Global, Inc. (a)	639,643	13,522,053
Kennametal, Inc.	547,596	12,107,348

		25,629,401

Media—3.3%
Omnicom Group, Inc. (a)	300,893	24,519,770
TEGNA, Inc.	473,322	10,966,871

		35,486,641

Metals & Mining—5.6%
Goldcorp, Inc.	1,413,986	27,049,552
Kinross Gold Corp. (b)	2,988,216	14,612,377
Nucor Corp.	380,359	18,793,538

		60,455,467

Multiline Retail—0.4%
Nordstrom, Inc. (a)	109,763	4,176,482

Oil, Gas & Consumable Fuels—9.5%
Apache Corp.	594,759	33,110,234
Devon Energy Corp.	1,051,912	38,131,810
Hess Corp.	511,872	30,763,507

		102,005,551

Professional Services—0.7%
ManpowerGroup, Inc.	114,361	7,357,987

Real Estate Investment Trusts—1.8%
American Capital Agency Corp.	946,341	18,756,479

Road & Rail—1.7%
Ryder System, Inc.	302,184	18,475,530

Semiconductors & Semiconductor Equipment—1.8%
Analog Devices, Inc.	336,125	19,038,120

Software—1.7%
Synopsys, Inc. (b)	331,422	17,923,302

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.7%
AutoNation, Inc. (a) (b)	373,975	$17,569,345
Bed Bath & Beyond, Inc. (a)	250,513	10,827,172

		28,396,517

Textiles, Apparel & Luxury Goods—1.6%
Coach, Inc.	414,466	16,885,345

Trading Companies & Distributors—2.7%
Air Lease Corp. (a)	1,081,751	28,969,292

Total Common Stocks (Cost $854,945,814)		1,008,765,757

Short-Term Investments—18.4%

Mutual Fund—11.9%
State Street Navigator Securities Lending MET Portfolio (c)	127,609,448	127,609,448

Repurchase Agreement—6.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $70,065,263 on 07/01/16, collateralized by $69,305,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $71,470,781.	70,065,204	70,065,204

Total Short-Term Investments (Cost $197,674,652)		197,674,652

Total Investments—112.6% (Cost $1,052,620,466) (d)		1,206,440,409
Other assets and liabilities (net)—(12.6)%		(134,948,011)

Net Assets—100.0%		$1,071,492,398

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $156,515,958 and the collateral received consisted of cash in the amount of $127,609,448 and non-cash collateral with a value of $30,962,834. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,052,620,466. The aggregate unrealized appreciation and depreciation of investments were $211,161,664 and $(57,341,721), respectively, resulting in net unrealized appreciation of $153,819,943.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,008,765,757	$—	$—	$1,008,765,757
Short-Term Investments
Mutual Fund	127,609,448	—	—	127,609,448
Repurchase Agreement	—	70,065,204	—	70,065,204
Total Short-Term Investments	127,609,448	70,065,204	—	197,674,652
Total Investments	$1,136,375,205	$70,065,204	$—	$1,206,440,409

Collateral for Securities Loaned (Liability)	$—	$(127,609,448)	$—	$(127,609,448)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,206,440,409
Cash	38,753
Receivable for:
Investments sold	501,623
Fund shares sold	43,077
Dividends and interest	1,603,742
Prepaid expenses	6,780

Total Assets	1,208,634,384
Liabilities
Collateral for securities loaned	127,609,448
Payables for:
Investments purchased	7,778,916
Fund shares redeemed	679,159
Accrued Expenses:
Management fees	718,991
Distribution and service fees	87,052
Deferred trustees’ fees	76,766
Other expenses	191,654

Total Liabilities	137,141,986

Net Assets	$1,071,492,398

Net Assets Consist of:
Paid in surplus	$931,825,422
Undistributed net investment income	5,094,114
Accumulated net realized loss	(19,247,081)
Unrealized appreciation on investments	153,819,943

Net Assets	$1,071,492,398

Net Assets
Class A	$616,219,203
Class B	377,362,976
Class E	77,910,219
Capital Shares Outstanding*
Class A	2,982,545
Class B	1,888,452
Class E	383,547
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$206.61
Class B	199.83
Class E	203.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,052,620,466.
(b)	Includes securities loaned at value of $156,515,958.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$10,141,170
Interest	11,349
Securities lending income	279,030

Total investment income	10,431,549
Expenses
Management fees	4,627,736
Administration fees	14,479
Custodian and accounting fees	47,267
Distribution and service fees—Class B	450,671
Distribution and service fees—Class E	56,365
Audit and tax services	20,230
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	65,037
Insurance	4,303
Miscellaneous	8,716

Total expenses	5,324,391
Less broker commission recapture	(15,436)

Net expenses	5,308,955

Net Investment Income	5,122,594

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(17,708,915)
Futures contracts	10,119

Net realized loss	(17,698,796)

Net change in unrealized appreciation on investments	122,120,956

Net realized and unrealized gain	104,422,160

Net Increase in Net Assets From Operations	$109,544,754

(a)	Net of foreign withholding taxes of $49,982.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,122,594	$10,844,836
Net realized gain (loss)	(17,698,796)	117,687,418
Net change in unrealized appreciation (depreciation)	122,120,956	(252,078,349)

Increase (decrease) in net assets from operations	109,544,754	(123,546,095)

From Distributions to Shareholders
Net investment income
Class A	(6,747,382)	(9,675,237)
Class B	(3,238,393)	(3,803,715)
Class E	(738,422)	(883,807)
Net realized capital gains
Class A	(67,236,609)	(102,096,957)
Class B	(42,539,350)	(52,740,847)
Class E	(8,652,798)	(10,950,952)

Total distributions	(129,152,954)	(180,151,515)

Increase (decrease) in net assets from capital share transactions	(82,440,597)	82,141,327

Total decrease in net assets	(102,048,797)	(221,556,283)

Net Assets
Beginning of period	1,173,541,195	1,395,097,478

End of period	$1,071,492,398	$1,173,541,195

Undistributed net investment income
End of period	$5,094,114	$10,695,717

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	71,910	$14,903,637	62,290	$15,437,823
Reinvestments	360,055	73,983,991	462,136	111,772,194
Redemptions	(906,493)	(206,185,713)	(208,385)	(53,210,768)

Net increase (decrease)	(474,528)	$(117,298,085)	316,041	$73,999,249

Class B
Sales	69,529	$14,946,651	68,298	$16,299,581
Reinvestments	230,328	45,777,743	240,779	56,544,562
Redemptions	(141,516)	(30,312,763)	(266,358)	(65,296,326)

Net increase	158,341	$30,411,631	42,719	$7,547,817

Class E
Sales	5,874	$1,291,044	11,486	$2,567,719
Reinvestments	46,484	9,391,220	49,674	11,834,759
Redemptions	(29,061)	(6,236,407)	(55,681)	(13,808,217)

Net increase	23,297	$4,445,857	5,479	$594,261

Increase (decrease) derived from capital shares transactions		$(82,440,597)		$82,141,327

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$213.79		$271.79	$268.60	$198.30	$179.02	$169.21

Income (Loss) from Investment Operations
Net investment income (a)	1.06		2.26	2.89	1.98	2.22	1.73
Net realized and unrealized gain (loss) on investments	19.83		(23.66)	2.25	70.60	18.92	9.78

Total from investment operations	20.89		(21.40)	5.14	72.58	21.14	11.51

Less Distributions
Distributions from net investment income	(2.56)		(3.17)	(1.95)	(2.28)	(1.86)	(1.70)
Distributions from net realized capital gains	(25.51)		(33.43)	0.00	0.00	0.00	0.00

Total distributions	(28.07)		(36.60)	(1.95)	(2.28)	(1.86)	(1.70)

Net Asset Value, End of Period	$206.61		$213.79	$271.79	$268.60	$198.30	$179.02

Total Return (%) (b)	9.85	(c)	(9.44)	1.93	36.85	11.86	6.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	(d)	0.84	0.84	0.83	0.85	0.84
Ratio of net investment income to average net assets (%)	0.98	(d)	0.91	1.07	0.84	1.17	0.97
Portfolio turnover rate (%)	18	(c)	31	25	22	23	30
Net assets, end of period (in millions)	$616.2		$739.1	$853.7	$970.0	$769.4	$731.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$207.30		$264.50	$261.50	$193.14	$174.44	$164.99

Income (Loss) from Investment Operations
Net investment income (a)	0.80		1.59	2.15	1.36	1.69	1.30
Net realized and unrealized gain (loss) on investments	19.18		(22.95)	2.21	68.77	18.44	9.47

Total from investment operations	19.98		(21.36)	4.36	70.13	20.13	10.77

Less Distributions
Distributions from net investment income	(1.94)		(2.41)	(1.36)	(1.77)	(1.43)	(1.32)
Distributions from net realized capital gains	(25.51)		(33.43)	0.00	0.00	0.00	0.00

Total distributions	(27.45)		(35.84)	(1.36)	(1.77)	(1.43)	(1.32)

Net Asset Value, End of Period	$199.83		$207.30	$264.50	$261.50	$193.14	$174.44

Total Return (%) (b)	9.71	(c)	(9.66)	1.67	36.51	11.58	6.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	(d)	1.09	1.09	1.08	1.10	1.09
Ratio of net investment income to average net assets (%)	0.76	(d)	0.66	0.82	0.59	0.92	0.75
Portfolio turnover rate (%)	18	(c)	31	25	22	23	30
Net assets, end of period (in millions)	$377.4		$358.7	$446.3	$505.0	$389.2	$383.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$210.43		$267.99	$264.86	$195.57	$176.60	$166.99

Income (Loss) from Investment Operations
Net investment income (a)	0.92		1.85	2.43	1.60	1.89	1.46
Net realized and unrealized gain (loss) on investments	19.47		(23.28)	2.25	69.65	18.68	9.62

Total from investment operations	20.39		(21.43)	4.68	71.25	20.57	11.08

Less Distributions
Distributions from net investment income	(2.18)		(2.70)	(1.55)	(1.96)	(1.60)	(1.47)
Distributions from net realized capital gains	(25.51)		(33.43)	0.00	0.00	0.00	0.00

Total distributions	(27.69)		(36.13)	(1.55)	(1.96)	(1.60)	(1.47)

Net Asset Value, End of Period	$203.13		$210.43	$267.99	$264.86	$195.57	$176.60

Total Return (%) (b)	9.77	(c)	(9.58)	1.78	36.65	11.69	6.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	(d)	0.99	0.99	0.98	1.00	0.99
Ratio of net investment income to average net assets (%)	0.86	(d)	0.76	0.91	0.68	1.01	0.83
Portfolio turnover rate (%)	18	(c)	31	25	22	23	30
Net assets, end of period (in millions)	$77.9		$75.8	$95.1	$110.8	$98.8	$104.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $70,065,204, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2016, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period May 6, 2016 through May 9, 2016, the Portfolio had bought and sold $8,747,878 in notional cost on equity index futures contracts. At June 30, 2016, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2016, the Portfolio had realized gains in the amount of $10,119 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$189,690,165	$0	$370,773,487

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$4,627,736	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,362,758	$10,076,272	$165,788,757	$—	$180,151,515	$10,076,272

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,771,120	$118,196,618	$30,382,841	$—	$159,350,579

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned -0.84% and -0.95%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned -0.69%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets posted negative returns in the six-month period ending June 30, 2016, trailing both the U.S. and emerging markets. Using the MSCI World ex-U.S. Investable Market Index (IMI) (net dividends) as a proxy, developed ex-U.S. markets returned -2.7%, as compared to +3.6% for the Russell 3000 Index and +5.7% for the MSCI Emerging Markets IMI (net dividends).

The U.S. dollar appreciated against the British pound, but depreciated against most of the major developed market currencies, particularly the Japanese yen. Overall, currency fluctuations had a positive impact on U.S. dollar-denominated returns of developed ex-U.S. equities during the period.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index) outperformed large caps (MSCI World ex-U.S. Index) by 2.3% for the six-month period. Within the MSCI World ex-U.S. IMI, Financials and Consumer Discretionary were the weakest-performing sectors, while Energy and Materials were the strongest performers.

Along the profitability dimension, the top quartile of most profitable stocks outperformed the bottom quartile of least profitable stocks among large caps and small caps (MSCI World ex-U.S. excluding Real Estate Investment Trusts (“REITs”) and Utilities) and outperformed among small caps (MSCI World ex-U.S. Small Cap, excluding REITs and Utilities).

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2016, the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (net dividends), by 0.15%. The country allocation differences in Canada and Japan detracted from relative performance, as both countries outperformed the broader index. The Portfolio’s exclusion of REITs detracted from relative performance as REITs outperformed many other sectors. Dimensional defines the small cap universe differently than does MSCI, and as a result the Portfolio had lesser allocations to Canada and Japan. The Portfolio’s greater emphasis on small cap securities, which outperformed, contributed to relative performance. The Portfolio’s greater allocations to outperforming countries Australia and Finland also contributed to relative performance. As of June 30, 2016, the Portfolio held over 3,500 securities and was diversified across both countries and sectors.

Joseph Chi

Jed Fogdall

Henry Gray

Arun Keswani

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	-0.84	-3.66	3.89	11.04
Class B	-0.95	-3.93	3.63	10.76
MSCI World ex-U.S. Small Cap Index	-0.69	-3.35	3.60	11.80

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Teleperformance SE	0.3
Genmab A/S	0.3
Halma plc	0.3
Pennon Group plc	0.3
DS Smith plc	0.3
Prysmian S.p.A.	0.3
Huhtamaki Oyj	0.3
Fisher & Paykel Healthcare Corp., Ltd.	0.2
UBISOFT Entertainment S.A.	0.2
Rightmove plc	0.2

Top Countries

% of Net Assets
Japan	24.5
United Kingdom	15.3
Canada	8.4
Australia	6.7
Germany	6.4
Switzerland	5.4
France	5.0
Italy	3.4
Sweden	3.3
Hong Kong	3.0

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.92%	$1,000.00	$991.60	$4.56
	Hypothetical*	0.92%	$1,000.00	$1,020.29	$4.62

Class B(a)	Actual	1.17%	$1,000.00	$990.50	$5.79
	Hypothetical*	1.17%	$1,000.00	$1,019.05	$5.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—6.7%
Acrux, Ltd.	41,605	$22,366
Adelaide Brighton, Ltd. (a)	197,116	823,561
AED Oil, Ltd. (b) (c) (d)	93,946	0
Ainsworth Game Technology, Ltd. (a)	51,616	83,474
Alkane Resources, Ltd. (c)	120,355	17,850
ALS, Ltd.	76,663	283,303
Altium, Ltd.	31,832	154,164
Altona Mining, Ltd. (c)	67,875	6,581
Alumina, Ltd. (a)	473,623	463,122
AMA Group, Ltd.	111,029	66,610
Ansell, Ltd.	39,937	545,826
AP Eagers, Ltd. (a)	7,774	69,430
APN News & Media, Ltd. (c)	71,247	215,095
ARB Corp., Ltd. (a)	30,444	381,627
Ardent Leisure Group	50,226	70,835
Arrium, Ltd. (b) (c) (d)	972,288	15,953
ASG Group, Ltd. (c)	91,207	61,995
AUB Group, Ltd.	25,969	195,679
Ausdrill, Ltd. (c)	110,321	60,208
Austal, Ltd.	81,889	77,295
Australian Agricultural Co., Ltd. (a) (c)	192,359	255,514
Australian Pharmaceutical Industries, Ltd.	174,311	219,566
Auswide Bank, Ltd.	9,275	35,151
Automotive Holdings Group, Ltd.	95,539	269,459
Aveo Group	44,138	104,924
AVJennings, Ltd.	10,332	4,339
AWE, Ltd. (c)	335,940	211,783
Bandanna Energy, Ltd. (a) (b) (c) (d)	179,193	0
Bank of Queensland, Ltd.	24,268	193,320
Beach Energy, Ltd.	950,434	439,525
Beadell Resources, Ltd. (c)	102,327	29,100
Bega Cheese, Ltd.	58,513	247,839
Bellamy’s Australia, Ltd. (a)	9,613	73,761
Bendigo and Adelaide Bank, Ltd.	10,665	77,355
Billabong International, Ltd. (c)	56,120	50,728
Blackmores, Ltd. (a)	5,495	542,943
Blue Sky Alternative Investments, Ltd.	5,962	36,011
BlueScope Steel, Ltd.	84,045	403,005
Bradken, Ltd. (c)	48,239	36,609
Breville Group, Ltd.	42,107	236,697
Brickworks, Ltd.	5,923	63,746
BT Investment Management, Ltd.	25,960	154,541
Burson Group, Ltd.	5,252	21,719
Buru Energy, Ltd. (c)	23,457	4,417
Cabcharge Australia, Ltd. (a)	55,813	133,584
Capral, Ltd. (c)	136,176	16,327
Cardno, Ltd. (a)	69,333	28,246
Carnarvon Petroleum, Ltd. (c)	251,902	18,981
carsales.com, Ltd. (a)	83,570	771,900
Cash Converters International, Ltd. (a)	152,939	50,553
Cedar Woods Properties, Ltd.	27,273	88,628
Challenger, Ltd.	122,977	798,329
Cleanaway Waste Management, Ltd.	693,108	417,052
Coal of Africa, Ltd. (c)	133,534	5,776
Collection House, Ltd.	19,217	15,817
Collins Foods, Ltd.	4,975	15,814
Cooper Energy, Ltd. (c)	154,883	24,921

Australia—(Continued)
Corporate Travel Management, Ltd. (a)	20,836	220,457
Credit Corp. Group, Ltd.	13,415	120,626
CSG, Ltd. (a)	66,837	74,302
CSR, Ltd.	282,278	773,501
Cudeco, Ltd. (c)	51,210	17,759
Cue Energy Resources, Ltd. (c)	171,183	10,390
Data #3, Ltd.	55,471	43,560
Decmil Group, Ltd.	56,744	30,501
Domino’s Pizza Enterprises, Ltd.	756	38,648
Downer EDI, Ltd.	238,347	684,113
DSHE Holdings, Ltd. (a) (b) (d)	85,716	0
DuluxGroup, Ltd.	165,477	782,266
DWS, Ltd.	36,847	30,808
Emeco Holdings, Ltd. (c)	314,914	7,188
Energy Resources of Australia, Ltd. (a) (c)	51,910	13,605
Energy World Corp., Ltd. (a) (c)	325,379	45,034
EQT Holdings, Ltd.	3,062	37,570
ERM Power, Ltd.	49,991	31,430
eServGlobal, Ltd. (c)	43,068	2,500
Euroz, Ltd.	23,559	13,915
Event Hospitality and Entertainment, Ltd.	38,556	418,327
Evolution Mining, Ltd.	157,414	274,415
Fairfax Media, Ltd.	967,464	677,747
Fantastic Holdings, Ltd.	1,151	1,937
Finbar Group, Ltd.	6,909	4,290
Fleetwood Corp., Ltd. (a) (c)	22,683	31,912
FlexiGroup, Ltd.	49,133	64,132
Flight Centre Travel Group, Ltd. (a)	14,871	352,780
G8 Education, Ltd. (a)	128,831	367,410
Global Construction Services, Ltd. (c)	9,380	2,658
GrainCorp, Ltd. - Class A	83,590	541,103
Grange Resources, Ltd. (c)	120,000	8,252
Greencross, Ltd.	21,334	108,170
GUD Holdings, Ltd. (a)	39,734	271,822
GWA Group, Ltd. (a)	104,458	163,973
Hansen Technologies, Ltd.	47,406	120,137
Harvey Norman Holdings, Ltd.	82,493	286,003
HFA Holdings, Ltd.	45,623	78,293
Hills, Ltd. (a) (c)	80,453	14,755
Horizon Oil, Ltd. (c)	652,736	23,058
IDM International, Ltd. (b) (c) (d)	49,237	0
Iluka Resources, Ltd. (a)	160,998	787,613
Imdex, Ltd. (c)	77,362	12,068
IMF Bentham, Ltd. (a)	49,173	55,978
Independence Group NL	99,103	244,957
Infigen Energy, Ltd. (a) (c)	282,132	212,575
Infomedia, Ltd.	131,353	56,874
Integrated Research, Ltd.	28,972	48,786
International Ferro Metals, Ltd. (b) (c) (d)	82,765	375
Invocare, Ltd.	38,500	379,215
IOOF Holdings, Ltd. (a)	103,265	607,972
Iress, Ltd.	55,170	451,502
iSelect, Ltd.	46,213	43,069
JB Hi-Fi, Ltd.	44,079	796,988
Jupiter Mines, Ltd. (b) (c) (d)	63,164	3,462
K&S Corp., Ltd.	1,802	1,792
Karoon Gas Australia, Ltd. (a) (c)	75,600	73,321

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Kingsgate Consolidated, Ltd. (a) (b) (c) (d)	121,238	$37,072
Kingsrose Mining, Ltd. (c)	83,494	9,019
MACA, Ltd.	56,351	53,192
Macmahon Holdings, Ltd. (c)	380,170	25,008
Macquarie Atlas Roads Group	181,433	704,379
Magellan Financial Group, Ltd. (a)	27,343	458,381
MaxiTRANS Industries, Ltd.	59,013	19,982
Mayne Pharma Group, Ltd. (a) (c) (d)	351,767	499,773
McMillan Shakespeare, Ltd.	29,453	302,747
McPherson’s, Ltd.	34,460	22,480
Medusa Mining, Ltd. (c)	60,972	29,182
Melbourne IT, Ltd.	36,135	47,985
Metals X, Ltd.	75,358	78,498
Metcash, Ltd. (a) (c)	369,266	527,189
Mincor Resources NL (c)	105,687	23,988
Mineral Deposits, Ltd. (c)	45,217	6,991
Mineral Resources, Ltd. (a)	41,091	258,392
MMA Offshore, Ltd. (a)	100,235	23,116
Monadelphous Group, Ltd. (a)	40,177	225,417
Morning Star Gold NL (b) (c) (d)	33,455	17
Mortgage Choice, Ltd.	48,689	70,860
Mount Gibson Iron, Ltd. (a) (c)	439,215	85,297
Myer Holdings, Ltd. (a)	355,143	298,704
MyState, Ltd.	3,899	12,025
Navitas, Ltd. (a)	96,272	397,345
New Hope Corp., Ltd.	6,285	6,699
nib holdings, Ltd.	208,017	656,578
Nick Scali, Ltd.	16,348	60,841
Nine Entertainment Co. Holdings, Ltd. (a)	18,490	14,588
Northern Star Resources, Ltd.	220,636	814,712
Nufarm, Ltd.	79,335	440,134
Orocobre, Ltd. (a) (c)	49,318	178,178
Orora, Ltd.	225,473	466,902
OrotonGroup, Ltd.	8,647	13,516
OZ Minerals, Ltd.	149,299	634,894
OzForex Group, Ltd. (a)	99,303	174,062
Pacific Brands, Ltd. (b)	472,799	408,402
Pacific Current Group, Ltd.	1,159	3,745
Pact Group Holdings, Ltd.	4,623	21,004
Paladin Energy, Ltd. (a) (c)	612,137	84,901
Panoramic Resources, Ltd. (c)	146,618	14,874
Patties Foods, Ltd.	16,945	21,672
Peet, Ltd.	88,199	61,321
Peninsula Energy, Ltd. (c)	11,352	4,137
Perpetual, Ltd.	19,256	595,877
Perseus Mining, Ltd. (c) (d)	231,401	89,438
Platinum Asset Management, Ltd.	21,691	93,997
Pluton Resources, Ltd. (b) (c) (d)	48,332	94
PMP, Ltd.	158,703	63,877
Premier Investments, Ltd.	44,992	481,015
Primary Health Care, Ltd.	244,279	723,830
Prime Media Group, Ltd.	93,371	22,004
Programmed Maintenance Services, Ltd.	95,504	126,741
Qube Holdings, Ltd. (a)	281,810	466,540
RCG Corp., Ltd. (a)	90,942	100,615
RCR Tomlinson, Ltd.	61,564	78,496
Reckon, Ltd.	36,898	40,328

Australia—(Continued)
Regis Resources, Ltd.	180,703	461,751
Reject Shop, Ltd. (The)	12,421	113,349
Resolute Mining, Ltd. (c)	248,330	238,775
Retail Food Group, Ltd. (a)	58,516	243,065
Ridley Corp., Ltd.	123,003	128,766
RungePincockMinarco, Ltd. (c)	4,190	1,282
Ruralco Holdings, Ltd.	7,095	18,037
SAI Global, Ltd.	62,244	170,487
Salmat, Ltd. (c)	45,807	14,976
Sandfire Resources NL	40,717	160,819
Saracen Mineral Holdings, Ltd. (c)	390,479	419,064
Select Harvests, Ltd. (a)	30,640	155,735
Senex Energy, Ltd. (c)	248,220	48,164
Servcorp, Ltd.	26,561	136,881
Service Stream, Ltd.	62,705	36,928
Seven Group Holdings, Ltd. (a)	15,634	70,779
Seven West Media, Ltd.	460,617	367,673
Sigma Pharmaceuticals, Ltd.	621,692	526,958
Silex Systems, Ltd. (c)	28,112	6,516
Silver Chef, Ltd.	8,241	66,034
Silver Lake Resources, Ltd. (a) (c)	112,092	43,207
Sims Metal Management, Ltd.	86,197	508,843
Sirtex Medical, Ltd.	22,520	431,165
Slater & Gordon, Ltd. (a)	116,238	34,073
SMS Management & Technology, Ltd.	35,576	43,217
Southern Cross Media Group, Ltd.	229,061	214,711
Spark Infrastructure Group	742,738	1,356,691
Specialty Fashion Group, Ltd. (c)	34,701	14,023
Spotless Group Holdings, Ltd.	23,095	19,493
St. Barbara, Ltd. (a) (c)	192,892	425,373
Star Entertainment Group, Ltd. (The)	210,220	850,146
Steadfast Group, Ltd.	71,948	106,643
Strike Energy, Ltd. (c)	182,555	15,615
Sundance Energy Australia, Ltd. (c)	197,698	15,057
Sunland Group, Ltd. (a)	40,150	42,438
Super Retail Group, Ltd. (a)	69,714	458,913
Tabcorp Holdings, Ltd.	236,852	809,812
Tassal Group, Ltd.	72,156	215,849
Technology One, Ltd.	85,252	331,186
Ten Network Holdings, Ltd. (c)	109,315	74,342
TFS Corp., Ltd. (a)	106,522	112,135
Thorn Group, Ltd.	58,154	60,524
Tiger Resources, Ltd. (a) (c)	591,241	17,774
Toro Energy, Ltd. (c)	75,052	2,524
Tox Free Solutions, Ltd.	71,737	139,209
Treasury Wine Estates, Ltd.	76,917	532,077
Troy Resources, Ltd. (c)	80,795	32,631
UGL, Ltd. (c)	29,320	47,102
Villa World, Ltd.	14,787	22,970
Village Roadshow, Ltd.	32,709	128,267
Virgin Australia Holdings, Ltd. (c)	442,369	67,907
Virgin Australia International Holding, Ltd. (b) (c) (d)	968,773	1
Virtus Health, Ltd.	37,091	191,120
Vita Group, Ltd.	18,112	55,780
Watpac, Ltd. (c)	37,999	23,311
Webjet, Ltd.	25,862	137,896

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Western Areas, Ltd. (a)	118,029	$192,735
Whitehaven Coal, Ltd. (a) (c)	121,287	99,107
WorleyParsons, Ltd.	29,059	160,166
WPP AUNZ, Ltd.	131,382	103,869

		42,983,840

Austria—1.0%
A-TEC Industries AG (a) (b) (d)	1,312	164
Agrana Beteiligungs AG (a)	1,574	163,444
ams AG (a)	29,130	806,382
Andritz AG	5,479	260,339
Austria Technologie & Systemtechnik AG	14,133	170,359
BUWOG AG (c)	12,013	277,396
CA Immobilien Anlagen AG (c)	16,824	281,379
Conwert Immobilien Invest SE (c)	20,619	330,077
DO & Co. AG	1,857	162,769
EVN AG	12,657	143,868
IMMOFINANZ AG (c)	125,781	269,246
Kapsch TrafficCom AG	2,222	83,733
Lenzing AG	3,209	296,186
Mayr Melnhof Karton AG	3,412	371,803
Oberbank AG	182	11,310
Oesterreichische Post AG (a) (c)	10,867	350,922
Palfinger AG	5,947	171,176
POLYTEC Holding AG	10,783	88,038
Porr AG	1,436	38,972
Raiffeisen Bank International AG (c)	10,194	128,304
RHI AG (a)	8,926	172,141
Rosenbauer International AG (a)	1,615	94,733
S IMMO AG (c)	35,979	335,946
S&T AG	2,389	19,316
Schoeller-Bleckmann Oilfield Equipment AG (a)	3,509	212,374
Semperit AG Holding	6,041	200,989
Strabag SE (a)	6,827	205,793
Telekom Austria AG (c)	14,924	86,607
UBM Development AG	78	2,556
UNIQA Insurance Group AG	14,804	89,183
Wienerberger AG	39,101	548,313
Zumtobel Group AG	14,277	173,272

		6,547,090

Belgium—1.9%
Ablynx NV (a) (c)	15,614	205,088
Ackermans & van Haaren NV	8,887	1,088,906
AGFA-Gevaert NV (c)	125,762	411,544
Atenor	1,089	54,709
Banque Nationale de Belgique	104	328,406
Barco NV	5,609	366,505
Bekaert S.A. (a)	11,685	504,415
bpost S.A.	6,013	153,069
Cie d’Entreprises CFE	5,563	507,097
Cie Immobiliere de Belgique S.A. (c)	1,276	67,179
D’ieteren S.A.	8,787	381,349
Dalenys (c)	1,352	12,329
Deceuninck NV (d)	49,164	121,869
Econocom Group S.A. (c)	27,496	316,672

Belgium—(Continued)
Elia System Operator S.A.	12,209	682,718
Euronav NV	30,049	277,228
EVS Broadcast Equipment S.A.	4,761	154,643
Exmar NV	10,339	73,928
Fagron (a) (c)	13,446	118,771
Galapagos NV (c)	16,401	900,131
GIMV NV	250	14,103
Ion Beam Applications	11,487	541,581
Jensen-Group NV	738	21,583
Kinepolis Group NV	8,460	377,782
Lotus Bakeries NV	118	220,282
MDxHealth (c)	5,915	24,911
Melexis NV	9,084	569,324
Nyrstar NV (a) (c) (d)	26,926	255,681
Ontex Group NV	2,421	76,528
Orange Belgium S.A. (c)	13,209	304,889
Picanol	1,699	111,067
RealDolmen NV	1,200	27,387
Recticel S.A.	24,409	138,234
Resilux NV	229	35,500
Roularta Media Group NV	1,629	46,171
Sioen Industries NV	4,097	86,011
Sipef S.A.	3,346	182,845
Tessenderlo Chemie NV (c)	19,032	648,293
ThromboGenics NV (a) (c)	9,279	32,999
Umicore S.A.	26,112	1,345,488
Van de Velde NV	2,850	189,964
Viohalco S.A. (c)	45,397	59,885

		12,037,064

Cambodia—0.1%
NagaCorp, Ltd.	458,000	305,120

Canada—8.4%
5N Plus, Inc. (c)	33,732	53,002
Absolute Software Corp.	18,754	100,306
Acadian Timber Corp. (a)	3,800	48,767
Advantage Oil & Gas, Ltd. (c)	113,630	635,016
Aecon Group, Inc. (a)	33,422	454,784
AG Growth International, Inc. (a)	5,820	184,472
AGF Management, Ltd. - Class B (a)	32,280	124,927
AGT Food & Ingredients, Inc. (a)	7,901	217,041
Aimia, Inc.	29,471	180,209
AirBoss of America Corp.	3,761	40,988
AKITA Drilling, Ltd. - Class A	2,003	12,977
Alacer Gold Corp. (c)	102,778	245,022
Alamos Gold, Inc. - Class A	95,845	824,210
Alaris Royalty Corp. (a)	8,954	198,701
Algoma Central Corp.	4,410	38,401
Algonquin Power & Utilities Corp. (a)	77,093	709,498
Alterra Power Corp. (c)	150,766	57,765
Altius Minerals Corp. (a)	9,660	80,752
Altus Group, Ltd. (a)	14,488	249,737
Andrew Peller, Ltd. - Class A	1,139	24,562
Argonaut Gold, Inc. (c)	52,825	155,374

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Asanko Gold, Inc. (c)	23,027	$88,048
Athabasca Oil Corp. (a) (c)	66,624	73,743
ATS Automation Tooling Systems, Inc. (c)	36,533	274,856
AuRico Metals, Inc. (a) (c)	42,144	33,273
AutoCanada, Inc. (a)	8,428	144,495
Avigilon Corp. (a) (c)	14,381	147,711
Axia NetMedia Corp.	22,633	73,052
B2Gold Corp. (c)	313,368	785,876
Badger Daylighting, Ltd. (a)	9,562	166,527
Ballard Power Systems, Inc. (a) (c)	5,735	7,147
Bankers Petroleum, Ltd. (c)	141,893	226,247
Baytex Energy Corp.	7,300	42,378
Bellatrix Exploration, Ltd. (a) (c)	60,265	59,241
Birchcliff Energy, Ltd. (a) (c)	58,552	311,806
Bird Construction, Inc. (a)	18,612	192,610
Black Diamond Group, Ltd.	19,812	82,655
BlackPearl Resources, Inc. (c)	117,817	94,841
BMTC Group, Inc.	5,387	52,788
Bonavista Energy Corp.	15,300	39,080
Bonterra Energy Corp. (a)	12,499	257,439
Boralex, Inc. - Class A (a)	11,154	168,093
Brookfield Real Estate Services, Inc.	800	9,276
BRP, Inc. (a) (c)	10,168	162,679
Calfrac Well Services, Ltd. (a)	22,893	68,753
Calian Group, Ltd.	2,846	43,507
Calvalley Petroleums, Inc. - Class A (c)	19,422	0
Canaccord Genuity Group, Inc.	54,653	208,129
Canacol Energy, Ltd. (c)	32,061	107,949
Canadian Energy Services & Technology Corp. (a)	70,437	221,896
Canadian Western Bank (a)	32,028	611,084
Canam Group, Inc.	22,324	225,149
Canexus Corp.	56,579	55,618
Canfor Corp. (c)	17,141	173,141
Canfor Pulp Products, Inc. (a)	15,297	122,310
CanWel Building Materials Group, Ltd.	9,304	39,752
Canyon Services Group, Inc. (a)	27,085	118,449
Capital Power Corp. (a)	43,408	647,785
Capstone Mining Corp. (c)	95,339	62,725
Cascades, Inc.	46,236	327,458
Celestica, Inc. (c)	36,485	339,448
Celestica, Inc. (U.S. Listed Shares) (c)	223	2,074
Centerra Gold, Inc.	51,685	308,042
Cequence Energy, Ltd. (c)	86,636	21,459
Cervus Equipment Corp.	2,998	26,129
China Gold International Resources Corp., Ltd. (a) (c)	54,113	98,010
Chinook Energy, Inc. (c)	27,917	11,236
Cineplex, Inc. (a)	18,036	720,072
Clairvest Group, Inc.	200	4,508
Clarke, Inc. (a)	1,614	11,368
Clearwater Seafoods, Inc.	7,044	76,222
Cogeco Communications, Inc.	1,120	58,776
Cogeco, Inc.	2,309	99,781
Colliers International Group, Inc.	12,580	429,606
Computer Modelling Group, Ltd. (a)	21,620	173,034

Canada—(Continued)
Copper Mountain Mining Corp. (a) (c)	57,011	21,623
Corby Spirit and Wine, Ltd.	3,957	62,175
Corridor Resources, Inc. (a) (c)	21,385	7,449
Corus Entertainment, Inc. - B Shares (a)	31,990	329,817
Cott Corp. (a)	2,000	27,920
Cott Corp. (Toronto Exchange)	38,179	533,699
Crew Energy, Inc. (a) (c)	69,029	310,429
Delphi Energy Corp. (a) (c)	95,850	80,867
Denison Mines Corp. (c)	247,548	136,042
Descartes Systems Group, Inc. (The) (c)	28,586	546,739
Detour Gold Corp. (c)	47,995	1,200,664
DirectCash Payments, Inc.	4,974	50,435
Dominion Diamond Corp.	23,880	211,269
Dominion Diamond Corp. (U.S. Listed Shares) (c)	9,238	81,664
Dorel Industries, Inc. - Class B	12,134	322,897
Dundee Precious Metals, Inc. (a) (c)	40,545	96,659
E-L Financial Corp., Ltd.	177	93,984
Eastern Platinum, Ltd. (a) (c)	42,003	34,462
Echelon Financial Holdings, Inc. (a)	900	8,297
EcoSynthetix, Inc. (c)	800	929
Eldorado Gold Corp.	15,555	69,952
Enbridge Income Fund Holdings, Inc. (a)	18,118	449,602
Endeavour Mining Corp. (a) (c)	16,215	275,239
Endeavour Silver Corp. (c)	37,334	146,799
EnerCare, Inc. (a)	25,125	332,550
Enerflex, Ltd.	29,289	242,120
Energy Fuels, Inc. (c)	4,125	9,291
Enghouse Systems, Ltd.	7,089	300,636
Ensign Energy Services, Inc.	51,526	289,147
Epsilon Energy, Ltd. (a) (c)	18,214	45,819
Equitable Group, Inc. (a)	3,909	169,407
Equity Financial Holdings, Inc. (c)	1,100	8,897
Essential Energy Services Trust (c)	53,526	26,930
Evertz Technologies, Ltd.	9,149	129,592
exactEarth, Ltd. (c)	7,612	8,190
Exchange Income Corp.	6,151	148,639
Exco Technologies, Ltd.	13,332	125,895
Exeter Resource Corp. (c)	11,335	14,301
EXFO, Inc. (c)	85	294
Extendicare, Inc. (a)	41,356	260,566
Fiera Capital Corp.	8,019	79,572
Firm Capital Mortgage Investment Corp. (a)	5,574	59,366
First Majestic Silver Corp. (a) (c)	51,360	697,680
First National Financial Corp. (a)	4,107	95,272
FirstService Corp. (a)	12,580	575,372
Fortress Paper, Ltd. - Class A (a) (c)	7,338	23,571
Fortuna Silver Mines, Inc. (c)	60,121	420,212
Freehold Royalties, Ltd.	1,412	13,017
Gamehost, Inc. (a)	4,952	38,330
Genesis Land Development Corp.	14,348	30,652
Genworth MI Canada, Inc. (a)	10,076	258,461
Gibson Energy, Inc. (a)	40,344	468,096
Glacier Media, Inc. (a) (c)	9,600	4,830
Gluskin Sheff & Associates, Inc.	10,533	135,907
GMP Capital, Inc.	28,336	115,366
Goeasy, Ltd.	2,000	28,469

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Golden Star Resources, Ltd. (a) (c)	73,133	$46,984
Gran Tierra Energy, Inc. (c)	99,813	335,298
Granite Oil Corp.	10,252	63,086
Great Canadian Gaming Corp. (c)	11,594	161,263
Great Panther Silver, Ltd. (a) (c)	67,206	111,321
Guyana Goldfields, Inc. (c)	37,547	269,117
Hanfeng Evergreen, Inc. (b) (c) (d)	12,100	12
Heroux-Devtek, Inc. (c)	14,606	169,581
High Liner Foods, Inc. (a)	4,107	59,923
HNZ Group, Inc.	3,031	30,499
Home Capital Group, Inc. (a)	20,814	515,859
Horizon North Logistics, Inc.	30,612	38,385
HudBay Minerals, Inc.	103,103	492,392
IAMGOLD Corp. (a) (c)	152,782	632,674
IMAX Corp. (a) (c)	21,475	633,083
Imperial Metals Corp. (c)	15,126	74,579
Indigo Books & Music, Inc. (c)	1,986	25,979
Innergex Renewable Energy, Inc. (a)	38,391	430,578
Interfor Corp. (c)	33,292	285,261
International Tower Hill Mines, Ltd. (c)	21,604	19,230
Intertape Polymer Group, Inc.	15,813	258,012
Ithaca Energy, Inc. (c)	123,116	119,118
Just Energy Group, Inc. (a)	71,937	436,539
K-Bro Linen, Inc. (a)	2,319	75,352
Katanga Mining, Ltd. (c)	26,500	3,077
Kelt Exploration, Ltd. (a) (c)	21,351	78,169
Killam Apartment Real Estate Investment Trust	2,034	19,979
Kingsway Financial Services, Inc. (a) (c)	8,765	46,812
Kinross Gold Corp. (c)	109,503	537,365
Kirkland Lake Gold, Inc. (c)	42,041	346,233
Klondex Mines, Ltd. (c)	17,647	64,062
Knight Therapeutics, Inc. (c)	4,998	32,109
Labrador Iron Ore Royalty Corp. (a)	10,800	103,741
Laurentian Bank of Canada (a)	13,206	493,098
Leon’s Furniture, Ltd.	9,639	112,882
Lightstream Resources, Ltd. (c)	108,373	15,938
Liquor Stores N.A., Ltd. (a)	12,660	89,466
Long Run Exploration, Ltd. (c)	45,123	18,162
Lucara Diamond Corp.	110,136	296,663
Lundin Mining Corp. (c)	7,972	26,903
MacDonald Dettwiler & Associates, Ltd. (a)	4,268	278,389
Magellan Aerospace Corp.	5,794	80,769
Mainstreet Equity Corp. (a) (c)	2,561	70,668
Major Drilling Group International, Inc. (a)	36,670	221,959
Mandalay Resources Corp.	87,627	80,712
Manitoba Telecom Services, Inc. (a)	9,487	278,526
Maple Leaf Foods, Inc.	34,605	739,001
Martinrea International, Inc. (a)	32,289	199,940
Maxim Power Corp. (c)	2,800	6,263
McCoy Global, Inc. (c)	4,388	6,148
Mediagrif Interactive Technologies, Inc. (a)	4,176	56,307
Medical Facilities Corp. (a)	12,861	188,941
Melcor Developments, Ltd.	3,120	34,993
Mitel Networks Corp. (c)	23,670	148,584
Morneau Shepell, Inc. (a)	13,185	181,046
MTY Food Group, Inc. (a)	5,004	168,136
Mullen Group, Ltd. (a)	37,792	412,452

Canada—(Continued)
Nautilus Minerals, Inc. (c)	134,471	11,449
Nevsun Resources, Ltd.	81,011	237,650
New Flyer Industries, Inc. (a)	17,136	533,597
New Gold, Inc. (c)	52,013	227,465
Newalta Corp.	23,919	39,805
Norbord, Inc. (a)	7,018	137,215
North American Energy Partners, Inc.	14,743	41,309
North West Co., Inc. (The) (a)	17,071	389,266
Northern Dynasty Minerals, Ltd. (c)	27,464	8,503
Northland Power, Inc. (a)	33,879	582,154
NuVista Energy, Ltd. (c)	59,117	285,987
OceanaGold Corp.	150,911	575,867
Osisko Gold Royalties, Ltd.	18,606	243,241
Ovivo, Inc. - Class A (c)	12,735	28,586
Painted Pony Petroleum, Ltd. (c)	38,738	227,280
Pan American Silver Corp.	55,071	907,087
Paramount Resources, Ltd. - Class A (c)	5,000	41,488
Parex Resources, Inc. (c)	55,359	536,043
Parkland Fuel Corp. (a)	26,463	460,662
Pason Systems, Inc.	22,516	311,263
Pengrowth Energy Corp. (a)	183,295	334,824
Petrus Resources, Ltd. (c)	1,290	1,857
PHX Energy Services Corp. (a)	12,350	25,714
Pizza Pizza Royalty Corp. (a)	6,998	79,733
Platinum Group Metals, Ltd. (a) (c)	3,208	10,777
Points International, Ltd. (c)	5,320	47,972
Polymet Mining Corp. (a) (c)	38,355	29,985
Precision Drilling Corp. (a)	82,898	439,530
Premium Brands Holdings Corp. (a)	7,879	331,760
Pretium Resources, Inc. (c)	3,500	39,173
Primero Mining Corp. (c)	70,253	146,275
Pulse Seismic, Inc. (a)	15,720	31,028
QLT, Inc. (c)	25,500	36,712
Questerre Energy Corp. - Class A (c)	83,569	12,613
Raging River Exploration, Inc. (c)	23,000	183,010
RB Energy, Inc. (c) (d)	76,741	100
Reitmans Canada, Ltd. - Class A	20,566	70,042
Richelieu Hardware, Ltd.	18,390	360,839
Richmont Mines, Inc. (c)	20,415	189,462
RMP Energy, Inc. (a) (c)	72,808	69,880
Rock Energy, Inc. (c)	14,187	9,004
Rocky Mountain Dealerships, Inc. (a)	3,738	20,369
Rogers Sugar, Inc. (a)	35,106	160,592
Russel Metals, Inc.	25,722	455,528
Sabina Gold & Silver Corp. (c)	45,006	38,668
Sandstorm Gold, Ltd. (c)	48,383	217,582
Sandvine Corp.	44,900	92,445
Savanna Energy Services Corp. (c)	34,913	44,319
Sears Canada, Inc. (c)	5,768	17,412
Secure Energy Services, Inc. (a)	55,376	378,474
SEMAFO, Inc. (c)	123,983	594,988
ShawCor, Ltd.	22,391	555,117
Sherritt International Corp. (c)	132,332	81,942
Sienna Senior Living, Inc. (a)	13,276	176,027
Sierra Wireless, Inc. (a) (c)	18,510	313,622
Silver Standard Resources, Inc. (c)	37,551	487,426
Solium Capital, Inc. (a) (c)	11,317	52,032

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Spartan Energy Corp. (c)	21,800	$57,202
Sprott Resource Corp. (c)	40,405	18,765
Sprott, Inc. (a)	56,027	111,451
Stantec, Inc. (a)	15,382	373,016
Stella-Jones, Inc. (a)	10,990	409,249
Stornoway Diamond Corp. (c)	33,687	24,771
Strad Energy Services, Ltd.	10,641	12,519
Street Capital Group, Inc. (a) (c)	5,900	5,708
Stuart Olson, Inc.	11,157	51,124
Student Transportation, Inc. (a)	27,425	140,951
SunOpta, Inc. (a) (c)	26,392	110,720
Superior Plus Corp. (a)	39,949	329,623
Surge Energy, Inc. (a)	74,075	146,206
Taseko Mines, Ltd. (c)	108,786	53,048
Tembec, Inc. (c)	32,111	26,843
Teranga Gold Corp. (c)	122,593	109,123
Teranga Gold Corp. (c)	26,882	23,016
Thompson Creek Metals Co., Inc. (c)	107,292	44,845
Timmins Gold Corp. (c)	59,665	21,937
TMX Group, Ltd.	2,627	109,293
TORC Oil & Gas, Ltd. (a)	40,624	257,840
Torex Gold Resources, Inc. (c)	29,900	53,461
Toromont Industries, Ltd.	22,483	655,025
Torstar Corp. - Class B (a)	21,453	27,232
Total Energy Services, Inc.	13,248	132,895
TransAlta Corp.	39,239	204,099
TransAlta Renewables, Inc. (a)	10,414	107,691
Transcontinental, Inc. - Class A (a)	26,130	354,144
TransForce, Inc. (a)	25,364	470,980
TransGlobe Energy Corp.	36,372	67,004
Trican Well Service, Ltd. (c)	55,663	106,419
Trilogy Energy Corp. (c)	11,476	48,588
Trinidad Drilling, Ltd.	68,873	135,406
Uni-Select, Inc. (a)	10,171	257,906
Valener, Inc. (a)	16,303	276,606
Vecima Networks, Inc.	2,500	19,699
Veresen, Inc.	46,438	393,588
Wajax Corp. (a)	7,885	91,426
Wesdome Gold Mines, Ltd. (c)	38,107	58,402
Western Energy Services Corp.	17,973	45,491
Western Forest Products, Inc.	145,247	229,346
WestJet Airlines, Ltd.	861	14,048
Westshore Terminals Investment Corp. (a)	23,388	338,705
Whistler Blackcomb Holdings, Inc.	12,342	229,272
Wi-Lan, Inc.	58,061	147,405
Winpak, Ltd. (a)	9,102	334,434
Xtreme Drilling & Coil Services Corp. (c)	11,600	23,434
Yamana Gold, Inc.	23,815	123,872
Yellow Pages, Ltd. (c)	6,975	98,906
ZCL Composites, Inc.	9,681	67,215
Zenith Epigenetics Corp. (b) (c) (d)	12,830	804

		54,035,022

China—0.0%
Bund Center Investment, Ltd.	138,000	68,563
China Chuanglian Education Group, Ltd. (c)	336,000	9,503

China—(Continued)
China Everbright Water, Ltd.	41,800	19,795

		97,861

Denmark—2.1%
ALK-Abello A/S	1,476	259,815
Alm Brand A/S	41,706	280,906
Ambu A/S - Class B (a)	9,548	397,253
Bakkafrost P/F	8,908	336,105
Bang & Olufsen A/S (a) (c)	9,221	80,901
Bavarian Nordic A/S (a) (c)	10,666	373,008
Brodrene Hartmann A/S	663	26,990
D/S Norden A/S (a) (c)	5,328	74,284
DFDS A/S	11,185	486,708
FLSmidth & Co. A/S (a)	19,649	699,702
Genmab A/S (c)	10,677	1,944,918
GN Store Nord A/S	52,383	946,456
Gronlandsbanken A/S	17	1,474
H+H International A/S - Class B (c)	1,737	17,620
Harboes Bryggeri A/S - Class B	1,454	28,019
IC Group A/S	3,209	82,626
Jeudan A/S (c)	201	21,081
Jyske Bank A/S	14,672	559,817
Matas A/S	972	16,445
NKT Holding A/S	6,820	345,641
Nordjyske Bank A/S	185	2,432
Parken Sport & Entertainment A/S (c)	2,351	21,768
PER Aarsleff Holding A/S - Class B	9,620	209,175
Ringkjoebing Landbobank A/S	2,258	462,972
Rockwool International A/S - B Shares	3,675	665,308
Royal Unibrew A/S	17,828	795,972
RTX A/S	2,568	42,404
Santa Fe Group A/S (c)	7,121	58,083
Schouw & Co.	7,785	431,004
SimCorp A/S	16,061	788,108
Solar A/S - B Shares	3,176	148,031
Spar Nord Bank A/S	32,428	261,086
Sydbank A/S (a)	26,018	655,760
TDC A/S	35,077	171,693
TK Development A/S (c)	55,316	58,062
Topdanmark A/S (c)	35,138	838,157
Tryg A/S	18,564	331,333
United International Enterprises	1,090	189,581
Vestjysk Bank A/S (c)	3,300	3,943
William Demant Holding A/S (c)	13,600	264,487
Zealand Pharma A/S (a) (c)	2,949	52,874

		13,432,002

Finland—2.8%
Ahlstrom Oyj (a)	11,406	93,348
Aktia Bank Oyj	3,139	28,549
Alma Media Oyj (c)	22,695	95,214
Amer Sports Oyj	47,651	1,308,685
Apetit Oyj	1,205	16,579
Aspo Oyj	8,414	59,993
Atria Oyj	2,604	25,861
BasWare Oyj (a) (c)	3,525	135,364

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Cargotec Oyj - B Shares (a)	12,591	$509,359
Caverion Corp. (a)	40,680	260,635
Citycon Oyj	146,997	334,515
Comptel Oyj	30,187	60,044
Cramo Oyj	9,503	196,857
Elisa Oyj	38,934	1,495,847
F-Secure Oyj (a)	35,820	106,885
Finnair Oyj (c)	35,859	166,343
Fiskars Oyj Abp (a)	17,515	317,874
HKScan Oyj - A Shares	6,704	23,061
Huhtamaki Oyj	39,536	1,643,329
Ilkka-Yhtyma Oyj	2,976	6,408
Kemira Oyj (a)	41,153	491,704
Kesko Oyj - A Shares	494	19,474
Kesko Oyj - B Shares (a)	24,862	1,058,213
Konecranes Oyj (a)	16,662	419,932
Lassila & Tikanoja Oyj (a)	14,630	270,086
Lemminkainen Oyj	5,098	73,554
Metsa Board Oyj	122,603	621,420
Metso Oyj (a)	23,954	566,004
Munksjo Oyj (c)	6,311	66,568
Nokian Renkaat Oyj	40,917	1,461,569
Olvi Oyj - A Shares	6,303	176,782
Oriola-KD Oyj - B Shares (a)	70,822	320,512
Orion Oyj - Class A	14,181	532,785
Orion Oyj - Class B	32,754	1,272,370
Outokumpu Oyj (a) (c)	102,277	428,711
Outotec Oyj (a) (c)	52,402	236,919
PKC Group Oyj (a)	7,624	143,738
Ponsse Oyj	3,208	81,578
Poyry Oyj (a) (c)	14,295	47,730
Raisio Oyj - V Shares	58,833	252,742
Ramirent Oyj	41,687	319,727
Rapala VMC Oyj	8,902	43,353
Saga Furs Oyj	70	1,091
Sanoma Oyj (a)	31,912	187,649
Sponda Oyj	6,864	29,764
Stockmann Oyj Abp - B Shares (a) (c)	11,956	68,999
Talvivaara Mining Co. plc (a) (b) (c) (d)	286,881	1,815
Technopolis Oyj	44,123	173,912
Teleste Oyj	772	7,276
Tieto Oyj	21,736	595,814
Tikkurila Oyj	14,683	266,254
Uponor Oyj	19,661	309,590
Vaisala Oyj - A Shares	4,116	129,515
Valmet Oyj	12,429	165,447
YIT Oyj (a)	33,084	237,680

		17,965,027

France—5.0%
ABC Arbitrage	4,710	32,803
Actia Group	5,737	33,681
Air France-KLM (a) (c)	74,648	478,196
Akka Technologies S.A.	3,864	119,343
Albioma S.A.	12,855	198,020
Altamir Amboise	9,152	102,387

France—(Continued)
Alten S.A.	9,511	562,191
Altran Technologies S.A. (c)	70,704	948,748
APRIL S.A.	9,077	116,492
Arkema S.A.	13,227	1,020,718
Assystem	5,996	151,212
Aubay	1,785	40,807
Axway Software S.A.	2,132	48,984
Bastide le Confort Medical	590	12,604
Beneteau S.A. (a)	17,061	163,478
BioMerieux	4,066	552,229
Boiron S.A.	2,738	214,077
Bonduelle SCA	7,722	185,967
Burelle S.A.	184	158,256
Catering International Services	541	8,032
Cegedim S.A. (c)	2,929	89,405
Cegid Group S.A.	3,132	210,757
Chargeurs S.A.	7,816	86,446
Cie des Alpes	3,241	67,043
Derichebourg S.A.	31,305	80,214
Devoteam S.A.	4,902	233,525
Edenred	22,732	469,030
Electricite de Strasbourg S.A.	88	8,572
Elior Participations SCA	561	12,258
Eramet (c)	1,499	49,493
Esso S.A. Francaise (c)	1,341	59,420
Etablissements Maurel et Prom (a) (c)	26,859	86,881
Euler Hermes Group	2,457	206,684
Eurofins Scientific SE	3,384	1,257,967
Exel Industries - A Shares	618	54,412
Faiveley Transport S.A.	3,418	334,171
Faurecia	31,687	1,017,631
Fimalac	59	6,489
Fleury Michon S.A.	461	29,667
Futuren S.A. (c)	38,489	30,309
Gaztransport Et Technigaz S.A. (a)	3,026	92,989
GEA	165	14,631
GL Events	3,648	60,879
Groupe Crit	1,538	102,602
Groupe Flo (c)	5,857	5,988
Groupe Fnac S.A. (c)	2,761	149,921
Groupe Gorge (a)	1,266	28,823
Groupe Open	722	13,976
Guerbet	2,652	162,385
Haulotte Group S.A.	7,115	108,535
Havas S.A.	6,455	50,113
HERIGE SADCS	235	5,544
HiPay Group S.A. (c)	1,527	20,164
Imerys S.A.	2,714	173,401
Interparfums S.A.	4,802	120,557
Ipsen S.A.	13,044	804,061
IPSOS	12,134	344,777
Jacquet Metal Service	7,386	97,566
Korian S.A.	23,784	770,173
Lagardere SCA	51,526	1,130,917
Lanson-BCC	15	499
Laurent-Perrier	1,367	100,721

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Le Noble Age (c)	1,488	$47,912
Lectra	8,395	129,088
Linedata Services	341	15,514
LISI	11,625	295,769
Maisons France Confort S.A.	1,754	78,570
Manitou BF S.A.	4,534	69,336
Manutan International	589	31,843
Mersen	8,985	136,792
METabolic EXplorer S.A. (c)	6,035	11,169
Metropole Television S.A.	21,233	354,329
MGI Coutier	4,744	108,029
Mr. Bricolage	601	9,019
Naturex (c)	2,358	187,577
Neopost S.A.	12,528	290,228
Nexans S.A. (c)	10,974	462,338
Nexity S.A. (c)	12,502	637,248
NRJ Group (c)	12,040	127,056
Oeneo S.A.	1,467	12,375
Onxeo S.A. (c)	4,566	13,028
Orpea	15,896	1,308,695
Parrot S.A. (a) (c)	2,647	36,996
Pierre & Vacances S.A. (c)	3,103	133,317
Plastic Omnium S.A.	34,713	975,981
Rallye S.A. (a)	8,372	145,073
Recylex S.A. (c)	8,543	21,449
Rexel S.A.	33,040	417,131
Robertet S.A.	14	4,353
Rubis SCA	16,453	1,261,575
Saft Groupe S.A.	16,451	666,581
Samse S.A.	107	14,606
Sartorius Stedim Biotech	8,628	585,502
Savencia S.A.	3,042	185,774
SEB S.A.	6,523	786,386
Seche Environnement S.A.	1,555	48,097
Sequana S.A. (c)	10,224	23,767
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (c)	16	536
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	9,430
Societe Television Francaise 1	52,277	559,477
Soitec (a) (c)	137,549	83,281
Solocal Group (a) (c)	16,327	39,760
Somfy S.A.	202	71,743
Sopra Steria Group (a)	6,938	720,070
Spir Communication S.A. (c)	848	5,003
Ste Industrielle d’Aviation Latecoere S.A. (c)	26,469	100,464
STEF S.A.	1,145	81,027
Store Electronic (c)	715	17,160
Sword Group	3,419	92,340
Synergie S.A.	4,419	126,249
Technicolor S.A.	88,305	547,839
Technip S.A.	19,522	1,061,748
Teleperformance SE	23,996	2,070,329
Tessi S.A.	895	133,365
TFF Group	308	30,874
Thermador Groupe	1,043	90,158
Total Gabon	324	47,859

France—(Continued)
Touax S.A. (c)	1,463	16,919
Trigano S.A.	5,078	293,841
UBISOFT Entertainment S.A. (c)	41,482	1,526,369
Union Financiere de France BQE S.A.	1,659	43,168
Valneva SE (a) (c)	15,386	35,800
Vetoquinol S.A.	1,341	54,673
Vicat S.A. (a)	5,373	304,629
VIEL & Cie S.A.	4,205	16,122
Vilmorin & Cie S.A.	2,684	173,935
Virbac S.A. (a) (c)	1,586	288,578
Vranken-Pommery Monopole S.A.	958	24,120

		32,197,190

Germany—6.2%
Aareal Bank AG	32,420	1,021,959
Adler Modemaerkte AG	2,828	22,642
ADVA Optical Networking SE (c)	13,833	118,335
Air Berlin plc (a) (c)	15,003	11,672
AIXTRON SE (a) (c)	30,799	186,953
Allgeier SE	2,942	53,911
Amadeus Fire AG	2,298	145,924
Aurubis AG	14,317	648,815
Axel Springer SE	10,274	538,406
Basler AG	236	12,811
Bauer AG	4,696	64,591
BayWa AG (a)	5,731	172,031
BayWa AG	305	10,318
Bechtle AG	9,570	1,005,148
Bertrandt AG (a)	1,677	164,124
Bijou Brigitte AG	1,603	105,834
Bilfinger SE (c)	3,381	99,094
Biotest AG (a)	4,221	78,640
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	30,779	138,307
CANCOM SE	7,824	388,735
Carl Zeiss Meditec AG	10,600	428,655
CENIT AG	5,981	125,611
CENTROTEC Sustainable AG	3,158	46,162
Cewe Stiftung & Co. KGaA	3,145	227,903
Clere AG	1,425	39,889
Comdirect Bank AG	13,399	136,897
CompuGroup Medical SE	8,932	371,426
Constantin Medien AG (c)	15,941	49,632
CropEnergies AG (c)	9,235	52,239
CTS Eventim AG & Co. KGaA	18,228	554,546
Data Modul AG	138	6,562
DEAG Deutsche Entertainment AG (c)	2,049	7,300
Delticom AG	1,562	26,971
Deutsche Beteiligungs AG	2,815	82,572
Deutsche Euroshop AG (a)	6,047	276,473
Deutz AG	35,346	145,462
Dialog Semiconductor plc (a) (c)	22,851	687,777
DIC Asset AG	7,859	73,806
DMG Mori AG	19,092	897,170
Dr. Hoenle AG	2,084	52,502
Draegerwerk AG & Co. KGaA	1,062	58,813

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Drillisch AG (a)	19,029	$729,593
Duerr AG	8,529	648,241
Eckert & Ziegler AG	1,629	35,805
Elmos Semiconductor AG	7,336	90,351
ElringKlinger AG (a)	11,206	219,387
Euromicron AG (c)	2,048	20,277
Evotec AG (c)	24,706	104,445
Fielmann AG	4,101	299,757
Francotyp-Postalia Holding AG	3,300	14,234
Fraport AG Frankfurt Airport Services Worldwide (a)	3,441	183,839
Freenet AG	53,475	1,376,096
FUCHS Petrolub SE	5,665	203,883
Gerresheimer AG	9,821	754,396
Gerry Weber International AG (a)	9,842	114,669
Gesco AG	1,521	121,005
GFK SE	7,937	317,138
GFT Technologies SE	9,142	181,665
Grammer AG	7,596	305,918
GRENKE AG	2,621	458,567
H&R AG (c)	4,113	55,703
Hamburger Hafen und Logistik AG	8,624	128,770
Heidelberger Druckmaschinen AG (a) (c)	153,682	424,994
Hella KGaA Hueck & Co.	940	30,087
HOCHTIEF AG	1,291	166,301
HolidayCheck Group AG (c)	1,815	4,749
Hornbach Baumarkt AG	1,543	42,008
Indus Holding AG	13,812	641,340
Init Innovation In Traffic Systems AG	1,794	26,024
Isra Vision AG	2,083	169,130
Jenoptik AG	19,047	313,446
K&S AG (a)	15,831	324,811
KION Group AG	16,541	800,085
Kloeckner & Co. SE (c)	38,909	429,721
Koenig & Bauer AG (c)	4,373	222,258
Kontron AG (a) (c)	21,842	68,189
Krones AG	5,091	538,446
KSB AG	103	36,047
KUKA AG	8,843	1,047,216
KWS Saat SE	949	313,781
LANXESS AG	31,725	1,386,335
LEG Immobilien AG (c)	15,885	1,484,665
Leifheit AG	945	57,266
Leoni AG (a)	12,471	340,194
LPKF Laser & Electronics AG (a) (c)	5,852	41,711
Manz AG (a) (c)	1,272	47,101
Medigene AG (c)	3,423	25,281
MLP AG	20,985	74,878
MTU Aero Engines AG	14,899	1,393,778
MVV Energie AG	1,668	36,865
Nemetschek SE	12,828	690,960
Nexus AG	2,764	52,444
Nordex SE (c)	23,261	656,659
Norma Group SE	10,781	508,941
OHB SE	2,315	46,033
OSRAM Licht AG	21,899	1,131,735
Paion AG (c)	12,581	29,504

Germany—(Continued)
Patrizia Immobilien AG (c)	15,957	382,944
Pfeiffer Vacuum Technology AG	4,085	382,475
PNE Wind AG (a)	24,548	57,799
Progress-Werk Oberkirch AG	822	30,791
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	2,118	29,742
Puma SE (a)	549	122,747
PVA TePla AG (c)	3,358	9,400
QSC AG (a)	26,632	33,632
R Stahl AG	1,594	55,187
Rational AG	1,017	469,349
Rheinmetall AG	12,940	764,215
Rhoen Klinikum AG	32,246	946,268
RIB Software AG (a)	1,026	9,960
SAF-Holland S.A.	31,896	352,613
Salzgitter AG	12,083	318,387
Schaltbau Holding AG	2,118	108,208
SGL Carbon SE (a) (c)	18,022	196,791
SHW AG	2,013	59,961
Sixt SE (a)	9,652	497,387
SMA Solar Technology AG (a)	3,992	195,923
SMT Scharf AG (c)	831	9,723
Softing AG	1,971	23,379
Software AG	20,357	690,645
Solarworld AG (c)	348	2,511
Stada Arzneimittel AG	19,797	1,020,535
STRATEC Biomedical AG	1,697	98,007
Stroeer SE & Co. KGaA (a)	8,451	386,795
Suedzucker AG	26,310	578,796
Surteco SE	1,501	34,194
Suss Microtec AG (c)	6,216	46,792
TAG Immobilien AG (a)	39,448	517,459
Takkt AG	11,656	229,419
Technotrans AG	3,008	57,752
TLG Immobilien AG	2,015	42,313
Tom Tailor Holding AG (c)	6,389	24,321
VERBIO Vereinigte BioEnergie AG	2,621	15,489
Vossloh AG (a) (c)	4,905	302,733
VTG AG (a)	5,545	160,164
Wacker Chemie AG	2,424	211,768
Wacker Neuson SE	10,071	155,508
Washtec AG	3,397	118,610
Wincor Nixdorf AG (c)	10,359	554,218
XING AG	1,097	208,392

		39,816,642

Hong Kong—3.0%
Agritrade Resources, Ltd.	135,000	26,462
Alco Holdings, Ltd.	136,000	64,252
Allan International Holdings	70,000	20,211
Allied Group, Ltd. (a)	22,000	112,863
Allied Properties HK, Ltd.	1,466,024	274,399
Anxian Yuan China Holdings, Ltd. (c)	420,000	7,253
Apac Resources, Ltd. (c)	472,173	7,262
APT Satellite Holdings, Ltd.	164,250	115,004
Arts Optical International Holdings, Ltd.	16,000	6,228

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Asia Financial Holdings, Ltd.	300,000	$182,204
Asia Satellite Telecommunications Holdings, Ltd.	58,500	83,699
Asia Standard International Group, Ltd.	370,000	68,841
ASM Pacific Technology, Ltd.	26,600	191,568
Associated International Hotels, Ltd.	14,000	37,896
Aupu Group Holding Co., Ltd.	198,000	66,275
Auto Italia Holdings (a) (c)	175,000	3,643
Bel Global Resources Holdings, Ltd. (b) (c) (d)	520,000	0
Bonjour Holdings, Ltd.	615,000	27,022
Bossini International Holdings, Ltd.	302,000	19,090
Bright Smart Securities & Commodities Group, Ltd.	96,000	28,259
Brockman Mining, Ltd. (a) (c)	2,516,770	29,008
Burwill Holdings, Ltd. (c)	1,566,000	50,187
Cafe de Coral Holdings, Ltd.	134,000	419,896
Century City International Holdings, Ltd.	616,000	36,848
Champion Technology Holdings, Ltd. (c)	1,233,093	16,904
Chen Hsong Holdings	150,000	29,002
Cheuk Nang Holdings, Ltd.	91,630	70,275
Chevalier International Holdings, Ltd.	75,139	120,564
China Billion Resources, Ltd. (c)	238,000	1,074
China Energy Development Holdings, Ltd. (c)	3,670,000	49,134
China Flavors & Fragrances Co., Ltd.	71,446	24,346
China Infrastructure Investment, Ltd. (c)	626,000	5,317
China Metal International Holdings, Inc.	198,000	63,897
China Public Procurement, Ltd. (a) (c)	1,260,000	18,044
China Smarter Energy Group Holdings, Ltd. (a) (c)	168,000	12,165
China Solar Energy Holdings, Ltd. (b) (c) (d)	162,000	705
China Star Entertainment, Ltd. (c)	126,000	11,052
China Strategic Holdings, Ltd. (c)	2,032,500	53,187
China Ting Group Holdings, Ltd. (c)	318,550	14,604
Chinney Investment, Ltd.	8,000	1,819
Chow Sang Sang Holdings International, Ltd.	119,000	211,020
Chu Kong Shipping Enterprises Group Co., Ltd.	154,000	39,767
Chuang’s China Investments, Ltd.	511,500	23,426
Chuang’s Consortium International, Ltd.	446,357	86,860
CITIC Telecom International Holdings, Ltd.	467,000	176,840
CK Life Sciences International Holdings, Inc.	1,594,000	144,403
CNQC International Holdings, Ltd.	12,500	5,016
CNT Group, Ltd.	246,000	14,325
Continental Holdings, Ltd. (c)	220,000	3,117
CP Lotus Corp. (c)	1,750,000	31,129
Crocodile Garments (c)	216,000	19,857
Cross-Harbour Holdings, Ltd. (The) (a)	119,000	162,101
CSI Properties, Ltd.	3,194,023	115,518
Dah Sing Banking Group, Ltd.	172,671	321,113
Dah Sing Financial Holdings, Ltd.	66,260	408,876
Dan Form Holdings Co., Ltd.	287,000	74,579
Dickson Concepts International, Ltd.	131,000	45,173
Eagle Nice International Holdings, Ltd.	120,000	28,306
EcoGreen International Group, Ltd.	118,800	22,595
Emperor Capital Group, Ltd.	540,000	48,264
Emperor Entertainment Hotel, Ltd.	235,000	56,570
Emperor International Holdings, Ltd.	565,250	113,874

Hong Kong—(Continued)
Emperor Watch & Jewellery, Ltd. (c)	1,520,000	33,303
ENM Holdings, Ltd. (c)	556,000	31,360
EPI Holdings, Ltd. (c)	586,800	11,022
Esprit Holdings, Ltd. (a) (c)	833,950	622,777
eSun Holdings, Ltd. (c)	400,000	29,971
Fairwood Holdings, Ltd.	34,500	133,377
Far East Consortium International, Ltd.	654,356	207,576
First Pacific Co., Ltd.	18,000	13,037
Fountain SET Holdings, Ltd.	422,000	49,620
Future Bright Holdings, Ltd.	156,000	15,120
G-Resources Group, Ltd.	11,842,800	223,023
GCL New Energy Holdings, Ltd. (a) (c)	1,146,000	49,646
Get Nice Financial Group, Ltd. (c)	64,350	9,099
Get Nice Holdings, Ltd.	2,574,000	88,334
Giordano International, Ltd.	536,000	248,712
Global Brands Group Holding, Ltd. (c)	466,000	41,526
Glorious Sun Enterprises, Ltd.	393,000	48,802
Gold Peak Industries Holdings, Ltd.	277,714	27,281
Golden Resources Development International, Ltd.	370,000	19,550
Great Eagle Holdings, Ltd.	10,000	40,136
Guangnan Holdings, Ltd.	264,000	28,990
Guotai Junan International Holdings, Ltd. (a)	503,600	172,762
Haitong International Securities Group, Ltd. (a)	421,969	256,258
Hanison Construction Holdings, Ltd. (a)	148,009	23,511
Hao Tian Development Group, Ltd. (c)	858,000	55,092
Harbour Centre Development, Ltd.	88,000	151,263
Hi-Level Technology Holdings, Ltd.	10,080	546
HKR International, Ltd.	405,600	167,007
Hon Kwok Land Investment Co., Ltd.	140,000	53,838
Hong Kong Aircraft Engineering Co., Ltd. (a)	8,800	56,319
Hong Kong Ferry Holdings Co., Ltd.	22,000	24,679
Hong Kong Television Network, Ltd. (c)	165,000	29,288
Hongkong & Shanghai Hotels (The)	21,000	21,463
Hongkong Chinese, Ltd.	866,000	156,956
Hopewell Holdings, Ltd.	51,500	163,822
Hsin Chong Construction Group, Ltd. (a)	918,000	87,731
Hung Hing Printing Group, Ltd.	252,000	30,533
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	176,252
I-CABLE Communications, Ltd. (c)	177,000	14,136
Imagi International Holdings, Ltd. (c)	480,600	14,955
International Standard Resources Holdings, Ltd. (c)	1,782,000	28,038
iOne Holdings, Ltd. (c)	960,000	22,343
IPE Group, Ltd.	285,000	62,560
IRC, Ltd. (c)	760,000	12,268
IT, Ltd.	278,000	82,701
ITC Properties Group, Ltd.	99,556	40,090
Jinhui Holdings Co., Ltd. (c)	70,000	8,121
Johnson Electric Holdings, Ltd.	106,875	238,862
K Wah International Holdings, Ltd. (a)	617,788	308,153
Kader Holdings Co., Ltd.	264,000	22,510
Kam Hing International Holdings, Ltd.	196,000	13,702
Kantone Holdings, Ltd. (c)	93,000	8,151
Keck Seng Investments	72,000	57,838
Kerry Logistics Network, Ltd.	33,500	43,283

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Kingmaker Footwear Holdings, Ltd.	102,000	$22,836
Kowloon Development Co., Ltd.	159,000	151,991
L’sea Resources International Holdings, Ltd. (c)	360,000	7,219
Lai Sun Development Co., Ltd.	6,835,666	106,076
Lai Sun Garment International, Ltd.	498,800	64,294
Lam Soon Hong Kong, Ltd.	15,000	14,993
Landsea Green Properties Co., Ltd.	120,000	9,753
Lifestyle International Holdings, Ltd.	161,500	271,708
Lippo China Resources, Ltd.	2,106,000	58,040
Lippo, Ltd.	122,000	71,076
Lisi Group Holdings, Ltd. (c)	562,000	45,713
Liu Chong Hing Investment, Ltd.	86,000	101,601
Luen Thai Holdings, Ltd.	116,000	16,886
Luk Fook Holdings International, Ltd. (a)	135,000	300,519
Luks Group Vietnam Holdings Co., Ltd.	68,000	23,329
Lung Kee Bermuda Holdings	116,000	29,992
Magnificent Hotel Investment, Ltd.	1,310,000	29,852
Man Wah Holdings, Ltd.	291,600	419,810
Mason Financial Holdings, Ltd. (c)	2,250,000	87,554
Matrix Holdings, Ltd.	36,000	14,385
Melco International Development, Ltd. (a)	114,000	107,595
Midland Holdings, Ltd. (c)	302,000	83,292
Ming Fai International Holdings, Ltd.	145,000	16,805
Miramar Hotel & Investment	12,000	20,224
National Electronic Holdings, Ltd.	182,600	21,294
Neo-Neon Holdings, Ltd. (c)	322,500	43,750
NetMind Financial Holdings, Ltd. (c)	8,984,000	98,262
New Century Group Hong Kong, Ltd.	912,000	14,508
New Times Energy Corp., Ltd. (c)	306,300	6,401
Newocean Energy Holdings, Ltd. (a)	488,000	160,707
Next Digital, Ltd.	414,000	21,360
Nine Express, Ltd. (c)	216,000	12,111
Noble Group, Ltd. (a) (c)	588,600	88,524
O Luxe Holdings, Ltd. (c)	648,000	49,721
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (c)	375,882	22,081
Orient Overseas International, Ltd.	33,000	113,815
Oriental Watch Holdings (a)	271,600	32,365
Pacific Andes International Holdings, Ltd. (b) (c) (d)	1,819,984	25,688
Pacific Basin Sh ipping, Ltd. (a) (c)	656,000	62,829
Pacific Textiles Holdings, Ltd.	187,000	234,001
Paliburg Holdings, Ltd.	328,000	92,199
Paradise Entertainment, Ltd. (a) (c)	168,000	25,964
Pearl Oriental Oil, Ltd. (c)	404,000	15,679
Perfect Shape Beauty Technology, Ltd.	108,000	10,546
Pico Far East Holdings, Ltd.	468,000	132,376
Playmates Holdings, Ltd.	56,000	72,976
Playmates Toys, Ltd.	236,000	44,367
Polytec Asset Holdings, Ltd.	565,000	37,158
Public Financial Holdings, Ltd.	166,000	71,675
PYI Corp., Ltd.	2,140,366	43,420
Regal Hotels International Holdings, Ltd.	424,000	208,737
Rivera Holdings, Ltd.	20,000	1,125
Sa Sa International Holdings, Ltd. (a)	410,666	162,628
SAS Dragon Holdings, Ltd.	140,000	22,039

Hong Kong—(Continued)
SEA Holdings, Ltd.	94,000	227,591
Shangri-La Asia, Ltd.	42,000	42,349
Shenwan Hongyuan HK, Ltd.	172,500	88,448
Shun Ho Technology Holdings, Ltd.	21,615	7,406
Shun Tak Holdings, Ltd.	701,500	222,399
Silver Base Group Holdings, Ltd. (c)	422,000	59,062
Sing Tao News Corp., Ltd.	276,000	35,048
Singamas Container Holdings, Ltd.	786,000	75,196
SIS International Holdings	16,000	8,043
Sitoy Group Holdings, Ltd.	111,000	44,152
Skyway Securities Group, Ltd. (c)	750,000	22,815
SmarTone Telecommunications Holdings, Ltd.	142,388	255,084
SOCAM Development, Ltd. (c)	179,876	83,980
Solomon Systech International, Ltd. (c)	920,000	38,653
Soundwill Holdings, Ltd.	50,000	81,941
South China Holdings Co., Ltd. (c) (d)	992,000	67,769
Stella International Holdings, Ltd. (a)	161,500	285,006
Stelux Holdings International, Ltd.	260,500	19,866
Success Universe Group, Ltd. (c)	240,000	4,959
Sun Hing Vision Group Holdings, Ltd.	42,000	14,888
Sun Hung Kai & Co., Ltd.	322,440	189,968
Sunwah Kingsway Capital Holdings, Ltd.	310,000	5,308
TAI Cheung Holdings, Ltd.	232,000	191,425
Tan Chong International, Ltd.	63,000	19,895
Tao Heung Holdings, Ltd. (a)	204,000	48,322
Taung Gold International, Ltd. (b) (c)	700,000	6,137
Television Broadcasts, Ltd.	123,500	424,122
Texwinca Holdings, Ltd.	300,000	222,927
Titan Petrochemicals Group, Ltd. (b) (c) (d)	1,000,000	64
Tradelink Electronic Commerce, Ltd.	256,000	51,776
Transport International Holdings, Ltd.	132,000	346,079
Trinity, Ltd. (c)	466,000	33,097
TSC Group Holdings, Ltd. (c)	216,000	30,634
Tsui Wah Holdings, Ltd.	40,000	6,568
United Laboratories International Holdings, Ltd. (The) (c)	241,000	95,421
Universal Technologies Holdings, Ltd. (c)	120,000	5,632
Up Energy Development Group, Ltd. (b) (c)	92,000	1,491
Upbest Group, Ltd.	8,000	2,258
Value Convergence Holdings, Ltd. (c)	104,000	14,723
Value Partners Group, Ltd. (a)	189,000	175,361
Varitronix International, Ltd.	137,000	72,415
Vedan International Holdings, Ltd.	296,000	23,473
Victory City International Holdings, Ltd. (a)	813,270	40,987
Vitasoy International Holdings, Ltd. (a)	358,000	650,849
VS International Group, Ltd. (c)	160,000	8,491
VST Holdings, Ltd.	487,200	139,405
VTech Holdings, Ltd.	35,300	372,836
Wai Kee Holdings, Ltd.	54,000	16,079
Win Hanverky Holdings, Ltd.	332,000	57,591
Winfull Group Holdings, Ltd. (c)	528,000	12,972
Wing On Co. International, Ltd.	46,000	133,281
Wing Tai Properties, Ltd.	280,000	154,348
Xinyi Automobile Glass Hong Kong Enterprises, Ltd. (c) (d)	103,250	36,200
Xinyi Glass Holdings, Ltd.	826,000	608,992
Yeebo International Holdings, Ltd.	158,000	43,135

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
YGM Trading, Ltd.	46,000	$23,836
Yugang International, Ltd.	1,466,000	24,275

		19,099,358

Ireland—0.8%
C&C Group plc	149,205	584,529
FBD Holdings plc (c)	10,350	66,075
Glanbia plc	37,294	703,729
Grafton Group plc	88,160	584,237
Greencore Group plc	238,369	978,052
IFG Group plc	44,002	104,343
Independent News & Media plc (c)	35,056	5,471
Irish Continental Group plc	22,664	106,045
Kingspan Group plc	54,781	1,185,434
Paddy Power Betfair plc	397	41,757
Smurfit Kappa Group plc	11,491	254,710
UDG Healthcare plc	104,367	821,895

		5,436,277

Isle of Man—0.1%
GVC Holdings plc	61,038	459,812

Israel—0.8%
ADO Group, Ltd. (c)	855	11,507
Africa Israel Investments, Ltd. (c)	64,935	17,533
Africa Israel Properties, Ltd.	4,653	71,849
Africa Israel Residences, Ltd.	880	14,841
Airport City, Ltd. (c)	25,014	245,069
Allot Communications, Ltd. (c)	10,216	49,542
Alrov Properties and Lodgings, Ltd.	5,057	101,107
Amot Investments, Ltd.	25,066	102,358
Ashtrom Properties, Ltd.	3,392	10,536
AudioCodes, Ltd. (c)	13,306	55,387
Avgol Industries 1953, Ltd.	9,099	10,124
Azorim-Investment Development & Construction Co., Ltd. (c)	23,712	20,796
Bayside Land Corp.	205	69,932
Big Shopping Centers, Ltd.	1,031	60,272
BioLine RX, Ltd. (c)	2,565	2,059
Blue Square Real Estate, Ltd.	738	24,235
Cellcom Israel, Ltd. (c)	13,058	87,524
Ceragon Networks, Ltd. (c)	14,799	23,724
Clal Biotechnology Industries, Ltd. (c)	17,579	12,754
Clal Insurance Enterprises Holdings, Ltd. (c)	7,114	71,853
Cohen Development & Industrial Buildings, Ltd. (c)	305	6,345
Compugen, Ltd. (c)	14,846	94,184
Delek Automotive Systems, Ltd.	10,535	88,364
Delta-Galil Industries, Ltd.	4,030	107,929
Direct Insurance Financial Investments, Ltd.	5,783	41,458
El Al Israel Airlines	37,740	25,019
Electra Consumer Products 1970, Ltd. (c)	1,236	12,182
Electra, Ltd.	652	80,403
Elron Electronic Industries, Ltd. (c)	7,585	33,350
Energix-Renewable Energies, Ltd.	13,559	9,351
Equital, Ltd. (c)	550	9,110

Israel—(Continued)
Evogene, Ltd. (c)	5,090	31,809
First International Bank of Israel, Ltd.	8,900	109,194
FMS Enterprises Migun, Ltd.	910	19,632
Formula Systems 1985, Ltd.	2,591	84,170
Fox Wizel, Ltd.	1,475	18,604
Frutarom Industries, Ltd.	3,004	138,980
Gilat Satellite Networks, Ltd. (c)	4,881	20,755
Hadera Paper, Ltd. (c)	1,104	32,204
Harel Insurance Investments & Financial Services, Ltd.	43,597	152,576
Hilan, Ltd.	1,413	18,869
IDI Insurance Co., Ltd.	441	20,799
Industrial Buildings Corp., Ltd.	39,465	39,805
Israel Discount Bank, Ltd. - Class A (c)	134,749	232,462
Israel Land Development Co., Ltd. (The)	3,950	18,938
Jerusalem Oil Exploration (c)	4,736	184,332
Kamada, Ltd. (c)	11,729	43,232
Kerur Holdings, Ltd.	931	17,540
Maabarot Products, Ltd.	3,435	50,632
Magic Software Enterprises, Ltd.	9,462	62,272
Matrix IT, Ltd.	14,215	90,393
Maytronics, Ltd.	7,834	23,158
Mazor Robotics, Ltd. (c)	10,502	93,889
Meitav DS Investments, Ltd.	5,193	15,146
Melisron, Ltd.	4,351	175,061
Menorah Mivtachim Holdings, Ltd. (c)	11,310	88,113
Migdal Insurance & Financial Holding, Ltd. (c)	55,471	31,814
Mivtach Shamir Holdings, Ltd.	1,401	27,847
Naphtha Israel Petroleum Corp., Ltd. (c)	14,775	72,270
Neto ME Holdings, Ltd.	963	70,675
Nova Measuring Instruments, Ltd. (c)	9,293	101,018
Oil Refineries, Ltd. (c)	418,554	148,193
Ormat Technologies, Inc.	1	24
Partner Communications Co., Ltd. (c)	21,648	99,670
Paz Oil Co., Ltd.	1,481	238,460
Perion Network, Ltd. (c)	3,246	3,865
Phoenix Holdings, Ltd. (The) (c)	20,176	46,284
Plasson Industries, Ltd.	1,729	41,292
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	67,957
Sapiens International Corp. NV	6,702	77,648
Shikun & Binui, Ltd.	73,332	125,297
Shufersal, Ltd.	23,137	77,855
Space Communication, Ltd. (c)	2,951	26,484
Strauss Group, Ltd.	4,554	71,756
Summit Real Estate Holdings, Ltd. (c)	2,798	14,265
Tower Semiconductor, Ltd. (c)	12,319	149,193
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (c)	1,303	16,183
Union Bank of Israel (c)	7,545	25,174

		4,886,486

Italy—3.4%
A2A S.p.A. (a)	481,411	636,055
ACEA S.p.A.	23,394	285,946
Aeffe S.p.A. (a) (c)	11,359	12,775

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Alerion Cleanpower S.p.A.	5,771	$10,193
Amplifon S.p.A. (a)	36,377	340,750
Anima Holding S.p.A.	10,612	50,351
Ansaldo STS S.p.A.	39,015	444,209
Arnoldo Mondadori Editore S.p.A. (c)	63,913	68,082
Ascopiave S.p.A.	28,294	84,957
Astaldi S.p.A. (a)	20,559	83,924
Autogrill S.p.A.	44,414	359,057
Azimut Holding S.p.A.	40,582	661,355
Banca Carige S.p.A. (a) (c)	156,432	64,032
Banca Finnat Euramerica S.p.A.	50,851	18,060
Banca Generali S.p.A.	19,591	392,194
Banca IFIS S.p.A.	7,714	156,155
Banca Mediolanum S.p.A. (a)	1,773	12,147
Banca Popolare dell’Emilia Romagna SC	202,667	744,543
Banca Popolare dell’Etruria e del Lazio SC (a) (b) (c) (d)	91,952	0
Banca Popolare di Milano Scarl	1,819,630	760,128
Banca Popolare di Sondrio Scarl	173,614	447,470
Banca Profilo S.p.A. (a)	117,883	23,335
Banco di Desio e della Brianza S.p.A.	20,306	38,478
Banco Popolare SC (a)	105,436	257,229
BasicNet S.p.A.	13,493	42,022
Biesse S.p.A.	6,021	75,526
Brembo S.p.A.	9,033	496,741
Brunello Cucinelli S.p.A. (a)	8,151	146,244
Buzzi Unicem S.p.A.	30,820	539,141
Cairo Communication S.p.A. (a)	10,087	50,503
Caltagirone Editore S.p.A. (c)	6,273	5,565
Carraro S.p.A. (c)	5,504	7,413
Cementir Holding S.p.A.	31,117	124,521
CIR-Compagnie Industriali Riunite S.p.A.	201,871	217,588
Credito Emiliano S.p.A.	44,882	273,812
Credito Valtellinese SC	463,264	212,625
Danieli & C Officine Meccaniche S.p.A.	4,846	86,566
Datalogic S.p.A.	9,916	159,903
Davide Campari-Milano S.p.A.	106,679	1,056,951
De’Longhi S.p.A.	16,896	402,275
DeA Capital S.p.A.	18,071	21,399
DiaSorin S.p.A.	6,863	421,130
Ei Towers S.p.A.	7,035	356,788
El.En. S.p.A.	5,028	76,482
ERG S.p.A.	21,603	246,165
Esprinet S.p.A.	18,719	107,671
Eurotech S.p.A. (c)	13,076	19,716
Falck Renewables S.p.A.	34,815	27,011
FNM S.p.A.	55,327	27,329
Geox S.p.A.	42,620	132,520
Gruppo Editoriale L’Espresso S.p.A. (c)	75,580	62,365
Gruppo MutuiOnline S.p.A.	5,404	47,226
Hera S.p.A.	231,619	633,587
IMMSI S.p.A.	100,436	44,705
Industria Macchine Automatiche S.p.A.	5,461	328,484
Intek Group S.p.A. (c)	80,757	18,365
Interpump Group S.p.A.	28,206	443,354
Iren S.p.A.	231,134	357,579
Italcementi S.p.A. (c)	64,343	754,477

Italy—(Continued)
Italmobiliare S.p.A.	4,262	150,083
Juventus Football Club S.p.A. (c)	147,435	41,603
La Doria S.p.A.	3,877	48,801
Landi Renzo S.p.A. (c)	5,877	2,857
Maire Tecnimont S.p.A.	35,567	89,464
MARR S.p.A.	13,428	254,168
Mediaset S.p.A.	192,042	675,984
Moncler S.p.A.	10,344	163,620
Nice S.p.A.	9,890	23,969
Parmalat S.p.A.	18,078	46,998
Piaggio & C S.p.A. (a)	71,430	125,421
Prelios S.p.A. (a) (c)	54,976	4,493
Prima Industrie S.p.A.	1,853	24,818
Prysmian S.p.A.	75,002	1,644,165
Recordati S.p.A.	33,633	1,011,219
Reno de Medici S.p.A.	29,538	9,740
Reply S.p.A.	1,999	254,833
Retelit S.p.A. (c)	36,769	25,763
Rizzoli Corriere Della Sera Mediagroup S.p.A. (a) (c)	79,933	71,486
Sabaf S.p.A.	3,059	32,170
SAES Getters S.p.A.	1,416	17,716
Safilo Group S.p.A. (a) (c)	10,142	76,855
Saipem S.p.A. (c)	605,130	244,163
Salini Impregilo S.p.A. (a)	70,140	198,424
Salvatore Ferragamo S.p.A. (a)	16,352	332,255
Saras S.p.A. (a)	134,526	233,086
SAVE S.p.A.	5,376	77,383
Snai S.p.A. (c)	21,135	14,994
Societa Cattolica di Assicurazioni S.c.r.l.	63,558	403,536
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	223,921
Sogefi S.p.A. (c)	24,822	36,283
SOL S.p.A.	11,001	111,071
Tamburi Investment Partners S.p.A.	14,397	53,838
Tiscali S.p.A. (c)	802,477	38,287
Tod’s S.p.A. (a)	3,954	212,073
Trevi Finanziaria Industriale S.p.A. (a)	31,414	43,656
TXT e-solutions S.p.A.	1,815	14,287
Uni Land S.p.A. (b) (c) (d)	4,937	0
Unipol Gruppo Finanziario S.p.A.	126,457	297,407
UnipolSai S.p.A.	34,177	51,374
Vittoria Assicurazioni S.p.A.	12,164	117,656
Yoox Net-A-Porter Group S.p.A. (c)	21,096	489,708
Zignago Vetro S.p.A.	11,476	69,948

		22,034,750

Japan—24.5%
A&A Material Corp.	12,000	9,594
A&D Co., Ltd.	3,000	10,861
A/S One Corp.	4,700	188,341
Accordia Golf Co., Ltd.	19,200	200,296
Achilles Corp.	65,000	79,100
Adastria Co., Ltd.	9,240	363,879
ADEKA Corp.	34,600	417,605
Aderans Co., Ltd.	8,700	42,669
Advan Co., Ltd.	8,300	91,456
Advanex, Inc.	900	10,479
Advantest Corp. (a)	7,400	82,161

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Aeon Delight Co., Ltd. (a)	3,900	$105,647
Aeon Fantasy Co., Ltd. (a)	2,400	66,434
Aeon Hokkaido Corp. (a)	2,600	12,827
AGORA Hospitality Group Co., Ltd. (c)	27,000	9,188
Agro-Kanesho Co., Ltd.	3,500	34,143
Ahresty Corp.	9,200	62,317
Ai Holdings Corp. (a)	12,200	283,467
Aica Kogyo Co., Ltd.	17,200	391,214
Aichi Bank, Ltd. (The)	4,500	189,856
Aichi Corp.	10,800	76,562
Aichi Steel Corp.	43,000	189,693
Aichi Tokei Denki Co., Ltd.	19,000	55,357
Aida Engineering, Ltd.	20,700	169,211
Aigan Co., Ltd.	6,600	12,898
Ain Holdings, Inc.	6,000	464,347
Aiphone Co., Ltd.	6,800	112,460
Airport Facilities Co., Ltd.	7,500	36,482
Aisan Industry Co., Ltd.	10,400	66,765
Aizawa Securities Co., Ltd.	13,800	69,416
Akebono Brake Industry Co., Ltd. (a) (c)	32,600	63,505
Akita Bank, Ltd. (The)	86,000	245,699
Alconix Corp.	3,200	45,983
Alinco, Inc.	5,800	54,391
Alpen Co., Ltd. (a)	7,000	114,179
Alpha Corp.	2,200	19,838
Alpha Systems, Inc.	3,940	62,959
Alpine Electronics, Inc.	16,600	161,518
Alps Logistics Co., Ltd.	8,200	42,052
Altech Corp.	2,600	51,981
Amano Corp.	21,000	363,080
Amiyaki Tei Co., Ltd.	1,100	46,680
Amuse, Inc. (a)	3,600	66,994
Anabuki Kosan, Inc.	4,000	9,400
Anest Iwata Corp.	10,400	89,273
Anritsu Corp.	48,800	280,435
AOI Electronics Co., Ltd.	1,100	21,004
AOI Pro, Inc.	4,700	42,470
AOKI Holdings, Inc. (a)	17,700	182,266
Aomori Bank, Ltd. (The)	94,000	260,486
Aoyama Trading Co., Ltd.	17,900	655,299
Arakawa Chemical Industries, Ltd.	7,200	66,105
Arata Corp.	4,600	99,832
Araya Industrial Co., Ltd.	26,000	32,421
Arcland Sakamoto Co., Ltd.	12,800	141,963
Arcs Co., Ltd.	13,364	316,826
Ardepro Co., Ltd.	15,000	16,967
Argo Graphics, Inc.	2,800	43,318
Ariake Japan Co., Ltd.	5,700	337,026
Arisawa Manufacturing Co., Ltd. (a)	14,300	72,615
Arrk Corp. (c)	22,600	15,851
Artnature, Inc.	5,000	39,516
Asahi Broadcasting Corp.	2,400	14,485
Asahi Co., Ltd.	4,500	64,443
Asahi Diamond Industrial Co., Ltd.	21,200	163,358
Asahi Holdings, Inc.	9,000	129,954
Asahi Kogyosha Co., Ltd.	16,000	76,517
Asahi Net, Inc.	5,000	21,821

Japan—(Continued)
Asahi Printing Co., Ltd.	200	4,780
ASAHI YUKIZAI Corp.	34,000	63,620
Asahipen Corp.	4,000	6,273
Asanuma Corp.	24,000	49,398
Asatsu-DK, Inc.	13,300	313,256
Asax Co., Ltd.	1,800	23,271
Ashimori Industry Co., Ltd.	24,000	37,029
Asia Growth Capital, Ltd. (a) (c)	21,000	16,198
ASKA Pharmaceutical Co., Ltd.	9,000	150,329
ASKUL Corp. (a)	4,800	176,231
Asunaro Aoki Construction Co., Ltd.	8,000	53,375
Atom Corp. (a)	11,100	73,542
Atsugi Co., Ltd.	88,000	91,524
Autobacs Seven Co., Ltd.	22,700	320,563
Avex Group Holdings, Inc.	12,000	135,320
Awa Bank, Ltd. (The)	82,000	427,110
Axell Corp.	3,800	24,888
Axial Retailing, Inc.	5,500	189,846
Azbil Corp.	3,900	114,438
Bando Chemical Industries, Ltd.	39,000	187,757
Bank of Iwate, Ltd. (The) (a)	7,200	271,280
Bank of Kochi, Ltd. (The)	16,000	15,615
Bank of Nagoya, Ltd. (The) (a)	78,000	242,438
Bank of Okinawa, Ltd. (The)	10,560	308,861
Bank of Saga, Ltd. (The)	67,000	144,985
Bank of the Ryukyus, Ltd.	15,800	157,068
Belc Co., Ltd.	2,800	116,118
Belluna Co., Ltd.	21,900	121,999
Benefit One, Inc.	5,400	159,502
Best Denki Co., Ltd.	40,000	40,859
Bic Camera, Inc.	23,500	215,506
Biofermin Pharmaceutical Co., Ltd.	500	13,150
BML, Inc.	3,800	173,425
Bookoff Corp. (a)	4,700	37,847
BP Castrol KK (a)	2,600	29,875
Broadleaf Co., Ltd.	5,100	46,705
BRONCO BILLY Co., Ltd. (a)	2,400	76,371
Bull-Dog Sauce Co., Ltd.	6,000	11,697
Bunka Shutter Co., Ltd.	19,000	152,062
C Uyemura & Co., Ltd. (a)	2,800	112,229
CAC Holdings Corp.	6,200	47,421
Calsonic Kansei Corp.	55,000	416,840
Can Do Co., Ltd. (a)	3,500	55,706
Canare Electric Co., Ltd.	800	14,128
Canon Electronics, Inc.	7,400	101,872
Capcom Co., Ltd.	15,400	353,958
Carlit Holdings Co., Ltd.	7,300	31,926
Cawachi, Ltd.	5,700	135,541
Central Glass Co., Ltd.	75,000	321,440
Central Security Patrols Co., Ltd.	3,300	67,995
Central Sports Co., Ltd.	3,200	73,932
Chiba Kogyo Bank, Ltd. (The)	16,000	57,715
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	29,180
CHIMNEY Co., Ltd.	1,400	37,113
Chino Corp.	4,000	38,119
Chiyoda Co., Ltd.	8,900	195,717
Chiyoda Corp.	6,000	39,374

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Chiyoda Integre Co., Ltd.	5,300	$98,110
Chofu Seisakusho Co., Ltd. (a)	5,700	137,919
Chori Co., Ltd.	5,000	64,573
Chubu Shiryo Co., Ltd.	10,400	73,455
Chudenko Corp.	8,600	172,638
Chuetsu Pulp & Paper Co., Ltd. (a)	35,000	69,579
Chugai Mining Co., Ltd. (c)	68,200	13,209
Chugai Ro Co., Ltd.	36,000	75,670
Chugoku Marine Paints, Ltd.	22,000	134,769
Chukyo Bank, Ltd. (The)	64,000	149,806
Chuo Gyorui Co., Ltd.	2,000	4,984
Chuo Spring Co., Ltd.	19,000	48,580
Ci:z Holdings Co., Ltd. (a)	7,500	163,282
CKD Corp.	20,900	155,154
Clarion Co., Ltd.	34,000	82,944
Cleanup Corp.	9,700	71,105
CMIC Holdings Co., Ltd. (a)	3,900	60,058
CMK Corp. (c)	24,300	97,754
Cocokara fine, Inc.	5,700	293,049
Colowide Co., Ltd. (a)	17,000	305,880
Computer Engineering & Consulting, Ltd.	5,900	78,894
Computer Institute of Japan, Ltd.	2,000	8,794
COMSYS Holdings Corp.	3,700	59,675
Concordia Financial Group, Ltd. (c)	17,288	67,648
CONEXIO Corp.	7,900	98,444
COOKPAD, Inc.	12,600	152,910
Corona Corp.	8,500	83,818
Cosel Co., Ltd. (a)	9,900	101,092
Cosmo Energy Holdings Co., Ltd.	21,800	265,879
Cosmos Initia Co., Ltd. (a)	3,500	13,110
Create Medic Co., Ltd.	1,800	14,178
Create SD Holdings Co., Ltd.	10,900	307,312
Cresco, Ltd.	2,000	45,205
CROOZ, Inc. (a)	1,400	27,208
CTI Engineering Co., Ltd.	5,900	47,337
Cybernet Systems Co., Ltd. (a)	3,900	27,697
DA Consortium, Inc. (a)	7,600	84,305
Dai Nippon Toryo Co., Ltd.	53,000	97,893
Dai-Dan Co., Ltd.	14,000	103,110
Dai-ichi Seiko Co., Ltd. (a)	4,000	37,824
Daibiru Corp.	19,800	169,414
Daido Kogyo Co., Ltd.	10,000	18,402
Daido Metal Co., Ltd.	11,200	106,961
Daido Steel Co., Ltd.	36,000	122,739
Daidoh, Ltd. (a)	13,700	58,461
Daifuku Co., Ltd.	23,000	408,302
Daihatsu Diesel Manufacturing Co., Ltd. (a)	9,000	51,088
Daihen Corp. (a)	40,000	173,983
Daiho Corp.	25,000	111,111
Daiichi Jitsugyo Co., Ltd.	20,000	86,125
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,000	26,424
Daiichikosho Co., Ltd.	3,900	163,260
Daiken Corp.	24,000	75,932
Daiken Medical Co., Ltd. (a)	4,400	33,412
Daiki Aluminium Industry Co., Ltd.	9,000	25,262
Daikoku Denki Co., Ltd. (a)	2,700	37,924
Daikokutenbussan Co., Ltd.	1,900	89,556

Japan—(Continued)
Daikyo, Inc.	115,000	165,917
Dainichi Co., Ltd. (a)	4,100	24,029
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	31,000	123,818
Daio Paper Corp. (a)	30,000	325,341
Daisan Bank, Ltd. (The)	92,000	136,067
Daiseki Co., Ltd.	12,300	237,050
Daiseki Eco. Solution Co., Ltd.	2,000	21,376
Daishi Bank, Ltd. (The)	143,000	454,552
Daishinku Corp.	18,000	45,940
Daisue Construction Co., Ltd.	2,300	21,145
Daisyo Corp. (a)	5,100	75,106
Daito Bank, Ltd. (The) (a)	59,000	98,727
Daito Electron Co., Ltd.	800	4,483
Daito Pharmaceutical Co., Ltd.	3,960	108,563
Daiwa Industries, Ltd.	11,000	94,018
Daiwabo Holdings Co., Ltd.	84,000	177,604
DC Co., Ltd.	9,700	31,141
DCM Holdings Co., Ltd. (a)	37,900	322,850
Denka Co., Ltd.	24,000	96,498
Denki Kogyo Co., Ltd.	21,000	90,950
Denyo Co., Ltd.	4,800	49,758
Descente, Ltd.	13,700	147,307
DKK-Toa Corp.	2,200	9,483
DKS Co., Ltd.	18,000	55,376
DMG Mori Co., Ltd. (a)	23,500	224,601
DMW Corp.	700	12,148
Doshisha Co., Ltd.	8,200	156,957
Doutor Nichires Holdings Co., Ltd.	11,500	199,579
DSB Co., Ltd. (a)	5,300	30,296
DTS Corp.	6,600	122,563
Dunlop Sports Co., Ltd. (a)	4,900	43,983
Duskin Co., Ltd.	14,900	250,347
Dydo Drinco, Inc.	2,700	144,141
Dynic Corp.	16,000	23,544
Eagle Industry Co., Ltd.	7,800	90,328
Earth Chemical Co., Ltd.	2,700	129,593
Ebara Jitsugyo Co., Ltd.	3,500	40,949
EDION Corp. (a)	34,100	279,937
eGuarantee, Inc.	400	12,662
Ehime Bank, Ltd. (The) (a)	76,000	167,932
Eidai Co., Ltd.	14,000	53,892
Eighteenth Bank, Ltd. (The)	70,000	170,624
Eiken Chemical Co., Ltd.	4,600	100,153
Eizo Corp.	6,300	167,631
Elecom Co., Ltd.	5,100	105,702
Elematec Corp.	4,000	80,210
EM Systems Co., Ltd.	1,800	21,241
en-japan, Inc.	6,800	125,813
Endo Lighting Corp.	2,600	23,312
Enplas Corp.	3,400	89,564
Enshu, Ltd. (c)	23,000	12,546
EPS Holdings, Inc.	7,900	98,927
ESPEC Corp.	9,100	112,384
Excel Co., Ltd. (a)	2,500	32,038
Exedy Corp.	12,400	264,663
F-Tech, Inc.	3,600	31,818

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
F@N Communications, Inc. (a)	9,600	$74,023
Faith, Inc. (a)	2,680	28,178
FALCO HOLDINGS Co., Ltd.	3,100	40,460
Fancl Corp. (a)	11,100	153,129
FCC Co., Ltd.	12,600	204,033
FDK Corp. (c)	25,000	18,965
Feed One Co., Ltd.	65,080	72,165
Ferrotec Corp.	12,700	178,145
FIDEA Holdings Co., Ltd.	62,510	81,945
Fields Corp.	6,000	73,692
Financial Products Group Co., Ltd. (a)	20,000	204,954
FINDEX, Inc.	3,900	50,658
First Juken Co., Ltd.	3,400	38,781
Foster Electric Co., Ltd.	8,800	138,224
FP Corp.	7,200	347,577
France Bed Holdings Co., Ltd.	13,000	118,575
Freund Corp.	2,400	33,897
FTGroup Co., Ltd.	1,500	11,417
Fudo Tetra Corp. (a)	60,300	90,396
Fuji Co., Ltd.	7,300	175,767
Fuji Corp., Ltd. (a)	8,600	54,423
Fuji Kiko Co., Ltd.	7,600	24,387
Fuji Kosan Co., Ltd.	4,600	17,558
Fuji Kyuko Co., Ltd.	13,000	181,384
Fuji Oil Co., Ltd. (c)	21,100	69,732
Fuji Oil Holdings, Inc.	24,000	444,045
Fuji Pharma Co., Ltd.	2,800	61,736
Fuji Seal International, Inc.	7,000	245,988
Fuji Soft, Inc. (a)	7,300	171,925
Fujibo Holdings, Inc.	37,000	88,719
Fujicco Co., Ltd.	8,500	244,704
Fujikura Kasei Co., Ltd.	9,500	50,875
Fujikura Rubber, Ltd.	5,800	22,117
Fujikura, Ltd.	115,000	527,469
Fujimi, Inc.	7,000	102,592
Fujimori Kogyo Co., Ltd.	4,800	90,463
Fujisash Co., Ltd.	24,500	20,589
Fujishoji Co., Ltd.	1,300	13,196
Fujita Kanko, Inc. (a)	8,000	29,434
Fujitec Co., Ltd.	24,700	212,128
Fujitsu Frontech, Ltd.	4,500	41,713
Fujitsu General, Ltd.	19,000	420,114
Fujiya Co., Ltd. (c)	5,000	9,422
FuKoKu Co., Ltd.	5,100	35,658
Fukuda Corp.	10,000	101,344
Fukui Bank, Ltd. (The) (a)	109,000	240,434
Fukushima Bank, Ltd. (The) (a)	112,000	94,875
Fukushima Industries Corp.	4,600	134,669
Fukuyama Transporting Co., Ltd. (a)	53,000	278,614
FULLCAST Holdings Co., Ltd.	4,300	35,478
Fumakilla, Ltd.	5,000	31,585
Funai Electric Co., Ltd. (a)	7,900	69,243
Funai Soken Holdings, Inc.	7,780	105,007
Furukawa Battery Co., Ltd.	5,000	30,300
Furukawa Co., Ltd. (a)	105,000	146,919
Furukawa Electric Co., Ltd.	275,000	634,041
Furuno Electric Co., Ltd.	10,500	53,761

Japan—(Continued)
Furusato Industries, Ltd.	4,600	55,438
Furuya Metal Co., Ltd.	1,700	23,741
Fuso Chemical Co., Ltd.	4,000	57,424
Fuso Pharmaceutical Industries, Ltd.	31,000	82,617
Futaba Corp.	10,200	193,346
Futaba Industrial Co., Ltd.	23,600	110,776
Future Corp.	8,400	61,170
Fuyo General Lease Co., Ltd.	8,000	323,164
G-Tekt Corp.	7,700	93,524
Gakken Holdings Co., Ltd.	28,000	68,229
GCA Savvian Corp.	4,900	41,388
Gecoss Corp.	6,400	62,046
Genki Sushi Co., Ltd.	1,600	32,730
Genky Stores, Inc. (a)	1,200	43,938
Geo Holdings Corp. (a)	13,500	180,809
GLOBERIDE, Inc.	3,500	57,204
Glory, Ltd.	9,500	256,512
GMO Click Holdings, Inc. (a)	1,800	12,135
GMO internet, Inc. (a)	20,400	211,317
GMO Payment Gateway, Inc. (a)	2,600	148,060
Godo Steel, Ltd.	50,000	73,758
Goldcrest Co., Ltd.	8,230	129,441
Grandy House Corp.	3,600	10,963
Gree, Inc. (a)	26,400	148,802
GSI Creos Corp.	28,000	25,337
Gulliver International Co., Ltd. (a)	20,400	165,841
Gun-Ei Chemical Industry Co., Ltd.	24,000	65,076
Gunze, Ltd.	69,000	192,647
Gurunavi, Inc.	8,500	244,576
H-One Co., Ltd.	6,000	28,185
Hagihara Industries, Inc.	2,900	70,931
Hakudo Co., Ltd.	500	5,150
Hakuto Co., Ltd.	7,100	59,159
Hakuyosha Co., Ltd. (a)	800	19,328
Hamakyorex Co., Ltd.	5,600	103,159
Hanwa Co., Ltd.	84,000	435,567
Happinet Corp.	5,000	41,657
Hard Off Corp. Co., Ltd.	4,900	59,191
Harima Chemicals Group, Inc.	7,100	34,884
Harmonic Drive Systems, Inc. (a)	4,500	127,038
Haruyama Trading Co., Ltd.	5,400	38,213
Hazama Ando Corp. (a)	54,490	300,611
Heiwa Corp.	200	4,035
Heiwa Real Estate Co., Ltd.	16,900	213,558
Heiwado Co., Ltd.	11,200	216,923
HI-LEX Corp.	7,700	180,400
Hibiya Engineering, Ltd.	8,700	128,376
Hiday Hidaka Corp.	4,039	97,776
Himaraya Co., Ltd.	2,600	23,680
Hioki EE Corp. (a)	2,300	43,441
Hiramatsu, Inc.	8,300	51,718
Hirano Tecseed Co., Ltd.	500	4,136
Hisaka Works, Ltd.	11,000	90,412
Hitachi Koki Co., Ltd.	21,200	126,355
Hitachi Kokusai Electric, Inc. (a)	18,000	298,943
Hitachi Transport System, Ltd.	10,800	176,656
Hitachi Zosen Corp.	61,600	295,951

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hochiki Corp. (a)	10,000	$109,670
Hodogaya Chemical Co., Ltd. (a)	28,000	74,542
Hogy Medical Co., Ltd. (a)	5,100	354,072
Hokkaido Electric Power Co., Inc.	20,900	168,340
Hokkaido Gas Co., Ltd.	27,000	72,261
Hokkan Holdings, Ltd.	25,000	72,812
Hokko Chemical Industry Co., Ltd.	8,000	21,996
Hokkoku Bank, Ltd. (The)	109,000	293,620
Hokuetsu Bank, Ltd. (The)	96,000	162,459
Hokuetsu Industries Co., Ltd. (a)	7,000	39,059
Hokuetsu Kishu Paper Co., Ltd.	58,300	400,192
Hokuriku Electric Industry Co., Ltd.	28,000	29,553
Hokuriku Electrical Construction Co., Ltd.	3,000	20,744
Hokuriku Gas Co., Ltd.	10,000	25,096
Hokuto Corp.	7,100	130,254
Honeys Co., Ltd.	6,930	75,611
Hoosiers Holdings Co., Ltd.	12,700	67,318
Horiba, Ltd. (a)	12,200	533,439
Hosiden Corp.	20,000	123,777
Hosokawa Micron Corp.	11,000	56,428
House Foods Group, Inc.	3,300	76,161
Howa Machinery, Ltd.	5,700	28,689
Hurxley Corp.	800	7,378
Hyakugo Bank, Ltd. (The)	94,000	323,589
Hyakujushi Bank, Ltd. (The)	107,000	310,781
I-Net Corp.	3,200	32,716
Ibiden Co., Ltd.	5,700	64,055
IBJ Leasing Co., Ltd.	7,200	123,899
Ichibanya Co., Ltd. (a)	1,000	34,636
Ichiken Co., Ltd.	12,000	30,656
Ichikoh Industries, Ltd.	16,000	40,969
ICHINEN HOLDINGS Co., Ltd.	7,400	66,187
Ichiyoshi Securities Co., Ltd. (a)	12,600	89,885
Icom, Inc.	3,800	74,260
Idec Corp.	11,300	99,395
Ihara Chemical Industry Co., Ltd.	15,900	164,468
Iino Kaiun Kaisha, Ltd. (a)	32,200	118,557
IJT Technology Holdings Co., Ltd. (a)	9,000	25,347
Ikegami Tsushinki Co., Ltd. (a)	30,000	33,700
Imagica Robot Holdings, Inc. (a)	4,500	19,733
Imasen Electric Industrial	7,200	59,285
Imperial Hotel, Ltd.	1,300	28,119
Inaba Denki Sangyo Co., Ltd. (a)	8,100	276,203
Inaba Seisakusho Co., Ltd.	2,100	27,292
Inabata & Co., Ltd.	17,700	159,899
Inageya Co., Ltd. (a)	12,200	160,781
Ines Corp.	13,900	136,413
Infocom Corp.	4,000	60,883
Information Services International-Dentsu, Ltd.	4,300	66,777
Innotech Corp.	10,300	42,537
Intage Holdings, Inc.	6,700	101,031
Internet Initiative Japan, Inc.	9,800	199,312
Inui Global Logistics Co., Ltd. (a)	5,355	48,050
Iriso Electronics Co., Ltd. (a)	2,500	139,218
Ise Chemicals Corp. (a)	8,000	33,901
Iseki & Co., Ltd. (a)	84,000	182,805

Japan—(Continued)
Ishihara Sangyo Kaisha, Ltd. (c)	122,000	71,320
Ishii Iron Works Co., Ltd.	9,000	12,475
Ishizuka Glass Co., Ltd.	5,000	7,410
IT Holdings Corp.	30,500	700,285
Itfor, Inc.	10,300	49,416
Itochu Enex Co., Ltd.	19,400	170,990
Itochu-Shokuhin Co., Ltd.	2,400	96,066
Itoham Yonekyu Holdings, Inc. (c)	55,936	574,648
Itoki Corp.	17,500	96,439
IwaiCosmo Holdings, Inc.	7,900	65,254
Iwaki & Co., Ltd.	14,000	24,569
Iwasaki Electric Co., Ltd.	25,000	32,767
Iwatani Corp. (a)	58,000	327,823
Iwatsuka Confectionery Co., Ltd.	500	17,176
Izutsuya Co., Ltd. (c)	47,000	19,687
J-Oil Mills, Inc.	40,000	132,150
Jafco Co., Ltd.	3,500	86,399
Jalux, Inc.	2,400	39,896
Jamco Corp. (a)	3,400	61,391
Janome Sewing Machine Co., Ltd. (c)	7,099	39,144
Japan Aviation Electronics Industry, Ltd.	7,000	95,069
Japan Communications, Inc. (a) (c)	6,200	14,006
Japan Digital Laboratory Co., Ltd.	8,200	110,814
Japan Display, Inc. (a) (c)	60,000	96,947
Japan Drilling Co., Ltd. (a)	2,100	44,898
Japan Foundation Engineering Co., Ltd.	14,100	47,010
Japan Medical Dynamic Marketing, Inc.	3,000	20,207
Japan Oil Transportation Co., Ltd.	1,000	2,128
Japan Petroleum Exploration Co., Ltd.	3,500	70,192
Japan Property Management Center Co., Ltd.	1,000	13,278
Japan Pulp & Paper Co., Ltd. (a)	46,000	147,242
Japan Radio Co., Ltd.	20,000	50,272
Japan Steel Works, Ltd. (The)	119,000	539,926
Japan Transcity Corp.	29,000	96,144
Japan Wool Textile Co., Ltd. (The)	23,000	158,668
Jastec Co., Ltd. (a)	5,100	47,604
JBCC Holdings, Inc.	7,000	44,938
JCU Corp. (a)	1,600	49,060
Jeol, Ltd.	26,000	99,220
Jimoto Holdings, Inc.	67,900	93,507
Jin Co., Ltd. (a)	4,200	163,803
JK Holdings Co., Ltd.	5,600	24,616
JMS Co., Ltd.	15,000	41,243
Joban Kosan Co., Ltd. (a)	17,000	24,423
Joshin Denki Co., Ltd.	23,000	192,695
JP-Holdings, Inc. (a)	17,900	48,753
JSP Corp.	5,100	101,103
Juki Corp.	11,200	99,723
Juroku Bank, Ltd. (The)	131,000	346,187
Justsystems Corp.	9,700	80,280
JVC Kenwood Corp. (a)	53,300	108,923
K&O Energy Group, Inc.	6,700	84,934
K’s Holdings Corp. (a)	9,600	178,461
kabu.com Securities Co., Ltd.	52,100	167,580
Kadokawa Dwango (c)	12,508	163,829
Kaga Electronics Co., Ltd.	7,200	81,252

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kakiyasu Honten Co., Ltd. (a)	3,800	$67,731
Kameda Seika Co., Ltd.	4,100	233,405
Kamei Corp.	13,900	110,729
Kanaden Corp.	9,700	81,748
Kanagawa Chuo Kotsu Co., Ltd.	18,000	101,400
Kanamoto Co., Ltd.	8,800	170,803
Kandenko Co., Ltd.	41,000	333,381
Kanematsu Corp.	149,000	234,269
Kanematsu Electronics, Ltd.	4,300	75,515
Kanemi Co., Ltd.	100	3,344
Kansai Urban Banking Corp.	11,000	95,765
Kanto Denka Kogyo Co., Ltd. (a)	15,000	146,629
Kasai Kogyo Co., Ltd.	8,600	77,571
Katakura & Co-op Agri Corp. (a)	8,000	15,340
Katakura Industries Co., Ltd.	11,500	127,293
Kato Sangyo Co., Ltd.	7,100	166,293
Kato Works Co., Ltd.	19,000	72,840
Kawada Technologies, Inc.	1,500	49,311
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	49,550
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	19,113
Kawasaki Kisen Kaisha, Ltd. (a)	122,000	286,482
Kawasumi Laboratories, Inc.	4,900	27,629
Keihanshin Building Co., Ltd.	14,500	71,803
Keihin Co. Ltd/Minato-Ku Tokyo Japan	23,000	28,917
Keihin Corp.	17,200	264,249
Keiyo Bank, Ltd. (The)	113,000	422,923
Keiyo Co., Ltd. (a)	17,200	87,239
Kenko Mayonnaise Co., Ltd.	3,600	99,834
KEY Coffee, Inc. (a)	7,500	138,043
KFC Holdings Japan, Ltd.	4,000	71,910
Kimoto Co., Ltd. (a)	14,900	21,781
Kimura Chemical Plants Co., Ltd.	3,300	9,487
King Jim Co., Ltd. (a)	5,800	46,067
Kinki Sharyo Co., Ltd. (The)	12,000	29,145
Kintetsu Department Store Co., Ltd. (c)	19,000	62,851
Kintetsu World Express, Inc.	10,800	130,279
Kinugawa Rubber Industrial Co., Ltd.	17,000	127,919
Kissei Pharmaceutical Co., Ltd.	8,100	162,000
Kita-Nippon Bank, Ltd. (The) (a)	4,000	97,525
Kitagawa Iron Works Co., Ltd.	31,000	50,548
Kitamura Co., Ltd.	3,700	27,927
Kitano Construction Corp.	22,000	54,280
Kito Corp.	8,200	64,690
Kitz Corp.	39,200	186,117
Kiyo Bank, Ltd. (The)	33,500	413,904
KLab, Inc. (a) (c)	10,600	66,876
KNT-CT Holdings Co., Ltd. (c)	33,000	45,762
Koa Corp.	13,800	97,463
Koatsu Gas Kogyo Co., Ltd.	13,000	76,698
Kobe Bussan Co., Ltd. (a)	3,600	73,964
Kobe Electric Railway Co., Ltd. (c)	5,000	17,661
Kobelco Eco-Solutions Co., Ltd. (a)	6,000	22,234
Kohnan Shoji Co., Ltd.	13,000	239,968
Kohsoku Corp.	5,400	44,125
Koike Sanso Kogyo Co., Ltd.	7,000	14,915
Kojima Co., Ltd. (c)	12,000	27,807

Japan—(Continued)
Kokusai Co., Ltd. (a)	3,400	27,889
Kokuyo Co., Ltd.	33,800	478,802
KOMAIHALTEC, Inc.	24,000	45,996
Komatsu Seiren Co., Ltd. (a)	16,300	96,361
Komatsu Wall Industry Co., Ltd.	2,700	39,534
Komeri Co., Ltd. (a)	12,300	319,560
Komori Corp.	20,000	222,138
Konaka Co., Ltd.	7,300	34,478
Kondotec, Inc.	9,400	68,214
Konishi Co., Ltd.	13,200	169,446
Konoike Transport Co., Ltd.	3,200	33,172
Kosaido Co., Ltd. (c)	3,700	10,880
Koshidaka Holdings Co., Ltd.	2,500	51,936
Kotobuki Spirits Co., Ltd.	6,700	221,059
Kourakuen Holdings Corp.	2,900	43,176
Krosaki Harima Corp.	24,000	55,532
KRS Corp.	2,200	56,689
KU Holdings Co., Ltd.	8,000	54,882
Kumagai Gumi Co., Ltd.	91,000	256,146
Kura Corp.	3,300	193,124
Kurabo Industries, Ltd.	93,000	164,549
Kureha Corp. (a)	52,000	181,787
Kurimoto, Ltd.	35,000	53,116
Kuroda Electric Co., Ltd. (a)	13,800	235,654
Kusuri No. Aoki Co., Ltd. (a)	4,900	317,270
KYB Corp.	74,000	238,130
Kyodo Printing Co., Ltd. (a)	51,000	156,239
Kyoei Steel, Ltd.	6,100	92,783
Kyokuto Boeki Kaisha, Ltd.	9,000	15,975
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	106,600
Kyokuto Securities Co., Ltd. (a)	7,600	80,005
Kyokuyo Co., Ltd. (a)	35,000	88,395
KYORIN Holdings, Inc.	16,100	314,228
Kyoritsu Maintenance Co., Ltd. (a)	3,259	216,432
Kyoritsu Printing Co., Ltd.	6,800	19,399
Kyosan Electric Manufacturing Co., Ltd. (a)	29,000	93,989
Kyowa Electronic Instruments Co., Ltd.	8,000	25,272
Kyowa Exeo Corp.	32,300	401,071
Kyowa Leather Cloth Co., Ltd.	3,300	25,806
Kyudenko Corp. (a)	12,500	368,358
Kyushu Financial Group, Inc.	124,300	616,360
LAC Co., Ltd. (a)	5,900	52,151
Land Business Co., Ltd.	7,100	17,183
Lasertec Corp. (a)	6,100	74,154
LEC, Inc.	3,400	59,236
Leopalace21 Corp.	82,400	575,605
Life Corp.	9,200	247,135
Link And Motivation, Inc. (a)	8,900	18,471
Lintec Corp.	17,100	334,221
Livesense, Inc. (a) (c)	3,500	14,865
Look, Inc.	11,000	13,938
M&A Capital Partners Co., Ltd. (c)	700	16,163
Macnica Fuji Electronics Holdings, Inc.	16,350	168,345
Maeda Corp.	40,000	311,358
Maeda Kosen Co., Ltd.	5,700	53,279
Maeda Road Construction Co., Ltd.	21,000	356,322
Maezawa Kasei Industries Co., Ltd.	6,800	66,613

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Maezawa Kyuso Industries Co., Ltd.	5,600	$71,614
Makino Milling Machine Co., Ltd.	40,000	202,795
Mamiya-Op Co., Ltd.	19,000	20,583
Mandom Corp.	5,200	238,093
Mani, Inc. (a)	5,700	96,877
Mars Engineering Corp.	3,600	74,060
Marubun Corp.	8,200	46,476
Marudai Food Co., Ltd.	51,000	242,364
Maruei Department Store Co., Ltd. (c)	8,000	6,317
Marufuji Sheet Piling Co., Ltd.	13,000	27,653
Maruha Nichiro Corp.	16,700	452,483
Maruka Machinery Co., Ltd.	2,900	31,708
Marusan Securities Co., Ltd. (a)	7,600	64,990
Maruwa Co., Ltd.	3,700	108,135
Maruyama Manufacturing Co., Inc.	15,000	23,832
Maruzen CHI Holdings Co., Ltd. (c)	15,500	57,407
Maruzen Showa Unyu Co., Ltd.	28,000	102,443
Marvelous, Inc. (a)	9,500	77,433
Matsuda Sangyo Co., Ltd.	7,000	86,225
Matsui Construction Co., Ltd.	9,000	94,523
Matsuya Foods Co., Ltd.	2,500	65,817
Max Co., Ltd.	17,000	192,876
Maxvalu Nishinihon Co., Ltd.	2,400	35,969
Maxvalu Tokai Co., Ltd. (a)	5,000	82,558
MEC Co., Ltd.	7,300	65,283
Medical System Network Co., Ltd.	5,300	25,260
Megachips Corp. (a)	7,600	83,611
Megmilk Snow Brand Co., Ltd.	13,500	468,998
Meidensha Corp.	58,000	187,400
Meiji Shipping Co., Ltd.	8,500	25,582
Meiko Electronics Co., Ltd. (a) (c)	7,500	26,285
Meiko Network Japan Co., Ltd.	7,200	87,341
Meisei Industrial Co., Ltd.	17,000	73,010
Meitec Corp.	9,500	321,043
Meito Sangyo Co., Ltd.	4,500	56,641
Meiwa Corp.	10,900	32,168
Meiwa Estate Co., Ltd.	5,200	28,202
Melco Holdings, Inc.	4,500	91,834
Michinoku Bank, Ltd. (The) (a)	69,000	120,189
Micronics Japan Co., Ltd. (a)	8,600	75,750
Mie Bank, Ltd. (The)	43,000	74,172
Mikuni Corp.	3,000	8,512
Milbon Co., Ltd.	3,660	164,227
Mimasu Semiconductor Industry Co., Ltd.	8,200	76,650
Minato Bank, Ltd. (The)	63,000	93,372
Ministop Co., Ltd.	5,400	87,328
Miraial Co., Ltd.	2,900	20,217
Mirait Holdings Corp.	24,400	239,374
Miroku Jyoho Service Co., Ltd.	5,900	83,618
Misawa Homes Co., Ltd.	11,400	76,793
Mitani Corp.	9,100	245,978
Mitani Sekisan Co., Ltd.	4,100	83,204
Mito Securities Co., Ltd.	24,000	54,079
Mitsuba Corp.	13,200	141,342
Mitsubishi Nichiyu Forklift Co., Ltd.	8,000	44,825
Mitsubishi Paper Mills, Ltd. (c)	144,000	99,414
Mitsubishi Pencil Co., Ltd.	5,900	275,637

Japan—(Continued)
Mitsubishi Research Institute, Inc.	2,700	82,215
Mitsubishi Shokuhin Co., Ltd.	4,800	125,595
Mitsubishi Steel Manufacturing Co., Ltd.	65,000	97,729
Mitsuboshi Belting, Ltd.	22,000	170,867
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	411,770
Mitsui High-Tec, Inc.	11,600	70,680
Mitsui Home Co., Ltd. (a)	14,000	59,047
Mitsui Matsushima Co., Ltd.	66,000	65,506
Mitsui Mining & Smelting Co., Ltd.	242,000	400,663
Mitsui Sugar Co., Ltd.	36,000	170,055
Mitsui-Soko Holdings Co., Ltd. (a)	47,000	125,331
Mitsumi Electric Co., Ltd. (a) (c)	33,000	132,727
Mitsumura Printing Co., Ltd.	5,000	8,884
Mitsuuroko Group Holdings Co., Ltd.	12,900	62,004
Miyaji Engineering Group, Inc. (a)	27,000	34,857
Miyazaki Bank, Ltd. (The)	73,000	181,184
Miyoshi Oil & Fat Co., Ltd.	40,000	45,996
Mizuno Corp. (a)	37,000	172,940
Mochida Pharmaceutical Co., Ltd.	3,500	281,534
Modec, Inc.	3,000	45,927
Monex Group, Inc. (a)	73,600	165,427
Money Partners Group Co., Ltd. (a)	7,100	34,853
Monogatari Corp. (The)	1,700	86,251
MORESCO Corp.	2,500	26,671
Morinaga & Co., Ltd.	60,000	374,808
Morinaga Milk Industry Co., Ltd.	70,000	485,198
Morita Holdings Corp.	12,500	164,110
Morozoff, Ltd.	13,000	54,033
Mory Industries, Inc.	14,000	40,332
Mr Max Corp.	10,500	27,737
MTI, Ltd.	9,200	58,521
Mugen Estate Co., Ltd.	400	3,821
Murakami Corp. (a)	3,000	42,335
Musashi Seimitsu Industry Co., Ltd.	7,900	154,267
Musashino Bank, Ltd. (The)	12,600	284,854
Mutoh Holdings Co., Ltd.	9,000	19,283
NAC Co., Ltd.	3,600	29,461
Nachi-Fujikoshi Corp. (a)	60,000	182,058
Nafco Co., Ltd.	1,400	21,173
Nagaileben Co., Ltd.	5,600	134,592
Nagano Bank, Ltd. (The)	43,000	79,989
Nagano Keiki Co., Ltd.	4,200	23,314
Nagase & Co., Ltd.	2,600	28,610
Nagatanien Holdings Co., Ltd.	12,000	142,673
Nagawa Co., Ltd. (a)	2,800	91,460
Nakabayashi Co., Ltd.	24,000	55,710
Nakamuraya Co., Ltd.	19,000	84,309
Nakanishi, Inc.	4,100	120,579
Nakano Corp.	4,000	16,242
Nakayama Steel Works, Ltd. (c)	63,000	30,673
Nakayamafuku Co., Ltd.	2,000	15,098
Namura Shipbuilding Co., Ltd.	18,956	103,865
Nanto Bank, Ltd. (The)	97,000	308,710
Narasaki Sangyo Co., Ltd.	4,000	9,560
Natori Co., Ltd.	2,600	38,823
NDS Co., Ltd.	27,000	66,240
NEC Capital Solutions, Ltd.	3,800	51,962

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
NEC Networks & System Integration Corp.	9,100	$160,210
NET One Systems Co., Ltd.	31,600	181,549
Neturen Co., Ltd.	9,800	68,870
New Japan Chemical Co., Ltd. (a) (c)	9,900	13,573
New Japan Radio Co., Ltd. (c)	6,000	21,623
Next Co., Ltd. (a)	17,000	151,425
Nexyz Group Corp.	1,300	18,340
Nice Holdings, Inc. (a)	40,000	53,891
Nichi-iko Pharmaceutical Co., Ltd.	13,200	267,549
Nichia Steel Works, Ltd.	13,000	27,352
Nichias Corp.	33,000	251,267
Nichiban Co., Ltd.	8,000	59,836
Nichicon Corp.	23,900	154,544
Nichiden Corp.	3,100	94,684
Nichiha Corp.	9,600	151,077
NichiiGakkan Co., Ltd. (a)	17,500	118,089
Nichimo Co., Ltd.	16,000	24,572
Nichirei Corp.	68,000	621,447
Nichireki Co., Ltd.	9,000	55,834
Nifco, Inc. (a)	5,300	275,905
Nihon Chouzai Co., Ltd. (a)	1,660	82,175
Nihon Dempa Kogyo Co., Ltd. (a)	7,600	63,114
Nihon Eslead Corp.	2,700	26,231
Nihon House Holdings Co., Ltd. (a)	15,000	45,988
Nihon Kagaku Sangyo Co., Ltd.	3,000	21,754
Nihon Kohden Corp.	600	16,812
Nihon M&A Center, Inc. (a)	6,900	445,032
Nihon Nohyaku Co., Ltd. (a)	14,000	62,673
Nihon Parkerizing Co., Ltd.	31,600	330,907
Nihon Plast Co., Ltd.	2,500	20,356
Nihon Tokushu Toryo Co., Ltd.	2,200	22,562
Nihon Trim Co., Ltd.	1,300	89,570
Nihon Unisys, Ltd.	16,900	207,923
Nihon Yamamura Glass Co., Ltd.	45,000	66,572
Nikkato Corp.	300	1,064
Nikkiso Co., Ltd.	21,500	138,305
Nikko Co., Ltd.	9,000	26,063
Nikkon Holdings Co., Ltd.	22,600	404,124
Nippon Air Conditioning Services Co., Ltd.	9,600	48,054
Nippon Beet Sugar Manufacturing Co., Ltd.	50,000	89,020
Nippon Carbide Industries Co., Inc. (a)	23,000	31,149
Nippon Carbon Co., Ltd. (a)	39,000	73,454
Nippon Ceramic Co., Ltd. (a)	5,200	97,372
Nippon Chemi-Con Corp.	59,000	71,568
Nippon Chemical Industrial Co., Ltd.	30,000	57,495
Nippon Chemiphar Co., Ltd.	8,000	35,791
Nippon Coke & Engineering Co., Ltd.	71,000	42,912
Nippon Commercial Development Co., Ltd.	400	5,856
Nippon Concrete Industries Co., Ltd.	14,000	38,667
Nippon Denko Co., Ltd. (a)	56,465	86,032
Nippon Densetsu Kogyo Co., Ltd.	14,100	236,557
Nippon Felt Co., Ltd.	8,600	39,122
Nippon Filcon Co., Ltd.	5,200	20,825
Nippon Fine Chemical Co., Ltd.	5,800	40,827
Nippon Flour Mills Co., Ltd.	45,000	350,297
Nippon Gas Co., Ltd.	9,600	207,439
Nippon Hume Corp.	8,200	42,907

Japan—(Continued)
Nippon Kanzai Co., Ltd.	4,800	75,791
Nippon Kasei Chemical Co., Ltd.	18,000	18,389
Nippon Kayaku Co., Ltd. (a)	13,000	128,195
Nippon Kinzoku Co., Ltd. (c)	19,000	16,684
Nippon Kodoshi Corp.	1,600	11,659
Nippon Koei Co., Ltd. (a)	31,000	93,887
Nippon Koshuha Steel Co., Ltd. (a)	31,000	19,934
Nippon Light Metal Holdings Co., Ltd. (a)	198,000	436,927
Nippon Paper Industries Co., Ltd.	7,000	121,985
Nippon Parking Development Co., Ltd. (a)	65,100	78,130
Nippon Pillar Packing Co., Ltd.	9,600	85,917
Nippon Piston Ring Co., Ltd.	3,200	42,899
Nippon Rietec Co., Ltd.	7,000	60,192
Nippon Road Co., Ltd. (The)	27,000	103,343
Nippon Seiki Co., Ltd.	15,000	243,802
Nippon Seisen Co., Ltd.	10,000	39,381
Nippon Sharyo, Ltd. (a) (c)	26,000	68,059
Nippon Sheet Glass Co., Ltd. (a) (c)	330,000	206,413
Nippon Signal Co., Ltd.	20,700	161,023
Nippon Soda Co., Ltd. (a)	50,000	200,324
Nippon Steel & Sumikin Bussan Corp.	51,960	167,039
Nippon Suisan Kaisha, Ltd.	80,500	411,235
Nippon Synthetic Chemical Industry Co., Ltd. (The)	18,000	91,091
Nippon Systemware Co., Ltd.	1,300	13,245
Nippon Thompson Co., Ltd.	27,000	81,747
Nippon Valqua Industries, Ltd.	30,000	76,273
Nippon Yakin Kogyo Co., Ltd.	54,000	62,423
Nipro Corp. (a)	38,800	479,569
Nishi-Nippon Railroad Co., Ltd.	47,000	243,400
Nishikawa Rubber Co., Ltd. (a)	1,200	18,927
Nishimatsu Construction Co., Ltd.	104,000	482,353
Nishimatsuya Chain Co., Ltd.	16,100	227,365
Nishio Rent All Co., Ltd.	4,400	90,475
Nissan Shatai Co., Ltd.	1,300	12,974
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	23,046
Nissei ASB Machine Co., Ltd. (a)	2,100	34,872
Nissei Build Kogyo Co., Ltd.	18,000	92,538
Nissei Corp.	3,700	34,358
Nissei Plastic Industrial Co., Ltd.	7,100	42,965
Nissha Printing Co., Ltd. (a)	8,700	160,054
Nisshin Fudosan Co.	15,200	52,829
Nisshin Oillio Group, Ltd. (The)	51,000	234,055
Nisshin Steel Co., Ltd.	35,596	452,025
Nisshinbo Holdings, Inc.	47,000	424,205
Nissin Corp.	30,000	89,341
Nissin Electric Co., Ltd.	14,800	218,554
Nissin Kogyo Co., Ltd.	16,400	209,439
Nissui Pharmaceutical Co., Ltd. (a)	6,000	65,726
Nitta Corp.	6,800	153,322
Nitta Gelatin, Inc.	4,500	32,950
Nittan Valve Co., Ltd.	6,300	19,046
Nittetsu Mining Co., Ltd.	25,000	80,366
Nitto Boseki Co., Ltd.	49,000	164,708
Nitto FC Co., Ltd.	4,500	36,235
Nitto Fuji Flour Milling Co., Ltd.	4,000	13,072
Nitto Kogyo Corp.	9,000	111,122

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nitto Kohki Co., Ltd.	4,700	$99,482
Nitto Seiko Co., Ltd.	15,000	40,058
Nittoc Construction Co., Ltd. (a)	13,550	51,837
Nittoku Engineering Co., Ltd.	5,200	66,838
NJS Co., Ltd.	3,300	36,255
Noevir Holdings Co., Ltd.	4,800	145,917
NOF Corp.	52,000	429,402
Nohmi Bosai, Ltd.	7,000	92,969
Nojima Corp.	4,200	68,733
Nomura Co., Ltd.	12,000	180,280
Noritake Co., Ltd.	56,000	127,112
Noritsu Koki Co., Ltd.	4,000	27,815
Noritz Corp.	12,400	220,441
North Pacific Bank, Ltd.	122,400	331,648
NS Solutions Corp.	10,200	156,940
NS United Kaiun Kaisha, Ltd.	41,000	51,764
NSD Co., Ltd.	10,670	169,146
NTN Corp.	14,000	37,448
Nuflare Technology, Inc. (a)	800	37,883
Obara Group, Inc.	4,400	163,450
Obayashi Road Corp.	10,000	61,972
Odelic Co., Ltd.	1,000	34,049
Oenon Holdings, Inc.	21,000	40,579
Ogaki Kyoritsu Bank, Ltd. (The)	140,000	386,461
Ohara, Inc.	4,700	22,525
Ohashi Technica, Inc.	4,600	54,528
Ohsho Food Service Corp. (a)	3,600	129,252
Oiles Corp.	9,100	142,795
Oita Bank, Ltd. (The)	75,000	215,197
Oizumi Corp.	2,900	10,662
Okabe Co., Ltd. (a)	16,000	113,537
Okamoto Industries, Inc.	22,000	237,504
Okamoto Machine Tool Works, Ltd.	14,000	15,015
Okamura Corp.	26,300	260,687
Okaya Electric Industries Co., Ltd.	8,900	31,109
Oki Electric Industry Co., Ltd.	227,000	301,923
Okinawa Cellular Telephone Co.	4,900	144,168
Okinawa Electric Power Co., Inc. (The)	12,825	268,209
OKK Corp.	41,000	38,852
OKUMA Corp.	50,000	326,655
Okumura Corp.	63,000	346,745
Okura Industrial Co., Ltd.	26,000	70,622
Okuwa Co., Ltd.	10,000	103,815
Olympic Group Corp.	4,900	23,110
ONO Sokki Co., Ltd.	4,200	32,391
Onoken Co., Ltd.	7,400	82,980
Onward Holdings Co., Ltd.	49,000	303,591
Open House Co., Ltd.	4,200	114,008
OPT Holding, Inc.	4,700	35,218
Optex Co., Ltd.	4,700	120,072
Organo Corp.	18,000	67,507
Origin Electric Co., Ltd.	17,000	42,748
Osaka Organic Chemical Industry, Ltd.	5,900	30,872
Osaka Soda Co., Ltd.	30,000	120,037
Osaka Steel Co., Ltd. (a)	5,900	102,454
OSAKA Titanium Technologies Co., Ltd. (a)	5,600	67,982
Osaki Electric Co., Ltd.	11,000	84,458

Japan—(Continued)
OSG Corp. (a)	22,700	375,810
Otsuka Kagu, Ltd. (a)	5,500	57,482
OUG Holdings, Inc.	7,000	15,927
Outsourcing, Inc.	3,100	141,564
Oyo Corp.	7,400	81,270
Pacific Industrial Co., Ltd. (a)	17,600	160,261
Pacific Metals Co., Ltd. (a) (c)	72,000	194,706
Pack Corp. (The)	5,600	143,347
Pal Co., Ltd. (a)	3,800	89,172
Paltac Corp.	12,650	256,000
PanaHome Corp. (a)	32,000	251,191
Panasonic Industrial Devices SUNX Co., Ltd.	6,800	41,149
Paramount Bed Holdings Co., Ltd.	6,000	303,862
Parco Co., Ltd. (a)	8,100	64,692
Paris Miki Holdings, Inc. (a)	17,000	70,807
Pasco Corp. (a)	6,000	17,979
Pasona Group, Inc. (a)	7,700	52,823
Penta-Ocean Construction Co., Ltd.	90,500	475,782
PIA Corp.	300	6,183
Pilot Corp.	10,800	464,895
Piolax, Inc.	3,500	162,776
Pioneer Corp. (a) (c)	117,700	204,575
Plenus Co., Ltd. (a)	7,800	126,180
Press Kogyo Co., Ltd.	37,000	122,449
Pressance Corp. (a)	2,600	97,815
Prestige International, Inc.	6,700	99,366
Prima Meat Packers, Ltd.	48,000	144,627
Pronexus, Inc.	9,000	87,841
Proto Corp.	5,300	61,435
PS Mitsubishi Construction Co., Ltd.	8,800	31,478
Qol Co., Ltd.	3,400	44,417
Raito Kogyo Co., Ltd.	16,900	175,314
Rasa Industries, Ltd. (c)	26,000	24,375
Relo Holdings, Inc.	3,000	525,782
Renaissance, Inc.	5,100	57,169
Rengo Co., Ltd.	81,000	523,594
Renown, Inc. (c)	29,200	29,313
Resort Solution Co., Ltd.	4,000	11,385
Retail Partners Co., Ltd.	1,300	13,052
Rheon Automatic Machinery Co., Ltd. (a)	5,000	26,473
Rhythm Watch Co., Ltd.	30,000	49,515
Riberesute Corp.	4,300	29,689
Ricoh Leasing Co., Ltd.	6,400	162,554
Right On Co., Ltd. (a)	5,900	76,659
Riken Corp.	35,000	107,230
Riken Keiki Co., Ltd.	6,000	61,945
Riken Technos Corp.	15,000	62,198
Riken Vitamin Co., Ltd.	2,700	125,288
Ringer Hut Co., Ltd. (a)	4,200	96,571
Rion Co., Ltd.	2,200	30,022
Riso Kagaku Corp.	9,458	124,264
Riso Kyoiku Co., Ltd.	11,590	45,255
Rock Field Co., Ltd.	6,600	97,544
Rohto Pharmaceutical Co., Ltd.	23,000	348,659
Rokko Butter Co., Ltd.	3,600	79,373
Roland DG Corp.	3,000	53,275
Round One Corp.	28,300	226,479

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Royal Holdings Co., Ltd. (a)	9,000	$159,764
Ryobi, Ltd.	47,000	194,242
Ryoden Corp.	16,000	97,854
Ryosan Co., Ltd.	14,000	333,488
Ryoyo Electro Corp. (a)	8,600	112,666
S Foods, Inc. (a)	4,100	109,540
S&B Foods, Inc.	600	26,856
Sac’s Bar Holdings, Inc.	6,850	66,988
Saibu Gas Co., Ltd. (a)	136,000	329,600
Saizeriya Co., Ltd.	10,300	183,419
Sakai Chemical Industry Co., Ltd.	42,000	113,068
Sakai Heavy Industries, Ltd.	14,000	22,728
Sakai Moving Service Co., Ltd.	2,600	70,804
Sakai Ovex Co., Ltd.	16,000	22,307
Sakata INX Corp.	11,800	134,944
Sakata Seed Corp. (a)	9,300	201,035
Sala Corp. (a)	12,900	73,453
SAMTY Co., Ltd.	2,600	24,208
San Holdings, Inc.	2,500	33,163
San-A Co., Ltd.	5,700	279,881
San-Ai Oil Co., Ltd.	25,000	141,689
San-In Godo Bank, Ltd. (The)	59,000	383,498
Sanden Holdings Corp.	42,000	113,091
Sanei Architecture Planning Co., Ltd. (a)	4,300	46,841
Sangetsu Co., Ltd.	21,200	395,948
Sanken Electric Co., Ltd. (a)	37,000	114,041
Sanki Engineering Co., Ltd.	23,700	187,556
Sanko Marketing Foods Co., Ltd.	3,100	27,008
Sanko Metal Industrial Co., Ltd.	10,000	27,887
Sankyo Frontier Co., Ltd.	2,000	17,066
Sankyo Seiko Co., Ltd.	16,300	53,015
Sankyo Tateyama, Inc.	11,200	156,651
Sankyu, Inc.	96,000	513,081
Sanoh Industrial Co., Ltd.	10,100	53,764
Sanshin Electronics Co., Ltd.	12,800	103,463
Sanwa Holdings Corp.	62,200	562,149
Sanyo Chemical Industries, Ltd.	21,000	163,105
Sanyo Denki Co., Ltd.	16,000	72,427
Sanyo Electric Railway Co., Ltd.	20,000	97,695
Sanyo Housing Nagoya Co., Ltd. (a)	3,000	27,274
Sanyo Industries, Ltd.	13,000	20,639
Sanyo Shokai, Ltd. (a)	51,000	95,510
Sanyo Special Steel Co., Ltd.	47,000	208,563
Sapporo Holdings, Ltd.	21,000	605,831
Sata Construction Co., Ltd.	2,600	8,997
Sato Holdings Corp.	6,900	128,543
Sato Restaurant Systems Co., Ltd. (a)	4,800	38,154
Sato Shoji Corp.	6,500	37,899
Satori Electric Co., Ltd. (a)	7,100	46,045
Sawada Holdings Co., Ltd.	10,300	90,630
Saxa Holdings, Inc.	24,000	44,445
SBS Holdings, Inc.	6,900	49,284
SCREEN Holdings Co., Ltd.	48,000	520,634
Scroll Corp.	13,100	48,038
SEC Carbon, Ltd.	7,000	15,639
Secom Joshinetsu Co., Ltd.	900	30,220
Seibu Electric Industry Co., Ltd.	12,000	45,654

Japan—(Continued)
Seika Corp.	28,000	66,139
Seikitokyu Kogyo Co., Ltd.	12,500	58,722
Seiko Holdings Corp.	44,000	131,538
Seino Holdings Co., Ltd.	13,100	119,692
Seiren Co., Ltd.	19,100	179,791
Sekisui Jushi Corp.	12,900	183,310
Sekisui Plastics Co., Ltd.	24,000	74,681
Senko Co., Ltd.	31,000	186,153
Senshu Electric Co., Ltd.	2,400	36,943
Senshu Ikeda Holdings, Inc.	84,000	312,824
Senshukai Co., Ltd. (a)	13,800	90,887
Septeni Holdings Co., Ltd.	5,500	200,224
Seria Co., Ltd.	3,500	287,817
Shibaura Electronics Co., Ltd.	2,800	45,769
Shibaura Mechatronics Corp.	18,000	33,733
Shibusawa Warehouse Co., Ltd. (The)	25,000	66,674
Shibuya Corp.	6,500	108,842
Shidax Corp. (a)	9,600	43,932
Shiga Bank, Ltd. (The) (a)	89,000	379,924
Shikibo, Ltd.	56,000	56,646
Shikoku Bank, Ltd. (The)	95,000	185,455
Shikoku Chemicals Corp.	16,000	124,612
Shima Seiki Manufacturing, Ltd. (a)	11,900	229,175
Shimachu Co., Ltd.	20,500	445,078
Shimane Bank, Ltd. (The)	2,500	29,001
Shimizu Bank, Ltd. (The)	4,900	106,592
Shimojima Co., Ltd.	6,300	62,769
Shin Nippon Air Technologies Co., Ltd.	7,300	70,295
Shin-Etsu Polymer Co., Ltd.	22,600	131,523
Shin-Keisei Electric Railway Co., Ltd.	23,000	85,743
Shinagawa Refractories Co., Ltd.	20,000	37,193
Shindengen Electric Manufacturing Co., Ltd.	28,000	88,384
Shinkawa, Ltd. (c)	5,300	23,623
Shinko Electric Industries Co., Ltd.	27,600	134,243
Shinko Plantech Co., Ltd.	16,100	119,924
Shinko Shoji Co., Ltd. (a)	7,700	73,292
Shinko Wire Co., Ltd.	12,000	14,465
Shinmaywa Industries, Ltd.	34,000	209,982
Shinnihon Corp.	11,800	76,967
Shinoken Group Co., Ltd.	900	24,138
Shinsho Corp.	14,000	22,639
Shinwa Co., Ltd.	3,900	51,340
Ship Healthcare Holdings, Inc.	14,200	438,312
Shizuki Electric Co., Inc.	8,000	43,615
Shizuoka Gas Co., Ltd.	21,300	149,163
Shobunsha Publications, Inc.	6,700	35,349
Shochiku Co., Ltd. (a)	3,000	31,104
Shoei Foods Corp.	4,300	55,316
Shofu, Inc.	3,900	49,476
Shoko Co., Ltd. (c)	19,000	13,140
Showa Aircraft Industry Co., Ltd.	4,000	35,180
Showa Corp.	17,600	98,482
Showa Denko KK (a)	10,600	99,491
Showa Sangyo Co., Ltd.	33,000	139,449
Siix Corp.	4,800	164,534
Sinanen Holdings Co., Ltd.	18,000	69,026
Sinfonia Technology Co., Ltd.	42,000	68,038

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sinko Industries, Ltd.	6,400	$71,467
Sintokogio, Ltd.	21,100	157,342
SKY Perfect JSAT Holdings, Inc.	29,800	137,056
SMK Corp.	23,000	78,625
SMS Co., Ltd.	7,300	161,377
SNT Corp. (a)	7,800	41,546
Soda Nikka Co., Ltd.	7,000	30,903
Sodick Co., Ltd.	16,800	129,786
Soft99 Corp.	5,100	33,995
Softbank Technology Corp.	1,600	30,539
Software Service, Inc. (a)	1,200	49,543
Sogo Medical Co., Ltd.	2,400	88,890
Sotoh Co., Ltd. (a)	4,300	45,809
Space Co., Ltd.	5,800	66,908
Sparx Group Co., Ltd.	35,900	63,968
SPK Corp.	2,500	47,513
SRA Holdings	3,100	59,400
Srg Takamiya Co., Ltd.	5,200	21,524
ST Corp.	6,900	74,691
St. Marc Holdings Co., Ltd. (a)	5,100	153,911
Star Micronics Co., Ltd. (a)	12,600	132,726
Starts Corp., Inc.	5,800	114,649
Starzen Co., Ltd.	2,800	102,677
Stella Chemifa Corp.	5,400	184,369
Step Co., Ltd.	4,100	42,474
Studio Alice Co., Ltd.	2,900	67,883
Subaru Enterprise Co., Ltd.	1,000	3,755
Sugimoto & Co., Ltd.	3,800	41,569
Sumco Corp.	2,200	13,992
Sumida Corp.	6,300	41,601
Suminoe Textile Co., Ltd.	23,000	42,992
Sumitomo Bakelite Co., Ltd.	84,000	388,676
Sumitomo Densetsu Co., Ltd.	7,700	83,473
Sumitomo Mitsui Construction Co., Ltd.	260,300	218,835
Sumitomo Osaka Cement Co., Ltd.	150,000	641,474
Sumitomo Precision Products Co., Ltd.	12,000	35,991
Sumitomo Real Estate Sales Co., Ltd.	5,960	116,633
Sumitomo Riko Co., Ltd.	16,700	133,047
Sumitomo Seika Chemicals Co., Ltd.	18,000	99,630
Sumitomo Warehouse Co., Ltd. (The)	53,000	262,705
Sun Frontier Fudousan Co., Ltd.	7,600	77,206
Sun-Wa Technos Corp.	3,900	26,955
Suncall Corp.	11,000	48,187
SWCC Showa Holdings Co., Ltd. (a) (c)	116,000	63,247
Systena Corp.	6,700	90,716
T Hasegawa Co., Ltd.	9,100	161,046
T RAD Co., Ltd.	36,000	61,778
T&K Toka Co., Ltd. (a)	10,000	72,871
T-Gaia Corp.	8,400	117,309
Tabuchi Electric Co., Ltd.	8,900	30,698
Tachi-S Co., Ltd.	10,300	150,600
Tachibana Eletech Co., Ltd.	5,640	58,839
Tadano, Ltd.	38,000	315,997
Taihei Dengyo Kaisha, Ltd.	12,000	121,237
Taiheiyo Kouhatsu, Inc.	21,000	13,866
Taiho Kogyo Co., Ltd.	7,800	80,153
Taikisha, Ltd.	9,800	242,447

Japan—(Continued)
Taiko Bank, Ltd. (The)	41,000	72,420
Taiko Pharmaceutical Co., Ltd. (a)	2,300	35,446
Taisei Lamick Co., Ltd. (a)	2,200	59,717
Taiyo Holdings Co., Ltd. (a)	5,300	163,306
Taiyo Yuden Co., Ltd.	26,600	231,446
Takachiho Koheki Co., Ltd.	400	3,469
Takagi Securities Co., Ltd.	18,000	22,045
Takamatsu Construction Group Co., Ltd.	5,400	125,806
Takano Co., Ltd.	6,000	35,232
Takaoka Toko Co., Ltd. (a)	5,365	86,626
Takara Holdings, Inc.	34,300	314,163
Takara Leben Co., Ltd. (a)	28,600	217,903
Takara Printing Co., Ltd.	3,100	38,699
Takara Standard Co., Ltd.	39,000	352,340
Takasago International Corp.	6,400	171,801
Takasago Thermal Engineering Co., Ltd.	20,900	246,208
Takashima & Co., Ltd.	25,000	37,724
Takata Corp. (a) (c)	14,300	55,419
Take And Give Needs Co., Ltd.	4,010	15,496
Takeei Corp. (a)	8,200	74,226
Takeuchi Manufacturing Co., Ltd. (a)	10,000	128,764
Takihyo Co., Ltd.	13,000	53,867
Takiron Co., Ltd. (a)	21,000	93,371
Takisawa Machine Tool Co., Ltd.	22,000	26,186
Takuma Co., Ltd.	25,000	220,896
Tama Home Co., Ltd. (a)	8,500	34,346
Tamron Co., Ltd. (a)	6,000	80,267
Tamura Corp.	26,000	74,375
Tanseisha Co., Ltd.	11,750	86,670
TASAKI & Co., Ltd. (a)	800	10,340
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	47,595
Tayca Corp.	12,000	57,038
TBK Co., Ltd. (a)	8,000	27,196
Teac Corp. (c)	40,000	13,233
TECHNO ASSOCIE Co., Ltd.	300	2,789
Techno Medica Co., Ltd.	2,400	34,954
Techno Ryowa, Ltd.	4,800	26,218
Teikoku Electric Manufacturing Co., Ltd.	6,800	51,518
Teikoku Sen-I Co., Ltd. (a)	6,900	86,446
Teikoku Tsushin Kogyo Co., Ltd.	24,000	33,012
Tenma Corp.	6,200	92,336
Teraoka Seisakusho Co., Ltd.	200	609
Tigers Polymer Corp.	2,200	11,228
TKC Corp.	7,600	198,589
Toa Corp. (a)	9,600	85,753
Toa Corp.	82,000	129,502
Toa Oil Co., Ltd.	32,000	35,126
TOA ROAD Corp.	18,000	46,829
Toabo Corp.	3,400	15,193
Toagosei Co., Ltd. (a)	37,000	339,365
Tobishima Corp. (a)	55,600	93,072
Tobu Store Co., Ltd.	11,000	31,068
TOC Co., Ltd.	15,800	128,979
Tocalo Co., Ltd.	4,800	77,330
Tochigi Bank, Ltd. (The)	45,000	154,843
Toda Corp.	81,000	348,073
Toda Kogyo Corp. (a)	11,000	29,596

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toei Animation Co., Ltd. (a)	1,800	$90,836
Toei Co., Ltd.	28,000	262,476
Toenec Corp.	16,000	81,366
Toho Bank, Ltd. (The)	83,000	256,154
Toho Co., Ltd. (a)	4,000	93,472
Toho Holdings Co., Ltd. (a)	20,600	494,732
Toho Zinc Co., Ltd.	50,000	150,587
Tohoku Bank, Ltd. (The)	56,000	75,785
Tohokushinsha Film Corp.	4,800	24,039
Tohto Suisan Co., Ltd.	14,000	21,080
Tokai Carbon Co., Ltd. (a)	68,000	169,744
Tokai Corp.	3,900	117,574
TOKAI Holdings Corp.	23,700	150,484
Tokai Lease Co., Ltd.	16,000	30,104
Tokai Rika Co., Ltd.	8,800	129,363
Tokai Tokyo Financial Holdings, Inc.	20,300	86,123
Token Corp.	2,960	231,234
Tokushu Tokai Paper Co., Ltd.	39,000	132,030
Tokuyama Corp. (a) (c)	106,000	288,917
Tokyo Dome Corp.	62,000	279,310
Tokyo Electron Device, Ltd. (a)	2,400	34,773
Tokyo Energy & Systems, Inc.	10,000	101,052
Tokyo Individualized Educational Institute, Inc.	5,000	32,973
Tokyo Keiki, Inc.	21,000	31,767
Tokyo Ohka Kogyo Co., Ltd.	13,100	321,120
Tokyo Rakutenchi Co., Ltd.	17,000	77,845
Tokyo Rope Manufacturing Co., Ltd.	46,000	66,060
Tokyo Sangyo Co., Ltd.	12,000	40,217
Tokyo Seimitsu Co., Ltd.	13,800	319,734
Tokyo Steel Manufacturing Co., Ltd.	36,800	200,670
Tokyo Tekko Co., Ltd.	17,000	60,187
Tokyo Theatres Co., Inc.	42,000	46,529
Tokyo TY Financial Group, Inc.	9,724	224,915
Tokyotokeiba Co., Ltd. (a)	31,000	60,690
Tokyu Recreation Co., Ltd.	6,000	44,176
Toli Corp.	20,000	56,172
Tomato Bank, Ltd.	55,000	73,989
Tomen Devices Corp.	1,500	26,815
Tomoe Corp.	12,500	39,435
Tomoe Engineering Co., Ltd.	2,100	30,315
Tomoegawa Co., Ltd.	12,000	19,761
Tomoku Co., Ltd.	31,000	86,430
TOMONY Holdings, Inc.	69,000	207,119
Tomy Co., Ltd.	22,400	187,333
Tonami Holdings Co., Ltd.	22,000	55,946
Toppan Forms Co., Ltd.	19,800	203,755
Topre Corp.	14,800	313,988
Topy Industries, Ltd.	91,000	186,161
Toridoll.corp	6,900	183,518
Torigoe Co., Ltd. (The)	9,200	58,123
Torii Pharmaceutical Co., Ltd.	3,600	83,556
Torishima Pump Manufacturing Co., Ltd. (a)	9,700	95,839
Tosei Corp. (a)	13,200	94,403
Toshiba Machine Co., Ltd.	42,000	126,698
Toshiba Plant Systems & Services Corp.	14,100	228,778
Toshiba TEC Corp. (c)	13,000	45,990
Tosho Co., Ltd.	2,400	108,121

Japan—(Continued)
Tosho Printing Co., Ltd.	14,000	67,917
Totetsu Kogyo Co., Ltd. (a)	8,400	230,666
Tottori Bank, Ltd. (The)	37,000	59,234
Toukei Computer Co., Ltd.	1,400	24,327
Tow Co., Ltd. (a)	3,600	21,238
Towa Bank, Ltd. (The)	115,000	88,707
Towa Corp.	8,000	70,100
Towa Pharmaceutical Co., Ltd.	2,800	145,324
Toyo Construction Co., Ltd.	25,499	114,929
Toyo Corp.	9,600	91,318
Toyo Denki Seizo KK (a)	16,000	40,961
Toyo Engineering Corp.	38,000	125,348
Toyo Ink SC Holdings Co., Ltd.	76,000	317,588
Toyo Kanetsu KK	48,000	93,013
Toyo Kohan Co., Ltd.	16,000	38,030
Toyo Machinery & Metal Co., Ltd.	7,800	26,711
Toyo Securities Co., Ltd.	23,000	42,941
Toyo Sugar Refining Co., Ltd.	9,000	8,827
Toyo Tanso Co., Ltd.	5,300	67,712
Toyo Tire & Rubber Co., Ltd.	2,900	31,543
Toyo Wharf & Warehouse Co., Ltd.	25,000	34,132
Toyobo Co., Ltd.	332,000	625,504
TPR Co., Ltd.	7,300	140,315
Trancom Co., Ltd.	2,300	151,400
Transcosmos, Inc.	7,700	218,293
Trusco Nakayama Corp.	6,900	346,727
Trust Tech, Inc.	3,000	39,430
TS Tech Co., Ltd.	2,600	63,319
TSI Holdings Co., Ltd.	28,205	152,998
Tsubakimoto Chain Co.	47,000	288,341
Tsubakimoto Kogyo Co., Ltd.	8,000	20,197
Tsudakoma Corp. (c)	16,000	15,627
Tsugami Corp. (a)	25,000	94,294
Tsukada Global Holdings, Inc.	7,200	46,426
Tsukamoto Corp. Co., Ltd.	21,000	20,423
Tsukishima Kikai Co., Ltd.	8,600	80,311
Tsukuba Bank, Ltd.	34,500	91,758
Tsukui Corp.	9,400	165,436
Tsumura & Co. (a)	6,600	178,153
Tsurumi Manufacturing Co., Ltd.	6,100	73,298
Tsutsumi Jewelry Co., Ltd.	3,800	74,075
TTK Co., Ltd. (a)	4,000	18,239
TV Tokyo Holdings Corp.	3,700	72,481
TYK Corp.	6,000	8,840
Tyo, Inc.	9,600	15,329
U-Shin, Ltd. (a)	10,600	69,209
UACJ Corp. (a)	110,850	261,284
Ube Industries, Ltd.	229,000	376,689
Uchida Yoko Co., Ltd.	21,000	92,971
Ueki Corp.	11,000	21,657
UKC Holdings Corp. (a)	5,000	76,133
Ulvac, Inc.	13,900	423,357
Uniden Holdings Corp. (a) (c)	25,000	28,756
Union Tool Co. (a)	3,400	92,789
Unipres Corp.	13,900	222,893
United Arrows, Ltd.	6,000	173,600
United Super Markets Holdings, Inc.	22,300	227,168

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Unitika, Ltd. (c)	156,000	$83,605
Universal Entertainment Corp. (a) (c)	8,600	180,344
Unizo Holdings Co., Ltd. (a)	3,800	150,153
UNY Group Holdings Co., Ltd.	81,900	686,698
Usen Corp. (c)	40,800	120,105
Ushio, Inc.	39,000	455,295
UT Group Co., Ltd. (c)	9,800	39,437
Utoc Corp.	5,100	15,009
Valor Holdings Co., Ltd.	11,800	312,746
Village Vanguard Co., Ltd. (a)	2,300	37,387
Vital KSK Holdings, Inc.	14,200	133,978
Vitec Holdings Co., Ltd. (a)	3,700	37,724
VT Holdings Co., Ltd.	24,300	110,751
Wacoal Holdings Corp.	29,000	285,135
Wacom Co., Ltd. (a)	46,700	180,974
Wakachiku Construction Co., Ltd.	46,000	66,364
Wakamoto Pharmaceutical Co., Ltd.	9,000	20,454
Wakita & Co., Ltd.	15,300	100,347
Warabeya Nichiyo Co., Ltd.	5,000	91,716
WATAMI Co., Ltd. (a)	7,600	77,420
Weathernews, Inc.	2,100	73,456
Wellnet Corp. (a)	4,600	87,080
West Holdings Corp.	7,200	43,639
Wood One Co., Ltd.	19,000	42,105
Wowow, Inc.	2,200	50,979
Xebio Holdings Co., Ltd. (a)	8,700	122,349
Y. A. C. Co., Ltd.	4,900	59,225
Yachiyo Industry Co., Ltd.	3,900	31,721
Yahagi Construction Co., Ltd. (a)	10,900	87,361
Yaizu Suisankagaku Industry Co., Ltd. (a)	4,400	42,020
YAMABIKO Corp.	12,800	92,332
Yamagata Bank, Ltd. (The) (a)	52,000	202,980
Yamaichi Electronics Co., Ltd. (a)	8,200	48,822
Yamanashi Chuo Bank, Ltd. (The)	71,000	249,155
Yamatane Corp.	34,000	45,750
Yamato Corp.	9,000	45,594
Yamato International, Inc.	6,700	24,875
Yamato Kogyo Co., Ltd.	1,800	40,736
Yamaya Corp.	1,150	18,342
Yamazawa Co., Ltd.	1,000	16,653
Yamazen Corp.	19,500	154,959
Yaoko Co., Ltd.	5,200	234,925
Yashima Denki Co., Ltd. (a)	7,500	38,284
Yasuda Logistics Corp.	7,400	44,062
Yellow Hat, Ltd.	5,800	128,007
Yodogawa Steel Works, Ltd.	7,600	184,223
Yokogawa Bridge Holdings Corp.	12,800	127,214
Yokohama Reito Co., Ltd. (a)	18,600	185,628
Yokowo Co., Ltd.	7,900	36,716
Yomeishu Seizo Co., Ltd.	3,000	50,651
Yomiuri Land Co., Ltd.	13,000	56,098
Yondenko Corp.	8,000	30,452
Yondoshi Holdings, Inc. (a)	4,600	92,445
Yorozu Corp.	7,900	110,364
Yoshinoya Holdings Co., Ltd. (a)	17,300	235,422
Yuasa Funashoku Co., Ltd. (a)	13,000	36,313
Yuasa Trading Co., Ltd.	6,700	137,545

Japan—(Continued)
Yuken Kogyo Co., Ltd.	17,000	27,107
Yuki Gosei Kogyo Co., Ltd.	6,000	13,035
Yumeshin Holdings Co., Ltd. (a)	10,100	65,203
Yurtec Corp.	17,000	115,504
Yusen Logistics Co., Ltd.	7,100	70,402
Yushiro Chemical Industry Co., Ltd.	3,700	46,301
Yutaka Giken Co., Ltd.	600	13,084
Zappallas, Inc. (c)	4,900	17,459
Zenrin Co., Ltd.	7,900	153,453
Zensho Holdings Co., Ltd.	31,700	462,336
ZERIA Pharmaceutical Co., Ltd.	9,200	132,846
Zojirushi Corp. (a)	9,800	186,177
Zuiko Corp.	1,000	42,621
Zuken, Inc. (a)	7,200	63,159

		157,471,836

Liechtenstein—0.0%
VP Bank AG	358	32,781

Luxembourg—0.0%
B&M European Value Retail S.A.	2,609	8,840
d’Amico International Shipping S.A. (c)	60,320	25,154
L’Occitane International S.A.	53,500	109,386

		143,380

Macau—0.0%
Macau Legend Development, Ltd. (c)	359,000	46,707

Malta—0.1%
Unibet Group plc	85,856	785,415

Netherlands—2.1%
Aalberts Industries NV	34,547	1,042,095
Accell Group	11,551	239,538
AMG Advanced Metallurgical Group NV	12,258	169,797
Amsterdam Commodities NV	6,535	159,424
APERAM S.A. (a)	33,328	1,174,588
Arcadis NV (a)	33,193	504,956
ASM International NV	19,662	767,241
BE Semiconductor Industries NV	23,461	639,439
Beter Bed Holding NV	5,373	118,469
BinckBank NV (a)	28,201	141,367
Boskalis Westminster	6,347	218,923
Brack Capital Properties NV	442	35,605
Brunel International NV	10,850	200,766
Corbion NV	20,382	491,186
Delta Lloyd NV	175,084	621,901
Euronext NV	1,079	39,970
Fugro NV (a) (c)	12,513	220,661
Gemalto NV (a)	9,032	553,182
Heijmans NV (c)	14,562	123,678
Hunter Douglas NV	2,423	115,015
IMCD Group NV	712	28,188
KAS Bank NV	6,580	65,945
Kendrion NV	3,947	101,493
Koninklijke BAM Groep NV (a)	119,230	436,273

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Koninklijke Vopak NV	6,562	$328,678
Nederland Apparatenfabriek	2,241	71,475
Ordina NV (c)	44,115	76,078
PostNL NV (c)	162,817	670,204
QIAGEN NV (c)	51,378	1,112,830
SBM Offshore NV (a)	72,035	839,327
Sligro Food Group NV	10,629	409,174
SNS REAAL NV (a) (b) (c) (d)	105,329	0
STMicroelectronics NV (a)	37,151	218,927
Telegraaf Media Groep NV	13,542	54,361
TKH Group NV	13,932	471,244
TomTom NV (a) (c)	51,405	398,957
Van Lanschot NV	45	814
Wessanen	35,515	375,151

		13,236,920

New Zealand—1.6%
a2 Milk Co., Ltd. (c)	134,580	176,240
Abano Healthcare Group, Ltd.	880	4,777
Air New Zealand, Ltd. (a)	205,023	308,127
Briscoe Group, Ltd.	13,123	29,209
Chorus, Ltd.	125,657	378,706
Contact Energy, Ltd.	94,206	349,108
Ebos Group, Ltd.	46,233	540,404
Fisher & Paykel Healthcare Corp., Ltd.	222,816	1,599,369
Freightways, Ltd.	74,043	342,480
Genesis Energy, Ltd.	6,811	10,413
Hallenstein Glasson Holdings, Ltd.	19,012	35,962
Heartland Bank, Ltd. (a)	72,313	61,004
Hellaby Holdings, Ltd.	13,986	25,982
Infratil, Ltd.	290,106	663,156
Kathmandu Holdings, Ltd.	23,984	26,197
Mainfreight, Ltd.	37,244	442,680
Methven, Ltd.	19,898	18,193
Metlifecare, Ltd.	34,148	134,819
Michael Hill International, Ltd. (b)	82,929	68,663
Mighty River Power, Ltd.	67,775	146,028
New Zealand Oil & Gas, Ltd. (c)	131,264	43,114
New Zealand Refining Co., Ltd. (The) (a)	27,432	47,632
Nuplex Industries, Ltd.	105,582	396,126
NZME, Ltd. (c)	71,247	38,789
NZX, Ltd. (a)	114,554	82,009
Opus International Consultants, Ltd.	4,000	3,230
Pacific Edge, Ltd. (c)	17,353	6,820
PGG Wrightson, Ltd.	58,545	17,346
Pike River Coal, Ltd. (b) (c) (d)	82,575	0
Port of Tauranga, Ltd. (a)	30,898	431,246
Restaurant Brands New Zealand, Ltd.	51,556	199,055
Rubicon, Ltd. (c)	9,922	1,732
Ryman Healthcare, Ltd.	99,305	661,682
Sanford, Ltd.	314	1,256
Scales Corp., Ltd.	7,570	16,078
Skellerup Holdings, Ltd. (a)	29,759	26,756
SKY Network Television, Ltd. (a)	114,579	390,151
SKYCITY Entertainment Group, Ltd.	328,488	1,074,049
Summerset Group Holdings, Ltd.	25,600	80,214

New Zealand—(Continued)
TOWER, Ltd.	59,836	58,669
Trade Me Group, Ltd.	132,253	438,020
TrustPower, Ltd.	13,980	76,861
Vector, Ltd.	151,308	356,827
Warehouse Group, Ltd. (The)	54,373	107,587
Xero, Ltd. (a) (c)	20,773	271,043
Z Energy, Ltd.	12,443	71,877

		10,259,686

Norway—0.8%
ABG Sundal Collier Holding ASA	112,462	72,717
AF Gruppen ASA	945	16,507
Akastor ASA (a) (c)	13,919	15,539
Aker ASA - A Shares	3,036	77,518
American Shipping Co. ASA (c)	12,027	34,956
Atea ASA	22,644	216,035
Austevoll Seafood ASA	29,238	244,267
Biotec Pharmacon ASA (c)	10,494	13,919
Bonheur ASA	10,311	66,082
Borregaard ASA	10,433	78,285
BW LPG, Ltd. (a)	6,290	23,907
BW Offshore, Ltd. (a)	108,665	2,358
Deep Sea Supply plc (c)	40,102	6,713
Det Norske Oljeselskap ASA (c)	34,725	422,744
DNO ASA (c)	109,545	123,122
Ekornes ASA	11,636	126,897
Farstad Shipping ASA (c)	6,040	8,610
Fred Olsen Energy ASA (c)	4,442	13,511
Frontline, Ltd. (a)	7,321	56,926
Grieg Seafood ASA	11,731	75,871
Hexagon Composites ASA (a) (c)	24,991	77,590
Hoegh LNG Holdings, Ltd. (a)	13,626	134,824
Kongsberg Automotive ASA (c)	185,093	121,188
Kvaerner ASA	92,750	84,494
Nordic Semiconductor ASA (a) (c)	49,630	203,245
Norske Skogindustrier ASA (c)	121,097	36,236
Norwegian Air Shuttle ASA (a) (c)	8,166	282,100
Ocean Yield ASA (a)	3,896	28,577
Odfjell SE - A Shares (c)	1,949	6,198
Opera Software ASA (a)	21,316	171,193
Petroleum Geo-Services ASA (a) (c)	55,241	131,426
PhotoCure ASA (c)	5,477	25,197
ProSafe SE (a)	76,897	7,723
Q-Free ASA (c)	24,256	25,960
REC Silicon ASA (c)	643,607	115,140
Salmar ASA	8,438	251,977
Sevan Marine ASA (c)	16,466	45,182
Solstad Offshore ASA (c)	5,178	8,307
Songa Offshore (a) (c)	318,078	5,761
SpareBank 1 SMN	40,946	228,886
SpareBank 1 SR Bank ASA	4,926	24,431
Stolt-Nielsen, Ltd.	5,818	70,813
Tomra Systems ASA (a)	42,052	448,922
Treasure ASA (c)	21,003	39,904
Veidekke ASA (a)	56,370	677,829
Wilh Wilhelmsen ASA	21,003	52,809

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Wilh Wilhelmsen Holding ASA - Class A	4,777	$84,875

		5,087,271

Philippines—0.0%
Del Monte Pacific, Ltd. (c)	77,636	19,640

Portugal—0.3%
Altri SGPS S.A.	49,174	159,187
Banco BPI S.A. (c)	181,563	224,719
Banco Comercial Portugues S.A. - Class R (a) (c)	10,046,492	207,752
Banco Espirito Santo S.A. (b) (c) (d)	89,078	0
CTT-Correios de Portugal S.A.	5,621	44,540
Mota-Engil SGPS S.A. (a)	40,942	67,906
Navigator Co. S.A. (The)	138,044	385,905
NOS SGPS S.A.	73,113	445,440
Novabase SGPS S.A.	7,827	17,220
REN - Redes Energeticas Nacionais SGPS S.A. (a)	94,602	267,468
Semapa-Sociedade de Investimento e Gestao	873	9,621
Sonae SGPS S.A.	280,308	220,637
Teixeira Duarte S.A.	59,382	13,291

		2,063,686

Singapore—1.3%
Abterra, Ltd. (c) (d)	51,720	13,438
ASL Marine Holdings, Ltd.	105,000	21,247
Ausgroup, Ltd. (a) (c)	143,000	7,216
Baker Technology, Ltd.	33,200	16,693
Banyan Tree Holdings, Ltd. (c)	155,000	48,809
Bonvests Holdings, Ltd.	18,000	16,369
Boustead Projects, Ltd. (c)	24,607	10,889
Boustead Singapore, Ltd.	82,025	48,698
Breadtalk Group, Ltd.	37,000	30,738
Broadway Industrial Group, Ltd. (c)	156,399	12,655
Bukit Sembawang Estates, Ltd.	72,000	242,243
Centurion Corp., Ltd.	38,000	10,850
China Aviation Oil Singapore Corp., Ltd.	153,600	140,493
China Merchants Holdings Pacific, Ltd.	117,600	89,452
Chip Eng Seng Corp., Ltd.	157,000	74,138
Chuan Hup Holdings, Ltd.	125,000	25,300
Cordlife Group, Ltd. (a)	39,000	36,703
Cosco Corp. Singapore, Ltd. (a) (c)	477,000	107,316
Creative Technology, Ltd. (c)	22,600	16,806
CSE Global, Ltd.	197,000	64,277
CW Group Holdings, Ltd.	106,000	25,892
CWT, Ltd. (a)	81,000	129,467
Delfi, Ltd.	66,000	142,662
DMX Technologies Group, Ltd. (b) (c) (d)	186,000	11,288
Dyna-Mac Holdings, Ltd.	98,000	10,072
Elec & Eltek International Co., Ltd.	23,000	19,447
Eu Yan Sang International, Ltd.	90,000	40,728
Ezion Holdings, Ltd. (a) (c)	397,100	153,894
Ezra Holdings, Ltd. (a) (c)	1,000,703	54,780
Far East Orchard, Ltd.	74,044	85,919
First Resources, Ltd. (a)	86,700	101,178

Singapore—(Continued)
First Sponsor Group, Ltd.	8,628	7,682
FJ Benjamin Holdings, Ltd. (c)	106,000	5,744
Food Empire Holdings, Ltd. (c)	54,000	12,533
Fragrance Group, Ltd.	752,800	95,524
Frasers Centrepoint, Ltd.	17,300	19,328
Gallant Venture, Ltd. (c)	126,000	19,682
Geo Energy Resources, Ltd. (a) (c)	155,000	13,034
GK Goh Holdings, Ltd.	12,000	7,367
GL, Ltd.	188,000	116,088
Global Premium Hotels, Ltd. (c)	73,200	15,566
GMG Global, Ltd. (c)	202,200	82,885
Golden Agri-Resources, Ltd.	193,600	50,760
Golden Energy & Resources, Ltd. (b) (c) (d)	8,539	951
GuocoLand, Ltd.	28,000	38,476
Hanwell Holdings, Ltd. (c)	19,000	3,245
Haw Par Corp., Ltd.	3,700	24,727
Hi-P International, Ltd.	99,500	29,844
Hiap Hoe, Ltd.	58,000	31,215
HLH Group, Ltd. (c)	1,066,000	5,378
Ho Bee Land, Ltd. (a)	87,000	137,297
Hong Fok Corp., Ltd.	146,740	73,249
Hong Leong Asia, Ltd.	41,000	22,718
Hotel Grand Central, Ltd.	1,000	967
Hour Glass, Ltd. (The)	129,000	76,174
HTL International Holdings, Ltd. (c)	69,000	47,813
Hwa Hong Corp., Ltd.	138,000	30,751
Hyflux, Ltd. (a)	179,500	80,408
Indofood Agri Resources, Ltd.	152,000	54,432
Innovalues, Ltd.	64,000	48,508
k1 Ventures, Ltd.	80,800	51,112
Keppel Infrastructure Trust (a)	549,659	202,346
Keppel Telecommunications & Transportation, Ltd.	44,000	45,745
Koh Brothers Group, Ltd.	97,000	20,118
Lian Beng Group, Ltd.	157,000	51,555
Low Keng Huat Singapore, Ltd.	122,600	48,182
Lum Chang Holdings, Ltd.	115,000	30,731
M1, Ltd.	64,400	130,692
Marco Polo Marine, Ltd. (c)	51,000	6,587
Metro Holdings, Ltd.	141,600	106,212
Mewah International, Inc.	110,000	21,322
Midas Holdings, Ltd. (a)	452,000	87,854
Nam Cheong, Ltd. (a) (c)	321,000	18,576
Neptune Orient Lines, Ltd. (a) (c)	216,300	208,684
NSL, Ltd.	15,000	15,821
Olam International, Ltd.	45,700	63,090
Overseas Union Enterprise, Ltd. (a)	174,000	199,271
Oxley Holdings, Ltd. (a)	155,000	47,943
Pan-United Corp., Ltd.	43,000	18,714
Penguin International, Ltd.	64,333	14,436
QAF, Ltd.	86,667	68,350
Raffles Education Corp., Ltd.	384,774	57,030
Raffles Medical Group, Ltd.	147,006	165,054
Rickmers Maritime	110,000	6,619
Riverstone Holdings, Ltd.	40,000	26,983
Rotary Engineering, Ltd.	85,000	23,624
Roxy-Pacific Holdings, Ltd.	85,750	28,327

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
SATS, Ltd.	100,500	$307,037
SBS Transit, Ltd.	40,500	72,423
Sembcorp Industries, Ltd. (a)	15,300	32,225
Sembcorp Marine, Ltd. (a)	39,300	45,878
Sheng Siong Group, Ltd.	133,900	88,101
SHS Holdings, Ltd.	47,000	6,598
SIIC Environment Holdings, Ltd. (c)	91,600	42,234
Sim Lian Group, Ltd.	121,500	79,707
Sinarmas Land, Ltd.	694,000	239,864
Sing Holdings, Ltd.	82,000	18,283
Singapore Post, Ltd. (a)	239,600	262,172
Singapore Reinsurance Corp., Ltd.	1,000	226
Sino Grandness Food Industry Group, Ltd. (a)	137,000	62,985
SMRT Corp., Ltd.	175,000	195,786
Stamford Land Corp., Ltd.	278,000	99,621
Sunningdale Tech, Ltd.	60,600	47,806
Super Group, Ltd.	143,000	88,082
Swiber Holdings, Ltd. (a) (c)	117,749	16,015
Tuan Sing Holdings, Ltd.	169,000	36,998
UMS Holdings, Ltd.	93,000	40,402
United Engineers, Ltd.	138,000	225,065
United Industrial Corp., Ltd.	5,900	12,090
United Overseas Insurance, Ltd.	4,000	13,659
UOB-Kay Hian Holdings, Ltd.	131,440	128,330
UOL Group, Ltd.	34,300	139,919
UPP Holdings, Ltd.	46,000	6,723
Vard Holdings, Ltd. (a) (c)	203,000	25,680
Venture Corp., Ltd.	97,000	596,071
Vibrant Group, Ltd.	47,600	11,991
Vicom, Ltd.	2,000	8,539
Wee Hur Holdings, Ltd.	85,000	16,095
Wheelock Properties Singapore, Ltd.	58,000	62,550
Wing Tai Holdings, Ltd. (a)	159,621	193,758
Yeo Hiap Seng, Ltd.	19,712	20,337
YHI International, Ltd.	39,000	8,685
Yongnam Holdings, Ltd. (c)	241,875	38,783

		8,017,699

Spain—2.1%
Acciona S.A. (a)	7,188	522,303
Acerinox S.A. (a)	66,969	741,854
Adveo Group International S.A.	6,292	23,559
Almirall S.A.	20,336	303,210
Amper S.A. (c)	12,087	1,101
Atresmedia Corp. de Medios de Comunicacion S.A. (a)	21,362	207,725
Azkoyen S.A.	1,608	7,373
Baron de Ley (c)	1,139	125,881
Bolsas y Mercados Espanoles S.A. (a)	27,936	780,800
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cementos Portland Valderrivas S.A. (c)	4,058	26,905
Cie Automotive S.A.	17,266	288,738
Construcciones y Auxiliar de Ferrocarriles S.A.	588	200,805
Distribuidora Internacional de Alimentacion S.A. (a)	184,598	1,084,311

Spain—(Continued)
Duro Felguera S.A. (a)	27,756	34,202
Ebro Foods S.A. (a)	25,801	593,012
Elecnor S.A. (a)	11,262	89,159
Ence Energia y Celulosa S.A	61,968	148,605
Ercros S.A. (c)	60,314	72,087
Faes Farma S.A.	168,810	552,581
Fluidra S.A.	12,850	48,584
Fomento de Construcciones y Contratas S.A. (a) (c)	51,569	434,105
Gamesa Corp. Tecnologica S.A.	69,346	1,369,496
Grupo Catalana Occidente S.A.	21,149	588,599
Grupo Ezentis S.A. (c)	39,717	17,250
Iberpapel Gestion S.A.	600	11,671
Indra Sistemas S.A. (a) (c)	39,802	419,384
Inmobiliaria Colonial S.A.	256,889	186,155
Laboratorios Farmaceuticos Rovi S.A.	6,104	94,661
Liberbank S.A. (a) (c)	9,453	6,272
Mediaset Espana Comunicacion S.A.	49,361	552,718
Melia Hotels International S.A.	21,300	229,006
Miquel y Costas & Miquel S.A.	4,480	177,744
NH Hotel Group S.A. (a) (c)	69,951	297,557
Nmas1 Dinamia S.A.	3,678	30,809
Obrascon Huarte Lain S.A. (a)	35,775	125,456
Papeles y Cartones de Europa S.A.	20,612	109,245
Pescanova S.A. (a) (b) (c) (d)	7,446	0
Pharma Mar S.A. (a) (c)	72,263	173,523
Prim S.A.	3,013	29,552
Promotora de Informaciones S.A. - Class A (a) (c)	13,933	78,473
Prosegur Cia de Seguridad S.A.	54,905	332,424
Quabit Inmobiliaria S.A. (a) (c)	8,507	15,485
Realia Business S.A. (c)	112,366	123,035
Sacyr S.A. (a)	107,800	178,023
Solaria Energia y Medio Ambiente S.A. (a) (c)	19,439	12,114
Tecnicas Reunidas S.A. (a)	11,115	331,968
Tecnocom Telecomunicaciones y Energia S.A.	13,592	26,595
Tubacex S.A.	28,250	68,631
Tubos Reunidos S.A. (a)	21,752	13,979
Urbas Grupo Financiero S.A. (c)	887,506	9,927
Vidrala S.A. (a)	7,952	461,658
Viscofan S.A.	14,797	819,491
Vocento S.A. (c)	10,923	14,191
Zardoya Otis S.A. (a)	9,386	87,957

		13,279,949

Sweden—3.3%
AAK AB	11,380	808,350
Acando AB	32,705	61,129
AddLife AB (c)	8,096	97,918
AddNode Group AB	1,849	11,203
AddTech AB - B Shares (a)	25,912	325,158
AF AB - B Shares	24,002	397,747
Arise AB (c)	4,852	8,779
Atrium Ljungberg AB - B Shares	5,167	83,470
Avanza Bank Holding AB (a)	7,660	293,266
Axactor AB (a) (c)	49,626	10,301

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
B&B Tools AB - B Shares	12,796	$257,238
BE Group AB (c)	1,962	6,762
Beijer Alma AB	9,404	211,355
Beijer Electronics AB	5,229	29,038
Beijer Ref AB	6,405	148,178
Betsson AB (c)	27,465	228,555
Bilia AB - A Shares	18,736	459,831
BillerudKorsnas AB (a)	55,214	821,627
BioGaia AB - B Shares	5,094	137,885
Biotage AB	15,339	53,471
Bjorn Borg AB (c)	9,936	38,323
Bonava AB - B Shares (c)	684	8,246
Bulten AB (a)	2,144	20,717
Bure Equity AB	17,448	147,742
Byggmax Group AB	18,326	139,269
Castellum AB	75,500	1,074,702
Clas Ohlson AB - B Shares	16,271	278,535
Cloetta AB - B Shares	92,493	317,704
Concentric AB	24,084	274,877
Concordia Maritime AB - B Shares	4,217	7,875
Dios Fastigheter AB	17,696	125,929
Doro AB (c)	3,391	24,582
Duni AB	15,028	192,426
East Capital Explorer AB	7,088	49,800
Elekta AB - B Shares (a)	9,189	74,146
Eniro AB (a) (c)	223,372	14,852
Fabege AB	48,889	827,127
Fagerhult AB	6,390	139,536
Fastighets AB Balder - B Shares (c)	9,233	232,933
Gunnebo AB	12,816	63,923
Haldex AB	17,698	168,981
Hemfosa Fastigheter AB	14,975	153,664
HIQ International AB (c)	25,890	150,035
HMS Networks AB	709	18,482
Holmen AB - B Shares	15,352	490,775
Hufvudstaden AB - A Shares	15,492	242,596
Indutrade AB	26,721	527,145
Intrum Justitia AB (a)	21,993	687,238
Inwido AB	3,779	42,153
JM AB (a)	23,748	594,961
KappAhl AB	29,980	131,670
Karolinska Development AB - Class B (c)	7,514	6,483
Klovern AB - B Shares	114,185	131,185
Know It AB	9,489	68,206
Kungsleden AB	47,047	305,090
Lagercrantz Group AB - B Shares (a)	24,681	232,990
Lindab International AB	21,316	162,969
Loomis AB - Class B	25,196	612,548
Medivir AB - B Shares (c)	10,470	68,619
Mekonomen AB (a)	9,225	198,401
Modern Times Group MTG AB - B Shares (a)	9,830	259,783
MQ Holding AB	9,112	34,605
Mycronic AB (a)	38,874	289,607
NCC AB - B Shares	5,397	124,961
Nederman Holding AB	932	22,019
Net Insight AB - Class B (a) (c)	143,837	102,350
NetEnt AB (c)	45,991	454,903

Sweden—(Continued)
New Wave Group AB - B Shares (a)	15,773	70,071
Nibe Industrier AB - B Shares	82,807	685,512
Nobia AB	51,796	449,532
Nolato AB - B Shares	9,452	247,536
Nordnet AB - B Shares (a)	33,249	102,326
OEM International AB - B Shares	498	7,356
Peab AB	53,219	402,761
Pricer AB - B Shares	32,212	29,969
Proact IT Group AB	4,203	54,188
Ratos AB - B Shares	40,725	197,847
Rezidor Hotel Group AB	37,700	155,931
Saab AB - Class B	22,997	715,546
Sagax AB - Class B	14,540	129,779
SAS AB (a) (c)	41,924	79,729
Scandi Standard AB	2,894	20,707
Sectra AB - B Shares (c)	4,644	66,446
Semcon AB	5,540	23,083
SkiStar AB	9,076	131,992
SSAB AB (a) (c)	67,676	127,182
SSAB AB (a) (c)	85,953	161,966
SSAB AB (Helsinki Exchange) - A Shares (c)	27,650	63,729
SSAB AB (Helsinki Exchange) - B Shares (a) (c)	70,586	135,570
SSAB AB (Stockholm Exchange) - A Shares (a) (c)	54,482	126,272
SSAB AB (Stockholm Exchange) - B Shares (a) (c)	45,069	85,674
Sweco AB - B Shares (a)	29,847	516,676
Systemair AB	4,286	50,675
Transcom Worldwide AB	1,837	11,681
Victoria Park AB - A Shares	6,554	14,729
Victoria Park AB - B Shares	4,080	9,236
Vitrolife AB	4,321	237,392
Wallenstam AB - B Shares	64,604	524,889
Wihlborgs Fastigheter AB	31,241	636,407

		21,059,313

Switzerland—5.4%
AFG Arbonia-Forster Holding AG (c)	10,560	150,577
Allreal Holding AG (a) (c)	3,866	534,831
Alpiq Holding AG (c)	156	11,010
APG SGA S.A.	494	202,301
Aryzta AG (a) (c)	1,533	56,332
Ascom Holding AG	17,704	281,202
Autoneum Holding AG	1,585	370,390
Bachem Holding AG - Class B	1,074	87,288
Baloise Holding AG	10,261	1,144,319
Bank Coop AG	2,772	121,045
Banque Cantonale de Geneve	375	111,886
Banque Cantonale Vaudoise	739	494,316
Basler Kantonalbank	130	8,847
Belimo Holding AG	215	640,097
Bell AG	560	211,024
Bellevue Group AG	3,322	47,010
Berner Kantonalbank AG (a)	1,950	374,502
BFW Liegenschaften AG (c)	528	20,252
BKW AG (a)	4,798	213,083

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Bobst Group S.A.	5,636	$282,100
Bossard Holding AG - Class A (a) (c)	2,245	238,320
Bucher Industries AG	3,346	784,434
Burckhardt Compression Holding AG (a)	1,329	413,386
Burkhalter Holding AG	1,441	177,280
Calida Holding AG (c)	2,002	62,779
Carlo Gavazzi Holding AG	48	11,181
Cembra Money Bank AG (c)	1,885	132,083
Cham Paper Holding AG (c)	113	32,442
Charles Voegele Holding AG (c)	4,263	25,773
Cicor Technologies (c)	644	13,100
Cie Financiere Tradition S.A.	557	37,880
Clariant AG (c)	41,461	700,851
Coltene Holding AG	1,326	93,401
Conzzeta AG	292	186,650
Daetwyler Holding AG	3,176	423,837
DKSH Holding AG	745	48,770
dorma+kaba Holding AG - Class B	1,194	833,029
Edmond de Rothschild Suisse S.A.	3	43,134
EFG International AG (c)	20,307	77,465
Emmi AG (c)	1,190	724,852
Energiedienst Holding AG	3,017	70,201
Feintool International Holding AG (c)	684	64,570
Fenix Outdoor International AG	384	19,885
FIH Mobile, Ltd.	110,000	35,693
Flughafen Zuerich AG	7,945	1,405,848
Forbo Holding AG (c)	549	652,135
GAM Holding AG (c)	68,723	734,678
Gategroup Holding AG (c)	10,889	573,534
Georg Fischer AG	1,730	1,380,113
Gurit Holding AG (c)	292	183,470
Helvetia Holding AG	2,402	1,253,388
Highlight Communications AG (c)	7,829	51,262
HOCHDORF Holding AG (c)	117	21,988
Huber & Suhner AG	5,559	299,272
Implenia AG (a)	8,148	537,672
Inficon Holding AG (c)	688	233,868
Interroll Holding AG	253	236,642
Intershop Holding AG	586	269,660
Jungfraubahn Holding AG	85	9,133
Kardex AG (c)	2,548	227,282
Komax Holding AG	1,485	306,505
Kudelski S.A. (c)	13,221	263,660
LEM Holding S.A.	279	251,140
Liechtensteinische Landesbank AG	2,973	109,469
LifeWatch AG (c)	1,912	24,126
Logitech International S.A. (a)	59,506	968,579
Luzerner Kantonalbank AG (c)	1,489	628,754
MCH Group AG	831	55,130
Metall Zug AG - B Shares	66	188,718
Meyer Burger Technology AG (a) (c)	24,493	88,190
Mikron Holding AG (c)	474	2,884
Mobilezone Holding AG (a)	10,014	130,135
Mobimo Holding AG (a) (c)	3,098	705,364
OC Oerlikon Corp. AG (c)	74,629	654,200
Orascom Development Holding AG (c)	5,250	40,159
Orell Fuessli Holding AG	428	53,801

Switzerland—(Continued)
Oriflame Holding AG (a) (c)	4,387	111,527
Orior AG (c)	2,240	151,305
Panalpina Welttransport Holding AG (a)	2,641	315,698
Phoenix Mecano AG	337	163,671
Plazza AG - Class A	292	67,985
PSP Swiss Property AG	9,560	926,248
Rieter Holding AG (c)	1,437	293,702
Romande Energie Holding S.A.	111	118,271
Schaffner Holding AG (c)	238	54,841
Schmolz & Bickenbach AG (c)	161,565	113,543
Schweiter Technologies AG	381	363,211
Siegfried Holding AG (a) (c)	1,665	320,003
St. Galler Kantonalbank AG (a)	1,175	453,357
Straumann Holding AG	3,757	1,484,557
Sulzer AG (a)	2,848	247,572
Swiss Prime Site AG (c)	12,982	1,174,119
Swissquote Group Holding S.A. (a) (c)	3,968	92,749
Tamedia AG	904	152,307
Tecan Group AG	2,995	466,451
Temenos Group AG (c)	22,137	1,102,706
U-Blox AG (c)	2,581	554,011
Valiant Holding AG	5,102	488,379
Valora Holding AG	1,316	366,549
Vaudoise Assurances Holding S.A.	531	270,760
Vetropack Holding AG	88	131,802
Von Roll Holding AG (c)	7,038	4,198
Vontobel Holding AG	10,466	450,203
VZ Holding AG	86	25,658
Walliser Kantonalbank	1,160	91,268
Walter Meier AG (a)	872	28,700
Warteck Invest AG	15	28,502
Ypsomed Holding AG (a) (c)	1,609	303,821
Zehnder Group AG (c)	4,642	179,928
Zug Estates Holding AG - B Shares (c)	83	135,531
Zuger Kantonalbank AG	68	341,126

		34,728,426

United Arab Emirates—0.0%
Lamprell plc (c)	100,553	95,604

United Kingdom—15.3%
4imprint Group plc	6,953	120,415
888 Holdings plc	43,367	117,117
A.G.Barr plc	43,047	278,194
AA plc	5,850	18,691
Aberdeen Asset Management plc	24,859	96,067
Acacia Mining plc	56,954	341,761
Acal plc	10,523	31,982
Afren plc (a) (b) (c) (d)	251,096	100
Aggreko plc	26,887	461,781
Air Partner plc	992	5,055
Amec Foster Wheeler plc	59,960	392,436
Anglo Pacific Group plc	35,633	38,501
Anglo-Eastern Plantations plc	4,252	22,395
Arrow Global Group plc	8,180	21,713
Ashmore Group plc (a)	105,606	427,551

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Atrium European Real Estate, Ltd. (c)	114,274	$491,403
Auto Trader Group plc (144A)	94,890	448,687
AVEVA Group plc	4,501	101,603
Avon Rubber plc	10,973	124,308
Balfour Beatty plc (c)	272,534	783,521
BBA Aviation plc	419,362	1,242,214
Beazley plc	227,019	1,102,938
Bellway plc	55,252	1,396,941
Berendsen plc	63,707	1,037,886
BGEO Group plc	6,261	221,540
Bioquell plc (c)	2,500	4,442
Bloomsbury Publishing plc	25,349	54,315
Bodycote plc	101,186	696,431
Booker Group plc	440,978	1,020,297
Bovis Homes Group plc	60,601	597,694
Braemar Shipping Services plc	7,120	38,931
Brammer plc (a)	36,027	28,545
Brewin Dolphin Holdings plc	136,293	437,880
British Polythene Industries plc	10,947	135,784
Britvic plc	71,540	559,301
BTG plc (c)	51,257	494,093
Cairn Energy plc (c)	205,028	569,021
Cape plc	51,292	131,711
Capital & Counties Properties plc	46,906	186,601
Carclo plc	16,990	34,767
Carillion plc (a)	158,126	498,394
Carr’s Group plc	15,540	29,108
Castings plc	1,484	8,547
Centamin plc	342,133	601,859
Centaur Media plc	92,526	49,445
Chemring Group plc	123,138	209,183
Chesnara plc	56,561	205,106
Cineworld Group plc	70,599	514,855
Clarkson plc (a)	4,101	121,538
Close Brothers Group plc	58,401	882,748
CLS Holdings plc (a) (c)	578	10,530
Cobham plc	545,934	1,145,332
Communisis plc	57,478	26,818
Computacenter plc	33,426	331,416
Connect Group plc	113,354	223,497
Consort Medical plc	23,287	324,959
Costain Group plc	21,151	89,278
Countrywide plc	2,910	9,546
Cranswick plc	21,978	612,308
Crest Nicholson Holdings plc	18,352	87,334
Creston plc	5,272	6,076
Daejan Holdings plc	670	45,147
Daily Mail & General Trust plc - Class A	83,431	665,040
Dairy Crest Group plc	61,577	441,030
Darty plc	135,252	303,171
De La Rue plc	27,894	190,271
Debenhams plc	392,003	290,921
Dechra Pharmaceuticals plc	29,807	465,626
Devro plc	61,396	211,931
Dialight plc (c)	3,360	22,567
Dignity plc	22,395	769,750
Diploma plc	38,305	426,499

United Kingdom—(Continued)
Domino’s Pizza Group plc	147,744	657,593
Drax Group plc (a)	137,597	599,657
DS Smith plc	336,909	1,739,780
Dunelm Group plc	12,749	134,593
E2V Technologies plc	74,152	201,117
Electrocomponents plc	174,930	608,049
Elementis plc	171,004	455,843
EnQuest plc (c)	429,925	183,759
Enterprise Inns plc (c)	256,620	276,325
Essentra plc	78,989	542,203
Euromoney Institutional Investor plc (a)	14,736	185,359
Evraz plc (c)	60,200	109,698
Fenner plc	78,996	165,394
Ferrexpo plc (a)	36,701	15,926
Fidessa Group plc	14,501	383,868
Findel plc (c)	17,439	40,614
Firstgroup plc (c)	412,049	556,131
Foxtons Group plc	51,116	75,394
Fuller Smith & Turner plc - Class A	7,667	95,775
G4S plc	27,804	68,827
Galliford Try plc	39,495	480,421
Gem Diamonds, Ltd.	35,552	59,753
Genus plc	26,031	545,626
Go-Ahead Group plc	12,021	314,850
Grainger plc	15,144	42,518
Greene King plc	121,167	1,264,813
Greggs plc	41,552	538,669
Halfords Group plc	99,977	437,212
Halma plc	135,194	1,834,839
Hansard Global plc	2,566	3,529
Hays plc	439,356	573,145
Headlam Group plc	56,817	327,206
Helical Bar plc	63,391	240,838
Henderson Group plc	414,124	1,180,556
Henry Boot plc	1,476	3,754
Hill & Smith Holdings plc	46,114	547,034
Hilton Food Group plc	1,888	13,883
Hiscox, Ltd.	106,215	1,464,692
Hochschild Mining plc (c)	74,658	179,123
Hogg Robinson Group plc	72,262	68,181
Home Retail Group plc	295,917	600,954
HomeServe plc	112,845	798,759
Howden Joinery Group plc	194,200	1,012,887
Hunting plc	34,598	222,079
Huntsworth plc	31,310	16,366
ICAP plc	200,242	1,125,573
IG Group Holdings plc	127,101	1,374,366
Imagination Technologies Group plc (a) (c)	46,403	121,023
IMI plc	16,795	217,025
Inchcape plc	161,511	1,355,689
Indivior plc	4,713	15,862
Informa plc	122,049	1,195,266
Intermediate Capital Group plc	29,783	195,235
International Personal Finance plc	79,366	303,370
Interserve plc	69,361	241,024
IP Group plc (c)	139,902	263,125
ITE Group plc	58,016	110,587

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
James Fisher & Sons plc	20,005	$370,456
Jardine Lloyd Thompson Group plc	46,166	580,717
JD Sports Fashion plc	33,766	520,292
JD Wetherspoon plc (a)	38,521	364,597
John Menzies plc	14,551	106,111
John Wood Group plc	122,821	1,126,048
Johnston Press plc (c)	4,425	1,053
Jupiter Fund Management plc	111,316	548,799
KAZ Minerals plc (a) (c)	44,157	80,340
Kcom Group plc	240,465	337,997
Keller Group plc	25,571	309,336
Kier Group plc	26,579	374,131
Ladbrokes plc	312,983	468,769
Laird plc	150,399	656,284
Lancashire Holdings, Ltd. (a)	58,171	455,668
Laura Ashley Holdings plc	25,157	7,369
Lavendon Group plc	44,306	65,818
Lookers plc	131,372	190,798
Low & Bonar plc	37,972	29,844
LSL Property Services plc	7,542	24,559
Man Group plc	598,620	927,746
Marshalls plc	63,336	203,146
Marston’s plc (a)	328,476	590,844
McBride plc (c)	87,417	181,617
Mears Group plc	41,542	218,335
Meggitt plc	11,991	65,047
Melrose Industries plc (a)	55,295	313,901
Micro Focus International plc	55,820	1,207,433
Millennium & Copthorne Hotels plc	72,551	385,276
Mitchells & Butlers plc	67,625	210,356
Mitie Group plc (a)	137,149	458,854
Moneysupermarket.com Group plc	143,669	519,473
Morgan Advanced Materials plc	113,848	353,239
Morgan Sindall Group plc	17,569	152,945
Mothercare plc (a) (c)	51,119	93,259
N Brown Group plc (a)	73,957	174,615
National Express Group plc	225,819	890,394
NCC Group plc (a)	76,130	266,295
New World Resources plc - A Shares (b) (c) (d)	11,898	34
Northgate plc	48,315	210,210
Novae Group plc	22,502	226,240
OneSavings Bank plc	6,910	19,474
Ophir Energy plc (c)	82,608	86,960
Oxford Instruments plc	13,946	132,310
Pagegroup plc	84,971	341,953
PayPoint plc	19,490	235,798
Pendragon plc	345,188	129,818
Pennon Group plc	139,688	1,763,668
Petra Diamonds, Ltd.	172,115	267,469
Petrofac, Ltd. (a)	30,916	321,308
Petropavlovsk plc (c)	68,962	6,745
Phoenix Group Holdings	51,559	554,765
Photo-Me International plc	27,274	50,144
Playtech plc	58,243	619,225
Porvair plc	2,554	11,961
Premier Farnell plc	101,808	223,360
Premier Foods plc (c)	334,879	184,534

United Kingdom—(Continued)
Premier Oil plc (c)	172,107	174,322
Provident Financial plc	9,022	278,870
Punch Taverns plc (c)	16,132	19,901
PZ Cussons plc (a)	102,110	448,711
QinetiQ Group plc	183,469	549,583
Rank Group plc	29,633	85,384
Rathbone Brothers plc	21,429	503,508
Raven Russia, Ltd. (c)	80,649	40,069
REA Holdings plc	1,120	3,616
Redrow plc	150,678	646,032
Regus plc	206,169	795,285
Renishaw plc	17,538	518,169
Renold plc (c)	64,766	29,422
Rentokil Initial plc	576,032	1,485,574
Restaurant Group plc (The)	58,755	226,473
Ricardo plc	13,452	132,600
Rightmove plc	30,801	1,501,548
RM plc (a)	43,283	67,488
Robert Walters plc	14,599	50,651
Rotork plc	286,300	821,913
RPC Group plc	135,702	1,421,523
RPS Group plc	100,537	231,610
Savills plc	62,765	513,564
SDL plc	33,826	174,167
Senior plc	166,890	458,432
Sepura plc	11,245	6,030
Sepura plc	3,746	262
Serco Group plc (c)	29,745	44,279
Severfield plc	98,696	64,899
Shanks Group plc (b) (d)	160,917	172,448
SIG plc	252,797	380,081
Soco International plc	50,968	96,551
Spectris plc	44,465	1,082,645
Speedy Hire plc	205,988	91,853
Spirax-Sarco Engineering plc	22,020	1,099,193
Spirent Communications plc	240,086	261,236
Sportech plc (c)	20,264	16,001
St. Ives plc	36,663	40,370
St. Modwen Properties plc	94,644	339,698
Stagecoach Group plc	127,734	393,748
Stallergenes Greer plc (a) (c)	569	13,968
SThree plc	33,106	110,686
Stobart Group, Ltd. (a)	12,441	26,538
SuperGroup plc	18,185	307,439
Synthomer plc	102,899	442,203
TalkTalk Telecom Group plc (a)	151,305	443,440
Tate & Lyle plc	139,162	1,240,851
Ted Baker plc	8,336	269,995
Telecom Plus plc (a)	21,749	303,502
Thomas Cook Group plc (a) (c)	438,591	369,750
Topps Tiles plc	83,374	116,895
Tribal Group plc	21,793	14,798
Trifast plc	6,100	11,183
Trinity Mirror plc	174,518	205,011
TT electronics plc	79,682	137,762
Tullett Prebon plc	109,940	443,042
Tullow Oil plc (a) (c)	153,578	537,343

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
U & I Group plc	54,856	$115,499
UBM plc	98,172	840,463
Ultra Electronics Holdings plc	27,882	648,518
UNITE Group plc (The)	97,058	804,450
Vectura Group plc (c)	245,376	529,060
Vedanta Resources plc (a)	28,343	157,709
Vesuvius plc	97,752	377,099
Victrex plc	29,970	604,451
Vitec Group plc (The)	10,351	72,607
Volex plc (c)	20,438	8,379
Vp plc	1,199	10,076
Weir Group plc (The)	18,886	364,679
WH Smith plc	53,179	1,128,304
William Hill plc	315,264	1,091,970
Wincanton plc (c)	37,122	91,941
Wireless Group plc	38,815	160,515
WS Atkins plc	34,945	621,410
Xaar plc	18,088	100,895
XP Power, Ltd. (a)	3,554	73,716
Zeal Network SE (a)	1,934	67,460

		97,869,233

United States—0.0%
Performance Sports Group, Ltd. (a) (c)	1,854	5,568

Total Common Stocks (Cost $575,490,008)		635,536,655

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG	2,864	43,592
FUCHS Petrolub SE	12,409	487,360
Jungheinrich AG	13,710	413,513
Sartorius AG	3,540	259,479
Sto SE & Co. KGaA	102	11,684

Total Preferred Stocks (Cost $1,056,334)		1,215,628

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units), Expires 07/29/16 (c) (d)	9,600	0
eServGlobal, Ltd., Expires 07/29/16 (c) (d)	10,767	0

		0

Austria—0.0%
Intercell AG (b) (c) (d)	24,163	0

Belgium—0.0%
Fagron, Expires 07/01/16 (c)	13,446	12,892

Hong Kong—0.0%
Noble Group, Ltd., Expires 07/20/16 (c) (d)	588,600	39,325
Titan Petrochemicals Group, Ltd., Expires 06/23/16 (c)	333,333	0

		39,325

Norway—0.0%
BW Offshore, Ltd., Expires 07/15/16 (c)	1,356,860	12,971

Spain—0.0%
Acerinox S.A., Expires 07/13/16 (a) (c)	66,969	33,741
Adveo Group International S.A., Expires 06/24/16 (c)	6,292	1,361

		35,102

United Kingdom—0.0%
Fortune Oil CVR (b) (c)	575,627	0

Total Rights (Cost $187,226)		100,290

Warrants—0.0%

Hong Kong—0.0%
Cheuk Nang Holdings, Ltd. (c)	2,584	550

Singapore—0.0%
Ezion Holdings, Ltd. (a) (c)	79,419	8,961

Total Warrants (Cost $0)		9,511

Short-Term Investments—15.4%

Mutual Fund—14.9%
State Street Navigator Securities Lending MET Portfolio (e)	95,762,769	95,762,769

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $3,194,688 on 07/01/16, collateralized by $3,235,000 Federal National Mortgage Association at 2.020% due 09/30/21 with a value of $3,263,306.	3,194,685	3,194,685

Total Short-Term Investments (Cost $98,957,454)		98,957,454

Total Investments—114.7% (Cost $675,691,022) (f)		735,819,538
Other assets and liabilities (net)—(14.7)%		(94,237,002)

Net Assets—100.0%		$641,582,536

*	Principal amount stated in U.S. dollars unless otherwise noted.

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $96,908,931 and the collateral received consisted of cash in the amount of $95,762,769 and non-cash collateral with a value of $6,054,716. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 0.1% of net assets.
(c)	Non-income producing security.
(d)	Illiquid security. As of June 30, 2016, these securities represent 0.2% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(f)	As of June 30, 2016, the aggregate cost of investments was $675,691,022. The aggregate unrealized appreciation and depreciation of investments were $172,996,131 and $(112,867,615), respectively, resulting in net unrealized appreciation of $60,128,516.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Machinery	5.9
Metals & Mining	5.2
Real Estate Management & Development	4.3
Food Products	4.1
Banks	3.8
Chemicals	3.6
Construction & Engineering	3.5
Hotels, Restaurants & Leisure	3.4
Media	3.3
Commercial Services & Supplies	2.9

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$26,193	$42,492,271	$465,376	$42,983,840
Austria	—	6,546,926	164	6,547,090
Belgium	900,131	11,136,933	—	12,037,064
Cambodia	—	305,120	—	305,120
Canada	54,011,190	23,016	816	54,035,022
China	—	97,861	—	97,861
Denmark	—	13,432,002	—	13,432,002
Finland	—	17,963,212	1,815	17,965,027
France	—	32,197,190	—	32,197,190
Germany	—	39,816,642	—	39,816,642
Hong Kong	624,832	18,440,441	34,085	19,099,358
Ireland	—	5,436,277	—	5,436,277
Isle of Man	—	459,812	—	459,812
Israel	16,183	4,870,303	—	4,886,486
Italy	—	22,034,750	0	22,034,750
Japan	—	157,471,836	—	157,471,836
Liechtenstein	—	32,781	—	32,781
Luxembourg	—	143,380	—	143,380
Macau	—	46,707	—	46,707
Malta	—	785,415	—	785,415
Netherlands	—	13,236,920	0	13,236,920
New Zealand	40,045	10,150,978	68,663	10,259,686
Norway	39,904	5,047,367	—	5,087,271
Philippines	—	19,640	—	19,640
Portugal	—	2,063,686	0	2,063,686
Singapore	139,864	7,865,596	12,239	8,017,699
Spain	—	13,279,949	0	13,279,949
Sweden	297,394	20,761,919	—	21,059,313
Switzerland	43,134	34,685,292	—	34,728,426
United Arab Emirates	—	95,604	—	95,604
United Kingdom	19,736	97,676,915	172,582	97,869,233
United States	5,568	—	—	5,568
Total Common Stocks	56,164,174	578,616,741	755,740	635,536,655
Total Preferred Stocks*	—	1,215,628	—	1,215,628

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Rights
Australia	$0	$—	$—	$0
Austria	—	—	0	0
Belgium	12,892	—	—	12,892
Hong Kong	39,325	—	—	39,325
Norway	12,971	—	—	12,971
Spain	35,102	—	—	35,102
United Kingdom	—	—	0	0
Total Rights	100,290	—	0	100,290
Total Warrants*	9,511	—	—	9,511
Short-Term Investments
Mutual Fund	95,762,769	—	—	95,762,769
Repurchase Agreement	—	3,194,685	—	3,194,685
Total Short-Term Investments	95,762,769	3,194,685	—	98,957,454
Total Investments	$152,036,744	$583,027,054	$755,740	$735,819,538

Collateral for Securities Loaned (Liability)	$—	$(95,762,769)	$—	$(95,762,769)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $320,556 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $668,505 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Common Stocks
Australia	$48,048	$(537,713)	$622,060	$(2,805)	$365,639	$(29,853)	$465,376	$116,836
Austria	428	—	(264)	—	—	—	164	(17,655)
Canada	1,883	—	(1,067)	—	—	—	816	(1,067)
Finland	1,777	—	38	—	—	—	1,815	38
France	0	(37,056)	39,028	(1,972)	—	0	—	—
Hong Kong	50,660	(10,673)	22,401	(34,712)	6,409	0	34,085	(12,707)
Italy	10,922	—	(10,922)	—	—	—	0	(10,922)
Netherlands	0	—	0	—	—	—	0	0
New Zealand	0	—	12,516	—	56,147	—	68,663	12,516
Portugal	0	—	0	—	—	—	0	0
Singapore	49,232	—	(3,867)	—	—	(33,126)	12,239	(3,867)
Spain	0	—	0	—	—	—	0	0
United Kingdom	1,047,126	621,288	(628,412)	(1,095,186)	227,766	—	172,582	(55,209)
Rights
Austria	0	—	0	—	—	—	0	0
United Kingdom	764	—	(764)	—	—	—	0	(764)

Total	$1,210,840	$35,846	$50,747	$(1,134,675)	$655,961	$(62,979)	$755,740	$27,199

Common stocks in the amount of $655,961 were transferred into Level 3 due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common stocks in the amount of $62,979 were transferred out of Level 3 due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$735,819,538
Cash denominated in foreign currencies (c)	2,173,599
Receivable for:
Investments sold	733,069
Fund shares sold	27,452
Dividends and interest	1,465,597
Prepaid expenses	4,212

Total Assets	740,223,467
Liabilities
Collateral for securities loaned	95,762,769
Payables for:
Investments purchased	1,687,591
Fund shares redeemed	173,806
Accrued Expenses:
Management fees	431,894
Distribution and service fees	15,620
Deferred trustees’ fees	77,020
Other expenses	492,231

Total Liabilities	98,640,931

Net Assets	$641,582,536

Net Assets Consist of:
Paid in surplus	$563,055,014
Undistributed net investment income	1,606,796
Accumulated net realized gain	16,829,232
Unrealized appreciation on investments and foreign currency transactions	60,091,494

Net Assets	$641,582,536

Net Assets
Class A	$567,776,240
Class B	73,806,296
Capital Shares Outstanding*
Class A	48,281,843
Class B	6,306,062
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.76
Class B	11.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $675,691,022.
(b)	Includes securities loaned at value of $96,908,931.
(c)	Identified cost of cash denominated in foreign currencies was $2,184,672.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$12,220,975
Interest	343
Securities lending income	801,662

Total investment income	13,022,980
Expenses
Management fees	2,621,996
Administration fees	8,362
Custodian and accounting fees	228,347
Distribution and service fees—Class B	93,994
Audit and tax services	32,639
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	18,269
Insurance	2,294
Miscellaneous	85,166

Total expenses	3,120,645
Less management fee waiver	(24,863)

Net expenses	3,095,782

Net Investment Income	9,927,198

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	16,951,139
Foreign currency transactions	239,630

Net realized gain	17,190,769

Net change in unrealized depreciation on:
Investments	(32,755,974)
Foreign currency transactions	(5,754)

Net change in unrealized depreciation	(32,761,728)

Net realized and unrealized loss	(15,570,959)

Net Decrease in Net Assets From Operations	$(5,643,761)

(a)	Net of foreign withholding taxes of $1,082,029.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,927,198	$12,455,986
Net realized gain	17,190,769	43,422,897
Net change in unrealized depreciation	(32,761,728)	(11,511,915)

Increase (decrease) in net assets from operations	(5,643,761)	44,366,968

From Distributions to Shareholders
Net investment income
Class A	(12,648,546)	(12,147,392)
Class B	(1,467,138)	(1,324,201)
Net realized capital gains
Class A	(36,530,415)	(102,736,764)
Class B	(4,808,951)	(12,835,328)

Total distributions	(55,455,050)	(129,043,685)

Increase in net assets from capital share transactions	17,299,877	89,136,085

Total increase (decrease) in net assets	(43,798,934)	4,459,368

Net Assets
Beginning of period	685,381,470	680,922,102

End of period	$641,582,536	$685,381,470

Undistributed net investment income
End of period	$1,606,796	$5,795,282

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	11,166	$131,379	1,577,058	$23,277,000
Reinvestments	4,143,131	49,178,961	8,484,797	114,884,156
Redemptions	(2,472,030)	(31,893,784)	(4,336,404)	(65,559,909)

Net increase	1,682,267	$17,416,556	5,725,451	$72,601,247

Class B
Sales	357,450	$4,446,998	1,224,134	$16,756,624
Reinvestments	531,421	6,276,089	1,050,410	14,159,529
Redemptions	(882,332)	(10,839,766)	(1,020,649)	(14,381,315)

Net increase	6,539	$(116,679)	1,253,895	$16,534,838

Increase derived from capital shares transactions		$17,299,877		$89,136,085

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.97		$14.84	$16.83	$13.85	$13.25	$16.68

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.25	0.26	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.28)		0.78	(1.28)	3.42	2.04	(2.77)

Total from investment operations	(0.09)		1.03	(1.02)	3.70	2.31	(2.48)

Less Distributions
Distributions from net investment income	(0.29)		(0.31)	(0.38)	(0.30)	(0.36)	(0.35)
Distributions from net realized capital gains	(0.83)		(2.59)	(0.59)	(0.42)	(1.35)	(0.60)

Total distributions	(1.12)		(2.90)	(0.97)	(0.72)	(1.71)	(0.95)

Net Asset Value, End of Period	$11.76		$12.97	$14.84	$16.83	$13.85	$13.25

Total Return (%) (b)	(0.84	)(c)	6.08	(6.50)	27.94	18.25	(16.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.95	0.98	0.95	0.98	1.02
Net ratio of expenses to average net assets (%) (e)	0.92	(d)	0.94	0.97	0.94	0.98	1.02
Ratio of net investment income to average net assets (%)	3.09	(d)	1.78	1.58	1.86	2.06	1.86
Portfolio turnover rate (%)	3	(c)	12	10	12	12	25
Net assets, end of period (in millions)	$567.8		$604.2	$606.4	$913.3	$713.4	$578.9

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.89		$14.77	$16.75	$13.79	$13.20	$16.62

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.21	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	(0.29)		0.77	(1.26)	3.41	2.02	(2.77)

Total from investment operations	(0.11)		0.98	(1.05)	3.65	2.26	(2.51)

Less Distributions
Distributions from net investment income	(0.25)		(0.27)	(0.34)	(0.27)	(0.32)	(0.31)
Distributions from net realized capital gains	(0.83)		(2.59)	(0.59)	(0.42)	(1.35)	(0.60)

Total distributions	(1.08)		(2.86)	(0.93)	(0.69)	(1.67)	(0.91)

Net Asset Value, End of Period	$11.70		$12.89	$14.77	$16.75	$13.79	$13.20

Total Return (%) (b)	(0.95	)(c)	5.76	(6.69)	27.60	17.90	(16.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	(d)	1.20	1.23	1.20	1.23	1.27
Net ratio of expenses to average net assets (%) (e)	1.17	(d)	1.19	1.22	1.19	1.23	1.27
Ratio of net investment income to average net assets (%)	2.83	(d)	1.50	1.32	1.58	1.81	1.69
Portfolio turnover rate (%)	3	(c)	12	10	12	12	25
Net assets, end of period (in millions)	$73.8		$81.2	$74.5	$81.1	$63.5	$56.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $3,194,685, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31- 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(95,745,077)	$—	$—	$—	$(95,745,077)
Rights	(17,692)	—	—	—	(17,692)
Total	$(95,762,769)	$—	$—	$—	$(95,762,769)
Total Borrowings	$(95,762,769)	$—	$—	$—	$(95,762,769)
Gross amount of recognized liabilities for securities lending transactions					$(95,762,769)

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$17,769,719	$0	$47,116,360

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,621,996	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,989,927	$25,651,476	$114,053,758	$28,812,881	$129,043,685	$54,464,357

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$14,660,895	$40,564,605	$84,476,503	$—	$139,702,003

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-48

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Met/Wellington Balanced Portfolio returned 3.29%, 3.20%, and 3.23%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index3, returned 3.84% and 5.31%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 4.52%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (the “Fed”) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (the “FOMC”) March statement surprised many market participants with its dovish tone. The FOMC lowered its inflation forecast for 2016 and suggested only two rate hikes this year, down from four, implied back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

Stocks continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound of oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and hawkish commentary from several FOMC members during May raised market expectations of a summer rate hike. However, the U.K.’s vote to leave the European Union (“Brexit”) took center stage late in the quarter, overshadowing the lower probability of a near-term interest rate hike by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s European Union referendum as a factor in the decision. After plunging 5.3% in the two trading days following the Brexit, U.S. stocks staged an impressive 4.9% comeback in the final three days of the quarter, further evidence that the 7-year-old bull market remains intact.

Returns varied noticeably by market-cap, as mid- and large-cap stocks outperformed small-cap stocks, as measured by the S&P Midcap 400 Index, the S&P 500 Index, and the Russell 2000 Index, respectively, though all three groups posted positive returns during the six-month period.

Global fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the U.K.’s vote to leave the European Union. During the first quarter, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefitted from their safe-haven status. Following the lead of European central banks, the Bank of Japan introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more dovish stances in an effort to ease market risk.

Absolute returns in the major fixed income spread sectors were positive, aided by the decline in government bond yields. On an excess return basis, most spread sectors posted positive returns over the full six-month period, including U.S. High Yield, Emerging Market Debt, and Investment Grade Corporates, as spreads tightened over the period. However, this masked considerable volatility in spread sector returns within the period, including a drawdown in many spread sectors in the first part of 2016 and in the aftermath of Brexit.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Barclays U.S. Aggregate Bond Index, for the period ended June 30, 2016.

The Equity Portfolio underperformed its benchmark, the S&P 500 Index, for the six month period. Given the industry-neutral structure of the Portfolio, stock selection was the primary driver of the relative performance. In particular, selection within the Financials, Information Technology, and Consumer Staples sectors detracted most from relative results. This was partially offset by stronger stock selection within the Industrials, Consumer Discretionary, and Health Care sectors.

The Portfolio’s exposure to Santander Consumer and Bank of America weighed on relative results, as did not owning several large benchmark constituents including Exxon Mobil and AT&T. The Portfolio’s holdings in Newfield Exploration and Marsh & McLennan were among the stocks that contributed most to relative performance during the period. Not holding benchmark constituent Citigroup also aided relative results.

The Fixed Income Portfolio outperformed its benchmark, the Barclay’s U.S. Aggregate Bond Index, for the period. Sector allocation contributed positively to relative performance; however this was partially offset by negative security selection. The Portfolio’s exposure to Bank Loans and Collateralized Loan Obligations (“CLOs”) as well as positioning within agency Mortgage-Backed Securities (“MBS”) contributed to relative performance. Security selection within Investment Grade industrials also benefitted results. High Yield was a negative contributor overall; positive results from an allocation to

MSF-1

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

BB rated issuers were outweighed by the Portfolio’s High Yield index hedges, which reduced overall exposure to the strong performing sector. Exposure to European financials also detracted. The Portfolio’s underweight to Emerging Markets Debt and positioning within Commercial Mortgage Backed Securities (“CMBS”) was also a headwind. Additionally, the Portfolio had been positioned for rising inflation expectations as we believed the TIPS market was pricing in unrealistically low inflation assumptions over the longer-term. Inflation expectations instead declined amid heightened global growth concerns. As a result, our inflation positioning detracted from relative performance.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-US rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk.

The Equity Portfolio is generally industry-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the Software & Services, Health Care Equipment & Services, Capital Goods, and Food, Beverage & Tobacco industries at the end of the period. The Portfolio increased its exposure modestly to the Health Care Equipment & Services, Utilities, and Food, Beverage & Tobacco industries, with marginal decreases in its exposure to the Banks and Consumer Services industries. The Portfolio had no exposure to the Telecommunication Services sector as the analyst covering these stocks prefers the broadband cable companies he also covers which are categorized within the Consumer Discretionary sector.

At the end of the period, the Fixed Income Portfolio was tactically long duration however the team has a neutral to short duration bias and continues to be positioned for rising inflation expectations. The Portfolio was underweight Credit, but continued to favor Financials and Communications issuers. The Portfolio was overweight agency MBS and CMBS. The Portfolio continued to hold allocations to non-agency MBS, CLOs, Bank Loans, and BB rated high yield as of the end of the period.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BARCLAYS U.S. AGGREGATE BOND INDEX & THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Met/Wellington Balanced Portfolio
Class A	3.29	3.51	8.90	6.34
Class B	3.20	3.31	8.63	6.08
Class E	3.23	3.40	8.74	6.18
S&P 500 Index	3.84	3.99	12.09	7.42
Russell 1000 Index[2]	3.74	2.93	11.88	7.51
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	5.13

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

3 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Holdings

% of Net Assets
Alphabet, Inc.	1.6
Amazon.com, Inc.	1.5
Medtronic plc	1.2
Apple, Inc.	1.2
Wells Fargo & Co.	1.1

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	7.0
Freddie Mac 30 Yr. Gold Pool	6.0
Fannie Mae 15 Yr. Pool	2.5
Ginnie Mae II 30 Yr. Pool	2.2
Ginnie Mae I 30 Yr. Pool	1.0

Top Equity Sectors

% of Net Assets
Information Technology	10.4
Financials	9.9
Health Care	9.6
Consumer Discretionary	7.2
Consumer Staples	6.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	21.3
Corporate Bonds & Notes	13.8
Asset-Backed Securities	6.8
Mortgage-Backed Securities	6.0
Floating Rate Loans	2.2

MSF-3

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.52%	$1,000.00	$1,032.90	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,032.00	$3.89
	Hypothetical*	0.77%	$1,000.00	$1,021.03	$3.87

Class E(a)	Actual	0.67%	$1,000.00	$1,032.30	$3.39
	Hypothetical*	0.67%	$1,000.00	$1,021.53	$3.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—58.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Boeing Co. (The)	30,890	$4,011,684
General Dynamics Corp.	27,540	3,834,670
Honeywell International, Inc.	85,271	9,918,723
Lockheed Martin Corp.	27,396	6,798,865
Northrop Grumman Corp.	17,652	3,923,686

		28,487,628

Air Freight & Logistics—0.3%
FedEx Corp.	15,536	2,358,054
XPO Logistics, Inc. (a) (b)	40,880	1,073,509

		3,431,563

Airlines—0.1%
American Airlines Group, Inc.	18,445	522,178
Southwest Airlines Co.	18,150	711,661

		1,233,839

Banks—2.5%
Bank of America Corp.	846,450	11,232,392
PNC Financial Services Group, Inc. (The)	81,692	6,648,912
Wells Fargo & Co.	283,689	13,427,000

		31,308,304

Beverages—2.8%
Anheuser-Busch InBev S.A. (ADR)	16,427	2,163,108
Coca-Cola Co. (The)	53,901	2,443,332
Constellation Brands, Inc. - Class A	18,760	3,102,904
Dr Pepper Snapple Group, Inc.	35,278	3,408,913
Molson Coors Brewing Co. - Class B	36,223	3,663,232
Monster Beverage Corp. (a)	49,575	7,967,198
PepsiCo, Inc.	111,714	11,834,981

		34,583,668

Biotechnology—0.9%
Aduro Biotech, Inc. (a) (b)	8,200	92,742
Alkermes plc (a)	30,115	1,301,570
Alnylam Pharmaceuticals, Inc. (a) (b)	4,677	259,527
Bluebird Bio, Inc. (a) (b)	7,380	319,480
Celgene Corp. (a)	20,960	2,067,285
Chiasma, Inc. (a) (b)	20,570	59,447
Dicerna Pharmaceuticals, Inc. (a) (b)	5,610	16,830
GlycoMimetics, Inc. (a) (b)	55,683	404,815
Incyte Corp. (a)	18,180	1,454,036
Ironwood Pharmaceuticals, Inc. (a) (b)	74,300	971,472
Karyopharm Therapeutics, Inc. (a)	35,087	235,434
Nivalis Therapeutics, Inc. (a)	28,240	129,904
Novavax, Inc. (a) (b)	76,050	552,884
Otonomy, Inc. (a) (b)	21,612	343,199
PTC Therapeutics, Inc. (a) (b)	23,090	162,092
Regeneron Pharmaceuticals, Inc. (a)	4,644	1,621,824
Regulus Therapeutics, Inc. (a) (b)	25,920	74,909
Syndax Pharmaceuticals, Inc. (a) (b)	20,000	197,000
TESARO, Inc. (a) (b)	10,800	907,740
Trevena, Inc. (a) (b)	58,243	366,931

		11,539,121

Building Products—0.1%
Fortune Brands Home & Security, Inc. (b)	14,550	843,463

Capital Markets—0.5%
BlackRock, Inc.	4,455	1,525,971
Evercore Partners, Inc. - Class A	15,540	686,713
Invesco, Ltd.	42,202	1,077,839
Legg Mason, Inc.	26,650	785,908
Northern Trust Corp.	25,095	1,662,795
WisdomTree Investments, Inc. (b)	51,390	503,108

		6,242,334

Chemicals—1.0%
Cabot Corp.	39,420	1,799,917
Celanese Corp. - Series A	44,251	2,896,228
Dow Chemical Co. (The)	66,310	3,296,270
Monsanto Co.	15,990	1,653,526
Mosaic Co. (The) (b)	32,520	851,374
Sherwin-Williams Co. (The)	6,596	1,937,047

		12,434,362

Communications Equipment—0.2%
Arista Networks, Inc. (a)	34,190	2,201,152

Construction Materials—0.4%
CRH plc (ADR)	47,510	1,405,346
Martin Marietta Materials, Inc. (b)	7,230	1,388,160
Summit Materials, Inc. - Class A (a)	46,689	955,257
Vulcan Materials Co.	15,410	1,854,747

		5,603,510

Consumer Finance—1.2%
American Express Co.	108,596	6,598,293
Capital One Financial Corp.	54,790	3,479,713
Santander Consumer USA Holdings, Inc. (a) (b)	478,765	4,945,642

		15,023,648

Containers & Packaging—0.5%
Ball Corp. (b)	43,979	3,179,242
International Paper Co.	58,355	2,473,085
Owens-Illinois, Inc. (a)	44,920	809,009

		6,461,336

Diversified Financial Services—0.5%
Bats Global Markets, Inc. (a)	12,400	318,556
Intercontinental Exchange, Inc.	6,692	1,712,884
MarketAxess Holdings, Inc.	4,930	716,822
Markit, Ltd. (a)	23,647	770,892
MSCI, Inc.	8,995	693,695
S&P Global, Inc.	17,150	1,839,509

		6,052,358

Electric Utilities—2.1%
Avangrid, Inc. (b)	73,300	3,376,198

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Duke Energy Corp. (b)	32,899	$2,822,405
Edison International	36,101	2,803,965
Eversource Energy	26,200	1,569,380
Exelon Corp.	69,070	2,511,385
NextEra Energy, Inc.	60,702	7,915,541
PG&E Corp.	58,190	3,719,505
Pinnacle West Capital Corp.	16,971	1,375,669

		26,094,048

Electrical Equipment—0.4%
AMETEK, Inc.	48,690	2,250,938
Eaton Corp. plc	44,360	2,649,623

		4,900,561

Electronic Equipment, Instruments & Components—0.1%
National Instruments Corp.	37,770	1,034,898

Energy Equipment & Services—0.5%
Baker Hughes, Inc.	34,060	1,537,128
Ensco plc - Class A	22,113	214,717
Forum Energy Technologies, Inc. (a)	33,350	577,288
Halliburton Co.	12,816	580,437
Patterson-UTI Energy, Inc. (b)	39,522	842,609
Tenaris S.A. (ADR)	23,750	684,950
Tesco Corp. (b)	73,560	492,116
Weatherford International plc (a) (b)	147,358	817,837

		5,747,082

Food & Staples Retailing—0.7%
Costco Wholesale Corp.	34,277	5,382,860
Walgreens Boots Alliance, Inc.	46,989	3,912,774

		9,295,634

Food Products—0.9%
Mondelez International, Inc. - Class A	184,244	8,384,944
Post Holdings, Inc. (a) (b)	36,545	3,021,906

		11,406,850

Gas Utilities—0.1%
UGI Corp.	39,758	1,799,049

Health Care Equipment & Supplies—2.9%
Abbott Laboratories	30,431	1,196,243
Baxter International, Inc.	65,556	2,964,442
Becton Dickinson & Co.	19,666	3,335,157
Boston Scientific Corp. (a)	206,150	4,817,726
ConforMIS, Inc. (a) (b)	45,600	320,112
Medtronic plc	173,547	15,058,673
St. Jude Medical, Inc.	50,580	3,945,240
Stryker Corp.	41,970	5,029,265

		36,666,858

Health Care Providers & Services—2.3%
Aetna, Inc.	33,790	4,126,773

Health Care Providers & Services—(Continued)
Cardinal Health, Inc.	26,224	2,045,734
HCA Holdings, Inc. (a)	54,150	4,170,091
McKesson Corp.	41,180	7,686,247
UnitedHealth Group, Inc.	75,508	10,661,730

		28,690,575

Hotels, Restaurants & Leisure—0.6%
Las Vegas Sands Corp.	14,110	613,644
McDonald’s Corp.	25,332	3,048,453
Starbucks Corp.	48,511	2,770,948
Wingstop, Inc. (a)	1,800	49,050
Wyndham Worldwide Corp. (b)	7,016	499,750

		6,981,845

Household Durables—0.5%
Mohawk Industries, Inc. (a)	30,442	5,776,674

Household Products—0.7%
Colgate-Palmolive Co.	121,950	8,926,740

Industrial Conglomerates—1.1%
Danaher Corp.	108,340	10,942,340
General Electric Co.	77,494	2,439,511

		13,381,851

Insurance—3.0%
Allstate Corp. (The)	32,620	2,281,769
American International Group, Inc.	154,840	8,189,488
Assured Guaranty, Ltd.	142,028	3,603,250
Chubb, Ltd.	13,500	1,764,585
Hartford Financial Services Group, Inc. (The)	108,598	4,819,579
Marsh & McLennan Cos., Inc.	108,280	7,412,849
Principal Financial Group, Inc.	42,192	1,734,513
Prudential Financial, Inc.	49,744	3,548,737
XL Group plc	137,660	4,585,455

		37,940,225

Internet & Catalog Retail—1.7%
Amazon.com, Inc. (a)	25,524	18,265,485
Expedia, Inc. (b)	32,456	3,450,073

		21,715,558

Internet Software & Services—2.4%
Alphabet, Inc. - Class A (a)	27,705	19,491,299
Envestnet, Inc. (a)	11,390	379,401
Facebook, Inc. - Class A (a)	92,250	10,542,330

		30,413,030

IT Services—2.4%
Accenture plc - Class A	34,541	3,913,150
Alliance Data Systems Corp. (a)	9,888	1,937,257
Automatic Data Processing, Inc.	37,431	3,438,786
Cognizant Technology Solutions Corp. - Class A (a)	34,337	1,965,450

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Genpact, Ltd. (a)	130,819	$3,511,182
Global Payments, Inc.	60,546	4,321,774
Visa, Inc. - Class A (b)	117,584	8,721,205
WEX, Inc. (a)	19,366	1,717,183

		29,525,987

Leisure Products—0.2%
Polaris Industries, Inc. (b)	24,087	1,969,353

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.	21,589	3,189,991

Machinery—0.7%
Illinois Tool Works, Inc.	59,140	6,160,022
Pentair plc	48,143	2,806,256

		8,966,278

Marine—0.0%
Kirby Corp. (a) (b)	2,630	164,086

Media—2.5%
Charter Communications, Inc. - Class A (a)	44,841	10,252,446
Comcast Corp. - Class A	197,010	12,843,082
DreamWorks Animation SKG, Inc. - Class A (a) (b)	8,829	360,841
Interpublic Group of Cos., Inc. (The)	88,126	2,035,711
Twenty-First Century Fox, Inc. - Class A	192,293	5,201,526

		30,693,606

Metals & Mining—0.1%
Reliance Steel & Aluminum Co.	5,548	426,641
Steel Dynamics, Inc.	18,590	455,455

		882,096

Multi-Utilities—0.8%
Ameren Corp.	31,364	1,680,483
Dominion Resources, Inc.	57,535	4,483,703
Sempra Energy	35,669	4,066,979

		10,231,165

Oil, Gas & Consumable Fuels—2.6%
Anadarko Petroleum Corp.	14,643	779,740
Cobalt International Energy, Inc. (a) (b)	367,747	492,781
ConocoPhillips	19,410	846,276
Energen Corp.	22,010	1,061,102
Hess Corp.	11,730	704,973
Marathon Petroleum Corp.	40,760	1,547,250
Newfield Exploration Co. (a)	137,689	6,083,100
ONEOK, Inc.	19,968	947,482
PBF Energy, Inc. - Class A	76,787	1,825,995
Pioneer Natural Resources Co.	64,636	9,773,609
QEP Resources, Inc.	54,290	957,133
Spectra Energy Corp.	62,430	2,286,811
TransCanada Corp. (b)	35,980	1,627,015

Oil, Gas & Consumable Fuels—(Continued)
Valero Energy Corp.	32,570	1,661,070
WPX Energy, Inc. (a)	139,026	1,294,332

		31,888,669

Paper & Forest Products—0.2%
Boise Cascade Co. (a)	83,603	1,918,689

Personal Products—0.6%
Coty, Inc. - Class A (b)	93,307	2,425,049
Estee Lauder Cos., Inc. (The) - Class A	60,832	5,536,929

		7,961,978

Pharmaceuticals—3.1%
Aerie Pharmaceuticals, Inc. (a) (b)	16,870	296,912
Allergan plc (a)	30,350	7,013,582
AstraZeneca plc (ADR) (b)	98,081	2,961,065
Bristol-Myers Squibb Co.	118,260	8,698,023
Eli Lilly & Co.	44,640	3,515,400
Johnson & Johnson	53,960	6,545,348
Merck & Co., Inc.	125,771	7,245,667
Mylan NV (a)	58,530	2,530,837
MyoKardia, Inc. (a) (b)	25,300	313,720

		39,120,554

Professional Services—0.8%
Equifax, Inc.	19,661	2,524,473
Nielsen Holdings plc	61,096	3,175,159
TransUnion (a)	111,450	3,726,888

		9,426,520

Real Estate Investment Trusts—2.1%
American Tower Corp.	77,432	8,797,050
AvalonBay Communities, Inc.	17,778	3,206,973
Equinix, Inc.	6,940	2,690,846
Outfront Media, Inc. (b)	101,631	2,456,421
Public Storage	8,904	2,275,773
Regency Centers Corp.	18,220	1,525,561
Simon Property Group, Inc.	25,251	5,476,942

		26,429,566

Road & Rail—0.3%
Genesee & Wyoming, Inc. - Class A (a) (b)	15,912	938,012
J.B. Hunt Transport Services, Inc.	6,560	530,901
Kansas City Southern	4,338	390,810
Knight Transportation, Inc. (b)	32,356	860,023
Norfolk Southern Corp.	8,790	748,293
Swift Transportation Co. (a) (b)	22,240	342,718

		3,810,757

Semiconductors & Semiconductor Equipment—1.3%
Applied Materials, Inc.	88,100	2,111,757
Broadcom, Ltd.	19,810	3,078,474
Cavium, Inc. (a) (b)	2,289	88,355
First Solar, Inc. (a) (b)	6,436	312,017

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
Lam Research Corp. (b)	18,930	$1,591,256
Linear Technology Corp. (b)	66,760	3,106,343
MACOM Technology Solutions Holdings, Inc. (a)	9,270	305,725
Microchip Technology, Inc. (b)	53,370	2,709,061
NXP Semiconductors NV (a)	13,975	1,094,802
ON Semiconductor Corp. (a)	54,000	476,280
Skyworks Solutions, Inc. (b)	19,086	1,207,762
SunEdison Semiconductor, Ltd. (a) (b)	33,900	201,027
SunPower Corp. (a) (b)	6,525	101,072

		16,383,931

Software—2.3%
Adobe Systems, Inc. (a)	31,170	2,985,774
Electronic Arts, Inc. (a)	65,897	4,992,357
Microsoft Corp.	225,388	11,533,104
Salesforce.com, Inc. (a)	44,500	3,533,745
ServiceNow, Inc. (a)	58,930	3,912,952
SS&C Technologies Holdings, Inc. (b)	37,260	1,046,261

		28,004,193

Specialty Retail—0.9%
Advance Auto Parts, Inc.	47,742	7,716,540
L Brands, Inc.	25,949	1,741,956
Ross Stores, Inc.	8,324	471,888
Signet Jewelers, Ltd. (b)	14,740	1,214,723

		11,145,107

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	156,357	14,947,729
Pure Storage, Inc. - Class A (a) (b)	238,061	2,594,865
Seagate Technology plc (b)	207,742	5,060,595

		22,603,189

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. - Class B	126,473	6,981,310
Under Armour, Inc. - Class A (a) (b)	34,258	1,374,774
Under Armour, Inc. - Class C (a)	34,501	1,255,842
VF Corp.	23,990	1,475,145

		11,087,071

Tobacco—0.9%
Altria Group, Inc.	160,685	11,080,838

Total Common Stocks (Cost $654,292,676)		722,701,388

U.S. Treasury & Government Agencies—21.3%

Agency Sponsored Mortgage - Backed—20.2%
Fannie Mae 15 Yr. Pool 2.500%, TBA (c)	9,150,000	9,466,491
3.000%, 07/01/28	2,457,100	2,592,071
3.000%, 02/01/31	279,351	293,021

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 3.000%, 03/01/31	1,605,373	1,683,933
3.000%, TBA (c)	11,278,000	11,823,397
3.500%, 07/01/28	356,699	382,652
4.000%, 04/01/26	64,116	68,462
4.000%, 02/01/29	1,668,575	1,777,572
4.500%, 06/01/24	348,062	368,242
4.500%, 02/01/25	111,495	118,866
4.500%, 04/01/25	17,350	18,720
4.500%, 07/01/25	84,308	90,773
4.500%, 06/01/26	1,651,369	1,774,733
5.000%, TBA (c)	500,000	513,066
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	990,170	1,040,485
3.000%, 03/01/43	2,910,160	3,038,711
3.000%, 04/01/43	2,247,059	2,348,035
3.000%, 05/01/43	3,708,831	3,884,567
3.000%, 06/01/43	375,739	395,473
3.000%, TBA (c)	600,000	622,289
3.500%, 03/01/43	74,823	79,391
3.500%, 05/01/43	142,282	150,968
3.500%, 06/01/43	554,125	592,676
3.500%, 07/01/43	865,919	923,238
3.500%, 08/01/43	1,396,584	1,489,765
3.500%, 01/01/46	1,186,205	1,253,825
3.500%, 02/01/46	1,476,364	1,560,527
3.500%, TBA (c)	39,700,000	41,858,076
4.000%, 10/01/40	1,332,787	1,433,975
4.000%, 11/01/40	545,961	587,461
4.000%, 12/01/40	401,926	432,307
4.000%, 02/01/41	198,353	213,357
4.000%, 03/01/41	476,019	511,815
4.000%, 08/01/42	241,107	259,728
4.000%, 09/01/42	436,865	470,605
4.000%, 02/01/46	787,416	848,087
4.000%, 05/01/46	803,040	864,116
4.000%, 06/01/46	314,036	337,044
4.000%, TBA (c)	7,375,000	7,900,421
4.500%, 10/01/40	1,247,937	1,367,272
4.500%, 09/01/41	121,438	133,155
4.500%, 10/01/41	568,793	622,768
4.500%, 08/01/42	171,239	187,498
4.500%, 09/01/43	2,949,336	3,221,074
4.500%, 10/01/43	384,054	419,792
4.500%, 12/01/43	363,425	397,177
4.500%, 01/01/44	857,326	947,637
5.000%, 04/01/33	6,029	6,731
5.000%, 07/01/33	17,835	19,900
5.000%, 09/01/33	275,914	308,039
5.000%, 11/01/33	69,660	77,767
5.000%, 12/01/33	27,896	31,145
5.000%, 02/01/34	12,282	13,712
5.000%, 03/01/34	5,915	6,603
5.000%, 04/01/34	5,683	6,344
5.000%, 06/01/34	4,999	5,569

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 07/01/34	82,803	$92,315
5.000%, 10/01/34	216,993	242,267
5.000%, 07/01/35	143,796	160,486
5.000%, 10/01/35	160,830	179,542
5.000%, 12/01/35	126,139	140,733
5.000%, 08/01/36	114,219	127,424
5.000%, 07/01/37	62,303	69,563
5.000%, 07/01/41	116,208	129,560
5.000%, 08/01/41	72,930	81,313
5.500%, 08/01/28	29,392	32,985
5.500%, 04/01/33	72,965	82,758
5.500%, 08/01/37	443,773	503,771
5.500%, 04/01/41	40,398	45,638
6.000%, 03/01/28	3,000	3,426
6.000%, 05/01/28	10,745	12,270
6.000%, 02/01/34	294,043	341,424
6.000%, 08/01/34	157,903	182,880
6.000%, 04/01/35	1,326,562	1,540,305
6.000%, 02/01/38	99,755	114,982
6.000%, 03/01/38	37,457	43,382
6.000%, 05/01/38	122,324	141,992
6.000%, 10/01/38	35,561	41,064
6.000%, 12/01/38	42,993	49,623
6.000%, TBA (c)	1,000,000	1,143,573
6.500%, 05/01/40	870,550	1,011,359
Fannie Mae ARM Pool 2.814%, 03/01/41 (d)	144,756	153,316
2.945%, 03/01/41 (d)	83,974	88,749
3.157%, 12/01/40 (d)	220,826	232,494
3.369%, 06/01/41 (d)	261,686	272,313
3.518%, 09/01/41 (d)	188,945	198,884
Fannie Mae Pool 2.440%, 01/01/23	20,000	20,827
2.690%, 04/01/25	200,000	209,042
2.780%, 02/01/27	695,782	731,758
3.160%, 12/01/26	90,000	97,537
3.210%, 05/01/23	165,000	178,214
3.240%, 12/01/26	84,563	92,143
3.340%, 04/01/24	84,794	92,621
3.355%, 01/01/27	1,355,498	1,481,013
3.450%, 01/01/24	34,260	37,545
3.470%, 01/01/24	33,871	37,252
3.650%, 08/01/23	1,827,427	2,023,683
3.670%, 08/01/23	81,937	90,842
3.700%, 10/01/23	25,000	27,881
3.760%, 03/01/24	30,000	33,643
3.780%, 10/01/23	2,171,500	2,425,982
3.855%, 12/01/25	45,000	51,067
3.860%, 11/01/23	25,000	28,165
3.870%, 10/01/25	76,939	86,966
3.890%, 05/01/30	102,856	115,637
3.930%, 10/01/23	110,000	123,941
3.960%, 05/01/34	43,734	49,025
3.970%, 05/01/29	29,969	34,274
4.060%, 10/01/28	66,138	77,303

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 1.689%, 05/25/46 (e) (f)	1,546,890	96,595
1.951%, 08/25/44 (d) (e) (f)	1,387,698	95,239
2.500%, 06/25/28 (e) (f)	296,940	25,901
3.000%, 09/25/27 (e) (f)	270,794	25,466
3.000%, 01/25/28 (e) (f)	1,918,061	174,943
3.000%, 04/25/28 (e) (f)	847,899	87,051
3.500%, 05/25/30 (e) (f)	450,643	53,303
4.000%, 05/25/42 (e) (f)	1,195,504	192,731
5.500%, 04/25/35 (f)	503,217	569,706
5.500%, 04/25/37 (f)	215,034	244,271
Fannie Mae-ACES 2.433%, 01/25/22 (d) (e)	1,605,796	140,582
3.329%, 10/25/23 (d)	505,000	551,591
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	889,118	933,905
3.000%, 08/01/29	616,230	651,885
3.000%, TBA (c)	200,000	209,805
3.500%, TBA (c)	1,500,000	1,587,483
Freddie Mac 20 Yr. Gold Pool 3.500%, 08/01/34	1,260,978	1,341,929
Freddie Mac 30 Yr. Gold Pool 3.000%, 03/01/43	470,463	488,756
3.000%, 04/01/43	2,522,871	2,620,966
3.000%, 08/01/43	1,117,629	1,161,173
3.000%, TBA (c)	18,900,000	19,567,825
3.500%, 04/01/42	306,461	328,099
3.500%, 08/01/42	241,592	259,328
3.500%, 09/01/42	142,969	152,777
3.500%, 11/01/42	268,646	285,659
3.500%, 04/01/43	891,385	953,783
3.500%, 12/01/43	849,630	908,573
3.500%, 05/01/46	6,785,455	7,170,984
3.500%, TBA (c)	17,300,000	18,223,735
4.000%, 05/01/42	1,251,072	1,344,008
4.000%, 08/01/42	313,484	337,319
4.000%, 09/01/42	486,545	521,876
4.000%, 07/01/44	137,439	147,919
4.000%, 01/01/46	725,926	778,540
4.000%, 02/01/46	411,644	440,849
4.000%, TBA (c)	13,550,000	14,492,329
4.500%, 09/01/43	216,565	236,883
4.500%, 11/01/43	2,249,173	2,455,898
4.500%, TBA (c)	1,350,000	1,472,133
5.500%, 07/01/33	198,915	225,145
5.500%, 04/01/39	87,399	98,063
5.500%, 06/01/41	330,730	370,982
Freddie Mac ARM Non-Gold Pool 2.998%, 02/01/41 (d)	227,067	240,832
Freddie Mac Multifamily Structured Pass-Through Certificates 1.620%, 06/25/22 (d) (e)	1,894,087	135,947
1.670%, 12/25/18 (d) (e)	3,113,059	99,007
1.840%, 03/25/22 (d) (e)	1,433,248	113,656
1.894%, 05/25/19 (d) (e)	2,395,834	101,053

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 4.500%, 03/15/41	290,076	$355,017
6.500%, 07/15/36 (f)	327,427	374,160
FREMF Mortgage Trust 3.080%, 10/25/47 (144A) (d)	770,000	779,833
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	27,287	28,592
3.000%, 02/15/45	95,292	99,633
3.000%, 04/15/45	1,356,631	1,418,429
3.000%, 05/15/45	1,892,358	1,978,559
3.000%, 07/15/45	43,889	45,888
4.000%, 09/15/42	1,346,913	1,451,724
4.500%, 04/15/41	1,123,424	1,239,754
4.500%, 02/15/42	2,259,580	2,493,587
5.000%, 12/15/38	75,746	85,066
5.000%, 04/15/39	1,592,820	1,784,192
5.000%, 07/15/39	160,478	180,229
5.000%, 12/15/40	214,956	240,786
5.500%, 12/15/40	702,153	791,263
9.000%, 11/15/19	2,011	2,020
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (c)	10,625,000	11,098,783
3.500%, TBA (c)	14,200,000	15,069,867
4.500%, TBA (c)	600,000	643,872
5.000%, 10/20/39	37,254	41,442
Government National Mortgage Association 0.904%, 02/16/53 (d) (e) (g)	2,950,714	180,196
Government National Mortgage Association (CMO) 4.000%, 05/16/42 (e) (f)	147,282	20,686
4.000%, 01/20/44 (e) (f)	102,891	21,976
4.000%, 11/20/44 (e) (f)	1,531,833	294,132
5.000%, 10/16/41 (e) (f)	630,236	107,262

		250,991,307

U.S. Treasury—1.1%
U.S. Treasury Bonds 2.750%, 08/15/42 (h) (i)	350,000	385,629
3.000%, 11/15/44 (h) (i)	595,000	684,111
4.500%, 02/15/36	1,199,000	1,727,029
U.S. Treasury Floating Rate Notes 0.330%, 07/31/16 (d) (h) (i)	1,250,000	1,250,036
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (i) (j)	9,096,060	9,234,630
U.S. Treasury Notes 0.625%, 12/31/16 (h)	250,000	250,244

		13,531,679

Total U.S. Treasury & Government Agencies (Cost $262,307,268)		264,522,986

Corporate Bonds & Notes—13.8%

Advertising—0.0%
Lamar Media Corp. 5.750%, 02/01/26 (144A)	20,000	20,813

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	130,000	132,836
BAE Systems plc 4.750%, 10/11/21 (144A)	135,000	150,726
Lockheed Martin Corp. 2.500%, 11/23/20	265,000	273,445
4.700%, 05/15/46	380,000	447,933

		1,004,940

Agriculture—0.2%
BAT International Finance plc 2.750%, 06/15/20 (144A)	490,000	508,106
Imperial Brands Finance plc 2.050%, 07/20/18 (144A)	200,000	202,242
2.950%, 07/21/20 (144A)	550,000	566,380
3.750%, 07/21/22 (144A)	310,000	327,142
Reynolds American, Inc. 3.250%, 06/12/20	517,000	546,512

		2,150,382

Apparel—0.0%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	100,000	100,360
William Carter Co. (The) 5.250%, 08/15/21	290,000	300,150

		400,510

Auto Manufacturers—0.7%
Daimler Finance North America LLC 1.650%, 03/02/18 (144A) (b)	1,445,000	1,452,958
Ford Motor Credit Co. LLC 1.461%, 03/27/17	1,560,000	1,562,764
2.240%, 06/15/18	535,000	540,394
3.200%, 01/15/21	375,000	386,281
4.250%, 02/03/17	400,000	406,392
General Motors Co. 6.600%, 04/01/36	375,000	430,015
6.750%, 04/01/46	85,000	100,826
General Motors Financial Co., Inc. 2.400%, 04/10/18	575,000	579,517
3.500%, 07/10/19	925,000	957,139
3.700%, 05/09/23	300,000	301,559
4.750%, 08/15/17	1,215,000	1,253,680
5.250%, 03/01/26	375,000	407,657

		8,379,182

Banks—4.2%
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (d) (g)	800,000	762,883
9.000%, 05/09/18 (d) (f)	800,000	796,626
Banco Santander S.A. 6.250%, 03/12/19 (EUR) (d) (g)	500,000	468,869
Bank of America Corp. 2.625%, 04/19/21	500,000	507,668

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp. 3.500%, 04/19/26	255,000	$263,514
3.950%, 04/21/25	350,000	356,421
4.000%, 04/01/24	545,000	581,675
4.000%, 01/22/25	1,410,000	1,437,229
4.125%, 01/22/24	265,000	285,028
7.750%, 05/14/38	630,000	887,100
Bank of Ireland 7.375%, 06/18/20 (EUR) (d) (f)	450,000	461,814
Bank of Nova Scotia (The) 4.500%, 12/16/25 (b)	1,270,000	1,319,487
Barclays Bank plc 6.050%, 12/04/17 (144A)	1,200,000	1,256,678
8.000%, 12/15/20 (EUR) (d) (g)	550,000	568,621
BNP Paribas S.A. 7.625%, 03/30/21 (144A) (d)	390,000	390,000
BPCE S.A. 5.150%, 07/21/24 (144A)	1,000,000	1,040,605
Capital One Financial Corp. 6.150%, 09/01/16	1,185,000	1,194,217
Capital One N.A. 1.650%, 02/05/18	925,000	925,779
2.350%, 08/17/18	580,000	588,105
CIT Group, Inc. 5.500%, 02/15/19 (144A)	485,000	507,431
Citigroup, Inc. 2.700%, 03/30/21	295,000	300,249
4.300%, 11/20/26	675,000	695,425
4.400%, 06/10/25	500,000	522,804
4.450%, 09/29/27	2,140,000	2,204,438
4.600%, 03/09/26	215,000	227,939
4.650%, 07/30/45	80,000	87,914
5.500%, 09/13/25	490,000	549,261
Cooperatieve Rabobank UA 5.500%, 06/29/20 (EUR) (d)	200,000	211,407
Credit Agricole S.A. 7.500%, 06/23/26 (GBP) (d) (g)	100,000	119,180
8.125%, 12/23/25 (144A) (d)	725,000	720,044
8.125%, 09/19/33 (144A) (d)	225,000	240,750
Credit Suisse Group AG 6.250%, 12/18/24 (144A) (d)	1,695,000	1,595,127
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, 12/10/20 (144A)	1,080,000	1,078,357
Credit Suisse Group Guernsey, Ltd. 7.875%, 02/24/41 (d)	250,000	250,313
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19 (b)	140,000	141,436
2.600%, 04/23/20	1,605,000	1,631,714
2.750%, 09/15/20	440,000	449,128
2.875%, 02/25/21	520,000	533,113
4.750%, 10/21/45	215,000	236,991
5.150%, 05/22/45	640,000	667,687
6.250%, 02/01/41	430,000	556,465
6.750%, 10/01/37	1,375,000	1,696,109

Banks—(Continued)
HSBC Holdings plc 2.950%, 05/25/21	255,000	257,642
3.400%, 03/08/21	765,000	788,274
3.600%, 05/25/23	255,000	260,602
4.250%, 08/18/25	1,100,000	1,110,035
5.250%, 09/16/22 (EUR) (d)	225,000	224,599
5.250%, 03/14/44	280,000	295,826
6.800%, 06/01/38	160,000	199,300
HSBC USA, Inc. 2.750%, 08/07/20	375,000	377,949
Intesa Sanpaolo S.p.A. 7.700%, 09/17/25 (144A) (b) (d)	650,000	560,625
JPMorgan Chase & Co. 2.400%, 06/07/21	565,000	572,896
2.550%, 10/29/20	530,000	541,496
2.700%, 05/18/23	655,000	661,661
2.750%, 06/23/20	830,000	855,259
4.250%, 10/01/27	1,055,000	1,116,225
5.600%, 07/15/41	125,000	158,502
6.000%, 01/15/18	455,000	486,610
LBI HF 6.100%, 08/25/11 (144A) (k)	320,000	31,200
Lloyds Banking Group plc 7.000%, 06/27/19 (GBP) (b) (d)	280,000	350,385
Morgan Stanley 2.500%, 01/24/19	455,000	464,195
2.500%, 04/21/21	1,190,000	1,202,447
3.950%, 04/23/27	315,000	318,559
4.000%, 07/23/25	280,000	299,821
4.350%, 09/08/26	95,000	99,381
5.000%, 11/24/25	707,000	774,017
5.550%, 04/27/17	1,350,000	1,396,968
6.250%, 08/28/17	555,000	585,024
Royal Bank of Scotland Group plc 6.125%, 12/15/22	180,000	188,768
7.500%, 08/10/20 (d)	720,000	658,800
Santander Issuances S.A.U. 5.179%, 11/19/25	2,200,000	2,197,873
Societe Generale S.A. 8.250%, 11/29/18 (d)	635,000	628,650
SunTrust Banks, Inc. 3.500%, 01/20/17	270,000	273,006
UBS Group AG 5.750%, 02/19/22 (EUR) (d)	250,000	278,825
6.875%, 03/22/21 (d)	450,000	439,875
7.000%, 02/19/25 (d)	200,000	202,500
7.125%, 02/19/20 (d)	470,000	466,475
Wells Fargo & Co. 3.000%, 04/22/26	310,000	315,999
4.400%, 06/14/46	640,000	652,042
4.900%, 11/17/45	980,000	1,072,418
5.606%, 01/15/44	675,000	807,468

		51,487,798

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.8%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	840,000	$854,263
2.150%, 02/01/19	175,000	178,737
3.300%, 02/01/23	2,620,000	2,760,615
4.700%, 02/01/36	815,000	915,838
4.900%, 02/01/46	2,655,000	3,111,240
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	290,000	295,034
3.750%, 07/15/42	405,000	405,236
Molson Coors Brewing Co. 2.100%, 07/15/21	175,000	175,532
4.200%, 07/15/46	285,000	286,219
Pernod Ricard S.A. 3.250%, 06/08/26 (144A)	505,000	516,859

		9,499,573

Biotechnology—0.0%
Celgene Corp. 4.625%, 05/15/44	195,000	202,821
Gilead Sciences, Inc. 3.250%, 09/01/22	205,000	218,304

		421,125

Building Materials—0.1%
CRH America, Inc. 5.125%, 05/18/45 (144A)	500,000	531,282
Norbord, Inc. 6.250%, 04/15/23 (144A)	220,000	225,500
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	145,000	147,537
6.000%, 10/15/25 (144A)	220,000	229,900

		1,134,219

Commercial Services—0.1%
Cardtronics, Inc. 5.125%, 08/01/22	220,000	217,800
ERAC USA Finance LLC 2.600%, 12/01/21 (144A)	550,000	558,963
United Rentals North America, Inc. 4.625%, 07/15/23	105,000	105,919
5.500%, 07/15/25 (b)	135,000	132,975

		1,015,657

Computers—0.1%
Apple, Inc. 3.450%, 02/09/45	550,000	516,809
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.480%, 06/01/19 (144A)	250,000	256,102
4.420%, 06/15/21 (144A)	195,000	200,708
8.350%, 07/15/46 (144A)	235,000	252,651
NCR Corp. 4.625%, 02/15/21	240,000	237,600

		1,463,870

Diversified Financial Services—0.3%
Aircastle, Ltd. 5.000%, 04/01/23	25,000	25,405
5.500%, 02/15/22	50,000	52,000
Intercontinental Exchange, Inc. 2.750%, 12/01/20	435,000	457,036
International Lease Finance Corp. 5.875%, 04/01/19	615,000	655,744
Nasdaq, Inc. 3.850%, 06/30/26	110,000	111,762
Navient Corp. 5.500%, 01/15/19	520,000	520,988
Synchrony Financial 2.600%, 01/15/19	740,000	748,098
Visa, Inc. 2.800%, 12/14/22	510,000	538,044
4.300%, 12/14/45	590,000	683,069

		3,792,146

Electric—0.3%
AES Corp. 4.875%, 05/15/23	245,000	241,937
5.500%, 03/15/24	325,000	332,719
Duke Energy Carolinas LLC 4.250%, 12/15/41	435,000	487,433
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	366,265
Electricite de France S.A. 4.950%, 10/13/45 (144A)	650,000	718,312
Emera U.S. Finance L.P. 2.700%, 06/15/21 (144A)	80,000	81,523
4.750%, 06/15/46 (144A)	90,000	91,343
Exelon Corp. 2.450%, 04/15/21	80,000	81,125
2.850%, 06/15/20	565,000	582,836
NRG Energy, Inc. 6.250%, 07/15/22	200,000	194,000
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	130,000	165,547
Southern Co. (The) 1.850%, 07/01/19 (b)	315,000	318,985
2.950%, 07/01/23	130,000	134,758
4.400%, 07/01/46	155,000	166,613

		3,963,396

Electrical Components & Equipment—0.0%
EnerSys 5.000%, 04/30/23 (144A)	215,000	212,312

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21 (144A)	295,000	299,327

Entertainment—0.0%
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 04/15/26	50,000	51,500

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.0%
Clean Harbors, Inc. 5.250%, 08/01/20	210,000	$214,987

Food—0.1%
Kraft Heinz Foods Co. 2.000%, 07/02/18 (144A)	325,000	329,085
2.800%, 07/02/20 (144A)	205,000	212,880
4.375%, 06/01/46 (144A)	125,000	132,190
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26 (144A)	430,000	434,838
Sysco Corp. 2.500%, 07/15/21	430,000	439,403

		1,548,396

Forest Products & Paper—0.0%
Cascades, Inc. 5.500%, 07/15/22 (144A)	70,000	67,987
5.750%, 07/15/23 (144A)	120,000	115,500
Clearwater Paper Corp. 5.375%, 02/01/25 (144A)	220,000	220,000

		403,487

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.625%, 05/20/24	70,000	70,525
5.875%, 08/20/26	95,000	95,237
Southern Star Central Corp. 5.125%, 07/15/22 (144A)	25,000	24,375

		190,137

Healthcare-Products—0.1%
Hologic, Inc. 5.250%, 07/15/22 (144A)	60,000	62,700
Kinetic Concepts, Inc. / KCI USA, Inc. 7.875%, 02/15/21 (144A)	190,000	201,993
Medtronic, Inc. 4.375%, 03/15/35	398,000	450,193
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	455,000	464,497
Zimmer Biomet Holdings, Inc. 1.450%, 04/01/17	555,000	555,354

		1,734,737

Healthcare-Services—0.5%
Aetna, Inc. 2.800%, 06/15/23	175,000	178,763
4.250%, 06/15/36	80,000	82,654
4.375%, 06/15/46	115,000	119,427
Anthem, Inc. 2.300%, 07/15/18	202,000	204,906
3.500%, 08/15/24	900,000	931,791
4.625%, 05/15/42	400,000	419,581

Healthcare-Services—(Continued)
CHS/Community Health Systems, Inc. 5.125%, 08/01/21	250,000	248,125
HCA, Inc. 4.750%, 05/01/23	60,000	61,500
6.500%, 02/15/20	535,000	591,844
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	40,000	40,500
Tenet Healthcare Corp. 6.000%, 10/01/20	535,000	564,425
UnitedHealth Group, Inc. 1.700%, 02/15/19	465,000	469,904
2.125%, 03/15/21	895,000	911,843
3.350%, 07/15/22	460,000	492,118
3.750%, 07/15/25	475,000	521,131
4.750%, 07/15/45	175,000	210,823

		6,049,335

Holding Companies-Diversified—0.1%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A)	850,000	858,290

Home Builders—0.0%
CalAtlantic Group, Inc. 5.375%, 10/01/22	240,000	244,200
Meritage Homes Corp. 6.000%, 06/01/25	220,000	221,100
PulteGroup, Inc. 4.250%, 03/01/21	20,000	20,620

		485,920

Insurance—0.1%
American International Group, Inc. 4.700%, 07/10/35	295,000	305,002
CNO Financial Group, Inc. 4.500%, 05/30/20	10,000	10,350
5.250%, 05/30/25	50,000	51,500
Marsh & McLennan Cos., Inc. 3.500%, 03/10/25	370,000	384,471
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	325,000	486,343
Radian Group, Inc. 7.000%, 03/15/21	80,000	85,550

		1,323,216

Iron/Steel—0.1%
ArcelorMittal 6.250%, 08/05/20 (b)	400,000	420,000
Steel Dynamics, Inc. 5.125%, 10/01/21	95,000	97,256
5.500%, 10/01/24	105,000	107,362
United States Steel Corp. 6.875%, 04/01/21	21,000	18,218
7.375%, 04/01/20 (b)	21,000	19,760

		662,596

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.0%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, 03/15/22 (b)	296,000	$297,850

Machinery-Construction & Mining—0.0%
Oshkosh Corp. 5.375%, 03/01/25	120,000	123,300

Machinery-Diversified—0.0%
Case New Holland Industrial, Inc. 7.875%, 12/01/17	335,000	360,125
CNH Industrial Capital LLC 3.375%, 07/15/19	15,000	14,662

		374,787

Media—1.2%
21st Century Fox America, Inc. 3.700%, 10/15/25 (b)	245,000	265,383
6.150%, 03/01/37	685,000	850,246
CBS Corp. 4.000%, 01/15/26	150,000	160,105
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 02/15/23	10,000	10,155
5.250%, 09/30/22	290,000	297,613
5.750%, 09/01/23	60,000	62,100
5.750%, 02/15/26 (144A)	30,000	30,900
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20 (144A)	620,000	648,175
4.464%, 07/23/22 (144A)	815,000	875,910
4.908%, 07/23/25 (144A)	890,000	973,039
6.484%, 10/23/45 (144A)	1,140,000	1,361,184
Comcast Corp. 2.750%, 03/01/23	655,000	685,953
3.150%, 03/01/26	995,000	1,059,066
4.750%, 03/01/44	240,000	279,846
COX Communications, Inc. 3.250%, 12/15/22 (144A)	190,000	189,471
3.850%, 02/01/25 (144A) (b)	355,000	357,561
DISH DBS Corp. 7.875%, 09/01/19	490,000	540,225
Grupo Televisa S.A.B. 6.125%, 01/31/46	360,000	397,537
Liberty Interactive LLC 8.250%, 02/01/30	385,000	399,437
NBCUniversal Media LLC 5.150%, 04/30/20	86,000	97,477
Sky plc 2.625%, 09/16/19 (144A)	480,000	488,394
TEGNA, Inc. 4.875%, 09/15/21 (144A)	225,000	230,625
5.125%, 10/15/19	360,000	370,350
6.375%, 10/15/23	55,000	58,438

Media—(Continued)
Time Warner Cable, Inc. 4.500%, 09/15/42	325,000	302,720
7.300%, 07/01/38	500,000	626,122
8.250%, 04/01/19	626,000	726,912
8.750%, 02/14/19	759,000	886,215
Time Warner, Inc. 3.600%, 07/15/25	350,000	370,351
4.850%, 07/15/45	275,000	298,999
6.500%, 11/15/36	535,000	678,458
Videotron, Ltd. 5.375%, 06/15/24 (144A)	195,000	197,925

		14,776,892

Mining—0.0%
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (b)	25,000	21,875
4.550%, 11/14/24 (b)	65,000	56,875
5.400%, 11/14/34	80,000	63,600
5.450%, 03/15/43	145,000	116,362
Kaiser Aluminum Corp. 5.875%, 05/15/24 (144A)	45,000	46,238
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25 (b)	180,000	188,302
Teck Resources, Ltd. 8.500%, 06/01/24 (144A)	30,000	31,125

		524,377

Oil & Gas—1.4%
Anadarko Petroleum Corp. 4.850%, 03/15/21	145,000	153,789
5.550%, 03/15/26 (b)	635,000	701,218
6.375%, 09/15/17	54,000	56,838
6.600%, 03/15/46	640,000	772,803
6.950%, 06/15/19	75,000	83,111
Antero Resources Corp. 5.625%, 06/01/23	50,000	48,500
BP Capital Markets plc 2.750%, 05/10/23	500,000	503,816
3.062%, 03/17/22	125,000	129,158
Cenovus Energy, Inc. 3.000%, 08/15/22	1,060,000	967,632
3.800%, 09/15/23	120,000	112,934
5.200%, 09/15/43	455,000	390,915
5.700%, 10/15/19	247,000	261,255
Concho Resources, Inc. 5.500%, 04/01/23	75,000	75,187
6.500%, 01/15/22	65,000	66,544
ConocoPhillips Co. 4.200%, 03/15/21	500,000	541,370
4.950%, 03/15/26 (b)	720,000	816,424
Continental Resources, Inc. 3.800%, 06/01/24	5,000	4,363
4.500%, 04/15/23	10,000	9,325
4.900%, 06/01/44	10,000	8,250
5.000%, 09/15/22 (b)	100,000	97,750

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Devon Energy Corp. 3.250%, 05/15/22 (b)	895,000	$867,967
6.300%, 01/15/19	200,000	216,669
Devon Financing Co. LLC 7.875%, 09/30/31	100,000	116,367
Ecopetrol S.A. 5.875%, 05/28/45	585,000	508,365
EOG Resources, Inc. 4.150%, 01/15/26 (b)	225,000	246,323
Exxon Mobil Corp. 2.222%, 03/01/21	565,000	582,541
2.726%, 03/01/23	475,000	495,904
3.043%, 03/01/26	230,000	244,148
Hess Corp. 5.600%, 02/15/41	210,000	211,755
6.000%, 01/15/40	260,000	268,873
Kerr-McGee Corp. 6.950%, 07/01/24	480,000	554,988
Marathon Oil Corp. 2.700%, 06/01/20	595,000	560,306
2.800%, 11/01/22	35,000	31,742
3.850%, 06/01/25 (b)	65,000	59,717
5.200%, 06/01/45	30,000	26,116
6.600%, 10/01/37	15,000	15,164
6.800%, 03/15/32	15,000	15,227
MEG Energy Corp. 7.000%, 03/31/24 (144A)	136,000	104,720
Noble Energy, Inc. 4.150%, 12/15/21	320,000	336,472
Petrobras Global Finance B.V. 8.375%, 05/23/21	1,005,000	1,037,160
Petroleos Mexicanos 3.500%, 07/23/20	180,000	179,840
5.500%, 02/04/19 (144A)	380,000	399,380
5.500%, 06/27/44	905,000	817,713
5.750%, 03/01/18	970,000	1,014,290
6.375%, 02/04/21 (144A)	195,000	212,023
Pioneer Natural Resources Co. 3.450%, 01/15/21	65,000	67,118
3.950%, 07/15/22	120,000	125,552
4.450%, 01/15/26	580,000	631,908
QEP Resources, Inc. 5.375%, 10/01/22	5,000	4,663
6.800%, 03/01/20	15,000	15,112
SM Energy Co. 6.125%, 11/15/22 (b)	55,000	50,531
Statoil ASA 3.700%, 03/01/24 (b)	90,000	97,214
3.950%, 05/15/43	525,000	542,640
Tesoro Corp. 5.125%, 04/01/24	150,000	150,750
Valero Energy Corp. 4.900%, 03/15/45	325,000	301,027

		16,911,467

Packaging & Containers—0.0%
Graphic Packaging International, Inc. 4.875%, 11/15/22	220,000	228,800
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A) (b)	95,000	99,790
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	130,000	131,625

		460,215

Pharmaceuticals—0.5%
AbbVie, Inc. 3.200%, 05/14/26	250,000	253,244
Actavis Funding SCS 2.350%, 03/12/18	1,545,000	1,566,057
3.000%, 03/12/20	1,020,000	1,051,956
3.450%, 03/15/22	485,000	503,702
Baxalta, Inc. 3.600%, 06/23/22	55,000	56,764
Cardinal Health, Inc. 1.950%, 06/15/18	265,000	268,071
EMD Finance LLC 2.950%, 03/19/22 (144A)	600,000	614,732
Mylan NV 3.000%, 12/15/18 (144A)	280,000	286,665
3.150%, 06/15/21 (144A)	255,000	258,659
3.750%, 12/15/20 (144A)	325,000	338,837
Perrigo Co. plc 1.300%, 11/08/16	335,000	334,647
Quintiles Transnational Corp. 4.875%, 05/15/23 (144A)	85,000	86,275

		5,619,609

Pipelines—0.5%
DCP Midstream LLC 5.350%, 03/15/20 (144A)	25,000	24,500
9.750%, 03/15/19 (144A)	30,000	32,850
DCP Midstream Operating L.P. 2.700%, 04/01/19	30,000	28,746
3.875%, 03/15/23	20,000	18,200
4.950%, 04/01/22	66,000	64,845
5.600%, 04/01/44	50,000	42,750
Energy Transfer Equity L.P. 7.500%, 10/15/20	540,000	572,400
Energy Transfer Partners L.P. 5.950%, 10/01/43	120,000	115,961
Enterprise Products Operating LLC 3.950%, 02/15/27	240,000	254,551
Kinder Morgan Energy Partners L.P. 5.300%, 09/15/20	135,000	144,448
6.500%, 04/01/20	50,000	55,136
6.850%, 02/15/20	95,000	106,317
Kinder Morgan, Inc. 5.050%, 02/15/46 (b)	620,000	589,321
Magellan Midstream Partners L.P. 5.000%, 03/01/26	145,000	164,029

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX L.P. 4.875%, 12/01/24 (144A)	105,000	$102,287
4.875%, 06/01/25 (144A)	100,000	97,732
Plains All American Pipeline L.P. / PAA Finance Corp. 2.850%, 01/31/23	470,000	432,609
3.650%, 06/01/22	470,000	460,919
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.500%, 04/15/23	175,000	176,556
5.875%, 03/01/22	275,000	294,152
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	300,000	303,040
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	130,000	135,850
6.250%, 10/15/22 (b)	200,000	208,500
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	411,658
Western Gas Partners L.P. 4.650%, 07/01/26	235,000	237,443
Williams Partners L.P. 3.600%, 03/15/22	1,075,000	1,018,403
4.300%, 03/04/24	260,000	244,595

		6,337,798

Real Estate—0.1%
Prologis L.P. 3.350%, 02/01/21	975,000	1,031,586

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.400%, 02/15/19	385,000	400,912
4.500%, 01/15/18	425,000	443,394
Brandywine Operating Partnership L.P. 3.950%, 02/15/23	775,000	783,111
Crown Castle International Corp. 3.400%, 02/15/21	65,000	67,856
3.700%, 06/15/26	245,000	252,764
HCP, Inc. 4.000%, 06/01/25	500,000	503,859
Kimco Realty Corp. 3.125%, 06/01/23	605,000	616,318
3.400%, 11/01/22	200,000	209,639
Liberty Property L.P. 4.125%, 06/15/22	525,000	555,067
Ventas Realty L.P. / Ventas Capital Corp. 2.700%, 04/01/20	465,000	474,565
VEREIT Operating Partnership L.P. 4.125%, 06/01/21	295,000	307,720
Welltower, Inc. 4.500%, 01/15/24	310,000	336,156

		4,951,361

Retail—0.4%
AutoZone, Inc. 1.625%, 04/21/19	140,000	140,728
CVS Health Corp. 2.125%, 06/01/21	80,000	80,984
2.800%, 07/20/20	750,000	780,952
3.875%, 07/20/25	324,000	356,393
5.125%, 07/20/45	710,000	880,809
Group 1 Automotive, Inc. 5.000%, 06/01/22 (b)	205,000	201,925
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/26 (144A)	110,000	112,750
Lowe’s Cos., Inc. 2.500%, 04/15/26	700,000	712,953
3.700%, 04/15/46	575,000	591,205
McDonald’s Corp. 2.750%, 12/09/20	230,000	240,121
Walgreens Boots Alliance, Inc. 2.600%, 06/01/21	195,000	198,638
3.100%, 06/01/23	160,000	162,962

		4,460,420

Savings & Loans—0.1%
Nationwide Building Society 6.875%, 06/20/19 (GBP) (b) (d)	555,000	690,353

Semiconductors—0.1%
Intel Corp. 4.100%, 05/19/46	235,000	244,331
Lam Research Corp. 2.800%, 06/15/21	410,000	419,735
NXP B.V. / NXP Funding LLC 4.625%, 06/15/22 (144A)	200,000	203,000
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	180,000	180,790
5.625%, 11/01/24 (144A)	20,000	20,763

		1,068,619

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	25,000	26,437

Software—0.1%
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	40,100
5.375%, 08/15/23 (144A)	215,000	218,335
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	76,687
5.750%, 08/15/25 (144A)	65,000	67,438
Open Text Corp. 5.625%, 01/15/23 (144A)	80,000	80,800
Oracle Corp. 1.900%, 09/15/21	875,000	878,214

		1,361,574

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—0.8%
AT&T, Inc. 3.600%, 02/17/23	955,000	$996,236
4.500%, 05/15/35	195,000	199,484
4.750%, 05/15/46	960,000	983,878
5.150%, 03/15/42	439,000	473,664
Cisco Systems, Inc. 2.200%, 02/28/21	610,000	628,676
CommScope, Inc. 4.375%, 06/15/20 (144A)	135,000	139,050
Digicel Group, Ltd. 7.125%, 04/01/22	530,000	394,187
Frontier Communications Corp. 10.500%, 09/15/22	65,000	68,778
GTP Acquisition Partners LLC 3.482%, 06/15/50 (144A)	1,355,000	1,369,065
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	130,000	118,625
Nokia Oyj 6.625%, 05/15/39	200,000	211,500
Sprint Communications, Inc. 7.000%, 03/01/20 (144A) (b)	630,000	659,604
T-Mobile USA, Inc. 6.731%, 04/28/22	175,000	184,021
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	42,975
6.375%, 11/15/33	10,000	9,938
7.721%, 06/04/38	50,000	52,000
Verizon Communications, Inc. 4.400%, 11/01/34	535,000	551,664
4.672%, 03/15/55	2,128,000	2,152,344
5.012%, 08/21/54	523,000	553,100
Wind Acquisition Finance S.A. 4.750%, 07/15/20 (144A)	200,000	196,000

		9,984,789

Transportation—0.2%
FedEx Corp. 3.250%, 04/01/26 (b)	160,000	167,366
4.550%, 04/01/46	315,000	341,805
Kansas City Southern 3.000%, 05/15/23 (144A)	1,015,000	1,031,956
Norfolk Southern Corp. 2.900%, 06/15/26	400,000	411,570
Ryder System, Inc. 2.550%, 06/01/19	260,000	264,973

		2,217,670

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.875%, 07/11/22 (144A)	1,180,000	1,286,835

Total Corporate Bonds & Notes (Cost $168,837,956)		171,273,790

Asset-Backed Securities—6.8%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.4%
AmeriCredit Automobile Receivables Trust 2.290%, 11/08/19	100,000	101,082
2.720%, 09/09/19	620,000	626,672
3.310%, 10/08/19	245,000	249,218
Credit Acceptance Auto Loan Trust 1.550%, 10/15/21 (144A)	532,351	532,373
First Investors Auto Owner Trust 1.810%, 10/15/18 (144A)	125,915	125,931
2.390%, 11/16/20 (144A)	285,000	284,352
Flagship Credit Auto Trust 1.210%, 04/15/19 (144A)	83,597	83,354
GM Financial Automobile Leasing Trust 1.960%, 03/20/18 (144A)	200,000	200,402
Santander Drive Auto Receivables Trust 2.360%, 04/15/20	785,000	789,522
3.120%, 10/15/19 (144A)	300,000	303,628
3.780%, 10/15/19 (144A)	195,000	199,579
4.670%, 01/15/20 (144A)	1,085,000	1,110,440
Westlake Automobile Receivables Trust 1.580%, 04/15/20 (144A)	1,335,000	1,334,615

		5,941,168

Asset-Backed - Home Equity—0.3%
GSAA Home Equity Trust 0.503%, 12/25/46 (d) (g)	124,354	77,242
0.523%, 12/25/46 (d) (f)	394,643	205,348
0.553%, 03/25/37 (d) (f)	863,048	440,219
0.673%, 05/25/47 (d) (f)	29,110	20,391
0.683%, 04/25/47 (d) (f)	278,476	183,670
0.693%, 11/25/36 (d) (f)	362,705	205,727
0.753%, 03/25/36 (d) (f)	1,601,642	1,060,304
5.876%, 09/25/36 (f)	170,647	87,428
5.985%, 06/25/36 (d) (f)	658,680	332,063
Morgan Stanley ABS Capital I, Inc. Trust 0.603%, 06/25/36 (d) (f)	70,911	63,261
Renaissance Home Equity Loan Trust 5.909%, 04/25/37 (f)	680,738	347,178
6.120%, 11/25/36 (f)	265,322	157,292
Soundview Home Loan Trust 0.703%, 11/25/36 (d) (f)	595,000	394,247

		3,574,370

Asset-Backed - Other—6.1%
AMMC CLO, Ltd. 2.088%, 07/27/26 (144A) (d)	1,340,000	1,333,134
Apidos CLO 2.083%, 01/19/25 (144A) (d)	895,000	892,635
2.133%, 04/17/26 (144A) (d)	1,595,000	1,592,496
2.183%, 01/16/27 (144A) (d)	480,000	480,024
2.478%, 07/15/23 (144A) (d)	465,000	456,411
Ares CLO, Ltd. 1.484%, 04/20/23 (144A) (d)	965,237	955,410
2.153%, 04/17/26 (144A) (d)	1,475,000	1,461,526

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Atlas Senior Loan Fund, Ltd. 2.168%, 10/15/26 (144A) (d)	1,190,000	$1,184,874
2.183%, 07/16/26 (144A) (d)	615,000	612,256
Atrium CDO Corp. 2.071%, 11/16/22 (144A) (d)	550,000	545,621
Avery Point CLO, Ltd. 2.158%, 04/25/26 (144A) (d)	1,460,000	1,455,357
Babson CLO, Ltd. 2.124%, 07/20/25 (144A) (d)	340,000	338,288
Battalion CLO, Ltd. 2.035%, 10/22/25 (144A) (d)	615,000	610,328
Benefit Street Partners CLO, Ltd. 1.828%, 07/15/24 (144A) (d)	320,000	316,777
Carlyle Global Market Strategies CLO, Ltd. 2.104%, 04/27/27 (144A) (d)	1,425,000	1,420,829
Cent CLO, Ltd. 1.937%, 01/30/25 (144A) (d)	1,135,000	1,127,862
2.112%, 11/07/26 (144A) (d)	760,000	753,159
2.123%, 04/17/26 (144A) (d)	1,345,000	1,342,852
2.124%, 07/27/26 (144A) (d)	940,000	929,546
2.683%, 04/17/26 (144A) (d)	530,000	522,548
CIFC Funding, Ltd. 2.133%, 04/18/25 (144A) (d)	1,585,000	1,576,942
2.141%, 05/24/26 (144A) (d)	1,580,000	1,574,102
2.409%, 08/14/24 (144A) (d)	985,000	976,563
3.380%, 12/05/24 (144A) (d)	950,000	921,286
Consumer Credit Origination Loan Trust 2.820%, 03/15/21 (144A) (g)	107,442	107,440
Dryden Senior Loan Fund 2.058%, 07/15/27 (144A) (d)	1,215,000	1,205,747
2.108%, 07/15/26 (144A) (d)	1,605,000	1,601,179
Finance America Mortgage Loan Trust 1.503%, 09/25/33 (d) (f)	102,950	95,032
Flatiron CLO, Ltd. 2.533%, 07/17/26 (144A) (d)	330,000	319,379
Ford Credit Floorplan Master Owner Trust 1.400%, 02/15/19	230,000	229,336
2.860%, 01/15/19	139,000	139,996
3.500%, 01/15/19	265,000	267,464
Fremont Home Loan Trust 1.503%, 12/25/33 (d) (f)	96,431	91,942
Galaxy XV CLO, Ltd. 1.878%, 04/15/25 (144A) (d)	400,000	396,477
GMACM Home Equity Loan Trust 0.946%, 10/25/34 (144A) (d)	102,946	95,206
Green Tree Agency Advance Funding Trust 3.095%, 10/15/48 (144A)	705,000	707,968
Highbridge Loan Management, Ltd. 2.083%, 05/05/27 (144A) (d)	895,000	888,296
KKR Financial CLO, Ltd. 1.778%, 07/15/25 (144A) (d)	565,000	555,979
Knollwood CDO, Ltd. 3.831%, 01/10/39 (144A) (d)	588,623	6
Lehman XS Trust 0.713%, 11/25/35 (d) (g)	246,480	161,485

Asset-Backed - Other—(Continued)
Limerock CLO, Ltd. 2.133%, 04/18/26 (144A) (d)	1,590,000	1,578,962
Madison Park Funding, Ltd. 1.918%, 10/23/25 (144A) (d)	1,341,165	1,333,873
2.134%, 07/20/26 (144A) (d)	1,485,000	1,482,464
Magnetite CLO, Ltd. 5.128%, 01/15/25 (144A) (d) (g)	1,125,000	1,120,551
Magnetite, Ltd. 2.058%, 07/25/26 (144A) (d)	1,255,000	1,251,466
2.108%, 04/15/26 (144A) (d)	970,000	967,513
2.128%, 04/15/27 (144A) (d)	955,000	952,658
2.588%, 07/25/26 (144A) (d)	1,010,000	1,004,641
Nationstar HECM Loan Trust 2.239%, 06/25/26 (144A)	225,000	225,000
2.981%, 02/25/26 (144A)	634,549	635,335
Neuberger Berman CLO, Ltd. 2.098%, 04/15/26 (144A) (d)	1,170,000	1,166,688
2.107%, 08/04/25 (144A) (d)	1,230,000	1,225,763
NRZ Advance Receivables Trust Advance Receivables Backed 3.302%, 08/17/48 (144A)	3,710,000	3,745,138
Oak Hill Credit Partners, Ltd. 2.104%, 07/20/26 (144A) (d)	455,000	454,205
Oaktree EIF, Ltd. 2.176%, 02/15/26 (144A) (d)	1,345,000	1,332,887
OCP CLO, Ltd. 2.163%, 04/17/27 (144A) (d)	1,230,000	1,214,513
Octagon Investment Partners, Ltd. 1.753%, 07/17/25 (144A) (d)	720,000	711,127
Ocwen Master Advance Receivables Trust 2.537%, 09/17/46 (144A)	1,125,000	1,125,074
OHA Credit Partners, Ltd. 1.754%, 04/20/25 (144A) (d)	1,612,000	1,595,551
OHA Loan Funding, Ltd. 1.924%, 08/23/24 (144A) (d)	695,000	691,720
2.126%, 02/15/27 (144A) (d)	1,575,000	1,571,855
OneMain Financial Issuance Trust 4.100%, 03/20/28 (144A)	1,650,000	1,701,309
OZLM Funding, Ltd. 1.785%, 07/22/25 (144A) (d)	1,205,000	1,192,509
OZLM XII, Ltd. 2.087%, 04/30/27 (144A) (d)	1,360,000	1,343,399
Race Point CLO, Ltd 2.138%, 04/15/27 (144A) (d)	1,610,000	1,603,562
SBA Tower Trust 2.898%, 10/15/44 (144A)	845,000	856,733
Securitized Asset-Backed Receivables LLC Trust 0.543%, 07/25/36 (d) (f)	565,280	261,909
Seneca Park CLO, Ltd. 2.113%, 07/17/26 (144A) (d)	1,095,000	1,092,356
Shackleton CLO 2.113%, 07/17/26 (144A) (d)	1,105,000	1,094,501
Sound Point CLO, Ltd. 2.005%, 01/21/26 (144A) (d)	1,415,000	1,400,506
2.158%, 04/15/27 (144A) (d)	1,315,000	1,301,989

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
SpringCastle America Funding LLC 2.700%, 05/25/23 (144A) (g)	636,897	$639,063
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	806,665	807,152
SPS Servicer Advance Receivables Trust 2.920%, 07/15/47 (144A)	1,185,000	1,190,187
Symphony CLO, Ltd. 2.110%, 07/14/26 (144A) (d)	1,295,000	1,294,925
2.187%, 01/09/23 (144A) (d)	1,280,000	1,265,568
Treman Park CLO LLC 2.134%, 04/20/27 (144A) (d)	1,350,000	1,347,181
Voya CLO, Ltd. 2.113%, 04/18/27 (144A) (d)	1,265,000	1,261,905
2.733%, 04/18/27 (144A) (d)	440,000	428,751

		75,714,247

Total Asset-Backed Securities (Cost $84,944,043)		85,229,785

Mortgage-Backed Securities—6.0%

Collateralized Mortgage Obligations—3.0%
Adjustable Rate Mortgage Trust 0.713%, 01/25/36 (d)	72,260	59,902
0.723%, 11/25/35 (d)	445,726	409,875
0.953%, 01/25/36 (d)	333,818	286,253
Banc of America Funding Trust 0.678%, 02/20/47 (d)	1,538,840	1,263,664
Bear Stearns Adjustable Rate Mortgage Trust 3.193%, 07/25/36 (d)	675,666	582,312
Bear Stearns ALT-A Trust 0.933%, 02/25/36 (d)	920,107	749,952
Bear Stearns Mortgage Funding Trust 0.633%, 10/25/36 (d)	491,239	377,648
0.653%, 02/25/37 (d)	1,010,894	793,407
CHL Mortgage Pass-Through Trust 2.718%, 03/20/36 (d)	97,281	74,346
Countrywide Alternative Loan Trust 0.723%, 01/25/36 (d)	353,808	287,381
0.773%, 11/25/35 (d)	179,624	142,074
0.853%, 10/25/36 (d)	50,515	29,284
1.253%, 12/25/35 (d)	277,008	213,728
5.500%, 11/25/35	1,138,411	989,511
5.500%, 12/25/35	140,387	116,070
5.750%, 05/25/36	84,260	61,436
6.000%, 12/25/36	214,667	143,303
Countrywide Home Loan Mortgage Pass-Through Trust 0.653%, 04/25/46 (d)	430,152	313,837
1.133%, 02/25/35 (d)	208,529	175,214
1.133%, 03/25/35 (d)	216,162	165,769
2.774%, 09/25/47 (d)	926,114	795,824
2.895%, 06/20/35 (d)	32,824	30,378
Deutsche ALT-A Securities Mortgage Loan Trust 0.603%, 12/25/36 (d)	518,959	418,562

Collateralized Mortgage Obligations—(Continued)
DSLA Mortgage Loan Trust 1.330%, 03/19/46 (d)	153,038	117,159
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (l)	45,554	40,504
Zero Coupon, 06/25/36 (f) (l)	400,148	352,809
1.835%, 04/25/55 (d) (e)	1,464,447	90,439
4.000%, 03/25/42 (e) (f)	205,132	30,551
4.000%, 11/25/42 (e) (f)	117,845	17,462
4.500%, 07/25/27 (e) (f)	304,191	29,815
5.455%, 05/25/42 (d) (e)	182,349	20,827
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (l)	52,956	48,227
3.000%, 03/15/33 (e) (f)	268,280	32,726
4.000%, 07/15/27 (e) (f)	1,139,701	116,370
4.750%, 07/15/39 (f)	946,573	1,042,663
5.500%, 08/15/33	108,824	122,028
Freddie Mac Structured Agency Credit Risk Debt Notes 2.103%, 04/25/24 (d)	845,000	845,000
2.303%, 10/25/27 (d)	370,000	369,648
2.446%, 12/25/28 (d)	325,000	327,165
2.953%, 08/25/24 (d)	650,000	660,604
3.046%, 12/25/27 (d)	1,870,000	1,905,821
3.103%, 03/25/28 (d)	1,986,000	2,032,081
3.303%, 04/25/28 (d)	2,462,000	2,531,020
3.353%, 07/25/28 (d)	987,000	1,017,773
GSR Mortgage Loan Trust 0.753%, 01/25/37 (d)	1,000,802	579,287
0.953%, 11/25/35 (d)	669,159	442,649
2.944%, 01/25/36 (d)	967,488	884,219
6.000%, 07/25/37	492,988	443,447
HarborView Mortgage Loan Trust 1.148%, 01/19/35 (d) (f)	108,693	71,273
IndyMac INDX Mortgage Loan Trust 0.643%, 04/25/37 (d)	60,353	43,178
2.956%, 10/25/35 (d)	90,071	76,321
JPMorgan Mortgage Trust 3.033%, 05/25/36 (d)	59,747	52,862
Lehman XS Trust 0.643%, 11/25/46 (d) (f)	1,027,138	797,620
0.693%, 06/25/47 (d)	932,713	626,107
LSTAR Securities Investment Trust 2.457%, 01/01/20 (144A) (d)	1,251,868	1,235,794
2.457%, 04/01/20 (144A) (d)	1,715,040	1,680,739
2.457%, 10/01/20 (144A) (d)	1,457,459	1,430,702
Luminent Mortgage Trust 0.653%, 10/25/46 (d)	159,705	134,878
0.713%, 11/25/35 (d)	83,271	74,319
MASTR Adjustable Rate Mortgages Trust 0.693%, 05/25/37 (d)	162,601	99,581
2.384%, 09/25/33 (d)	155,837	147,729
Morgan Stanley Mortgage Loan Trust 2.995%, 05/25/36 (d)	546,554	387,136
New Residential Mortgage Loan Trust 3.750%, 11/25/35 (144A) (d)	1,541,264	1,611,313

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.881%, 06/25/36 (d)	82,604	$61,860
Residential Accredit Loans, Inc. Trust 0.673%, 02/25/46 (d)	476,588	206,725
0.753%, 04/25/36 (d)	809,627	578,256
1.237%, 09/25/46 (d)	641,784	445,623
6.000%, 12/25/35	450,237	384,477
Residential Asset Securitization Trust 0.903%, 03/25/35 (d)	354,641	273,545
RFMSI Trust 3.080%, 08/25/35 (d)	133,870	99,743
Structured Adjustable Rate Mortgage Loan Trust 0.753%, 09/25/34 (d)	106,275	91,518
Structured Asset Mortgage Investments Trust 0.683%, 02/25/36 (d)	181,653	144,218
Towd Point Mortgage Trust 2.750%, 02/25/55 (144A) (d)	371,267	376,169
2.750%, 08/25/55 (144A) (d)	1,100,548	1,115,412
3.000%, 03/25/54 (144A) (d)	91,967	93,759
WaMu Mortgage Pass-Through Certificates Trust 0.873%, 06/25/44 (d)	178,590	158,939
1.230%, 12/25/46 (d)	132,056	102,233
1.417%, 07/25/46 (d)	112,797	90,200
2.178%, 11/25/46 (d)	114,729	101,492
2.511%, 06/25/37 (d)	216,424	184,017
Washington Mutual Mortgage Pass-Through Certificates 1.053%, 07/25/36 (d)	164,309	90,907
Wells Fargo Alternative Loan Trust 2.794%, 12/28/37 (d)	35,455	30,588
Wells Fargo Mortgage-Backed Securities Trust 2.762%, 10/25/36 (d)	464,478	425,995
2.952%, 10/25/35 (d)	1,541,000	1,467,092

		37,572,344

Commercial Mortgage-Backed Securities—3.0%
Banc of America Commercial Mortgage Trust 3.262%, 09/15/48 (144A) (d) (g)	548,000	291,529
3.705%, 09/15/48	95,000	104,260
5.492%, 02/10/51	618,413	636,501
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,520,000	2,681,723
Bear Stearns Commercial Mortgage Securities Trust 5.296%, 10/12/42 (d)	145,000	143,788
CD Mortgage Trust 6.326%, 11/15/44 (d)	80,000	84,376
Citigroup Commercial Mortgage Trust 1.275%, 07/10/47 (d) (e)	4,604,881	293,625
1.310%, 04/10/48 (d) (e)	5,052,283	356,812
2.935%, 04/10/48	85,000	88,072
3.110%, 04/10/48 (144A)	245,000	163,411

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust 3.192%, 04/10/48	125,000	131,903
3.762%, 06/10/48	295,000	324,645
3.818%, 11/10/48	220,000	242,758
3.855%, 05/10/47	25,000	27,611
4.563%, 03/10/47 (144A) (d) (g)	130,000	80,929
COBALT CMBS Commercial Mortgage Trust 5.254%, 08/15/48	140,000	140,082
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.857%, 02/10/47 (d) (e)	3,873,548	141,289
2.072%, 10/15/45 (d) (e)	454,356	35,987
2.853%, 10/15/45	160,000	167,744
3.101%, 03/10/46	145,000	153,729
3.183%, 02/10/48	145,000	153,349
3.213%, 03/10/46	280,000	298,663
3.288%, 12/10/44	80,000	85,589
3.350%, 02/10/48	320,000	340,254
3.424%, 03/10/31 (144A)	1,065,000	1,138,848
3.612%, 06/10/46 (d)	245,000	266,524
3.620%, 07/10/50	130,000	140,120
3.694%, 08/10/47	395,000	426,814
3.796%, 08/10/47	85,000	93,538
3.961%, 03/10/47	95,125	104,793
4.074%, 02/10/47 (d)	115,000	128,638
4.205%, 08/10/46	100,035	112,728
4.236%, 02/10/47 (d)	100,000	113,118
4.725%, 10/15/45 (144A) (d) (g)	165,000	109,225
4.750%, 10/15/45 (144A) (d) (g)	220,000	159,003
6.297%, 12/10/49 (d)	424,665	440,501
Commercial Mortgage Trust 3.902%, 07/10/50	210,000	230,754
4.210%, 08/10/46 (d)	175,000	197,181
Credit Suisse Commercial Mortgage Trust 5.890%, 06/15/39 (d)	232,760	236,791
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	3,772	3,770
4.877%, 04/15/37	43,469	39,629
CSAIL Commercial Mortgage Trust 1.033%, 06/15/57 (d) (e)	13,358,064	726,375
1.214%, 11/15/48 (d) (e)	1,163,174	79,737
3.506%, 08/15/48 (d)	175,000	124,118
3.718%, 08/15/48	1,333,000	1,456,585
FREMF Mortgage Trust 5.416%, 09/25/43 (144A) (d)	855,000	945,933
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (d)	65,000	62,879
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,253,490
GS Mortgage Securities Corp. II 2.943%, 02/10/46	20,000	21,060
GS Mortgage Securities Corp. Trust 3.633%, 06/05/31 (144A)	130,000	133,390
GS Mortgage Securities Trust 0.306%, 07/10/46 (d) (e)	12,760,643	93,311

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 1.590%, 08/10/44 (144A) (d) (e)	1,112,321	$57,278
3.582%, 06/10/47 (144A) (g)	195,000	111,821
3.674%, 04/10/47 (144A) (g)	235,000	121,974
4.661%, 11/10/47 (144A) (d) (g)	205,000	158,215
5.029%, 04/10/47 (144A) (d) (g)	585,000	438,462
Hilton USA Trust 2.662%, 11/05/30 (144A)	1,055,000	1,059,505
3.213%, 11/05/30 (144A) (d)	231,212	231,063
JPMBB Commercial Mortgage Securities Trust 1.016%, 09/15/47 (d) (e)	4,785,562	189,726
3.611%, 05/15/48	150,000	162,664
3.775%, 08/15/47	80,000	87,938
3.881%, 10/15/48 (144A) (d)	220,000	156,495
JPMorgan Chase Commercial Mortgage Securities Corp. 4.564%, 12/15/47 (144A) (d) (g)	245,000	193,581
JPMorgan Chase Commercial Mortgage Securities Trust 1.947%, 02/12/51 (d)	1,689,523	1,632,079
2.733%, 10/15/45 (144A) (d) (g)	400,000	242,698
3.905%, 05/05/30 (144A)	886,247	952,123
4.000%, 08/15/46 (144A) (d) (g)	105,000	84,466
4.813%, 10/15/45 (144A) (d)	180,000	168,478
5.336%, 05/15/47	1,336,968	1,348,802
5.399%, 05/15/45	69,349	69,256
5.716%, 02/15/51	240,684	248,496
6.068%, 02/12/51	202,366	209,911
LB-UBS Commercial Mortgage Trust 6.248%, 04/15/41 (d)	397,068	418,555
ML-CFC Commercial Mortgage Trust 5.419%, 08/12/48	190,000	193,300
Morgan Stanley Bank of America Merrill Lynch Trust 1.274%, 10/15/48 (d) (e)	916,506	69,245
1.302%, 12/15/47 (d) (e)	2,951,320	179,673
2.918%, 02/15/46	130,000	136,221
3.060%, 10/15/48 (144A)	180,000	124,444
3.134%, 12/15/48	315,000	333,600
3.176%, 08/15/45	245,000	260,991
4.064%, 02/15/47	85,000	94,998
4.259%, 10/15/46 (d)	115,000	129,942
4.500%, 08/15/45 (144A) (g)	250,000	176,553
Morgan Stanley Capital Trust 5.348%, 07/15/49 (144A) (d) (g)	265,000	205,180
5.401%, 10/12/52 (144A) (d)	135,000	128,407
5.569%, 12/15/44	469,244	485,371
5.692%, 04/15/49 (d)	1,845,000	1,879,647
6.477%, 01/11/43 (144A) (d)	100,000	99,486
Morgan Stanley Re-REMIC Trust 5.988%, 08/12/45 (144A) (d)	197,146	200,667
6.245%, 08/15/45 (144A) (d)	127,279	129,840
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (d)	250,000	246,869
UBS-Barclays Commercial Mortgage Trust 3.091%, 08/10/49	355,000	376,087

Commercial Mortgage-Backed Securities—(Continued)
UBS-Barclays Commercial Mortgage Trust 3.185%, 03/10/46	155,000	164,152
3.244%, 04/10/46	220,119	233,895
4.224%, 03/10/46 (144A) (d) (g)	155,000	105,983
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,160,128
Wells Fargo Commercial Mortgage Trust 1.337%, 05/15/48 (d) (e)	3,939,447	282,505
1.339%, 09/15/57 (d) (e)	8,483,352	587,658
2.881%, 05/15/48 (144A) (d) (g)	510,000	251,969
2.918%, 10/15/45	320,000	336,505
3.356%, 09/15/58 (144A) (g)	245,000	135,143
3.839%, 09/15/58	185,000	204,371
3.957%, 12/15/47 (144A) (d)	72,000	52,103
4.241%, 05/15/48 (d)	80,000	61,724
4.366%, 06/15/48 (d)	150,000	112,219
WF-RBS Commercial Mortgage Trust 1.572%, 03/15/47 (d) (e)	2,424,810	162,040
2.870%, 11/15/45	400,000	418,912
2.875%, 12/15/45	175,000	183,426
3.016%, 11/15/47 (144A) (g)	550,000	264,346
3.071%, 03/15/45	185,000	195,346
3.678%, 08/15/47	780,000	851,028
3.995%, 05/15/47	160,281	178,415
4.101%, 03/15/47	335,000	375,228
4.493%, 03/15/48 (144A) (d)	55,000	50,096
4.902%, 06/15/44 (144A) (d)	145,000	164,329
5.000%, 06/15/44 (144A) (d) (g)	105,000	89,949
5.000%, 04/15/45 (144A) (d) (g)	130,000	88,856
5.756%, 04/15/45 (144A) (d)	255,000	257,634

		36,769,549

Total Mortgage-Backed Securities (Cost $74,945,283)		74,341,893

Floating Rate Loans (m)—2.2%

Aerospace/Defense—0.0%
Transdigm, Inc. Term Loan E, 3.750%, 05/14/22	395,240	390,893

Agriculture—0.0%
American Rock Salt Holdings LLC 1st Lien Term Loan, 4.750%, 05/20/21	284,200	266,437
Incremental Term Loan, 4.750%, 05/20/21	123,426	115,866

		382,303

Airlines—0.0%
American Airlines, Inc. Term Loan B, 3.500%, 04/28/23	100,000	99,138

Auto Manufacturers—0.0%
FCA U.S. LLC Term Loan B, 3.250%, 12/31/18	512,322	512,963

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (m)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
Chemours Co. (The) Term Loan B, 3.750%, 05/12/22	257,751	$249,589
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	1,030,181	1,022,841
Nexeo Solutions LLC Term Loan, 06/09/23 (n)	170,000	169,788

		1,442,218

Coal—0.0%
Arch Coal, Inc. Delayed Draw Term Loan, 5.000%, 01/31/17 (o)	75,000	74,625
Term Loan B, 7.500%, 05/16/18	318,416	150,054

		224,679

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 4.250%, 09/26/21	182,234	175,856
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	133,362	132,478
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	102,838	97,889
ON Assignment, Inc. Term Loan, 3.750%, 06/03/22	116,073	116,266
WEX, Inc. Term Loan B, 06/21/23 (n)	420,000	418,950

		941,439

Computers—0.0%
Dell, Inc. Term Loan B, 05/24/23 (n)	165,000	164,656

Cosmetics/Personal Care—0.1%
Coty, Inc. Term Loan B, 3.750%, 10/27/22	44,888	44,906
Galleria Co. Term Loan B, 3.750%, 01/26/23	90,000	90,055
Revlon Consumer Products Corp. Term Loan B, 3.250%, 11/20/17	916,723	917,439

		1,052,400

Diversified Financial Services—0.0%
Russell Investment Group Term Loan B, 6.750%, 06/01/23	135,000	127,406

Diversified Telecommunication Services—0.1%
Level 3 Financing, Inc. Term Loan B2, 3.500%, 05/31/22	565,000	563,658

Electric—0.1%
Calpine Construction Finance Co. L.P. Term Loan B2, 3.250%, 01/31/22	838,125	824,156
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 12/19/16	100,000	99,969

Electric—(Continued)
NRG Energy, Inc. Term Loan B, 06/08/23 (n)	250,000	248,125

		1,172,250

Electronics—0.0%
Sensus USA, Inc. Term Loan, 6.500%, 03/16/23	130,000	129,025

Energy Equipment & Services—0.0%
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.500%, 05/16/21	105,000	95,255
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	424,026	190,281

		285,536

Food—0.1%
Albertson’s LLC Term Loan B4, 4.500%, 08/25/21	191,577	191,637
Aramark Services, Inc. Term Loan F, 3.250%, 02/24/21	484,840	485,218
Hostess Brands LLC 1st Lien Term Loan, 4.500%, 08/03/22	99,250	99,374
JBS USA LLC Incremental Term Loan, 3.750%, 09/18/20	567,198	568,616
Term Loan B, 4.000%, 10/30/22	218,900	218,695

		1,563,540

Healthcare-Products—0.0%
Mallinckrodt International Finance S.A. Term Loan B, 3.250%, 03/19/21	513,088	507,155

Healthcare-Services—0.2%
Community Health Systems, Inc. Term Loan H, 4.000%, 01/27/21	138,600	135,308
Envision Healthcare Corp. Term Loan B2, 4.500%, 10/28/22	159,200	159,470
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	938,400	932,829
Medpace Holdings, Inc. 1st Lien Term Loan, 4.750%, 04/01/21	205,189	204,932
MPH Acquisition Holdings LLC Term Loan B, 5.000%, 06/07/23	180,000	180,739
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	135,800	128,558
U.S. Renal Care, Inc. Term Loan B, 5.250%, 12/31/22	258,700	258,754

		2,000,590

Hotels, Restaurants & Leisure—0.0%
Aristocrat Leisure, Ltd. Term Loan B, 4.750%, 10/20/21	211,154	211,863

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (m)—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.2%
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	385,000	$372,487
Term Loan B1, 5.000%, 05/24/19	107,864	107,662
Term Loan B2, 4.250%, 07/08/20	289,070	283,921
Term Loan B4, 5.000%, 08/04/22	330,221	326,231
Hub International, Ltd. Term Loan B, 4.000%, 10/02/20	340,897	336,281
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 3.750%, 03/01/21	793,224	778,682
2nd Lien Term Loan, 6.750%, 02/28/22	205,000	197,825

		2,403,089

Internet & Catalog Retail—0.0%
Lands’ End, Inc. Term Loan B, 4.250%, 04/04/21	209,965	164,823

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l. 2nd Lien Term Loan, 7.750%, 07/31/22	165,000	157,025
Term Loan B3, 4.750%, 07/30/21	500,000	483,125

		640,150

Lodging—0.1%
La Quinta Intermediate Holdings LLC Term Loan B, 3.750%, 04/14/21	520,172	509,119
MGM Growth Properties Operating Partnership L.P. Term Loan B, 4.000%, 04/25/23	224,438	225,174

		734,293

Machinery-Diversified—0.1%
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	560,589	516,268
PRA Holdings, Inc. 1st Lien Term Loan, 4.500%, 09/23/20	252,232	252,757

		769,025

Media—0.0%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 07/23/21	201,733	197,446
Charter Communications Operating LLC Term Loan I, 3.500%, 01/24/23	239,400	239,785

		437,231

Oil & Gas—0.1%
Calpine Corp. Term Loan B7, 3.640%, 05/02/23	155,000	153,514
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 10/01/18	499,780	434,184
Paragon Offshore Finance Co. Term Loan B, 5.250%, 07/18/21	98,750	28,144
Templar Energy LLC 2nd Lien Term Loan, 8.500%, 11/25/20	100,000	26,750

		642,592

Packaging & Containers—0.1%
Berry Plastics Holding Corp. Term Loan D, 3.500%, 02/08/20	292,443	291,480
Caesars Growth Properties Holdings LLC Term Loan, 6.250%, 05/08/21	210,700	198,585
Signode Industrial Group U.S., Inc. Term Loan B, 3.750%, 05/01/21	231,593	230,434

		720,499

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 3.750%, 09/26/22	323,375	318,957
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.460%, 02/27/21	635,375	636,025
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.000%, 04/01/22	151,256	147,307
Vizient, Inc. 1st Lien Term Loan, 6.250%, 02/13/23	99,750	100,373

		1,202,662

Pipelines—0.0%
Energy Transfer Equity L.P. Term Loan, 3.250%, 12/02/19	325,000	314,925

Professional Services—0.0%
TransUnion LLC Term Loan B2, 3.500%, 04/09/21	429,472	426,251

Real Estate—0.0%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.250%, 11/04/21	148,500	147,164

Retail—0.1%
J Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	315,668	216,909
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	100,754	100,827
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	630,488	567,931
Party City Holdings, Inc. Term Loan B, 4.250%, 08/19/22	615,862	612,013
PetSmart, Inc. Term Loan B1, 4.250%, 03/11/22	141,081	140,737
Yum! Brands, Inc. 1st Lien Term Loan B, 3.192%, 06/16/23	110,000	110,378

		1,748,795

Semiconductors—0.1%
Avago Technologies Cayman, Ltd. Term Loan B1, 4.250%, 02/01/23	289,275	289,617
Entegris, Inc. Term Loan B, 3.500%, 04/30/21	302,362	302,110
NXP B.V. Term Loan B, 3.750%, 12/07/20	103,974	104,315

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (m)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
ON Semiconductor Corp. Term Loan B, 5.250%, 03/31/23	110,000	$110,766

		806,808

Software—0.2%
First Data Corp. Term Loan, 4.202%, 07/08/22	820,000	813,508
Infor (U.S.), Inc. Term Loan B5, 3.750%, 06/03/20	334,553	326,468
Kronos, Inc. 2nd Lien Term Loan, 9.750%, 04/30/20	154,834	156,254
Incremental Term Loan, 4.500%, 10/30/19	398,363	398,031
SS&C Technologies, Inc. Term Loan B1, 4.000%, 07/08/22	202,766	203,038
Term Loan B2, 4.000%, 07/08/22	26,774	26,810

		1,924,109

Telecommunications—0.2%
Neptune Finco Corp. Term Loan B, 5.000%, 10/09/22	165,000	165,660
West Corp. Term Loan B10, 3.250%, 06/30/18	6,478	6,473
XO Communications LLC Term Loan, 4.250%, 03/17/21	366,563	366,287
Ziggo Financing Partnership Term Loan B1, 3.652%, 01/15/22	536,191	524,686
Term Loan B2A, 3.648%, 01/15/22	345,532	338,117
Term Loan B3, 3.601%, 01/15/22	568,277	556,083

		1,957,306

Trading Companies & Distributors—0.0%
Neff Rental LLC 2nd Lien Term Loan, 7.250%, 06/09/21 (g)	103,402	98,620

Transportation—0.0%
Kenan Advantage Group, Inc. Strip Delayed Draw Term Loan, 1.500%, 01/31/17 (o)	9,533	9,498
Term Loan, 4.000%, 07/31/22	79,400	79,102
Term Loan B, 4.000%, 07/31/22	31,137	31,020

		119,620

Total Floating Rate Loans (Cost $28,066,935)		27,029,674

Foreign Government—0.9%

Banks—0.2%
Bank of Thailand 1.490%, 02/23/18 (THB)	44,465,000	1,263,579

Banks—(Continued)
Banque Centrale de Tunisie International Bonds 5.750%, 01/30/25	550,000	496,375

		1,759,954

Sovereign—0.7%
Abu Dhabi Government International Bond 2.125%, 05/03/21 (144A)	770,000	778,817
Argentine Republic Government International Bond 2.260%, 12/31/38 (EUR) (d) (j)	765,000	515,615
Brazil Notas do Tesouro Nacional 6.000%, 08/15/16 (BRL) (j)	3,108,000	2,795,465
6.000%, 08/15/22 (BRL) (j)	1,119,000	991,141
Colombian TES 3.000%, 03/25/33 (COP) (j)	1,341,772,998	401,004
Mexico Government International Bond 5.750%, 10/12/2110	660,000	729,300
Qatar Government International Bond 4.625%, 06/02/46 (144A)	285,000	309,845
Slovenia Government International Bond 5.500%, 10/26/22	865,000	982,034
South Africa Government Bonds 8.500%, 01/31/37 (ZAR)	4,170,000	257,078
8.750%, 01/31/44 (ZAR)	9,420,000	585,834
Uruguay Government International Bond 3.700%, 06/26/37 (UYU) (j)	18,964,647	492,079
Venezuela Government International Bond 6.000%, 12/09/20	350,000	142,188

		8,980,400

Total Foreign Government (Cost $10,369,638)		10,740,354

Municipals—0.4%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	805,000	1,042,171
Puerto Rico Commonwealth Government Employees Retirement System 6.150%, 07/01/38 (f)	1,990,000	776,100
6.200%, 07/01/39 (g)	955,000	372,450
6.550%, 07/01/58 (g)	315,000	122,850
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	1,525,000	2,312,571
7.600%, 11/01/40	180,000	289,816
State of Illinois General Obligation Unlimited 5.665%, 03/01/18	300,000	316,113
State of Illinois, Build America Bonds 5.100%, 06/01/33	190,000	182,603

Total Municipals (Cost $5,464,575)		5,414,674

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—7.7%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (p)	53,669,445	$53,669,445

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $42,163,746 on 07/01/16, collateralized by $41,705,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $43,008,281.	42,163,711	42,163,711

Total Short-Term Investments (Cost $95,833,156)		95,833,156

Total Investments—117.2% (Cost $1,385,061,530)		1,457,087,700
Unfunded Loan Commitments—(0.0)% (Cost $(84,533))		(84,533)
Net Investments—117.2% (Cost $1,384,976,997) (q)		1,457,003,167
Other assets and liabilities (net)—(17.2)%		(214,095,858)

Net Assets—100.0%		$1,242,907,309

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $69,292,878 and the collateral received consisted of cash in the amount of $53,669,445 and non-cash collateral with a value of $17,377,999. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	Illiquid security. As of June 30, 2016, these securities represent 0.9% of net assets.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $8,109,332, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $1,220,973.
(i)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2016, the market value of securities pledged was $1,152,633.
(j)	Principal amount of security is adjusted for inflation.
(k)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(l)	Principal only security.
(m)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(n)	This loan will settle after June 30, 2016, at which time the interest rate will be determined.
(o)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(p)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(q)	As of June 30, 2016, the aggregate cost of investments was $1,384,976,997. The aggregate unrealized appreciation and depreciation of investments were $115,752,731 and $(43,726,561), respectively, resulting in net unrealized appreciation of $72,026,170.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $135,771,657, which is 10.9% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(REMIC)—	Real Estate Mortgage Investment Conduit
(THB)—	Thai Baht
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Banc of America Commercial Mortgage Trust Series 2015-UBS7 Class E, 3.262%, 09/15/48	01/22/16	$548,000	$293,680	$291,529
Banco Bilbao Vizcaya Argentaria S.A., 7.000%, 02/19/19	07/18/14	800,000	1,116,827	762,883
Banco Santander S.A., 6.250%, 03/12/19	08/08/14	500,000	658,086	468,869
Barclays Bank plc, 8.000%, 12/15/20	07/18/14	550,000	754,261	568,621
Citigroup Commercial Mortgage Trust Series 2014-GC19 Class E, 4.563%, 03/10/47	01/15/15	130,000	107,367	80,929
Commercial Mortgage Pass-Through Certificates Mortgage Trust Series 2012-CR3 Class G, 4.750%, 10/15/45	02/18/15	220,000	175,716	159,003
Commercial Mortgage Pass-Through Certificates Mortgage Trust Series 2012-CR4 Class F, 4.725%, 10/15/45	12/05/14	165,000	129,274	109,225
Consumer Credit Origination Loan Trust Series 2015-1 Class A, 2.820%, 03/15/21	02/03/15	107,442	107,436	107,440
Credit Agricole S.A., 7.500%, 06/23/26	04/20/16	100,000	130,134	119,180
GS Mortgage Securities Trust Series 2014-GC20 Class D, 5.029%, 04/10/47	03/27/14	585,000	534,065	438,462
GS Mortgage Securities Trust Series 2014-GC20 Class F, 3.674%, 04/10/47	04/04/14	235,000	147,173	121,974
GS Mortgage Securities Trust Series 2014-GC22 Class E, 3.582%, 06/10/47	04/24/15	195,000	149,282	111,821
GS Mortgage Securities Trust Series 2014-GC26 Class D, 4.661%, 11/10/47	10/29/15	205,000	175,371	158,215
GSAA Home Equity Trust Series 2006-20 Class 2A1A, 0.503%, 12/25/46	12/01/15	124,354	81,840	77,242
Government National Mortgage Association Series 2012-120 Class IO, 0.904%, 02/16/53	10/30/12	2,950,714	252,655	180,196
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9 Class F, 4.564%, 12/15/47	03/27/14	245,000	198,450	193,581
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5 Class E, 4.000%, 08/15/46	05/19/15	105,000	94,959	84,466
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class G, 2.733%, 10/15/45	03/17/14	400,000	269,984	242,698
Lehman XS Trust Series 2005-6 Class 1A1, 0.713%, 11/25/35	05/20/14	246,480	180,393	161,485
Magnetite CLO, Ltd. Series 2012-7A Class C, 5.128%, 01/15/25	11/17/15	1,125,000	1,126,125	1,120,551
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class H, 4.500%, 08/15/45	07/10/14	250,000	197,031	176,553
Morgan Stanley Capital Trust Series 20011-C3 Class G, 5.348%, 07/15/49	03/13/15	265,000	242,868	205,180
Neff Rental LLC 2nd Lien Term Loan, 7.250%, 06/09/21	07/10/14	103,402	103,037	98,620
Puerto Rico Commonwealth Government Employees Retirement System, 6.200%, 07/01/39	08/12/14	955,000	478,867	372,450
Puerto Rico Commonwealth Government Employees Retirement System, 6.550%, 07/01/58	07/14/14	315,000	156,898	122,850
SpringCastle America Funding LLC Series 2014-AA Class A, 2.700%, 05/25/23	09/18/14	636,897	636,855	639,063
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 Class E, 4.224%, 03/10/46	07/10/14	155,000	130,182	105,983
WF-RBS Commercial Mortgage Trust Series 2011-C4 Class F, 5.000%, 06/15/44	03/28/14	105,000	94,365	89,949
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class F, 5.000%, 04/15/45	08/13/14	130,000	103,594	88,856
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class E, 3.016%, 11/15/47	11/05/14	550,000	362,270	264,346
Wells Fargo Commercial Mortgage Trust Series 2015-LC22 Class E, 3.356%, 09/15/58	09/24/15	245,000	147,153	135,143
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1 Class E, 2.881%, 05/15/48	09/16/15	510,000	315,702	251,969

				$8,109,332

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.500%	TBA	(1,200,000)	$(1,270,290)	$(1,271,551)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(3,500,000)	(3,584,219)	(3,588,183)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(6,900,000)	(7,147,969)	(7,147,697)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(2,900,000)	(3,163,718)	(3,163,945)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(3,025,000)	(3,299,137)	(3,301,961)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(2,200,000)	(2,436,500)	(2,444,336)
Freddie Mac 30 Yr. Gold Pool	5.000%	TBA	(400,000)	(439,000)	(441,549)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(221,875)	(222,908)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(1,623,000)	(1,736,387)	(1,734,834)

Totals				$(23,299,095)	$(23,316,964)

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	1,545,000	Credit Agricole S.A.	07/05/16	$460,507	$20,457
BRL	2,370,000	Goldman Sachs International	07/05/16	738,364	(575)
BRL	825,000	Morgan Stanley & Co. International plc	07/05/16	232,965	23,860
CNY	3,080,000	JPMorgan Chase Bank N.A.	07/28/16	491,306	(28,087)
EUR	150,000	JPMorgan Chase Bank N.A.	07/29/16	165,483	1,125
EUR	413,000	Royal Bank of Canada	07/29/16	457,108	1,619
EUR	155,000	Bank of America N.A.	03/15/17	177,515	(3,822)
EUR	205,000	Bank of America N.A.	03/15/17	234,910	(5,188)
EUR	375,000	Citibank N.A.	03/15/17	416,250	3,974
EUR	270,000	UBS AG	03/15/17	309,587	(7,026)
GBP	35,000	JPMorgan Chase Bank N.A.	07/29/16	46,223	380
IDR	19,188,000,000	Goldman Sachs International	09/21/16	1,416,611	15,919
MXN	43,110,000	Royal Bank of Canada	07/20/16	2,302,516	52,182
THB	30,120,000	Barclays Bank plc	09/21/16	854,226	1,827

Contracts to Deliver
BRL	1,545,000	Credit Agricole S.A.	07/05/16	$481,338	$375
BRL	2,370,000	Goldman Sachs International	07/05/16	626,785	(111,004)
BRL	825,000	Morgan Stanley & Co. International plc	07/05/16	257,025	200
BRL	1,545,000	Credit Agricole S.A.	08/02/16	456,993	(19,800)
BRL	2,000,000	BNP Paribas S.A.	08/17/16	579,290	(35,167)
BRL	7,075,000	Morgan Stanley & Co. International plc	08/17/16	1,911,491	(262,151)
BRL	1,800,000	Morgan Stanley & Co. International plc	08/17/16	477,226	(75,786)
CNY	2,435,000	Deutsche Bank AG	07/28/16	369,499	3,285
CNY	645,000	Goldman Sachs International	07/28/16	98,099	1,093
COP	1,171,300,000	State Street Bank and Trust	07/21/16	390,824	(8,716)
EUR	75,000	Bank of Montreal	07/29/16	84,518	1,214
EUR	3,177,000	JPMorgan Chase Bank N.A.	07/29/16	3,505,280	(23,472)
EUR	460,000	UBS AG	09/21/16	522,635	10,705
EUR	1,005,000	Bank of America N.A.	03/15/17	1,080,446	(45,753)
GBP	905,000	BNP Paribas S.A.	07/29/16	1,192,202	(12,820)
IDR	4,797,000,000	Deutsche Bank AG	09/21/16	351,429	(6,704)
IDR	9,594,000,000	HSBC Bank USA	09/21/16	706,740	(9,525)
IDR	4,797,000,000	Standard Chartered Bank	09/21/16	351,944	(6,188)
MXN	43,110,000	Bank of America N.A.	07/20/16	2,445,694	90,996
THB	30,180,000	Bank of America N.A.	09/21/16	857,021	(737)
THB	44,521,000	Citibank N.A.	09/21/16	1,259,791	(5,559)
UYU	15,256,000	HSBC Bank USA	09/28/16	482,403	(1,147)
ZAR	2,890,000	Bank of America N.A.	07/20/16	193,667	(1,964)
ZAR	9,770,000	JPMorgan Chase Bank N.A.	07/20/16	630,378	(30,976)

Net Unrealized Depreciation					$(472,956)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	09/16/16	102	USD	10,496,686	$163,334
U.S. Treasury Note 2 Year Futures	09/30/16	91	USD	19,818,176	140,683
U.S. Treasury Note 5 Year Futures	09/30/16	546	USD	65,672,728	1,028,851
U.S. Treasury Ultra Long Bond Futures	09/21/16	169	USD	29,775,800	1,721,575

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	09/08/16	(31)	EUR	(5,038,775)	$(157,523)
U.S. Treasury Long Bond Futures	09/21/16	(12)	USD	(1,975,002)	(93,123)
U.S. Treasury Note 10 Year Futures	09/21/16	(172)	USD	(22,337,910)	(535,403)
U.S. Treasury Note Ultra 10 Year Futures	09/21/16	(5)	USD	(701,993)	(26,366)

Net Unrealized Appreciation					$2,242,028

Written Options

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 5 Yr. CDS	82.500%	Goldman Sachs International	CDX.NA.IG.26	Sell	07/20/16	USD	(37,979,000)	$(86,022)	$(36,878)	$49,144
Call - 5 Yr. CDS	82.500%	Goldman Sachs International	CDX.NA.IG.26	Buy	07/20/16	USD	(37,979,000)	(87,732)	(96,922)	(9,190)

Totals								$(173,754)	$(133,800)	$39,954

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	CPI-U	1.810%	09/04/25	Bank of America N.A.	USD	13,235,000	$(323,129)	$—	$(323,129)
Receive	CPI-U	1.820%	09/22/25	Bank of America N.A.	USD	10,320,000	(263,037)	—	(263,037)

Totals							$(586,166)	$—	$(586,166)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Receive	3M LIBOR	1.634%	06/15/26	USD	8,901,000	$(221,100)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.25.V2	(5.000%)	12/20/20	3.989%	USD	767,250	$(2,997)
CDX.NA.HY.26.V1	(5.000%)	06/20/21	4.288%	USD	8,555,000	(107,728)
CDX.NA.HY.26.V1	(5.000%)	06/20/21	4.288%	USD	23,829,000	(320,893)
CDX.NA.IG.26.V1	(1.000%)	06/20/21	0.789%	USD	7,444,000	(7,108)
ITRAXX.EUROPE.25.V1	(1.000%)	06/20/21	0.839%	EUR	5,527,000	(6,219)
ITRAXX.XOVER.25.V1	(5.000%)	06/20/21	3.658%	EUR	2,363,000	(8,429)

Net Unrealized Depreciation						$(453,374)

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Depreciation
Federative Republic of Brazil	(1.000%)	06/20/21	Goldman Sachs International	3.078%	USD	425,000	$40,512	$48,491	$(7,979)
Marathon Oil Corp.	(1.000%)	06/20/20	JPMorgan Chase Bank N.A.	3.186%	USD	45,000	3,588	10,463	(6,875)
Republic of Colombia	(1.000%)	06/20/21	Goldman Sachs International	2.019%	USD	375,000	17,952	23,241	(5,289)
United Mexican States	(1.000%)	06/20/18	Barclays Bank plc	0.713%	USD	600,000	(3,379)	(2,069)	(1,310)
United Mexican States	(1.000%)	06/20/18	Goldman Sachs International	0.713%	USD	420,000	(2,366)	(1,702)	(664)

Totals							$56,307	$78,424	$(22,117)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Russian Federation	1.000%	06/20/21	JPMorgan Chase Bank N.A.	2.300%	USD	1,350,000	$(81,979)	$(95,944)	$13,965

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	53,564	$1,205	$1,348	$(143)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	16,623	374	—	374
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	358,210	88,358	91,344	(2,986)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	154,596	38,134	39,422	(1,288)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	105,578	26,042	27,450	(1,408)
ABX.HE.PEN.AAA.6-2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	0.000%	USD	326,821	39,763	45,807	(6,044)
CDX.EM.25	(1.000%)	06/20/21	Bank of America N.A.	2.673%	USD	799,000	60,339	69,753	(9,414)
CDX.EM.25	(1.000%)	06/20/21	Barclays Bank plc	2.673%	USD	10,408,000	785,991	881,037	(95,046)
CDX.EM.25	(1.000%)	06/20/21	Goldman Sachs International	2.673%	USD	7,869,000	594,251	700,341	(106,090)
CMBX.NA.A.7	(2.000%)	01/17/47	Barclays Bank plc	0.000%	USD	105,000	7,244	(612)	7,856
CMBX.NA.A.7	(2.000%)	01/17/47	JPMorgan Chase Bank N.A.	0.000%	USD	480,000	33,114	(10,238)	43,352
CMBX.NA.AA.2	(0.150%)	03/15/49	Credit Suisse International	0.000%	USD	451,549	189,651	133,201	56,450
CMBX.NA.AA.2	(0.150%)	03/15/49	Goldman Sachs International	0.000%	USD	66,282	27,839	20,724	7,115
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	920,000	38,386	(4,790)	43,176
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	400,000	16,690	1,649	15,041
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	395,000	16,481	(3,703)	20,184
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	385,000	16,064	2,154	13,910
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	385,000	16,064	1,853	14,211
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	370,000	15,438	(3,280)	18,718
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	245,000	10,222	(2,774)	12,996
CMBX.NA.AA.7	(1.500%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	245,000	10,222	17,197	(6,975)
CMBX.NA.AA.8	(1.500%)	10/17/57	Barclays Bank plc	0.000%	USD	265,000	19,234	19,621	(387)
CMBX.NA.AJ.2	(1.090%)	03/15/49	Credit Suisse International	0.000%	USD	1,004,217	139,963	76,558	63,405
CMBX.NA.AJ.2	(1.090%)	03/15/49	Credit Suisse International	0.000%	USD	419,673	58,492	31,458	27,034
CMBX.NA.AJ.2	(1.090%)	03/15/49	Deutsche Bank AG	0.000%	USD	119,906	16,712	9,139	7,573
CMBX.NA.AJ.2	(1.090%)	03/15/49	Goldman Sachs International	0.000%	USD	198,595	27,679	17,099	10,580
CMBX.NA.AJ.4	(0.960%)	02/17/51	Bank of America N.A.	0.000%	USD	675,973	189,642	119,869	69,773
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	740,115	207,637	150,691	56,946
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	577,291	161,957	111,103	50,854
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	458,872	128,735	86,604	42,131
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	128,287	35,990	25,641	10,349
CMBX.NA.AJ.4	(0.960%)	02/17/51	Morgan Stanley & Co. International plc	0.000%	USD	1,263,132	354,368	233,264	121,104

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AM.2	(0.500%)	03/15/49	Credit Suisse International	0.000%	USD	1,182,084	$6,950	$17,105	$(10,155)
CMBX.NA.AM.2	(0.500%)	03/15/49	Morgan Stanley & Co. International plc	0.000%	USD	371,296	2,183	1,862	321
CMBX.NA.AM.4	(0.500%)	02/17/51	Credit Suisse International	0.000%	USD	435,000	12,050	23,564	(11,514)
CMBX.NA.AM.4	(0.500%)	02/17/51	Goldman Sachs International	0.000%	USD	125,000	3,463	2,873	590
CMBX.NA.AS.6	(1.000%)	05/11/63	Credit Suisse International	0.000%	USD	1,080,000	19,426	11,647	7,779
CMBX.NA.AS.6	(1.000%)	05/11/63	Credit Suisse International	0.000%	USD	330,000	5,936	(657)	6,593
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	535,000	14,488	8,498	5,990
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	485,000	13,134	11,679	1,455
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	210,000	5,687	1,123	4,564
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	140,000	3,791	2,463	1,328
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	5,000	135	46	89
CMBX.NA.AS.7	(1.000%)	01/17/47	Goldman Sachs International	0.000%	USD	500,000	13,540	14,481	(941)
CMBX.NA.AS.8	(1.000%)	10/17/57	Deutsche Bank AG	0.000%	USD	210,000	10,112	15,785	(5,673)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	1,020,000	103,648	98,003	5,645
CMBX.NA.BBB.6	(3.000%)	05/11/63	Goldman Sachs International	0.000%	USD	365,000	26,994	23,488	3,506
CMBX.NA.BBB.7	(3.000%)	01/17/47	Credit Suisse International	0.000%	USD	375,000	38,106	34,662	3,444
CMBX.NA.BBB.7	(3.000%)	01/17/47	Credit Suisse International	0.000%	USD	330,000	33,533	27,377	6,156
CMBX.NA.BBB.7	(3.000%)	01/17/47	Credit Suisse International	0.000%	USD	170,000	17,275	13,333	3,942
CMBX.NA.BBB.7	(3.000%)	01/17/47	Deutsche Bank AG	0.000%	USD	175,000	17,783	22,550	(4,767)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Deutsche Bank AG	0.000%	USD	170,000	17,275	16,725	550
CMBX.NA.BBB.7	(3.000%)	01/17/47	Deutsche Bank AG	0.000%	USD	170,000	17,275	12,815	4,460
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	260,000	26,420	25,513	907
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	175,000	17,783	25,231	(7,448)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	130,000	13,210	12,000	1,210
CMBX.NA.BBB.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	350,000	35,566	32,013	3,553
CMBX.NA.BBB.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	150,000	15,242	15,085	157
CMBX.NA.BBB.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	250,000	25,404	31,378	(5,974)

Totals							$3,888,690	$3,389,572	$499,118

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.2	0.250%	03/15/49	Bank of America N.A.	0.000%	USD	252,949	$(168,474)	$(147,474)	$(21,000)
CMBX.NA.A.2	0.250%	03/15/49	Credit Suisse International	0.000%	USD	293,867	(195,728)	(185,084)	(10,644)
CMBX.NA.A.2	0.250%	03/15/49	Goldman Sachs International	0.000%	USD	70,677	(47,074)	(44,505)	(2,569)
CMBX.NA.A.2	0.250%	03/15/49	Goldman Sachs International	0.000%	USD	189,712	(126,356)	(118,536)	(7,820)
CMBX.NA.A.2	0.250%	03/15/49	Goldman Sachs International	0.000%	USD	215,750	(143,699)	(135,613)	(8,086)
CMBX.NA.A.2	0.250%	03/15/49	Morgan Stanley & Co. International plc	0.000%	USD	132,426	(88,201)	(83,469)	(4,732)
CMBX.NA.A.6.	2.000%	05/11/63	Goldman Sachs International	0.000%	USD	355,000	(18,066)	4,634	(22,700)
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	550,000	(8,676)	(13,165)	4,489
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	555,000	(8,755)	(13,268)	4,513
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	775,000	(12,225)	(28,868)	16,643
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	6,260,000	(98,747)	(131,821)	33,074
CMBX.NA.AAA.6	0.500%	05/11/63	Deutsche Bank AG	0.000%	USD	730,000	(11,515)	(25,022)	13,507
CMBX.NA.AAA.6	0.500%	05/11/63	Deutsche Bank AG	0.000%	USD	1,069,000	(16,863)	(25,555)	8,692
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	85,000	(1,341)	(1,018)	(323)
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	370,000	(5,836)	(12,024)	6,188
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	440,000	(6,941)	(15,071)	8,130

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	465,000	$(7,335)	$(15,591)	$8,256
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	530,000	(8,360)	(12,530)	4,170
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	625,000	(9,859)	(21,423)	11,564
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	660,000	(10,411)	(15,778)	5,367
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	755,000	(11,910)	(25,537)	13,627
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	8,997,000	(141,921)	(294,866)	152,945
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	1,081,000	(148,397)	(11,224)	(137,173)
CMBX.NA.BB.6	5.000%	05/11/63	Goldman Sachs International	0.000%	USD	304,000	(41,732)	(50,355)	8,623
CMBX.NA.BB.8	5.000%	10/17/57	Bank of America N.A.	0.000%	USD	335,000	(89,440)	(24,355)	(65,085)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	250,000	(66,746)	(29,346)	(37,400)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	280,000	(74,756)	(33,928)	(40,828)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	345,000	(92,110)	(18,843)	(73,267)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	380,000	(101,454)	(23,613)	(77,841)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	790,000	(210,918)	(90,424)	(120,494)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	160,000	(42,718)	(19,714)	(23,004)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	170,000	(45,387)	(25,118)	(20,269)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	170,000	(45,387)	(30,531)	(14,856)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	235,000	(62,741)	(28,269)	(34,472)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	250,000	(66,746)	(32,560)	(34,186)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	275,000	(73,421)	(25,852)	(47,569)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	280,000	(74,756)	(23,907)	(50,849)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	280,000	(74,756)	(33,427)	(41,329)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	355,000	(94,779)	(42,966)	(51,813)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	560,000	(149,511)	(68,443)	(81,068)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	140,000	(37,378)	(14,640)	(22,738)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	170,000	(45,387)	(27,682)	(17,705)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	250,000	(66,746)	(29,976)	(36,770)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	320,000	(85,435)	(109,053)	23,618
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	325,000	(86,770)	(98,903)	12,133
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	580,000	(154,851)	(181,510)	26,659
CMBX.NA.BB.8	5.000%	10/17/57	JPMorgan Chase Bank N.A.	0.000%	USD	80,000	(21,359)	(6,005)	(15,354)
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	260,000	(69,416)	(30,509)	(38,907)
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	325,000	(86,770)	(101,130)	14,360
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	125,000	(36,654)	(35,383)	(1,271)
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	130,000	(38,120)	(36,481)	(1,639)
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	250,000	(73,308)	(70,766)	(2,542)
CMBX.NA.BB.9	5.000%	09/17/58	Goldman Sachs International	0.000%	USD	125,000	(36,654)	(35,733)	(921)
CMBX.NA.BB.9	5.000%	09/17/58	Morgan Stanley & Co. International plc	0.000%	USD	255,000	(74,774)	(80,525)	5,751
PRIMEX.ARM.2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	618,873	23,208	18,584	4,624

Totals							$(3,594,462)	$(2,814,171)	$(780,291)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(BRL)—	Brazilian Real
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(THB)—	Thai Baht
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand
(CMBX)—	Commercial Mortgage-Backed Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AA)—	Markit North America AA Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AJ)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.AS)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(ITRAXX.EUROPE)—	Markit iTraxx Europe Index
(ITRAXX.XOVER)—	Markit iTraxx Crossover Index
(LIBOR)—	London Interbank Offered Rate
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$722,701,388	$—	$—	$722,701,388
Total U.S. Treasury & Government Agencies*	—	264,522,986	—	264,522,986
Total Corporate Bonds & Notes*	—	171,273,790	—	171,273,790
Total Asset-Backed Securities*	—	85,229,785	—	85,229,785
Total Mortgage-Backed Securities*	—	74,341,893	—	74,341,893
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	26,945,141	—	26,945,141
Total Foreign Government*	—	10,740,354	—	10,740,354
Total Municipals	—	5,414,674	—	5,414,674
Short-Term Investments
Mutual Fund	53,669,445	—	—	53,669,445
Repurchase Agreement	—	42,163,711	—	42,163,711
Total Short-Term Investments	53,669,445	42,163,711	—	95,833,156
Total Net Investments	$776,370,833	$680,632,334	$—	$1,457,003,167

Collateral for Securities Loaned (Liability)	$—	$(53,669,445)	$—	$(53,669,445)
TBA Forward Sales Commitments	$—	$(23,316,964)	$—	$(23,316,964)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$229,211	$—	$229,211
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(702,167)	—	(702,167)
Total Forward Contracts	$—	$(472,956)	$—	$(472,956)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,054,443	$—	$—	$3,054,443
Futures Contracts (Unrealized Depreciation)	(812,415)	—	—	(812,415)
Total Futures Contracts	$2,242,028	$—	$—	$2,242,028
Written Options at Value	$—	$(133,800)	$—	$(133,800)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(674,474)	$—	$(674,474)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,973,950	$—	$3,973,950
OTC Swap Contracts at Value (Liabilities)	—	(4,291,560)	—	(4,291,560)
Total OTC Swap Contracts	$—	$(317,610)	$—	$(317,610)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,457,003,167
Cash	772
Cash denominated in foreign currencies (c)	922
Cash collateral (d)	2,233,791
OTC swap contracts at market value (e)	3,973,950
Unrealized appreciation on forward foreign currency exchange contracts	229,211
Receivable for:
Investments sold	3,252,828
TBA securities sold (f)	276,223,999
Fund shares sold	55,090
Principal paydowns	1,532
Dividends and interest	3,915,223
Variation margin on futures contracts	322,046
Interest on OTC swap contracts	13,642
Prepaid expenses	7,822

Total Assets	1,747,233,995
Liabilities
Written options at value (g)	133,800
Forward sales commitments, at value	23,316,964
Cash collateral for OTC swap contracts	705,000
OTC swap contracts at market value (h)	4,291,560
Unrealized depreciation on forward foreign currency exchange contracts	702,167
Collateral for securities loaned	53,669,445
Payables for:
Investments purchased	5,317,381
TBA securities purchased (f)	414,253,097
Fund shares redeemed	609,364
Variation margin on centrally cleared swap contracts	99,967
Interest on OTC swap contracts	11,199
Accrued Expenses:
Management fees	436,180
Distribution and service fees	17,139
Deferred trustees’ fees	78,394
Other expenses	685,029

Total Liabilities	504,326,686

Net Assets	$1,242,907,309

Net Assets Consist of:
Paid in surplus	$1,156,939,628
Undistributed net investment income	12,463,750
Accumulated net realized gain	1,236,180
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	72,267,751

Net Assets	$1,242,907,309

Net Assets
Class A	$1,145,978,115
Class B	65,661,036
Class E	31,268,158
Capital Shares Outstanding*
Class A	64,209,599
Class B	3,697,959
Class E	1,755,099
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.85
Class B	17.76
Class E	17.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,384,976,997.
(b)	Includes securities loaned at value of $69,292,878.
(c)	Identified cost of cash denominated in foreign currencies was $1,322.
(d)	Includes collateral of $1,795,260 for futures contracts and $438,531 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $3,490,351.
(f)	Included within TBA securities sold is $32,843,677 related to TBA forward sale commitments and included within TBA securities purchased is $9,546,799 related to TBA forward sale commitments.
(g)	Premiums received on written options were $173,754.
(h)	Net premium received on OTC swap contracts was $2,932,470.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$6,080,591
Interest (b)	9,495,616
Securities lending income	259,703

Total investment income	15,835,910
Expenses
Management fees	2,810,045
Administration fees	15,524
Custodian and accounting fees	311,644
Distribution and service fees—Class B	79,568
Distribution and service fees—Class E	23,102
Audit and tax services	47,469
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	125,153
Insurance	4,260
Miscellaneous	9,270

Total expenses	3,455,613
Less management fee waiver	(176,054)
Less broker commission recapture	(6,757)

Net expenses	3,272,802

Net Investment Income	12,563,108

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	5,102,579
Futures contracts	1,950,347
Written options	560,052
Swap contracts	(2,367,122)
Foreign currency transactions	(311,235)

Net realized gain	4,934,621

Net change in unrealized appreciation (depreciation) on:
Investments (d)	21,103,363
Futures contracts	2,265,197
Written options	39,666
Swap contracts	(1,273,908)
Foreign currency transactions	(549,490)

Net change in unrealized appreciation	21,584,828

Net realized and unrealized gain	26,519,449

Net Increase in Net Assets From Operations	$39,082,557

(a)	Net of foreign withholding taxes of $9,999.
(b)	Net of foreign withholding taxes of $5,512.
(c)	Net of foreign capital gains tax of $18,540.
(d)	Includes change in foreign capital gains tax of $842.

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,563,108	$24,677,644
Net realized gain	4,934,621	59,530,052
Net change in unrealized appreciation (depreciation)	21,584,828	(49,574,711)

Increase in net assets from operations	39,082,557	34,632,985

From Distributions to Shareholders
Net investment income
Class A	(31,406,742)	(23,978,812)
Class B	(1,622,094)	(1,187,739)
Class E	(809,717)	(625,351)
Net realized capital gains
Class A	(52,901,850)	(204,816,772)
Class B	(3,025,631)	(11,695,847)
Class E	(1,452,246)	(5,811,632)

Total distributions	(91,218,280)	(248,116,153)

Increase in net assets from capital share transactions	27,775,208	122,384,240

Total decrease in net assets	(24,360,515)	(91,098,928)

Net Assets
Beginning of period	1,267,267,824	1,358,366,752

End of period	$1,242,907,309	$1,267,267,824

Undistributed net investment income
End of period	$12,463,750	$33,739,195

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	357,610	$6,585,834	661,786	$13,589,496
Reinvestments	4,763,197	84,308,592	12,169,978	228,795,584
Redemptions	(3,534,208)	(65,037,844)	(6,304,527)	(128,069,858)

Net increase	1,586,599	$25,856,582	6,527,237	$114,315,222

Class B
Sales	144,038	$2,622,010	251,656	$5,041,729
Reinvestments	263,925	4,647,725	688,593	12,883,586
Redemptions	(302,379)	(5,502,058)	(577,769)	(11,738,448)

Net increase	105,584	$1,767,677	362,480	$6,186,867

Class E
Sales	8,262	$153,857	28,593	$578,068
Reinvestments	128,012	2,261,963	343,123	6,436,983
Redemptions	(124,278)	(2,264,871)	(252,306)	(5,132,900)

Net increase	11,996	$150,949	119,410	$1,882,151

Increase derived from capital shares transactions		$27,775,208		$122,384,240

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$18.66		$22.29	$20.59	$17.52		$15.95	$15.72

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.38	0.39	0.36		0.38	0.36
Net realized and unrealized gain on investments	0.42		0.24	1.73	3.18		1.58	0.26

Total from investment operations	0.61		0.62	2.12	3.54		1.96	0.62

Less Distributions
Distributions from net investment income	(0.53)		(0.45)	(0.42)	(0.47)		(0.39)	(0.39)
Distributions from net realized capital gains	(0.89)		(3.80)	0.00	0.00		0.00	0.00

Total distributions	(1.42)		(4.25)	(0.42)	(0.47)		(0.39)	(0.39)

Net Asset Value, End of Period	$17.85		$18.66	$22.29	$20.59		$17.52	$15.95

Total Return (%) (b)	3.29	(c)	2.58	10.55	20.59	(d)	12.38	3.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(e)	0.54	0.53	0.51		0.52	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.55	(e)	0.54	0.53	0.51		0.52	0.51
Net ratio of expenses to average net assets (%) (f)	0.52	(e)	0.51	0.50	0.51		0.52	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.52	(e)	0.51	0.50	0.51		0.52	0.51
Ratio of net investment income to average net assets (%)	2.08	(e)	1.87	1.81	1.89		2.23	2.23
Portfolio turnover rate (%)	202	(c)(g)	299 (g)	413 (g)	340	(g)	494 (g)	942
Net assets, end of period (in millions)	$1,146.0		$1,168.2	$1,250.6	$1,249.1		$1,137.3	$1,126.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$18.54		$22.17	$20.48	$17.43		$15.88	$15.65

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.33	0.33	0.31		0.33	0.32
Net realized and unrealized gain on investments	0.42		0.23	1.73	3.16		1.57	0.26

Total from investment operations	0.59		0.56	2.06	3.47		1.90	0.58

Less Distributions
Distributions from net investment income	(0.48)		(0.39)	(0.37)	(0.42)		(0.35)	(0.35)
Distributions from net realized capital gains	(0.89)		(3.80)	0.00	0.00		0.00	0.00

Total distributions	(1.37)		(4.19)	(0.37)	(0.42)		(0.35)	(0.35)

Net Asset Value, End of Period	$17.76		$18.54	$22.17	$20.48		$17.43	$15.88

Total Return (%) (b)	3.20	(c)	2.29	10.28	20.28	(d)	12.11	3.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(e)	0.79	0.78	0.76		0.77	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.80	(e)	0.79	0.78	0.76		0.77	0.76
Net ratio of expenses to average net assets (%) (f)	0.77	(e)	0.76	0.75	0.76		0.77	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.77	(e)	0.76	0.75	0.76		0.77	0.76
Ratio of net investment income to average net assets (%)	1.83	(e)	1.62	1.56	1.64		1.98	1.98
Portfolio turnover rate (%)	202	(c)(g)	299 (g)	413 (g)	340	(g)	494 (g)	942
Net assets, end of period (in millions)	$65.7		$66.6	$71.6	$75.0		$68.7	$67.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$18.61		$22.24	$20.54	$17.48		$15.92	$15.70

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.35	0.35	0.33		0.35	0.33
Net realized and unrealized gain on investments	0.41		0.23	1.74	3.17		1.57	0.26

Total from investment operations	0.59		0.58	2.09	3.50		1.92	0.59

Less Distributions
Distributions from net investment income	(0.49)		(0.41)	(0.39)	(0.44)		(0.36)	(0.37)
Distributions from net realized capital gains	(0.89)		(3.80)	0.00	0.00		0.00	0.00

Total distributions	(1.38)		(4.21)	(0.39)	(0.44)		(0.36)	(0.37)

Net Asset Value, End of Period	$17.82		$18.61	$22.24	$20.54		$17.48	$15.92

Total Return (%) (b)	3.23	(c)	2.41	10.41	20.39	(d)	12.18	3.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(e)	0.69	0.68	0.66		0.67	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.70	(e)	0.69	0.68	0.66		0.67	0.66
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.66	0.65	0.66		0.67	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.67	(e)	0.66	0.65	0.66		0.67	0.66
Ratio of net investment income to average net assets (%)	1.93	(e)	1.72	1.66	1.74		2.08	2.07
Portfolio turnover rate (%)	202	(c)(g)	299 (g)	413 (g)	340	(g)	494 (g)	942
Net assets, end of period (in millions)	$31.3		$32.4	$36.1	$36.9		$35.0	$35.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 30%, 71%, 163%, 139% and 243% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MSF-38

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-39

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, distribution redesignations, real estate investment trust (REIT) adjustments, return of capital adjustments and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

MSF-40

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MSF-41

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $42,163,711, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2016, the Portfolio held a U.S. Treasury security purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

MSF-42

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(47,860,188)	$—	$—	$—	$(47,860,188)
Corporate Bonds & Notes	(5,809,257)	—	—	—	(5,809,257)
Total	$(53,669,445)	$—	$—	$—	$(53,669,445)
Total Borrowings	$(53,669,445)	$—	$—	$—	$(53,669,445)
Gross amount of recognized liabilities for securities lending transactions					$(53,669,445)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure

MSF-43

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of

MSF-44

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood

MSF-45

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Spreadlock Swap Contracts - The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value (a)	$586,166
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	221,100
	Unrealized appreciation on futures contracts (b) (d)	$2,891,109	Unrealized depreciation on futures contracts (b) (d)	812,415
Credit	OTC swap contracts at market value (a)	3,973,950	OTC swap contracts at market value (a)	3,705,394
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	453,374
			Written options at value	133,800
Equity	Unrealized appreciation on futures contracts (b) (d)	163,334
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	229,211	Unrealized depreciation on forward foreign currency exchange contracts	702,167

Total		$7,257,604		$6,614,416

(a)	Excludes OTC swap interest receivable of $13,642 and OTC swap interest payable of $11,199.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MSF-46

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$340,977	$(340,977)	$—	$—
Bank of Montreal	1,214	—	—	1,214
Barclays Bank plc	814,296	(549,363)	(264,933)	—
Citibank N.A.	3,974	(3,974)	—	—
Credit Agricole S.A.	20,832	(19,800)	—	1,032
Credit Suisse International	1,222,281	(1,202,730)	(19,551)	—
Deutsche Bank AG	82,442	(35,082)	—	47,360
Goldman Sachs International	930,303	(930,303)	—	—
JPMorgan Chase Bank N.A.	255,291	(185,873)	(69,418)	—
Morgan Stanley & Co. International plc	467,045	(467,045)	—	—
Royal Bank of Canada	53,801	—	—	53,801
UBS AG	10,705	(7,026)	—	3,679

	$4,203,161	$(3,742,173)	$(353,902)	$107,086

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$901,544	$(340,977)	$(528,486)	$32,081
Barclays Bank plc	549,363	(549,363)	—	—
BNP Paribas S.A.	47,987	—	—	47,987
Citibank N.A.	5,559	(3,974)	—	1,585
Credit Agricole S.A.	19,800	(19,800)	—	—
Credit Suisse International	1,202,730	(1,202,730)	—	—
Deutsche Bank AG	35,082	(35,082)	—	—
Goldman Sachs International	1,307,428	(930,303)	(255,007)	122,118
HSBC Bank USA	10,672	—	—	10,672
JPMorgan Chase Bank N.A.	185,873	(185,873)	—	—
Morgan Stanley & Co. International plc	839,559	(467,045)	(369,139)	3,375
Standard Chartered Bank	6,188	—	—	6,188
State Street Bank and Trust	8,716	—	—	8,716
UBS AG	7,026	(7,026)	—	—

	$5,127,527	$(3,742,173)	$(1,152,632)	$232,722

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$—	$40,756	$40,756
Forward foreign currency transactions	—	—	—	(242,592)	(242,592)
Futures contracts	1,920,570	—	29,777	—	1,950,347
Swap contracts	(373,697)	(1,993,425)	—	—	(2,367,122)
Written options	—	551,091	—	8,961	560,052

	$1,546,873	$(1,442,334)	$29,777	$(192,875)	$(58,559)

MSF-47

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$—	$(17,329)	$(17,329)
Forward foreign currency transactions	—	—	—	(557,596)	(557,596)
Futures contracts	1,947,116	—	318,081	—	2,265,197
Swap contracts	(825,220)	(448,688)	—	—	(1,273,908)
Written options	—	39,666	—	—	39,666

	$1,121,896	$(409,022)	$318,081	$(574,925)	$456,030

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$6,104,135
Forward foreign currency transactions	32,753,362
Futures contracts long	99,537,217
Futures contracts short	(53,681,573)
Swap contracts	155,603,761
Written options	(91,193,200)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2015	13,365,000	$39,761
Options written	227,468,000	703,396
Options exercised	(111,275,000)	(386,835)
Options expired	(91,579,000)	(268,590)

Options outstanding June 30, 2016	37,979,000	$87,732

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2015	13,370,000	$26,406
Options written	231,177,000	632,932
Options bought back	(2,679,000)	(74,289)
Options exercised	(91,584,000)	(214,332)
Options expired	(112,305,000)	(284,695)

Options outstanding June 30, 2016	37,979,000	$86,022

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-48

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-49

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,328,151,046	$327,605,857	$2,274,648,055	$372,471,830

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$2,306,271,750	$2,249,015,433

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,810,045	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period May 1, 2015 to April 30, 2016.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $176,054 was waived in the aggregate for the six months ended June 30, 2016 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms

MSF-50

Metropolitan Series Fund

Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$68,197,869	$26,916,743	$179,918,284	$—	$248,116,153	$26,916,743

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$33,975,287	$57,190,637	$47,014,599	$—	$138,180,523

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-51

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Met/Wellington Core Equity Opportunities Portfolio returned 5.58%, 5.46%, and 5.49%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 3.74%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (the “Fed”) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (the “FOMC”) March statement surprised many market participants with its dovish tone. The FOMC lowered its inflation forecast for 2016 and suggested only two rate hikes this year, down from four, implied back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

Stocks continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound of oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and hawkish commentary from several FOMC members during May raised market expectations of a summer rate hike. However, the U.K.s vote to leave the European Union (“Brexit”) took center stage late in the quarter, overshadowing the lower probability of a near-term interest rate hike by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s European Union referendum as a factor in the decision. After plunging 5.3% in the two trading days following the Brexit, U.S. stocks staged an impressive 4.9% comeback in the final three days of the quarter, further evidence that the 7-year-old bull market remains intact.

Returns varied noticeably by market-cap, as mid- and large-cap stocks outperformed small-cap stocks, as measured by the S&P Midcap 400 Index, the S&P 500 Index, and the Russell 2000 Index, respectively, though all three groups posted positive returns during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced its benchmark, the Russell 1000 Index, for the period ended June 30, 2016. Strong stock selection in the Health Care, Industrials, Financials, Information Technology, and Energy sectors more than offset weaker security selection in Consumer Staples. Sector positioning, a result of the bottom-up stock selection process, was modestly negative driven largely by the Portfolio’s underweight allocations to the Utilities, Telecommunication Services, and Energy sectors.

Our holdings in Marsh & McLennan, UnitedHealth Group, and United Parcel Services (“UPS”) were among the top relative contributors during the period. Our avoidance of benchmark constituents Apple and Alphabet also aided relative results. UPS is a global package delivery and supply chain management company. Part of our recent thesis on UPS was that the company had learned from its missteps during the past two holiday seasons and was well positioned to handle the 2015 holiday surge. As we anticipated, the company posted a strong fourth quarter 2015 earnings beat due to solid execution, causing the stock to move higher. Additionally, UPS posted robust domestic and international margins and management increased its earnings guidance for the full fiscal year. We continued to hold the stock as of the end of the period as we view UPS as a strong free cash flow generator and dividend growth story, with an e-commerce secular tailwind that should persist as a source of growth.

The Portfolio’s exposure to Nike, Cardinal Health, and PNC Financial Services detracted from performance, as did our decision not to hold benchmark constituent AT&T. Nike is a provider of athletic footwear, apparel, equipment, and accessories. The company’s shares struggled during the period, but in our opinion, investors were overly concerned about basketball-related sales slowing in the U.S. (it only represents about 3% of total sales). Basketball gets a lot of press but it’s not that meaningful to Nike’s overall business. Additionally, during the second quarter of 2016, some backed up inventory that they were dealing with (due to the Sports Authority bankruptcy) weighed on the company. We believe Nike is already working through the inventory issues and that it is a short-term, temporary issue. The company’s growth appears healthy in our view and we used the weakness in the stock to add to the Portfolio’s position over the period.

MSF-1

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio was most overweight the Consumer Staples, Industrials, and Health Care sectors, and most underweight the Information Technology, Energy, and Utilities sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Met/Wellington Core Equity Opportunities Portfolio
Class A	5.58	9.08	11.06	6.10
Class B	5.46	8.84	10.78	5.84
Class E	5.49	8.94	10.89	5.94
Russell 1000 Index	3.74	2.93	11.88	7.51
S&P 500 Index[2]	3.84	3.99	12.09	7.42

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Microsoft Corp.	3.3
Costco Wholesale Corp.	3.1
Medtronic plc	3.1
United Parcel Service, Inc. - Class B	3.0
Chubb, Ltd.	3.0
NIKE, Inc. - Class B	3.0
Marsh & McLennan Cos., Inc.	2.9
Colgate-Palmolive Co.	2.8
Honeywell International, Inc.	2.8
Johnson & Johnson	2.7

Top Sectors

% of Net Assets
Consumer Staples	18.8
Health Care	18.2
Industrials	18.0
Financials	14.7
Consumer Discretionary	11.7
Information Technology	10.3
Materials	3.4
Energy	3.0

MSF-3

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.58%	$1,000.00	$1,055.80	$2.96
	Hypothetical*	0.58%	$1,000.00	$1,021.98	$2.92

Class B(a)	Actual	0.83%	$1,000.00	$1,054.60	$4.24
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class E(a)	Actual	0.73%	$1,000.00	$1,054.90	$3.73
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—10.1%
General Dynamics Corp.	353,386	$49,205,467
Honeywell International, Inc.	967,433	112,531,807
Lockheed Martin Corp.	431,155	106,999,736
Northrop Grumman Corp.	292,491	65,014,899
United Technologies Corp.	773,848	79,358,112

		413,110,021

Air Freight & Logistics—3.0%
United Parcel Service, Inc. - Class B	1,144,792	123,316,994

Banks—3.7%
PNC Financial Services Group, Inc. (The)	912,782	74,291,327
Wells Fargo & Co.	1,595,961	75,536,834

		149,828,161

Beverages—6.8%
Coca-Cola Co. (The)	2,229,158	101,047,732
Diageo plc	3,335,197	93,322,833
PepsiCo, Inc.	775,717	82,179,459

		276,550,024

Biotechnology—1.9%
Amgen, Inc.	504,656	76,783,410

Capital Markets—1.7%
BlackRock, Inc.	197,198	67,546,231

Chemicals—3.4%
Ecolab, Inc.	437,216	51,853,817
Praxair, Inc.	766,892	86,190,992

		138,044,809

Consumer Finance—1.6%
American Express Co.	1,074,943	65,313,537

Energy Equipment & Services—1.5%
Schlumberger, Ltd.	758,593	59,989,534

Food & Staples Retailing—7.1%
Costco Wholesale Corp.	814,152	127,854,430
CVS Health Corp.	799,886	76,581,086
Walgreens Boots Alliance, Inc.	1,012,050	84,273,403

		288,708,919

Health Care Equipment & Supplies—3.1%
Medtronic plc	1,452,449	126,029,000

Health Care Providers & Services—6.2%
Cardinal Health, Inc.	1,280,051	99,856,778
McKesson Corp.	240,201	44,833,517
UnitedHealth Group, Inc.	762,918	107,724,022

		252,414,317

Hotels, Restaurants & Leisure—1.9%
McDonald’s Corp.	630,346	75,855,838

Household Products—4.8%
Colgate-Palmolive Co.	1,539,939	112,723,535
Procter & Gamble Co. (The)	997,106	84,424,965

		197,148,500

Insurance—5.9%
Chubb, Ltd.	932,565	121,895,571
Marsh & McLennan Cos., Inc.	1,735,121	118,786,384

		240,681,955

IT Services—5.0%
Accenture plc - Class A	887,174	100,507,943
Automatic Data Processing, Inc.	1,129,492	103,766,430

		204,274,373

Media—1.2%
Walt Disney Co. (The)	486,466	47,586,104

Oil, Gas & Consumable Fuels—1.6%
Exxon Mobil Corp.	678,323	63,585,998

Pharmaceuticals—7.0%
Johnson & Johnson	891,978	108,196,931
Merck & Co., Inc.	1,827,338	105,272,942
Roche Holding AG (a)	276,458	72,993,365

		286,463,238

Real Estate Investment Trusts—1.8%
Public Storage	283,058	72,346,794

Road & Rail—4.8%
Canadian National Railway Co. (a)	1,631,674	96,350,795
Union Pacific Corp.	1,153,226	100,618,968

		196,969,763

Software—5.3%
Microsoft Corp.	2,614,730	133,795,734
Oracle Corp.	2,012,437	82,369,047

		216,164,781

Specialty Retail—4.3%
Lowe’s Cos., Inc.	1,053,857	83,433,859
TJX Cos., Inc. (The)	1,161,452	89,698,938

		173,132,797

Textiles, Apparel & Luxury Goods—4.4%
NIKE, Inc. - Class B	2,204,616	121,694,803
VF Corp.	954,205	58,674,065

		180,368,868

Total Common Stocks (Cost $3,479,992,967)		3,992,213,966

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (Cost $0)	5,844,000	$0

Short-Term Investments—2.9%

Mutual Fund—1.0%
State Street Navigator Securities Lending MET Portfolio (c)	41,414,626	41,414,626

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $75,171,905 on 07/01/16, collateralized by $74,535,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $76,677,881.	75,171,843	75,171,843

Total Short-Term Investments (Cost $116,586,469)		116,586,469

Total Investments—101.0% (Cost $3,596,579,436) (d)		4,108,800,435
Other assets and liabilities (net)—(1.0)%		(40,072,294)

Net Assets—100.0%		$4,068,728,141

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $39,790,250 and the collateral received consisted of cash in the amount of $41,414,626. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $3,596,579,436. The aggregate unrealized appreciation and depreciation of investments were $552,160,211 and $(39,939,212), respectively, resulting in net unrealized appreciation of $512,220,999.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$413,110,021	$—	$—	$413,110,021
Air Freight & Logistics	123,316,994	—	—	123,316,994
Banks	149,828,161	—	—	149,828,161
Beverages	183,227,191	93,322,833	—	276,550,024
Biotechnology	76,783,410	—	—	76,783,410
Capital Markets	67,546,231	—	—	67,546,231
Chemicals	138,044,809	—	—	138,044,809
Consumer Finance	65,313,537	—	—	65,313,537
Energy Equipment & Services	59,989,534	—	—	59,989,534
Food & Staples Retailing	288,708,919	—	—	288,708,919
Health Care Equipment & Supplies	126,029,000	—	—	126,029,000
Health Care Providers & Services	252,414,317	—	—	252,414,317
Hotels, Restaurants & Leisure	75,855,838	—	—	75,855,838
Household Products	197,148,500	—	—	197,148,500
Insurance	240,681,955	—	—	240,681,955
IT Services	204,274,373	—	—	204,274,373
Media	47,586,104	—	—	47,586,104
Oil, Gas & Consumable Fuels	63,585,998	—	—	63,585,998
Pharmaceuticals	213,469,873	72,993,365	—	286,463,238
Real Estate Investment Trusts	72,346,794	—	—	72,346,794
Road & Rail	196,969,763	—	—	196,969,763
Software	216,164,781	—	—	216,164,781
Specialty Retail	173,132,797	—	—	173,132,797
Textiles, Apparel & Luxury Goods	180,368,868	—	—	180,368,868
Total Common Stocks	3,825,897,768	166,316,198	—	3,992,213,966
Total Escrow Shares*	—	—	0	0
Short-Term Investments
Mutual Fund	41,414,626	—	—	41,414,626
Repurchase Agreement	—	75,171,843	—	75,171,843
Total Short-Term Investments	41,414,626	75,171,843	—	116,586,469
Total Investments	$3,867,312,394	$241,488,041	$0	$4,108,800,435

Collateral for Securities Loaned (Liability)	$—	$(41,414,626)	$—	$(41,414,626)

*	See Schedule of Investments for additional detailed categorizations.

As of June 30, 2016, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2015 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at June 30, 2016 have not been presented.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$4,108,800,435
Cash denominated in foreign currencies (c)	402,567
Receivable for:
Fund shares sold	523,430
Dividends and interest	6,557,579
Prepaid expenses	25,632

Total Assets	4,116,309,643
Liabilities
Due to custodian	4,931
Collateral for securities loaned	41,414,626
Payables for:
Investments purchased	1,776,334
Fund shares redeemed	1,707,879
Accrued Expenses:
Management fees	1,821,680
Distribution and service fees	239,887
Deferred trustees’ fees	162,565
Other expenses	453,600

Total Liabilities	47,581,502

Net Assets	$4,068,728,141

Net Assets Consist of:
Paid in surplus	$3,511,699,274
Undistributed net investment income	29,007,672
Accumulated net realized gain	15,861,170
Unrealized appreciation on investments and foreign currency transactions	512,160,025

Net Assets	$4,068,728,141

Net Assets
Class A	$2,554,811,137
Class B	700,318,097
Class E	813,598,907
Capital Shares Outstanding*
Class A	90,774,317
Class B	25,153,588
Class E	29,147,171
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.14
Class B	27.84
Class E	27.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $39,790,250.
(b)	Identified cost of investments was $3,596,579,436.
(c)	Identified cost of cash denominated in foreign currencies was $402,567.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$41,066,930
Interest	10,815
Securities lending income	103,801

Total investment income	41,181,546
Expenses
Management fees	12,694,554
Administration fees	45,451
Custodian and accounting fees	104,182
Distribution and service fees—Class B	772,023
Distribution and service fees—Class E	599,851
Audit and tax services	21,854
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	115,700
Insurance	12,070
Miscellaneous	15,466

Total expenses	14,410,738
Less management fee waiver	(2,651,073)
Less broker commission recapture	(1,009)

Net expenses	11,758,656

Net Investment Income	29,422,890

Net Realized and Unrealized Gain
Net realized gain on:
Investments	24,584,041
Foreign currency transactions	24,205

Net realized gain	24,608,246

Net change in unrealized appreciation on:
Investments	141,096,393
Foreign currency transactions	36,051

Net change in unrealized appreciation	141,132,444

Net realized and unrealized gain	165,740,690

Net Increase in Net Assets From Operations	$195,163,580

(a)	Net of foreign withholding taxes of $550,636.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,422,890	$62,073,611
Net realized gain	24,608,246	170,115,385
Net change in unrealized appreciation (depreciation)	141,132,444	(144,588,195)

Increase in net assets from operations	195,163,580	87,600,801

From Distributions to Shareholders
Net investment income
Class A	(40,649,104)	(40,437,981)
Class B	(9,626,450)	(10,031,844)
Class E	(11,830,071)	(14,494,701)
Net realized capital gains
Class A	(111,016,460)	(777,894,919)
Class B	(30,747,876)	(226,707,477)
Class E	(35,932,458)	(307,031,634)

Total distributions	(239,802,419)	(1,376,598,556)

Increase in net assets from capital share transactions	559,657,801	844,497,747

Total increase (decrease) in net assets	515,018,962	(444,500,008)

Net Assets
Beginning of period	3,553,709,179	3,998,209,187

End of period	$4,068,728,141	$3,553,709,179

Undistributed net investment income
End of period	$29,007,672	$61,690,407

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,819,048	$111,923,052	401,489	$13,704,699
Shares issued through acquisition (a)	11,681,896	342,746,988	0	0
Reinvestments	5,503,105	151,665,564	29,122,167	818,332,900
Redemptions	(4,709,250)	(132,994,569)	(9,579,161)	(306,647,027)

Net increase	16,294,799	$473,341,035	19,944,495	$525,390,572

Class B
Sales	622,312	$17,817,705	328,723	$11,328,433
Shares issued through acquisition (a)	2,998,245	86,919,323	0	0
Reinvestments	1,480,540	40,374,326	8,509,681	236,739,321
Redemptions	(1,722,589)	(48,298,322)	(3,274,950)	(107,903,847)

Net increase	3,378,508	$96,813,032	5,563,454	$140,163,907

Class E
Sales	301,882	$8,493,922	350,956	$11,476,908
Reinvestments	1,746,984	47,762,529	11,532,509	321,526,335
Redemptions	(2,377,469)	(66,752,717)	(4,621,898)	(154,059,975)

Net increase (decrease)	(328,603)	$(10,496,266)	7,261,567	$178,943,268

Increase derived from capital shares transactions		$559,657,801		$844,497,747

(a)	See Note 8 of Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.38		$43.13	$42.97	$33.21	$29.67	$31.25

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.58	0.72	0.28	0.48	0.33
Net realized and unrealized gain (loss) on investments	1.30		0.31	3.41	10.64	3.33	(1.56)

Total from investment operations	1.54		0.89	4.13	10.92	3.81	(1.23)

Less Distributions
Distributions from net investment income	(0.48)		(0.77)	(0.31)	(0.53)	(0.27)	(0.35)
Distributions from net realized capital gains	(1.30)		(14.87)	(3.66)	(0.63)	0.00	0.00

Total distributions	(1.78)		(15.64)	(3.97)	(1.16)	(0.27)	(0.35)

Net Asset Value, End of Period	$28.14		$28.38	$43.13	$42.97	$33.21	$29.67

Total Return (%) (b)	5.58	(c)	2.40	10.63	33.70	12.86	(4.03)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.73	0.72	0.73	0.73
Net ratio of expenses to average net assets (%) (e) (f)	0.58	(d)	0.58	0.59	0.67	0.68	0.68
Ratio of net investment income to average net assets (%)	1.72	(d)	1.72	1.74	0.74	1.50	1.06
Portfolio turnover rate (%)	17	(c)	25	105	11	16	19
Net assets, end of period (in millions)	$2,554.8		$2,113.5	$2,352.1	$2,391.0	$2,098.2	$2,040.4

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.06		$42.79	$42.66	$32.98	$29.46	$31.04

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.49	0.61	0.18	0.40	0.24
Net realized and unrealized gain (loss) on investments	1.29		0.31	3.38	10.57	3.31	(1.54)

Total from investment operations	1.49		0.80	3.99	10.75	3.71	(1.30)

Less Distributions
Distributions from net investment income	(0.41)		(0.66)	(0.20)	(0.44)	(0.19)	(0.28)
Distributions from net realized capital gains	(1.30)		(14.87)	(3.66)	(0.63)	0.00	0.00

Total distributions	(1.71)		(15.53)	(3.86)	(1.07)	(0.19)	(0.28)

Net Asset Value, End of Period	$27.84		$28.06	$42.79	$42.66	$32.98	$29.46

Total Return (%) (b)	5.46	(c)	2.14	10.35	33.36	12.62	(4.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.98	0.97	0.98	0.98
Net ratio of expenses to average net assets (%) (e) (f)	0.83	(d)	0.83	0.84	0.92	0.93	0.93
Ratio of net investment income to average net assets (%)	1.46	(d)	1.47	1.49	0.49	1.25	0.80
Portfolio turnover rate (%)	17	(c)	25	105	11	16	19
Net assets, end of period (in millions)	$700.3		$611.0	$693.7	$738.0	$638.2	$631.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.13		$42.87	$42.74	$33.03	$29.51	$31.09

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.53	0.65	0.22	0.43	0.28
Net realized and unrealized gain (loss) on investments	1.29		0.30	3.38	10.60	3.31	(1.55)

Total from investment operations	1.51		0.83	4.03	10.82	3.74	(1.27)

Less Distributions
Distributions from net investment income	(0.43)		(0.70)	(0.24)	(0.48)	(0.22)	(0.31)
Distributions from net realized capital gains	(1.30)		(14.87)	(3.66)	(0.63)	0.00	0.00

Total distributions	(1.73)		(15.57)	(3.90)	(1.11)	(0.22)	(0.31)

Net Asset Value, End of Period	$27.91		$28.13	$42.87	$42.74	$33.03	$29.51

Total Return (%) (b)	5.49	(c)	2.27	10.45	33.53	12.70	(4.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.88	0.87	0.88	0.88
Net ratio of expenses to average net assets (%) (e) (f)	0.73	(d)	0.73	0.74	0.82	0.83	0.83
Ratio of net investment income to average net assets (%)	1.55	(d)	1.57	1.59	0.59	1.34	0.90
Portfolio turnover rate (%)	17	(c)	25	105	11	16	19
Net assets, end of period (in millions)	$813.6		$829.2	$952.4	$1,032.7	$900.7	$935.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03%, 0.03% and 0.03% for the six months ended June 30, 2016 and the years ended December 31, 2015 and December 31, 2014, respectively. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment in trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $75,171,843, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$606,223,637	$0	$637,468,527

With respect to the Portfolio’s merger with Pioneer Fund Portfolio (see Note 8) on April 29, 2016, the Portfolio acquired long-term securities with a cost of $379,709,359 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$12,694,554	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

MSF-15

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

An identical agreement was in place for the period December 1, 2015 through April 30, 2016. Amounts waived for the six months ended June 30, 2016 amounted to $2,098,882 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $552,191 was waived in the aggregate for the six months ended June 30, 2016 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$141,263,345	$39,349,902	$1,235,335,211	$329,631,159	$1,376,598,556	$368,981,061

MSF-16

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$70,090,220	$169,060,022	$350,272,354	$—	$589,422,596

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $2,079,742,205, $598,612,281 and $818,724,006, respectively, acquired all of the assets and liabilities of Pioneer Fund Portfolio of the Met Investors Series Trust (“Pioneer Fund”).

The acquisition was accomplished by a tax-free exchange of 11,681,896 Class A shares of the Portfolio (valued at $342,746,988) for 37,657,033 Class A shares of Pioneer Fund and 2,998,245 Class B shares of the Portfolio (valued at $86,919,323) for 9,737,087 Class B shares of Pioneer Fund. Each shareholder of Pioneer Fund received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Pioneer Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Pioneer Fund. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Pioneer Fund’s net assets on April 29, 2016, were $342,746,988 and $86,919,323 for Class A and Class B shares, respectively, including investments valued at $429,706,208 with a cost basis of $417,385,987. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Pioneer Fund were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,926,744,803, which included $12,320,388 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the period ended June 30, 2016 are as follows:

Net Investment income	$31,155,786	(a)
Net realized and unrealized gain on investments	$168,585,875	(b)

Net increase in net assets from operations	$199,741,661

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Pioneer Fund that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$29,422,890 net investment income as reported at June 30, 2016, plus $1,584,300 from Pioneer Fund pre-merger net investment income, plus $130,479 in lower net advisory fees, plus $18,117 of pro-forma eliminated other expenses.
(b)	$512,160,025 unrealized appreciation as reported at June 30, 2016, minus $454,921,890 pro-forma December 31, 2015 unrealized appreciation, plus $24,608,246 net realized gain as reported at June 30, 2016, plus $86,739,494 in net realized gain from Pioneer Fund pre-merger.

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 26, 2016, the shareholders of the Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Pioneer Fund Portfolio (“MIST Portfolio”) by Met/Wellington Core Equity Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio.	30,169,998.432	1,038,446.356	3,069,800.493	34,278,245.281

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the MetLife Asset Allocation 20 Portfolio returned 3.88% and 3.74%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 4.46%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 20 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the six month period, the Portfolio underperformed the Dow Jones Conservative Index. A large cap orientation vis-à-vis the Dow Jones Index within domestic equity held back relative results as did an overweight to developed markets and an underweight to emerging market equities, while an overweight to high yield bonds helped to offset these losses. During the period, security selection in the underlying portfolios detracted from relative results.

The fixed income underlying portfolios in aggregate made a negative contribution to performance. During the period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The interest rate environment didn’t bode well for the portfolios with a shorter duration posture relative to the benchmark, in particular the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio. Not surprisingly, the Western Asset Management U.S. Government Portfolio was a meaningful detractor from the Portfolio’s relative results, not only due to its shorter duration but as a result of its composition, investing predominantly in government and government-related securities during a period in which spread sectors outperformed. With respect to the Met/Franklin Low Duration

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Total Return Portfolio, despite it detracting from the Asset Allocation Portfolio’s relative results, it managed to slightly outperform its respective index due to the Portfolio’s exposure to high yield securities which outperformed their investment grade counterparts. Another notable detractor during the period was the Met/Templeton International Bond Portfolio, which employs a benchmark-unconstrained approach, resulting in large active positions compared to its benchmark index. During the period, a sizable underweight to the euro and the Japanese yen and an overweight to the dollar were unfavorable, given the dollar weakness as these currencies strengthened. Additionally, the Met/Templeton International Bond Portfolio has continued to position for a rising rate environment by maintaining a low portfolio duration which detracted from relative results during the period as yields fell. Lastly, detracting from fixed income results was the PIMCO Total Return Portfolio which held an underweight to both U.S. duration and the front end of the U.K. yield curve, which hurt performance as rates fell. Exposure to Treasury Inflation Protected securities (“TIPS”) via the PIMCO Inflation Protected Bond Portfolio was additive during the period, as TIPS outpaced nominal Treasury securities.

The domestic equity portfolios in aggregate detracted modestly from performance. Due to its conservative nature, the MetLife Asset Allocation 20 Portfolio has a bias to towards value-oriented portfolios, which proved to be beneficial as a value style significantly outperformed growth style during the six month period, although this was not enough to offset the weakness from the underlying growth oriented portfolios. The Jennison Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio and BlackRock Capital Appreciation Portfolio were among the top detractors, due largely to the stylistic headwind. The Jennison Growth Portfolio underperformed its benchmark as a result of both stock selection and sector allocation. Most notably, stock selection in Health Care, Information Technology and Consumer Discretionary sectors proved to be detrimental. Within the Health Care sector, holdings in Alexion Pharmaceuticals, Allergan plc and Regeneron Pharmaceuticals were the leading detractors. Within the Information Technology sector, positioning in the software and services industry was a key driver of underperformance, in particular a holding in LinkedIn Corp. Detracting from results in the Consumer Discretionary sector was positioning in retailing, most notably Netflix Inc. Similarly, with T. Rowe Price Large Cap Growth Portfolio, stock selection in the Health Care and Information Technology sectors held back relative results, along with an underweight to the Consumer Staples sector. The BlackRock Capital Appreciation Portfolio was also a meaningful detractor from relative performance, and, like the other growth portfolios, was hurt by stock selection in Consumer Discretionary, Health Care and Information Technology sectors. On the other hand, a number of value-oriented portfolios contributed positively, with the MFS Value Portfolio being the top contributor. In addition from benefiting from its value style, the Portfolio outperformed its value benchmark. Contributing positively to results during the period were stock selection within the Industrials and Financials sectors, which was partly offset by an underweight to the Utilities sector and industry positioning within the Financials sector. Additionally, an overweight to the Consumer Staples sector aided results. The Met/Wellington Core Equity Opportunities Portfolio’s focus on dividend growing companies was rewarded by the market during the six month period. In particular, stock selection in the Industrials and Health Care sectors were the main drivers of performance, while selection in the Consumer Staples sector detracted. In aggregate, the portfolios investing in the mid and small cap space contributed positively to results, given their value orientation, although there were no notable contributors or detractors.

Among the equity portfolios that invest outside the U.S, the Harris Oakmark International Portfolio was the leading detractor. A combination of sector allocation and stock selection detracted from results, in particular an overweight to the Financials sector. Individual detractors included Credit Suisse Group (Switzerland), Nomura Holdings (Japan) and Lloyds Banking Group (United Kingdom). Additionally, a meaningful overweight and stock selection in the Consumer Discretionary sector hampered results. Notable detractors included Daimler AG (Germany), Honda Motor and Toyota Motor (Japan). Global Real Estate continued to deliver strong results during the six month period as yields declined, boosting dividend yielding sectors. The Clarion Global Real Estate Portfolio contributed positively to relative results, although it underperformed its respective benchmark. The primary detractors were stock selection in the U.S. and positioning in the Canadian and U.K. markets, which was partly offset by positive stock selection in Europe.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MetLife Asset Allocation 20 Portfolio
Class A	3.88	2.66	4.43	5.17
Class B	3.74	2.33	4.14	4.90
Dow Jones Conservative Index	4.46	3.94	3.25	4.62

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio(Class A)	12.9
BlackRock Bond Income Portfolio(Class A)	12.5
PIMCO Total Return Portfolio(Class A)	12.0
TCW Core Fixed Income Portfolio(Class A)	10.5
JPMorgan Core Bond Portfolio(Class A)	9.5
PIMCO Inflation Protected Bond Portfolio(Class A)	9.0
Met/Franklin Low Duration Total Return Portfolio(Class A)	5.0
Western Asset Management Strategic Bond Opportunities Portfolio(Class A)	4.0
T. Rowe Price Large Cap Value Portfolio(Class A)	2.0
MFS Value Portfolio(Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)(b)	Actual	0.62%	$1,000.00	$1,038.80	$3.14
	Hypothetical*	0.62%	$1,000.00	$1,021.78	$3.12

Class B(a)(b)	Actual	0.87%	$1,000.00	$1,037.40	$4.41
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	751,099	$7,188,021
BlackRock Bond Income Portfolio (Class A) (a)	813,927	88,034,315
BlackRock Capital Appreciation Portfolio (Class A) (a)	223,952	7,126,144
BlackRock High Yield Portfolio (Class A) (b)	491,778	3,521,132
BlackRock Large Cap Value Portfolio (Class A) (a)	892,813	7,160,360
Clarion Global Real Estate Portfolio (Class A) (b)	290,735	3,578,950
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	169,055	1,788,598
Harris Oakmark International Portfolio (Class A) (b)	809,307	8,886,188
Invesco Comstock Portfolio (Class A) (b)	1,149,486	14,357,077
Jennison Growth Portfolio (Class A) (a)	577,093	7,121,329
JPMorgan Core Bond Portfolio (Class A) (b)	6,370,677	66,828,400
JPMorgan Small Cap Value Portfolio (Class A) (b)	243,825	3,596,415
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	198,758	1,796,773
Met/Artisan International Portfolio (Class A) (b)	785,304	7,138,413
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	8,692	1,795,811
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,413,569	13,951,929
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	3,691,343	34,957,014
Met/Templeton International Bond Portfolio (Class A) (b)	1,100,888	10,568,524
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A) (a)	509,570	14,339,313
Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (Class A) (b)	556,179	7,169,142
MetLife Small Cap Value Portfolio (Class A) (b)	273,654	3,604,026
MFS Research International Portfolio (Class A) (b)	542,734	5,373,067
MFS Value Portfolio (Class A) (a)	1,001,368	14,359,620

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	376,323	7,180,238
Oppenheimer Global Equity Portfolio (Class A) (b)	101,034	1,785,267
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	6,428,500	63,385,014
PIMCO Total Return Portfolio (Class A) (b)	7,363,116	84,307,675
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	380,931	7,115,799
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	468,553	14,365,823
TCW Core Fixed Income Portfolio (Class A) (b)	7,143,656	73,722,532
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,158,972	28,109,816
Western Asset Management U.S. Government Portfolio (Class A) (a)	7,629,001	91,166,563

Total Mutual Funds (Cost $726,964,025)		705,379,288

Total Investments—100.0% (Cost $726,964,025) (d)		705,379,288
Other assets and liabilities (net)—0.0%		(310,323)

Net Assets—100.0%		$705,068,965

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2016, the aggregate cost of investments was $726,964,025. The aggregate unrealized appreciation and depreciation of investments were $5,163,576 and $(26,748,313), respectively, resulting in net unrealized depreciation of $(21,584,737).

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$705,379,288	$—	$—	$705,379,288
Total Investments	$705,379,288	$—	$—	$705,379,288

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Affiliated investments at value (a)	$705,379,288
Receivable for:
Investments sold	155,085
Fund shares sold	43,218
Due from investment adviser	8,487

Total Assets	705,586,078
Liabilities
Payables for:
Investments purchased	1,550
Fund shares redeemed	196,753
Accrued Expenses:
Management fees	52,989
Distribution and service fees	132,952
Deferred trustees’ fees	77,020
Other expenses	55,849

Total Liabilities	517,113

Net Assets	$705,068,965

Net Assets Consist of:
Paid in surplus	$708,194,736
Undistributed net investment income	13,771,007
Accumulated net realized gain	4,687,959
Unrealized depreciation on affiliated investments	(21,584,737)

Net Assets	$705,068,965

Net Assets
Class A	$46,544,463
Class B	658,524,502
Capital Shares Outstanding*
Class A	4,392,488
Class B	62,574,939
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.60
Class B	10.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $726,964,025.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$15,072,171
Interest	865

Total investment income	15,073,036
Expenses
Management fees	316,264
Administration fees	11,064
Custodian and accounting fees	12,631
Distribution and service fees—Class B	788,767
Audit and tax services	14,919
Legal	13,588
Trustees’ fees and expenses	15,990
Miscellaneous	3,520

Total expenses	1,176,743
Less expenses reimbursed by the Adviser	(49,168)

Net expenses	1,127,575

Net Investment Income	13,945,461

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(355,568)
Capital gain distributions from Affiliated Underlying Portfolios	9,208,803

Net realized gain	8,853,235

Net change in unrealized appreciation on affiliated investments	2,999,385

Net realized and unrealized gain	11,852,620

Net Increase in Net Assets From Operations	$25,798,081

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,945,461	$20,059,942
Net realized gain	8,853,235	24,704,372
Net change in unrealized appreciation (depreciation)	2,999,385	(47,782,427)

Increase (decrease) in net assets from operations	25,798,081	(3,018,113)

From Distributions to Shareholders
Net investment income
Class A	(1,595,816)	(1,170,030)
Class B	(20,821,731)	(13,237,836)
Net realized capital gains
Class A	(1,533,963)	(1,562,919)
Class B	(21,575,721)	(19,884,218)

Total distributions	(45,527,231)	(35,855,003)

Increase (decrease) in net assets from capital share transactions	61,980,340	(2,015,259)

Total increase (decrease) in net assets	42,251,190	(40,888,375)

Net Assets
Beginning of period	662,817,775	703,706,150

End of period	$705,068,965	$662,817,775

Undistributed net investment income
End of period	$13,771,007	$22,243,093

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	171,541	$1,873,665	522,688	$5,983,411
Reinvestments	297,507	3,129,779	245,990	2,732,949
Redemptions	(416,491)	(4,575,416)	(747,765)	(8,472,736)

Net increase	52,557	$428,028	20,913	$243,624

Class B
Sales	7,223,720	$78,114,641	8,734,073	$97,554,725
Reinvestments	4,057,173	42,397,452	3,000,186	33,122,054
Redemptions	(5,407,318)	(58,959,781)	(11,835,805)	(132,935,662)

Net increase (decrease)	5,873,575	$61,552,312	(101,546)	$(2,258,883)

Increase (decrease) derived from capital shares transactions		$61,980,340		$(2,015,259)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.94		$11.59	$12.05	$11.94	$11.60	$11.51

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.36	0.25	0.33	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.19		(0.38)	0.29	0.20	0.77	0.07

Total from investment operations	0.42		(0.02)	0.54	0.53	1.07	0.40

Less Distributions
Distributions from net investment income	(0.39)		(0.27)	(0.50)	(0.36)	(0.41)	(0.31)
Distributions from net realized capital gains	(0.37)		(0.36)	(0.50)	(0.06)	(0.32)	0.00

Total distributions	(0.76)		(0.63)	(1.00)	(0.42)	(0.73)	(0.31)

Net Asset Value, End of Period	$10.60		$10.94	$11.59	$12.05	$11.94	$11.60

Total Return (%) (b)	3.88	(c)	(0.23)	4.73	4.50	9.49	3.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.11	(e)	0.11	0.12	0.11	0.11	0.11
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	2.08	(e)(h)	3.20	2.17	2.73	2.58	2.84
Portfolio turnover rate (%)	7	(c)	21	16	18	9	33
Net assets, end of period (in millions)	$46.5		$47.5	$50.1	$50.5	$54.9	$48.7

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.85		$11.51	$11.97	$11.86	$11.53	$11.44

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.33	0.22	0.29	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.18		(0.39)	0.28	0.22	0.76	0.08

Total from investment operations	0.40		(0.06)	0.50	0.51	1.03	0.37

Less Distributions
Distributions from net investment income	(0.36)		(0.24)	(0.46)	(0.34)	(0.38)	(0.28)
Distributions from net realized capital gains	(0.37)		(0.36)	(0.50)	(0.06)	(0.32)	0.00

Total distributions	(0.73)		(0.60)	(0.96)	(0.40)	(0.70)	(0.28)

Net Asset Value, End of Period	$10.52		$10.85	$11.51	$11.97	$11.86	$11.53

Total Return (%) (b)	3.74	(c)	(0.59)	4.47	4.29	9.18	3.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.36	(e)	0.36	0.37	0.36	0.36	0.36
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	1.86	(e)(h)	2.89	1.89	2.49	2.35	2.49
Portfolio turnover rate (%)	7	(c)	21	16	18	9	33
Net assets, end of period (in millions)	$658.5		$615.4	$653.6	$653.8	$723.0	$634.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$85,959,141	$0	$46,336,724

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$316,264	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from May 1, 2016 to April 30, 2017, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2015 to April 30, 2016 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2016, the amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $49,168.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.
6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Baillie Gifford International Stock	676,030	181,183	(106,114)	751,099
BlackRock Bond Income	751,851	77,289	(15,213)	813,927
BlackRock Capital Appreciation	180,539	63,807	(20,394)	223,952
BlackRock High Yield	455,067	63,965	(27,254)	491,778
BlackRock Large Cap Value	781,037	266,434	(154,658)	892,813
Clarion Global Real Estate	280,825	53,188	(43,278)	290,735
Goldman Sachs Mid Cap Value	293,121	70,675	(194,741)	169,055

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Harris Oakmark International	487,931	411,131	(89,755)	809,307
Invesco Comstock	938,190	371,537	(160,241)	1,149,486
Jennison Growth	430,005	204,235	(57,147)	577,093
JPMorgan Core Bond	6,142,782	433,937	(206,042)	6,370,677
JPMorgan Small Cap Value	214,450	72,948	(43,573)	243,825
Lord Abbett Bond Debenture	284,299	54,886	(339,185)	—
Met/Aberdeen Emerging Markets Equity	199,885	45,654	(46,781)	198,758
Met/Artisan International	686,411	159,802	(60,909)	785,304
Met/Artisan Mid Cap Value	15,215	3,650	(10,173)	8,692
Met/Eaton Vance Floating Rate	1,347,339	109,504	(43,274)	1,413,569
Met/Franklin Low Duration Total Return	4,149,783	310,368	(768,808)	3,691,343
Met/Templeton International Bond	1,322,475	141,476	(363,063)	1,100,888
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	465,081	84,303	(39,814)	509,570
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	472,534	142,697	(59,052)	556,179
MetLife Small Cap Value	256,341	71,013	(53,700)	273,654
MFS Research International	472,705	129,445	(59,416)	542,734
MFS Value	872,478	241,157	(112,267)	1,001,368
Neuberger Berman Genesis	359,440	73,987	(57,104)	376,323
Oppenheimer Global Equity	—	102,854	(1,820)	101,034
PIMCO Inflation Protected Bond	6,446,923	210,558	(228,981)	6,428,500
PIMCO Total Return	7,048,316	473,675	(158,875)	7,363,116
T. Rowe Price Large Cap Growth	290,773	124,421	(34,263)	380,931
T. Rowe Price Large Cap Value	387,245	136,910	(55,602)	468,553
TCW Core Fixed Income	6,349,046	911,333	(116,723)	7,143,656
Western Asset Management Strategic Bond Opportunities	1,847,566	385,379	(73,973)	2,158,972
Western Asset Management U.S. Government	7,266,635	519,575	(157,209)	7,629,001

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Baillie Gifford International Stock	$105,546	$—	$112,447	$7,188,021
BlackRock Bond Income	60,386	—	2,763,710	88,034,315
BlackRock Capital Appreciation	195,274	618,669	—	7,126,144
BlackRock High Yield	(28,288)	—	235,139	3,521,132
BlackRock Large Cap Value	(95,888)	526,773	115,256	7,160,360
Clarion Global Real Estate	13,807	—	80,098	3,578,950
Goldman Sachs Mid Cap Value	(761,794)	131,729	19,158	1,788,598
Harris Oakmark International	33,578	579,670	206,882	8,886,188
Invesco Comstock	216,790	1,075,325	390,580	14,357,077
Jennison Growth	152,337	904,584	20,439	7,121,329
JPMorgan Core Bond	23	—	1,995,029	66,828,400
JPMorgan Small Cap Value	(44,467)	230,922	64,216	3,596,415
Lord Abbett Bond Debenture	(39,933)	—	230,095	—
Met/Aberdeen Emerging Markets Equity	(95,637)	—	21,183	1,796,773
Met/Artisan International	(44,924)	—	64,074	7,138,413
Met/Artisan Mid Cap Value	215,645	186,396	18,706	1,795,811
Met/Eaton Vance Floating Rate	6,099	—	577,739	13,951,929
Met/Franklin Low Duration Total Return	(216,614)	—	1,115,822	34,957,014
Met/Templeton International Bond	(869,946)	27,285	—	10,568,524
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	(65,370)	610,902	223,684	14,339,313
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	43,105	455,332	167,395	7,169,142
MetLife Small Cap Value	(375,392)	91,306	44,904	3,604,026
MFS Research International	85,698	—	115,596	5,373,067
MFS Value	358,411	1,238,363	310,454	14,359,620
Neuberger Berman Genesis	355,476	—	32,455	7,180,238
Oppenheimer Global Equity	7	86,322	20,732	1,785,267
PIMCO Inflation Protected Bond	(347,074)	—	—	63,385,014

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
PIMCO Total Return	$(155,409)	$—	$2,322,635	$84,307,675
T. Rowe Price Large Cap Growth	136,059	859,957	4,130	7,115,799
T. Rowe Price Large Cap Value	727,745	1,585,268	415,954	14,365,823
TCW Core Fixed Income	13,471	—	588,145	73,722,532
Western Asset Management Strategic Bond Opportunities	41,503	—	434,517	28,109,816
Western Asset Management U.S. Government	24,208	—	2,360,997	91,166,563

	$(355,568)	$9,208,803	$15,072,171	$705,379,288

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,585,605	$27,307,125	$21,269,398	$27,567,555	$35,855,003	$54,874,680

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$22,350,597	$22,951,030	$(28,622,577)	$—	$16,679,050

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the MetLife Asset Allocation 40 Portfolio returned 3.24% and 3.16%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 5.72%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 40 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six month period, the Portfolio underperformed the Dow Jones Moderately Conservative Index. A large cap orientation vis-à-vis the Dow Jones Index within domestic equity held back relative results, as did a slight overweight to developed markets and an underweight to emerging market equities, while an overweight to high yield bonds helped to offset these losses. During the period, security selection in the underlying portfolios detracted from relative results.

The fixed income underlying portfolios in aggregate made a negative contribution to performance. The Met/Templeton International Bond Portfolio, which employs a benchmark-unconstrained approach resulting in large active positions compared to its benchmark index, was the most significant detractor. During the period, a sizable underweight to the euro and the Japanese yen and an overweight to the dollar was unfavorable, given the dollar weakness as these currencies strengthened. During the six month period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The Met/Templeton International Bond Portfolio, which has continued to position for a rising rate environment by maintaining a low portfolio duration, was negatively impacted in this environment. Not surprisingly, this interest rate environment didn’t bode well either for those portfolios with a shorter duration posture relative to the benchmark, in particular the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio. The Western Asset Management U.S.

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Government Portfolio was a meaningful detractor from the Portfolio’s relative results, not only due to its shorter duration, but as a result of its composition, investing predominantly in government and government-related securities during a period in which spread sectors outperformed. With respect to the Met/Franklin Low Duration Total Return Portfolio, despite it detracting from the Asset Allocation Portfolio’s relative results, it managed to slightly outperform its respective index due to the Portfolio’s exposures to high yield securities, which outperformed their investment grade counterparts. Another notable detractor from fixed income results was the PIMCO Total Return Portfolio, which held an underweight to both U.S. duration and the front end of the U.K. yield curve, which hurt performance as rates fell. On the other hand, exposure to Treasury Inflation Protected securities (“TIPS”) via the PIMCO Inflation Protected Bond Portfolio was additive during the period, as TIPS outpaced nominal Treasury securities.

The domestic equity portfolios in aggregate detracted modestly from performance. While most growth-oriented portfolios detracted from performance, portfolios managed with a value style in general contributed positively, as a value style significantly outpaced growth over the six month period. Within the growth portfolios, the Jennison Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio and BlackRock Capital Appreciation Portfolio were among the top detractors. The Jennison Growth Portfolio underperformed its benchmark as a result of both stock selection and sector allocation. Most notably, stock selection in Health Care, Information Technology and Consumer Discretionary sectors proved to be detrimental. Within the Health Care sector, holdings in Alexion Pharmaceuticals, Allergan plc and Regeneron Pharmaceuticals were the leading detractors. Within the Information Technology sector, positioning in the software and services industry was a key driver of underperformance, in particular a holding in LinkedIn Corp. Detracting from results in the Consumer Discretionary sector was positioning in retailing, most notably Netflix Inc. Similarly, with T. Rowe Price Large Cap Growth Portfolio, stock selection in the Health Care and Information Technology sectors held back relative results, along with an underweight to the Consumer Staples sector. The BlackRock Capital Appreciation Portfolio was also a meaningful detractor from relative performance and, like the other growth portfolios, was hurt by stock selection in Consumer Discretionary, Health Care and Information Technology sectors. Another notable detractor was the ClearBridge Aggressive Growth Portfolio, which underperformed its benchmark, primarily driven by an overweight and stock selection in the Health Care sector, in particular positioning in pharmaceuticals. On the other hand, a number of value-oriented portfolios contributed positively, with the MFS Value Portfolio being the top contributor. In addition from benefiting from its value style, the Portfolio outperformed its value benchmark. Contributing positively to results during the period were stock selection within the Industrials and Financials sectors, which was partly offset by an underweight to the Utilities sector and industry positioning within the Financials sector. Additionally, an overweight to the Consumer Staples sector aided results. The Met/Wellington Core Equity Opportunities Portfolio’s focus on dividend growing companies was rewarded by the market during the six month period. In particular, stock selection in the Industrials and Health Care sectors were the main drivers of performance, while selection in the Consumer Staples sector detracted.

Among the equity portfolios that invest outside the U.S, the Harris Oakmark International Portfolio was the leading detractor. A combination of sector allocation and stock selection detracted from results, in particular an overweight to the Financials sector. Individual detractors included Credit Suisse Group (Switzerland), Nomura Holdings (Japan) and Lloyds Banking Group (United Kingdom). Additionally, a meaningful overweight and stock selection in the Consumer Discretionary sector hampered results. Notable detractors included Daimler AG (Germany), Honda Motor and Toyota Motor (Japan). Conversely, the Van Eck Global Natural Resources Portfolio had a meaningful positive impact on results, as commodities, in particular energy, posted strong results over the period. The Van Eck Global Natural Resources Portfolio outpaced its benchmark, with the primary drivers being overweight allocations to gold and diversified metals and mining and an underweight allocation to oil and gas refining and marketing. Another notable contributor to results was the Met/Aberdeen Emerging Markets Equity Portfolio, as emerging markets generated exceptional performance when compared to the developed markets. The Met/Aberdeen Emerging Markets Portfolio outperformed its emerging markets index, with the key contributors including positioning in Brazil and China, although exposures in Hong Kong offset some of the positive impacts.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MetLife Asset Allocation 40 Portfolio
Class A	3.24	0.79	5.39	5.28
Class B	3.16	0.60	5.14	5.02
Dow Jones Moderately Conservative Index	5.72	4.09	4.91	5.21

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.5
PIMCO Total Return Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.1
TCW Core Fixed Income Portfolio (Class A)	8.0
JPMorgan Core Bond Portfolio (Class A)	7.1
PIMCO Inflation Protected Bond Portfolio (Class A)	6.1
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A)	3.7
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.5
MFS Value Portfolio (Class A)	3.5
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.62%	$1,000.00	$1,032.40	$3.13
	Hypothetical*	0.62%	$1,000.00	$1,021.78	$3.12

Class B(a)	Actual	0.87%	$1,000.00	$1,031.60	$4.39
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	14,533,617	$139,086,711
BlackRock Bond Income Portfolio (Class A) (a)	6,232,820	674,141,767
BlackRock Capital Appreciation Portfolio (Class A) (a)	4,428,511	140,915,229
BlackRock High Yield Portfolio (Class A) (b)	4,973,484	35,610,149
BlackRock Large Cap Value Portfolio (Class A) (a)	17,571,259	140,921,496
Clarion Global Real Estate Portfolio (Class A) (b)	4,366,420	53,750,632
ClearBridge Aggressive Growth Portfolio (Class A) (b)	7,221,922	105,078,962
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,677,733	17,750,412
Harris Oakmark International Portfolio (Class A) (b)	15,884,035	174,406,706
Invesco Comstock Portfolio (Class A) (b)	16,930,386	211,460,522
Invesco Small Cap Growth Portfolio (Class A) (b)	7,024,977	87,882,457
Jennison Growth Portfolio (Class A) (a)	8,424,195	103,954,563
JPMorgan Core Bond Portfolio (Class A) (b)	47,652,121	499,870,754
JPMorgan Small Cap Value Portfolio (Class A) (b)	3,590,757	52,963,668
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	7,958,445	71,944,339
Met/Artisan International Portfolio (Class A) (b)	9,481,933	86,190,772
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	85,157	17,594,272
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	14,376,264	141,893,727
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	22,523,443	213,297,004
Met/Templeton International Bond Portfolio (Class A) (b)	18,603,620	178,594,749
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A) (a)	9,403,660	264,618,998
Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (Class A) (b)	12,218,849	157,500,969
MetLife Small Cap Value Portfolio (Class A) (b)	5,343,861	70,378,656
MFS Research International Portfolio (Class A) (b)	10,459,509	103,549,138

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	17,431,254	249,964,184
Neuberger Berman Genesis Portfolio (Class A) (a)	2,796,912	53,365,076
Oppenheimer Global Equity Portfolio (Class A) (b)	3,826,057	67,606,424
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	43,516,817	429,075,819
PIMCO Total Return Portfolio (Class A) (b)	56,133,090	642,723,884
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	7,468,888	139,518,832
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	8,122,971	249,050,289
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,570,231	35,345,291
TCW Core Fixed Income Portfolio (Class A ) (b)	54,790,651	565,439,515
Van Eck Global Natural Resources Portfolio (Class A) (a)	7,324,723	71,342,805
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	19,202,805	250,020,521
Western Asset Management U.S. Government Portfolio (Class A) (a)	47,651,091	569,430,540

Total Mutual Funds (Cost $7,210,488,123)		7,066,239,832

Total Investments—100.0% (Cost $7,210,488,123) (d)		7,066,239,832
Other assets and liabilities (net)—0.0%		(1,970,096)

Net Assets—100.0%		$7,064,269,736

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2016, the aggregate cost of investments was $7,210,488,123. The aggregate unrealized appreciation and depreciation of investments were $187,947,514 and $(332,195,805), respectively, resulting in net unrealized depreciation of $(144,248,291).

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$7,066,239,832	$—	$—	$7,066,239,832
Total Investments	$7,066,239,832	$—	$—	$7,066,239,832

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Affiliated investments at value (a)	$7,066,239,832
Receivable for:
Investments sold	1,904,677
Fund shares sold	51,033

Total Assets	7,068,195,542
Liabilities
Payables for:
Investments purchased	681
Fund shares redeemed	1,955,029
Accrued Expenses:
Management fees	319,501
Distribution and service fees	1,423,499
Deferred trustees’ fees	173,029
Other expenses	54,067

Total Liabilities	3,925,806

Net Assets	$7,064,269,736

Net Assets Consist of:
Paid in surplus	$6,938,457,626
Undistributed net investment income	130,518,820
Accumulated net realized gain	139,541,581
Unrealized depreciation on affiliated investments	(144,248,291)

Net Assets	$7,064,269,736

Net Assets
Class A	$98,653,683
Class B	6,965,616,053
Capital Shares Outstanding*
Class A	8,941,047
Class B	636,887,240
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.03
Class B	10.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $7,210,488,123.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$141,574,168
Interest	865

Total investment income	141,575,033
Expenses
Management fees	1,939,230
Administration fees	11,064
Custodian and accounting fees	12,631
Distribution and service fees—Class B	8,638,934
Audit and tax services	14,954
Legal	13,587
Trustees’ fees and expenses	15,990
Miscellaneous	7,885

Total expenses	10,654,275

Net Investment Income	130,920,758

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(8,583,522)
Capital gain distributions from Affiliated Underlying Portfolios	190,208,170

Net realized gain	181,624,648

Net change in unrealized depreciation on affiliated investments	(97,904,679)

Net realized and unrealized gain	83,719,969

Net Increase in Net Assets From Operations	$214,640,727

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$130,920,758	$207,492,901
Net realized gain	181,624,648	510,606,763
Net change in unrealized depreciation	(97,904,679)	(781,991,413)

Increase (decrease) in net assets from operations	214,640,727	(63,891,749)

From Distributions to Shareholders
Net investment income
Class A	(3,752,608)	(518,211)
Class B	(245,962,542)	(21,482,236)
Net realized capital gains
Class A	(6,398,157)	(5,972,166)
Class B	(452,755,406)	(431,486,058)

Total distributions	(708,868,713)	(459,458,671)

Increase (decrease) in net assets from capital share transactions	303,233,695	(638,557,857)

Total decrease in net assets	(190,994,291)	(1,161,908,277)

Net Assets
Beginning of period	7,255,264,027	8,417,172,304

End of period	$7,064,269,736	$7,255,264,027

Undistributed net investment income
End of period	$130,518,820	$249,313,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	309,133	$3,655,506	849,812	$10,598,533
Reinvestments	927,011	10,150,765	528,532	6,490,377
Redemptions	(918,732)	(10,848,154)	(1,615,348)	(20,139,971)

Net increase (decrease)	317,412	$2,958,117	(237,004)	$(3,051,061)

Class B
Sales	4,177,190	$48,689,978	7,961,364	$98,018,022
Reinvestments	64,397,967	698,717,948	37,189,515	452,968,294
Redemptions	(38,354,156)	(447,132,348)	(95,699,293)	(1,186,493,112)

Net increase (decrease)	30,221,001	$300,275,578	(50,548,414)	$(635,506,796)

Increase (decrease) derived from capital shares transactions		$303,233,695		$(638,557,857)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.90		$12.74	$12.99	$12.14	$11.25	$11.36

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.36	0.24	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.15		(0.44)	0.40	1.04	1.02	(0.14)

Total from investment operations	0.38		(0.08)	0.64	1.33	1.30	0.15

Less Distributions
Distributions from net investment income	(0.46)		(0.06)	(0.41)	(0.35)	(0.37)	(0.26)
Distributions from net realized capital gains	(0.79)		(0.70)	(0.48)	(0.13)	(0.04)	0.00

Total distributions	(1.25)		(0.76)	(0.89)	(0.48)	(0.41)	(0.26)

Net Asset Value, End of Period	$11.03		$11.90	$12.74	$12.99	$12.14	$11.25

Total Return (%) (b)	3.24	(c)	(0.78)	5.16	11.20	11.74	1.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.08	0.08	0.08
Ratio of net investment income to average net assets (%) (f)	1.94	(e)(g)	2.85	1.92	2.31	2.37	2.50
Portfolio turnover rate (%)	8	(c)	16	15	15	10	32
Net assets, end of period (in millions)	$98.7		$102.6	$112.9	$107.7	$97.3	$84.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.79		$12.64	$12.89	$12.05	$11.17	$11.28

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.32	0.03	0.26	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.15		(0.43)	0.57	1.03	1.01	(0.11)

Total from investment operations	0.37		(0.11)	0.60	1.29	1.26	0.13

Less Distributions
Distributions from net investment income	(0.43)		(0.04)	(0.37)	(0.32)	(0.34)	(0.24)
Distributions from net realized capital gains	(0.79)		(0.70)	(0.48)	(0.13)	(0.04)	0.00

Total distributions	(1.22)		(0.74)	(0.85)	(0.45)	(0.38)	(0.24)

Net Asset Value, End of Period	$10.94		$11.79	$12.64	$12.89	$12.05	$11.17

Total Return (%) (b)	3.16	(c)	(1.07)	4.93	10.92	11.46	1.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.33	0.33	0.33
Ratio of net investment income to average net assets (%) (f)	1.70	(e)(g)	2.62	0.21	2.10	2.16	2.16
Portfolio turnover rate (%)	8	(c)	16	15	15	10	32
Net assets, end of period (in millions)	$6,965.6		$7,152.6	$8,304.3	$1,678.4	$1,618.0	$1,498.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$557,578,021	$0	$642,203,812

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,939,230	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Baillie Gifford International Stock	14,833,137	547,955	(847,475)	14,533,617
BlackRock Bond Income	6,216,855	399,200	(383,235)	6,232,820
BlackRock Capital Appreciation	3,979,383	485,797	(36,669)	4,428,511
BlackRock High Yield	5,014,395	340,244	(381,155)	4,973,484
BlackRock Large Cap Value	17,051,891	2,028,999	(1,509,631)	17,571,259
Clarion Global Real Estate	4,637,940	103,290	(374,810)	4,366,420
ClearBridge Aggressive Growth	7,054,379	251,276	(83,733)	7,221,922
Goldman Sachs Mid Cap Value	3,171,594	269,674	(1,763,535)	1,677,733
Harris Oakmark International	13,076,802	3,132,969	(325,736)	15,884,035
Invesco Comstock	15,402,207	2,274,670	(746,491)	16,930,386
Invesco Small Cap Growth	7,136,912	1,514,895	(1,626,830)	7,024,977
Jennison Growth	7,107,683	1,342,067	(25,555)	8,424,195
JPMorgan Core Bond	49,911,714	1,574,099	(3,833,692)	47,652,121
JPMorgan Small Cap Value	4,650,429	509,624	(1,569,296)	3,590,757
Lord Abbett Bond Debenture	3,143,685	213,981	(3,357,666)	—
Met/Aberdeen Emerging Markets Equity	8,223,175	895,179	(1,159,909)	7,958,445
Met/Artisan International	9,398,029	124,498	(40,594)	9,481,933
Met/Artisan Mid Cap Value	165,677	15,162	(95,682)	85,157
Met/Eaton Vance Floating Rate	14,870,719	600,324	(1,094,779)	14,376,264
Met/Franklin Low Duration Total Return	30,509,837	729,821	(8,716,215)	22,523,443
Met/Templeton International Bond	21,948,523	58,206	(3,403,109)	18,603,620
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	8,963,882	904,247	(464,469)	9,403,660
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	10,408,233	1,956,164	(145,548)	12,218,849
MetLife Small Cap Value	5,584,381	462,896	(703,416)	5,343,861
MFS Research International	10,221,149	558,060	(319,700)	10,459,509
MFS Value	16,828,609	1,982,112	(1,379,467)	17,431,254
Neuberger Berman Genesis	3,932,809	111,504	(1,247,401)	2,796,912

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Oppenheimer Global Equity	1,769,503	2,068,768	(12,214)	3,826,057
PIMCO Inflation Protected Bond	47,383,678	9,281	(3,876,142)	43,516,817
PIMCO Total Return	58,276,542	1,599,061	(3,742,513)	56,133,090
T. Rowe Price Large Cap Growth	6,400,709	1,094,250	(26,071)	7,468,888
T. Rowe Price Large Cap Value	7,460,847	1,197,111	(534,987)	8,122,971
T. Rowe Price Mid Cap Growth	3,197,413	545,435	(172,617)	3,570,231
TCW Core Fixed Income*	51,581,213	6,411,197	(3,201,759)	54,790,651
Van Eck Global Natural Resources	7,773,717	2,140,430	(2,589,424)	7,324,723
Western Asset Management Strategic Bond Opportunities	17,503,336	3,098,159	(1,398,690)	19,202,805
Western Asset Management U.S. Government	49,312,059	1,527,753	(3,188,721)	47,651,091

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2015. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Baillie Gifford International Stock	$444,234	$—	$2,302,638	$139,086,711
BlackRock Bond Income	533,351	—	21,206,802	674,141,767
BlackRock Capital Appreciation	222,541	12,733,452	—	140,915,229
BlackRock High Yield	(288,312)	—	2,418,424	35,610,149
BlackRock Large Cap Value	(1,168,975)	10,833,525	2,370,331	140,921,496
Clarion Global Real Estate	773,161	—	1,229,211	53,750,632
ClearBridge Aggressive Growth	480,479	—	710,688	105,078,962
Goldman Sachs Mid Cap Value	(3,432,805)	1,358,479	197,569	17,750,412
Harris Oakmark International	260,922	12,409,067	4,428,729	174,406,706
Invesco Comstock	3,742,287	16,548,177	6,010,637	211,460,522
Invesco Small Cap Growth	2,646,794	15,639,334	—	87,882,457
Jennison Growth	71,656	13,859,298	313,163	103,954,563
JPMorgan Core Bond	(528,173)	—	15,053,294	499,870,754
JPMorgan Small Cap Value	(1,176,696)	3,578,425	995,105	52,963,668
Lord Abbett Bond Debenture	(148,570)	—	2,396,593	—
Met/Aberdeen Emerging Markets Equity	(1,576,645)	—	868,689	71,944,339
Met/Artisan International	(24,783)	—	817,714	86,190,772
Met/Artisan Mid Cap Value	5,567,444	1,919,410	192,617	17,594,272
Met/Eaton Vance Floating Rate	(30,528)	—	5,930,935	141,893,727
Met/Franklin Low Duration Total Return	(2,631,235)	—	6,880,267	213,297,004
Met/Templeton International Bond	(2,059,407)	465,639	—	178,594,749
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	(769,973)	11,487,152	4,206,065	264,618,998
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	143,849	10,364,627	3,810,361	157,500,969
MetLife Small Cap Value	(1,400,308)	1,884,930	927,014	70,378,656
MFS Research International	(82,239)	—	2,370,207	103,549,138
MFS Value	6,441,987	22,324,716	5,596,725	249,964,184
Neuberger Berman Genesis	7,003,658	—	251,389	53,365,076
Oppenheimer Global Equity	(5,331)	3,461,724	831,388	67,606,424
PIMCO Inflation Protected Bond	(4,224,608)	—	—	429,075,819
PIMCO Total Return	(4,908,572)	—	17,852,502	642,723,884
T. Rowe Price Large Cap Growth	140,208	17,662,604	84,822	139,518,832
T. Rowe Price Large Cap Value	6,102,865	28,562,401	7,494,406	249,050,289
T. Rowe Price Mid Cap Growth	215,067	5,115,210	—	35,345,291
TCW Core Fixed Income	242,753	—	4,522,229	565,439,515
Van Eck Global Natural Resources	(18,403,988)	—	576,718	71,342,805
Western Asset Management Strategic Bond Opportunities	(1,301,363)	—	3,909,013	250,020,521
Western Asset Management U.S. Government	545,733	—	14,817,923	569,430,540

	$(8,583,522)	$190,208,170	$141,574,168	$7,066,239,832

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$25,111,814	$52,413,626	$434,346,857	$62,674,102	$459,458,671	$115,087,728

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$251,101,397	$456,951,261	$(87,835,729)	$—	$620,216,929

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the MetLife Asset Allocation 60 Portfolio returned 2.62% and 2.52%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 60 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six month period, the Portfolio underperformed the Dow Jones Moderate Index. A large cap orientation vis-à-vis the Dow Jones Index within domestic equity held back relative results, as did a slight overweight to developed markets and an underweight to emerging market equities, while an overweight to high yield bonds helped to offset these losses. During the period, security selection in the underlying portfolios detracted from relative results.

The domestic equity portfolios in aggregate detracted modestly from performance. While most growth-oriented portfolios detracted from performance, portfolios managed with a value style in general contributed positively, as value style significantly outpaced growth over the six month period. Within the growth portfolios, the Jennison Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio and BlackRock Capital Appreciation Portfolio were among the top detractors. The Jennison Growth Portfolio underperformed its benchmark, as a result of both stock selection and sector allocation. Most notably, stock selection in Health Care, Information Technology and Consumer Discretionary sectors proved to be detrimental. Within the Health Care sector, holdings in Alexion Pharmaceuticals, Allergan plc and Regeneron Pharmaceuticals were the leading detractors. Within

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the Information Technology sector, positioning in the software and services industry was a key driver of underperformance, in particular a holding in LinkedIn Corp. Detracting from results in the Consumer Discretionary sector was positioning in retailing, most notably Netflix Inc. Similarly, with the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Health Care and Information Technology sectors held back relative results, along with an underweight to the Consumer Staples sector. The BlackRock Capital Appreciation Portfolio was also a meaningful detractor from relative performance and, like the other growth portfolios, was hurt by stock selection in Consumer Discretionary, Health Care and Information Technology sectors. Another notable detractor was the ClearBridge Aggressive Growth Portfolio, which underperformed its benchmark, primarily driven by an overweight and stock selection in the Health Care sector, in particular positioning in pharmaceuticals. On the other hand, a number of value-oriented portfolios contributed positively, with the MFS Value Portfolio being the top contributor. In addition from benefiting from its value style, the Portfolio outperformed its value benchmark. Contributing positively to results during the period was stock selection within the Industrials and Financials sectors, which was partly offset by an underweight to the Utilities sector and industry positioning within the Financials sector. Additionally, an overweight to the Consumer Staples sector aided results. The Met/Wellington Core Equity Opportunities Portfolio’s focus on dividend growing companies was rewarded by the market during the six month period. In particular, stock selection in the Industrials and Health Care sectors were the main drivers of performance, while selection in the Consumer Staples sector detracted. The T. Rowe Price Large Cap Value Portfolio also contributed positively to the Portfolio’s results, although it lagged its value benchmark due to a combination of both security selection and sector allocation. Worth noting, the Invesco Comstock Portfolio, a value-oriented portfolio, detracted from results as it struggled relative to its benchmark. Both sector allocation and stock selection hampered returns, in particular positioning within Financials, the worst performing sector.

Among the equity portfolios that invest outside the U.S, the Harris Oakmark International Portfolio was the leading detractor. A combination of sector allocation and stock selection detracted from results, in particular an overweight to the Financials sector. Individual detractors included Credit Suisse Group (Switzerland), Nomura Holdings (Japan) and Lloyds Banking Group (United Kingdom). Additionally, a meaningful overweight and stock selection in the Consumer Discretionary sector hampered results. Notable detractors included Daimler AG (Germany), Honda Motor and Toyota Motor (Japan). Additionally, the Oppenheimer Global Equity Portfolio hampered Portfolio results, in particular stock selection in Health Care, Information Technology and the Financials sectors. From a country perspective, leading detractors included Germany and the United States. Conversely, the Van Eck Global Natural Resources Portfolio had a meaningful positive impact on results, as commodities, in particular energy, posted strong results over the period. The Van Eck Global Natural Resources Portfolio outpaced its benchmark, with the primary drivers being overweight allocations to gold and diversified metals and mining and underweight allocation to oil and gas refining and marketing. Another notable contributor to results was the Met/Aberdeen Emerging Markets Equity Portfolio, as emerging markets generated exceptional performance when compared to the developed markets. The Met/Aberdeen Emerging Markets Portfolio outperformed its emerging markets index, with the key contributors including positioning in Brazil and China, while exposures in Hong Kong held back results. Global Real Estate continued to deliver strong results during the six month period, as yields declined, boosting dividend yielding sectors. The Clarion Global Real Estate Portfolio contributed positively to relative results, although trailed its respective benchmark. The primary detractors were stock selection in the U.S. and positioning in the Canadian and U.K. markets, which was partly offset by positive stock selection in Europe.

The fixed income underlying portfolios in aggregate made a negative contribution to performance. The Met/Templeton International Bond Portfolio, which employs a benchmark-unconstrained approach resulting in large active positions compared to its benchmark index, was the most significant detractor. During the period, a sizable underweight to the euro and the Japanese yen and an overweight to the dollar were unfavorable, given the dollar weakness as these currencies strengthened. During the six month period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The Met/Templeton International Bond Portfolio which has continued to position for a rising rate environment by maintaining a low portfolio duration, was negatively impacted in this environment. Not surprisingly, this interest rate environment didn’t bode well either for those portfolios with a shorter duration posture relative to the benchmark, in particular the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio. The Western Asset Management U.S. Government Portfolio was a meaningful detractor from the Portfolio’s relative results, not only due to its shorter duration, but as a result of its composition, investing predominantly in government and

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

government related securities during a period in which spread sectors outperformed. With respect to the Met/Franklin Low Duration Total Return Portfolio, despite it detracting from the Asset Allocation Portfolio’s relative results, it managed to slightly outperform its respective index, due to the Portfolio’s exposures to high yield securities which outperformed their investment grade counterparts. Another notable detractor from fixed income results was the PIMCO Total Return Portfolio, which held an underweight to both U.S. duration and the front end of the U.K. yield curve which hurt performance as rates fell. On the other hand, exposure to Treasury Inflation Protected securities (“TIPS”) via the PIMCO Inflation Protected Bond Portfolio was additive during the period, as TIPS outpaced nominal Treasury securities.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MetLife Asset Allocation 60 Portfolio
Class A	2.62	-0.87	6.30	5.26
Class B	2.52	-1.06	6.05	5.00
Dow Jones Moderate Index	4.67	1.73	5.90	5.63

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.5
PIMCO Total Return Portfolio (Class A)	6.1
TCW Core Fixed Income Portfolio (Class A)	5.4
MFS Value Portfolio (Class A)	4.6
JPMorgan Core Bond Portfolio (Class A)	4.6
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A)	4.5
T. Rowe Price Large Cap Value Portfolio (Class A)	4.1
Western Asset Management U.S. Government Portfolio (Class A)	4.0
BlackRock Large Cap Value Portfolio (Class A)	3.5
Invesco Comstock Portfolio (Class A)	3.5

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.65%	$1,000.00	$1,026.20	$3.27
	Hypothetical*	0.65%	$1,000.00	$1,021.63	$3.27

Class B(a)	Actual	0.90%	$1,000.00	$1,025.20	$4.53
	Hypothetical*	0.90%	$1,000.00	$1,020.39	$4.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	37,394,599	$357,866,315
BlackRock Bond Income Portfolio (Class A) (a)	8,649,476	935,527,369
BlackRock Capital Appreciation Portfolio (Class A) (a)	13,564,174	431,612,003
BlackRock High Yield Portfolio (Class A) (b)	12,186,478	87,255,181
BlackRock Large Cap Value Portfolio (Class A) (a)	63,229,318	507,099,133
Clarion Global Real Estate Portfolio (Class A) (b)	17,937,640	220,812,353
ClearBridge Aggressive Growth Portfolio (Class A) (b)	31,548,876	459,036,145
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,442,701	36,423,774
Harris Oakmark International Portfolio (Class A) (b)	38,146,894	418,852,894
Invesco Comstock Portfolio (Class A) (b)	40,479,280	505,586,204
Invesco Small Cap Growth Portfolio (Class A) (b)	17,391,260	217,564,667
Jennison Growth Portfolio (Class A) (a)	39,907,860	492,462,998
JPMorgan Core Bond Portfolio (Class A) (b)	62,299,218	653,518,802
JPMorgan Small Cap Value Portfolio (Class A) (b)	7,391,799	109,029,034
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	6,342,372	72,429,889
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	28,704,596	259,489,550
Met/Artisan International Portfolio (Class A) (b)	34,007,678	309,129,794
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	350,096	72,333,321
Met/Dimensional International Small Company Portfolio (Class A) (a)	11,892,284	139,853,254
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	29,282,734	289,020,588
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	30,643,140	290,190,535
Met/Templeton International Bond Portfolio (Class A) (b)	44,392,784	426,170,728
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A) (a)	22,915,232	644,834,632
Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (Class A) (b)	33,084,590	426,460,359
MetLife Small Cap Value Portfolio (Class A) (b)	11,010,072	145,002,655
MFS Research International Portfolio (Class A) (b)	28,495,308	282,103,545
MFS Value Portfolio (Class A) (a)	45,886,913	658,018,338
Neuberger Berman Genesis Portfolio (Class A) (a)	7,663,221	146,214,254
Oppenheimer Global Equity Portfolio (Class A) (b)	7,789,442	137,639,432
PIMCO Inflation Protected Bond Portfolio (Class A) (b)(c)	44,279,826	436,599,085

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio (Class A) (b)	76,078,243	871,095,885
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	22,773,188	425,403,152
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	19,027,806	583,392,538
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	14,638,866	144,924,776
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	11,246,985	218,978,802
TCW Core Fixed Income Portfolio (Class A) (b)	75,002,313	774,023,874
Van Eck Global Natural Resources Portfolio (Class A) (a)	30,193,793	294,087,545
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	22,431,687	292,060,570
Western Asset Management U.S. Government Portfolio (Class A) (a)	48,319,797	577,421,580

Total Mutual Funds (Cost $14,652,103,072)		14,349,525,553

Total Investments—100.0% (Cost $14,652,103,072) (d)		14,349,525,553
Other assets and liabilities (net)—0.0%		(3,658,898)

Net Assets—100.0%		$14,345,866,655

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2016, the aggregate cost of investments was $14,652,103,072. The aggregate unrealized appreciation and depreciation of investments were $516,466,427 and $(819,043,946), respectively, resulting in net unrealized depreciation of $(302,577,519).

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$14,349,525,553	$—	$—	$14,349,525,553
Total Investments	$14,349,525,553	$—	$—	$14,349,525,553

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Affiliated investments at value (a)	$14,349,525,553
Receivable for:
Investments sold	5,022,398
Fund shares sold	391,065

Total Assets	14,354,939,016
Liabilities
Payables for:
Fund shares redeemed	5,413,463
Accrued Expenses:
Management fees	616,693
Distribution and service fees	2,863,019
Deferred trustees’ fees	125,024
Other expenses	54,162

Total Liabilities	9,072,361

Net Assets	$14,345,866,655

Net Assets Consist of:
Paid in surplus	$13,967,193,471
Undistributed net investment income	239,118,024
Accumulated net realized gain	442,132,679
Unrealized depreciation on affiliated investments	(302,577,519)

Net Assets	$14,345,866,655

Net Assets
Class A	$327,463,722
Class B	14,018,402,933
Capital Shares Outstanding*
Class A	29,151,574
Class B	1,253,155,820
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.23
Class B	11.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $14,652,103,072.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$261,447,326
Interest	865

Total investment income	261,448,191
Expenses
Management fees	3,719,669
Administration fees	11,064
Custodian and accounting fees	12,631
Distribution and service fees—Class B	17,265,186
Audit and tax services	14,936
Legal	13,575
Trustees’ fees and expenses	15,990
Miscellaneous	14,485

Total expenses	21,067,536

Net Investment Income	240,380,655

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(11,708,318)
Capital gain distributions from Affiliated Underlying Portfolios	583,015,071

Net realized gain	571,306,753

Net change in unrealized depreciation on affiliated investments	(467,554,554)

Net realized and unrealized gain	103,752,199

Net Increase in Net Assets from Operations	$344,132,854

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$240,380,655	$342,104,501
Net realized gain	571,306,753	1,441,615,565
Net change in unrealized depreciation	(467,554,554)	(1,947,867,438)

Increase (decrease) in net assets from operations	344,132,854	(164,147,372)

From Distributions to Shareholders
Net investment income
Class A	(11,103,260)	(2,574,394)
Class B	(440,630,708)	(82,914,174)
Net realized capital gains
Class A	(29,446,663)	(22,379,384)
Class B	(1,271,092,592)	(997,241,710)

Total distributions	(1,752,273,223)	(1,105,109,662)

Increase (decrease) in net assets from capital share transactions	1,034,134,351	(490,987,334)

Total decrease in net assets	(374,006,018)	(1,760,244,368)

Net Assets
Beginning of period	14,719,872,673	16,480,117,041

End of period	$14,345,866,655	$14,719,872,673

Undistributed net investment income
End of period	$239,118,024	$450,471,337

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	845,874	$10,276,986	2,093,319	$27,736,767
Reinvestments	3,640,029	40,549,923	1,909,241	24,953,778
Redemptions	(1,740,033)	(21,305,433)	(3,600,738)	(47,485,604)

Net increase	2,745,870	$29,521,476	401,822	$5,204,941

Class B
Sales	6,739,326	$82,115,965	14,904,548	$196,446,489
Reinvestments	154,348,359	1,711,723,300	82,961,281	1,080,155,884
Redemptions	(64,868,969)	(789,226,390)	(134,153,618)	(1,772,794,648)

Net increase (decrease)	96,218,716	$1,004,612,875	(36,287,789)	$(496,192,275)

Increase (decrease) derived from capital shares transactions		$1,034,134,351		$(490,987,334)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.50		$13.57	$13.74	$11.98	$10.83	$11.14

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.32	0.21	0.25	0.23	0.22
Net realized and unrealized gain (loss) on investments	0.09		(0.41)	0.48	1.89	1.21	(0.34)

Total from investment operations	0.31		(0.09)	0.69	2.14	1.44	(0.12)

Less Distributions
Distributions from net investment income	(0.43)		(0.10)	(0.32)	(0.28)	(0.29)	(0.19)
Distributions from net realized capital gains	(1.15)		(0.88)	(0.54)	(0.10)	0.00	0.00

Total distributions	(1.58)		(0.98)	(0.86)	(0.38)	(0.29)	(0.19)

Net Asset Value, End of Period	$11.23		$12.50	$13.57	$13.74	$11.98	$10.83

Total Return (%) (b)	2.62	(c)	(0.99)	5.29	18.29	13.47	(1.14)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (f)	1.78	(e)(g)	2.40	1.58	1.95	2.03	1.99
Portfolio turnover rate (%)	9	(c)	15	16	15	11	41
Net assets, end of period (in millions)	$327.5		$330.1	$353.0	$331.6	$274.8	$239.0

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.44		$13.52	$13.69	$11.94	$10.79	$11.10

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.28	0.05	0.22	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.09		(0.41)	0.61	1.88	1.20	(0.33)

Total from investment operations	0.30		(0.13)	0.66	2.10	1.41	(0.14)

Less Distributions
Distributions from net investment income	(0.40)		(0.07)	(0.29)	(0.25)	(0.26)	(0.17)
Distributions from net realized capital gains	(1.15)		(0.88)	(0.54)	(0.10)	0.00	0.00

Total distributions	(1.55)		(0.95)	(0.83)	(0.35)	(0.26)	(0.17)

Net Asset Value, End of Period	$11.19		$12.44	$13.52	$13.69	$11.94	$10.79

Total Return (%) (b)	2.52	(c)	(1.27)	5.05	17.98	13.24	(1.37)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (f)	1.54	(e)(g)	2.15	0.39	1.71	1.81	1.74
Portfolio turnover rate (%)	9	(c)	15	16	15	11	41
Net assets, end of period (in millions)	$14,018.4		$14,389.8	$16,127.1	$5,420.8	$4,800.4	$4,461.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,366,718,812	$0	$1,261,708,844

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average daily net assets
$3,719,669	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals,

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Baillie Gifford International Stock	37,579,213	640,971	(825,585)	37,394,599
BlackRock Bond Income	8,450,922	822,060	(623,506)	8,649,476
BlackRock Capital Appreciation	12,239,055	1,407,103	(81,984)	13,564,174
BlackRock High Yield	12,157,806	833,672	(805,000)	12,186,478
BlackRock Large Cap Value	60,520,848	6,030,238	(3,321,768)	63,229,318
Clarion Global Real Estate	19,027,930	420,384	(1,510,674)	17,937,640
ClearBridge Aggressive Growth	28,753,090	2,936,958	(141,172)	31,548,876
Goldman Sachs Mid Cap Value	6,424,892	416,786	(3,398,977)	3,442,701
Harris Oakmark International	31,785,933	6,513,777	(152,816)	38,146,894
Invesco Comstock	36,786,881	4,381,965	(689,566)	40,479,280
Invesco Small Cap Growth	16,864,369	3,386,597	(2,859,706)	17,391,260
Jennison Growth	34,055,978	5,978,759	(126,877)	39,907,860
JPMorgan Core Bond	65,401,734	2,343,863	(5,446,379)	62,299,218
JPMorgan Small Cap Value	9,538,284	733,682	(2,880,167)	7,391,799
Loomis Sayles Small Cap Growth	5,587,636	792,824	(38,088)	6,342,372
Lord Abbett Bond Debenture	8,946,551	610,812	(9,557,363)	—
Met/Aberdeen Emerging Markets Equity	29,047,732	2,647,778	(2,990,914)	28,704,596
Met/Artisan International	30,405,402	3,725,259	(122,983)	34,007,678
Met/Artisan Mid Cap Value	670,611	48,838	(369,353)	350,096
Met/Dimensional International Small Company	11,580,137	1,022,062	(709,915)	11,892,284
Met/Eaton Vance Floating Rate	30,190,747	1,220,625	(2,128,638)	29,282,734

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Met/Franklin Low Duration Total Return	46,665,314	995,639	(17,017,813)	30,643,140
Met/Templeton International Bond	44,786,279	755,698	(1,149,193)	44,392,784
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	21,021,582	3,076,708	(1,183,058)	22,915,232
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	26,688,876	6,897,790	(502,076)	33,084,590
MetLife Small Cap Value	14,320,914	599,170	(3,910,012)	11,010,072
MFS Research International	27,620,038	1,000,560	(125,290)	28,495,308
MFS Value	44,276,996	5,215,525	(3,605,608)	45,886,913
Neuberger Berman Genesis	10,092,568	37,462	(2,466,809)	7,663,221
Oppenheimer Global Equity	7,229,298	586,333	(26,189)	7,789,442
PIMCO Inflation Protected Bond	48,179,383	4	(3,899,561)	44,279,826
PIMCO Total Return	79,222,899	2,511,974	(5,656,630)	76,078,243
T. Rowe Price Large Cap Growth	19,742,591	3,103,886	(73,289)	22,773,188
T. Rowe Price Large Cap Value	17,481,846	2,802,730	(1,256,770)	19,027,806
T. Rowe Price Mid Cap Growth	13,117,456	2,132,206	(610,796)	14,638,866
T. Rowe Price Small Cap Growth	10,092,964	1,462,061	(308,040)	11,246,985
TCW Core Fixed Income	67,619,840	12,459,150	(5,076,677)	75,002,313
Van Eck Global Natural Resources	31,347,644	8,045,100	(9,198,951)	30,193,793
Western Asset Management Strategic Bond Opportunities	20,131,062	8,337,097	(6,036,472)	22,431,687
Western Asset Management U.S. Government	50,301,302	1,774,038	(3,755,543)	48,319,797

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Baillie Gifford International Stock	$1,089,897	$—	$5,901,450	$357,866,315
BlackRock Bond Income	811,466	—	29,451,371	935,527,369
BlackRock Capital Appreciation	474,339	39,001,720	—	431,612,003
BlackRock High Yield	(517,131)	—	5,927,404	87,255,181
BlackRock Large Cap Value	(7,274,275)	39,003,262	8,533,754	507,099,133
Clarion Global Real Estate	4,195,926	—	5,019,352	220,812,353
ClearBridge Aggressive Growth	1,404,858	—	3,104,530	459,036,145
Goldman Sachs Mid Cap Value	(10,810,343)	2,799,199	407,099	36,423,774
Harris Oakmark International	308,535	29,778,968	10,627,952	418,852,894
Invesco Comstock	3,957,155	39,491,067	14,343,965	505,586,204
Invesco Small Cap Growth	(4,197,777)	38,929,310	—	217,564,667
Jennison Growth	277,392	65,649,827	1,483,417	492,462,998
JPMorgan Core Bond	(839,660)	—	19,630,242	653,518,802
JPMorgan Small Cap Value	(2,147,521)	7,397,311	2,057,080	109,029,034
Loomis Sayles Small Cap Growth	54,609	7,899,726	—	72,429,889
Lord Abbett Bond Debenture	(403,591)	—	6,841,094	—
Met/Aberdeen Emerging Markets Equity	1,217,862	—	3,132,446	259,489,550
Met/Artisan International	(78,628)	—	2,929,645	309,129,794
Met/Artisan Mid Cap Value	34,887,874	7,898,618	792,649	72,333,321
Met/Dimensional International Small Company	(2,041,556)	8,997,859	3,115,481	139,853,254
Met/Eaton Vance Floating Rate	(140,582)	—	12,071,985	289,020,588
Met/Franklin Low Duration Total Return	(5,132,635)	—	9,366,957	290,190,535
Met/Templeton International Bond	(323,921)	1,107,739	—	426,170,728
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	6,306,515	27,985,252	10,246,908	644,834,632
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	480,019	28,059,029	10,315,377	426,460,359
MetLife Small Cap Value	(11,076,942)	3,902,821	1,919,420	145,002,655
MFS Research International	10,579	—	6,407,820	282,103,545
MFS Value	19,968,262	58,751,722	14,728,844	658,018,338
Neuberger Berman Genesis	13,887,591	—	692,920	146,214,254
Oppenheimer Global Equity	(11,965)	7,046,111	1,692,234	137,639,432
PIMCO Inflation Protected Bond	(4,206,415)	—	—	436,599,085
PIMCO Total Return	(3,149,790)	—	24,145,625	871,095,885
T. Rowe Price Large Cap Growth	383,675	53,851,738	258,616	425,403,152
T. Rowe Price Large Cap Value	18,558,213	66,880,936	17,548,695	583,392,538

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
T. Rowe Price Mid Cap Growth	$856,137	$20,995,331	$—	$144,924,776
T. Rowe Price Small Cap Growth	848,984	27,587,525	579,240	218,978,802
TCW Core Fixed Income	355,349	—	6,195,603	774,023,874
Van Eck Global Natural Resources	(60,866,379)	—	2,404,262	294,087,545
Western Asset Management Strategic Bond Opportunities	(9,517,300)	—	4,577,810	292,060,570
Western Asset Management U.S. Government	692,856	—	14,996,079	577,421,580

	$(11,708,318)	$583,015,071	$261,447,326	$14,349,525,553

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$88,972,467	$123,142,634	$1,016,137,195	$216,577,065	$1,105,109,662	$339,719,699

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$453,991,577	$1,295,257,386	$37,690,844	$—	$1,786,939,807

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the MetLife Asset Allocation 80 Portfolio returned 1.86% and 1.72%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 80 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six month period, the Portfolio underperformed the Dow Jones Moderately Aggressive Index. A large cap orientation vis-à-vis the Dow Jones Index within domestic equity held back relative results as did a slight overweight to developed markets and an underweight to emerging market equities, while an overweight to high yield bonds helped to offset these losses. During the period, security selection in the underlying portfolios detracted from relative results.

The domestic equity portfolios in aggregate detracted modestly from performance. While most growth-oriented portfolios detracted from performance, portfolios managed with a value style in general contributed positively, as value style significantly outpaced growth over the six month period. Within the growth portfolios, the Jennison Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio and BlackRock Capital Appreciation Portfolio were among the top detractors. The Jennison Growth Portfolio underperformed its benchmark, as a result of both stock selection and sector allocation. Most notably, stock selection in Health Care, Information Technology and Consumer Discretionary sectors proved to be detrimental. Within the Health Care sector, holdings in Alexion Pharmaceuticals, Allergan plc and Regeneron Pharmaceuticals were the leading detractors. Within

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the Information Technology sector, positioning in the software and services industry was a key driver of underperformance, in particular a holding in LinkedIn Corp. Detracting from results in the Consumer Discretionary sector was positioning in retailing, most notably Netflix Inc. Similarly, with the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Health Care and Information Technology sectors held back relative results, along with an underweight to the Consumer Staples sector. The BlackRock Capital Appreciation Portfolio was also a meaningful detractor from relative performance and, like the other growth portfolios, was hurt by stock selection in Consumer Discretionary, Health Care and Information Technology sectors. Another notable detractor was the ClearBridge Aggressive Growth Portfolio, which underperformed its benchmark, primarily driven by an overweight and stock selection in the Health Care sector, in particular positioning in pharmaceuticals. On the other hand, a number of value-oriented portfolios contributed positively, with the MFS Value Portfolio being the top contributor. In addition from benefiting from its value style, the Portfolio outperformed its value benchmark. Contributing positively to results during the period were stock selection within the Industrials and Financials sectors, which was partly offset by an underweight to the Utilities sector and industry positioning within the Financials sector. Additionally, an overweight to the Consumer Staples sector aided results. The Met/Wellington Core Equity Opportunities Portfolio’s focus on dividend growing companies was rewarded by the market during the six month period. In particular, stock selection in the Industrials and Health Care sectors were the main drivers of performance, while selection in the Consumer Staples sector detracted. The T. Rowe Price Large Cap Value Portfolio also contributed positively to the Portfolio’s results, although it lagged its value benchmark due to a combination of both security selection and sector allocation. Worth noting, the Invesco Comstock Portfolio, a value-oriented portfolio, detracted from results and struggled relative to its value benchmark. Both sector allocation and stock selection hampered returns, in particular positioning within Financials, the worst performing sector. Within the mid and small cap portfolios, notable contributors to results included the MetLife Small Cap Value Portfolio and the Met/Artisan Mid Cap Value Portfolio. More specifically, within the Met/Artisan Mid Cap Value Portfolio, stock selection was the primary driver of returns, in particular within the Energy and Financials sector. With respect to the MetLife Small Cap Value Portfolio, aiding results was an overweight position in the Materials sector along with strong stock selection in the Consumer Discretionary sector. Conversely, the Loomis Sayles Small Cap Growth Portfolio detracted from Portfolio results, as its growth orientation served as a headwind.

Among the equity portfolios that invest outside the U.S, the Van Eck Global Natural Resources Portfolio was the leading contributor, as commodities, in particular energy, posted strong results over the period. The Van Eck Global Natural Resources Portfolio considerably outpaced its benchmark, with the primary drivers being overweight allocations to gold and diversified metals and mining and an underweight allocation to oil and gas refining and marketing. Another notable contributor to results was the Met/Aberdeen Emerging Markets Equity Portfolio, as emerging markets generated exceptional performance when compared to the developed markets. The Met/Aberdeen Emerging Markets Portfolio outperformed its emerging markets index, with the key contributors including positioning in Brazil and China, while exposures in Hong Kong offset some of these gains. Global Real Estate continued to deliver strong results during the six month period, as yields declined, boosting dividend yielding sectors. The Clarion Global Real Estate Portfolio also contributed positively to relative results, although it trailed its respective benchmark. The primary detractors were stock selection in the U.S. and positioning in the Canadian and U.K. markets, which was partly offset by positive stock selection in Europe. Conversely, the Harris Oakmark International Portfolio was the leading detractor. A combination of sector allocation and stock selection detracted from results, in particular an overweight to the Financials sector. Individual detractors included Credit Suisse Group (Switzerland), Nomura Holdings (Japan) and Lloyds Banking Group (United Kingdom). Additionally, a meaningful overweight and stock selection in the Consumer Discretionary sector hampered results. Notable detractors included Daimler AG (Germany), Honda Motor and Toyota Motor (Japan). Additionally, the Oppenheimer Global Equity Portfolio hampered results, due in particular to stock selection in Health Care, Information Technology and the Financials sectors. From a country perspective, leading detractors included Germany and the United States.

The fixed income underlying portfolios in aggregate made a negative contribution to performance. The Met/Templeton International Bond Portfolio, which employs a benchmark-unconstrained approach resulting in large active positions compared to its benchmark index, was the most significant detractor. During the period, a sizable underweight to the euro and the Japanese yen and an overweight to the dollar were unfavorable, given the dollar weakness as these currencies strengthened. During the six month period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The Met/Templeton International Bond Portfolio, which

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

has continued to position for a rising rate environment by maintaining a low portfolio duration, was negatively impacted in this environment. Another notable detractor from fixed income results was the PIMCO Total Return Portfolio, which held an underweight to both U.S. duration and the front end of the U.K. yield curve, which hurt performance as rates fell. On the other hand, exposure to Treasury Inflation Protected securities (“TIPS”) via the PIMCO Inflation Protected Bond Portfolio was additive during the period, as TIPS outpaced nominal Treasury securities.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MetLife Asset Allocation 80 Portfolio
Class A	1.86	-2.80	6.96	5.05
Class B	1.72	-3.08	6.71	4.80
Dow Jones Moderately Aggressive Index	3.54	-1.10	6.56	5.83

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.1
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A)	5.0
Jennison Growth Portfolio (Class A)	5.0
ClearBridge Aggressive Growth Portfolio (Class A)	4.7
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Invesco Comstock Portfolio (Class A)	4.6
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.5
Harris Oakmark International Portfolio (Class A)	3.8
BlackRock Large Cap Value Portfolio (Class A)	3.6
BlackRock Capital Appreciation Portfolio (Class A)	3.5

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.72%	$1,000.00	$1,018.60	$3.61
	Hypothetical*	0.72%	$1,000.00	$1,021.28	$3.62

Class B(a)	Actual	0.97%	$1,000.00	$1,017.20	$4.86
	Hypothetical*	0.97%	$1,000.00	$1,020.04	$4.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	39,426,636	$377,312,902
BlackRock Bond Income Portfolio (Class A) (a)	2,995,626	324,006,871
BlackRock Capital Appreciation Portfolio (Class A) (a)	11,918,867	379,258,348
BlackRock High Yield Portfolio (Class A) (b)	7,597,299	54,396,657
BlackRock Large Cap Value Portfolio (Class A) (a)	47,559,315	381,425,705
Clarion Global Real Estate Portfolio (Class A) (b)	22,422,702	276,023,467
ClearBridge Aggressive Growth Portfolio (Class A) (b)	34,573,498	503,044,403
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,805,705	54,478,128
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	10,341,350	109,411,486
Harris Oakmark International Portfolio (Class A) (b)	37,376,279	410,391,546
Invesco Comstock Portfolio (Class A) (b)	39,201,676	489,628,938
Invesco Small Cap Growth Portfolio (Class A) (b)	21,782,937	272,504,536
Jennison Growth Portfolio (Class A) (a)	43,070,001	531,483,816
JPMorgan Core Bond Portfolio (Class A) (b)	20,545,026	215,517,319
JPMorgan Small Cap Value Portfolio (Class A) (b)	11,098,279	163,699,620
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	12,007,493	137,125,569
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	30,776,703	278,221,392
Met/Artisan International Portfolio (Class A) (b)	36,840,389	334,879,136
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	263,098	54,358,646
Met/Dimensional International Small Company Portfolio (Class A) (a)	17,902,752	210,536,369
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,901,388	107,596,704
Met/Templeton International Bond Portfolio (Class A) (b)	32,965,254	316,466,439
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A) (a)	19,113,874	537,864,418
Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (Class A) (b)	28,977,248	373,516,728
MetLife Small Cap Value Portfolio (Class A) (b)	12,396,240	163,258,481
MFS Research International Portfolio (Class A) (b)	32,258,811	319,362,228
MFS Value Portfolio (Class A) (a)	38,278,852	548,918,731
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,667,714	53,842,047
Neuberger Berman Genesis Portfolio (Class A) (a)	2,875,859	54,871,387
Oppenheimer Global Equity Portfolio (Class A) (b)	8,710,116	153,907,758

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	16,497,300	162,663,376
PIMCO Total Return Portfolio (Class A) (b)	28,253,547	323,503,108
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	25,803,801	482,015,001
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	16,083,875	493,131,621
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,996,135	108,861,738
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	8,455,248	164,623,687
TCW Core Fixed Income Portfolio (Class A) (b)	25,942,174	267,723,239
Van Eck Global Natural Resources Portfolio (Class A) (a)	34,032,793	331,479,401
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	16,785,423	218,546,214

Total Mutual Funds (Cost $10,954,912,814)		10,739,857,160

Total Investments—100.0% (Cost $10,954,912,814) (d)		10,739,857,160
Other assets and liabilities (net)—0.0%		(2,799,437)

Net Assets—100.0%		$10,737,057,723

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2016, the aggregate cost of investments was $10,954,912,814. The aggregate unrealized appreciation and depreciation of investments were $475,435,971 and $(690,491,625), respectively, resulting in net unrealized depreciation of $(215,055,654).

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,739,857,160	$—	$—	$10,739,857,160
Total Investments	$10,739,857,160	$—	$—	$10,739,857,160

MSF-7

See accompanying notes to financial statements.

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Affiliated investments at value (a)	$10,739,857,160
Receivable for:
Investments sold	3,428,036
Fund shares sold	273,841

Total Assets	10,743,559,037
Liabilities
Payables for:
Fund shares redeemed	3,701,876
Accrued Expenses:
Management fees	469,992
Distribution and service fees	2,117,220
Deferred trustees’ fees	158,070
Other expenses	54,156

Total Liabilities	6,501,314

Net Assets	$10,737,057,723

Net Assets Consist of:
Paid in surplus	$10,369,862,139
Undistributed net investment income	158,658,245
Accumulated net realized gain	423,592,993
Unrealized depreciation on affiliated investments	(215,055,654)

Net Assets	$10,737,057,723

Net Assets
Class A	$386,849,910
Class B	10,350,207,813
Capital Shares Outstanding*
Class A	32,028,900
Class B	859,903,463
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.08
Class B	12.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,954,912,814.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$174,695,729
Interest	865

Total investment income	174,696,594
Expenses
Management fees	2,827,467
Administration fees	11,064
Custodian and accounting fees	12,631
Distribution and service fees—Class B	12,735,646
Audit and tax services	14,936
Legal	13,574
Trustees’ fees and expenses	15,990
Miscellaneous	10,969

Total expenses	15,642,277

Net Investment Income	159,054,317

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	40,292,768
Capital gain distributions from Affiliated Underlying Portfolios	575,648,394

Net realized gain	615,941,162

Net change in unrealized depreciation on affiliated investments	(604,197,470)

Net realized and unrealized gain	11,743,692

Net Increase in Net Assets from Operations	$170,798,009

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$159,054,317	$208,806,650
Net realized gain	615,941,162	1,410,282,114
Net change in unrealized depreciation	(604,197,470)	(1,798,225,312)

Increase (decrease) in net assets from operations	170,798,009	(179,136,548)

From Distributions to Shareholders
Net investment income
Class A	(12,442,422)	(2,097,361)
Class B	(305,769,387)	(38,532,004)
Net realized capital gains
Class A	(45,949,646)	(17,880,004)
Class B	(1,237,778,000)	(525,576,538)

Total distributions	(1,601,939,455)	(584,085,907)

Increase (decrease) in net assets from capital share transactions	1,039,660,965	(537,645,681)

Total decrease in net assets	(391,480,481)	(1,300,868,136)

Net Assets
Beginning of period	11,128,538,204	12,429,406,340

End of period	$10,737,057,723	$11,128,538,204

Undistributed net investment income
End of period	$158,658,245	$317,815,737

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	837,959	$11,295,083	2,069,476	$30,549,734
Reinvestments	4,878,201	58,392,068	1,344,372	19,977,365
Redemptions	(1,329,321)	(18,006,814)	(2,276,097)	(33,686,689)

Net increase	4,386,839	$51,680,337	1,137,751	$16,840,410

Class B
Sales	4,540,204	$61,010,422	13,028,991	$189,959,011
Reinvestments	129,383,688	1,543,547,387	38,089,706	564,108,542
Redemptions	(45,935,654)	(616,577,181)	(88,844,098)	(1,308,553,644)

Net increase (decrease)	87,988,238	$987,980,628	(37,725,401)	$(554,486,091)

Increase (decrease) derived from capital shares transactions		$1,039,660,965		$(537,645,681)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.98		$14.92	$14.41	$11.78	$10.39	$10.94

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.29	0.18	0.21	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.02		(0.47)	0.60	2.64	1.45	(0.55)

Total from investment operations	0.24		(0.18)	0.78	2.85	1.63	(0.37)

Less Distributions
Distributions from net investment income	(0.46)		(0.08)	(0.27)	(0.22)	(0.24)	(0.18)
Distributions from net realized capital gains	(1.68)		(0.68)	0.00	0.00	0.00	0.00

Total distributions	(2.14)		(0.76)	(0.27)	(0.22)	(0.24)	(0.18)

Net Asset Value, End of Period	$12.08		$13.98	$14.92	$14.41	$11.78	$10.39

Total Return (%) (b)	1.86	(c)	(1.50)	5.53	24.51	15.82	(3.55)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.05	0.06	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (f)	1.59	(e)(g)	1.96	1.26	1.65	1.60	1.66
Portfolio turnover rate (%)	9	(c)	13	22	13	13	46
Net assets, end of period (in millions)	$386.8		$386.4	$395.4	$365.2	$290.4	$246.1

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.92		$14.86	$14.36	$11.73	$10.36	$10.91

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.25	0.02	0.19	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.02		(0.46)	0.72	2.63	1.43	(0.56)

Total from investment operations	0.22		(0.21)	0.74	2.82	1.58	(0.40)

Less Distributions
Distributions from net investment income	(0.42)		(0.05)	(0.24)	(0.19)	(0.21)	(0.15)
Distributions from net realized capital gains	(1.68)		(0.68)	0.00	0.00	0.00	0.00

Total distributions	(2.10)		(0.73)	(0.24)	(0.19)	(0.21)	(0.15)

Net Asset Value, End of Period	$12.04		$13.92	$14.86	$14.36	$11.73	$10.36

Total Return (%) (b)	1.72	(c)	(1.70)	5.23	24.31	15.39	(3.77)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.30	0.31	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	1.33	(e)(g)	1.73	0.14	1.43	1.38	1.44
Portfolio turnover rate (%)	9	(c)	13	22	13	13	46
Net assets, end of period (in millions)	$10,350.2		$10,742.1	$12,034.0	$3,042.8	$2,608.8	$2,432.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

MSF-10

See accompanying notes to financial statements.

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,096,713,348	$0	$924,500,023

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average daily net assets
$2,827,467	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC,

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Baillie Gifford International Stock	40,371,978	670,219	(1,615,561)	39,426,636
BlackRock Bond Income	3,191,919	147,068	(343,361)	2,995,626
BlackRock Capital Appreciation	10,853,918	1,185,708	(120,759)	11,918,867
BlackRock High Yield	7,591,279	522,035	(516,015)	7,597,299
BlackRock Large Cap Value*	46,292,832	4,535,270	(3,268,787)	47,559,315
Clarion Global Real Estate	24,085,117	526,073	(2,188,488)	22,422,702
ClearBridge Aggressive Growth	33,009,817	1,749,560	(185,879)	34,573,498
Frontier Mid Cap Growth	1,660,188	209,719	(64,202)	1,805,705
Goldman Sachs Mid Cap Value	14,832,588	924,776	(5,416,014)	10,341,350
Harris Oakmark International	32,467,322	5,042,942	(133,985)	37,376,279
Invesco Comstock	36,107,381	4,244,940	(1,150,645)	39,201,676
Invesco Mid Cap Value	3,036,363	83,487	(3,119,850)	—
Invesco Small Cap Growth	20,216,744	3,913,415	(2,347,222)	21,782,937
Jennison Growth	37,025,242	6,219,592	(174,833)	43,070,001
JPMorgan Core Bond	21,947,710	1,004,648	(2,407,332)	20,545,026
JPMorgan Small Cap Value*	10,968,262	969,297	(839,280)	11,098,279
Loomis Sayles Small Cap Growth*	12,690,835	1,343,762	(2,027,104)	12,007,493
Lord Abbett Bond Debenture	14,380,088	979,173	(15,359,261)	—
Met/Aberdeen Emerging Markets Equity	31,775,541	1,683,723	(2,682,561)	30,776,703
Met/Artisan International*	34,440,380	2,549,337	(149,328)	36,840,389
Met/Artisan Mid Cap Value	511,787	31,885	(280,574)	263,098
Met/Dimensional International Small Company*	17,607,509	1,538,312	(1,243,069)	17,902,752

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Met/Eaton Vance Floating Rate	11,327,411	514,532	(940,555)	10,901,388
Met/Templeton International Bond*	34,036,040	829,078	(1,899,864)	32,965,254
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	17,974,943	2,362,122	(1,223,191)	19,113,874
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	24,333,501	5,361,408	(717,661)	28,977,248
MetLife Small Cap Value	13,152,811	500,505	(1,257,076)	12,396,240
MFS Research International	31,696,333	763,532	(201,054)	32,258,811
MFS Value	37,381,138	4,359,908	(3,462,194)	38,278,852
Morgan Stanley Mid Cap Growth	3,575,102	114,671	(22,059)	3,667,714
Neuberger Berman Genesis	4,630,674	13,961	(1,768,776)	2,875,859
Oppenheimer Global Equity	5,499,512	3,241,923	(31,319)	8,710,116
PIMCO Inflation Protected Bond	18,078,897	133,686	(1,715,283)	16,497,300
PIMCO Total Return	29,956,449	1,249,003	(2,951,905)	28,253,547
T. Rowe Price Large Cap Growth	22,528,961	3,401,654	(126,814)	25,803,801
T. Rowe Price Large Cap Value	14,948,745	2,371,793	(1,236,663)	16,083,875
T. Rowe Price Mid Cap Growth	9,965,663	1,604,173	(573,701)	10,996,135
T. Rowe Price Small Cap Growth	7,677,471	1,101,580	(323,803)	8,455,248
TCW Core Fixed Income	22,696,128	5,699,894	(2,453,848)	25,942,174
Van Eck Global Natural Resources*	35,787,387	7,886,753	(9,641,347)	34,032,793
Western Asset Management Strategic Bond Opportunities	8,926,377	13,071,088	(5,212,042)	16,785,423

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2016. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Baillie Gifford International Stock	$4,235,023	$—	$6,227,610	$377,312,902
BlackRock Bond Income	418,191	—	10,269,464	324,006,871
BlackRock Capital Appreciation	624,666	34,300,246	1	379,258,348
BlackRock High Yield	(506,661)	—	3,711,504	54,396,657
BlackRock Large Cap Value	(3,726,321)	29,368,770	6,425,767	381,425,705
Clarion Global Real Estate	11,819,857	—	6,280,611	276,023,467
ClearBridge Aggressive Growth	1,864,555	—	3,404,363	503,044,403
Frontier Mid Cap Growth	120,400	6,286,104	—	54,478,128
Goldman Sachs Mid Cap Value	(11,042,978)	8,438,404	1,227,232	109,411,486
Harris Oakmark International	641,618	29,190,601	10,417,966	410,391,546
Invesco Comstock	9,224,106	38,301,310	13,911,820	489,628,938
Invesco Mid Cap Value	(2,764,856)	—	—	—
Invesco Small Cap Growth	12,707,551	48,889,774	—	272,504,536
Jennison Growth	823,914	70,857,392	1,601,087	531,483,816
JPMorgan Core Bond	599,162	—	6,480,396	215,517,319
JPMorgan Small Cap Value	(204,645)	11,107,085	3,088,710	163,699,620
Loomis Sayles Small Cap Growth	2,247,419	15,077,543	—	137,125,569
Lord Abbett Bond Debenture	(628,653)	—	10,966,733	—
Met/Aberdeen Emerging Markets Equity	(3,129,462)	—	3,362,831	278,221,392
Met/Artisan International	(101,352)	—	3,174,800	334,879,136
Met/Artisan Mid Cap Value	27,038,425	5,942,812	596,377	54,358,646
Met/Dimensional International Small Company	(2,140,080)	13,559,940	4,695,088	210,536,369
Met/Eaton Vance Floating Rate	(429,917)	—	4,507,157	107,596,704
Met/Templeton International Bond	(522,954)	822,782	—	316,466,439
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	(3,966,079)	23,343,737	8,547,400	537,864,418
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	468,283	24,577,534	9,035,471	373,516,728
MetLife Small Cap Value	3,180,213	4,397,009	2,162,463	163,258,481
MFS Research International	210,279	—	7,262,637	319,362,228
MFS Value	21,431,453	49,113,275	12,312,521	548,918,731
Morgan Stanley Mid Cap Growth	31,669	—	—	53,842,047
Neuberger Berman Genesis	9,190,536	—	260,871	54,871,387

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Oppenheimer Global Equity	$(15,109)	$7,880,403	$1,892,602	$153,907,758
PIMCO Inflation Protected Bond	(2,981,220)	—	—	162,663,376
PIMCO Total Return	(1,646,100)	—	8,980,840	323,503,108
T. Rowe Price Large Cap Growth	666,226	61,023,631	293,058	482,015,001
T. Rowe Price Large Cap Value	12,932,871	56,598,788	14,850,793	493,131,621
T. Rowe Price Mid Cap Growth	371,921	15,795,588	—	108,861,738
T. Rowe Price Small Cap Growth	809,662	20,775,666	436,215	164,623,687
TCW Core Fixed Income	173,806	—	2,152,829	267,723,239
Van Eck Global Natural Resources	(38,108,333)	—	2,710,880	331,479,401
Western Asset Management Strategic Bond Opportunities	(9,624,318)	—	3,447,632	218,546,214

	$40,292,768	$575,648,394	$174,695,729	$10,739,857,160

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$40,629,365	$56,197,477	$543,456,542	$—	$584,085,907	$56,197,477

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$321,311,541	$1,278,826,162	$198,360,398	$—	$1,798,498,101

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned 7.81%, 7.63%, 7.75%, and 7.63%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 7.93%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter, equity markets were volatile as investors worried about a global economic slowdown and macroeconomic data continued to disappoint. U.S. retail sales, industrial production, and housing starts were all weaker than expected. In March, equity indexes rallied on central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Federal Reserve Bank (“Fed”) lowered the expected number of rate increases for 2016. During the second quarter, equity markets continued to move higher as positive macroeconomic data and recovering oil prices contrasted with uncertainty about a potential Fed rate hike and the United Kingdom referendum on European Union membership. In May, U.S. construction spending hit a record high and U.S. new, existing, and pending home sales and durable goods orders were all better than expected. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and rallied the last three days of the quarter as concerns about the referendum abated and volatility declined.

During the first six months, the Federal Open Market Committee (the “Committee”) met four times and maintained the target range for the Federal Funds Rate at 0.25% to 0.50%. The Committee stated that the pace of improvement in the labor market had slowed while growth in economic activity appeared to have picked up. The Committee also stated that it expects economic conditions will evolve in a manner that will warrant only gradual increases in the Federal Funds Rate.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2016. Utilities (5.1% beginning weight in the benchmark), up 27.5%, was the best performing sector. Materials (6.5% beginning weight), up 22.3%, and Telecom Services (0.2% beginning weight), up 15.8%, were the next best-performing sectors. Consumer Discretionary (12.9% beginning weight), up 1.7%, and Information Technology (16.7% beginning weight), up 3.2%, were the worst-relative performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Computer Sciences, up 53.0%; Albemarle, up 42.9%; and Ingredion, up 36.1%. The stocks with the largest negative impact were HollyFrontier, down 39.1%; Jones Lang LaSalle, down 38.9%; and United Therapeutics, down 32.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	7.81	1.12	10.30	8.34	—
Class B	7.63	0.81	10.02	8.06	—
Class E	7.75	0.96	10.12	8.17	—
Class G	7.63	0.78	9.97	—	16.20
S&P MidCap 400 Index	7.93	1.33	10.54	8.55	—

1 The Standard & Poor’s (S&P) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.4
Mettler-Toledo International, Inc.	0.6
Ingredion, Inc.	0.6
Duke Realty Corp.	0.6
ResMed, Inc.	0.6
CDK Global, Inc.	0.6
Alleghany Corp.	0.6
IDEXX Laboratories, Inc.	0.5
Atmos Energy Corp.	0.5
Cooper Cos., Inc. (The)	0.5

Top Sectors

% of Net Assets
Financials	28.3
Information Technology	16.0
Industrials	12.8
Consumer Discretionary	11.3
Health Care	8.7
Materials	6.8
Utilities	5.8
Consumer Staples	4.4
Energy	3.5
Telecommunication Services	0.2

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.30%	$1,000.00	$1,078.10	$1.55
	Hypothetical*	0.30%	$1,000.00	$1,023.37	$1.51

Class B(a)	Actual	0.55%	$1,000.00	$1,076.30	$2.84
	Hypothetical*	0.55%	$1,000.00	$1,022.13	$2.77

Class E(a)	Actual	0.45%	$1,000.00	$1,077.50	$2.32
	Hypothetical*	0.45%	$1,000.00	$1,022.63	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$1,076.30	$3.10
	Hypothetical*	0.60%	$1,000.00	$1,021.88	$3.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
BE Aerospace, Inc.	64,482	$2,977,457
Curtiss-Wright Corp.	28,089	2,366,498
Esterline Technologies Corp. (a)	18,519	1,148,919
Huntington Ingalls Industries, Inc.	29,667	4,984,946
KLX, Inc. (a)	33,253	1,030,843
Orbital ATK, Inc.	36,945	3,145,497
Teledyne Technologies, Inc. (a)	21,765	2,155,823
Triumph Group, Inc. (b)	31,243	1,109,127

		18,919,110

Airlines—0.3%
JetBlue Airways Corp. (a)	203,254	3,365,886

Auto Components—0.4%
Dana Holding Corp.	93,303	985,280
Gentex Corp. (b)	182,230	2,815,453

		3,800,733

Automobiles—0.2%
Thor Industries, Inc.	28,808	1,865,030

Banks—5.4%
Associated Banc-Corp.	94,723	1,624,499
BancorpSouth, Inc.	53,623	1,216,706
Bank of Hawaii Corp. (b)	27,155	1,868,264
Bank of the Ozarks, Inc. (b)	51,517	1,932,918
Cathay General Bancorp	46,262	1,304,588
Commerce Bancshares, Inc. (b)	52,386	2,509,289
Cullen/Frost Bankers, Inc. (b)	34,418	2,193,459
East West Bancorp, Inc.	90,915	3,107,475
First Horizon National Corp.	146,718	2,021,774
First Niagara Financial Group, Inc.	223,160	2,173,578
FirstMerit Corp.	105,042	2,129,201
FNB Corp.	131,616	1,650,465
Fulton Financial Corp.	109,443	1,477,481
Hancock Holding Co.	48,905	1,276,910
International Bancshares Corp.	34,948	911,793
PacWest Bancorp	72,216	2,872,753
PrivateBancorp, Inc.	50,088	2,205,375
Prosperity Bancshares, Inc.	41,259	2,103,796
Signature Bank (a)	33,870	4,231,040
SVB Financial Group (a)	32,685	3,110,305
Synovus Financial Corp.	79,180	2,295,428
TCF Financial Corp.	107,918	1,365,163
Trustmark Corp.	42,660	1,060,101
Umpqua Holdings Corp.	139,094	2,151,784
Valley National Bancorp (b)	141,236	1,288,072
Webster Financial Corp.	57,830	1,963,329

		52,045,546

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a) (b)	5,891	1,007,538

Biotechnology—0.3%
United Therapeutics Corp. (a) (b)	28,153	2,981,966

Building Products—0.8%
A.O. Smith Corp.	46,959	4,137,557
Lennox International, Inc. (b)	24,486	3,491,704

		7,629,261

Capital Markets—1.7%
Eaton Vance Corp. (b)	71,562	2,529,001
Federated Investors, Inc. - Class B	59,698	1,718,108
Janus Capital Group, Inc.	92,025	1,280,988
Raymond James Financial, Inc.	79,473	3,918,019
SEI Investments Co.	85,852	4,130,340
Stifel Financial Corp. (a)	41,938	1,318,950
Waddell & Reed Financial, Inc. - Class A (b)	51,413	885,332
WisdomTree Investments, Inc. (b)	71,456	699,554

		16,480,292

Chemicals—2.9%
Ashland, Inc.	39,156	4,493,934
Cabot Corp.	39,368	1,797,543
Minerals Technologies, Inc.	21,973	1,248,066
NewMarket Corp. (b)	6,280	2,602,307
Olin Corp. (b)	104,196	2,588,229
PolyOne Corp.	53,024	1,868,566
RPM International, Inc.	83,815	4,186,559
Scotts Miracle-Gro Co. (The) - Class A	28,585	1,998,377
Sensient Technologies Corp.	28,282	2,009,153
Valspar Corp. (The)	46,010	4,970,460

		27,763,194

Commercial Services & Supplies—1.5%
Clean Harbors, Inc. (a)	33,043	1,721,871
Copart, Inc. (a) (b)	62,800	3,077,828
Deluxe Corp. (b)	30,861	2,048,245
Herman Miller, Inc.	37,759	1,128,616
HNI Corp.	27,997	1,301,581
MSA Safety, Inc.	20,082	1,054,907
Rollins, Inc.	59,331	1,736,618
RR Donnelley & Sons Co. (b)	132,114	2,235,369

		14,305,035

Communications Equipment—1.3%
ARRIS International plc (a)	110,240	2,310,631
Brocade Communications Systems, Inc.	294,472	2,703,253
Ciena Corp. (a) (b)	81,575	1,529,531
InterDigital, Inc.	21,813	1,214,548
NetScout Systems, Inc. (a)	59,153	1,316,154
Plantronics, Inc.	21,022	924,968
Polycom, Inc. (a)	85,565	962,606
ViaSat, Inc. (a) (b)	28,410	2,028,474

		12,990,165

Construction & Engineering—0.9%
AECOM (a)	96,762	3,074,129
EMCOR Group, Inc.	38,297	1,886,510
Granite Construction, Inc.	24,965	1,137,156

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—(Continued)
KBR, Inc.	89,857	$1,189,707
Valmont Industries, Inc.	14,313	1,936,119

		9,223,621

Construction Materials—0.2%
Eagle Materials, Inc.	30,462	2,350,143

Consumer Finance—0.2%
SLM Corp. (a)	269,989	1,668,532

Containers & Packaging—1.6%
AptarGroup, Inc.	39,846	3,153,014
Bemis Co., Inc.	59,740	3,076,013
Greif, Inc. - Class A	16,263	606,122
Packaging Corp. of America	59,376	3,974,036
Silgan Holdings, Inc.	25,561	1,315,369
Sonoco Products Co.	63,569	3,156,836

		15,281,390

Distributors—0.3%
Pool Corp.	26,543	2,495,838

Diversified Consumer Services—0.6%
DeVry Education Group, Inc.	35,631	635,657
Graham Holdings Co. - Class B	2,702	1,322,737
Service Corp. International	122,227	3,305,018
Sotheby’s (b)	32,879	900,885

		6,164,297

Diversified Financial Services—1.6%
CBOE Holdings, Inc.	51,354	3,421,203
FactSet Research Systems, Inc. (b)	25,792	4,163,345
MarketAxess Holdings, Inc.	23,700	3,445,980
MSCI, Inc.	54,797	4,225,945

		15,256,473

Electric Utilities—1.9%
Great Plains Energy, Inc.	97,453	2,962,571
Hawaiian Electric Industries, Inc.	68,070	2,232,015
IDACORP, Inc.	31,808	2,587,581
OGE Energy Corp.	125,996	4,126,369
PNM Resources, Inc.	50,255	1,781,037
Westar Energy, Inc.	89,393	5,014,054

		18,703,627

Electrical Equipment—0.5%
Hubbell, Inc.	32,812	3,460,682
Regal-Beloit Corp.	28,220	1,553,511

		5,014,193

Electronic Equipment, Instruments & Components—3.9%
Arrow Electronics, Inc. (a)	57,815	3,578,748
Avnet, Inc.	81,082	3,284,632
Belden, Inc.	26,544	1,602,461

Electronic Equipment, Instruments & Components—(Continued)
Cognex Corp.	53,661	2,312,789
FEI Co.	25,780	2,755,366
Ingram Micro, Inc. - Class A	93,604	3,255,547
IPG Photonics Corp. (a) (b)	23,107	1,848,560
Jabil Circuit, Inc.	120,624	2,227,925
Keysight Technologies, Inc. (a)	107,400	3,124,266
Knowles Corp. (a)	55,890	764,575
National Instruments Corp.	63,624	1,743,298
SYNNEX Corp.	18,286	1,733,879
Tech Data Corp. (a)	22,207	1,595,573
Trimble Navigation, Ltd. (a)	158,407	3,858,795
VeriFone Systems, Inc. (a)	69,527	1,289,031
Vishay Intertechnology, Inc. (b)	85,530	1,059,717
Zebra Technologies Corp. - Class A (a) (b)	32,959	1,651,246

		37,686,408

Energy Equipment & Services—1.5%
Dril-Quip, Inc. (a) (b)	23,948	1,399,282
Ensco plc - Class A	190,103	1,845,900
Nabors Industries, Ltd.	177,862	1,787,513
Noble Corp. plc	153,448	1,264,412
Oceaneering International, Inc.	61,868	1,847,378
Oil States International, Inc. (a)	32,404	1,065,444
Patterson-UTI Energy, Inc. (b)	92,978	1,982,291
Rowan Cos. plc - Class A (b)	79,159	1,397,948
Superior Energy Services, Inc.	95,528	1,758,670

		14,348,838

Food & Staples Retailing—0.8%
Casey’s General Stores, Inc. (b)	24,638	3,240,143
Sprouts Farmers Market, Inc. (a) (b)	89,400	2,047,260
SUPERVALU, Inc. (a)	167,595	791,049
United Natural Foods, Inc. (a)	31,755	1,486,134

		7,564,586

Food Products—2.9%
Dean Foods Co. (b)	57,897	1,047,357
Flowers Foods, Inc. (b)	114,836	2,153,175
Hain Celestial Group, Inc. (The) (a)	65,267	3,247,033
Ingredion, Inc.	45,418	5,877,543
Lancaster Colony Corp.	12,279	1,566,923
Post Holdings, Inc. (a) (b)	40,574	3,355,064
Snyder’s-Lance, Inc.	50,184	1,700,736
Tootsie Roll Industries, Inc. (b)	11,326	436,391
TreeHouse Foods, Inc. (a)	35,605	3,654,853
WhiteWave Foods Co. (The) (a)	111,621	5,239,490

		28,278,565

Gas Utilities—2.6%
Atmos Energy Corp.	64,501	5,245,221
National Fuel Gas Co. (b)	53,587	3,048,029
New Jersey Resources Corp.	54,291	2,092,918
ONE Gas, Inc.	32,909	2,191,410
Questar Corp.	110,661	2,807,470
Southwest Gas Corp.	29,951	2,357,443

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
UGI Corp.	108,948	$4,929,897
WGL Holdings, Inc.	31,759	2,248,220

		24,920,608

Health Care Equipment & Supplies—4.0%
ABIOMED, Inc. (a)	24,806	2,711,048
Align Technology, Inc. (a)	46,037	3,708,280
Cooper Cos., Inc. (The)	30,567	5,244,380
Halyard Health, Inc. (a)	29,445	957,552
Hill-Rom Holdings, Inc.	35,889	1,810,600
IDEXX Laboratories, Inc. (a)	56,487	5,245,383
LivaNova plc (a)	26,934	1,352,895
ResMed, Inc. (b)	88,587	5,601,356
STERIS plc	54,259	3,730,306
Teleflex, Inc.	27,506	4,877,089
West Pharmaceutical Services, Inc.	46,106	3,498,523

		38,737,412

Health Care Providers & Services—2.1%
Amsurg Corp. (a)	34,111	2,644,967
Community Health Systems, Inc. (a) (b)	71,157	857,442
LifePoint Health, Inc. (a)	27,392	1,790,615
MEDNAX, Inc. (a)	58,691	4,250,989
Molina Healthcare, Inc. (a) (b)	26,061	1,300,444
Owens & Minor, Inc. (b)	39,618	1,480,921
Tenet Healthcare Corp. (a) (b)	62,652	1,731,701
VCA, Inc. (a)	50,993	3,447,637
WellCare Health Plans, Inc. (a)	27,920	2,995,257

		20,499,973

Health Care Technology—0.2%
Allscripts Healthcare Solutions, Inc. (a)	118,026	1,498,930

Hotels, Restaurants & Leisure—2.4%
Brinker International, Inc. (b)	35,149	1,600,334
Buffalo Wild Wings, Inc. (a) (b)	11,878	1,650,448
Cheesecake Factory, Inc. (The) (b)	28,152	1,355,237
Churchill Downs, Inc.	7,586	958,567
Cracker Barrel Old Country Store, Inc. (b)	15,106	2,590,226
Domino’s Pizza, Inc.	31,641	4,156,995
Dunkin’ Brands Group, Inc. (b)	57,817	2,521,978
International Speedway Corp. - Class A	16,737	559,853
Jack in the Box, Inc.	20,531	1,764,023
Panera Bread Co. - Class A (a) (b)	14,385	3,048,757
Texas Roadhouse, Inc. (b)	39,929	1,820,762
Wendy’s Co. (The)	134,528	1,294,159

		23,321,339

Household Durables—1.7%
CalAtlantic Group, Inc. (b)	47,048	1,727,132
Helen of Troy, Ltd. (a)	17,510	1,800,728
KB Home	52,717	801,826
NVR, Inc. (a)	2,312	4,116,146
Tempur Sealy International, Inc. (a) (b)	38,436	2,126,280
Toll Brothers, Inc. (a)	96,263	2,590,437

Household Durables—(Continued)
TRI Pointe Group, Inc. (a)	92,015	1,087,617
Tupperware Brands Corp. (b)	31,863	1,793,250

		16,043,416

Household Products—0.2%
Energizer Holdings, Inc.	39,010	2,008,625

Independent Power and Renewable Electricity Producers—0.1%
Talen Energy Corp. (a)	40,545	549,385

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	40,500	4,280,040

Insurance—4.8%
Alleghany Corp. (a)	9,741	5,353,459
American Financial Group, Inc.	44,858	3,316,352
Aspen Insurance Holdings, Ltd.	38,309	1,776,771
Brown & Brown, Inc.	73,324	2,747,450
CNO Financial Group, Inc.	112,996	1,972,910
Endurance Specialty Holdings, Ltd.	39,103	2,626,157
Everest Re Group, Ltd. (b)	26,713	4,879,664
First American Financial Corp.	69,133	2,780,529
Genworth Financial, Inc. - Class A (a)	314,494	811,395
Hanover Insurance Group, Inc. (The)	27,100	2,293,202
Kemper Corp.	30,325	939,468
Mercury General Corp.	23,008	1,223,105
Old Republic International Corp.	153,833	2,967,439
Primerica, Inc. (b)	29,682	1,698,998
Reinsurance Group of America, Inc.	40,421	3,920,433
RenaissanceRe Holdings, Ltd. (b)	27,190	3,193,194
W.R. Berkley Corp. (b)	61,882	3,707,969

		46,208,495

Internet & Catalog Retail—0.1%
HSN, Inc.	20,123	984,618

Internet Software & Services—0.6%
comScore, Inc. (a) (b)	29,675	708,639
j2 Global, Inc.	29,185	1,843,616
Rackspace Hosting, Inc. (a) (b)	67,431	1,406,611
WebMD Health Corp. (a) (b)	24,411	1,418,523

		5,377,389

IT Services—3.5%
Acxiom Corp. (a)	48,912	1,075,575
Broadridge Financial Solutions, Inc.	74,584	4,862,877
Computer Sciences Corp.	87,495	4,344,127
Convergys Corp. (b)	60,873	1,521,825
CoreLogic, Inc. (a)	56,060	2,157,189
DST Systems, Inc.	19,681	2,291,459
Gartner, Inc. (a) (c)	52,051	5,070,288
Jack Henry & Associates, Inc.	49,770	4,343,428
Leidos Holdings, Inc.	40,806	1,953,383
MAXIMUS, Inc.	40,945	2,267,124
NeuStar, Inc. - Class A (a) (b)	34,308	806,581

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Science Applications International Corp.	25,957	$1,514,591
WEX, Inc. (a)	24,416	2,164,967

		34,373,414

Leisure Products—0.8%
Brunswick Corp.	57,181	2,591,443
Polaris Industries, Inc. (b)	37,920	3,100,339
Vista Outdoor, Inc. (a)	38,317	1,828,871

		7,520,653

Life Sciences Tools & Services—1.6%
Bio-Rad Laboratories, Inc. - Class A (a)	13,169	1,883,430
Bio-Techne Corp.	23,479	2,647,727
Charles River Laboratories International, Inc. (a)	29,766	2,453,909
Mettler-Toledo International, Inc. (a)	16,884	6,161,309
PAREXEL International Corp. (a)	33,368	2,098,180

		15,244,555

Machinery—4.2%
AGCO Corp.	44,749	2,109,020
CLARCOR, Inc.	30,600	1,861,398
Crane Co.	31,267	1,773,464
Donaldson Co., Inc. (b)	78,003	2,680,183
Graco, Inc. (b)	35,088	2,771,601
IDEX Corp.	47,888	3,931,605
ITT, Inc.	56,845	1,817,903
Joy Global, Inc.	61,916	1,308,904
Kennametal, Inc.	50,278	1,111,647
Lincoln Electric Holdings, Inc.	39,505	2,333,955
Nordson Corp.	33,835	2,828,944
Oshkosh Corp.	46,288	2,208,401
Terex Corp.	68,896	1,399,278
Timken Co. (The)	43,485	1,333,250
Toro Co. (The)	34,722	3,062,480
Trinity Industries, Inc. (b)	95,146	1,766,861
Wabtec Corp. (b)	56,850	3,992,576
Woodward, Inc.	34,696	1,999,878

		40,291,348

Marine—0.2%
Kirby Corp. (a)	33,984	2,120,262

Media—1.5%
AMC Networks, Inc. - Class A (a)	38,606	2,332,575
Cable One, Inc.	2,753	1,407,912
Cinemark Holdings, Inc.	66,698	2,431,809
DreamWorks Animation SKG, Inc. - Class A (a)	45,258	1,849,694
John Wiley & Sons, Inc. - Class A	30,440	1,588,359
Live Nation Entertainment, Inc. (a)	92,183	2,166,300
Meredith Corp.	23,735	1,232,084
New York Times Co. (The) - Class A	77,783	941,174
Time, Inc.	64,208	1,056,864

		15,006,771

Metals & Mining—1.8%
Allegheny Technologies, Inc. (b)	68,694	875,849
Carpenter Technology Corp.	29,393	967,912
Commercial Metals Co.	72,268	1,221,329
Compass Minerals International, Inc. (b)	21,313	1,581,211
Reliance Steel & Aluminum Co.	45,636	3,509,408
Royal Gold, Inc. (b)	41,196	2,966,936
Steel Dynamics, Inc.	153,673	3,764,989
United States Steel Corp. (b)	92,381	1,557,544
Worthington Industries, Inc.	28,368	1,199,966

		17,645,144

Multi-Utilities—0.8%
Black Hills Corp. (b)	32,547	2,051,763
MDU Resources Group, Inc.	123,221	2,957,304
Vectren Corp.	52,244	2,751,691

		7,760,758

Multiline Retail—0.3%
Big Lots, Inc. (b)	27,996	1,402,879
J.C. Penney Co., Inc. (a) (b)	193,970	1,722,454

		3,125,333

Oil, Gas & Consumable Fuels—2.0%
CONSOL Energy, Inc. (b)	144,711	2,328,400
Denbury Resources, Inc. (b)	221,196	794,094
Energen Corp.	61,242	2,952,477
Gulfport Energy Corp. (a)	79,080	2,472,041
HollyFrontier Corp. (b)	110,917	2,636,497
QEP Resources, Inc.	149,369	2,633,375
SM Energy Co. (b)	42,952	1,159,704
Western Refining, Inc.	50,625	1,044,394
World Fuel Services Corp.	44,686	2,122,138
WPX Energy, Inc. (a)	174,904	1,628,356

		19,771,476

Paper & Forest Products—0.3%
Domtar Corp.	39,486	1,382,405
Louisiana-Pacific Corp. (a) (b)	90,693	1,573,523

		2,955,928

Personal Products—0.4%
Avon Products, Inc. (b)	275,186	1,040,203
Edgewell Personal Care Co.	37,451	3,161,239

		4,201,442

Pharmaceuticals—0.5%
Akorn, Inc. (a) (b)	52,744	1,502,413
Catalent, Inc. (a)	67,639	1,555,020
Prestige Brands Holdings, Inc. (a)	33,287	1,844,100

		4,901,533

Professional Services—0.5%
CEB, Inc.	20,319	1,253,276
FTI Consulting, Inc. (a)	26,149	1,063,741

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
ManpowerGroup, Inc.	45,106	$2,902,120

		5,219,137

Real Estate Investment Trusts—11.2%
Alexandria Real Estate Equities, Inc.	46,609	4,824,964
American Campus Communities, Inc.	82,297	4,351,042
Camden Property Trust (b)	54,890	4,853,374
Care Capital Properties, Inc.	52,961	1,388,108
Communications Sales & Leasing, Inc. (a)	86,095	2,488,146
Corporate Office Properties Trust	59,717	1,765,832
Corrections Corp. of America	74,118	2,595,612
DCT Industrial Trust, Inc.	55,865	2,683,755
Douglas Emmett, Inc. (b)	88,589	3,146,681
Duke Realty Corp.	218,263	5,818,892
Education Realty Trust, Inc.	41,683	1,923,254
EPR Properties	40,127	3,237,446
Equity One, Inc.	57,374	1,846,295
First Industrial Realty Trust, Inc.	73,721	2,050,918
Healthcare Realty Trust, Inc.	71,175	2,490,413
Highwoods Properties, Inc.	61,457	3,244,930
Hospitality Properties Trust	95,614	2,753,683
Kilroy Realty Corp.	58,158	3,855,294
Lamar Advertising Co. - Class A	52,009	3,448,197
LaSalle Hotel Properties (b)	71,331	1,681,985
Liberty Property Trust	92,508	3,674,418
Mack-Cali Realty Corp.	56,554	1,526,958
Medical Properties Trust, Inc.	150,078	2,282,686
Mid-America Apartment Communities, Inc.	47,641	5,069,002
National Retail Properties, Inc.	90,869	4,699,745
Omega Healthcare Investors, Inc.	104,474	3,546,892
Post Properties, Inc.	33,746	2,060,193
Potlatch Corp.	25,670	875,347
Rayonier, Inc.	77,308	2,028,562
Regency Centers Corp.	61,585	5,156,512
Senior Housing Properties Trust	149,825	3,120,855
Sovran Self Storage, Inc.	29,240	3,067,861
Tanger Factory Outlet Centers, Inc.	59,963	2,409,313
Taubman Centers, Inc.	38,072	2,824,942
Urban Edge Properties	58,311	1,741,166
Weingarten Realty Investors	72,835	2,973,125
WP Glimcher, Inc. (b)	116,916	1,308,290

		108,814,688

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	29,048	1,049,795
Jones Lang LaSalle, Inc.	28,465	2,773,914

		3,823,709

Road & Rail—0.7%
Genesee & Wyoming, Inc. - Class A (a)	36,061	2,125,796
Landstar System, Inc.	26,704	1,833,497
Old Dominion Freight Line, Inc. (a)	43,168	2,603,462
Werner Enterprises, Inc.	28,181	647,317

		7,210,072

Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc. (a)	405,524	2,084,393
Cree, Inc. (a) (b)	63,362	1,548,567
Cypress Semiconductor Corp. (b)	196,695	2,075,132
Fairchild Semiconductor International, Inc. (a)	71,658	1,422,411
Integrated Device Technology, Inc. (a)	84,312	1,697,201
Intersil Corp. - Class A	85,161	1,153,080
Microsemi Corp. (a)	71,361	2,332,078
Silicon Laboratories, Inc. (a)	24,497	1,193,984
Synaptics, Inc. (a) (b)	23,245	1,249,419
Teradyne, Inc.	128,189	2,524,041

		17,280,306

Software—4.4%
ACI Worldwide, Inc. (a)	73,577	1,435,487
ANSYS, Inc. (a) (b)	55,546	5,040,800
Cadence Design Systems, Inc. (a)	189,820	4,612,626
CDK Global, Inc. (b)	98,004	5,438,242
CommVault Systems, Inc. (a)	25,948	1,120,694
Fair Isaac Corp.	19,672	2,223,133
Fortinet, Inc. (a)	92,064	2,908,302
Manhattan Associates, Inc. (a)	45,513	2,918,749
Mentor Graphics Corp.	63,447	1,348,883
PTC, Inc. (a)	72,318	2,717,710
Synopsys, Inc. (a)	95,790	5,180,323
Tyler Technologies, Inc. (a) (b)	20,510	3,419,222
Ultimate Software Group, Inc. (The) (a) (b)	18,221	3,831,694

		42,195,865

Specialty Retail—2.0%
Aaron’s, Inc.	40,850	894,207
Abercrombie & Fitch Co. - Class A	42,645	759,508
American Eagle Outfitters, Inc.	104,999	1,672,634
Ascena Retail Group, Inc. (a) (b)	107,779	753,375
Cabela’s, Inc. (a)	30,581	1,530,885
Chico’s FAS, Inc.	83,665	896,052
CST Brands, Inc.	47,754	2,057,242
Dick’s Sporting Goods, Inc. (b)	56,257	2,534,940
GameStop Corp. - Class A (b)	65,584	1,743,223
Guess?, Inc. (b)	40,429	608,457
Murphy USA, Inc. (a)	23,365	1,732,748
Office Depot, Inc. (a)	312,369	1,033,941
Restoration Hardware Holdings, Inc. (a) (b)	23,825	683,301
Williams-Sonoma, Inc. (b)	51,863	2,703,618

		19,604,131

Technology Hardware, Storage & Peripherals—0.6%
3D Systems Corp. (a) (b)	67,156	919,366
Diebold, Inc. (b)	41,102	1,020,563
Lexmark International, Inc. - Class A	39,522	1,491,955
NCR Corp. (a)	78,171	2,170,809

		5,602,693

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc.	32,033	3,410,553

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Deckers Outdoor Corp. (a)	20,204	$1,162,134
Fossil Group, Inc. (a) (b)	26,104	744,747
Kate Spade & Co. (a)	80,744	1,664,134
Skechers USA, Inc. - Class A (a)	83,851	2,492,052

		9,473,620

Thrifts & Mortgage Finance—0.6%
New York Community Bancorp, Inc.	307,268	4,605,947
Washington Federal, Inc.	57,457	1,393,907

		5,999,854

Trading Companies & Distributors—0.7%
GATX Corp. (b)	25,804	1,134,602
MSC Industrial Direct Co., Inc. - Class A	30,335	2,140,438
NOW, Inc. (a) (b)	67,777	1,229,475
Watsco, Inc.	16,273	2,289,448

		6,793,963

Water Utilities—0.4%
Aqua America, Inc. (b)	111,844	3,988,357

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	59,745	1,772,037

Total Common Stocks (Cost $727,525,260)		924,317,546

Mutual Fund—2.5%

Investment Company Security—2.5%
SPDR S&P MidCap 400 ETF Trust (Cost $23,553,724)	87,100	23,724,298

Short-Term Investments—15.0%

Discount Notes—2.0%
Fannie Mae 0.384%, 07/19/16 (d)	4,800,000	4,799,040
Federal Home Loan Bank 0.232%, 07/21/16 (d)	450,000	449,940
0.264%, 07/14/16 (d)	400,000	399,960
0.328%, 07/20/16 (d)	225,000	224,960
0.350%, 08/05/16 (d)	9,700,000	9,696,652
0.392%, 10/07/16 (d)	250,000	249,735

Discount Notes—(Continued)
Federal Home Loan Bank 0.401%, 09/14/16 (d)	800,000	$799,333
0.436%, 07/22/16 (d)	2,475,000	2,474,350
0.477%, 08/19/16 (d)	425,000	424,722

		19,518,692

Mutual Fund—12.9%
State Street Navigator Securities Lending MET Portfolio (e)	125,092,248	125,092,248

U.S. Treasury—0.1%
U.S. Treasury Bill 0.241%, 09/29/16 (d)	1,225,000	1,224,265

Total Short-Term Investments (Cost $145,835,205)		145,835,205

Total Investments—112.8% (Cost $896,914,189) (f)		1,093,877,049
Other assets and liabilities (net)—(12.8)%		(124,129,966)

Net Assets—100.0%		$969,747,083

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $155,520,719 and the collateral received consisted of cash in the amount of $125,092,248 and non-cash collateral with a value of $31,402,463. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $2,435,250.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(f)	As of June 30, 2016, the aggregate cost of investments was $896,914,189. The aggregate unrealized appreciation and depreciation of investments were $259,029,364 and $(62,066,504), respectively, resulting in net unrealized appreciation of $196,962,860.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P Midcap 400 E-Mini Index Futures	09/16/16	142	USD	21,522,683	$(322,083)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$924,317,546	$—	$—	$924,317,546
Total Mutual Fund*	23,724,298	—	—	23,724,298
Short-Term Investments
Discount Notes	—	19,518,692	—	19,518,692
Mutual Fund	125,092,248	—	—	125,092,248
U.S. Treasury	—	1,224,265	—	1,224,265
Total Short-Term Investments	125,092,248	20,742,957	—	145,835,205
Total Investments	$1,073,134,092	$20,742,957	$—	$1,093,877,049

Collateral for Securities Loaned (Liability)	$—	$(125,092,248)	$—	$(125,092,248)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(322,083)	$—	$—	$(322,083)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,093,877,049
Cash	2,758
Receivable for:
Investments sold	11,976,013
Fund shares sold	253,696
Dividends	1,024,801
Variation margin on futures contracts	404,700
Prepaid expenses	6,149

Total Assets	1,107,545,166
Liabilities
Collateral for securities loaned	125,092,248
Payables for:
Investments purchased	11,225,690
Fund shares redeemed	873,604
Accrued Expenses:
Management fees	195,897
Distribution and service fees	110,214
Deferred trustees’ fees	77,020
Other expenses	223,410

Total Liabilities	137,798,083

Net Assets	$969,747,083

Net Assets Consist of:
Paid in surplus	$715,209,645
Undistributed net investment income	6,219,311
Accumulated net realized gain	51,677,350
Unrealized appreciation on investments and futures contracts	196,640,777

Net Assets	$969,747,083

Net Assets
Class A	$436,531,984
Class B	386,390,038
Class E	37,443,995
Class G	109,381,066
Capital Shares Outstanding*
Class A	25,822,002
Class B	23,148,120
Class E	2,230,219
Class G	6,590,121
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.91
Class B	16.69
Class E	16.79
Class G	16.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $896,914,189.
(b)	Includes securities loaned at value of $155,520,719.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$7,783,470
Interest	34,146
Securities lending income	323,842

Total investment income	8,141,458
Expenses
Management fees	1,151,372
Administration fees	11,777
Custodian and accounting fees	57,208
Distribution and service fees—Class B	461,708
Distribution and service fees—Class E	26,786
Distribution and service fees—Class G	155,139
Audit and tax services	20,230
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	82,967
Insurance	3,093
Miscellaneous	18,315

Total expenses	2,018,173
Less management fee waiver	(10,596)

Net expenses	2,007,577

Net Investment Income	6,133,881

Net Realized and Unrealized Gain
Net realized gain on:
Investments	54,044,650
Futures contracts	1,698,176

Net realized gain	55,742,826

Net change in unrealized appreciation (depreciation) on:
Investments	9,762,554
Futures contracts	(149,296)

Net change in unrealized appreciation	9,613,258

Net realized and unrealized gain	65,356,084

Net Increase in Net Assets From Operations	$71,489,965

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,133,881	$11,066,217
Net realized gain	55,742,826	75,095,053
Net change in unrealized appreciation (depreciation)	9,613,258	(109,787,489)

Increase (decrease) in net assets from operations	71,489,965	(23,626,219)

From Distributions to Shareholders
Net investment income
Class A	(5,545,745)	(4,767,959)
Class B	(3,993,247)	(3,691,076)
Class E	(419,718)	(405,629)
Class G	(1,094,410)	(949,660)
Net realized capital gains
Class A	(33,298,068)	(25,916,508)
Class B	(29,970,595)	(25,360,594)
Class E	(2,888,891)	(2,557,138)
Class G	(8,484,683)	(6,872,392)

Total distributions	(85,695,357)	(70,520,956)

Increase in net assets from capital share transactions	57,056,342	69,824,634

Total increase (decrease) in net assets	42,850,950	(24,322,541)

Net Assets
Beginning of period	926,896,133	951,218,674

End of period	$969,747,083	$926,896,133

Undistributed net investment income
End of period	$6,219,311	$11,138,550

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,131,226	$18,816,363	3,506,531	$64,641,146
Reinvestments	2,324,585	38,843,813	1,639,127	30,684,467
Redemptions	(1,521,809)	(26,392,087)	(2,274,800)	(42,411,572)

Net increase	1,934,002	$31,268,089	2,870,858	$52,914,041

Class B
Sales	515,528	$8,513,639	1,208,962	$21,967,391
Reinvestments	2,058,415	33,963,842	1,569,513	29,051,670
Redemptions	(1,460,905)	(25,059,545)	(2,246,139)	(41,819,610)

Net increase	1,113,038	$17,417,936	532,336	$9,199,451

Class E
Sales	39,630	$674,184	76,495	$1,400,972
Reinvestments	199,314	3,308,609	159,288	2,962,767
Redemptions	(153,556)	(2,615,471)	(336,558)	(6,301,631)

Net increase (decrease)	85,388	$1,367,322	(100,775)	$(1,937,892)

Class G
Sales	513,601	$8,583,523	1,164,834	$21,323,849
Reinvestments	583,735	9,579,093	424,881	7,822,052
Redemptions	(655,400)	(11,159,621)	(1,066,078)	(19,496,867)

Net increase	441,936	$7,002,995	523,637	$9,649,034

Increase derived from capital shares transactions		$57,056,342		$69,824,634

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.23		$19.01	$18.45	$14.47	$12.97	$13.88

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.24	0.24	0.18	0.19	0.14
Net realized and unrealized gain (loss) on investments	1.20		(0.57)	1.41	4.46	2.05	(0.34)

Total from investment operations	1.33		(0.33)	1.65	4.64	2.24	(0.20)

Less Distributions
Distributions from net investment income	(0.24)		(0.23)	(0.20)	(0.19)	(0.14)	(0.13)
Distributions from net realized capital gains	(1.41)		(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.65)		(1.45)	(1.09)	(0.66)	(0.74)	(0.71)

Net Asset Value, End of Period	$16.91		$17.23	$19.01	$18.45	$14.47	$12.97

Total Return (%) (b)	7.81	(c)	(2.35)	9.49	33.15	17.60	(1.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(d)	0.30	0.30	0.30	0.32	0.30
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.29	0.30	0.30	0.31	0.30
Ratio of net investment income to average net assets (%)	1.47	(d)	1.30	1.33	1.09	1.40	1.03
Portfolio turnover rate (%)	20	(c)	25	17	16	11	24
Net assets, end of period (in millions)	$436.5		$411.5	$399.6	$370.0	$260.2	$236.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.01		$18.79	$18.25	$14.32	$12.84	$13.75

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.19	0.14	0.16	0.11
Net realized and unrealized gain (loss) on investments	1.18		(0.57)	1.39	4.42	2.03	(0.34)

Total from investment operations	1.28		(0.38)	1.58	4.56	2.19	(0.23)

Less Distributions
Distributions from net investment income	(0.19)		(0.18)	(0.15)	(0.16)	(0.11)	(0.10)
Distributions from net realized capital gains	(1.41)		(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.60)		(1.40)	(1.04)	(0.63)	(0.71)	(0.68)

Net Asset Value, End of Period	$16.69		$17.01	$18.79	$18.25	$14.32	$12.84

Total Return (%) (b)	7.63	(c)	(2.62)	9.23	32.83	17.33	(2.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.55	0.55	0.55	0.57	0.55
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.54	0.55	0.55	0.56	0.55
Ratio of net investment income to average net assets (%)	1.22	(d)	1.04	1.08	0.83	1.16	0.79
Portfolio turnover rate (%)	20	(c)	25	17	16	11	24
Net assets, end of period (in millions)	$386.4		$374.7	$404.0	$388.4	$311.6	$275.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.10		$18.89	$18.33	$14.38	$12.89	$13.80

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.21	0.21	0.15	0.17	0.12
Net realized and unrealized gain (loss) on investments	1.20		(0.59)	1.41	4.44	2.04	(0.34)

Total from investment operations	1.31		(0.38)	1.62	4.59	2.21	(0.22)

Less Distributions
Distributions from net investment income	(0.21)		(0.19)	(0.17)	(0.17)	(0.12)	(0.11)
Distributions from net realized capital gains	(1.41)		(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.62)		(1.41)	(1.06)	(0.64)	(0.72)	(0.69)

Net Asset Value, End of Period	$16.79		$17.10	$18.89	$18.33	$14.38	$12.89

Total Return (%) (b)	7.75	(c)	(2.58)	9.39	32.95	17.46	(2.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(d)	0.45	0.45	0.45	0.47	0.45
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.44	0.45	0.45	0.46	0.45
Ratio of net investment income to average net assets (%)	1.32	(d)	1.13	1.17	0.93	1.24	0.87
Portfolio turnover rate (%)	20	(c)	25	17	16	11	24
Net assets, end of period (in millions)	$37.4		$36.7	$42.4	$45.0	$37.6	$37.1

	Class G
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.92		$18.70	$18.16	$14.26	$12.79	$13.70

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.18	0.18	0.13	0.15	0.10
Net realized and unrealized gain (loss) on investments	1.17		(0.57)	1.39	4.40	2.02	(0.33)

Total from investment operations	1.27		(0.39)	1.57	4.53	2.17	(0.23)

Less Distributions
Distributions from net investment income	(0.18)		(0.17)	(0.14)	(0.16)	(0.10)	(0.10)
Distributions from net realized capital gains	(1.41)		(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.59)		(1.39)	(1.03)	(0.63)	(0.70)	(0.68)

Net Asset Value, End of Period	$16.60		$16.92	$18.70	$18.16	$14.26	$12.79

Total Return (%) (b)	7.63	(c)	(2.68)	9.21	32.75	17.27	(2.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.60	0.60	0.60	0.62	0.60
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.59	0.60	0.60	0.61	0.60
Ratio of net investment income to average net assets (%)	1.17	(d)	1.00	1.02	0.79	1.10	0.76
Portfolio turnover rate (%)	20	(c)	25	17	16	11	24
Net assets, end of period (in millions)	$109.4		$104.0	$105.2	$103.3	$71.4	$62.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$322,083

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,698,176

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(149,296)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,200

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$180,644,939	$0	$196,075,718

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $1,151,372.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2016 were $116,973.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,033,509	$13,838,966	$56,487,447	$37,782,266	$70,520,956	$51,621,232

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,214,220	$74,404,316	$183,199,964	$—	$268,818,500

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned 3.69%, 3.58%, 3.64%, 3.63%, and 3.55%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 3.84%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter, equity markets were volatile as investors worried about a global economic slowdown and macroeconomic data continued to disappoint. U.S. retail sales, industrial production, and housing starts were all weaker than expected. In March, equity indexes rallied on central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Federal Reserve Bank (“Fed”) lowered the expected number of rate increases for 2016. During the second quarter, equity markets continued to move higher as positive macroeconomic data and recovering oil prices contrasted with uncertainty about a potential Fed rate hike and the United Kingdom referendum on European Union membership. In May, U.S. construction spending hit a record high and U.S. new, existing, and pending home sales and durable goods orders were all better than expected. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and rallied the last three days of the quarter as concerns about the referendum abated and volatility declined.

During the first six months, the Federal Open Market Committee (the “Committee”) met four times and maintained the target range for the Federal Funds Rate at 0.25% to 0.50%. The Committee stated that the pace of improvement in the labor market had slowed while growth in economic activity appeared to have picked up. The Committee also stated that it expects economic conditions will evolve in a manner that will warrant only gradual increases in the Federal Funds Rate.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2016. Telecom Services (2.4% beginning weight in the benchmark), up 24.9%, was the best-performing sector. Utilities (3.0% beginning weight), up 23.5%, and Energy (6.5% beginning weight), up 15.9%, were the next best-performing sectors. Financials (16.5% beginning weight), down 3.1%, and Information Technology (20.7% beginning weight), down 0.4%, were the worst-performing sectors.

The stocks with the largest positive impact to the quarterly return of the Index were AT&T, up 28.9%, Exxon Mobil, up 22.4%, and Johnson & Johnson, up 19.8%. The stocks with the largest negative impact were Allergan, down 26.1%, Bank of America, down 20.6%, and Apple, down 8.1%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	3.69	3.74	11.81	7.17	—
Class B	3.58	3.50	11.54	6.90	—
Class D	3.64	3.66	11.71	—	15.36
Class E	3.63	3.60	11.65	7.01	—
Class G	3.55	3.48	—	—	3.49
S&P 500 Index	3.84	3.99	12.09	7.42	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Apple, Inc.	2.8
Microsoft Corp.	2.2
Exxon Mobil Corp.	2.1
Johnson & Johnson	1.8
SPDR S&P 500 ETF Trust	1.7
General Electric Co.	1.6
Amazon.com, Inc.	1.5
Berkshire Hathaway, Inc. - Class B	1.5
AT&T, Inc.	1.4
Facebook, Inc. - Class A	1.4

Top Sectors

% of Net Assets
Information Technology	19.3
Financials	17.1
Health Care	14.4
Consumer Discretionary	12.0
Consumer Staples	10.3
Industrials	10.0
Energy	7.2
Utilities	3.6
Telecommunication Services	2.8
Materials	2.8

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.26%	$1,000.00	$1,036.90	$1.32
	Hypothetical*	0.26%	$1,000.00	$1,023.57	$1.31

Class B(a)	Actual	0.51%	$1,000.00	$1,035.80	$2.58
	Hypothetical*	0.51%	$1,000.00	$1,022.33	$2.56

Class D(a)	Actual	0.36%	$1,000.00	$1,036.40	$1.82
	Hypothetical*	0.36%	$1,000.00	$1,023.07	$1.81

Class E(a)	Actual	0.41%	$1,000.00	$1,036.30	$2.08
	Hypothetical*	0.41%	$1,000.00	$1,022.83	$2.06

Class G(a)	Actual	0.56%	$1,000.00	$1,035.50	$2.83
	Hypothetical*	0.56%	$1,000.00	$1,022.08	$2.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Boeing Co. (The) (a)	203,238	$26,394,519
General Dynamics Corp.	97,517	13,578,267
Honeywell International, Inc.	258,673	30,088,843
L-3 Communications Holdings, Inc.	26,119	3,831,396
Lockheed Martin Corp.	88,869	22,054,620
Northrop Grumman Corp.	61,248	13,614,205
Raytheon Co.	100,800	13,703,760
Rockwell Collins, Inc.	44,190	3,762,337
Textron, Inc.	91,245	3,335,917
TransDigm Group, Inc. (a) (b)	17,982	4,741,674
United Technologies Corp.	264,161	27,089,711

		162,195,249

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	48,457	3,597,932
Expeditors International of Washington, Inc.	61,793	3,030,329
FedEx Corp.	84,730	12,860,320
United Parcel Service, Inc. - Class B	234,349	25,244,074

		44,732,655

Airlines—0.5%
Alaska Air Group, Inc.	41,834	2,438,504
American Airlines Group, Inc.	196,240	5,555,554
Delta Air Lines, Inc.	261,889	9,540,616
Southwest Airlines Co.	216,779	8,499,905
United Continental Holdings, Inc. (b)	113,941	4,676,139

		30,710,718

Auto Components—0.3%
BorgWarner, Inc. (a)	73,863	2,180,436
Delphi Automotive plc	92,652	5,800,015
Goodyear Tire & Rubber Co. (The)	90,265	2,316,200
Johnson Controls, Inc.	220,066	9,740,121

		20,036,772

Automobiles—0.5%
Ford Motor Co.	1,324,390	16,647,583
General Motors Co.	475,601	13,459,508
Harley-Davidson, Inc. (a)	61,464	2,784,319

		32,891,410

Banks—5.1%
Bank of America Corp.	3,486,438	46,265,032
BB&T Corp.	278,613	9,921,409
Citigroup, Inc.	996,157	42,227,095
Citizens Financial Group, Inc.	179,543	3,587,269
Comerica, Inc.	59,443	2,444,891
Fifth Third Bancorp	260,574	4,583,497
Huntington Bancshares, Inc. (a)	271,147	2,424,054
JPMorgan Chase & Co.	1,241,123	77,123,383
KeyCorp	285,913	3,159,339
M&T Bank Corp. (a)	53,967	6,380,518
People’s United Financial, Inc. (a)	105,510	1,546,777
PNC Financial Services Group, Inc. (The)	169,478	13,793,814

Banks—(Continued)
Regions Financial Corp.	429,940	3,658,789
SunTrust Banks, Inc.	170,090	6,987,297
U.S. Bancorp	550,808	22,214,087
Wells Fargo & Co.	1,568,134	74,219,782
Zions Bancorporation	69,452	1,745,329

		322,282,362

Beverages—2.3%
Brown-Forman Corp. - Class B (a)	34,112	3,403,013
Coca-Cola Co. (The)	1,321,537	59,905,272
Constellation Brands, Inc. - Class A	59,876	9,903,491
Dr Pepper Snapple Group, Inc.	63,067	6,094,164
Molson Coors Brewing Co. - Class B	62,495	6,320,119
Monster Beverage Corp. (b)	47,783	7,679,206
PepsiCo, Inc.	490,256	51,937,721

		145,242,986

Biotechnology—2.9%
AbbVie, Inc.	548,955	33,985,804
Alexion Pharmaceuticals, Inc. (b)	76,036	8,877,963
Amgen, Inc.	254,974	38,794,294
Biogen, Inc. (b)	74,349	17,979,075
Celgene Corp. (b)	262,911	25,930,912
Gilead Sciences, Inc.	452,040	37,709,177
Regeneron Pharmaceuticals, Inc. (b)	26,474	9,245,515
Vertex Pharmaceuticals, Inc. (b)	83,954	7,221,723

		179,744,463

Building Products—0.1%
Allegion plc	32,493	2,255,989
Fortune Brands Home & Security, Inc. (a)	52,058	3,017,802
Masco Corp.	112,938	3,494,302

		8,768,093

Capital Markets—1.7%
Affiliated Managers Group, Inc. (b)	18,264	2,571,023
Ameriprise Financial, Inc.	56,279	5,056,668
Bank of New York Mellon Corp. (The)	365,577	14,202,666
BlackRock, Inc.	42,696	14,624,661
Charles Schwab Corp. (The)	408,227	10,332,225
E*Trade Financial Corp. (b)	94,604	2,222,248
Franklin Resources, Inc.	125,076	4,173,786
Goldman Sachs Group, Inc. (The)	131,122	19,482,107
Invesco, Ltd.	141,627	3,617,154
Legg Mason, Inc.	35,774	1,054,975
Morgan Stanley	512,814	13,322,908
Northern Trust Corp.	72,795	4,823,397
State Street Corp.	134,387	7,246,147
T. Rowe Price Group, Inc.	84,243	6,147,212

		108,877,177

Chemicals—2.0%
Air Products & Chemicals, Inc.	66,007	9,375,634
Albemarle Corp.	38,115	3,022,901
CF Industries Holdings, Inc.	79,115	1,906,672

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Dow Chemical Co. (The)	381,104	$18,944,680
E.I. du Pont de Nemours & Co.	296,483	19,212,098
Eastman Chemical Co.	50,457	3,426,030
Ecolab, Inc.	89,597	10,626,204
FMC Corp. (a)	45,397	2,102,335
International Flavors & Fragrances, Inc. (a)	27,056	3,410,950
LyondellBasell Industries NV - Class A	115,870	8,623,045
Monsanto Co.	148,272	15,332,808
Mosaic Co. (The) (a)	118,732	3,108,404
PPG Industries, Inc.	90,306	9,405,370
Praxair, Inc.	96,823	10,881,937
Sherwin-Williams Co. (The)	26,685	7,836,584

		127,215,652

Commercial Services & Supplies—0.4%
Cintas Corp. (a)	29,418	2,886,788
Pitney Bowes, Inc.	64,020	1,139,556
Republic Services, Inc.	80,540	4,132,507
Stericycle, Inc. (b)	28,821	3,000,843
Tyco International plc	144,420	6,152,292
Waste Management, Inc.	140,234	9,293,307

		26,605,293

Communications Equipment—1.0%
Cisco Systems, Inc.	1,707,157	48,978,334
F5 Networks, Inc. (b)	22,734	2,588,039
Harris Corp. (a)	42,334	3,532,349
Juniper Networks, Inc.	119,891	2,696,349
Motorola Solutions, Inc.	53,928	3,557,630

		61,352,701

Construction & Engineering—0.1%
Fluor Corp.	47,256	2,328,776
Jacobs Engineering Group, Inc. (b)	41,383	2,061,287
Quanta Services, Inc. (b)	51,263	1,185,200

		5,575,263

Construction Materials—0.2%
Martin Marietta Materials, Inc. (a)	21,562	4,139,904
Vulcan Materials Co.	45,206	5,440,994

		9,580,898

Consumer Finance—0.7%
American Express Co.	274,375	16,671,025
Capital One Financial Corp.	173,814	11,038,927
Discover Financial Services	139,915	7,498,045
Navient Corp.	112,181	1,340,563
Synchrony Financial (b)	283,044	7,155,352

		43,703,912

Containers & Packaging—0.3%
Avery Dennison Corp.	30,269	2,262,608
Ball Corp. (a)	59,042	4,268,146
International Paper Co.	139,558	5,914,468

Containers & Packaging—(Continued)
Owens-Illinois, Inc. (b)	54,957	989,775
Sealed Air Corp.	66,912	3,075,945
WestRock Co.	85,739	3,332,675

		19,843,617

Distributors—0.1%
Genuine Parts Co.	50,784	5,141,880
LKQ Corp. (b)	104,091	3,299,685

		8,441,565

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	76,166	1,751,818

Diversified Financial Services—2.1%
Berkshire Hathaway, Inc. - Class B (b)	636,011	92,088,033
CME Group, Inc.	114,939	11,195,059
Intercontinental Exchange, Inc.	40,406	10,342,320
Leucadia National Corp. (a)	113,141	1,960,733
Moody’s Corp.	57,375	5,376,611
Nasdaq, Inc.	39,087	2,527,756
S&P Global, Inc.	89,809	9,632,913

		133,123,425

Diversified Telecommunication Services—2.9%
AT&T, Inc.	2,089,436	90,284,530
CenturyLink, Inc.	185,338	5,376,655
Frontier Communications Corp. (a)	398,160	1,966,910
Level 3 Communications, Inc. (b)	98,404	5,066,822
Verizon Communications, Inc.	1,383,551	77,257,488

		179,952,405

Electric Utilities—2.2%
Alliant Energy Corp.	77,089	3,060,433
American Electric Power Co., Inc.	166,759	11,688,138
Duke Energy Corp.	233,824	20,059,761
Edison International	110,585	8,589,137
Entergy Corp.	60,667	4,935,260
Eversource Energy	107,664	6,449,074
Exelon Corp.	312,873	11,376,062
FirstEnergy Corp.	144,153	5,032,381
NextEra Energy, Inc.	156,622	20,423,509
PG&E Corp.	168,363	10,761,763
Pinnacle West Capital Corp.	37,722	3,057,745
PPL Corp.	229,765	8,673,629
Southern Co. (The)	318,558	17,084,266
Xcel Energy, Inc.	172,406	7,720,341

		138,911,499

Electrical Equipment—0.5%
Acuity Brands, Inc.	14,877	3,688,901
AMETEK, Inc.	79,222	3,662,433
Eaton Corp. plc	155,452	9,285,148
Emerson Electric Co.	218,362	11,389,762
Rockwell Automation, Inc. (a)	44,212	5,076,422

		33,102,666

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	104,515	$5,991,845
Corning, Inc.	364,989	7,474,975
FLIR Systems, Inc.	46,714	1,445,798
TE Connectivity, Ltd.	121,380	6,932,012

		21,844,630

Energy Equipment & Services—1.1%
Baker Hughes, Inc.	148,634	6,707,852
Diamond Offshore Drilling, Inc.	21,882	532,389
FMC Technologies, Inc. (b)	76,828	2,049,003
Halliburton Co.	291,647	13,208,693
Helmerich & Payne, Inc. (a)	36,670	2,461,657
National Oilwell Varco, Inc. (a)	127,980	4,306,527
Schlumberger, Ltd.	471,623	37,295,947
Transocean, Ltd.	116,517	1,385,387

		67,947,455

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	148,686	23,349,649
CVS Health Corp.	364,539	34,900,964
Kroger Co. (The)	323,729	11,909,990
Sysco Corp.	177,877	9,025,479
Wal-Mart Stores, Inc.	518,339	37,849,114
Walgreens Boots Alliance, Inc.	293,321	24,424,840
Whole Foods Market, Inc. (a)	108,961	3,488,931

		144,948,967

Food Products—1.8%
Archer-Daniels-Midland Co.	199,433	8,553,681
Campbell Soup Co. (a)	60,859	4,048,949
ConAgra Foods, Inc.	148,125	7,081,856
General Mills, Inc.	201,748	14,388,667
Hershey Co. (The) (a)	47,699	5,413,360
Hormel Foods Corp. (a)	91,719	3,356,915
J.M. Smucker Co. (The)	40,621	6,191,047
Kellogg Co.	85,544	6,984,668
Kraft Heinz Co. (The)	202,229	17,893,222
McCormick & Co., Inc.	39,124	4,173,357
Mead Johnson Nutrition Co.	63,356	5,749,557
Mondelez International, Inc. - Class A	526,792	23,974,304
Tyson Foods, Inc. - Class A	102,006	6,812,981

		114,622,564

Gas Utilities—0.0%
AGL Resources, Inc.	40,960	2,702,131

Health Care Equipment & Supplies—2.4%
Abbott Laboratories	498,651	19,601,971
Baxter International, Inc.	187,446	8,476,308
Becton Dickinson & Co.	72,025	12,214,719
Boston Scientific Corp. (b)	460,540	10,762,820
C.R. Bard, Inc.	24,886	5,852,192
DENTSPLY SIRONA, Inc.	79,501	4,932,242
Edwards Lifesciences Corp. (b)	71,875	7,168,094
Hologic, Inc. (b)	82,335	2,848,791

Health Care Equipment & Supplies—(Continued)
Intuitive Surgical, Inc. (b)	12,919	8,544,756
Medtronic plc	477,270	41,412,718
St. Jude Medical, Inc.	96,488	7,526,064
Stryker Corp. (a)	106,625	12,776,873
Varian Medical Systems, Inc. (a) (b)	32,317	2,657,427
Zimmer Biomet Holdings, Inc.	67,624	8,140,577

		152,915,552

Health Care Providers & Services—2.7%
Aetna, Inc.	118,999	14,533,348
AmerisourceBergen Corp.	62,275	4,939,653
Anthem, Inc.	89,250	11,722,095
Cardinal Health, Inc.	110,586	8,626,814
Centene Corp. (b)	57,860	4,129,468
Cigna Corp.	87,064	11,143,321
DaVita HealthCare Partners, Inc. (b)	55,370	4,281,208
Express Scripts Holding Co. (b)	214,782	16,280,476
HCA Holdings, Inc. (b)	102,202	7,870,576
Henry Schein, Inc. (a) (b)	27,855	4,924,764
Humana, Inc.	50,586	9,099,410
Laboratory Corp. of America Holdings (b)	34,756	4,527,664
McKesson Corp.	76,376	14,255,580
Patterson Cos., Inc.	28,251	1,352,940
Quest Diagnostics, Inc.	48,012	3,908,657
UnitedHealth Group, Inc.	322,717	45,567,641
Universal Health Services, Inc. - Class B	30,466	4,085,491

		171,249,106

Health Care Technology—0.1%
Cerner Corp. (a) (b)	102,127	5,984,642

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	148,822	6,577,932
Chipotle Mexican Grill, Inc. (a) (b)	9,912	3,992,157
Darden Restaurants, Inc. (a)	38,711	2,451,955
Marriott International, Inc. - Class A (a)	64,717	4,301,092
McDonald’s Corp.	297,958	35,856,266
Royal Caribbean Cruises, Ltd. (a)	56,983	3,826,408
Starbucks Corp.	497,208	28,400,521
Starwood Hotels & Resorts Worldwide, Inc.	57,208	4,230,532
Wyndham Worldwide Corp. (a)	37,998	2,706,597
Wynn Resorts, Ltd. (a)	27,639	2,505,199
Yum! Brands, Inc.	138,291	11,467,090

		106,315,749

Household Durables—0.5%
DR Horton, Inc.	112,048	3,527,271
Garmin, Ltd.	39,813	1,688,867
Harman International Industries, Inc.	23,947	1,719,874
Leggett & Platt, Inc. (a)	45,592	2,330,207
Lennar Corp. - Class A	62,250	2,869,725
Mohawk Industries, Inc. (b)	21,627	4,103,940
Newell Brands, Inc.	155,003	7,528,496
PulteGroup, Inc.	106,877	2,083,033
Whirlpool Corp.	25,785	4,296,812

		30,148,225

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—2.0%
Church & Dwight Co., Inc.	43,557	$4,481,580
Clorox Co. (The)	43,900	6,075,321
Colgate-Palmolive Co.	303,103	22,187,140
Kimberly-Clark Corp.	122,233	16,804,593
Procter & Gamble Co. (The)	903,471	76,496,889

		126,045,523

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	223,674	2,791,452
NRG Energy, Inc.	106,885	1,602,206

		4,393,658

Industrial Conglomerates—2.5%
3M Co.	205,860	36,050,203
Danaher Corp.	203,365	20,539,865
General Electric Co.	3,121,140	98,253,487
Roper Technologies, Inc.	34,349	5,858,566

		160,702,121

Insurance—2.6%
Aflac, Inc.	140,513	10,139,418
Allstate Corp. (The)	127,065	8,888,197
American International Group, Inc.	379,815	20,088,415
Aon plc	89,917	9,821,634
Arthur J. Gallagher & Co.	60,120	2,861,712
Assurant, Inc.	21,022	1,814,409
Chubb, Ltd.	157,651	20,606,562
Cincinnati Financial Corp.	50,206	3,759,927
Hartford Financial Services Group, Inc. (The)	133,520	5,925,618
Lincoln National Corp.	81,122	3,145,100
Loews Corp.	90,903	3,735,204
Marsh & McLennan Cos., Inc.	176,914	12,111,532
MetLife, Inc. (c)	372,903	14,852,726
Principal Financial Group, Inc.	91,493	3,761,277
Progressive Corp. (The)	197,878	6,628,913
Prudential Financial, Inc.	150,021	10,702,498
Torchmark Corp.	38,084	2,354,353
Travelers Cos., Inc. (The)	99,243	11,813,887
Unum Group	80,699	2,565,421
Willis Towers Watson plc	46,989	5,841,203
XL Group plc	96,621	3,218,446

		164,636,452

Internet & Catalog Retail—2.1%
Amazon.com, Inc. (b)	131,320	93,975,218
Expedia, Inc. (a)	39,787	4,229,358
Netflix, Inc. (a) (b)	145,371	13,298,539
Priceline Group, Inc. (The) (b)	16,849	21,034,460
TripAdvisor, Inc. (a) (b)	38,795	2,494,519

		135,032,094

Internet Software & Services—4.0%
Akamai Technologies, Inc. (a) (b)	59,598	3,333,316
Alphabet, Inc. - Class A (b)	99,678	70,126,463
Alphabet, Inc. - Class C (b) (d)	100,249	69,382,333

Internet Software & Services—(Continued)
eBay, Inc. (b)	358,758	8,398,525
Facebook, Inc. - Class A (b)	784,681	89,673,345
VeriSign, Inc. (a) (b)	32,400	2,801,304
Yahoo!, Inc. (b)	296,623	11,141,160

		254,856,446

IT Services—3.6%
Accenture plc - Class A	211,724	23,986,212
Alliance Data Systems Corp. (b)	20,005	3,919,380
Automatic Data Processing, Inc.	154,615	14,204,480
Cognizant Technology Solutions Corp. - Class A (b)	205,641	11,770,891
CSRA, Inc.	46,558	1,090,854
Fidelity National Information Services, Inc.	94,181	6,939,256
Fiserv, Inc. (b)	75,462	8,204,983
Global Payments, Inc.	52,269	3,730,961
International Business Machines Corp.	299,759	45,497,421
MasterCard, Inc. - Class A	329,504	29,016,122
Paychex, Inc. (a)	108,785	6,472,707
PayPal Holdings, Inc. (b)	374,355	13,667,701
Teradata Corp. (b)	44,123	1,106,164
Total System Services, Inc.	57,334	3,045,009
Visa, Inc. - Class A (a)	646,514	47,951,943
Western Union Co. (The) (a)	166,699	3,197,287
Xerox Corp.	323,197	3,067,140

		226,868,511

Leisure Products—0.1%
Hasbro, Inc.	38,093	3,199,431
Mattel, Inc. (a)	115,552	3,615,622

		6,815,053

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	111,249	4,935,006
Illumina, Inc. (b)	49,962	7,013,666
PerkinElmer, Inc.	37,006	1,939,854
Thermo Fisher Scientific, Inc.	133,564	19,735,417
Waters Corp. (b)	27,473	3,864,077

		37,488,020

Machinery—1.2%
Caterpillar, Inc. (a)	198,174	15,023,571
Cummins, Inc.	53,775	6,046,461
Deere & Co. (a)	101,331	8,211,864
Dover Corp.	52,660	3,650,391
Flowserve Corp. (a)	44,248	1,998,682
Illinois Tool Works, Inc.	109,778	11,434,477
Ingersoll-Rand plc	87,387	5,564,804
PACCAR, Inc.	118,952	6,170,040
Parker-Hannifin Corp.	45,713	4,939,290
Pentair plc	61,337	3,575,334
Snap-on, Inc.	19,736	3,114,736
Stanley Black & Decker, Inc.	50,952	5,666,881
Xylem, Inc.	60,720	2,711,148

		78,107,679

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—2.7%
CBS Corp. - Class B	140,963	$7,674,026
Comcast Corp. - Class A	820,620	53,496,218
Discovery Communications, Inc. - Class A (a) (b)	51,075	1,288,622
Discovery Communications, Inc. - Class C (b)	81,036	1,932,709
Interpublic Group of Cos., Inc. (The)	136,582	3,155,044
News Corp. - Class A	129,172	1,466,102
News Corp. - Class B (a)	36,588	426,982
Omnicom Group, Inc. (a)	80,696	6,575,917
Scripps Networks Interactive, Inc. - Class A (a)	32,253	2,008,394
TEGNA, Inc.	73,852	1,711,151
Time Warner, Inc.	266,913	19,628,782
Twenty-First Century Fox, Inc. - Class A	371,905	10,060,030
Twenty-First Century Fox, Inc. - Class B	146,356	3,988,201
Viacom, Inc. - Class B	117,644	4,878,697
Walt Disney Co. (The)	506,626	49,558,155

		167,849,030

Metals & Mining—0.3%
Alcoa, Inc. (a)	446,366	4,137,813
Freeport-McMoRan, Inc. (a)	424,994	4,734,433
Newmont Mining Corp.	180,069	7,044,299
Nucor Corp.	107,909	5,331,784

		21,248,329

Multi-Utilities—1.2%
Ameren Corp.	82,353	4,412,474
CenterPoint Energy, Inc.	146,158	3,507,792
CMS Energy Corp.	94,749	4,345,189
Consolidated Edison, Inc. (a)	103,236	8,304,304
Dominion Resources, Inc.	209,153	16,299,293
DTE Energy Co.	60,903	6,036,705
NiSource, Inc.	109,136	2,894,287
Public Service Enterprise Group, Inc.	171,719	8,003,823
SCANA Corp.	48,508	3,670,115
Sempra Energy	80,449	9,172,795
TECO Energy, Inc.	79,949	2,209,790
WEC Energy Group, Inc. (a)	107,135	6,995,916

		75,852,483

Multiline Retail—0.6%
Dollar General Corp.	96,318	9,053,892
Dollar Tree, Inc. (b)	79,954	7,534,865
Kohl’s Corp.	62,353	2,364,426
Macy’s, Inc.	104,673	3,518,059
Nordstrom, Inc.	43,561	1,657,496
Target Corp.	200,008	13,964,559

		38,093,297

Oil, Gas & Consumable Fuels—6.2%
Anadarko Petroleum Corp.	173,246	9,225,349
Apache Corp.	128,480	7,152,482
Cabot Oil & Gas Corp.	157,827	4,062,467
Chesapeake Energy Corp. (a) (b)	198,502	849,589

Oil, Gas & Consumable Fuels—(Continued)
Chevron Corp.	639,695	67,059,227
Cimarex Energy Co.	32,182	3,839,956
Columbia Pipeline Group, Inc.	135,711	3,459,273
Concho Resources, Inc. (b)	44,242	5,276,743
ConocoPhillips	420,326	18,326,214
Devon Energy Corp.	177,853	6,447,171
EOG Resources, Inc.	186,772	15,580,520
EQT Corp.	58,629	4,539,643
Exxon Mobil Corp.	1,407,420	131,931,551
Hess Corp.	89,472	5,377,267
Kinder Morgan, Inc.	621,086	11,626,730
Marathon Oil Corp.	287,704	4,318,437
Marathon Petroleum Corp.	179,833	6,826,461
Murphy Oil Corp. (a)	54,938	1,744,282
Newfield Exploration Co. (b)	66,764	2,949,634
Noble Energy, Inc.	145,463	5,217,758
Occidental Petroleum Corp.	259,225	19,587,041
ONEOK, Inc.	71,312	3,383,754
Phillips 66	158,767	12,596,574
Pioneer Natural Resources Co.	55,514	8,394,272
Range Resources Corp.	57,614	2,485,468
Southwestern Energy Co. (b)	160,649	2,020,964
Spectra Energy Corp.	232,230	8,506,585
Tesoro Corp.	40,723	3,050,967
Valero Energy Corp.	159,458	8,132,358
Williams Cos., Inc. (The)	231,826	5,014,396

		388,983,133

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A	75,547	6,876,288

Pharmaceuticals—5.7%
Allergan plc (b)	134,258	31,025,681
Bristol-Myers Squibb Co.	566,587	41,672,474
Eli Lilly & Co.	329,699	25,963,796
Endo International plc (a) (b)	69,529	1,083,957
Johnson & Johnson	933,609	113,246,772
Mallinckrodt plc (b)	37,107	2,255,364
Merck & Co., Inc.	939,508	54,125,056
Mylan NV (b)	144,939	6,267,162
Perrigo Co. plc (a)	48,612	4,407,650
Pfizer, Inc.	2,058,498	72,479,715
Zoetis, Inc.	154,944	7,353,642

		359,881,269

Professional Services—0.3%
Dun & Bradstreet Corp. (The)	12,307	1,499,485
Equifax, Inc.	40,395	5,186,718
Nielsen Holdings plc	122,462	6,364,350
Robert Half International, Inc.	44,571	1,700,829
Verisk Analytics, Inc. (b)	52,512	4,257,673

		19,009,055

Real Estate Investment Trusts—3.1%
American Tower Corp.	144,102	16,371,428

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Apartment Investment & Management Co. - Class A	53,155	$2,347,325
AvalonBay Communities, Inc.	46,555	8,398,056
Boston Properties, Inc.	52,138	6,877,002
Crown Castle International Corp.	114,348	11,598,318
Digital Realty Trust, Inc. (a)	49,833	5,431,299
Equinix, Inc.	23,566	9,137,245
Equity Residential	124,057	8,545,046
Essex Property Trust, Inc.	22,208	5,065,423
Extra Space Storage, Inc.	42,498	3,932,765
Federal Realty Investment Trust	24,066	3,984,126
General Growth Properties, Inc.	197,848	5,899,827
HCP, Inc.	158,536	5,609,004
Host Hotels & Resorts, Inc. (a)	253,649	4,111,650
Iron Mountain, Inc.	81,124	3,231,169
Kimco Realty Corp.	142,435	4,469,610
Macerich Co. (The)	42,840	3,658,108
Prologis, Inc.	178,317	8,744,666
Public Storage	50,021	12,784,867
Realty Income Corp.	87,443	6,065,047
Simon Property Group, Inc.	105,018	22,778,404
SL Green Realty Corp.	34,022	3,622,322
UDR, Inc.	90,670	3,347,536
Ventas, Inc.	114,767	8,357,333
Vornado Realty Trust	60,227	6,029,927
Welltower, Inc.	121,169	9,229,443
Weyerhaeuser Co.	253,567	7,548,690

		197,175,636

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (b)	99,051	2,622,870

Road & Rail—0.8%
CSX Corp.	324,435	8,461,265
J.B. Hunt Transport Services, Inc.	30,207	2,444,652
Kansas City Southern	36,653	3,302,069
Norfolk Southern Corp.	100,378	8,545,179
Ryder System, Inc.	18,227	1,114,399
Union Pacific Corp.	285,459	24,906,298

		48,773,862

Semiconductors & Semiconductor Equipment—2.8%
Analog Devices, Inc.	104,319	5,908,628
Applied Materials, Inc.	369,671	8,861,014
Broadcom, Ltd.	125,898	19,564,549
First Solar, Inc. (a) (b)	26,027	1,261,789
Intel Corp.	1,602,715	52,569,052
KLA-Tencor Corp.	52,849	3,871,189
Lam Research Corp.	54,170	4,553,530
Linear Technology Corp.	81,153	3,776,049
Microchip Technology, Inc. (a)	72,913	3,701,064
Micron Technology, Inc. (b)	351,986	4,843,327
NVIDIA Corp. (a)	172,185	8,094,417
Qorvo, Inc. (b)	43,285	2,391,929
QUALCOMM, Inc.	498,571	26,708,449
Skyworks Solutions, Inc. (a)	64,569	4,085,926

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	340,849	21,354,190
Xilinx, Inc.	86,119	3,972,670

		175,517,772

Software—4.1%
Activision Blizzard, Inc.	172,890	6,851,631
Adobe Systems, Inc. (b)	169,779	16,263,130
Autodesk, Inc. (b)	76,228	4,126,984
CA, Inc.	100,435	3,297,281
Citrix Systems, Inc. (b)	52,644	4,216,258
Electronic Arts, Inc. (b)	102,371	7,755,627
Intuit, Inc.	86,846	9,692,882
Microsoft Corp.	2,667,957	136,519,360
Oracle Corp.	1,056,393	43,238,165
Red Hat, Inc. (b)	61,582	4,470,853
Salesforce.com, Inc. (b)	216,156	17,164,948
Symantec Corp.	207,820	4,268,623

		257,865,742

Specialty Retail—2.5%
Advance Auto Parts, Inc.	24,966	4,035,255
AutoNation, Inc. (a) (b)	24,146	1,134,379
AutoZone, Inc. (b)	10,135	8,045,568
Bed Bath & Beyond, Inc. (a)	52,394	2,264,469
Best Buy Co., Inc. (a)	95,697	2,928,328
CarMax, Inc. (a) (b)	65,788	3,225,586
Foot Locker, Inc.	46,192	2,534,093
Gap, Inc. (The)	76,992	1,633,770
Home Depot, Inc. (The)	422,234	53,915,059
L Brands, Inc. (a)	85,872	5,764,587
Lowe’s Cos., Inc.	300,757	23,810,932
O’Reilly Automotive, Inc. (b)	32,739	8,875,543
Ross Stores, Inc.	136,378	7,731,269
Signet Jewelers, Ltd. (a)	26,476	2,181,887
Staples, Inc.	219,360	1,890,883
Tiffany & Co. (a)	37,212	2,256,536
TJX Cos., Inc. (The)	224,381	17,328,945
Tractor Supply Co.	45,287	4,129,269
Ulta Salon Cosmetics & Fragrance, Inc. (b)	21,198	5,164,681
Urban Outfitters, Inc. (b)	29,415	808,912

		159,659,951

Technology Hardware, Storage & Peripherals—3.5%
Apple, Inc.	1,859,118	177,731,681
EMC Corp.	662,943	18,012,161
Hewlett Packard Enterprise Co.	564,010	10,304,463
HP, Inc.	580,605	7,286,593
NetApp, Inc.	98,119	2,412,746
Seagate Technology plc (a)	101,309	2,467,887
Western Digital Corp. (a)	95,523	4,514,417

		222,729,948

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc. (a)	94,367	3,844,512
Hanesbrands, Inc.	128,134	3,220,007

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Michael Kors Holdings, Ltd. (a) (b)	59,897	$2,963,704
NIKE, Inc. - Class B	451,920	24,945,984
PVH Corp.	27,506	2,591,890
Ralph Lauren Corp. (a)	19,354	1,734,506
Under Armour, Inc. - Class A (a) (b)	62,160	2,494,481
Under Armour, Inc. - Class C (b)	62,477	2,274,160
VF Corp.	113,233	6,962,697

		51,031,941

Tobacco—1.8%
Altria Group, Inc.	664,039	45,792,129
Philip Morris International, Inc.	526,522	53,557,818
Reynolds American, Inc.	280,987	15,153,629

		114,503,576

Trading Companies & Distributors—0.2%
Fastenal Co.	98,051	4,352,484
United Rentals, Inc. (b)	30,039	2,015,617
WW Grainger, Inc. (a)	19,149	4,351,610

		10,719,711

Water Utilities—0.1%
American Water Works Co., Inc.	60,319	5,097,559

Total Common Stocks (Cost $3,592,004,011)		6,181,758,629

Mutual Fund—1.7%

Investment Company Security—1.7%
SPDR S&P 500 ETF Trust (Cost $109,135,135)	523,000	109,584,190

Short-Term Investments—3.9%

Discount Notes—0.5%
Federal Home Loan Bank
0.232%, 07/21/16 (e)	6,400,000	6,399,147
0.265%, 07/20/16 (e)	175,000	174,975
0.269%, 07/19/16 (e)	175,000	174,975
0.372%, 07/12/16 (e)	500,000	499,939
0.390%, 09/07/16 (e)	650,000	649,521
0.392%, 10/07/16 (e)	5,650,000	5,644,002
0.393%, 08/19/16 (e)	5,200,000	5,197,205
0.401%, 09/14/16 (e)	2,225,000	2,223,146
0.437%, 10/12/16 (e)	2,200,000	2,197,262
0.447%, 10/21/16 (e)	6,600,000	6,590,883
0.449%, 08/26/16 (e)	725,000	724,492
0.459%, 07/22/16 (e)	550,000	549,848

		31,025,395

Mutual Fund—3.3%
State Street Navigator Securities Lending MET Portfolio (f)	213,311,587	213,311,587

U.S. Treasury—0.1%
U.S. Treasury Bills
0.179%, 07/07/16 (e)	2,000,000	1,999,931
0.241%, 09/29/16 (e)	1,775,000	1,773,935

		3,773,866

Total Short-Term Investments (Cost $248,110,848)		248,110,848

Total Investments—103.4% (Cost $3,949,249,994) (g)		6,539,453,667
Other assets and liabilities (net)—(3.4)%		(217,551,678)

Net Assets—100.0%		$6,321,901,989

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $313,761,129 and the collateral received consisted of cash in the amount of $213,311,587 and non-cash collateral with a value of $104,494,986. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $13,880,066.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(g)	As of June 30, 2016, the aggregate cost of investments was $3,949,249,994. The aggregate unrealized appreciation and depreciation of investments were $2,710,322,885 and $(120,119,212), respectively, resulting in net unrealized appreciation of $2,590,203,673.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 Index Futures	09/15/16	60	USD	31,636,666	$(283,666)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,181,758,629	$—	$—	$6,181,758,629
Total Mutual Fund*	109,584,190	—	—	109,584,190
Short-Term Investments
Discount Notes	—	31,025,395	—	31,025,395
Mutual Fund	213,311,587	—	—	213,311,587
U.S. Treasury	—	3,773,866	—	3,773,866
Total Short-Term Investments	213,311,587	34,799,261	—	248,110,848
Total Investments	$6,504,654,406	$34,799,261	$—	$6,539,453,667

Collateral for Securities Loaned (Liability)	$—	$(213,311,587)	$—	$(213,311,587)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(283,666)	$—	$—	$(283,666)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$6,524,600,941
Affiliated investments at value (c)	14,852,726
Cash	283,148
Receivable for:
Fund shares sold	895,944
Dividends	7,575,183
Variation margin on futures contracts	351,000
Prepaid expenses	40,063

Total Assets	6,548,599,005
Liabilities
Collateral for securities loaned	213,311,587
Payables for:
Investments purchased	7,252,612
Fund shares redeemed	3,763,937
Accrued Expenses:
Management fees	1,221,173
Distribution and service fees	415,595
Deferred trustees’ fees	98,012
Other expenses	634,100

Total Liabilities	226,697,016

Net Assets	$6,321,901,989

Net Assets Consist of:
Paid in surplus	$3,692,297,796
Undistributed net investment income	61,071,748
Accumulated net realized loss	(21,387,562)
Unrealized appreciation on investments, affiliated investments and futures contracts	2,589,920,007

Net Assets	$6,321,901,989

Net Assets
Class A	$4,175,902,176
Class B	1,922,017,959
Class D	69,603,810
Class E	141,618,644
Class G	12,759,400
Capital Shares Outstanding*
Class A	97,693,663
Class B	46,587,024
Class D	1,632,042
Class E	3,333,701
Class G	309,730
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$42.74
Class B	41.26
Class D	42.65
Class E	42.48
Class G	41.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,933,964,682.
(b)	Includes securities loaned at value of $313,761,129.
(c)	Identified cost of affiliated investments was $15,285,312.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$69,436,058
Dividends from affiliated investments	290,881
Interest	56,493
Securities lending income	430,253

Total investment income	70,213,685
Expenses
Management fees	7,583,557
Administration fees	76,482
Custodian and accounting fees	158,697
Distribution and service fees—Class B	2,300,466
Distribution and service fees—Class D	36,738
Distribution and service fees—Class E	103,362
Distribution and service fees—Class G	15,918
Audit and tax services	20,230
Legal	13,696
Trustees’ fees and expenses	15,988
Shareholder reporting	254,160
Insurance	20,892
Miscellaneous	101,888

Total expenses	10,702,074
Less management fee waiver	(367,992)

Net expenses	10,334,082

Net Investment Income	59,879,603

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	107,517,353
Affiliated investments	(40,711)
Futures contracts	1,153,588

Net realized gain	108,630,230

Net change in unrealized appreciation (depreciation) on:
Investments	56,980,859
Affiliated investments	(3,093,514)
Futures contracts	(54,750)

Net change in unrealized appreciation	53,832,595

Net realized and unrealized gain	162,462,825

Net Increase in Net Assets From Operations	$222,342,428

(a)	Net of foreign withholding taxes of $21,067.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,879,603	$116,616,898
Net realized gain	108,630,230	285,658,755
Net change in unrealized appreciation (depreciation)	53,832,595	(327,512,527)

Increase in net assets from operations	222,342,428	74,763,126

From Distributions to Shareholders
Net investment income
Class A	(82,857,392)	(73,614,161)
Class B	(34,449,077)	(30,456,704)
Class D	(1,352,543)	(1,804,092)
Class E	(2,620,458)	(2,445,450)
Class G	(221,158)	(50,027)
Net realized capital gains
Class A	(181,662,999)	(177,074,360)
Class B	(86,318,673)	(85,896,734)
Class D	(3,124,405)	(4,613,354)
Class E	(6,212,616)	(6,448,300)
Class G	(570,749)	(146,175)

Total distributions	(399,390,070)	(382,549,357)

Increase (decrease) in net assets from capital share transactions	262,337,289	(81,924,353)

Total increase (decrease) in net assets	85,289,647	(389,710,584)

Net Assets
Beginning of period	6,236,612,342	6,626,322,926

End of period	$6,321,901,989	$6,236,612,342

Undistributed net investment income
End of period	$61,071,748	$122,692,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,903,809	$125,829,198	4,408,353	$197,974,631
Reinvestments	6,272,715	264,520,391	5,596,975	250,688,521
Redemptions	(4,769,409)	(207,283,332)	(9,668,977)	(436,539,916)

Net increase	4,407,115	$183,066,257	336,351	$12,123,236

Class B
Sales	1,811,100	$76,103,035	2,909,978	$126,781,458
Reinvestments	2,967,266	120,767,750	2,685,287	116,353,438
Redemptions	(2,658,905)	(112,159,482)	(6,413,569)	(280,296,296)

Net increase (decrease)	2,119,461	$84,711,303	(818,304)	$(37,161,400)

Class D
Sales	154,411	$6,762,489	171,240	$7,839,888
Reinvestments	106,417	4,476,948	143,599	6,417,446
Redemptions	(542,855)	(23,272,384)	(1,514,796)	(68,755,233)

Net decrease	(282,027)	$(12,032,947)	(1,199,957)	$(54,497,899)

Class E
Sales	34,849	$1,477,412	81,125	$3,612,139
Reinvestments	210,763	8,833,074	199,725	8,893,750
Redemptions	(192,541)	(8,265,467)	(514,709)	(23,229,019)

Net increase (decrease)	53,071	$2,045,019	(233,859)	$(10,723,130)

Class G
Sales	100,076	$4,120,337	248,691	$10,694,963
Reinvestments	19,486	791,907	4,535	196,202
Redemptions	(8,925)	(364,587)	(62,418)	(2,556,325)

Net increase	110,637	$4,547,657	190,808	$8,334,840

Increase (decrease) derived from capital shares transactions		$262,337,289		$(81,924,353)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.04		$46.21	$42.58	$33.42	$29.60	$29.71

Income (Loss) from Investment Operations
Net investment income (a)	0.44		0.85	0.79	0.71	0.67	0.55
Net realized and unrealized gain (loss) on investments	1.14		(0.26)	4.66	9.72	3.95	0.02

Total from investment operations	1.58		0.59	5.45	10.43	4.62	0.57

Less Distributions
Distributions from net investment income	(0.90)		(0.81)	(0.74)	(0.70)	(0.57)	(0.50)
Distributions from net realized capital gains	(1.98)		(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.88)		(2.76)	(1.82)	(1.27)	(0.80)	(0.68)

Net Asset Value, End of Period	$42.74		$44.04	$46.21	$42.58	$33.42	$29.60

Total Return (%) (b)	3.69	(c)	1.17	13.36	32.02	15.76	1.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	(d)	0.27	0.27	0.27	0.28	0.27
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.26	0.26	0.26	0.27	0.26
Ratio of net investment income to average net assets (%)	2.06	(d)	1.88	1.81	1.87	2.08	1.85
Portfolio turnover rate (%)	5	(c)	9	12	12	12	11
Net assets, end of period (in millions)	$4,175.9		$4,108.5	$4,295.4	$4,059.9	$3,303.3	$2,925.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.55		$44.73	$41.27	$32.43	$28.76	$28.89

Income (Loss) from Investment Operations
Net investment income (a)	0.38		0.71	0.66	0.60	0.57	0.47
Net realized and unrealized gain (loss) on investments	1.10		(0.25)	4.52	9.43	3.83	0.02

Total from investment operations	1.48		0.46	5.18	10.03	4.40	0.49

Less Distributions
Distributions from net investment income	(0.79)		(0.69)	(0.64)	(0.62)	(0.50)	(0.44)
Distributions from net realized capital gains	(1.98)		(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.77)		(2.64)	(1.72)	(1.19)	(0.73)	(0.62)

Net Asset Value, End of Period	$41.26		$42.55	$44.73	$41.27	$32.43	$28.76

Total Return (%) (b)	3.58	(c)	0.91	13.10	31.70	15.43	1.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.52	0.52	0.52	0.53	0.52
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.51	0.51	0.51	0.52	0.51
Ratio of net investment income to average net assets (%)	1.80	(d)	1.63	1.56	1.62	1.83	1.61
Portfolio turnover rate (%)	5	(c)	9	12	12	12	11
Net assets, end of period (in millions)	$1,922.0		$1,892.0	$2,025.6	$1,928.0	$1,615.0	$1,454.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data	Class D
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$43.93		$46.10	$42.46	$33.32	$29.52	$29.63

Income (Loss) from Investment Operations
Net investment income (a)	0.42		0.80	0.73	0.66	0.63	0.52
Net realized and unrealized gain (loss) on investments	1.14		(0.26)	4.67	9.71	3.94	0.02

Total from investment operations	1.56		0.54	5.40	10.37	4.57	0.54

Less Distributions
Distributions from net investment income	(0.86)		(0.76)	(0.68)	(0.66)	(0.54)	(0.47)
Distributions from net realized capital gains	(1.98)		(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.84)		(2.71)	(1.76)	(1.23)	(0.77)	(0.65)

Net Asset Value, End of Period	$42.65		$43.93	$46.10	$42.46	$33.32	$29.52

Total Return (%) (b)	3.64	(c)	1.07	13.26	31.91	15.62	1.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.37	0.37	0.37	0.38	0.37
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.36	0.36	0.37	0.36
Ratio of net investment income to average net assets (%)	1.95	(d)	1.76	1.70	1.77	1.97	1.75
Portfolio turnover rate (%)	5	(c)	9	12	12	12	11
Net assets, end of period (in millions)	$69.6		$84.1	$143.5	$237.5	$297.3	$308.6

	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$43.75		$45.92	$42.32	$33.22	$29.44	$29.55

Income (Loss) from Investment Operations
Net investment income (a)	0.41		0.78	0.72	0.65	0.62	0.50
Net realized and unrealized gain (loss) on investments	1.14		(0.26)	4.64	9.67	3.92	0.03

Total from investment operations	1.55		0.52	5.36	10.32	4.54	0.53

Less Distributions
Distributions from net investment income	(0.84)		(0.74)	(0.68)	(0.65)	(0.53)	(0.46)
Distributions from net realized capital gains	(1.98)		(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.82)		(2.69)	(1.76)	(1.22)	(0.76)	(0.64)

Net Asset Value, End of Period	$42.48		$43.75	$45.92	$42.32	$33.22	$29.44

Total Return (%) (b)	3.63	(c)	1.02	13.20	31.83	15.54	1.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(d)	0.42	0.42	0.42	0.43	0.42
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.41	0.41	0.41	0.42	0.41
Ratio of net investment income to average net assets (%)	1.90	(d)	1.73	1.66	1.72	1.92	1.69
Portfolio turnover rate (%)	5	(c)	9	12	12	12	11
Net assets, end of period (in millions)	$141.6		$143.5	$161.4	$164.9	$147.9	$147.0

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data	Class G
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(f)
Net Asset Value, Beginning of Period	$42.48		$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.70	0.09
Net realized and unrealized gain (loss) on investments	1.10		(0.24)	0.45

Total from investment operations	1.47		0.46	0.54

Less Distributions
Distributions from net investment income	(0.77)		(0.67)	0.00
Distributions from net realized capital gains	(1.98)		(1.95)	0.00

Total distributions	(2.75)		(2.62)	0.00

Net Asset Value, End of Period	$41.20		$42.48	$44.64

Total Return (%) (b)	3.55	(c)	0.91	1.22	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.57	0.58	(d)
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.57	(d)
Ratio of net investment income to average net assets (%)	1.76	(d)	1.64	1.54	(d)
Portfolio turnover rate (%)	5	(c)	9	12
Net assets, end of period (in millions)	$12.8		$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$283,666

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,153,588

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(54,750)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$288,866,443	$0	$349,514,737

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $7,583,557.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2016 were $238,693.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized (Loss) on shares sold	Income earned from affiliates during the period
MetLife, Inc.	380,176	2,115	(9,388)	372,903	$(40,711)	$290,881

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$114,006,177	$122,649,589	$268,543,180	$141,997,359	$382,549,357	$264,646,948

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$131,448,760	$268,173,399	$2,407,127,467	$—	$2,806,749,626

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, E and F shares of the MFS Total Return Portfolio returned 5.70%, 5.57%, 5.62%, and 5.59%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 3.84% and 5.31%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 4.52%.

MARKET ENVIRONMENT/CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period with EM economies proved to be particularly lackluster. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. The U.S. Federal Reserve indicated that its monetary policy tightening cycle would be more gradual than earlier anticipated. In late June, the United Kingdom voted to leave the European Union, in what may have begun a multi-year process of negotiation in order to achieve “Brexit”.

U.S. earnings headwinds expanded beyond the Energy, Materials and Industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well amid a modest increase in real wages and falling gasoline prices. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persisted. Structural factors such as floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed its benchmark for the period. Within the equity portion of the Portfolio, a combination of strong stock selection and an underweight allocation in the Information Technology sector contributed to performance relative to the S&P 500 Index. Underweight positions in computer and personal electronics maker Apple, internet search giant Alphabet and software company Microsoft aided relative performance. Security selection in the Industrials sector further supported relative results. The Portfolio’s overweight positions in manufacturing conglomerate Tyco International and global security company Northrop Grumman boosted relative performance. Stock selection in the Consumer Staples sector added relative value over the period. Overweight positions in tobacco company Philip Morris International and global food company General Mills contributed to relative results.

Elsewhere, overweight positions in utility services provider Exelon and telecommunications services company Verizon Communications aided relative performance. Additionally, an underweight position in banking services provider Bank of America also helped relative returns.

Within the fixed income portion of the Portfolio, performance relative to the Barclays U.S. Aggregate Bond Index was boosted through security selection within the U.S. Corporate, Commercial Mortgage-Backed Securities (CMBS) and U.S. Agency sectors. A greater than benchmark exposure to the Finance sector and lesser exposure to the Mortgage-Backed Securities (MBS) sector aided relative returns.

Within the equity portion of the Portfolio, a combination of weak stock selection and an overweight allocation to the Financials sector held back performance relative to the S&P 500 Index. Overweight positions in financial services firms JPMorgan Chase, Wells Fargo and Goldman Sachs Group and insurance provider Prudential Financial detracted from relative results. Further, holding of Swiss-based banking firm UBS (Switzerland) also weighed on relative performance.

Elsewhere, the Portfolio’s underweight positions in telecommunications services provider AT&T and integrated oil and gas company Exxon Mobil, and overweight positions in independent oil refiner Valero Energy and automotive components manufacturer Delphi Automotive dampened relative performance. Not owning health insurance and Medicare/Medicaid provider UnitedHealth Group also detracted from relative results.

Within the fixed income portion of the Portfolio, lesser exposure to Industrial and Utility sectors detracted from relative returns. These sectors, which contain commodity- and energy-sensitive companies, experienced strong performance during the 6-month period amid a rebound in oil and commodity prices. Relative to being underweight these sectors, the Portfolio was overweight financial institutions, which we believe offer attractive spreads, and solid fundamentals. However, the sector lagged Utilities and Industrials, weighing on relative performance during the period.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*—(Continued)

Over the trailing six months ending June 30, 2016, the equity portion of the Portfolio increased its weighting in Consumer Staples, Energy, and Industrials while reducing its exposure to Consumer Discretionary, Financials, and Information Technology. The Portfolio’s weighting within fixed income has remained relatively the same.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	5.70	4.39	8.35	6.18
Class B	5.57	4.12	8.08	5.91
Class E	5.62	4.23	8.19	6.02
Class F	5.59	4.18	8.13	5.96
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	5.13
S&P 500 Index	3.84	3.99	12.09	7.42

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Sectors

% of Net Assets
Financials	13.0
Industrials	8.6
Health Care	8.1
Consumer Staples	7.5
Consumer Discretionary	6.3

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.3
Corporate Bonds & Notes	12.1
Mortgage-Backed Securities	1.9
Asset-Backed Securities	1.0
Municipals	0.2

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.3
Philip Morris International, Inc.	1.7
Johnson & Johnson	1.3
Verizon Communications, Inc.	1.2
Travelers Cos., Inc. (The)	1.2

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	8.8
Fannie Mae 30 Yr. Pool	5.2
U.S. Treasury Bonds	3.7
Freddie Mac 30 Yr. Gold Pool	2.7
Freddie Mac Multifamily Structured Pass-Through Certificates	1.0

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.62%	$1,000.00	$1,057.00	$3.17
	Hypothetical*	0.62%	$1,000.00	$1,021.78	$3.12

Class B	Actual	0.87%	$1,000.00	$1,055.70	$4.45
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

Class E	Actual	0.77%	$1,000.00	$1,056.20	$3.94
	Hypothetical*	0.77%	$1,000.00	$1,021.03	$3.87

Class F	Actual	0.82%	$1,000.00	$1,055.90	$4.19
	Hypothetical*	0.82%	$1,000.00	$1,020.79	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—58.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
Boeing Co. (The)	3,376	$438,441
Honeywell International, Inc.	63,812	7,422,612
Lockheed Martin Corp.	20,356	5,051,748
Northrop Grumman Corp.	27,285	6,064,910
Orbital ATK, Inc.	4,246	361,504
United Technologies Corp.	61,534	6,310,312

		25,649,527

Air Freight & Logistics—0.4%
United Parcel Service, Inc. - Class B	35,281	3,800,469

Airlines—0.2%
Delta Air Lines, Inc.	58,005	2,113,122

Auto Components—0.8%
Delphi Automotive plc	30,163	1,888,204
Johnson Controls, Inc.	74,725	3,307,328
Magna International, Inc.	47,883	1,680,788

		6,876,320

Automobiles—0.5%
General Motors Co.	42,419	1,200,458
Harley-Davidson, Inc. (a)	16,062	727,609
Hyundai Motor Co.	9,029	1,069,534
Kia Motors Corp.	44,293	1,668,199

		4,665,800

Banks—5.3%
Bank of America Corp.	132,379	1,756,669
BB&T Corp.	62,265	2,217,257
BNP Paribas S.A.	12,264	551,365
BOC Hong Kong Holdings, Ltd.	170,500	514,298
Citigroup, Inc.	58,519	2,480,620
HSBC Holdings plc (a)	142,421	889,712
JPMorgan Chase & Co.	321,108	19,953,651
PNC Financial Services Group, Inc. (The)	38,407	3,125,946
Sumitomo Mitsui Financial Group, Inc.	45,500	1,304,497
SunTrust Banks, Inc.	19,013	781,054
U.S. Bancorp	127,497	5,141,954
Wells Fargo & Co.	150,227	7,110,244

		45,827,267

Beverages—0.5%
Coca-Cola Co. (The)	24,488	1,110,041
Diageo plc	113,514	3,176,259

		4,286,300

Biotechnology—0.2%
Celgene Corp. (b)	6,976	688,043
Gilead Sciences, Inc.	11,971	998,621

		1,686,664

Building Products—0.4%
Owens Corning (a)	71,268	3,671,727

Capital Markets—2.5%
Bank of New York Mellon Corp. (The)	127,759	$4,963,437
BlackRock, Inc.	8,558	2,931,372
Blackstone Group L.P. (The)	22,887	561,647
Charles Schwab Corp. (The)	34,052	861,856
Franklin Resources, Inc.	66,224	2,209,895
Goldman Sachs Group, Inc. (The)	33,160	4,926,913
Morgan Stanley	48,345	1,256,003
State Street Corp.	47,468	2,559,474
UBS Group AG	98,685	1,276,846

		21,547,443

Chemicals—1.9%
Axalta Coating Systems, Ltd. (b)	52,341	1,388,607
Celanese Corp. - Series A	17,480	1,144,066
E.I. du Pont de Nemours & Co.	32,868	2,129,846
LyondellBasell Industries NV - Class A	36,732	2,733,595
Monsanto Co.	18,355	1,898,091
PPG Industries, Inc.	61,085	6,362,003
Praxair, Inc.	6,123	688,164

		16,344,372

Commercial Services & Supplies—0.5%
Transcontinental, Inc.- Class A	40,080	543,211
Tyco International plc	91,207	3,885,418

		4,428,629

Communications Equipment—0.8%
Cisco Systems, Inc.	172,595	4,951,751
Motorola Solutions, Inc.	23,849	1,573,318

		6,525,069

Consumer Finance—0.5%
American Express Co.	44,569	2,708,013
Discover Financial Services	35,782	1,917,557

		4,625,570

Containers & Packaging—0.1%
Crown Holdings, Inc. (b)	16,461	834,079

Distributors—0.1%
LKQ Corp. (b)	35,074	1,111,846

Diversified Financial Services—0.3%
Moody’s Corp. (a)	8,131	761,956
Nasdaq, Inc.	25,929	1,676,828
S&P Global, Inc.	3,283	352,135

		2,790,919

Diversified Telecommunication Services—1.6%
AT&T, Inc.	24,587	1,062,404
Frontier Communications Corp. (a)	161,571	798,161
TDC A/S	138,749	679,140
Telefonica Brasil S.A. (ADR)	93,842	1,276,251
Verizon Communications, Inc.	182,938	10,215,258

		14,031,214

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—1.5%
American Electric Power Co., Inc.	35,425	$2,482,938
Duke Energy Corp.	26,856	2,303,976
Exelon Corp.	101,863	3,703,739
PPL Corp.	95,499	3,605,087
SSE plc	41,029	857,912
Xcel Energy, Inc.	9,393	420,619

		13,374,271

Electrical Equipment—0.3%
Eaton Corp. plc	44,792	2,675,426

Energy Equipment & Services—0.4%
National Oilwell Varco, Inc. (a)	19,357	651,363
Schlumberger, Ltd.	33,429	2,643,565

		3,294,928

Food & Staples Retailing—1.1%
CVS Health Corp.	85,244	8,161,261
Kroger Co. (The)	30,273	1,113,744
Lawson, Inc.	7,900	626,299

		9,901,304

Food Products—2.4%
Archer-Daniels-Midland Co.	100,799	4,323,269
Danone S.A.	31,311	2,207,822
Dean Foods Co. (a)	18,122	327,827
General Mills, Inc.	65,333	4,659,550
J.M. Smucker Co. (The)	6,405	976,186
Kellogg Co.	18,316	1,495,501
Marine Harvest ASA (b)	76,258	1,282,715
Mondelez International, Inc. - Class A	26,910	1,224,674
Nestle S.A.	55,558	4,285,504

		20,783,048

Health Care Equipment & Supplies—2.0%
Abbott Laboratories	131,570	5,172,017
Cooper Cos., Inc. (The) (a)	7,925	1,359,692
Medtronic plc	76,370	6,626,625
St. Jude Medical, Inc.	31,233	2,436,174
Zimmer Biomet Holdings, Inc.	14,404	1,733,953

		17,328,461

Health Care Providers & Services—0.6%
Cigna Corp.	13,066	1,672,317
Express Scripts Holding Co. (b)	15,554	1,178,993
HCA Holdings, Inc. (b)	5,986	460,982
McKesson Corp.	10,049	1,875,646

		5,187,938

Hotels, Restaurants & Leisure—0.3%
Aramark	35,974	1,202,251
Hilton Worldwide Holdings, Inc. (a)	26,369	594,094
Yum! Brands, Inc.	7,950	659,214

		2,455,559

Household Durables—0.1%
Bellway plc	16,724	422,834
Newell Brands, Inc.	12,454	604,891

		1,027,725

Household Products—0.5%
Kimberly-Clark Corp.	10,470	1,439,416
Procter & Gamble Co. (The)	24,897	2,108,029
Reckitt Benckiser Group plc	11,231	1,129,901

		4,677,346

Industrial Conglomerates—1.7%
3M Co.	37,335	6,538,105
Danaher Corp.	78,504	7,928,904

		14,467,009

Insurance—3.7%
Aon plc	39,905	4,358,823
Chubb, Ltd.	57,968	7,576,997
Prudential Financial, Inc.	67,848	4,840,276
Sony Financial Holdings, Inc.	43,800	491,633
Travelers Cos., Inc. (The)	84,143	10,016,383
Validus Holdings, Ltd.	54,855	2,665,405
Zurich Insurance Group AG (b)	8,959	2,216,646

		32,166,163

Internet & Catalog Retail—0.5%
Amazon.com, Inc. (b)	5,985	4,282,986

Internet Software & Services—0.5%
Alphabet, Inc. - Class A (b)	1,499	1,054,592
Facebook, Inc. - Class A (b)	29,904	3,417,429

		4,472,021

IT Services—2.6%
Accenture plc - Class A	66,234	7,503,650
Cognizant Technology Solutions Corp. - Class A (b)	9,859	564,329
Fidelity National Information Services, Inc.	21,916	1,614,771
Fiserv, Inc. (b)	7,833	851,682
Global Payments, Inc.	47,139	3,364,782
International Business Machines Corp.	33,213	5,041,069
Sabre Corp.	49,751	1,332,829
Visa, Inc. - Class A (a)	32,005	2,373,811

		22,646,923

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	38,081	5,626,849

Machinery—1.5%
Allison Transmission Holdings, Inc.	74,518	2,103,643
Caterpillar, Inc. (a)	7,059	535,143
Cummins, Inc. (a)	13,158	1,479,485
Deere & Co. (a)	21,217	1,719,426
Illinois Tool Works, Inc.	32,225	3,356,556
Ingersoll-Rand plc	10,125	644,760
Pentair plc	26,124	1,522,768
Stanley Black & Decker, Inc.	15,646	1,740,148

		13,101,929

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—2.7%
Charter Communications, Inc. - Class A (b)	18,233	$4,168,793
Comcast Corp. - Class A	144,682	9,431,820
Omnicom Group, Inc. (a)	45,031	3,669,576
Time Warner, Inc.	50,883	3,741,936
Time, Inc.	1,757	28,920
Twenty-First Century Fox, Inc. - Class A	37,517	1,014,835
Viacom, Inc. - Class B	9,220	382,353
Walt Disney Co. (The)	12,033	1,177,068

		23,615,301

Metals & Mining—0.3%
Rio Tinto plc	68,731	2,124,484

Multi-Utilities—0.3%
Engie S.A.	73,686	1,189,180
Public Service Enterprise Group, Inc. (a)	24,171	1,126,610

		2,315,790

Multiline Retail—0.9%
Kohl’s Corp. (a)	22,799	864,538
Target Corp.	93,293	6,513,717

		7,378,255

Oil, Gas & Consumable Fuels—3.6%
Anadarko Petroleum Corp.	27,509	1,464,854
BP plc	482,714	2,818,727
Canadian Natural Resources, Ltd. (a)	21,377	659,053
Chevron Corp.	35,312	3,701,757
Enterprise Products Partners L.P.	21,587	631,636
EOG Resources, Inc.	35,693	2,977,510
EQT Corp.	19,436	1,504,929
Exxon Mobil Corp.	53,406	5,006,278
Hess Corp.	23,889	1,435,729
Marathon Petroleum Corp.	19,711	748,230
Noble Energy, Inc.	36,673	1,315,461
Occidental Petroleum Corp.	45,760	3,457,626
Plains All American Pipeline L.P.	20,725	569,730
Rice Energy, Inc. (a)(b)	42,983	947,345
Valero Energy Corp.	68,326	3,484,626
Williams Partners L.P.	25,772	892,742

		31,616,233

Pharmaceuticals—4.6%
Allergan plc (b)	5,038	1,164,232
Bayer AG	29,098	2,927,613
Bristol-Myers Squibb Co.	34,107	2,508,570
Eli Lilly & Co.	72,103	5,678,111
Johnson & Johnson	92,249	11,189,804
Merck & Co., Inc.	166,356	9,583,769
Novartis AG	5,745	472,605
Pfizer, Inc.	172,354	6,068,584
Roche Holding AG	1,650	435,651

		40,028,939

Professional Services—0.1%
Equifax, Inc.	3,232	414,989

Real Estate Investment Trusts—0.6%
Hospitality Properties Trust	27,608	795,110
Medical Properties Trust, Inc. (a)	54,041	821,964
Mid-America Apartment Communities, Inc. (a)	19,157	2,038,305
Starwood Property Trust, Inc.	36,838	763,283
STORE Capital Corp. (a)	39,377	1,159,653

		5,578,315

Road & Rail—0.4%
Canadian National Railway Co. (a)	14,709	868,714
Union Pacific Corp.	29,065	2,535,921

		3,404,635

Semiconductors & Semiconductor Equipment—1.1%
Analog Devices, Inc.	9,194	520,748
Intel Corp.	32,446	1,064,229
Maxim Integrated Products, Inc.	28,697	1,024,196
Microchip Technology, Inc. (a)	12,776	648,510
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	100,639	2,639,761
Texas Instruments, Inc.	60,480	3,789,072

		9,686,516

Software—1.0%
Activision Blizzard, Inc.	38,193	1,513,589
CA, Inc.	34,013	1,116,647
Microsoft Corp.	59,137	3,026,040
Oracle Corp.	67,000	2,742,310

		8,398,586

Specialty Retail—0.4%
Abercrombie & Fitch Co. - Class A	41,753	743,621
Advance Auto Parts, Inc.	3,406	550,512
American Eagle Outfitters, Inc. (a)	80,777	1,286,777
Best Buy Co., Inc. (a)	23,202	709,981

		3,290,891

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc.	8,962	856,767
Hewlett Packard Enterprise Co. (a)	44,314	809,617

		1,666,384

Tobacco—2.6%
Altria Group, Inc.	91,261	6,293,358
Japan Tobacco, Inc. (a)	22,900	917,388
Philip Morris International, Inc.	142,136	14,458,074
Reynolds American, Inc.	18,104	976,349

		22,645,169

Trading Companies & Distributors—0.1%
MSC Industrial Direct Co., Inc. - Class A	10,816	763,177

Wireless Telecommunication Services—0.0%
Vodafone Group plc	124,224	378,161

Total Common Stocks (Cost $406,066,789)		511,592,048

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—24.3%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—11.7%
Fannie Mae 15 Yr. Pool 3.000%, 03/01/27	134,509	$141,278
3.000%, 04/01/27	405,831	426,315
3.000%, 04/01/30	370,813	388,958
3.000%, 05/01/30	765,494	802,954
3.000%, 10/01/30	1,079,590	1,132,420
3.000%, 11/01/30	398,400	418,147
3.000%, 12/01/30	674,894	708,432
3.000%, TBA (c)	588,000	616,435
3.500%, TBA (c)	2,034,000	2,155,276
4.500%, 04/01/18	10,154	10,418
4.500%, 06/01/18	31,941	32,818
4.500%, 07/01/18	25,238	25,887
4.500%, 03/01/19	50,200	51,600
4.500%, 06/01/19	32,449	33,310
4.500%, 04/01/20	37,012	38,503
4.500%, 07/01/20	18,893	19,555
5.000%, 11/01/17	18,439	18,928
5.000%, 02/01/18	57,168	58,700
5.000%, 12/01/18	117,715	121,476
5.000%, 07/01/19	68,907	71,078
5.000%, 07/01/20	46,198	47,528
5.000%, 08/01/20	31,033	32,767
5.000%, 12/01/20	93,521	98,622
5.500%, 11/01/17	26,883	27,424
5.500%, 12/01/17	4,434	4,532
5.500%, 01/01/18	27,341	27,935
5.500%, 02/01/18	17,400	17,734
5.500%, 06/01/19	76,578	79,890
5.500%, 07/01/19	67,432	70,451
5.500%, 08/01/19	17,411	18,121
5.500%, 09/01/19	68,958	72,156
5.500%, 01/01/21	38,731	41,236
5.500%, 03/01/21	11,472	12,255
6.000%, 07/01/16	78	78
6.000%, 01/01/17	4,076	4,091
6.000%, 02/01/17	6,023	6,082
6.000%, 07/01/17	10,532	10,684
6.000%, 08/01/17	1,560	1,586
6.000%, 09/01/17	14,089	14,324
6.000%, 03/01/18	1,856	1,895
6.000%, 11/01/18	9,588	9,809
6.000%, 01/01/21	51,057	54,356
6.000%, 05/01/21	15,427	16,263
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	28,306	32,323
Fannie Mae 30 Yr. Pool 3.500%, 11/01/41	66,864	70,574
3.500%, 01/01/42	875,021	936,223
3.500%, 01/01/43	304,114	321,647
3.500%, 04/01/43	972,069	1,027,963
3.500%, 05/01/43	1,677,015	1,773,397
3.500%, 06/01/43	594,226	629,253
3.500%, 07/01/43	1,598,128	1,689,869
3.500%, 08/01/43	500,926	529,680
3.500%, 09/01/43	2,261,363	2,390,352

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 09/01/45	1,853,410	1,957,002
3.500%, 10/01/45	743,665	785,554
4.000%, 09/01/40	1,971,038	2,120,826
4.000%, 11/01/40	401,115	431,528
4.000%, 12/01/40	928,874	999,719
4.000%, 02/01/41	1,063,323	1,143,708
4.000%, 06/01/41	868,276	933,233
4.000%, 11/01/41	362,484	389,666
4.000%, 01/01/42	2,528,294	2,718,095
4.000%, 04/01/42	305,726	330,822
4.000%, 10/01/42	280,125	302,448
4.000%, 12/01/42	324,636	350,184
4.000%, 01/01/43	379,102	406,908
4.000%, 04/01/43	97,855	105,125
4.000%, 05/01/43	531,369	571,131
4.000%, 06/01/43	475,498	510,881
4.000%, 07/01/43	492,533	528,940
4.000%, 11/01/44	803,296	860,934
4.000%, 02/01/45	648,315	694,833
4.500%, 08/01/33	228,504	250,367
4.500%, 03/01/34	678,839	745,115
4.500%, 01/01/40	242,830	265,954
4.500%, 08/01/40	57,151	62,631
4.500%, 02/01/41	364,253	401,091
4.500%, 04/01/41	644,413	708,254
4.500%, 11/01/42	230,508	252,611
4.500%, 01/01/43	517,410	566,924
4.500%, 04/01/44	2,902,217	3,178,613
4.500%, 06/01/44	302,466	331,127
5.000%, 11/01/33	128,916	143,911
5.000%, 03/01/34	109,095	121,787
5.000%, 05/01/34	46,266	51,639
5.000%, 08/01/34	45,726	51,024
5.000%, 09/01/34	171,050	190,897
5.000%, 06/01/35	114,130	126,979
5.000%, 07/01/35	343,335	381,769
5.000%, 08/01/35	108,498	120,806
5.000%, 09/01/35	78,355	87,069
5.000%, 10/01/35	317,067	352,903
5.000%, 07/01/39	384,451	432,574
5.000%, 10/01/39	214,644	239,515
5.000%, 11/01/39	93,260	104,676
5.000%, 11/01/40	136,647	153,145
5.000%, 01/01/41	32,899	36,529
5.000%, 03/01/41	94,288	105,607
5.500%, 02/01/33	58,564	66,391
5.500%, 05/01/33	8,941	10,059
5.500%, 06/01/33	210,862	239,098
5.500%, 07/01/33	209,873	238,071
5.500%, 11/01/33	129,944	147,341
5.500%, 12/01/33	18,716	21,016
5.500%, 01/01/34	151,366	171,322
5.500%, 02/01/34	192,172	218,059
5.500%, 03/01/34	52,243	60,202
5.500%, 04/01/34	62,591	70,867
5.500%, 05/01/34	383,068	435,631

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 06/01/34	477,119	$541,375
5.500%, 07/01/34	140,574	158,762
5.500%, 09/01/34	539,441	610,389
5.500%, 10/01/34	615,034	694,798
5.500%, 11/01/34	825,263	936,251
5.500%, 12/01/34	358,349	403,943
5.500%, 01/01/35	405,101	459,920
5.500%, 02/01/35	10,852	12,183
5.500%, 04/01/35	73,611	83,508
5.500%, 07/01/35	44,777	50,668
5.500%, 08/01/35	8,230	9,242
5.500%, 09/01/35	253,246	289,792
6.000%, 02/01/32	109,410	124,937
6.000%, 03/01/34	26,995	31,507
6.000%, 04/01/34	252,541	292,741
6.000%, 06/01/34	288,832	335,821
6.000%, 07/01/34	270,053	312,065
6.000%, 08/01/34	414,623	478,989
6.000%, 10/01/34	227,273	262,235
6.000%, 11/01/34	36,192	41,466
6.000%, 12/01/34	9,071	10,358
6.000%, 08/01/35	74,106	85,572
6.000%, 09/01/35	77,300	88,988
6.000%, 10/01/35	118,178	135,536
6.000%, 11/01/35	23,422	26,750
6.000%, 12/01/35	112,553	129,125
6.000%, 02/01/36	151,157	175,210
6.000%, 04/01/36	167,902	194,501
6.000%, 06/01/36	44,403	51,038
6.000%, 07/01/37	144,882	166,888
6.500%, 06/01/31	42,176	50,769
6.500%, 07/01/31	10,201	11,739
6.500%, 08/01/31	7,290	8,389
6.500%, 09/01/31	38,404	44,194
6.500%, 02/01/32	32,323	37,990
6.500%, 07/01/32	115,713	136,966
6.500%, 08/01/32	93,759	111,699
6.500%, 01/01/33	47,932	56,820
6.500%, 04/01/34	62,208	73,278
6.500%, 06/01/34	28,368	32,645
6.500%, 08/01/34	18,031	20,750
6.500%, 04/01/36	25,942	29,854
6.500%, 05/01/36	80,075	92,673
6.500%, 02/01/37	120,439	143,882
6.500%, 05/01/37	83,662	96,277
6.500%, 07/01/37	72,167	86,415
Fannie Mae Pool 2.410%, 05/01/23	94,629	98,339
2.550%, 05/01/23	152,118	159,344
2.700%, 07/01/25	121,000	125,699
3.800%, 02/01/18	133,499	137,793
3.828%, 07/01/18	126,478	132,612
3.910%, 02/01/18	193,590	199,968
4.600%, 09/01/19	129,321	141,208
5.370%, 05/01/18	606,842	640,737

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae-ACES 2.578%, 09/25/18	479,442	491,932
Freddie Mac 15 Yr. Gold Pool 3.000%, 11/01/30	864,631	907,677
4.500%, 05/01/18	10,798	11,046
4.500%, 08/01/18	18,007	18,419
4.500%, 11/01/18	32,890	33,700
4.500%, 01/01/19	67,164	68,813
4.500%, 08/01/19	4,481	4,596
4.500%, 02/01/20	30,939	31,784
4.500%, 08/01/24	310,413	332,918
5.000%, 12/01/17	591	606
5.000%, 05/01/18	10,575	10,853
5.000%, 09/01/18	34,948	35,928
5.500%, 01/01/19	12,826	13,250
5.500%, 04/01/19	8,194	8,469
5.500%, 06/01/19	5,369	5,552
5.500%, 07/01/19	4,826	4,993
5.500%, 08/01/19	4,786	4,983
5.500%, 02/01/20	4,474	4,677
6.000%, 04/01/17	2,576	2,607
6.000%, 07/01/17	1,454	1,469
6.000%, 10/01/17	3,081	3,123
6.000%, 08/01/19	47,701	49,816
6.000%, 09/01/19	9,329	9,537
6.000%, 11/01/19	9,412	9,801
6.000%, 05/01/21	19,897	20,924
6.000%, 10/01/21	43,278	46,078
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	56,818	63,265
5.500%, 06/01/25	105,173	117,097
5.500%, 07/01/25	59,165	65,877
5.500%, 08/01/25	85,815	95,550
6.000%, 02/01/23	85,053	96,527
6.000%, 12/01/25	38,441	43,637
6.000%, 02/01/26	34,344	38,985
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	673,700	700,041
3.000%, 04/01/43	1,576,151	1,655,285
3.000%, 05/01/43	1,325,455	1,387,857
3.500%, 02/01/42	766,211	818,774
3.500%, 04/01/42	428,730	460,985
3.500%, 12/01/42	1,166,337	1,248,737
3.500%, 04/01/43	300,757	322,116
3.500%, 07/01/43	448,611	473,231
3.500%, 08/01/43	778,999	822,129
3.500%, 11/01/45	1,665,938	1,759,840
3.500%, 12/01/45	750,643	792,979
4.000%, 11/01/40	984,107	1,058,003
4.000%, 01/01/41	1,949,970	2,095,937
4.000%, 11/01/43	608,895	652,057
4.000%, 04/01/44	687,483	736,721
4.000%, 09/01/44	2,112,808	2,260,905
4.000%, 09/01/45	883,726	945,858
4.500%, 04/01/35	62,022	67,749
4.500%, 07/01/39	347,991	380,862

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 09/01/39	183,318	$200,914
4.500%, 10/01/39	109,709	120,308
4.500%, 12/01/39	176,468	193,676
4.500%, 05/01/42	296,589	325,219
5.000%, 09/01/33	264,280	294,494
5.000%, 03/01/34	62,361	69,986
5.000%, 04/01/34	46,672	51,856
5.000%, 08/01/35	66,303	73,529
5.000%, 10/01/35	135,443	151,143
5.000%, 11/01/35	110,773	122,606
5.000%, 12/01/36	75,804	84,237
5.000%, 07/01/39	560,116	618,164
5.500%, 12/01/33	270,011	307,078
5.500%, 01/01/34	198,280	223,790
5.500%, 04/01/34	50,175	56,989
5.500%, 11/01/34	44,884	50,821
5.500%, 12/01/34	53,663	59,963
5.500%, 05/01/35	34,582	38,809
5.500%, 09/01/35	66,653	74,447
5.500%, 10/01/35	75,196	85,470
6.000%, 04/01/34	108,673	125,671
6.000%, 07/01/34	37,394	42,752
6.000%, 08/01/34	332,013	384,006
6.000%, 09/01/34	4,789	5,439
6.000%, 07/01/35	57,581	66,364
6.000%, 08/01/35	65,290	75,349
6.000%, 11/01/35	127,072	145,801
6.000%, 03/01/36	53,589	60,848
6.000%, 10/01/36	45,366	52,260
6.000%, 03/01/37	8,031	9,121
6.000%, 05/01/37	70,346	81,418
6.000%, 06/01/37	83,396	96,122
6.500%, 05/01/34	29,019	33,338
6.500%, 06/01/34	77,612	89,797
6.500%, 08/01/34	91,633	105,266
6.500%, 10/01/34	98,146	116,491
6.500%, 11/01/34	45,328	52,072
6.500%, 05/01/37	74,148	88,762
6.500%, 07/01/37	106,505	126,234
Freddie Mac Multifamily Structured Pass-Through Certificates 1.869%, 11/25/19	363,000	370,254
2.412%, 08/25/18	455,855	467,229
2.456%, 08/25/19	330,000	342,074
2.510%, 11/25/22	415,000	434,727
2.670%, 12/25/24	507,000	532,769
2.673%, 03/25/26	300,000	314,154
2.682%, 10/25/22	620,000	655,602
2.716%, 06/25/22	346,271	366,070
2.791%, 01/25/22	474,000	501,968
3.111%, 02/25/23	695,000	753,352
3.154%, 02/25/18	110,889	114,052
3.171%, 10/25/24	424,000	461,876
3.250%, 04/25/23 (d)	803,000	876,993
3.320%, 02/25/23 (d)	186,000	203,960

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
3.458%, 08/25/23 (d)	835,000	922,939
5.085%, 03/25/19	1,226,000	1,338,268
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/43	536,904	563,480
3.500%, 12/15/41	391,271	419,141
3.500%, 02/15/42	187,055	198,701
4.500%, 09/15/33	106,839	118,460
4.500%, 11/15/39	368,280	406,051
4.500%, 03/15/40	375,192	423,473
4.500%, 04/15/40	513,163	566,294
4.500%, 06/15/40	207,925	231,959
5.000%, 03/15/34	40,961	46,250
5.000%, 06/15/34	92,963	105,139
5.000%, 12/15/34	38,807	43,932
5.000%, 06/15/35	10,654	11,859
5.500%, 11/15/32	154,849	176,046
5.500%, 08/15/33	317,818	363,102
5.500%, 12/15/33	174,529	200,808
5.500%, 09/15/34	130,101	149,802
5.500%, 10/15/35	37,687	43,149
6.000%, 12/15/28	42,420	49,336
6.000%, 12/15/31	40,214	47,176
6.000%, 03/15/32	3,666	4,197
6.000%, 10/15/32	174,829	205,161
6.000%, 01/15/33	77,695	89,393
6.000%, 02/15/33	1,832	2,094
6.000%, 04/15/33	187,721	219,839
6.000%, 08/15/33	1,557	1,793
6.000%, 07/15/34	122,536	143,109
6.000%, 09/15/34	42,961	49,181
6.000%, 01/15/38	176,417	205,044
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/43	695,105	729,191
3.000%, 07/20/43	516,539	541,877
3.500%, 06/20/43	995,097	1,060,504
3.500%, 07/20/43	1,263,642	1,346,699
3.500%, 12/20/45	741,233	787,809
4.000%, 01/20/41	1,272,008	1,370,669
4.000%, 02/20/41	317,923	342,582
4.000%, 04/20/41	238,270	256,713
4.000%, 02/20/42	332,289	357,490
4.500%, 07/20/33	22,018	23,832
4.500%, 09/20/33	14,183	15,353
4.500%, 12/20/34	10,611	11,410
4.500%, 03/20/35	55,920	60,517
4.500%, 01/20/41	328,896	359,077
5.000%, 07/20/33	47,324	53,263
6.000%, 01/20/35	50,797	60,026
6.000%, 02/20/35	25,416	30,032
6.000%, 04/20/35	42,476	50,177

		101,943,939

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	518,222

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—12.5%
U.S. Treasury Bonds 2.875%, 05/15/43	22,942,400	$25,798,545
4.500%, 02/15/36 (a)	1,512,000	2,177,871
4.500%, 08/15/39	2,514,000	3,634,301
5.000%, 05/15/37	232,000	356,628
5.250%, 02/15/29	16,000	22,624
5.375%, 02/15/31	276,000	409,353
6.250%, 08/15/23	80,000	107,228
U.S. Treasury Notes 0.750%, 06/30/17 (a)	4,523,000	4,533,426
0.875%, 12/31/16	584,000	585,348
1.000%, 06/30/19	16,589,000	16,729,625
1.375%, 02/29/20	798,000	813,056
2.500%, 08/15/23	7,449,000	8,069,651
2.750%, 02/15/19	2,524,100	2,660,558
3.125%, 05/15/19	6,086,000	6,504,887
3.125%, 05/15/21	3,504,000	3,855,083
3.500%, 05/15/20	25,140,000	27,632,405
3.750%, 11/15/18	2,067,000	2,218,796
4.750%, 08/15/17	2,444,000	2,558,086

		108,667,471

Total U.S. Treasury & Government Agencies (Cost $201,972,218)		211,129,632

Corporate Bonds & Notes—12.1%

Agriculture—0.3%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (e)	828,000	852,660
Reynolds American, Inc. 4.450%, 06/12/25	1,823,000	2,041,647

		2,894,307

Auto Manufacturers—0.4%
General Motors Financial Co., Inc. 3.200%, 07/06/21	776,000	777,235
5.250%, 03/01/26	391,000	425,050
Toyota Motor Credit Corp. 3.400%, 09/15/21	880,000	957,848
Volkswagen International Finance NV 2.375%, 03/22/17 (144A) (a)	857,000	862,596

		3,022,729

Banks—2.6%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A)	800,000	832,942
Banco de Credito del Peru 5.375%, 09/16/20	835,000	926,850
Bank of America Corp. 4.100%, 07/24/23	1,270,000	1,360,595
4.125%, 01/22/24	1,973,000	2,122,117
5.490%, 03/15/19	196,000	211,916
7.625%, 06/01/19	710,000	821,774
Bank One Corp. 8.000%, 04/29/27	100,000	135,527

Banks—(Continued)
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	904,260
BNP Paribas S.A. 7.195%, 06/25/37 (144A) (a) (d)	500,000	540,000
BPCE S.A. 12.500%, 09/30/19 (144A) (d)	922,000	1,137,702
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,340,345
Citigroup, Inc. 2.500%, 09/26/18	580,000	591,496
Credit Suisse AG 6.500%, 08/08/23 (144A)	396,000	414,018
Discover Bank 4.200%, 08/08/23	510,000	539,077
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	1,180,821
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,360,179
KFW 4.875%, 06/17/19	1,290,000	1,436,198
Mitsubishi UFJ Financial Group, Inc. 3.850%, 03/01/26 (a)	784,000	855,333
Morgan Stanley 3.875%, 04/29/24	1,081,000	1,157,121
4.000%, 07/23/25	396,000	424,032
6.625%, 04/01/18	1,343,000	1,455,507
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,106,677
Swedbank AB 2.125%, 09/29/17 (144A)	231,000	233,411
UBS Group Funding Jersey, Ltd. 4.125%, 04/15/26 (144A) (e)	838,000	870,916
Wells Fargo & Co. 5.900%, 06/15/24 (d)	594,000	611,077

		22,569,891

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	1,171,000	1,254,429
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,593,968
Diageo Capital plc 2.625%, 04/29/23	1,020,000	1,058,904

		3,907,301

Biotechnology—0.3%
Celgene Corp. 2.875%, 08/15/20	504,000	521,202
Gilead Sciences, Inc. 3.500%, 02/01/25	1,880,000	2,004,230
3.700%, 04/01/24	312,000	337,854

		2,863,286

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,519,047

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.2%
Apple, Inc. 2.850%, 02/23/23	1,176,000	$1,235,760
3.850%, 05/04/43	370,000	371,487

		1,607,247

Diversified Financial Services—0.3%
GE Capital International Funding Co. 3.373%, 11/15/25 (144A)	358,000	388,513
Intercontinental Exchange, Inc. 2.750%, 12/01/20	301,000	316,248
4.000%, 10/15/23	832,000	902,979
Visa, Inc. 3.150%, 12/14/25	1,192,000	1,274,380

		2,882,120

Electric—1.1%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	480,804
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,188,310
Midamerican Funding LLC 6.927%, 03/01/29	699,000	979,727
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	1,012,384
Pacific Gas & Electric Co. 4.600%, 06/15/43	880,000	1,007,033
PPL Capital Funding, Inc. 3.400%, 06/01/23	880,000	918,284
5.000%, 03/15/44	296,000	331,202
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,127,011
Southern Co. (The) 3.250%, 07/01/26 (a)	1,295,000	1,345,146
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (e)	778,000	801,251
W3A Funding Corp. 8.090%, 01/02/17	244,260	244,267

		9,435,419

Food—0.2%
J.M. Smucker Co. (The) 3.500%, 03/15/25	580,000	626,320
Kraft Heinz Foods Co. 3.500%, 06/06/22	412,000	438,170
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	252,922

		1,317,412

Healthcare-Products—0.5%
Becton Dickinson & Co. 2.675%, 12/15/19	596,000	613,005
6.375%, 08/01/19	1,110,000	1,264,256
Medtronic, Inc. 4.375%, 03/15/35	946,000	1,070,058

Healthcare-Products—(Continued)
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	1,222,000	1,259,518

		4,206,837

Healthcare-Services—0.5%
Aetna, Inc. 3.200%, 06/15/26	1,132,000	1,164,629
Anthem, Inc. 3.300%, 01/15/23	600,000	619,755
Laboratory Corp. of America Holdings 3.200%, 02/01/22	850,000	879,223
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	315,000	354,422
UnitedHealth Group, Inc. 3.750%, 07/15/25	1,303,000	1,429,543

		4,447,572

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,153,940

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23 (a)	914,000	969,452

Insurance—0.6%
American International Group, Inc. 4.125%, 02/15/24	750,000	791,198
4.875%, 06/01/22	1,770,000	1,971,826
Berkshire Hathaway, Inc. 3.125%, 03/15/26	390,000	408,932
Liberty Mutual Group, Inc. 4.250%, 06/15/23 (144A)	578,000	613,973
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	1,020,188
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (d)	491,000	491,000

		5,297,117

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,135,226

Media—0.4%
21st Century Fox America, Inc. 8.500%, 02/23/25	722,000	979,861
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25 (144A)	523,000	571,797
Grupo Televisa S.A.B. 5.000%, 05/13/45	318,000	305,229
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,680,097

		3,536,984

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.1%
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (a)	1,010,000	$883,750

Miscellaneous Manufacturing—0.1%
General Electric Co. 1.249%, 01/09/20 (d)	633,000	636,170
3.100%, 01/09/23	138,000	147,413

		783,583

Multi-National—0.1%
Asian Development Bank 1.125%, 03/15/17	574,000	575,629

Oil & Gas—1.0%
Anadarko Petroleum Corp. 6.375%, 09/15/17	68,000	71,573
BP Capital Markets plc 4.500%, 10/01/20	306,000	339,050
4.742%, 03/11/21	847,000	951,413
Chevron Corp. 0.796%, 11/15/17 (d)	1,696,000	1,691,998
CNOOC Finance, Ltd. 3.875%, 05/02/22 (144A)	1,010,000	1,060,884
Petro-Canada 6.050%, 05/15/18	1,664,000	1,789,585
Petroleos Mexicanos 3.125%, 01/23/19	352,000	351,120
8.000%, 05/03/19	759,000	845,572
Ras Laffan Liquefied Natural Gas Co., Ltd. 5.832%, 09/30/16 (144A)	104,178	105,322
Statoil ASA 7.750%, 06/15/23	100,000	132,680
Total Capital International S.A. 1.550%, 06/28/17	684,000	687,555
3.750%, 04/10/24 (a)	910,000	1,001,622

		9,028,374

Pharmaceuticals—0.4%
AbbVie, Inc. 3.600%, 05/14/25	584,000	611,933
Actavis Funding SCS 3.800%, 03/15/25	463,000	482,366
4.850%, 06/15/44	537,000	565,532
Express Scripts Holding Co. 2.650%, 02/15/17	1,280,000	1,293,608
Teva Pharmaceutical Finance IV B.V. 3.650%, 11/10/21	572,000	606,163

		3,559,602

Pipelines—0.7%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,259,557
Energy Transfer Partners L.P. 3.600%, 02/01/23	558,000	534,699
4.900%, 02/01/24	450,000	460,068

Pipelines—(Continued)
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	1,016,816
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	694,547
7.750%, 03/15/32	625,000	701,022
Spectra Energy Capital LLC 8.000%, 10/01/19	1,253,000	1,438,462

		6,105,171

Real Estate Investment Trusts—0.1%
HCP, Inc. 5.375%, 02/01/21	734,000	815,967

Retail—0.3%
CVS Health Corp. 3.875%, 07/20/25	1,094,000	1,203,375
Home Depot, Inc. (The) 5.950%, 04/01/41	278,000	383,616
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	836,000	876,663
4.500%, 11/18/34	426,000	447,107

		2,910,761

Sovereign—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,846,469

Telecommunications—0.7%
AT&T, Inc. 3.000%, 06/30/22	838,000	858,174
3.400%, 05/15/25	838,000	857,196
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	370,000	403,349
6.113%, 01/15/20 (144A)	711,000	790,888
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,642,329
Verizon Communications, Inc. 5.050%, 03/15/34	1,024,000	1,136,533
6.400%, 09/15/33	320,000	408,449

		6,096,918

Total Corporate Bonds & Notes (Cost $98,958,478)		105,372,111

Mortgage-Backed Securities—1.9%

Collateralized Mortgage Obligations—0.0%
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (e)	23,912	4,682

Commercial Mortgage-Backed Securities—1.9%
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,424,782
5.475%, 03/10/39	3,025,000	3,075,625
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	1,279,926	1,323,582

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	$795,238
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (e)	22,961	24,922
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,485,421
JPMBB Commercial Mortgage Securities Trust 3.494%, 01/15/48	1,590,000	1,711,858
JPMorgan Chase Commercial Mortgage Securities Trust 5.927%, 06/15/49 (d)	2,207,157	2,246,848
Morgan Stanley Capital I, Inc. 1.135%, 11/15/30 (144A) (d) (f)	1,119,775	15,796
Wachovia Bank Commercial Mortgage Trust 5.889%, 06/15/49 (d)	1,131,867	1,166,506
6.147%, 02/15/51 (d)	1,400,589	1,429,577
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,522,695

		16,222,850

Total Mortgage-Backed Securities (Cost $13,642,475)		16,227,532

Asset-Backed Securities—1.0%

Asset-Backed—Automobile—0.3%
Chesapeake Funding II LLC 1.448%, 06/15/28 (144A) (d) (e)	1,216,000	1,215,999
Ford Credit Auto Owner Trust 2.260%, 11/15/25 (144A)	550,000	561,061
2.310%, 04/15/26 (144A)	425,000	434,147

		2,211,207

Asset-Backed—Home Equity—0.1%
Bayview Financial Revolving Asset Trust 2.038%, 12/28/40 (144A) (d) (e)	741,172	534,582
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	248,656	238,281
Home Equity Loan Trust 5.320%, 12/25/35 (d)	557,264	463,636

		1,236,499

Asset-Backed—Other—0.6%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	1,027,037
Atrium CDO Corp. 1.421%, 11/16/22 (144A) (d) (e)	330,339	329,489
Cent CLO, Ltd. 1.937%, 01/30/25 (144A) (d)	831,000	825,774
Dryden XXVI Senior Loan Fund 1.728%, 07/15/25 (144A) (d)	1,068,000	1,055,417
Fortress Credit BSL, Ltd. 1.813%, 01/19/25 (144A) (d)	716,478	706,238

Asset-Backed—Other—(Continued)
Small Business Administration Participation Certificates 4.350%, 07/01/23	245,987	260,648
4.770%, 04/01/24	13,744	14,817
4.950%, 03/01/25	85,594	93,147
4.990%, 09/01/24	45,992	49,938
5.110%, 08/01/25	130,205	141,786
5.180%, 05/01/24	22,259	24,248
5.520%, 06/01/24	52,804	58,180
Voya CLO, Ltd. 1.788%, 04/25/25 (144A) (d)	970,000	958,981

		5,545,700

Total Asset-Backed Securities (Cost $9,193,363)		8,993,406

Convertible Preferred Stocks—0.7%

Diversified Telecommunication Services—0.1%
Frontier Communications Corp. 11.125%, 06/29/18	5,512	522,648

Electric Utilities—0.2%
Exelon Corp. 6.500%, 06/01/17	37,363	1,843,490

Food Products—0.3%
Tyson Foods, Inc. 4.750%, 07/15/17	39,850	2,944,118

Pharmaceuticals—0.1%
Allergan plc 5.500%, 03/01/18	1,063	886,138

Total Convertible Preferred Stocks (Cost $5,428,877)		6,196,394

Municipals—0.2%
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,647,503

Foreign Government—0.1%

Sovereign—0.1%
Mexico Government International Bonds 4.750%, 03/08/44	909,000	979,448
Peruvian Government International Bonds 7.350%, 07/21/25	103,000	140,080

Total Foreign Government (Cost $1,003,672)		1,119,528

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—4.1%

Security Description	Shares/ Principal Amount*	Value

Discount Note—0.3%
Federal Home Loan Bank 0.010%, 07/01/16 (g)	2,632,000	$2,632,000

Mutual Fund—2.9%
State Street Navigator Securities Lending MET Portfolio (h)	25,290,042	25,290,042

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $7,679,509 on 07/01/16, collateralized by $7,600,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $7,837,500.	7,679,503	7,679,503

Total Short-Term Investments (Cost $35,601,545)		35,601,545

Total Investments—103.3% (Cost $772,960,150) (i)		897,879,699
Other assets and liabilities (net)—(3.3)%		(28,932,136)

Net Assets—100.0%		$868,947,563

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $36,815,553 and the collateral received consisted of cash in the amount of $25,290,042 and non-cash collateral with a value of $12,212,677. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $4,634,501, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Interest only security.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(i)	As of June 30, 2016, the aggregate cost of investments was $772,960,150. The aggregate unrealized appreciation and depreciation of investments were $138,739,548 and $(13,819,999), respectively, resulting in net unrealized appreciation of $124,919,549.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $27,136,785, which is 3.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Atrium CDO Corp., 1.421%, 11/16/22	02/03/16	$330,339	$329,136	$329,489
Bayview Financial Revolving Asset Trust, 2.038%, 12/28/40	03/01/06	741,172	741,172	534,582
BlackRock Capital Finance L.P., 7.750%, 09/25/26	05/01/06	23,912	23,044	4,682
Chesapeake Funding II LLC, 1.448%, 06/15/28	06/14/16	1,216,000	1,216,000	1,215,999
General Electric Capital Assurance Co., 5.743%, 05/12/35	09/23/03	22,961	23,076	24,922
Imperial Brands Finance plc, 2.950%, 07/21/20	07/21/15	828,000	820,622	852,660
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	05/07/14	778,000	773,779	801,251
UBS Group Funding Jersey, Ltd., 4.125%, 04/15/26	03/29/16	838,000	836,184	870,916

				$4,634,501

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$25,649,527	$—	$—	$25,649,527
Air Freight & Logistics	3,800,469	—	—	3,800,469
Airlines	2,113,122	—	—	2,113,122
Auto Components	6,876,320	—	—	6,876,320
Automobiles	1,928,067	2,737,733	—	4,665,800
Banks	42,567,395	3,259,872	—	45,827,267
Beverages	1,110,041	3,176,259	—	4,286,300
Biotechnology	1,686,664	—	—	1,686,664
Building Products	3,671,727	—	—	3,671,727
Capital Markets	20,270,597	1,276,846	—	21,547,443
Chemicals	16,344,372	—	—	16,344,372
Commercial Services & Supplies	4,428,629	—	—	4,428,629
Communications Equipment	6,525,069	—	—	6,525,069
Consumer Finance	4,625,570	—	—	4,625,570
Containers & Packaging	834,079	—	—	834,079
Distributors	1,111,846	—	—	1,111,846
Diversified Financial Services	2,790,919	—	—	2,790,919
Diversified Telecommunication Services	13,352,074	679,140	—	14,031,214
Electric Utilities	12,516,359	857,912	—	13,374,271
Electrical Equipment	2,675,426	—	—	2,675,426
Energy Equipment & Services	3,294,928	—	—	3,294,928
Food & Staples Retailing	9,275,005	626,299	—	9,901,304
Food Products	13,007,007	7,776,041	—	20,783,048
Health Care Equipment & Supplies	17,328,461	—	—	17,328,461
Health Care Providers & Services	5,187,938	—	—	5,187,938
Hotels, Restaurants & Leisure	2,455,559	—	—	2,455,559
Household Durables	604,891	422,834	—	1,027,725
Household Products	3,547,445	1,129,901	—	4,677,346
Industrial Conglomerates	14,467,009	—	—	14,467,009
Insurance	29,457,884	2,708,279	—	32,166,163
Internet & Catalog Retail	4,282,986	—	—	4,282,986
Internet Software & Services	4,472,021	—	—	4,472,021
IT Services	22,646,923	—	—	22,646,923
Life Sciences Tools & Services	5,626,849	—	—	5,626,849
Machinery	13,101,929	—	—	13,101,929
Media	23,615,301	—	—	23,615,301

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metals & Mining	$—	$2,124,484	$—	$2,124,484
Multi-Utilities	1,126,610	1,189,180	—	2,315,790
Multiline Retail	7,378,255	—	—	7,378,255
Oil, Gas & Consumable Fuels	28,797,506	2,818,727	—	31,616,233
Pharmaceuticals	36,193,070	3,835,869	—	40,028,939
Professional Services	414,989	—	—	414,989
Real Estate Investment Trusts	5,578,315	—	—	5,578,315
Road & Rail	3,404,635	—	—	3,404,635
Semiconductors & Semiconductor Equipment	9,686,516	—	—	9,686,516
Software	8,398,586	—	—	8,398,586
Specialty Retail	3,290,891	—	—	3,290,891
Technology Hardware, Storage & Peripherals	1,666,384	—	—	1,666,384
Tobacco	21,727,781	917,388	—	22,645,169
Trading Companies & Distributors	763,177	—	—	763,177
Wireless Telecommunication Services	—	378,161	—	378,161
Total Common Stocks	475,677,123	35,914,925	—	511,592,048
Total U.S. Treasury & Government Agencies*	—	211,129,632	—	211,129,632
Total Corporate Bonds & Notes*	—	105,372,111	—	105,372,111
Total Mortgage-Backed Securities*	—	16,227,532	—	16,227,532
Total Asset-Backed Securities*	—	8,993,406	—	8,993,406
Total Convertible Preferred Stocks*	6,196,394	—	—	6,196,394
Total Municipals	—	1,647,503	—	1,647,503
Total Foreign Government*	—	1,119,528	—	1,119,528
Short-Term Investments
Discount Note	—	2,632,000	—	2,632,000
Mutual Fund	25,290,042	—	—	25,290,042
Repurchase Agreement	—	7,679,503	—	7,679,503
Total Short-Term Investments	25,290,042	10,311,503	—	35,601,545
Total Investments	$507,163,559	$390,716,140	$—	$897,879,699

Collateral for Securities Loaned (Liability)	$—	$(25,290,042)	$—	$(25,290,042)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$897,879,699
Cash	6,063
Cash denominated in foreign currencies (c)	31,111
Receivable for:
Investments sold	749,245
Fund shares sold	106,429
Dividends and interest	3,130,304
Prepaid expenses	5,490

Total Assets	901,908,341
Liabilities
Collateral for securities loaned	25,290,042
Payables for:
Investments purchased	3,415,495
TBA securities purchased	2,772,767
Fund shares redeemed	612,769
Accrued Expenses:
Management fees	394,573
Distribution and service fees	122,491
Deferred trustees’ fees	76,642
Other expenses	275,999

Total Liabilities	32,960,778

Net Assets	$868,947,563

Net Assets Consist of:
Paid in surplus	$721,938,387
Undistributed net investment income	9,193,344
Accumulated net realized gain	12,909,173
Unrealized appreciation on investments and foreign currency transactions	124,906,659

Net Assets	$868,947,563

Net Assets
Class A	$166,603,917
Class B	228,656,721
Class E	26,563,007
Class F	447,123,918
Capital Shares Outstanding*
Class A	1,009,489
Class B	1,402,472
Class E	161,727
Class F	2,730,574
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$165.04
Class B	163.04
Class E	164.25
Class F	163.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $772,960,150.
(b)	Includes securities loaned at value of $36,815,553.
(c)	Identified cost of cash denominated in foreign currencies was $31,247.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$7,142,706
Interest	5,226,637
Securities lending income	45,482

Total investment income	12,414,825
Expenses
Management fees	2,370,374
Administration fees	10,872
Custodian and accounting fees	105,946
Distribution and service fees—Class B	275,761
Distribution and service fees—Class E	19,723
Distribution and service fees—Class F	438,896
Audit and tax services	29,852
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	52,487
Insurance	3,042
Miscellaneous	9,453

Total expenses	3,345,993
Less broker commission recapture	(4,140)

Net expenses	3,341,853

Net Investment Income	9,072,972

Net Realized and Unrealized Gain
Net realized gain on:
Investments	20,351,739
Foreign currency transactions	6,899

Net realized gain	20,358,638

Net change in unrealized appreciation on:
Investments	17,152,740
Foreign currency transactions	509

Net change in unrealized appreciation	17,153,249

Net realized and unrealized gain	37,511,887

Net Increase in Net Assets from Operations	$46,584,859

(a)	Net of foreign withholding taxes of $101,122.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,072,972	$18,332,793
Net realized gain	20,358,638	63,473,896
Net change in unrealized appreciation (depreciation)	17,153,249	(83,606,019)

Increase (decrease) in net assets from operations	46,584,859	(1,799,330)

From Distributions to Shareholders
Net investment income
Class A	(4,805,228)	(4,674,856)
Class B	(6,072,122)	(5,704,188)
Class E	(733,783)	(726,208)
Class F	(12,040,322)	(11,893,043)
Net realized capital gains
Class A	(6,863,400)	0
Class B	(9,524,717)	0
Class E	(1,110,818)	0
Class F	(18,598,020)	0

Total distributions	(59,748,410)	(22,998,295)

Increase (decrease) in net assets from capital share transactions	15,692,090	(98,585,300)

Total increase (decrease) in net assets	2,528,539	(123,382,925)

Net Assets
Beginning of period	866,419,024	989,801,949

End of period	$868,947,563	$866,419,024

Undistributed net investment income
End of period	$9,193,344	$23,771,827

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	16,904	$2,873,549	45,931	$7,887,755
Reinvestments	71,666	11,668,628	27,213	4,674,856
Redemptions	(66,538)	(11,262,027)	(166,791)	(28,716,810)

Net increase (decrease)	22,032	$3,280,150	(93,647)	$(16,154,199)

Class B
Sales	58,142	$9,721,303	78,297	$13,303,631
Reinvestments	96,959	15,596,839	33,584	5,704,188
Redemptions	(97,185)	(16,200,136)	(218,141)	(37,048,767)

Net increase (decrease)	57,916	$9,118,006	(106,260)	$(18,040,948)

Class E
Sales	2,688	$457,273	5,625	$957,696
Reinvestments	11,383	1,844,601	4,247	726,208
Redemptions	(14,626)	(2,450,437)	(27,391)	(4,675,378)

Net decrease	(555)	$(148,563)	(17,519)	$(2,991,474)

Class F
Sales	72,465	$12,145,442	99,869	$17,025,766
Reinvestments	189,641	30,638,342	69,746	11,893,043
Redemptions	(234,936)	(39,341,287)	(530,173)	(90,317,488)

Net increase (decrease)	27,170	$3,442,497	(360,558)	$(61,398,679)

Increase (decrease) derived from capital shares transactions		$15,692,090		$(98,585,300)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$168.01		$172.72	$162.91	$140.60	$129.68	$130.06

Income (Loss) from Investment Operations
Net investment income (a)	1.94		3.66	3.85	3.33	3.34	3.34
Net realized and unrealized gain (loss) on investments	7.47		(3.83)	9.94	22.92	11.49	(0.14)

Total from investment operations	9.41		(0.17)	13.79	26.25	14.83	3.20

Less Distributions
Distributions from net investment income	(5.10)		(4.54)	(3.98)	(3.94)	(3.91)	(3.58)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00	0.00

Total distributions	(12.38)		(4.54)	(3.98)	(3.94)	(3.91)	(3.58)

Net Asset Value, End of Period	$165.04		$168.01	$172.72	$162.91	$140.60	$129.68

Total Return (%) (b)	5.70	(c)	(0.16)	8.64	18.99	11.58	2.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	(d)	0.60	0.60	0.59	0.60	0.59
Ratio of net investment income to average net assets (%)	2.31	(d)	2.13	2.32	2.19	2.46	2.56
Portfolio turnover rate (%)	18	(c)(e)	41 (e)	34 (e)	53 (e)	20	19
Net assets, end of period (in millions)	$166.6		$165.9	$186.7	$185.5	$169.9	$169.5

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$165.89		$170.57	$160.94	$138.95	$128.21	$128.66

Income (Loss) from Investment Operations
Net investment income (a)	1.71		3.20	3.40	2.92	2.97	2.98
Net realized and unrealized gain (loss) on investments	7.36		(3.79)	9.81	22.66	11.36	(0.15)

Total from investment operations	9.07		(0.59)	13.21	25.58	14.33	2.83

Less Distributions
Distributions from net investment income	(4.64)		(4.09)	(3.58)	(3.59)	(3.59)	(3.28)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00	0.00

Total distributions	(11.92)		(4.09)	(3.58)	(3.59)	(3.59)	(3.28)

Net Asset Value, End of Period	$163.04		$165.89	$170.57	$160.94	$138.95	$128.21

Total Return (%) (b)	5.57	(c)	(0.40)	8.36	18.70	11.31	2.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	(d)	0.85	0.85	0.84	0.85	0.84
Ratio of net investment income to average net assets (%)	2.06	(d)	1.88	2.07	1.94	2.21	2.32
Portfolio turnover rate (%)	18	(c)(e)	41 (e)	34 (e)	53 (e)	20	19
Net assets, end of period (in millions)	$228.7		$223.0	$247.5	$252.6	$229.8	$220.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$167.11		$171.80	$162.06	$139.88	$129.04	$129.46

Income (Loss) from Investment Operations
Net investment income (a)	1.81		3.39	3.59	3.09	3.12	3.13
Net realized and unrealized gain (loss) on investments	7.42		(3.82)	9.88	22.81	11.44	(0.15)

Total from investment operations	9.23		(0.43)	13.47	25.90	14.56	2.98

Less Distributions
Distributions from net investment income	(4.81)		(4.26)	(3.73)	(3.72)	(3.72)	(3.40)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00	0.00

Total distributions	(12.09)		(4.26)	(3.73)	(3.72)	(3.72)	(3.40)

Net Asset Value, End of Period	$164.25		$167.11	$171.80	$162.06	$139.88	$129.04

Total Return (%) (b)	5.62	(c)	(0.31)	8.48	18.82	11.42	2.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(d)	0.75	0.75	0.74	0.75	0.74
Ratio of net investment income to average net assets (%)	2.16	(d)	1.98	2.17	2.04	2.31	2.41
Portfolio turnover rate (%)	18	(c)(e)	41 (e)	34 (e)	53 (e)	20	19
Net assets, end of period (in millions)	$26.6		$27.1	$30.9	$32.5	$30.3	$31.0

	Class F
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$166.59		$171.25	$161.54	$139.43	$128.64	$129.07

Income (Loss) from Investment Operations
Net investment income (a)	1.76		3.29	3.50	3.00	3.04	3.05
Net realized and unrealized gain (loss) on investments	7.40		(3.79)	9.84	22.74	11.40	(0.14)

Total from investment operations	9.16		(0.50)	13.34	25.74	14.44	2.91

Less Distributions
Distributions from net investment income	(4.72)		(4.16)	(3.63)	(3.63)	(3.65)	(3.34)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00	0.00

Total distributions	(12.00)		(4.16)	(3.63)	(3.63)	(3.65)	(3.34)

Net Asset Value, End of Period	$163.75		$166.59	$171.25	$161.54	$139.43	$128.64

Total Return (%) (b)	5.59	(c)	(0.35)	8.42	18.75	11.36	2.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.82	(d)	0.80	0.80	0.79	0.80	0.79
Ratio of net investment income to average net assets (%)	2.11	(d)	1.93	2.12	1.99	2.26	2.36
Portfolio turnover rate (%)	18	(c)(e)	41 (e)	34 (e)	53 (e)	20	19
Net assets, end of period (in millions)	$447.1		$450.4	$524.7	$584.1	$571.1	$623.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 17%, 37%, 25% and 45% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trust (REIT) adjustments, corporate actions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $7,679,503, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(18,156,405)	$—	$—	$—	$(18,156,405)
Corporate Bonds & Notes	(2,569,462)	—	—	—	(2,569,462)
U.S. Treasury & Government Agencies	(4,564,175)	—	—	—	(4,564,175)
Total	$(25,290,042)	$—	$—	$—	$(25,290,042)
Total Borrowings	$(25,290,042)	$—	$—	$—	$(25,290,042)
Gross amount of recognized liabilities for securities lending transactions					$(25,290,042)

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$60,012,959	$91,623,688	$70,608,638	$107,373,658

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $48,289 in purchases and $4,868 in sales of investments, which are included above, and resulted in realized losses of $1,027.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$8,044,832	$11,463,431

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average daily net assets
$2,370,374	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-27

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$22,998,295	$22,776,614	$—	$—	$22,998,295	$22,776,614

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$23,847,099	$35,919,470	$100,481,430	$—	$—	$160,247,999

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carry forwards of $22,671,987.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-28

Metropolitan Series Fund

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, D and E shares of the MFS Value Portfolio returned 7.14%, 6.94%, 7.05%, and 7.07%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 6.30%.

MARKET ENVIRONMENT/CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period with EM economies proved to be particularly lackluster. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. The U.S. Federal Reserve indicated that its monetary policy tightening cycle would be more gradual than earlier anticipated. In late June, the United Kingdom voted to leave the European Union, in what may have begun a multi-year process of negotiation in order to achieve “Brexit”.

U.S. earnings headwinds expanded beyond the Energy, Materials and Industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well amid a modest increase in real wages and falling gasoline prices. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persisted. Structural factors such as floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Value Index for the period. Within the Industrials sector, stock selection had a positive impact on performance. The Portfolio’s overweight position in manufacturing conglomerate Tyco International and its holdings of diversified technology company 3M boosted relative results. Stock selection in the Information Technology sector contributed to relative returns. Not owning software giant Microsoft helped the Portfolio’s relative performance as the stock lagged the benchmark during the reporting period.

Both an overweight allocation and strong stock selection in the Consumer Staples sector helped relative results. Within the sector, an overweight position in tobacco company Philip Morris International and owning global food company General Mills supported relative performance over the period.

Individual stocks that benefited relative performance included not holding banking firm Bank of America, an overweight position in telecommunications services provider Verizon Communications and owning financial services firm Aon. Further, underweight positions in weak-performing diversified financial services firm Citigroup and pharmaceutical company Allergan aided relative results.

An underweight allocation to the Utilities sector held back relative results. There were no individual stocks within this sector that were among the Portfolio’s top relative detractors during the period. The Portfolio’s underweight allocation to the Energy sector also weighed on relative performance. Namely, an underweight position in integrated oil and gas company Exxon Mobil dampened relative returns.

Individual stocks that detracted from relative performance included not holding telecommunications company AT&T as well as overweight positions in diversified financial services firms Goldman Sachs Group, JPMorgan Chase, State Street and Wells Fargo, and healthcare services company Express Scripts and insurance company Prudential Financial. A position held in automotive components manufacturer Delphi Automotive and not owning retail giant Wal-Mart Stores were relative detractors during the period.

Over the trailing six-month period ended June 30, 2016, the Portfolio reflected an increased absolute weighting in Industrials and Health Care. Conversely, at the end of the period, the Portfolio reflected decreased exposure to Financials and to a lesser extent Energy stocks.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio was overweight Industrials, Consumer Staples, and Consumer Discretionary while underweight Energy, Utilities, and Information Technology. Relative sector positioning reflected the investment team’s bottom up stock selection process rather than any top-down macroeconomic or sector view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	7.14	5.67	12.34	7.77	—
Class B	6.94	5.45	12.05	—	7.17
Class D	7.05	5.57	—	—	11.34
Class E	7.07	5.59	12.19	—	7.29
Russell 1000 Value Index	6.30	2.86	11.35	6.13	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.2
Johnson & Johnson	3.8
Philip Morris International, Inc.	3.4
Wells Fargo & Co.	2.7
Accenture plc- Class A	2.6
Travelers Cos., Inc. (The)	2.6
Pfizer, Inc.	2.5
Medtronic plc	2.3
Chubb, Ltd.	2.3
3M Co.	2.1

Top Sectors

% of Net Assets
Financials	26.0
Industrials	18.0
Health Care	15.3
Consumer Staples	12.5
Information Technology	7.6
Consumer Discretionary	7.2
Energy	5.6
Materials	3.6
Telecommunication Services	1.9
Utilities	1.1

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.58%	$1,000.00	$1,071.40	$2.99
	Hypothetical*	0.58%	$1,000.00	$1,021.98	$2.92

Class B(a)	Actual	0.83%	$1,000.00	$1,069.40	$4.27
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class D(a)	Actual	0.68%	$1,000.00	$1,070.50	$3.50
	Hypothetical*	0.68%	$1,000.00	$1,021.48	$3.42

Class E(a)	Actual	0.73%	$1,000.00	$1,070.70	$3.76
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.5%
Honeywell International, Inc.	548,181	$63,764,414
Lockheed Martin Corp.	196,364	48,731,654
Northrop Grumman Corp.	139,493	31,006,504
United Technologies Corp.	541,711	55,552,463

		199,055,035

Air Freight & Logistics—1.4%
United Parcel Service, Inc. - Class B	397,260	42,792,847

Auto Components—1.4%
Delphi Automotive plc	250,952	15,709,595
Johnson Controls, Inc.	581,113	25,720,062

		41,429,657

Automobiles—0.4%
Harley-Davidson, Inc. (a)	279,085	12,642,550

Banks—11.1%
BB&T Corp.	440,770	15,695,820
Citigroup, Inc.	723,785	30,681,246
JPMorgan Chase & Co.	2,049,160	127,334,802
PNC Financial Services Group, Inc. (The)	335,787	27,329,704
U.S. Bancorp	1,336,455	53,899,230
Wells Fargo & Co.	1,767,555	83,658,378

		338,599,180

Beverages—1.1%
Diageo plc	1,217,590	34,069,636

Capital Markets—4.9%
Bank of New York Mellon Corp. (The)	800,302	31,091,733
BlackRock, Inc.	80,362	27,526,396
Franklin Resources, Inc.	715,495	23,876,068
Goldman Sachs Group, Inc. (The)	331,232	49,214,451
State Street Corp.	358,246	19,316,624

		151,025,272

Chemicals—3.1%
E.I. du Pont de Nemours & Co.	367,644	23,823,331
Monsanto Co.	115,627	11,956,988
PPG Industries, Inc.	577,314	60,127,253

		95,907,572

Commercial Services & Supplies—1.4%
Tyco International plc	988,251	42,099,493

Consumer Finance—0.8%
American Express Co.	402,014	24,426,371

Containers & Packaging—0.5%
Crown Holdings, Inc. (b)	285,237	14,452,959

Diversified Financial Services—1.6%
Moody’s Corp. (a)	142,466	13,350,489
Nasdaq, Inc.	454,955	29,421,940

Diversified Financial Services—(Continued)
S&P Global, Inc.	56,713	6,083,036

		48,855,465

Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	927,767	51,806,509

Electric Utilities—1.1%
Duke Energy Corp. (a)	299,327	25,679,263
Xcel Energy, Inc.	163,897	7,339,308

		33,018,571

Electrical Equipment—0.9%
Eaton Corp. plc	466,408	27,858,550

Energy Equipment & Services—1.5%
National Oilwell Varco, Inc. (a)	339,089	11,410,345
Schlumberger, Ltd.	434,174	34,334,480

		45,744,825

Food & Staples Retailing—1.6%
CVS Health Corp.	506,243	48,467,705

Food Products—5.2%
Archer-Daniels-Midland Co.	582,572	24,986,513
Danone S.A.	318,222	22,438,676
General Mills, Inc.	661,520	47,179,606
J.M. Smucker Co. (The)	106,328	16,205,451
Nestle S.A.	624,371	48,161,284

		158,971,530

Health Care Equipment & Supplies—4.2%
Abbott Laboratories	881,551	34,653,770
Medtronic plc	814,467	70,671,301
St. Jude Medical, Inc.	305,488	23,828,064

		129,153,135

Health Care Providers & Services—1.6%
Cigna Corp.	97,467	12,474,801
Express Scripts Holding Co. (b)	270,211	20,481,994
McKesson Corp.	89,153	16,640,408

		49,597,203

Household Durables—0.3%
Newell Brands, Inc.	215,641	10,473,683

Household Products—0.5%
Procter & Gamble Co. (The)	170,778	14,459,773

Industrial Conglomerates—3.6%
3M Co.	368,055	64,453,792
Danaher Corp.	443,502	44,793,702

		109,247,494

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—7.6%
Aon plc	438,383	$47,884,575
Chubb, Ltd.	528,237	69,045,858
Prudential Financial, Inc.	509,618	36,356,148
Travelers Cos., Inc. (The)	665,039	79,166,243

		232,452,824

IT Services—5.2%
Accenture plc - Class A	710,548	80,497,983
Cognizant Technology Solutions Corp. - Class A (b)	172,722	9,886,607
Fidelity National Information Services, Inc.	380,416	28,029,051
Fiserv, Inc. (b)	136,441	14,835,230
International Business Machines Corp.	180,486	27,394,165

		160,643,036

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	249,079	36,803,913

Machinery—2.9%
Caterpillar, Inc. (a)	123,265	9,344,720
Cummins, Inc. (a)	64,367	7,237,425
Deere & Co. (a)	96,226	7,798,155
Illinois Tool Works, Inc.	239,867	24,984,547
Ingersoll-Rand plc	177,371	11,294,985
Pentair plc (a)	228,088	13,295,249
Stanley Black & Decker, Inc.	140,498	15,626,188

		89,581,269

Media—4.0%
Comcast Corp. - Class A	593,130	38,666,145
Omnicom Group, Inc. (a)	553,940	45,140,571
Time Warner, Inc.	338,420	24,887,407
Time, Inc. (a)	31,682	521,486
Viacom, Inc. - Class B	161,114	6,681,397
Walt Disney Co. (The)	76,731	7,505,826

		123,402,832

Multiline Retail—0.7%
Target Corp.	322,395	22,509,619

Oil, Gas & Consumable Fuels—4.1%
Chevron Corp.	303,357	31,800,914
EOG Resources, Inc.	331,625	27,664,158
Exxon Mobil Corp.	391,577	36,706,428
Occidental Petroleum Corp.	392,688	29,671,505

		125,843,005

Pharmaceuticals—8.2%
Johnson & Johnson	952,765	115,570,394
Merck & Co., Inc.	770,458	44,386,085
Novartis AG	99,621	8,195,200
Pfizer, Inc.	2,177,031	76,653,262

Pharmaceuticals—(Continued)
Roche Holding AG	28,578	7,545,466

		252,350,407

Professional Services—0.2%
Equifax, Inc.	55,966	7,186,034

Road & Rail—1.2%
Canadian National Railway Co. (a)	256,064	15,123,140
Union Pacific Corp.	232,894	20,320,001

		35,443,141

Semiconductors & Semiconductor Equipment—1.7%
Analog Devices, Inc.	159,926	9,058,209
Texas Instruments, Inc.	679,157	42,549,186

		51,607,395

Software—0.7%
Oracle Corp.	505,805	20,702,599

Specialty Retail—0.3%
Advance Auto Parts, Inc.	58,932	9,525,179

Tobacco—4.2%
Altria Group, Inc.	328,772	22,672,117
Philip Morris International, Inc.	1,036,475	105,430,237

		128,102,354

Wireless Telecommunication Services—0.2%
Vodafone Group plc	2,140,064	6,514,760

Total Common Stocks (Cost $2,307,807,434)		3,026,823,382

Short-Term Investments—3.8%

Discount Note—0.3%
Federal Home Loan Bank 0.010%, 07/01/16 (c)	8,357,000	8,357,000

Mutual Fund—2.7%
State Street Navigator Securities Lending MET Portfolio (d)	83,896,264	83,896,264

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $24,409,097 on 07/01/16, collateralized by $24,205,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $24,900,894.	24,409,077	$24,409,077

Total Short-Term Investments (Cost $116,662,341)		116,662,341

Total Investments—102.6% (Cost $2,424,469,775) (e)		3,143,485,723
Other assets and liabilities (net)—(2.6)%		(80,863,538)

Net Assets—100.0%		$3,062,622,185

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $124,141,951 and the collateral received consisted of cash in the amount of $83,896,264 and non-cash collateral with a value of $40,719,870. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(e)	As of June 30, 2016, the aggregate cost of investments was $2,424,469,775. The aggregate unrealized appreciation and depreciation of investments were $772,496,449 and $(53,480,501), respectively, resulting in net unrealized appreciation of $719,015,948.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$199,055,035	$—	$—	$199,055,035
Air Freight & Logistics	42,792,847	—	—	42,792,847
Auto Components	41,429,657	—	—	41,429,657
Automobiles	12,642,550	—	—	12,642,550
Banks	338,599,180	—	—	338,599,180
Beverages	—	34,069,636	—	34,069,636
Capital Markets	151,025,272	—	—	151,025,272
Chemicals	95,907,572	—	—	95,907,572
Commercial Services & Supplies	42,099,493	—	—	42,099,493
Consumer Finance	24,426,371	—	—	24,426,371
Containers & Packaging	14,452,959	—	—	14,452,959
Diversified Financial Services	48,855,465	—	—	48,855,465
Diversified Telecommunication Services	51,806,509	—	—	51,806,509
Electric Utilities	33,018,571	—	—	33,018,571

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$27,858,550	$—	$—	$27,858,550
Energy Equipment & Services	45,744,825	—	—	45,744,825
Food & Staples Retailing	48,467,705	—	—	48,467,705
Food Products	88,371,570	70,599,960	—	158,971,530
Health Care Equipment & Supplies	129,153,135	—	—	129,153,135
Health Care Providers & Services	49,597,203	—	—	49,597,203
Household Durables	10,473,683	—	—	10,473,683
Household Products	14,459,773	—	—	14,459,773
Industrial Conglomerates	109,247,494	—	—	109,247,494
Insurance	232,452,824	—	—	232,452,824
IT Services	160,643,036	—	—	160,643,036
Life Sciences Tools & Services	36,803,913	—	—	36,803,913
Machinery	89,581,269	—	—	89,581,269
Media	123,402,832	—	—	123,402,832
Multiline Retail	22,509,619	—	—	22,509,619
Oil, Gas & Consumable Fuels	125,843,005	—	—	125,843,005
Pharmaceuticals	236,609,741	15,740,666	—	252,350,407
Professional Services	7,186,034	—	—	7,186,034
Road & Rail	35,443,141	—	—	35,443,141
Semiconductors & Semiconductor Equipment	51,607,395	—	—	51,607,395
Software	20,702,599	—	—	20,702,599
Specialty Retail	9,525,179	—	—	9,525,179
Tobacco	128,102,354	—	—	128,102,354
Wireless Telecommunication Services	—	6,514,760	—	6,514,760
Total Common Stocks	2,899,898,360	126,925,022	—	3,026,823,382
Short-Term Investments
Discount Note	—	8,357,000	—	8,357,000
Mutual Fund	83,896,264	—	—	83,896,264
Repurchase Agreement	—	24,409,077	—	24,409,077
Total Short-Term Investments	83,896,264	32,766,077	—	116,662,341
Total Investments	$2,983,794,624	$159,691,099	$—	$3,143,485,723

Collateral for Securities Loaned (Liability)	$—	$(83,896,264)	$—	$(83,896,264)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$3,143,485,723
Cash	106,287
Cash denominated in foreign currencies (c)	819
Receivable for:
Investments sold	1,802,447
Fund shares sold	234,728
Dividends and interest	5,762,688
Prepaid expenses	19,352

Total Assets	3,151,412,044
Liabilities
Collateral for securities loaned	83,896,264
Payables for:
Fund shares redeemed	2,883,136
Accrued Expenses:
Management fees	1,399,637
Distribution and service fees	164,864
Deferred trustees’ fees	136,865
Other expenses	309,093

Total Liabilities	88,789,859

Net Assets	$3,062,622,185

Net Assets Consist of:
Paid in surplus	$2,212,965,463
Undistributed net investment income	29,953,363
Accumulated net realized gain	100,780,527
Unrealized appreciation on investments and foreign currency transactions	718,922,832

Net Assets	$3,062,622,185

Net Assets
Class A	$2,209,311,430
Class B	772,413,604
Class D	14,500,546
Class E	66,396,605
Capital Shares Outstanding*
Class A	154,039,077
Class B	54,420,773
Class D	1,013,911
Class E	4,654,297
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.34
Class B	14.19
Class D	14.30
Class E	14.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,424,469,775.
(b)	Includes securities loaned at value of $124,141,951.
(c)	Identified cost of cash denominated in foreign currencies was $840.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$38,068,676
Interest	33,787
Securities lending income	124,022

Total investment income	38,226,485
Expenses
Management fees	10,339,032
Administration fees	37,330
Custodian and accounting fees	83,213
Distribution and service fees—Class B	907,015
Distribution and service fees—Class D	7,035
Distribution and service fees—Class E	48,110
Audit and tax services	20,230
Legal	13,766
Trustees’ fees and expenses	15,980
Shareholder reporting	90,791
Insurance	10,385
Miscellaneous	18,743

Total expenses	11,591,630
Less management fee waiver	(1,999,509)
Less broker commission recapture	(26,767)

Net expenses	9,565,354

Net Investment Income	28,661,131

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	105,204,984
Foreign currency transactions	(21,172)

Net realized gain	105,183,812

Net change in unrealized appreciation on:
Investments	70,430,855
Foreign currency transactions	30,280

Net change in unrealized appreciation	70,461,135

Net realized and unrealized gain	175,644,947

Net Increase in Net Assets from Operations	$204,306,078

(a)	Net of foreign withholding taxes of $803,143.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,661,131	$58,468,761
Net realized gain	105,183,812	283,803,641
Net change in unrealized appreciation (depreciation)	70,461,135	(342,330,247)

Increase (decrease) in net assets from operations	204,306,078	(57,845)

From Distributions to Shareholders
Net investment income
Class A	(49,437,763)	(64,266,030)
Class B	(15,441,649)	(18,873,575)
Class D	(312,156)	(413,063)
Class E	(1,387,482)	(1,838,640)
Net realized capital gains
Class A	(197,201,744)	(369,239,893)
Class B	(69,294,401)	(119,713,583)
Class D	(1,306,868)	(2,472,344)
Class E	(5,965,342)	(11,239,619)

Total distributions	(340,347,405)	(588,056,747)

Increase in net assets from capital share transactions	160,563,584	239,569,799

Total increase (decrease) in net assets	24,522,257	(348,544,793)

Net Assets
Beginning of period	3,038,099,928	3,386,644,721

End of period	$3,062,622,185	$3,038,099,928

Undistributed net investment income
End of period	$29,953,363	$67,871,282

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,343,653	$20,265,285	3,370,415	$57,892,552
Reinvestments	17,504,578	246,639,507	27,842,385	433,505,923
Redemptions	(11,752,876)	(178,350,338)	(19,942,986)	(335,396,986)

Net increase	7,095,355	$88,554,454	11,269,814	$156,001,489

Class B
Sales	2,877,878	$43,408,022	4,205,956	$67,865,522
Reinvestments	6,074,269	84,736,050	8,981,670	138,587,158
Redemptions	(4,032,050)	(59,941,545)	(7,493,315)	(124,870,417)

Net increase	4,920,097	$68,202,527	5,694,311	$81,582,263

Class D
Sales	24,944	$386,218	17,071	$268,085
Reinvestments	115,233	1,619,024	185,796	2,885,407
Redemptions	(100,541)	(1,502,495)	(143,771)	(2,360,733)

Net increase	39,636	$502,747	59,096	$792,759

Class E
Sales	93,561	$1,403,576	108,399	$1,772,656
Reinvestments	524,453	7,352,824	843,758	13,078,259
Redemptions	(363,410)	(5,452,544)	(815,386)	(13,657,627)

Net increase	254,604	$3,303,856	136,771	$1,193,288

Increase derived from capital shares transactions		$160,563,584		$239,569,799

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.09		$18.38	$17.75	$13.80	$12.23	$12.31

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.31	0.43	0.30	0.29	0.25
Net realized and unrealized gain (loss) on investments	0.90		(0.23)	1.36	4.46	1.72	(0.13)

Total from investment operations	1.05		0.08	1.79	4.76	2.01	0.12

Less Distributions
Distributions from net investment income	(0.36)		(0.50)	(0.31)	(0.30)	(0.26)	(0.20)
Distributions from net realized capital gains	(1.44)		(2.87)	(0.85)	(0.51)	(0.18)	0.00

Total distributions	(1.80)		(3.37)	(1.16)	(0.81)	(0.44)	(0.20)

Net Asset Value, End of Period	$14.34		$15.09	$18.38	$17.75	$13.80	$12.23

Total Return (%) (b)	7.14	(c)	(0.15)	10.81	35.73	16.65	0.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.72	0.72	0.73	0.73
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.58	0.58	0.58	0.60	0.61
Ratio of net investment income to average net assets (%)	2.01	(d)	1.87	2.49	1.92	2.21	2.03
Portfolio turnover rate (%)	6	(c)	12	12	17	16	16
Net assets, end of period (in millions)	$2,209.3		$2,218.1	$2,493.9	$3,074.8	$2,363.0	$2,141.2

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.94		$18.22	$17.61	$13.70	$12.15	$12.23

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.27	0.37	0.27	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.88		(0.23)	1.36	4.41	1.70	(0.13)

Total from investment operations	1.01		0.04	1.73	4.68	1.96	0.09

Less Distributions
Distributions from net investment income	(0.32)		(0.45)	(0.27)	(0.26)	(0.23)	(0.17)
Distributions from net realized capital gains	(1.44)		(2.87)	(0.85)	(0.51)	(0.18)	0.00

Total distributions	(1.76)		(3.32)	(1.12)	(0.77)	(0.41)	(0.17)

Net Asset Value, End of Period	$14.19		$14.94	$18.22	$17.61	$13.70	$12.15

Total Return (%) (b)	6.94	(c)	(0.36)	10.56	35.38	16.32	0.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.97	0.97	0.98	0.98
Net ratio of expenses to average net assets (%) (e)	0.83	(d)	0.83	0.83	0.83	0.85	0.86
Ratio of net investment income to average net assets (%)	1.76	(d)	1.62	2.16	1.68	1.96	1.79
Portfolio turnover rate (%)	6	(c)	12	12	17	16	16
Net assets, end of period (in millions)	$772.4		$739.3	$798.0	$795.9	$250.2	$217.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(f)
Net Asset Value, Beginning of Period	$15.05		$18.33	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.29	0.41	0.20
Net realized and unrealized gain (loss) on investments	0.89		(0.22)	1.35	2.63

Total from investment operations	1.03		0.07	1.76	2.83

Less Distributions
Distributions from net investment income	(0.34)		(0.48)	(0.29)	0.00
Distributions from net realized capital gains	(1.44)		(2.87)	(0.85)	0.00

Total distributions	(1.78)		(3.35)	(1.14)	0.00

Net Asset Value, End of Period	$14.30		$15.05	$18.33	$17.71

Total Return (%) (b)	7.05	(c)	(0.20)	10.69	19.02	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.82	0.82	0.82	(d)
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.68	0.68	0.68	(d)
Ratio of net investment income to average net assets (%)	1.90	(d)	1.77	2.34	1.80	(d)
Portfolio turnover rate (%)	6	(c)	12	12	17
Net assets, end of period (in millions)	$14.5		$14.7	$16.8	$18.6

	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.01		$18.29	$17.67	$13.73	$12.18	$12.25

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.29	0.40	0.28	0.27	0.23
Net realized and unrealized gain (loss) on investments	0.89		(0.23)	1.35	4.45	1.70	(0.12)

Total from investment operations	1.03		0.06	1.75	4.73	1.97	0.11

Less Distributions
Distributions from net investment income	(0.33)		(0.47)	(0.28)	(0.28)	(0.24)	(0.18)
Distributions from net realized capital gains	(1.44)		(2.87)	(0.85)	(0.51)	(0.18)	0.00

Total distributions	(1.77)		(3.34)	(1.13)	(0.79)	(0.42)	(0.18)

Net Asset Value, End of Period	$14.27		$15.01	$18.29	$17.67	$13.73	$12.18

Total Return (%) (b)	7.07	(c)	(0.27)	10.63	35.63	16.39	0.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87	0.87	0.88	0.88
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.73	0.75	0.76
Ratio of net investment income to average net assets (%)	1.86	(d)	1.72	2.28	1.81	2.05	1.85
Portfolio turnover rate (%)	6	(c)	12	12	17	16	16
Net assets, end of period (in millions)	$66.4		$66.0	$78.0	$83.5	$57.0	$58.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, corporate actions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $24,409,077, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$171,318,786	$0	$311,021,436

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $814,330 in purchases and $4,334,571 in sales of investments, which are included above, and resulted in realized gains of $1,633,195.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average daily net assets
$10,339,032	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$93,281,069	$64,772,682	$494,775,678	$185,144,942	$588,056,747	$249,917,624

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$72,286,217	$268,954,575	$644,595,984	$—	$985,836,776

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, E and G shares of the MSCI EAFE Index Portfolio returned -2.89%, -3.05%, -3.08%, and -3.10%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -4.42%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter, equity markets were volatile as investors worried about a global economic slowdown and macroeconomic data continued to disappoint. U.S. retail sales, industrial production, and housing starts were all weaker than expected. In March, equity indexes rallied on central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Federal Reserve Bank (“Fed”) lowered the expected number of rate increases for 2016. During the second quarter, equity markets continued to move higher as positive macroeconomic data and recovering oil prices contrasted with uncertainty about a potential Fed rate hike and the United Kingdom referendum on European Union membership. In May, U.S. construction spending hit a record high and U.S. new, existing, and pending home sales and durable goods orders were all better than expected. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and rallied the last three days of the quarter as concerns about the referendum abated and volatility declined.

The U.S. Dollar weakened during the six-month period, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 2.8%.

Seven of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2016. New Zealand (0.2%) beginning weight in the benchmark), up 19.3%, was the best performing country. Singapore (1.3% beginning weight), up 5.4%, and Norway (0.6% beginning weight), up 5.0%, were the next best-performing countries. Italy (2.4% beginning weight), down 20.4%, and Ireland (0.4% beginning weight), down 13.9% were the worst performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were Royal Dutch Shell Class A, up 26.6%, Royal Dutch Shell Class B, up 26.4%, and British American Tobacco, up 19.5%. The stocks with the largest negative impact were Mitsubishi UFJ Financial Group, down 28.2%, Toyota Motor, down 19.5%, and HSBC Holdings, down 17.3%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	-2.89	-9.53	1.62	1.53	—
Class B	-3.05	-9.72	1.37	1.28	—
Class E	-3.08	-9.73	1.44	1.37	—
Class G	-3.10	-9.80	1.30	—	7.62
MSCI EAFE Index	-4.42	-10.16	1.68	1.58	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	3.7
Nestle S.A.	2.0
Novartis AG	1.5
Roche Holding AG	1.5
Toyota Motor Corp.	1.1
HSBC Holdings plc	1.0
British American Tobacco plc	1.0
Royal Dutch Shell plc - A Shares	0.9
BP plc	0.9
Total S.A.	0.8

Top Countries

% of Net Assets
Japan	22.0
United Kingdom	18.0
Switzerland	8.9
France	8.7
Germany	8.2
Australia	7.0
Hong Kong	3.1
Spain	2.8
Netherlands	2.7
Sweden	2.6

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.38%	$1,000.00	$971.10	$1.86
	Hypothetical*	0.38%	$1,000.00	$1,022.97	$1.91

Class B(a)	Actual	0.63%	$1,000.00	$969.50	$3.09
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class E(a)	Actual	0.53%	$1,000.00	$969.20	$2.59
	Hypothetical*	0.53%	$1,000.00	$1,022.23	$2.66

Class G(a)	Actual	0.68%	$1,000.00	$969.00	$3.33
	Hypothetical*	0.68%	$1,000.00	$1,021.48	$3.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—93.7% of Net Assets

Security Description	Shares	Value

Australia—7.0%
AGL Energy, Ltd.	49,491	$713,053
Alumina, Ltd. (a)	191,453	186,907
Amcor, Ltd.	95,202	1,062,999
AMP, Ltd.	234,994	910,680
APA Group	98,264	679,558
Aristocrat Leisure, Ltd.	41,217	425,204
Asciano, Ltd.	48,897	323,249
ASX, Ltd.	16,055	548,879
Aurizon Holdings, Ltd.	157,842	570,846
AusNet Services	138,423	169,578
Australia & New Zealand Banking Group, Ltd.	230,051	4,187,771
Bank of Queensland, Ltd.	24,917	198,171
Bendigo and Adelaide Bank, Ltd.	35,779	259,092
BHP Billiton plc	172,349	2,176,945
BHP Billiton, Ltd.	251,544	3,576,949
Boral, Ltd.	61,162	286,144
Brambles, Ltd.	129,540	1,200,086
Caltex Australia, Ltd.	19,432	463,511
Challenger, Ltd.	44,035	285,402
CIMIC Group, Ltd.	8,428	225,353
Coca-Cola Amatil, Ltd.	42,510	261,920
Cochlear, Ltd.	5,478	496,063
Commonwealth Bank of Australia	135,072	7,567,755
Computershare, Ltd.	41,806	287,500
Crown Resorts, Ltd.	29,464	278,322
CSL, Ltd.	37,261	3,127,938
Dexus Property Group (REIT)	77,269	520,982
Domino’s Pizza Enterprises, Ltd.	4,938	252,030
DUET Group (b)	178,971	334,421
Fortescue Metals Group, Ltd.	100,245	269,376
Goodman Group (REIT)	139,425	742,026
GPT Group (The) (REIT)	140,241	566,399
Harvey Norman Holdings, Ltd.	44,837	155,199
Healthscope, Ltd.	134,432	287,410
Incitec Pivot, Ltd.	152,808	342,093
Insurance Australia Group, Ltd.	184,566	756,823
Lend Lease Group	51,045	483,304
Macquarie Group, Ltd.	24,276	1,260,492
Medibank Private, Ltd.	199,900	440,233
Mirvac Group (REIT)	298,553	450,945
National Australia Bank, Ltd.	209,020	4,008,887
Newcrest Mining, Ltd. (c)	60,310	1,035,405
Oil Search, Ltd.	104,563	524,970
Orica, Ltd.	26,176	242,117
Origin Energy, Ltd.	123,698	539,421
QBE Insurance Group, Ltd.	110,125	862,916
Ramsay Health Care, Ltd.	10,616	569,947
REA Group, Ltd. (a)	4,158	184,833
Rio Tinto, Ltd.	31,918	1,097,391
Santos, Ltd.	164,725	580,323
Scentre Group (REIT)	417,733	1,533,951
Seek, Ltd. (a)	22,233	253,280
Sonic Healthcare, Ltd.	32,696	527,680
South32, Ltd. (c)	393,402	458,995
Stockland (REIT)	205,214	721,597
Suncorp Group, Ltd.	108,776	994,823
Sydney Airport	80,467	417,430

Australia—(Continued)
Tabcorp Holdings, Ltd.	54,472	185,943
Tatts Group, Ltd.	123,533	352,889
Telstra Corp., Ltd.	335,688	1,394,768
TPG Telecom, Ltd.	21,838	193,980
Transurban Group	159,204	1,425,594
Treasury Wine Estates, Ltd.	68,905	475,887
Vicinity Centres (REIT)	252,185	626,478
Vocus Communications, Ltd. (a)	34,500	244,133
Wesfarmers, Ltd.	88,016	2,646,602
Westfield Corp. (REIT)	163,017	1,296,723
Westpac Banking Corp.	266,028	5,898,173
Woodside Petroleum, Ltd.	60,391	1,222,172
Woolworths, Ltd.	104,896	1,644,226

		69,493,142

Austria—0.2%
Andritz AG	6,601	313,990
Erste Group Bank AG (c)	22,499	515,071
OMV AG	12,416	348,197
Voestalpine AG (a)	9,525	319,076

		1,496,334

Belgium—1.4%
Ageas	15,573	538,620
Anheuser-Busch InBev S.A.	63,583	8,366,996
Colruyt S.A.	5,430	300,011
Delhaize Group S.A.	7,921	837,865
Groupe Bruxelles Lambert S.A.	5,864	479,936
KBC Groep NV	19,071	935,970
Proximus	14,232	451,172
Solvay S.A.	5,735	533,687
Telenet Group Holding NV (c)	4,184	191,184
UCB S.A.	9,619	720,034
Umicore S.A.	8,519	439,438

		13,794,913

Denmark—1.9%
AP Moeller - Maersk A/S - Class A	274	348,926
AP Moeller - Maersk A/S - Class B	566	746,842
Carlsberg A/S - Class B	7,997	759,502
Chr Hansen Holding A/S	7,473	491,091
Coloplast A/S - Class B (a)	9,594	716,718
Danske Bank A/S	58,351	1,547,417
DSV A/S	16,462	692,671
Genmab A/S (c)	4,236	772,221
ISS A/S	13,228	495,703
Novo Nordisk A/S - Class B	146,945	7,908,347
Novozymes A/S - B Shares	17,609	849,241
Pandora A/S	9,197	1,249,405
TDC A/S	59,338	290,667
Tryg A/S	8,735	156,023
Vestas Wind Systems A/S	18,883	1,282,471
William Demant Holding A/S (c)	9,405	183,045

		18,490,290

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—0.9%
Elisa Oyj	13,058	$502,232
Fortum Oyj	31,487	505,018
Kone Oyj - Class B	26,344	1,217,682
Metso Oyj (a)	7,511	177,668
Neste Oyj	9,073	325,426
Nokia Oyj (a)	451,151	2,569,807
Nokian Renkaat Oyj	10,639	380,440
Orion Oyj - Class B	9,644	375,038
Sampo Oyj - A Shares	35,348	1,445,735
Stora Enso Oyj - R Shares	40,497	326,662
UPM-Kymmene Oyj	42,203	774,498
Wartsila Oyj Abp	12,999	532,547

		9,132,753

France—8.7%
Accor S.A.	13,973	542,309
Aeroports de Paris	2,209	244,588
Air Liquide S.A.	26,902	2,822,413
Alstom S.A. (c)	13,067	305,396
Arkema S.A.	5,073	391,903
Atos SE	6,339	530,060
AXA S.A.	155,873	3,134,812
BNP Paribas S.A.	82,830	3,727,895
Bollore S.A.	61,600	210,382
Bouygues S.A.	14,921	431,716
Bureau Veritas S.A.	19,643	415,174
Cap Gemini S.A.	12,372	1,080,894
Carrefour S.A.	46,421	1,149,692
Casino Guichard Perrachon S.A.	4,364	244,118
Christian Dior SE	4,654	754,734
Cie de St-Gobain	40,023	1,533,789
Cie Generale des Etablissements Michelin	14,364	1,362,237
CNP Assurances	10,520	156,092
Credit Agricole S.A.	81,041	687,190
Danone S.A.	46,007	3,247,582
Dassault Systemes S.A.	10,162	776,807
Edenred	13,868	286,448
Eiffage S.A.	4,533	324,067
Electricite de France S.A. (a)	17,389	213,977
Engie S.A.	120,464	1,946,207
Essilor International S.A.	16,817	2,240,643
Eurazeo S.A.	2,479	148,124
Eutelsat Communications S.A.	14,990	286,001
Fonciere Des Regions (REIT)	3,163	281,880
Gecina S.A. (REIT)	3,255	445,407
Groupe Eurotunnel SE	32,808	349,533
Hermes International	2,256	851,135
ICADE (REIT)	3,450	245,588
Iliad S.A.	2,335	475,162
Imerys S.A.	2,253	144,103
Ingenico Group S.A.	4,093	480,086
JCDecaux S.A. (a)	4,706	159,861
Kering	5,893	962,108
Klepierre (REIT)	16,658	743,973
L’Oreal S.A.	19,696	3,771,642
Lagardere SCA	8,303	182,435

France—(Continued)
Legrand S.A.	20,811	1,074,903
LVMH Moet Hennessy Louis Vuitton SE	21,849	3,311,888
Natixis S.A.	80,165	308,228
Numericable-SFR S.A.	9,888	250,554
Orange S.A.	155,617	2,544,598
Pernod-Ricard S.A. (a)	17,290	1,927,967
Peugeot S.A. (c)	40,345	491,954
Publicis Groupe S.A.	15,420	1,045,805
Remy Cointreau S.A.	1,860	160,425
Renault S.A.	15,031	1,146,579
Rexel S.A.	20,012	252,925
Safran S.A.	24,884	1,693,014
Sanofi	92,351	7,771,226
Schneider Electric SE	43,651	2,586,109
SCOR SE	11,686	352,424
SES S.A.	24,380	527,200
Societe BIC S.A.	2,149	304,208
Societe Generale S.A.	60,631	1,918,180
Sodexo S.A.	7,921	854,143
Suez	22,682	357,629
Technip S.A.	9,722	529,324
Thales S.A.	7,807	655,923
Total S.A.	173,540	8,377,436
Unibail-Rodamco SE (REIT) (a)	7,985	2,094,278
Valeo S.A.	20,400	912,100
Veolia Environnement S.A.	38,440	835,993
Vinci S.A.	39,654	2,827,279
Vivendi S.A.	94,245	1,787,605
Wendel S.A.	2,267	236,484
Zodiac Aerospace	14,929	351,668

		85,776,212

Germany—7.7%
adidas AG	14,905	2,127,820
Allianz SE	36,569	5,215,692
Axel Springer SE	3,006	157,699
BASF SE	72,707	5,552,602
Bayer AG	65,388	6,585,941
Bayerische Motoren Werke AG	26,677	1,957,243
Beiersdorf AG	8,429	797,364
Brenntag AG	12,657	612,307
Commerzbank AG	87,047	565,201
Continental AG	8,442	1,588,205
Covestro AG	5,610	250,249
Daimler AG	77,142	4,605,392
Deutsche Bank AG (c)	109,061	1,485,581
Deutsche Boerse AG	14,683	1,203,495
Deutsche Lufthansa AG (a)	17,782	207,245
Deutsche Post AG	76,616	2,141,323
Deutsche Telekom AG	252,157	4,294,970
Deutsche Wohnen AG	28,299	961,422
E.ON SE	159,825	1,600,720
Evonik Industries AG	10,400	309,888
Fraport AG Frankfurt Airport Services Worldwide (a)	4,331	231,638
Fresenius Medical Care AG & Co. KGaA	17,215	1,491,150

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Fresenius SE & Co. KGaA	32,401	$2,390,057
GEA Group AG	14,300	672,849
Hannover Rueck SE	5,368	561,501
HeidelbergCement AG	10,797	810,438
Henkel AG & Co. KGaA	7,933	853,370
HOCHTIEF AG	1,646	212,259
Hugo Boss AG	4,934	279,055
Infineon Technologies AG	85,888	1,235,586
K&S AG (a)	14,121	290,040
LANXESS AG	7,402	323,806
Linde AG	15,006	2,090,843
MAN SE	3,022	307,971
Merck KGaA	10,657	1,086,142
Metro AG	15,747	482,241
Muenchener Rueckversicherungs-Gesellschaft AG	13,047	2,182,879
OSRAM Licht AG	8,388	433,959
ProSiebenSat.1 Media SE	16,646	727,644
RTL Group S.A.	2,700	220,452
RWE AG (c)	34,949	552,876
SAP SE	77,711	5,814,990
Siemens AG	60,557	6,210,046
Symrise AG	8,990	613,246
Telefonica Deutschland Holding AG	58,800	242,419
ThyssenKrupp AG	32,245	644,322
TUI AG	37,093	422,876
United Internet AG	8,781	362,698
Volkswagen AG	2,495	335,597
Vonovia SE	36,786	1,343,967
Zalando SE (c)	6,525	172,923

		75,820,199

Hong Kong—3.1%
AIA Group, Ltd.	969,200	5,827,774
ASM Pacific Technology, Ltd. (a)	19,600	141,158
Bank of East Asia, Ltd. (The) (a)	103,920	403,185
BOC Hong Kong Holdings, Ltd.	290,465	876,179
Cathay Pacific Airways, Ltd.	87,000	127,636
Cheung Kong Infrastructure Holdings, Ltd.	57,000	489,686
Cheung Kong Property Holdings, Ltd.	214,440	1,352,633
CK Hutchison Holdings, Ltd.	212,440	2,337,957
CLP Holdings, Ltd.	131,377	1,344,881
Galaxy Entertainment Group, Ltd.	181,000	540,475
Hang Lung Properties, Ltd.	161,000	327,715
Hang Seng Bank, Ltd.	60,800	1,044,462
Henderson Land Development Co., Ltd.	98,093	555,857
HK Electric Investments & HK Electric Investments, Ltd. (144A)	206,500	192,687
HKT Trust & HKT, Ltd.	189,980	274,616
Hong Kong & China Gas Co., Ltd.	646,116	1,181,869
Hong Kong Exchanges and Clearing, Ltd.	90,200	2,200,563
Hongkong Land Holdings, Ltd.	95,400	583,100
Hysan Development Co., Ltd.	45,000	200,377
Jardine Matheson Holdings, Ltd.	19,700	1,153,612
Li & Fung, Ltd. (a)	429,600	209,724
Link REIT (REIT)	181,141	1,239,231
Melco Crown Entertainment, Ltd. (ADR)	16,000	201,280

Hong Kong—(Continued)
MTR Corp., Ltd.	110,500	562,163
New World Development Co., Ltd.	476,707	484,883
NWS Holdings, Ltd.	177,000	282,104
PCCW, Ltd.	481,000	323,410
Power Assets Holdings, Ltd.	107,049	982,812
Sands China, Ltd.	190,000	642,030
Sino Land Co., Ltd.	289,600	477,689
Sun Hung Kai Properties, Ltd.	115,250	1,387,815
Swire Pacific, Ltd. - Class A	56,317	641,256
Swire Properties, Ltd.	83,600	223,032
Techtronic Industries Co., Ltd.	128,000	535,847
WH Group, Ltd.	437,000	345,782
Wharf Holdings, Ltd. (The)	104,976	641,560
Wheelock & Co., Ltd.	68,000	321,618
Wynn Macau, Ltd.	134,800	196,423
Yue Yuen Industrial Holdings, Ltd.	50,500	201,452

		31,056,533

Ireland—1.1%
Bank of Ireland (c)	2,405,091	501,744
CRH plc	67,317	1,943,301
DCC plc	7,008	618,752
Experian plc	79,898	1,523,955
James Hardie Industries plc	40,250	615,541
Kerry Group plc - Class A	13,003	1,156,550
Paddy Power Betfair plc	6,200	652,821
Shire plc	70,414	4,354,135

		11,366,799

Israel—0.7%
Azrieli Group, Ltd.	3,653	155,811
Bank Hapoalim B.M.	86,396	437,051
Bank Leumi Le-Israel B.M. (c)	120,713	426,561
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	354,390
Check Point Software Technologies, Ltd. (a) (c)	10,500	836,640
Israel Chemicals, Ltd.	45,583	178,421
Nice Ltd.	5,213	328,051
Taro Pharmaceutical Industries, Ltd. (c)	1,300	189,280
Teva Pharmaceutical Industries, Ltd.	73,053	3,705,843

		6,612,048

Italy—1.6%
Assicurazioni Generali S.p.A.	93,308	1,099,850
Atlantia S.p.A.	31,412	784,305
Banca Monte dei Paschi di Siena S.p.A. (c)	1	0
Enel S.p.A.	626,740	2,790,437
Eni S.p.A.	199,268	3,220,593
Exor S.p.A.	10,723	396,553
Intesa Sanpaolo S.p.A.	993,553	1,907,821
Intesa Sanpaolo S.p.A. - Risparmio Shares (a)	65,400	116,929
Leonardo-Finmeccanica S.p.A. (c)	28,782	292,745
Luxottica Group S.p.A.	13,581	662,454
Mediobanca S.p.A.	44,816	260,641
Poste Italiane S.p.A. (a)	41,357	275,132

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Prysmian S.p.A.	13,126	$288,054
Rizzoli Corriere Della Sera Mediagroup S.p.A. (a) (c)	4,794	4,292
Saipem S.p.A. (c)	422,993	170,857
Snam S.p.A.	193,977	1,161,751
Telecom Italia S.p.A. (c)	866,636	711,751
Telecom Italia S.p.A. - Risparmio Shares (c)	501,246	322,842
Terna Rete Elettrica Nazionale S.p.A.	118,746	662,372
UniCredit S.p.A.	392,223	876,489
Unione di Banche Italiane S.p.A. (a)	67,193	188,667
UnipolSai S.p.A.	64,500	97,060

		16,291,595

Japan—22.0%
ABC-Mart, Inc.	2,200	147,379
Acom Co., Ltd. (a) (c)	31,200	150,937
Aeon Co., Ltd.	51,500	803,108
AEON Financial Service Co., Ltd.	8,400	181,699
Air Water, Inc.	10,000	147,376
Aisin Seiki Co., Ltd.	16,500	674,160
Ajinomoto Co., Inc.	44,000	1,039,677
Alfresa Holdings Corp.	12,000	251,549
Alps Electric Co., Ltd.	13,100	248,382
Amada Holdings Co., Ltd.	27,000	274,803
ANA Holdings, Inc.	84,000	239,901
Aozora Bank, Ltd.	77,000	267,795
Asahi Glass Co., Ltd. (a)	72,000	391,683
Asahi Group Holdings, Ltd.	30,700	996,857
Asahi Kasei Corp.	97,000	676,589
Asics Corp.	11,000	185,861
Astellas Pharma, Inc.	165,500	2,606,998
Bandai Namco Holdings, Inc.	16,000	413,831
Bank of Kyoto, Ltd. (The)	22,000	135,198
Bridgestone Corp. (a)	51,600	1,658,538
Brother Industries, Ltd.	16,400	176,142
Calbee, Inc.	5,500	229,819
Canon, Inc. (a)	83,700	2,404,063
Casio Computer Co., Ltd.	16,900	243,088
Central Japan Railway Co.	11,700	2,084,484
Chiba Bank, Ltd. (The)	49,000	232,640
Chubu Electric Power Co., Inc.	57,000	816,956
Chugai Pharmaceutical Co., Ltd. (a)	16,800	600,826
Chugoku Bank, Ltd. (The)	12,000	122,838
Chugoku Electric Power Co., Inc. (The)	23,700	301,979
Concordia Financial Group, Ltd. (c)	83,000	326,916
Credit Saison Co., Ltd.	10,500	176,880
CYBERDYNE, Inc. (a) (c)	8,200	184,818
Dai Nippon Printing Co., Ltd.	40,000	447,182
Dai-ichi Life Insurance Co., Ltd. (The)	91,700	1,023,388
Daicel Corp.	22,000	229,036
Daihatsu Motor Co., Ltd.	14,000	183,029
Daiichi Sankyo Co., Ltd.	49,000	1,190,126
Daikin Industries, Ltd.	18,000	1,509,554
Daito Trust Construction Co., Ltd.	6,200	1,011,608
Daiwa House Industry Co., Ltd.	47,500	1,395,161
Daiwa Securities Group, Inc.	126,000	666,639

Japan—(Continued)
Denso Corp.	40,100	1,418,023
Dentsu, Inc.	16,600	780,690
Don Quijote Holdings Co., Ltd.	8,200	304,944
East Japan Railway Co.	26,900	2,494,959
Eisai Co., Ltd.	19,300	1,079,384
Electric Power Development Co., Ltd.	10,900	255,014
FamilyMart Co., Ltd.	4,300	262,917
FANUC Corp.	15,300	2,492,850
Fast Retailing Co., Ltd.	4,200	1,133,421
Fuji Electric Co., Ltd.	43,000	181,737
Fuji Heavy Industries, Ltd.	45,600	1,571,259
FUJIFILM Holdings Corp.	36,700	1,427,551
Fujitsu, Ltd.	169,000	623,370
Fukuoka Financial Group, Inc.	53,000	175,460
Hachijuni Bank, Ltd. (The)	30,000	131,166
Hakuhodo DY Holdings, Inc.	17,600	211,292
Hamamatsu Photonics KK	9,600	269,045
Hankyu Hanshin Holdings, Inc.	102,000	764,171
Hikari Tsushin, Inc.	1,800	151,428
Hino Motors, Ltd.	19,000	189,255
Hirose Electric Co., Ltd.	2,300	283,017
Hiroshima Bank, Ltd. (The)	38,000	127,351
Hisamitsu Pharmaceutical Co., Inc.	4,500	259,792
Hitachi Chemical Co., Ltd.	8,500	158,602
Hitachi High-Technologies Corp.	5,500	150,797
Hitachi Metals, Ltd.	20,000	203,684
Hitachi, Ltd.	383,000	1,602,568
Hokuriku Electric Power Co.	12,000	149,151
Honda Motor Co., Ltd.	127,700	3,245,494
Hoshizaki Electric Co., Ltd.	4,100	402,532
Hoya Corp.	31,900	1,143,244
Hulic Co., Ltd.	32,300	340,877
Idemitsu Kosan Co., Ltd. (a)	7,200	156,271
IHI Corp.	99,000	266,910
Iida Group Holdings Co., Ltd.	12,700	260,378
Inpex Corp.	71,100	558,338
Isetan Mitsukoshi Holdings, Ltd.	26,900	240,162
Isuzu Motors, Ltd.	54,500	671,443
ITOCHU Corp.	124,100	1,517,793
J Front Retailing Co., Ltd.	23,000	239,092
Japan Airlines Co., Ltd.	8,400	271,385
Japan Exchange Group, Inc.	46,400	534,296
Japan Post Bank Co., Ltd.	30,800	363,284
Japan Post Holdings Co., Ltd.	34,200	416,783
Japan Prime Realty Investment Corp. (REIT) (a)	88	379,373
Japan Real Estate Investment Corp. (REIT)	105	650,502
Japan Retail Fund Investment Corp. (REIT)	202	517,477
Japan Tobacco, Inc. (a)	86,200	3,475,945
JFE Holdings, Inc. (a)	41,700	543,160
JGC Corp.	14,000	200,249
Joyo Bank, Ltd. (The) (a)	54,000	202,614
JSR Corp.	19,100	252,978
JTEKT Corp.	20,000	226,975
JX Holdings, Inc.	160,000	625,826
Kajima Corp.	80,000	556,163
Kakaku.com, Inc. (a)	11,000	218,270
Kamigumi Co., Ltd.	17,000	157,233

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kaneka Corp.	22,000	$146,686
Kansai Electric Power Co., Inc. (The) (c)	55,000	536,795
Kansai Paint Co., Ltd.	17,200	348,758
Kao Corp.	40,000	2,323,546
Kawasaki Heavy Industries, Ltd.	124,000	349,257
KDDI Corp.	149,300	4,574,793
Keihan Holdings Co., Ltd.	39,000	271,206
Keikyu Corp.	36,000	362,963
Keio Corp.	45,000	425,656
Keisei Electric Railway Co., Ltd.	20,000	258,200
Keyence Corp.	3,700	2,511,894
Kikkoman Corp.	12,000	442,016
Kintetsu Group Holdings Co., Ltd.	157,120	674,931
Kirin Holdings Co., Ltd. (a)	62,000	1,048,953
Kobe Steel, Ltd.	272,000	222,913
Koito Manufacturing Co., Ltd.	10,100	465,281
Komatsu, Ltd.	75,400	1,318,462
Konami Holdings Corp.	7,300	278,232
Konica Minolta, Inc.	37,000	270,086
Kose Corp.	2,300	194,285
Kubota Corp.	89,000	1,199,854
Kuraray Co., Ltd.	24,500	293,290
Kurita Water Industries, Ltd.	7,100	159,009
Kyocera Corp.	24,900	1,188,339
Kyowa Hakko Kirin Co., Ltd. (a)	20,000	341,913
Kyushu Electric Power Co., Inc.	39,700	398,251
Kyushu Financial Group, Inc.	26,400	131,770
Lawson, Inc.	4,900	391,020
LIXIL Group Corp.	24,500	405,439
M3, Inc. (a)	18,600	648,415
Mabuchi Motor Co., Ltd.	3,600	152,134
Makita Corp.	9,500	630,541
Marubeni Corp.	133,500	603,228
Marui Group Co., Ltd.	16,000	216,115
Maruichi Steel Tube, Ltd.	4,600	161,478
Mazda Motor Corp.	41,400	558,147
McDonald’s Holdings Co. Japan, Ltd. (a)	5,400	147,503
Medipal Holdings Corp.	10,700	176,730
MEIJI Holdings Co., Ltd.	10,200	1,042,420
Minebea Co., Ltd.	24,000	162,596
Miraca Holdings, Inc.	4,000	173,509
Mitsubishi Chemical Holdings Corp.	116,300	533,921
Mitsubishi Corp.	119,900	2,110,216
Mitsubishi Electric Corp.	160,000	1,909,631
Mitsubishi Estate Co., Ltd.	99,000	1,822,032
Mitsubishi Gas Chemical Co., Inc.	26,000	135,751
Mitsubishi Heavy Industries, Ltd.	260,000	1,044,709
Mitsubishi Materials Corp.	79,000	189,409
Mitsubishi Motors Corp.	44,999	205,793
Mitsubishi Tanabe Pharma Corp.	22,000	397,201
Mitsubishi UFJ Financial Group, Inc.	998,588	4,480,323
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	159,582
Mitsui & Co., Ltd.	132,217	1,575,835
Mitsui Chemicals, Inc.	57,000	209,251
Mitsui Fudosan Co., Ltd.	69,000	1,585,492
Mitsui OSK Lines, Ltd.	75,000	160,040
Mixi, Inc.	3,800	156,643

Japan—(Continued)
Mizuho Financial Group, Inc.	1,845,900	2,660,125
MS&AD Insurance Group Holdings, Inc.	40,200	1,042,139
Murata Manufacturing Co., Ltd.	15,900	1,795,372
Nabtesco Corp.	12,700	305,251
Nagoya Railroad Co., Ltd. (a)	62,000	350,113
NEC Corp.	225,000	525,436
Nexon Co., Ltd.	10,300	152,308
NGK Insulators, Ltd.	23,000	464,832
NGK Spark Plug Co., Ltd.	12,000	181,746
NH Foods, Ltd.	14,000	342,378
NHK Spring Co., Ltd.	17,000	138,086
Nidec Corp.	18,500	1,405,569
Nikon Corp. (a)	31,200	424,387
Nintendo Co., Ltd.	9,000	1,292,615
Nippon Building Fund, Inc. (REIT)	118	730,075
Nippon Electric Glass Co., Ltd.	31,000	130,163
Nippon Express Co., Ltd.	59,000	270,699
Nippon Paint Holdings Co., Ltd. (a)	13,000	321,407
Nippon Prologis REIT, Inc. (REIT)	109	266,457
Nippon Steel & Sumitomo Metal Corp.	62,100	1,194,467
Nippon Telegraph & Telephone Corp.	54,900	2,594,155
Nippon Yusen KK	142,000	250,602
Nissan Motor Co., Ltd.	197,400	1,790,474
Nisshin Seifun Group, Inc.	15,700	252,611
Nissin Foods Holdings Co., Ltd.	4,700	257,578
Nitori Holdings Co., Ltd.	6,900	833,322
Nitto Denko Corp.	12,600	799,772
Nomura Holdings, Inc.	303,200	1,093,649
Nomura Real Estate Holdings, Inc.	13,100	229,428
Nomura Real Estate Master Fund, Inc. (REIT)	260	413,701
Nomura Research Institute, Ltd.	9,000	329,941
NSK, Ltd.	39,000	290,356
NTT Data Corp.	10,776	511,144
NTT DoCoMo, Inc.	112,700	3,052,474
Obayashi Corp.	58,000	618,106
Obic Co., Ltd.	5,000	275,145
Odakyu Electric Railway Co., Ltd.	55,000	646,126
OJI Holdings Corp.	68,000	262,498
Olympus Corp.	22,800	853,830
Omron Corp.	16,400	534,887
Ono Pharmaceutical Co., Ltd.	32,000	1,390,920
Oracle Corp. Japan	3,000	160,721
Oriental Land Co., Ltd.	17,300	1,123,043
ORIX Corp.	110,600	1,421,594
Osaka Gas Co., Ltd.	161,000	620,566
Otsuka Corp.	3,700	173,047
Otsuka Holdings Co., Ltd.	32,000	1,484,300
Panasonic Corp.	183,800	1,600,803
Park24 Co., Ltd.	7,400	255,111
Pola Orbis Holdings, Inc. (a)	1,900	178,104
Rakuten, Inc.	76,600	831,613
Recruit Holdings Co., Ltd. (a)	22,500	823,642
Resona Holdings, Inc.	169,400	621,138
Ricoh Co., Ltd.	63,700	554,077
Rinnai Corp.	2,800	248,008
Rohm Co., Ltd.	6,700	264,434
Ryohin Keikaku Co., Ltd.	1,800	439,587

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Santen Pharmaceutical Co., Ltd.	27,500	$431,684
SBI Holdings, Inc.	19,011	189,209
Secom Co., Ltd.	17,500	1,300,203
Sega Sammy Holdings, Inc.	13,300	143,730
Seibu Holdings, Inc.	13,800	234,535
Seiko Epson Corp.	20,000	321,709
Sekisui Chemical Co., Ltd.	37,900	467,620
Sekisui House, Ltd.	46,800	819,750
Seven & I Holdings Co., Ltd.	59,100	2,483,618
Seven Bank, Ltd.	43,000	133,639
Shikoku Electric Power Co., Inc.	15,100	178,974
Shimadzu Corp.	25,000	374,524
Shimamura Co., Ltd.	1,400	208,021
Shimano, Inc.	6,000	915,311
Shimizu Corp.	54,000	506,004
Shin-Etsu Chemical Co., Ltd.	30,900	1,814,313
Shinsei Bank, Ltd.	160,000	232,441
Shionogi & Co., Ltd.	25,200	1,379,522
Shiseido Co., Ltd.	29,300	760,433
Shizuoka Bank, Ltd. (The)	41,000	289,992
Showa Shell Sekiyu KK (a)	15,400	144,034
SMC Corp.	4,500	1,104,913
SoftBank Group Corp.	76,100	4,333,681
Sohgo Security Services Co., Ltd.	4,800	237,464
Sompo Japan Nipponkoa Holdings, Inc.	26,999	719,895
Sony Corp.	99,000	2,916,408
Sony Financial Holdings, Inc.	12,800	144,619
Stanley Electric Co., Ltd.	11,800	252,236
Start Today Co., Ltd.	4,800	256,733
Sumitomo Chemical Co., Ltd.	126,000	520,110
Sumitomo Corp.	93,000	936,878
Sumitomo Dainippon Pharma Co., Ltd. (a)	12,500	217,205
Sumitomo Electric Industries, Ltd.	56,334	746,382
Sumitomo Heavy Industries, Ltd.	39,000	171,332
Sumitomo Metal Mining Co., Ltd.	40,000	406,395
Sumitomo Mitsui Financial Group, Inc.	106,500	3,073,473
Sumitomo Mitsui Trust Holdings, Inc.	265,262	864,114
Sumitomo Realty & Development Co., Ltd.	28,000	760,571
Sumitomo Rubber Industries, Ltd. (a)	12,500	167,558
Sundrug Co., Ltd.	3,000	280,767
Suntory Beverage & Food, Ltd.	10,400	471,082
Suruga Bank, Ltd. (a)	13,000	295,486
Suzuken Co., Ltd.	5,800	183,533
Suzuki Motor Corp.	30,200	820,402
Sysmex Corp.	12,200	839,423
T&D Holdings, Inc.	49,200	418,126
Taiheiyo Cement Corp.	82,000	194,532
Taisei Corp.	80,000	656,661
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	316,451
Takashimaya Co., Ltd.	19,000	136,543
Takeda Pharmaceutical Co., Ltd.	56,400	2,450,470
TDK Corp.	10,500	588,917
Teijin, Ltd.	66,000	218,814
Terumo Corp.	27,200	1,160,904
THK Co., Ltd.	7,700	131,512
Tobu Railway Co., Ltd.	73,000	402,082
Toho Co., Ltd.	8,500	235,673

Japan—(Continued)
Toho Gas Co., Ltd. (a)	31,000	253,873
Tohoku Electric Power Co., Inc.	39,800	502,399
Tokio Marine Holdings, Inc.	53,500	1,781,386
Tokyo Electric Power Co. Holdings, Inc. (c)	124,100	526,761
Tokyo Electron, Ltd.	13,500	1,142,467
Tokyo Gas Co., Ltd.	162,000	669,420
Tokyo Tatemono Co., Ltd.	14,500	174,349
Tokyu Corp.	96,000	845,017
Tokyu Fudosan Holdings Corp.	37,000	231,013
TonenGeneral Sekiyu KK (a)	18,000	164,526
Toppan Printing Co., Ltd.	41,000	353,794
Toray Industries, Inc.	111,000	949,581
Toshiba Corp. (a) (c)	313,000	860,831
TOTO, Ltd.	10,400	414,802
Toyo Seikan Group Holdings, Ltd. (a)	17,200	329,156
Toyo Suisan Kaisha, Ltd.	6,000	243,998
Toyota Industries Corp.	12,600	501,596
Toyota Motor Corp.	211,300	10,633,837
Toyota Tsusho Corp.	20,800	449,134
Trend Micro, Inc.	10,400	372,840
Tsuruha Holdings, Inc.	2,900	350,608
Unicharm Corp.	33,200	744,406
United Urban Investment Corp. (REIT)	266	480,935
USS Co., Ltd.	16,600	274,057
West Japan Railway Co.	13,700	871,629
Yahoo Japan Corp.	132,900	589,125
Yakult Honsha Co., Ltd. (a)	6,300	326,434
Yamada Denki Co., Ltd. (a)	55,900	295,682
Yamaguchi Financial Group, Inc. (a)	15,000	142,150
Yamaha Corp.	15,800	427,439
Yamaha Motor Co., Ltd.	23,700	361,258
Yamato Holdings Co., Ltd.	27,000	622,469
Yamazaki Baking Co., Ltd.	9,000	251,235
Yaskawa Electric Corp.	18,000	234,723
Yokogawa Electric Corp.	16,300	184,228

		218,011,782

Luxembourg—0.1%
ArcelorMittal	145,609	671,123
Tenaris S.A. (a)	43,902	635,577

		1,306,700

Netherlands—2.7%
ABN AMRO Group NV	18,839	312,784
Aegon NV	144,233	575,946
AerCap Holdings NV (c)	13,600	456,824
Airbus Group SE	46,190	2,685,079
Akzo Nobel NV	18,902	1,190,469
Altice NV - Class A (a) (c)	27,259	410,360
Altice NV - Class B (c)	8,983	135,817
ASML Holding NV	29,205	2,898,019
Boskalis Westminster	6,294	217,329
CNH Industrial NV (a)	78,026	567,893
Ferrari NV (a)	9,578	390,881
Gemalto NV	7,697	471,927
Heineken Holding NV	8,233	673,260

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Heineken NV	18,019	$1,666,808
ING Groep NV	303,467	3,157,590
Koninklijke Ahold NV	66,939	1,490,207
Koninklijke DSM NV	15,861	920,010
Koninklijke KPN NV (a)	263,537	956,920
Koninklijke Philips NV	74,893	1,870,708
Koninklijke Vopak NV	7,217	361,876
NN Group NV	24,394	678,417
NXP Semiconductors NV (c)	23,300	1,825,322
QIAGEN NV (c)	15,370	333,269
Randstad Holding NV	9,402	379,092
RELX NV	78,420	1,370,024
STMicroelectronics NV (a)	44,693	263,655
Wolters Kluwer NV	22,968	939,613

		27,200,099

New Zealand—0.2%
Auckland International Airport, Ltd.	99,212	459,994
Contact Energy, Ltd.	58,969	217,976
Fletcher Building, Ltd.	56,031	343,617
Meridian Energy, Ltd.	124,449	234,382
Ryman Healthcare, Ltd.	29,900	198,725
Spark New Zealand, Ltd.	127,873	323,266

		1,777,960

Norway—0.6%
DNB ASA	81,386	984,063
Gjensidige Forsikring ASA	14,357	238,368
Marine Harvest ASA (c)	30,284	509,448
Norsk Hydro ASA	92,923	339,646
Orkla ASA	68,492	606,746
Schibsted ASA - B Shares	6,744	193,057
Schibsted ASA - Class A	5,724	170,819
Statoil ASA (a)	87,269	1,511,242
Telenor ASA	58,784	971,045
Yara International ASA	15,820	502,295

		6,026,729

Portugal—0.1%
Banco Espirito Santo S.A. (b) (c) (d)	199,038	0
EDP - Energias de Portugal S.A.	157,853	485,315
Galp Energia SGPS S.A.	40,100	557,491
Jeronimo Martins SGPS S.A.	22,596	356,378

		1,399,184

Singapore—1.3%
Ascendas Real Estate Investment Trust (REIT) (a)	215,000	397,546
CapitaLand Commercial Trust (REIT)	143,000	157,432
CapitaLand Mall Trust (REIT)	240,200	381,744
CapitaLand, Ltd.	227,200	522,385
City Developments, Ltd.	34,000	207,341
ComfortDelGro Corp., Ltd.	153,000	313,868
DBS Group Holdings, Ltd.	134,767	1,589,252
Genting Singapore plc	418,200	228,438
Global Logistic Properties, Ltd.	278,000	375,526

Singapore—(Continued)
Golden Agri-Resources, Ltd.	605,100	158,793
Hutchison Port Holdings Trust - Class U	538,000	247,141
Jardine Cycle & Carriage, Ltd.	8,888	244,083
Keppel Corp., Ltd. (a)	128,900	529,821
Oversea-Chinese Banking Corp., Ltd.	247,264	1,612,922
Sembcorp Industries, Ltd.	71,000	149,673
Singapore Airlines, Ltd.	51,440	408,344
Singapore Exchange, Ltd.	56,000	319,299
Singapore Press Holdings, Ltd. (a)	153,050	452,278
Singapore Technologies Engineering, Ltd.	130,000	307,158
Singapore Telecommunications, Ltd.	628,020	1,943,841
Suntec Real Estate Investment Trust (REIT) (a)	179,000	236,871
United Overseas Bank, Ltd.	105,192	1,453,868
UOL Group, Ltd.	33,000	134,735
Wilmar International, Ltd.	159,200	388,200

		12,760,559

Spain—2.8%
Abertis Infraestructuras S.A. (a)	41,230	606,612
ACS Actividades de Construccion y Servicios S.A.	14,185	389,106
Aena S.A.	5,774	761,134
Amadeus IT Holding S.A. - A Shares	36,080	1,582,319
Banco Bilbao Vizcaya Argentaria S.A. (a)	509,241	2,921,406
Banco de Sabadell S.A. (a)	465,409	622,524
Banco Popular Espanol S.A. (a)	253,956	331,251
Banco Santander S.A.	1,130,381	4,405,794
Bankia S.A. (a)	323,299	236,564
Bankinter S.A. (a)	48,939	315,110
CaixaBank S.A. (a)	198,231	436,826
Distribuidora Internacional de Alimentacion S.A. (a)	40,490	238,091
Enagas S.A. (a)	17,953	546,773
Endesa S.A. (a)	23,384	470,819
Ferrovial S.A.	37,538	730,153
Gas Natural SDG S.A. (a)	31,745	630,217
Grifols S.A. (a)	23,842	538,989
Iberdrola S.A.	429,617	2,905,019
Industria de Diseno Textil S.A.	85,299	2,847,580
International Consolidated Airlines Group S.A. - Class DI	69,940	348,886
Mapfre S.A.	74,474	164,866
Red Electrica Corp. S.A. (a)	9,130	814,860
Repsol S.A.	85,633	1,087,520
Telefonica S.A.	352,406	3,372,133
Zardoya Otis S.A. (a)	21,385	200,616

		27,505,168

Sweden—2.6%
Alfa Laval AB (a)	20,852	326,840
Assa Abloy AB - Class B	76,998	1,575,987
Atlas Copco AB - A Shares	51,088	1,320,972
Atlas Copco AB - B Shares	32,703	771,003
Boliden AB	18,744	363,617
Electrolux AB - Series B	17,118	464,268
Getinge AB - B Shares (a)	19,011	389,890

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Hennes & Mauritz AB - B Shares	74,424	$2,177,960
Hexagon AB - B Shares (a)	19,206	698,107
Husqvarna AB - B Shares	25,677	190,212
ICA Gruppen AB (a)	5,619	187,488
Industrivarden AB - C Shares	16,050	259,040
Investor AB - B Shares	35,158	1,174,474
Kinnevik AB - Class B	21,519	510,748
Lundin Petroleum AB (c)	16,017	289,164
Millicom International Cellular S.A.	5,384	328,811
Nordea Bank AB	237,519	2,003,403
Sandvik AB	84,986	845,866
Securitas AB - B Shares	21,462	329,389
Skandinaviska Enskilda Banken AB - Class A	125,966	1,093,171
Skanska AB - B Shares	30,119	627,246
SKF AB - B Shares	32,785	522,755
Svenska Cellulosa AB SCA - Class B	46,579	1,483,245
Svenska Handelsbanken AB - A Shares	123,478	1,491,518
Swedbank AB - A Shares	75,029	1,567,202
Swedish Match AB	14,499	503,152
Tele2 AB - B Shares	21,032	183,720
Telefonaktiebolaget LM Ericsson - B Shares	245,096	1,870,769
Telia Co. AB	219,400	1,033,553
Volvo AB - B Shares	126,102	1,243,510

		25,827,080

Switzerland—8.9%
ABB, Ltd. (c)	155,750	3,074,975
Actelion, Ltd. (c)	8,051	1,354,119
Adecco Group AG	12,943	653,553
Aryzta AG (a) (c)	7,132	262,693
Baloise Holding AG	4,297	480,338
Barry Callebaut AG (c)	132	162,502
Chocoladefabriken Lindt & Spruengli AG (a)	9	643,797
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	482,948
Cie Financiere Richemont S.A.	40,858	2,402,595
Coca-Cola HBC AG (c)	13,800	279,494
Credit Suisse Group AG (c)	145,390	1,552,987
Dufry AG (c)	3,625	436,103
EMS-Chemie Holding AG	579	300,124
Galenica AG (a)	295	398,329
Geberit AG	2,876	1,088,988
Givaudan S.A.	717	1,444,167
Glencore plc (c)	957,509	1,964,478
Julius Baer Group, Ltd. (c)	17,027	685,871
Kuehne & Nagel International AG	4,135	579,474
LafargeHolcim, Ltd. (c)	37,989	1,590,608
Lonza Group AG (c)	4,579	760,593
Nestle S.A.	252,149	19,495,604
Novartis AG	179,960	14,839,140
Pargesa Holding S.A.	3,763	249,701
Partners Group Holding AG	1,228	527,804
Roche Holding AG	55,563	14,704,966
Schindler Holding AG	1,428	260,532
Schindler Holding AG (Participation Certificate)	3,959	719,095
SGS S.A. (a)	429	986,009

Switzerland—(Continued)
Sika AG	170	712,816
Sonova Holding AG (a)	4,058	540,430
Swatch Group AG (The)	5,039	289,722
Swatch Group AG (The) - Bearer Shares (a)	2,384	694,669
Swiss Life Holding AG (c)	2,458	569,170
Swiss Prime Site AG (a) (c)	4,882	442,581
Swiss Re AG	26,071	2,284,671
Swisscom AG (a)	2,156	1,073,530
Syngenta AG	7,274	2,802,555
UBS Group AG	294,259	3,816,289
Zurich Insurance Group AG (c)	11,772	2,919,519

		88,527,539

United Kingdom—18.0%
3i Group plc	83,477	623,888
Aberdeen Asset Management plc (a)	62,282	241,691
Admiral Group plc	16,009	438,778
Aggreko plc	17,661	304,591
Anglo American plc (a)	114,075	1,112,397
Antofagasta plc (a)	26,957	168,163
ARM Holdings plc	116,734	1,775,420
Ashtead Group plc	36,539	526,562
Associated British Foods plc (a)	27,546	1,002,930
AstraZeneca plc	99,955	5,975,030
Auto Trader Group plc	75,401	358,020
Aviva plc	331,823	1,790,748
Babcock International Group plc	22,688	275,786
BAE Systems plc	259,623	1,828,041
Barclays plc	1,312,463	2,509,113
Barratt Developments plc	88,548	486,935
Berkeley Group Holdings plc	10,289	351,718
BP plc	1,463,342	8,580,567
British American Tobacco plc	147,426	9,633,075
British Land Co. plc (The) (REIT)	73,348	609,939
BT Group plc	669,710	3,713,454
Bunzl plc	27,344	849,290
Burberry Group plc	32,742	513,952
Capita plc	56,282	725,911
Carnival plc	15,318	682,903
Centrica plc	410,376	1,244,129
Cobham plc	148,611	313,076
Coca-Cola European Partners plc (c)	17,100	613,421
Compass Group plc	128,908	2,467,437
Croda International plc	12,193	513,192
Diageo plc	199,591	5,608,082
Direct Line Insurance Group plc	120,497	559,557
Dixons Carphone plc	87,082	379,622
easyJet plc	10,815	157,754
Fiat Chrysler Automobiles NV (a)	70,787	437,443
Fresnillo plc	22,254	493,846
G4S plc	145,464	361,586
GKN plc	126,099	455,777
GlaxoSmithKline plc	384,893	8,309,041
Hammerson plc (REIT)	56,484	414,366
Hargreaves Lansdown plc	23,808	397,836
Hikma Pharmaceuticals plc	11,370	376,505

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
HSBC Holdings plc (a)	1,548,785	$9,715,684
ICAP plc	53,697	303,093
IMI plc	20,055	260,231
Imperial Brands plc	77,211	4,208,862
Inmarsat plc	33,445	360,478
InterContinental Hotels Group plc	15,517	578,998
Intertek Group plc	14,174	664,642
Intu Properties plc (REIT) (a)	92,411	363,039
Investec plc	41,855	264,923
J Sainsbury plc (a)	120,106	374,028
Johnson Matthey plc	15,590	592,615
Kingfisher plc	189,541	821,568
Land Securities Group plc (REIT)	59,558	846,424
Legal & General Group plc	465,307	1,211,084
Lloyds Banking Group plc	5,084,951	3,754,709
London Stock Exchange Group plc	25,259	859,192
Marks & Spencer Group plc	137,472	586,942
Mediclinic International plc	30,600	449,888
Meggitt plc	55,862	304,295
Merlin Entertainments plc	52,353	312,244
Mondi plc	27,093	507,028
National Grid plc	292,804	4,323,781
Next plc	11,803	792,930
Old Mutual plc	378,865	1,025,491
Pearson plc	63,486	831,447
Persimmon plc	22,805	446,878
Petrofac, Ltd. (a)	17,337	180,933
Provident Financial plc	11,099	344,500
Prudential plc	201,111	3,440,372
Randgold Resources, Ltd.	8,250	930,175
Reckitt Benckiser Group plc	50,047	5,056,001
RELX plc	85,441	1,580,871
Rio Tinto plc	100,627	3,123,362
Rolls-Royce Holdings plc (c)	152,053	1,449,880
Royal Bank of Scotland Group plc (c)	262,192	620,069
Royal Dutch Shell plc - A Shares	333,236	9,136,411
Royal Dutch Shell plc - B Shares	296,493	8,187,331
Royal Mail plc	67,965	462,673
RSA Insurance Group plc	93,305	625,712
SABMiller plc	78,048	4,568,923
Sage Group plc (The)	93,810	819,201
Schroders plc	10,735	340,387
Segro plc (REIT)	61,844	348,630
Severn Trent plc	20,415	669,677
Sky plc	81,836	932,735
Smith & Nephew plc	70,070	1,193,301
Smiths Group plc	31,976	494,571
SSE plc	80,939	1,699,483
St. James’s Place plc	38,927	418,693
Standard Chartered plc	260,617	1,990,634
Standard Life plc	166,532	657,216
Tate & Lyle plc	33,576	300,632
Taylor Wimpey plc	240,026	430,639
Tesco plc (c)	671,221	1,576,874
Travis Perkins plc	20,832	418,492
Unilever NV	130,477	6,089,289
Unilever plc	101,509	4,889,391

United Kingdom—(Continued)
United Utilities Group plc	57,234	800,289
Vodafone Group plc	2,100,036	6,419,563
Weir Group plc (The)	17,104	331,647
Whitbread plc	14,502	680,647
William Hill plc	82,380	286,527
WM Morrison Supermarkets plc (a)	166,578	419,585
Wolseley plc	20,872	1,086,205
Worldpay Group plc (c)	110,824	405,071
WPP plc	101,340	2,112,865

		178,461,523

United States—0.1%
Ball Corp.	2,810	203,102
Mobileye NV (a) (c)	14,200	655,188

		858,290

Total Common Stocks (Cost $915,032,549)		928,993,431

Mutual Fund—3.7%

United States—3.7%
iShares MSCI EAFE ETF (a) (e) (Cost $36,556,761)	660,100	36,840,181

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,505	222,423
FUCHS Petrolub SE	4,900	192,654
Henkel AG & Co. KGaA	13,964	1,699,851
Porsche Automobil Holding SE (a)	11,870	547,455
Schaeffler AG	13,141	174,403
Volkswagen AG	15,111	1,818,054

Total Preferred Stocks (Cost $4,075,657)		4,654,840

Rights—0.0%

Spain—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/18/16 (c)	14,185	9,975
Repsol S.A., Expires 07/08/16 (a) (c)	85,633	27,874

Total Rights (Cost $39,241)		37,849

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—10.1%

Security Description	Shares/ Principal Amount*	Value

Discount Notes—1.5%
Federal Home Loan Bank 0.260%, 07/20/16 (f)	525,000	$524,925
0.269%, 07/19/16 (f)	150,000	149,979
0.293%, 07/26/16 (f)	1,000,000	999,792
0.295%, 08/03/16 (f)	2,525,000	2,524,306
0.316%, 07/14/16 (f)	150,000	149,982
0.367%, 08/19/16 (f)	775,000	774,611
0.400%, 07/27/16 (f)	175,000	174,948
0.437%, 07/22/16 (f)	2,450,000	2,449,355
0.449%, 08/26/16 (f)	2,875,000	2,872,987
0.457%, 08/17/16 (f)	4,275,000	4,272,432

		14,893,317

Mutual Fund—8.3%
State Street Navigator Securities Lending MET Portfolio (g)	82,351,002	82,351,002

U.S. Treasury—0.3%
U.S. Treasury Bills 0.162%, 07/07/16 (f)	1,175,000	1,174,964
0.241%, 09/29/16 (f)	1,950,000	1,948,830

		3,123,794

Total Short-Term Investments (Cost $100,368,113)		100,368,113

Total Investments—108.0% (Cost $1,056,072,321) (h)		1,070,894,414
Other assets and liabilities (net)—(8.0)%		(79,692,275)

Net Assets—100.0%		$991,202,139

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $82,764,114 and the collateral received consisted of cash in the amount of $82,351,002 and non-cash collateral with a value of $2,254,913. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(c)	Non-income producing security.
(d)	Illiquid security. As of June 30, 2016, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $1,674,300.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(h)	As of June 30, 2016, the aggregate cost of investments was $1,056,072,321. The aggregate unrealized appreciation and depreciation of investments were $206,123,639 and $(191,301,546), respectively, resulting in net unrealized appreciation of $14,822,093.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Banks	9.8
Pharmaceuticals	8.8
Insurance	4.8
Oil, Gas & Consumable Fuels	4.7
Food Products	3.4
Chemicals	3.3
Automobiles	3.2
Diversified Telecommunication Services	3.0
Beverages	2.8
Machinery	2.2

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	09/16/16	179	USD	14,487,728	$(31,688)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$69,493,142	$—	$69,493,142
Austria	—	1,496,334	—	1,496,334
Belgium	—	13,794,913	—	13,794,913
Denmark	—	18,490,290	—	18,490,290
Finland	—	9,132,753	—	9,132,753
France	—	85,776,212	—	85,776,212
Germany	—	75,820,199	—	75,820,199
Hong Kong	201,280	30,855,253	—	31,056,533
Ireland	—	11,366,799	—	11,366,799
Israel	1,025,920	5,586,128	—	6,612,048
Italy	—	16,291,595	—	16,291,595
Japan	—	218,011,782	—	218,011,782
Luxembourg	—	1,306,700	—	1,306,700
Netherlands	2,282,146	24,917,953	—	27,200,099
New Zealand	—	1,777,960	—	1,777,960
Norway	—	6,026,729	—	6,026,729
Portugal	—	1,399,184	0	1,399,184
Singapore	—	12,760,559	—	12,760,559
Spain	—	27,505,168	—	27,505,168
Sweden	—	25,827,080	—	25,827,080
Switzerland	—	88,527,539	—	88,527,539
United Kingdom	613,421	177,848,102	—	178,461,523
United States	858,290	—	—	858,290
Total Common Stocks	4,981,057	924,012,374	0	928,993,431
Total Mutual Fund*	36,840,181	—	—	36,840,181
Total Preferred Stocks*	—	4,654,840	—	4,654,840
Total Rights*	37,849	—	—	37,849
Short-Term Investments
Discount Notes	—	14,893,317	—	14,893,317
Mutual Fund	82,351,002	—	—	82,351,002
U.S. Treasury	—	3,123,794	—	3,123,794
Total Short-Term Investments	82,351,002	18,017,111	—	100,368,113
Total Investments	$124,210,089	$946,684,325	$0	$1,070,894,414

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(82,351,002)	$—	$(82,351,002)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(31,688)	$—	$—	$(31,688)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $978,287 were due to the application of a systematic fair valuation model factor.

As of June 30, 2016, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the value and valuation techniques used since the December 31, 2015 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at June 30, 2016 have not been presented

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,070,894,414
Cash	21,709
Cash denominated in foreign currencies (c)	781,290
Receivable for:
Investments sold	585,758
Fund shares sold	1,709,136
Dividends	3,552,503
Variation margin on futures contracts	211,220
Prepaid expenses	6,307

Total Assets	1,077,762,337
Liabilities
Collateral for securities loaned	82,351,002
Payables for:
Investments purchased	3,179,304
Fund shares redeemed	157,794
Accrued Expenses:
Management fees	240,109
Distribution and service fees	105,709
Deferred trustees’ fees	77,882
Other expenses	448,398

Total Liabilities	86,560,198

Net Assets	$991,202,139

Net Assets Consist of:
Paid in surplus	$1,014,073,096
Undistributed net investment income	12,662,047
Accumulated net realized loss	(50,212,082)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	14,679,078

Net Assets	$991,202,139

Net Assets
Class A	$481,346,420
Class B	386,366,813
Class E	29,595,556
Class G	93,893,350
Capital Shares Outstanding*
Class A	41,976,862
Class B	34,325,170
Class E	2,592,720
Class G	8,389,053
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.47
Class B	11.26
Class E	11.41
Class G	11.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,056,072,321.
(b)	Includes securities loaned at value of $82,764,114.
(c)	Identified cost of cash denominated in foreign currencies was $781,106.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$21,300,062
Interest	25,867
Securities lending income	406,470

Total investment income	21,732,399
Expenses
Management fees	1,439,107
Administration fees	12,260
Custodian and accounting fees	158,256
Distribution and service fees—Class B	473,010
Distribution and service fees—Class E	22,131
Distribution and service fees—Class G	137,539
Audit and tax services	20,230
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	81,568
Insurance	3,278
Miscellaneous	80,852

Total expenses	2,457,809
Less management fee waiver	(11,635)

Net expenses	2,446,174

Net Investment Income	19,286,225

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(4,845,489)
Futures contracts	(584,119)
Foreign currency transactions	141,249

Net realized loss	(5,288,359)

Net change in unrealized appreciation (depreciation) on:
Investments	(41,473,313)
Futures contracts	73,387
Foreign currency transactions	(26,631)

Net change in unrealized depreciation	(41,426,557)

Net realized and unrealized loss	(46,714,916)

Net Decrease in Net Assets From Operations	$(27,428,691)

(a)	Net of foreign withholding taxes of $2,049,518.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,286,225	$24,846,819
Net realized loss	(5,288,359)	(6,126,582)
Net change in unrealized depreciation	(41,426,557)	(29,385,462)

Decrease in net assets from operations	(27,428,691)	(10,665,225)

From Distributions to Shareholders
Net investment income
Class A	(12,581,615)	(14,562,770)
Class B	(9,346,457)	(12,357,853)
Class E	(740,137)	(1,026,590)
Class G	(2,272,642)	(3,019,719)

Total distributions	(24,940,851)	(30,966,932)

Increase in net assets from capital share transactions	60,250,117	64,623,279

Total increase in net assets	7,880,575	22,991,122

Net Assets
Beginning of period	983,321,564	960,330,442

End of period	$991,202,139	$983,321,564

Undistributed net investment income
End of period	$12,662,047	$18,316,673

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	4,189,519	$47,480,314	6,272,137	$79,515,163
Reinvestments	1,120,357	12,581,615	1,108,278	14,562,770
Redemptions	(1,619,148)	(18,850,374)	(3,046,693)	(39,870,679)

Net increase	3,690,728	$41,211,555	4,333,722	$54,207,254

Class B
Sales	1,551,904	$17,377,915	2,583,811	$31,901,634
Reinvestments	848,136	9,346,457	957,973	12,357,853
Redemptions	(1,163,858)	(13,364,525)	(3,059,588)	(39,653,025)

Net increase	1,236,182	$13,359,847	482,196	$4,606,462

Class E
Sales	58,258	$658,906	156,699	$1,969,785
Reinvestments	66,202	740,137	78,486	1,026,590
Redemptions	(125,516)	(1,449,845)	(364,841)	(4,779,099)

Net decrease	(1,056)	$(50,802)	(129,656)	$(1,782,724)

Class G
Sales	740,432	$8,306,098	2,300,480	$29,415,668
Reinvestments	207,358	2,272,642	235,364	3,019,719
Redemptions	(425,870)	(4,849,223)	(2,007,117)	(24,843,100)

Net increase	521,920	$5,729,517	528,727	$7,592,287

Increase derived from capital shares transactions		$60,250,117		$64,623,279

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.14		$12.67	$13.83	$11.72	$10.22	$11.95

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.34	0.45	0.35	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.60)		(0.45)	(1.26)	2.15	1.49	(1.80)

Total from investment operations	(0.36)		(0.11)	(0.81)	2.50	1.84	(1.44)

Less Distributions
Distributions from net investment income	(0.31)		(0.42)	(0.35)	(0.39)	(0.34)	(0.29)

Total distributions	(0.31)		(0.42)	(0.35)	(0.39)	(0.34)	(0.29)

Net Asset Value, End of Period	$11.47		$12.14	$12.67	$13.83	$11.72	$10.22

Total Return (%) (b)	(2.89	) (c)	(1.09)	(6.00)	21.86	18.33	(12.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.40	0.40	0.40	0.41	0.41
Net ratio of expenses to average net assets (%) (e)	0.38	(d)	0.40	0.40	0.40	0.40	0.41
Ratio of net investment income to average net assets (%)	4.16	(d)	2.59	3.34	2.76	3.25	3.09
Portfolio turnover rate (%)	7	(c)	9	9	10	8	11
Net assets, end of period (in millions)	$481.3		$464.9	$430.0	$394.5	$297.7	$283.2

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.91		$12.43	$13.58	$11.52	$10.05	$11.75

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.30	0.42	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.59)		(0.43)	(1.25)	2.11	1.46	(1.76)

Total from investment operations	(0.37)		(0.13)	(0.83)	2.42	1.78	(1.44)

Less Distributions
Distributions from net investment income	(0.28)		(0.39)	(0.32)	(0.36)	(0.31)	(0.26)

Total distributions	(0.28)		(0.39)	(0.32)	(0.36)	(0.31)	(0.26)

Net Asset Value, End of Period	$11.26		$11.91	$12.43	$13.58	$11.52	$10.05

Total Return (%) (b)	(3.05	) (c)	(1.28)	(6.27)	21.52	18.02	(12.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.65	0.65	0.65	0.66	0.66
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.65	0.65	0.65	0.65	0.66
Ratio of net investment income to average net assets (%)	3.89	(d)	2.37	3.14	2.55	2.99	2.83
Portfolio turnover rate (%)	7	(c)	9	9	10	8	11
Net assets, end of period (in millions)	$386.4		$394.0	$405.3	$422.9	$375.4	$329.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.08		$12.60	$13.75	$11.66	$10.17	$11.89

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.32	0.44	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.61)		(0.44)	(1.26)	2.13	1.48	(1.79)

Total from investment operations	(0.38)		(0.12)	(0.82)	2.46	1.81	(1.45)

Less Distributions
Distributions from net investment income	(0.29)		(0.40)	(0.33)	(0.37)	(0.32)	(0.27)

Total distributions	(0.29)		(0.40)	(0.33)	(0.37)	(0.32)	(0.27)

Net Asset Value, End of Period	$11.41		$12.08	$12.60	$13.75	$11.66	$10.17

Total Return (%) (b)	(3.08	) (c)	(1.18)	(6.11)	21.62	18.13	(12.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.55	0.55	0.55	0.56	0.56
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.55	0.55	0.55	0.55	0.56
Ratio of net investment income to average net assets (%)	3.97	(d)	2.48	3.26	2.66	3.11	2.94
Portfolio turnover rate (%)	7	(c)	9	9	10	8	11
Net assets, end of period (in millions)	$29.6		$31.3	$34.3	$38.9	$37.0	$35.5

	Class G
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.84		$12.36	$13.51	$11.47	$10.01	$11.70

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.29	0.41	0.31	0.31	0.31
Net realized and unrealized gain (loss) on investments	(0.59)		(0.42)	(1.25)	2.09	1.46	(1.75)

Total from investment operations	(0.37)		(0.13)	(0.84)	2.40	1.77	(1.44)

Less Distributions
Distributions from net investment income	(0.28)		(0.39)	(0.31)	(0.36)	(0.31)	(0.25)

Total distributions	(0.28)		(0.39)	(0.31)	(0.36)	(0.31)	(0.25)

Net Asset Value, End of Period	$11.19		$11.84	$12.36	$13.51	$11.47	$10.01

Total Return (%) (b)	(3.10	) (c)	(1.31)	(6.33)	21.44	17.94	(12.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.70	0.70	0.70	0.71	0.71
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.70	0.70	0.70	0.70	0.71
Ratio of net investment income to average net assets (%)	3.85	(d)	2.32	3.10	2.49	2.94	2.80
Portfolio turnover rate (%)	7	(c)	9	9	10	8	11
Net assets, end of period (in millions)	$93.9		$93.1	$90.7	$99.3	$69.8	$58.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(50,783,492)	$—	$—	$—	$(50,783,492)
Mutual Funds	(31,019,401)	—	—	—	(31,019,401)
Preferred Stocks	(526,928)	—	—	—	(526,928)
Rights	(21,181)	—	—	—	(21,181)
Total	$(82,351,002)	$—	$—	$—	$(82,351,002)
Total Borrowings	$(82,351,002)	$—	$—	$—	$(82,351,002)
Gross amount of recognized liabilities for securities lending transactions					$(82,351,002)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$31,688

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(584,119)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$73,387

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,950

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$116,236,971	$0	$64,965,797

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $1,439,107.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2016 were $216,418.

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-25

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$30,966,932	$23,267,550	$—	$—	$30,966,932	$23,267,550

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,771,084	$—	$40,729,010	$(26,531,041)	$(9,393,890)	$29,575,163

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the post-enactment accumulated short-term capital losses were $994,804, the post-enactment accumulated long-term capital losses were $8,399,086 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$23,421,712	$3,109,329	$26,531,041

MSF-26

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned 5.92%, 5.84%, and 5.92%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 6.08%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market experienced periods of volatility, but generated a positive return during the first half of 2016. The market began the year on a weak note amid declining oil prices and concerns that the slowdown in China would impact the global economy. After treading water in February, the market then rallied sharply over the next three months. Investor risk appetite returned given signs of resiliency by the U.S. economy, rising energy prices and indications from the Federal Reserve that it would take a measured approach in terms of raising interest rates. While the market sold off sharply in the immediate aftermath of the June 23rd U.K. referendum to leave the European Union (“Brexit”), U.S. equities recouped those losses later in the month. The overall U.S. stock market, as measured by the S&P 500 Index, gained 3.84% for the six months ended June 30, 2016. Small-cap stocks generated a modest gain, as the Russell 2000 Index returned 2.22% during the reporting period. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000 Growth and Value Indexes returned -1.59% and 6.08%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio narrowly underperformed the Russell 2000 Value Index during the reporting period. Strong stock selection drove the Portfolio’s performance, whereas sector allocation was a drag on results.

The largest detractors from performance from a sector perspective were holdings in the Materials, Information Technology and Consumer Staples sectors. A number of individual holdings were negative for performance due to company-specific issues. These included Zebra Technologies Corporation, Bank of the Ozarks, Inc. and Nexstar Broadcasting. Zebra Technologies designs and manufactures enterprise mobile computers, advanced data capture devices, radio frequency identification scanners and specialty printers. The company recently reported weaker than expected results and provided guidance that was below its previously issued guidance. Bank of the Ozarks is focused on underwriting complex commercial real estate loans. It has a long track record of above-average growth and profitability, as well as conservative underwriting. The stock has lagged due to concerns about the company’s ability to sustain strong growth and operating returns amid increased regulatory scrutiny on commercial real estate lenders, fears of a slowing economy and prolonged low interest rates. Nexstar Broadcasting is a local television broadcasting company. The stock was under pressure as a result of delayed approval for its acquisition of Media General owing to the pending spectrum auction, concerns over peaking auto production, generally sluggish economic activity and the aggregate amount of political spending.

The largest contributors to performance during the reporting period were in the Health Care, Industrials and Consumer Discretionary sectors. Examples of individual stocks that produced strong returns included West Pharmaceutical Services, Inc., Church & Dwight Co., Inc. and FEI Company. Along with a dominant position in drug packaging (rubbers stoppers for injectable drug vials), West Pharmaceutical Services operates a nascent drug delivery segment where they’ve received commercial orders. During the reporting period the company reported solid revenue and earnings per share (EPS) growth. Church & Dwight is a manufacturer of household and personal care products. In our view, the company has a durable business model with a balanced portfolio of value-oriented and premium brands. The stock performed well during the second quarter, as the company continued to deliver strong results despite ongoing industry pressures. FEI Company designs, manufactures and sells ion beam workstations, electron microscopes and components. FEI Company recently received a takeover offer from Thermo Fisher Scientific.

Sector allocation detracted from performance during the reporting period. An overweight to the Health Care sector was the largest negative for relative returns. Having no exposure to real estate investment trusts (“REITs”) also detracted from results. We do not typically own REITs, as they do not meet our investment criteria. Elsewhere, having no allocation to the Utilities sector was a drag on performance. On the upside, an overweight to Materials and an underweight to Financials were the largest contributors to performance.

While there were several changes on the margin, there were no significant adjustments to the Portfolio’s sector positioning during the reporting period.

As a U.S. small cap manager, we are less exposed to potential European malaise than our larger-cap fellows. Moreover, we have been nervous about the viability of the euro and the European banking system for years and have maintained a conservative positioning in light of this view. The Portfolio, by design, is comprised of companies with differentiated business models that have consistently generated solid free cash flow, enjoyed healthy levels of profitability and maintained conservative balance sheets. These businesses, on a relative basis, have historically performed well in difficult macro

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

environments. We believe they will emerge stronger after economic or financial stress, as they are able to increase market share and use their financial strength to enhance long-term shareholder value.

Judith M. Vale,

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	5.92	1.54	9.17	4.50
Class B	5.84	1.34	8.90	4.25
Class E	5.92	1.44	9.01	4.36
Russell 2000 Value Index	6.08	-2.58	8.14	5.15

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Church & Dwight Co., Inc.	2.5
West Pharmaceutical Services, Inc.	2.3
Sensient Technologies Corp.	2.0
AptarGroup, Inc.	2.0
Tyler Technologies, Inc.	2.0
Pool Corp.	1.9
ICON plc	1.7
Manhattan Associates, Inc.	1.7
IDEXX Laboratories, Inc.	1.6
Henry Schein, Inc.	1.6

Top Sectors

% of Net Assets
Industrials	20.7
Information Technology	18.8
Health Care	16.2
Consumer Discretionary	12.3
Financials	12.2
Materials	9.1
Consumer Staples	6.8
Energy	2.3

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.84%	$1,000.00	$1,059.20	$4.30
	Hypothetical*	0.84%	$1,000.00	$1,020.69	$4.22

Class B(a)	Actual	1.09%	$1,000.00	$1,058.40	$5.58
	Hypothetical*	1.09%	$1,000.00	$1,019.44	$5.47

Class E(a)	Actual	0.99%	$1,000.00	$1,059.20	$5.07
	Hypothetical*	0.99%	$1,000.00	$1,019.94	$4.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Astronics Corp. (a)	128,172	$4,263,001

Air Freight & Logistics—0.7%
Forward Air Corp.	170,526	7,593,523

Airlines—0.5%
Allegiant Travel Co.	39,000	5,908,500

Auto Components—1.3%
Drew Industries, Inc.	122,500	10,392,900
Gentex Corp.	282,150	4,359,217

		14,752,117

Banks—8.1%
Bank of Hawaii Corp.	223,950	15,407,760
Bank of the Ozarks, Inc.	263,976	9,904,380
BankUnited, Inc.	216,750	6,658,560
BOK Financial Corp.	124,432	7,801,886
Community Bank System, Inc.	145,137	5,963,679
Cullen/Frost Bankers, Inc.	169,998	10,833,973
CVB Financial Corp.	520,400	8,529,356
First Financial Bankshares, Inc.	325,960	10,688,228
FNB Corp.	580,798	7,283,207
LegacyTexas Financial Group, Inc.	162,950	4,384,984
PacWest Bancorp	130,978	5,210,305

		92,666,318

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a)	29,372	5,023,493

Building Products—1.9%
A.O. Smith Corp.	119,750	10,551,173
AAON, Inc.	286,322	7,876,718
Advanced Drainage Systems, Inc.	107,200	2,934,064

		21,361,955

Capital Markets—0.4%
Artisan Partners Asset Management, Inc. - Class A	120,600	3,338,208
OM Asset Management plc	48,100	642,135

		3,980,343

Chemicals—3.9%
Balchem Corp.	170,713	10,183,030
NewMarket Corp.	8,267	3,425,679
Quaker Chemical Corp.	26,650	2,377,180
RPM International, Inc.	112,550	5,621,873
Sensient Technologies Corp.	324,250	23,034,720

		44,642,482

Commercial Services & Supplies—4.4%
G&K Services, Inc. - Class A	97,400	7,457,918
Healthcare Services Group, Inc.	361,014	14,938,759
Ritchie Bros. Auctioneers, Inc.	182,300	6,158,094
Rollins, Inc.	595,965	17,443,896

Commercial Services & Supplies—(Continued)
UniFirst Corp.	38,050	4,403,146

		50,401,813

Communications Equipment—0.7%
NetScout Systems, Inc. (a)	375,150	8,347,088

Construction & Engineering—0.9%
Valmont Industries, Inc.	76,400	10,334,628

Construction Materials—0.9%
Eagle Materials, Inc.	134,000	10,338,100

Containers & Packaging—2.5%
AptarGroup, Inc.	284,704	22,528,628
Silgan Holdings, Inc.	117,750	6,059,415

		28,588,043

Distributors—1.9%
Pool Corp.	235,110	22,107,393

Diversified Financial Services—2.0%
FactSet Research Systems, Inc.	61,100	9,862,762
MarketAxess Holdings, Inc.	92,150	13,398,610

		23,261,372

Electrical Equipment—0.2%
AZZ, Inc.	21,000	1,259,580
Thermon Group Holdings, Inc. (a)	76,950	1,478,210

		2,737,790

Electronic Equipment, Instruments & Components—5.1%
Badger Meter, Inc.	40,938	2,989,702
Cognex Corp.	172,800	7,447,680
FEI Co.	149,704	16,000,364
Littelfuse, Inc.	123,550	14,602,374
Rogers Corp. (a)	137,850	8,422,635
Zebra Technologies Corp. - Class A (a)	183,932	9,214,993

		58,677,748

Energy Equipment & Services—1.3%
Dril-Quip, Inc. (a)	31,900	1,863,917
Natural Gas Services Group, Inc. (a)	175,985	4,030,057
Oceaneering International, Inc.	106,450	3,178,597
Pason Systems, Inc.	394,800	5,450,253

		14,522,824

Food & Staples Retailing—0.2%
North West Co., Inc. (The)	103,700	2,364,644

Food Products—3.4%
B&G Foods, Inc.	73,750	3,554,750
Blue Buffalo Pet Products, Inc. (a)	178,900	4,175,526
Cal-Maine Foods, Inc.	67,100	2,973,872
Calavo Growers, Inc.	68,700	4,602,900

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Flowers Foods, Inc.	240,550	$4,510,313
J&J Snack Foods Corp.	80,609	9,614,235
Lancaster Colony Corp.	72,100	9,200,681

		38,632,277

Health Care Equipment & Supplies—7.9%
Abaxis, Inc.	136,254	6,435,277
Atrion Corp.	2,900	1,240,794
Cantel Medical Corp.	86,707	5,959,372
DENTSPLY SIRONA, Inc.	264,850	16,431,294
Haemonetics Corp. (a)	145,996	4,232,424
IDEXX Laboratories, Inc. (a)	200,300	18,599,858
Natus Medical, Inc. (a)	143,924	5,440,327
Neogen Corp. (a)	42,700	2,401,875
Vascular Solutions, Inc. (a)	70,300	2,928,698
West Pharmaceutical Services, Inc.	347,416	26,361,926

		90,031,845

Health Care Providers & Services—4.2%
Amsurg Corp. (a)	124,292	9,637,601
Chemed Corp.	71,600	9,759,796
Henry Schein, Inc. (a)	100,850	17,830,280
Surgery Partners, Inc. (a)	90,500	1,619,950
Surgical Care Affiliates, Inc. (a)	90,107	4,295,401
U.S. Physical Therapy, Inc.	79,200	4,768,632

		47,911,660

Hotels, Restaurants & Leisure—3.6%
Brinker International, Inc.	190,650	8,680,295
Cheesecake Factory, Inc. (The)	116,200	5,593,868
Cracker Barrel Old Country Store, Inc.	60,850	10,433,949
Papa John’s International, Inc.	101,900	6,929,200
Texas Roadhouse, Inc.	211,250	9,633,000

		41,270,312

Household Products—2.8%
Church & Dwight Co., Inc.	273,500	28,140,415
Energizer Holdings, Inc.	26,300	1,354,187
WD-40 Co.	19,400	2,278,530

		31,773,132

Industrial Conglomerates—0.3%
Raven Industries, Inc.	158,279	2,997,804

Insurance—1.7%
AMERISAFE, Inc.	52,300	3,201,806
RLI Corp.	226,090	15,550,470
Safety Insurance Group, Inc.	16,500	1,016,070

		19,768,346

Internet Software & Services—0.1%
j2 Global, Inc.	8,700	549,579
NIC, Inc.	44,600	978,524

		1,528,103

IT Services—1.2%
Jack Henry & Associates, Inc.	154,850	13,513,760

Leisure Products—0.7%
Polaris Industries, Inc.	100,898	8,249,420

Life Sciences Tools & Services—3.6%
Bio-Techne Corp.	129,900	14,648,823
ICON plc (a)	282,187	19,755,912
PAREXEL International Corp. (a)	107,450	6,756,456

		41,161,191

Machinery—8.4%
CLARCOR, Inc.	183,302	11,150,261
Donaldson Co., Inc.	136,650	4,695,294
Franklin Electric Co., Inc.	149,650	4,945,933
Graco, Inc.	69,650	5,501,653
Middleby Corp. (The) (a)	111,600	12,861,900
Nordson Corp.	132,562	11,083,509
RBC Bearings, Inc. (a)	151,750	11,001,875
Tennant Co.	105,078	5,660,552
Toro Co. (The)	154,100	13,591,620
Wabtec Corp.	216,550	15,208,306

		95,700,903

Marine—0.3%
Kirby Corp. (a)	53,200	3,319,148

Media—1.5%
Gray Television, Inc. (a)	439,500	4,768,575
Media General, Inc. (a)	96,311	1,655,586
Nexstar Broadcasting Group, Inc. - Class A	232,600	11,067,108

		17,491,269

Metals & Mining—0.7%
Compass Minerals International, Inc.	114,100	8,465,079

Oil, Gas & Consumable Fuels—1.0%
Diamondback Energy, Inc. (a)	28,600	2,608,606
Gulfport Energy Corp. (a)	108,600	3,394,836
Matador Resources Co. (a)	86,000	1,702,800
RSP Permian, Inc. (a)	100,500	3,506,445

		11,212,687

Paper & Forest Products—1.0%
Stella-Jones, Inc.	317,350	11,817,569

Pharmaceuticals—0.6%
Phibro Animal Health Corp. - Class A	23,973	447,336
Prestige Brands Holdings, Inc. (a)	106,500	5,900,100

		6,347,436

Professional Services—1.2%
Exponent, Inc.	237,956	13,899,010

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—0.2%
Genesee & Wyoming, Inc. - Class A (a)	33,100	$1,951,245

Semiconductors & Semiconductor Equipment—1.4%
MKS Instruments, Inc.	109,500	4,715,070
Power Integrations, Inc.	234,380	11,735,407

		16,450,477

Software—9.4%
Aspen Technology, Inc. (a)	227,400	9,150,576
Computer Modelling Group, Ltd.	245,600	1,966,028
Constellation Software, Inc.	38,120	14,753,188
Descartes Systems Group, Inc. (The) (a)	225,200	4,299,068
Fair Isaac Corp.	146,350	16,539,013
Manhattan Associates, Inc. (a)	301,976	19,365,721
Monotype Imaging Holdings, Inc.	312,443	7,695,471
Nice Ltd. (ADR)	81,200	5,184,620
Progress Software Corp. (a)	156,800	4,305,728
Qualys, Inc. (a)	47,050	1,402,561
Tyler Technologies, Inc. (a)	133,600	22,272,456

		106,934,430

Specialty Retail—3.3%
Asbury Automotive Group, Inc. (a)	66,100	3,486,114
Hibbett Sports, Inc. (a)	128,950	4,486,171
Lithia Motors, Inc. - Class A	77,550	5,511,478
Monro Muffler Brake, Inc.	91,550	5,818,918
Sally Beauty Holdings, Inc. (a)	201,850	5,936,408
Tractor Supply Co.	129,550	11,812,369

		37,051,458

Technology Hardware, Storage & Peripherals—0.8%
Electronics For Imaging, Inc. (a)	203,050	8,739,272

Trading Companies & Distributors—1.4%
Applied Industrial Technologies, Inc.	87,521	3,950,698
Watsco, Inc.	83,975	11,814,443

		15,765,141

Total Common Stocks (Cost $782,579,732)		1,123,856,149

Short-Term Investment—1.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $20,215,117 on 07/01/16, collateralized by $19,975,000 U.S. Treasury Note at 1.625% due 07/31/20 with a value of $20,624,188.	20,215,100	20,215,100

Total Short-Term Investments (Cost $20,215,100)		20,215,100

Total Investments—100.2% (Cost $802,794,832) (b)		1,144,071,249
Other assets and liabilities (net)—(0.2)%		(2,591,594)

Net Assets—100.0%		$1,141,479,655

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of June 30, 2016, the aggregate cost of investments was $802,794,832. The aggregate unrealized appreciation and depreciation of investments were $369,639,784 and $(28,363,367), respectively, resulting in net unrealized appreciation of $341,276,417.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,123,856,149	$—	$—	$1,123,856,149
Total Short-Term Investment*	—	20,215,100	—	20,215,100
Total Investments	$1,123,856,149	$20,215,100	$—	$1,144,071,249

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$1,144,071,249
Cash	435
Cash denominated in foreign currencies (b)	2,110
Receivable for:
Investments sold	1,313,459
Fund shares sold	81,990
Dividends and interest	450,765
Prepaid expenses	7,252

Total Assets	1,145,927,260
Liabilities
Payables for:
Investments purchased	2,321,837
Fund shares redeemed	967,656
Accrued Expenses:
Management fees	753,735
Distribution and service fees	76,345
Deferred trustees’ fees	107,300
Other expenses	220,732

Total Liabilities	4,447,605

Net Assets	$1,141,479,655

Net Assets Consist of:
Paid in surplus	$774,953,874
Undistributed net investment income	1,765,038
Accumulated net realized gain	23,484,031
Unrealized appreciation on investments and foreign currency transactions	341,276,712

Net Assets	$1,141,479,655

Net Assets
Class A	$732,752,215
Class B	319,870,826
Class E	88,856,614
Capital Shares Outstanding*
Class A	38,394,693
Class B	17,018,861
Class E	4,704,977
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.08
Class B	18.80
Class E	18.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $802,794,832.
(b)	Identified cost of cash denominated in foreign currencies was $2,091.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$7,055,242
Interest	3,521

Total investment income	7,058,763
Expenses
Management fees	4,716,372
Administration fees	14,764
Custodian and accounting fees	56,123
Distribution and service fees—Class B	383,263
Distribution and service fees—Class E	63,882
Audit and tax services	20,230
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	84,235
Insurance	4,255
Miscellaneous	7,731

Total expenses	5,380,433
Less management fee waiver	(62,158)
Less broker commission recapture	(40,785)

Net expenses	5,277,490

Net Investment Income	1,781,273

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	65,826,893
Futures contracts	213,627
Foreign currency transactions	652

Net realized gain	66,041,172

Net change in unrealized appreciation (depreciation) on:
Investments	(1,796,969)
Foreign currency transactions	278

Net change in unrealized depreciation	(1,796,691)

Net realized and unrealized gain	64,244,481

Net Increase in Net Assets From Operations	$66,025,754

(a)	Net of foreign withholding taxes of $58,744.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,781,273	$4,663,836
Net realized gain	66,041,172	107,705,200
Net change in unrealized depreciation	(1,796,691)	(99,286,751)

Increase in net assets from operations	66,025,754	13,082,285

From Distributions to Shareholders
Net investment income
Class A	(3,463,083)	(3,753,077)
Class B	(665,055)	(551,741)
Class E	(278,065)	(262,696)

Total distributions	(4,406,203)	(4,567,514)

Decrease in net assets from capital share transactions	(145,707,972)	(239,142,296)

Total decrease in net assets	(84,088,421)	(230,627,525)

Net Assets
Beginning of period	1,225,568,076	1,456,195,601

End of period	$1,141,479,655	$1,225,568,076

Undistributed net investment income
End of period	$1,765,038	$4,389,968

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	508,739	$8,867,655	609,854	$11,146,651
Reinvestments	183,329	3,463,083	196,805	3,753,077
Redemptions	(7,314,981)	(134,621,897)	(10,359,968)	(192,459,060)

Net decrease	(6,622,913)	$(122,291,159)	(9,553,309)	$(177,559,332)

Class B
Sales	357,234	$6,298,462	781,858	$14,264,839
Reinvestments	35,737	665,055	29,379	551,741
Redemptions	(1,449,474)	(25,375,338)	(3,381,960)	(61,607,986)

Net decrease	(1,056,503)	$(18,411,821)	(2,570,723)	$(46,791,406)

Class E
Sales	42,956	$768,779	59,140	$1,086,128
Reinvestments	14,870	278,065	13,921	262,696
Redemptions	(343,400)	(6,051,836)	(882,303)	(16,140,382)

Net decrease	(285,574)	$(5,004,992)	(809,242)	$(14,791,558)

Decrease derived from capital shares transactions		$(145,707,972)		$(239,142,296)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.10		$18.07	$18.14	$13.21	$12.05	$11.47

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.08	0.08	0.07	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.04		0.03	(0.08)	4.98	1.10	0.62

Total from investment operations	1.07		0.11	0.00	5.05	1.21	0.67

Less Distributions
Distributions from net investment income	(0.09)		(0.08)	(0.07)	(0.12)	(0.05)	(0.09)

Total distributions	(0.09)		(0.08)	(0.07)	(0.12)	(0.05)	(0.09)

Net Asset Value, End of Period	$19.08		$18.10	$18.07	$18.14	$13.21	$12.05

Total Return (%) (b)	5.92	(c)	0.58	0.01	38.52	10.03	5.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.84	0.83	0.83	0.86	0.86
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.83	0.83	0.82	0.85	0.85
Ratio of net investment income to average net assets (%)	0.38	(d)	0.42	0.43	0.42	0.89	0.40
Portfolio turnover rate (%)	7	(c)	16	9	17	15	12
Net assets, end of period (in millions)	$732.8		$814.6	$985.8	$1,154.0	$922.1	$868.1

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.80		$17.76	$17.85	$13.00	$11.86	$11.30

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.03	0.03	0.03	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.03		0.04	(0.08)	4.91	1.08	0.61

Total from investment operations	1.04		0.07	(0.05)	4.94	1.16	0.63

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	(0.04)	(0.09)	(0.02)	(0.07)

Total distributions	(0.04)		(0.03)	(0.04)	(0.09)	(0.02)	(0.07)

Net Asset Value, End of Period	$18.80		$17.80	$17.76	$17.85	$13.00	$11.86

Total Return (%) (b)	5.84	(c)	0.38	(0.30)	38.19	9.75	5.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.09	1.08	1.08	1.11	1.11
Net ratio of expenses to average net assets (%) (e)	1.09	(d)	1.08	1.08	1.07	1.10	1.10
Ratio of net investment income to average net assets (%)	0.14	(d)	0.17	0.18	0.22	0.63	0.14
Portfolio turnover rate (%)	7	(c)	16	9	17	15	12
Net assets, end of period (in millions)	$319.9		$321.7	$366.8	$418.9	$117.0	$118.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.89		$17.86	$17.94	$13.06	$11.91	$11.35

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.05	0.05	0.04	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.04		0.03	(0.09)	4.94	1.09	0.60

Total from investment operations	1.06		0.08	(0.04)	4.98	1.18	0.63

Less Distributions
Distributions from net investment income	(0.06)		(0.05)	(0.04)	(0.10)	(0.03)	(0.07)

Total distributions	(0.06)		(0.05)	(0.04)	(0.10)	(0.03)	(0.07)

Net Asset Value, End of Period	$18.89		$17.89	$17.86	$17.94	$13.06	$11.91

Total Return (%) (b)	5.92	(c)	0.43	(0.19)	38.37	9.90	5.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	0.99	0.98	0.98	1.01	1.01
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	0.98	0.98	0.97	1.00	1.00
Ratio of net investment income to average net assets (%)	0.24	(d)	0.27	0.28	0.28	0.72	0.24
Portfolio turnover rate (%)	7	(c)	16	9	17	15	12
Net assets, end of period (in millions)	$88.9		$89.3	$103.6	$122.0	$90.6	$97.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $20,215,100, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2016, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period May 6, 2016 through May 9, 2016, the Portfolio had bought and sold $66,681,366 in notional cost on equity index futures contracts. At June 30, 2016, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2016, the Portfolio had realized gains in the amount of $213,627 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$79,048,218	$0	$219,857,351

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$4,716,372	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $500 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$4,567,514	$5,379,886	$—	$—	$4,567,514	$5,379,886

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,497,543	$—	$343,080,715	$(42,564,453)	$—	$305,013,805

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $108,150,013.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and had pre-enactment accumulated capital loss carryforwards in the amount of $42,564,453 that expire on December 31, 2017.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, E and G shares of the Russell 2000 Index Portfolio returned 2.27%, 2.11%, 2.17%, and 2.08%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 2.22%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter, equity markets were volatile as investors worried about a global economic slowdown and macroeconomic data continued to disappoint. U.S. retail sales, industrial production, and housing starts were all weaker than expected. In March, equity indexes rallied on central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Federal Reserve Bank (“Fed”) lowered the expected number of rate increases for 2016. During the second quarter, equity markets continued to move higher as positive macroeconomic data and recovering oil prices contrasted with uncertainty about a potential Fed rate hike and the United Kingdom referendum on European Union membership. In May, U.S. construction spending hit a record high and U.S. new, existing, and pending home sales and durable goods orders were all better than expected. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and rallied the last three days of the quarter as concerns about the referendum abated and volatility declined.

During the first six months, the Federal Open Market Committee (the “Committee”) met four times and maintained the target range for the Federal Funds Rate at 0.25% to 0.50%. The Committee stated that the pace of improvement in the labor market had slowed while growth in economic activity appeared to have picked up. The Committee also stated that it expects economic conditions will evolve in a manner that will warrant only gradual increases in the Federal Funds Rate.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2016. Utilities (4.9% beginning weight in the benchmark), up 19.8%, was the best performing sector. Materials and Processing (5.7% beginning weight), up 17.3%, and Consumer Staples (3.2% beginning weight), up 11.8%, were the next best-performing sectors. Health Care (16.4% beginning weight), down 12.8% was the worst performing sector.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Advanced Micro Devices, up 79.1%; Burlington Stores, up 55.5%; and EPR Properties, up 42.1%. The stocks with the largest negative impact were Restoration Hardware Holdings, down 63.9%; Ultragenyx Pharmaceutical, down 56.4%; and Pacira Pharmaceuticals, down 56.1%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	2.27	-6.61	8.40	6.15	—
Class B	2.11	-6.84	8.11	5.87	—
Class E	2.17	-6.75	8.24	5.99	—
Class G	2.08	-6.89	8.07	—	14.41
Russell 2000 Index	2.22	-6.73	8.35	6.20	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Olin Corp.	0.2
IDACORP, Inc.	0.2
Portland General Electric Co.	0.2
Gramercy Property Trust	0.2
iShares Russell 2000 Index Fund	0.2
Southwest Gas Corp.	0.2
Microsemi Corp.	0.2
Curtiss-Wright Corp.	0.2
Healthcare Realty Trust, Inc.	0.2
Medical Properties Trust, Inc.	0.2

Top Sectors

% of Net Assets
Financials	25.3
Information Technology	16.7
Industrials	13.4
Health Care	13.2
Consumer Discretionary	13.2
Materials	4.4
Utilities	4.1
Consumer Staples	3.0
Energy	3.0
Telecommunication Services	0.9

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.31%	$1,000.00	$1,022.70	$1.56
	Hypothetical*	0.31%	$1,000.00	$1,023.32	$1.56

Class B(a)	Actual	0.56%	$1,000.00	$1,021.10	$2.81
	Hypothetical*	0.56%	$1,000.00	$1,022.08	$2.82

Class E(a)	Actual	0.46%	$1,000.00	$1,021.70	$2.31
	Hypothetical*	0.46%	$1,000.00	$1,022.58	$2.31

Class G(a)	Actual	0.61%	$1,000.00	$1,020.80	$3.06
	Hypothetical*	0.61%	$1,000.00	$1,021.83	$3.07

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
AAR Corp.	16,635	$388,261
Aerojet Rocketdyne Holdings, Inc. (a) (b)	29,383	537,121
Aerovironment, Inc. (a) (b)	8,967	249,283
American Science & Engineering, Inc.	3,412	127,643
Astronics Corp. (a)	10,621	353,254
Cubic Corp.	12,431	499,229
Curtiss-Wright Corp.	21,215	1,787,364
DigitalGlobe, Inc. (a) (b)	29,669	634,620
Ducommun, Inc. (a)	5,959	117,869
Engility Holdings, Inc. (a)	8,737	184,525
Esterline Technologies Corp. (a)	14,168	878,983
KEYW Holding Corp. (The) (a)	17,571	174,656
KLX, Inc. (a)	25,831	800,761
Kratos Defense & Security Solutions, Inc. (a) (b)	23,529	96,469
Mercury Systems, Inc. (a)	19,389	482,011
Moog, Inc. - Class A (a)	15,634	842,985
National Presto Industries, Inc.	2,572	242,668
Sparton Corp. (a)	5,193	113,052
TASER International, Inc. (a) (b)	26,071	648,646
Teledyne Technologies, Inc. (a)	16,663	1,650,470
Triumph Group, Inc. (b)	24,082	854,911
Vectrus, Inc. (a)	5,231	149,031

		11,813,812

Air Freight & Logistics—0.5%
Air Transport Services Group, Inc. (a)	25,431	329,586
Atlas Air Worldwide Holdings, Inc. (a)	12,481	516,963
Echo Global Logistics, Inc. (a)	14,649	328,431
Forward Air Corp.	14,772	657,797
HUB Group, Inc. - Class A (a)	17,356	665,950
Park-Ohio Holdings Corp.	4,748	134,273
XPO Logistics, Inc. (a) (b)	47,650	1,251,289

		3,884,289

Airlines—0.4%
Allegiant Travel Co.	6,708	1,016,262
Hawaiian Holdings, Inc. (a)	25,756	977,698
SkyWest, Inc.	24,419	646,126
Virgin America, Inc. (a) (b)	10,390	584,022

		3,224,108

Auto Components—1.0%
American Axle & Manufacturing Holdings, Inc. (a)	37,813	547,532
Cooper Tire & Rubber Co.	27,246	812,476
Cooper-Standard Holding, Inc. (a)	6,881	543,530
Dana Holding Corp.	75,676	799,138
Dorman Products, Inc. (a) (b)	12,774	730,673
Drew Industries, Inc.	11,598	983,974
Federal-Mogul Holdings Corp. (a)	15,664	130,168
Fox Factory Holding Corp. (a) (b)	11,504	199,824
Gentherm, Inc. (a)	17,276	591,703
Horizon Global Corp. (a)	9,617	109,153
Metaldyne Performance Group, Inc.	6,210	85,387
Modine Manufacturing Co. (a)	23,187	204,046
Motorcar Parts of America, Inc. (a)	8,000	217,440

Auto Components—(Continued)
Spartan Motors, Inc.	17,934	112,267
Standard Motor Products, Inc.	9,638	383,400
Stoneridge, Inc. (a)	13,705	204,753
Superior Industries International, Inc.	12,615	337,830
Tenneco, Inc. (a)	27,494	1,281,495
Tower International, Inc.	10,455	215,164

		8,489,953

Automobiles—0.0%
Winnebago Industries, Inc. (b)	12,257	280,930

Banks—9.4%
1st Source Corp.	7,645	247,622
Allegiance Bancshares, Inc. (a) (b)	5,825	144,926
American National Bankshares, Inc. (b)	4,311	108,551
Ameris Bancorp	16,855	500,593
Ames National Corp. (b)	4,647	124,633
Arrow Financial Corp. (b)	5,820	176,288
Atlantic Capital Bancshares, Inc. (a)	13,143	190,048
Banc of California, Inc.	23,881	432,246
BancFirst Corp.	3,589	216,488
Banco Latinoamericano de Comercio Exterior S.A. - Class E (b)	14,005	371,132
Bancorp, Inc. (The) (a)	17,041	102,587
BancorpSouth, Inc.	45,366	1,029,355
Bank of Marin Bancorp (b)	3,199	154,736
Bank of the Ozarks, Inc. (b)	40,882	1,533,893
Banner Corp.	14,787	629,039
Bar Harbor Bankshares (b)	2,884	101,228
BBCN Bancorp, Inc.	36,725	547,937
Berkshire Hills Bancorp, Inc.	14,754	397,178
Blue Hills Bancorp, Inc. (b)	13,063	192,810
BNC Bancorp	18,833	427,697
Boston Private Financial Holdings, Inc.	40,232	473,933
Bridge Bancorp, Inc. (b)	8,870	251,908
Brookline Bancorp, Inc.	33,001	364,001
Bryn Mawr Bank Corp.	8,151	238,009
Camden National Corp.	5,226	219,492
Capital Bank Financial Corp. - Class A (b)	11,497	331,114
Cardinal Financial Corp.	14,931	327,586
Cathay General Bancorp	37,025	1,044,105
Centerstate Banks, Inc.	21,605	340,279
Central Pacific Financial Corp.	15,142	357,351
Chemical Financial Corp.	18,789	700,642
Citizens & Northern Corp. (b)	6,716	135,798
City Holding Co. (b)	8,256	375,400
CNB Financial Corp. (b)	6,782	120,720
CoBiz Financial, Inc.	17,832	208,634
Columbia Banking System, Inc.	28,451	798,335
Community Bank System, Inc. (b)	22,222	913,102
Community Trust Bancorp, Inc.	8,162	282,895
ConnectOne Bancorp, Inc.	16,906	265,255
CU Bancorp (a)	8,163	185,545
Customers Bancorp, Inc. (a) (b)	11,686	293,669
CVB Financial Corp. (b)	50,002	819,533
Eagle Bancorp, Inc. (a)	15,010	722,131

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Enterprise Bancorp, Inc.	4,064	$97,495
Enterprise Financial Services Corp.	9,318	259,879
Farmers Capital Bank Corp.	3,713	101,551
Farmers National Banc Corp.	13,414	118,043
FCB Financial Holdings, Inc. - Class A (a)	14,825	504,050
Fidelity Southern Corp.	10,827	169,659
Financial Institutions, Inc.	6,461	168,438
First Bancorp	8,573	150,713
First BanCorp (a)	55,535	220,474
First Bancorp, Inc. (b)	5,308	114,334
First Busey Corp.	15,850	339,031
First Business Financial Services, Inc.	4,182	98,152
First Citizens BancShares, Inc. - Class A	3,585	928,192
First Commonwealth Financial Corp.	41,887	385,360
First Community Bancshares, Inc.	8,470	190,067
First Connecticut Bancorp, Inc.	7,629	126,336
First Financial Bancorp	28,214	548,762
First Financial Bankshares, Inc. (b)	30,167	989,176
First Financial Corp.	6,038	221,112
First Foundation, Inc. (a)	6,983	150,135
First Interstate BancSystem, Inc. - Class A (b)	9,233	259,447
First Merchants Corp.	20,166	502,738
First Midwest Bancorp, Inc.	39,553	694,551
First NBC Bank Holding Co. (a)	7,557	126,882
First of Long Island Corp. (The)	6,616	189,681
FirstMerit Corp.	80,467	1,631,066
Flushing Financial Corp.	15,132	300,824
FNB Corp.	102,372	1,283,745
Franklin Financial Network, Inc. (a)	4,922	154,354
Fulton Financial Corp.	82,075	1,108,012
German American Bancorp, Inc. (b)	6,759	216,085
Glacier Bancorp, Inc.	37,248	990,052
Great Southern Bancorp, Inc. (b)	4,991	184,517
Great Western Bancorp, Inc.	28,884	911,001
Guaranty Bancorp	8,675	144,873
Hancock Holding Co. (b)	37,825	987,611
Hanmi Financial Corp.	15,681	368,347
Heartland Financial USA, Inc.	10,964	386,920
Heritage Commerce Corp.	10,489	110,449
Heritage Financial Corp.	17,398	305,857
Heritage Oaks Bancorp	11,367	90,254
Hilltop Holdings, Inc. (a)	38,481	807,716
Home BancShares, Inc. (b)	58,980	1,167,214
HomeTrust Bancshares, Inc. (a)	10,270	189,995
Horizon Bancorp (b)	5,200	130,728
Iberiabank Corp.	19,964	1,192,450
Independent Bank Corp.	11,863	172,132
Independent Bank Corp./Rockland Trust	12,760	583,132
Independent Bank Group, Inc. (b)	6,728	288,698
International Bancshares Corp.	25,537	666,260
Investors Bancorp, Inc.	144,619	1,602,379
Lakeland Bancorp, Inc.	17,320	197,102
Lakeland Financial Corp.	8,139	382,614
LegacyTexas Financial Group, Inc.	22,230	598,209
Live Oak Bancshares, Inc.	10,388	146,575
MainSource Financial Group, Inc.	10,246	225,924
MB Financial, Inc.	34,863	1,264,830

Banks—(Continued)
Mercantile Bank Corp.	8,647	206,317
MidWestOne Financial Group, Inc.	3,645	104,101
National Bank Holdings Corp. - Class A	12,889	262,420
National Bankshares, Inc. (b)	3,487	121,766
National Commerce Corp. (a)	4,628	107,925
NBT Bancorp, Inc.	20,117	575,950
Nicolet Bankshares, Inc. (a) (b)	3,298	125,588
OFG Bancorp	19,884	165,037
Old National Bancorp	65,101	815,716
Old Second Bancorp, Inc.	14,296	97,642
Opus Bank	8,631	291,728
Pacific Continental Corp.	10,841	170,312
Pacific Premier Bancorp, Inc. (a)	12,610	302,640
Park National Corp.	6,727	617,404
Park Sterling Corp.	23,392	165,849
Peapack Gladstone Financial Corp. (b)	6,672	123,499
Penns Woods Bancorp, Inc. (b)	2,408	101,112
People’s Utah Bancorp	7,011	116,383
Peoples Bancorp, Inc.	10,141	220,972
Peoples Financial Services Corp. (b)	3,673	143,761
Pinnacle Financial Partners, Inc. (b)	19,605	957,704
Preferred Bank	5,630	162,566
PrivateBancorp, Inc.	38,203	1,682,078
Prosperity Bancshares, Inc. (b)	32,660	1,665,333
QCR Holdings, Inc.	5,811	158,001
Renasant Corp.	20,087	649,413
Republic Bancorp, Inc. - Class A	5,421	149,782
S&T Bancorp, Inc.	15,660	382,887
Sandy Spring Bancorp, Inc.	13,447	390,770
Seacoast Banking Corp. of Florida (a)	15,100	245,224
ServisFirst Bancshares, Inc. (b)	12,241	604,583
Sierra Bancorp	5,841	97,486
Simmons First National Corp. - Class A	13,943	643,957
South State Corp.	12,175	828,509
Southside Bancshares, Inc.	12,682	392,124
Southwest Bancorp, Inc.	9,007	152,489
State Bank Financial Corp. (b)	16,379	333,313
Sterling Bancorp	61,931	972,317
Stock Yards Bancorp, Inc. (b)	10,633	300,170
Stonegate Bank	5,132	165,610
Suffolk Bancorp	6,378	199,695
Sun Bancorp, Inc. (a)	4,652	96,110
Talmer Bancorp, Inc. - Class A	28,871	553,457
Texas Capital Bancshares, Inc. (a)	22,538	1,053,877
Tompkins Financial Corp.	7,424	482,560
Towne Bank	32,751	709,058
TriCo Bancshares	11,155	307,878
TriState Capital Holdings, Inc. (a) (b)	11,422	156,824
Triumph Bancorp, Inc. (a)	7,480	119,680
Trustmark Corp. (b)	33,957	843,831
UMB Financial Corp. (b)	21,887	1,164,607
Umpqua Holdings Corp. (b)	110,163	1,704,222
Union Bankshares Corp.	20,843	515,031
United Bankshares, Inc. (b)	32,641	1,224,364
United Community Banks, Inc.	34,521	631,389
Univest Corp. of Pennsylvania	9,559	200,930
Valley National Bancorp (b)	120,885	1,102,471

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Washington Trust Bancorp, Inc.	7,713	$292,477
Webster Financial Corp. (b)	43,929	1,491,390
WesBanco, Inc.	17,978	558,217
West Bancorp, Inc.	8,036	149,389
Westamerica Bancorp (b)	12,513	616,390
Wilshire Bancorp, Inc.	33,080	344,694
Wintrust Financial Corp.	23,613	1,204,263
Yadkin Financial Corp.	24,582	616,762
Your Community Bankshares, Inc. (b)	2,723	101,187

		76,053,798

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a) (b)	4,334	741,244
Coca-Cola Bottling Co. Consolidated (b)	2,376	350,389
MGP Ingredients, Inc.	5,440	207,971
National Beverage Corp. (a)	5,742	360,655
Primo Water Corp. (a)	10,997	129,875

		1,790,134

Biotechnology—4.4%
Acceleron Pharma, Inc. (a) (b)	13,695	465,356
Achillion Pharmaceuticals, Inc. (a) (b)	56,103	437,603
Acorda Therapeutics, Inc. (a) (b)	20,455	521,705
Adamas Pharmaceuticals, Inc. (a) (b)	7,040	106,586
Aduro Biotech, Inc. (a) (b)	18,643	210,852
Advaxis, Inc. (a) (b)	14,489	117,216
Agenus, Inc. (a) (b)	38,088	154,256
Aimmune Therapeutics, Inc. (a) (b)	14,043	151,945
Akebia Therapeutics, Inc. (a) (b)	22,828	170,753
Alder Biopharmaceuticals, Inc. (a) (b)	23,239	580,278
AMAG Pharmaceuticals, Inc. (a) (b)	16,034	383,533
Amicus Therapeutics, Inc. (a) (b)	64,253	350,821
Ardelyx, Inc. (a) (b)	12,919	112,783
Arena Pharmaceuticals, Inc. (a) (b)	114,310	195,470
ARIAD Pharmaceuticals, Inc. (a) (b)	87,547	646,972
Array BioPharma, Inc. (a) (b)	64,536	229,748
Arrowhead Pharmaceuticals, Inc. (a) (b)	25,887	137,719
Atara Biotherapeutics, Inc. (a) (b)	11,963	269,287
Avexis, Inc. (a) (b)	2,701	102,692
Axovant Sciences, Ltd. (a) (b)	13,161	168,987
Bellicum Pharmaceuticals, Inc. (a)	11,404	147,796
BioCryst Pharmaceuticals, Inc. (a) (b)	42,881	121,782
BioSpecifics Technologies Corp. (a)	3,039	121,378
Bluebird Bio, Inc. (a) (b)	18,261	790,519
Blueprint Medicines Corp. (a)	10,512	212,868
Celator Pharmaceuticals, Inc. (a)	16,308	492,175
Celldex Therapeutics, Inc. (a) (b)	47,742	209,587
Cepheid, Inc. (a) (b)	35,601	1,094,731
Clovis Oncology, Inc. (a) (b)	16,535	226,860
Coherus Biosciences, Inc. (a) (b)	15,243	257,454
Concert Pharmaceuticals, Inc. (a) (b)	7,706	86,538
Curis, Inc. (a)	63,039	98,341
Cytokinetics, Inc. (a) (b)	18,716	177,615
CytomX Therapeutics, Inc. (a)	11,599	118,484
Dyax Corp. (b) (c)	69,204	76,816
Dynavax Technologies Corp. (a) (b)	17,634	257,104

Biotechnology—(Continued)
Eagle Pharmaceuticals, Inc. (a) (b)	4,073	157,992
Editas Medicine, Inc. (a) (b)	5,014	122,342
Emergent Biosolutions, Inc. (a)	15,717	441,962
Enanta Pharmaceuticals, Inc. (a) (b)	7,598	167,536
Epizyme, Inc. (a)	20,920	214,221
Esperion Therapeutics, Inc. (a) (b)	6,166	60,920
Exact Sciences Corp. (a) (b)	45,224	553,994
Exelixis, Inc. (a) (b)	111,773	872,947
FibroGen, Inc. (a) (b)	24,972	409,791
Five Prime Therapeutics, Inc. (a) (b)	13,422	555,000
Flexion Therapeutics, Inc. (a) (b)	7,961	119,136
Foundation Medicine, Inc. (a) (b)	7,156	133,531
Galena Biopharma, Inc. (a) (b)	102,975	47,997
Genomic Health, Inc. (a) (b)	8,810	228,135
Geron Corp. (a) (b)	75,588	202,576
Global Blood Therapeutics, Inc. (a) (b)	7,789	129,220
Halozyme Therapeutics, Inc. (a) (b)	51,119	441,157
Heron Therapeutics, Inc. (a) (b)	18,692	337,391
ImmunoGen, Inc. (a) (b)	48,008	147,865
Immunomedics, Inc. (a) (b)	49,803	115,543
Inovio Pharmaceuticals, Inc. (a) (b)	36,297	335,384
Insmed, Inc. (a) (b)	30,343	299,182
Insys Therapeutics, Inc. (a) (b)	11,118	143,867
Intellia Therapeutics, Inc. (a) (b)	6,001	128,121
Invitae Corp. (a)	13,018	96,203
Ironwood Pharmaceuticals, Inc. (a) (b)	63,682	832,642
Karyopharm Therapeutics, Inc. (a) (b)	13,644	91,551
Keryx Biopharmaceuticals, Inc. (a) (b)	50,118	331,781
Kite Pharma, Inc. (a) (b)	19,210	960,500
La Jolla Pharmaceutical Co. (a) (b)	10,265	164,240
Lexicon Pharmaceuticals, Inc. (a) (b)	23,843	342,147
Ligand Pharmaceuticals, Inc. (a) (b)	9,331	1,112,908
Lion Biotechnologies, Inc. (a) (b)	25,388	205,643
Loxo Oncology, Inc. (a) (b)	7,131	165,297
MacroGenics, Inc. (a) (b)	14,803	399,533
MannKind Corp. (a) (b)	169,958	197,151
MediciNova, Inc. (a)	16,691	126,017
Merrimack Pharmaceuticals, Inc. (a)	64,388	347,051
MiMedx Group, Inc. (a) (b)	59,054	471,251
Momenta Pharmaceuticals, Inc. (a) (b)	32,218	347,954
Myriad Genetics, Inc. (a) (b)	33,438	1,023,203
Natera, Inc. (a)	13,813	166,654
NewLink Genetics Corp. (a) (b)	11,288	127,103
Novavax, Inc. (a) (b)	138,764	1,008,814
OncoMed Pharmaceuticals, Inc. (a) (b)	9,560	117,684
Ophthotech Corp. (a) (b)	15,006	765,756
Organovo Holdings, Inc. (a) (b)	45,372	168,784
Otonomy, Inc. (a) (b)	12,561	199,469
PDL BioPharma, Inc.	77,531	243,447
Portola Pharmaceuticals, Inc. (a) (b)	23,603	557,031
Progenics Pharmaceuticals, Inc. (a) (b)	32,263	136,150
Prothena Corp. plc (a) (b)	16,317	570,442
PTC Therapeutics, Inc. (a) (b)	15,786	110,818
Puma Biotechnology, Inc. (a) (b)	12,406	369,575
Radius Health, Inc. (a) (b)	15,372	564,921
Raptor Pharmaceutical Corp. (a) (b)	39,815	213,807
REGENXBIO, Inc. (a)	11,468	91,744

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Regulus Therapeutics, Inc. (a) (b)	21,644	$62,551
Repligen Corp. (a)	15,913	435,380
Retrophin, Inc. (a) (b)	16,403	292,137
Rigel Pharmaceuticals, Inc. (a)	44,752	99,797
Sage Therapeutics, Inc. (a) (b)	13,318	401,271
Sangamo Biosciences, Inc. (a) (b)	31,616	183,057
Sarepta Therapeutics, Inc. (a) (b)	21,304	406,267
Seres Therapeutics, Inc. (a) (b)	9,150	265,808
Spark Therapeutics, Inc. (a) (b)	8,629	441,201
Spectrum Pharmaceuticals, Inc. (a)	30,932	203,223
Synergy Pharmaceuticals, Inc. (a) (b)	91,913	349,269
TESARO, Inc. (a) (b)	12,733	1,070,209
TG Therapeutics, Inc. (a) (b)	16,876	102,269
Trevena, Inc. (a) (b)	24,287	153,008
Ultragenyx Pharmaceutical, Inc. (a) (b)	19,019	930,219
Vanda Pharmaceuticals, Inc. (a)	20,273	226,855
Versartis, Inc. (a) (b)	12,818	141,767
Vitae Pharmaceuticals, Inc. (a)	14,278	154,060
XBiotech, Inc. (a)	9,412	196,899
Xencor, Inc. (a)	16,674	316,639
ZIOPHARM Oncology, Inc. (a) (b)	61,375	336,949

		35,766,526

Building Products—1.2%
AAON, Inc.	19,095	525,303
Advanced Drainage Systems, Inc. (b)	15,729	430,503
American Woodmark Corp. (a)	6,699	444,680
Apogee Enterprises, Inc.	13,684	634,253
Armstrong Flooring, Inc. (a) (b)	11,681	197,993
Builders FirstSource, Inc. (a) (b)	41,041	461,711
Caesarstone, Ltd. (a) (b)	11,687	406,240
Continental Building Products, Inc. (a)	17,313	384,868
CSW Industrials, Inc. (a)	8,998	293,425
Gibraltar Industries, Inc. (a)	14,856	469,004
Griffon Corp. (b)	14,438	243,425
Insteel Industries, Inc.	9,958	284,699
Masonite International Corp. (a)	14,468	956,914
NCI Building Systems, Inc. (a)	13,110	209,629
Nortek, Inc. (a)	4,481	265,768
Patrick Industries, Inc. (a)	7,120	429,265
PGT, Inc. (a)	22,494	231,688
Ply Gem Holdings, Inc. (a)	11,295	164,568
Quanex Building Products Corp.	17,697	328,987
Simpson Manufacturing Co., Inc.	19,498	779,335
Trex Co., Inc. (a) (b)	14,671	659,021
Universal Forest Products, Inc.	9,556	885,746

		9,687,025

Capital Markets—1.2%
Arlington Asset Investment Corp. - Class A (b)	10,056	130,829
BGC Partners, Inc. - Class A (b)	106,454	927,214
Cohen & Steers, Inc. (b)	9,693	391,985
Cowen Group, Inc. - Class A (a) (b)	52,786	156,247
Diamond Hill Investment Group, Inc. (b)	1,546	291,297
Evercore Partners, Inc. - Class A	19,079	843,101
Financial Engines, Inc. (b)	28,001	724,386

Capital Markets—(Continued)
Greenhill & Co., Inc. (b)	13,790	222,019
Houlihan Lokey, Inc. (b)	5,655	126,502
International FCStone, Inc. (a)	7,668	209,260
Investment Technology Group, Inc.	17,949	300,107
Janus Capital Group, Inc. (b)	73,633	1,024,971
KCG Holdings, Inc. - Class A (a)	26,254	349,178
Ladenburg Thalmann Financial Services, Inc. (a) (b)	51,479	121,490
Moelis & Co. - Class A (b)	8,425	189,563
OM Asset Management plc	20,265	270,538
Piper Jaffray Cos. (a)	7,063	266,275
PJT Partners, Inc. - Class A	11,278	259,394
Safeguard Scientifics, Inc. (a) (b)	10,084	125,949
Stifel Financial Corp. (a)	31,775	999,324
Virtu Financial, Inc. - Class A (b)	12,905	232,290
Virtus Investment Partners, Inc. (b)	3,430	244,147
Waddell & Reed Financial, Inc. - Class A (b)	38,993	671,459
Westwood Holdings Group, Inc.	4,941	255,944
WisdomTree Investments, Inc. (b)	53,688	525,606

		9,859,075

Chemicals—2.4%
A. Schulman, Inc.	15,885	387,912
American Vanguard Corp.	14,887	224,943
Axiall Corp. (b)	33,438	1,090,413
Balchem Corp.	15,291	912,108
Calgon Carbon Corp.	26,333	346,279
Chase Corp. (b)	3,533	208,694
Chemours Co. (The)	89,108	734,250
Chemtura Corp. (a)	31,150	821,737
Ferro Corp. (a)	40,624	543,549
Flotek Industries, Inc. (a) (b)	28,523	376,504
FutureFuel Corp.	10,195	110,922
GCP Applied Technologies, Inc. (a)	34,475	897,729
Hawkins, Inc.	4,778	207,413
HB Fuller Co.	23,919	1,052,197
Ingevity Corp. (a)	20,745	706,160
Innophos Holdings, Inc.	9,884	417,204
Innospec, Inc.	11,303	519,825
KMG Chemicals, Inc.	5,294	137,591
Koppers Holdings, Inc. (a)	10,265	315,443
Kraton Performance Polymers, Inc. (a)	16,524	461,515
LSB Industries, Inc. (a) (b)	9,923	119,870
Minerals Technologies, Inc.	16,456	934,701
Olin Corp. (b)	80,173	1,991,497
OMNOVA Solutions, Inc. (a)	22,821	165,452
PolyOne Corp.	42,027	1,481,031
Quaker Chemical Corp.	6,591	587,917
Rayonier Advanced Materials, Inc.	19,176	260,602
Sensient Technologies Corp.	22,015	1,563,946
Stepan Co.	9,222	548,986
Trecora Resources (a)	10,819	112,842
Tredegar Corp.	13,367	215,476
Trinseo S.A. (a)	14,013	601,578
Tronox, Ltd. - Class A	30,359	133,883

		19,190,169

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—2.3%
ABM Industries, Inc.	28,156	$1,027,131
ACCO Brands Corp. (a)	52,031	537,480
Brady Corp. - Class A	22,732	694,690
Brink’s Co. (The)	24,828	707,350
Casella Waste Systems, Inc. - Class A (a)	20,153	158,201
Ceco Environmental Corp.	10,889	95,170
Deluxe Corp. (b)	23,575	1,564,673
Ennis, Inc.	14,123	270,879
Essendant, Inc.	18,301	559,279
G&K Services, Inc. - Class A	9,849	754,138
Healthcare Services Group, Inc. (b)	33,776	1,397,651
Herman Miller, Inc.	28,305	846,036
HNI Corp. (b)	22,606	1,050,953
InnerWorkings, Inc. (a)	18,741	154,988
Interface, Inc.	31,333	477,828
Kimball International, Inc. - Class B	16,738	190,478
Knoll, Inc.	23,781	577,403
Matthews International Corp. - Class A	15,251	848,566
McGrath RentCorp	13,375	409,141
Mobile Mini, Inc. (b)	23,301	807,147
MSA Safety, Inc.	15,204	798,666
Multi-Color Corp. (b)	6,168	391,051
Quad/Graphics, Inc.	13,076	304,540
SP Plus Corp. (a)	8,683	196,062
Steelcase, Inc. - Class A	42,340	574,554
Team, Inc. (a) (b)	14,183	352,164
Tetra Tech, Inc. (d)	27,830	855,633
U.S. Ecology, Inc.	10,067	462,579
UniFirst Corp.	7,187	831,680
Viad Corp.	11,468	355,508
VSE Corp.	2,095	139,946
West Corp.	24,184	475,457

		18,867,022

Communications Equipment—1.6%
ADTRAN, Inc.	24,190	451,144
Black Box Corp.	8,122	106,236
CalAmp Corp. (a)	19,380	287,018
Calix, Inc. (a)	19,494	134,704
Ciena Corp. (a) (b)	66,636	1,249,425
Clearfield, Inc. (a)	6,024	107,769
Comtech Telecommunications Corp.	8,068	103,593
Digi International, Inc. (a)	12,500	134,125
Extreme Networks, Inc. (a)	50,414	170,904
Finisar Corp. (a)	50,382	882,189
Harmonic, Inc. (a) (b)	42,437	120,945
Infinera Corp. (a) (b)	66,643	751,733
InterDigital, Inc.	17,110	952,685
Ixia (a)	28,748	282,305
Lumentum Holdings, Inc. (a)	24,695	597,619
NETGEAR, Inc. (a)	16,562	787,358
NetScout Systems, Inc. (a) (b)	46,389	1,032,155
Oclaro, Inc. (a) (b)	49,350	240,828
Plantronics, Inc.	15,665	689,260
Polycom, Inc. (a)	66,034	742,883
ShoreTel, Inc. (a)	28,961	193,749

Communications Equipment—(Continued)
Sonus Networks, Inc. (a)	24,015	208,690
Ubiquiti Networks, Inc. (a) (b)	12,458	481,626
ViaSat, Inc. (a) (b)	21,021	1,500,899
Viavi Solutions, Inc. (a)	114,315	757,908

		12,967,750

Construction & Engineering—0.8%
Aegion Corp. (a)	17,495	341,327
Argan, Inc.	6,140	256,161
Comfort Systems USA, Inc.	17,796	579,616
Dycom Industries, Inc. (a) (b)	14,939	1,340,925
EMCOR Group, Inc.	29,573	1,456,766
Granite Construction, Inc.	19,068	868,547
Great Lakes Dredge & Dock Corp. (a) (b)	30,133	131,380
MasTec, Inc. (a) (b)	32,059	715,557
MYR Group, Inc. (a)	10,017	241,209
NV5 Global, Inc. (a)	3,969	112,878
Primoris Services Corp. (b)	17,845	337,806
Tutor Perini Corp. (a)	19,192	451,972

		6,834,144

Construction Materials—0.2%
Headwaters, Inc. (a)	34,173	613,064
Summit Materials, Inc. - Class A (a)	30,833	630,843
U.S. Concrete, Inc. (a)	7,217	439,587

		1,683,494

Consumer Finance—0.5%
Cash America International, Inc.	12,729	542,510
Encore Capital Group, Inc. (a) (b)	12,804	301,278
Enova International, Inc. (a) (b)	13,048	96,033
EZCORP, Inc. - Class A (a)	25,543	193,105
First Cash Financial Services, Inc.	13,486	692,236
Green Dot Corp. - Class A (a) (b)	21,594	496,446
LendingClub Corp. (a) (b)	161,286	693,530
Nelnet, Inc. - Class A	11,398	396,081
PRA Group, Inc. (a) (b)	22,334	539,143
World Acceptance Corp. (a) (b)	3,560	162,336

		4,112,698

Containers & Packaging—0.2%
AEP Industries, Inc.	1,974	158,828
Greif, Inc. - Class A	14,378	535,868
Greif, Inc. - Class B (b)	4,002	219,109
Multi Packaging Solutions International, Ltd. (a)	9,350	124,823
Myers Industries, Inc.	13,337	192,053

		1,230,681

Distributors—0.1%
Core-Mark Holding Co., Inc.	22,876	1,071,969

Diversified Consumer Services—0.9%
American Public Education, Inc. (a)	8,921	250,680
Apollo Education Group, Inc. (a)	44,173	402,858
Bright Horizons Family Solutions, Inc. (a)	21,377	1,417,509

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Capella Education Co.	5,633	$296,521
Career Education Corp. (a)	35,115	208,934
Carriage Services, Inc. (b)	9,414	222,923
Chegg, Inc. (a) (b)	36,609	183,045
DeVry Education Group, Inc.	29,702	529,884
Grand Canyon Education, Inc. (a)	22,843	911,893
Houghton Mifflin Harcourt Co. (a)	59,125	924,124
K12, Inc. (a)	17,337	216,539
LifeLock, Inc. (a) (b)	44,145	697,932
Regis Corp. (a) (b)	18,180	226,341
Sotheby’s (b)	26,392	723,141
Strayer Education, Inc. (a) (b)	5,524	271,394
Weight Watchers International, Inc. (a) (b)	13,493	156,924

		7,640,642

Diversified Financial Services—0.1%
FNFV Group (a) (b)	37,452	429,574
Gain Capital Holdings, Inc.	20,006	126,438
NewStar Financial, Inc. (a)	12,166	102,438
On Deck Capital, Inc. (a) (b)	25,577	131,721
PICO Holdings, Inc. (a)	12,147	114,911

		905,082

Diversified Telecommunication Services—0.8%
8x8, Inc. (a) (b)	41,065	599,960
ATN International, Inc.	4,754	369,909
Cincinnati Bell, Inc. (a)	97,588	445,977
Cogent Communications Holdings, Inc. (b)	22,011	881,761
Consolidated Communications Holdings, Inc. (b)	24,229	659,998
FairPoint Communications, Inc. (a)	11,602	170,317
General Communication, Inc. - Class A (a)	16,537	261,285
Globalstar, Inc. (a) (b)	221,510	268,027
IDT Corp. - Class B	8,438	119,735
Inteliquent, Inc.	16,025	318,737
Iridium Communications, Inc. (a) (b)	38,356	340,601
Lumos Networks Corp. (a)	8,396	101,592
ORBCOMM, Inc. (a)	31,662	315,037
pdvWireless, Inc. (a)	6,964	148,960
Straight Path Communications, Inc. - Class B (a) (b)	4,588	126,950
Vonage Holdings Corp. (a)	86,416	527,137
Windstream Holdings, Inc. (b)	47,088	436,506

		6,092,489

Electric Utilities—1.2%
ALLETE, Inc. (b)	23,439	1,514,862
El Paso Electric Co.	18,779	887,683
Empire District Electric Co. (The)	22,766	773,361
IDACORP, Inc.	24,442	1,988,357
MGE Energy, Inc.	16,879	953,917
Otter Tail Corp.	18,873	632,057
PNM Resources, Inc.	38,721	1,372,272
Portland General Electric Co.	43,293	1,910,087

		10,032,596

Electrical Equipment—0.6%
AZZ, Inc.	12,522	751,070
Babcock & Wilcox Enterprises, Inc. (a)	22,628	332,405
Encore Wire Corp.	10,537	392,819
EnerSys	21,009	1,249,405
Generac Holdings, Inc. (a) (b)	32,764	1,145,430
General Cable Corp. (b)	24,951	317,127
LSI Industries, Inc.	10,801	119,567
Plug Power, Inc. (a) (b)	84,766	157,665
Powell Industries, Inc.	4,404	173,253
Sunrun, Inc. (a)	34,164	202,593
Thermon Group Holdings, Inc. (a)	15,847	304,421

		5,145,755

Electronic Equipment, Instruments & Components—2.6%
Anixter International, Inc. (a)	13,642	726,846
AVX Corp.	21,871	297,008
Badger Meter, Inc. (b)	6,820	498,065
Belden, Inc.	19,822	1,196,654
Benchmark Electronics, Inc. (a)	24,418	516,441
Coherent, Inc. (a)	11,761	1,079,425
CTS Corp.	15,701	281,362
Daktronics, Inc.	18,513	115,706
DTS, Inc. (a)	9,298	245,932
Electro Rent Corp.	9,122	140,570
ePlus, Inc. (a)	2,743	224,350
Fabrinet (a)	17,507	649,860
FARO Technologies, Inc. (a) (b)	8,551	289,280
II-VI, Inc. (a)	29,121	546,310
Insight Enterprises, Inc. (a) (d)	19,337	502,762
InvenSense, Inc. (a)	34,992	214,501
Itron, Inc. (a)	18,332	790,109
Kimball Electronics, Inc. (a)	14,109	175,657
Knowles Corp. (a)	43,119	589,868
Littelfuse, Inc.	10,673	1,261,442
Mesa Laboratories, Inc. (b)	1,474	181,302
Methode Electronics, Inc.	17,959	614,737
MTS Systems Corp. (b)	7,482	328,011
Multi-Fineline Electronix, Inc. (a)	4,794	111,221
Novanta, Inc. (a)	18,739	283,896
OSI Systems, Inc. (a)	9,211	535,435
Park Electrochemical Corp.	10,569	153,568
PC Connection, Inc.	5,366	127,711
Plexus Corp. (a) (d)	15,422	666,230
QLogic Corp. (a)	41,031	604,797
Rofin-Sinar Technologies, Inc. (a)	13,337	425,984
Rogers Corp. (a)	8,965	547,761
Sanmina Corp. (a)	35,180	943,176
ScanSource, Inc. (a)	13,430	498,387
SYNNEX Corp.	14,237	1,349,952
Tech Data Corp. (a)	16,978	1,219,869
TTM Technologies, Inc. (a)	35,998	271,065
Universal Display Corp. (a) (b)	20,124	1,364,407
Vishay Intertechnology, Inc. (b)	66,423	822,981

		21,392,638

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—1.0%
Archrock, Inc.	34,795	$327,769
Atwood Oceanics, Inc. (b)	30,662	383,888
Bristow Group, Inc. (b)	17,044	194,472
CARBO Ceramics, Inc. (b)	13,695	179,404
Era Group, Inc. (a)	14,630	137,522
Exterran Corp. (a)	14,849	190,810
Fairmount Santrol Holdings, Inc. (a) (b)	38,015	293,096
Forum Energy Technologies, Inc. (a)	29,182	505,140
Geospace Technologies Corp. (a)	8,328	136,329
Helix Energy Solutions Group, Inc. (a)	45,582	308,134
Hornbeck Offshore Services, Inc. (a) (b)	18,165	151,496
Matrix Service Co. (a)	14,196	234,092
McDermott International, Inc. (a)	116,414	575,085
Natural Gas Services Group, Inc. (a)	6,643	152,125
Newpark Resources, Inc. (a) (b)	44,365	256,873
Oil States International, Inc. (a)	24,545	807,040
Parker Drilling Co. (a)	59,681	136,669
PHI, Inc. (a)	6,426	114,897
Pioneer Energy Services Corp. (a)	42,051	193,435
SEACOR Holdings, Inc. (a)	8,648	501,152
Seadrill, Ltd. (a) (b)	188,659	611,255
Tesco Corp. (b)	19,926	133,305
TETRA Technologies, Inc. (a)	41,173	262,272
Tidewater, Inc. (b)	22,085	97,395
U.S. Silica Holdings, Inc.	30,347	1,046,061
Unit Corp. (a) (b)	24,655	383,632

		8,313,348

Food & Staples Retailing—0.6%
Andersons, Inc. (The)	13,251	470,941
Chefs’ Warehouse, Inc. (The) (a) (b)	8,577	137,232
Ingles Markets, Inc. - Class A (b)	6,173	230,253
Performance Food Group Co. (a) (b)	18,393	494,956
Pricesmart, Inc.	9,802	917,173
Smart & Final Stores, Inc. (a)	12,072	179,752
SpartanNash Co.	16,917	517,322
SUPERVALU, Inc. (a)	122,481	578,110
United Natural Foods, Inc. (a)	23,843	1,115,852
Village Super Market, Inc. - Class A	3,674	106,142
Weis Markets, Inc.	4,490	226,969

		4,974,702

Food Products—1.4%
Amplify Snack Brands, Inc. (a) (b)	14,688	216,648
B&G Foods, Inc. (b)	29,999	1,445,952
Cal-Maine Foods, Inc. (b)	14,936	661,964
Calavo Growers, Inc.	7,353	492,651
Darling Ingredients, Inc. (a)	78,508	1,169,769
Dean Foods Co. (b)	44,397	803,142
Farmer Bros Co. (a)	3,967	127,182
Fresh Del Monte Produce, Inc. (b)	15,644	851,503
Freshpet, Inc. (a) (b)	10,616	99,047
J&J Snack Foods Corp.	7,001	835,009
John B Sanfilippo & Son, Inc.	4,642	197,888
Lancaster Colony Corp.	9,036	1,153,084
Landec Corp. (a) (b)	14,010	150,748

Food Products—(Continued)
Limoneira Co.	6,121	107,852
Omega Protein Corp. (a)	11,349	226,866
Sanderson Farms, Inc.	10,394	900,536
Seaboard Corp. (a)	116	332,994
Seneca Foods Corp. - Class A (a)	4,612	167,001
Snyder’s-Lance, Inc.	39,103	1,325,201
Tootsie Roll Industries, Inc. (b)	9,390	361,797

		11,626,834

Gas Utilities—1.3%
Chesapeake Utilities Corp.	6,975	461,606
New Jersey Resources Corp.	41,016	1,581,167
Northwest Natural Gas Co.	13,257	859,319
ONE Gas, Inc. (b)	24,719	1,646,038
South Jersey Industries, Inc.	37,607	1,189,133
Southwest Gas Corp.	22,906	1,802,931
Spire, Inc.	21,579	1,528,656
WGL Holdings, Inc. (b)	24,423	1,728,904

		10,797,754

Health Care Equipment & Supplies—3.2%
Abaxis, Inc. (b)	11,146	526,426
Accuray, Inc. (a)	37,218	193,161
Analogic Corp.	6,383	507,066
AngioDynamics, Inc. (a)	13,423	192,889
Anika Therapeutics, Inc. (a)	7,087	380,218
AtriCure, Inc. (a) (b)	16,270	229,895
Atrion Corp.	822	351,701
Cantel Medical Corp.	16,951	1,165,042
Cardiovascular Systems, Inc. (a) (b)	14,951	274,725
Cerus Corp. (a) (b)	45,274	282,510
ConforMIS, Inc. (a)	19,621	137,739
CONMED Corp.	14,604	697,049
CryoLife, Inc.	17,220	203,368
Cynosure, Inc. - Class A (a)	11,463	557,618
Endologix, Inc. (a) (b)	44,063	549,025
Exactech, Inc. (a)	5,785	154,691
GenMark Diagnostics, Inc. (a) (b)	19,362	168,449
Glaukos Corp. (a)	8,646	252,117
Globus Medical, Inc. - Class A (a) (b)	34,489	821,873
Haemonetics Corp. (a)	26,476	767,539
Halyard Health, Inc. (a) (b)	23,074	750,366
HeartWare International, Inc. (a) (b)	8,570	494,917
ICU Medical, Inc. (a)	7,246	816,986
Inogen, Inc. (a) (b)	7,470	374,322
Insulet Corp. (a) (b)	27,643	835,924
Integer Holdings Corp. (a)	15,275	472,456
Integra LifeSciences Holdings Corp. (a) (b)	14,525	1,158,804
Invacare Corp. (b)	15,930	193,231
InVivo Therapeutics Holdings Corp. (a)	18,522	107,057
K2M Group Holdings, Inc. (a) (b)	13,487	209,318
LDR Holding Corp. (a) (b)	13,703	506,326
LeMaitre Vascular, Inc.	7,651	109,180
Masimo Corp. (a)	21,582	1,133,379
Meridian Bioscience, Inc. (b)	22,552	439,764
Merit Medical Systems, Inc. (a)	21,638	429,082

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Natus Medical, Inc. (a)	16,472	$622,642
Neogen Corp. (a)	17,828	1,002,825
Nevro Corp. (a)	11,810	871,106
Novocure, Ltd. (a)	25,960	302,953
NuVasive, Inc. (a) (b)	24,181	1,444,089
NxStage Medical, Inc. (a)	30,508	661,413
OraSure Technologies, Inc. (a)	29,491	174,292
Orthofix International NV (a)	9,598	406,955
Oxford Immunotec Global plc (a) (b)	12,537	112,833
Penumbra, Inc. (a)	12,555	747,022
Quidel Corp. (a) (b)	13,903	248,308
Rockwell Medical, Inc. (a) (b)	30,372	229,916
RTI Surgical, Inc. (a)	28,130	100,987
Spectranetics Corp. (The) (a) (b)	21,548	403,163
STAAR Surgical Co. (a) (b)	19,419	106,999
SurModics, Inc. (a)	9,244	217,049
Utah Medical Products, Inc. (b)	2,002	126,126
Vascular Solutions, Inc. (a)	10,428	434,430
Wright Medical Group NV (a) (b)	50,705	880,746
Zeltiq Aesthetics, Inc. (a) (b)	17,712	484,069

		26,022,136

Health Care Providers & Services—2.5%
AAC Holdings, Inc. (a) (b)	5,604	127,883
Aceto Corp.	15,842	346,781
Adeptus Health, Inc. - Class A (a) (b)	6,300	325,458
Air Methods Corp. (a) (b)	18,730	671,096
Almost Family, Inc. (a)	4,667	198,861
Amedisys, Inc. (a) (b)	13,972	705,307
American Renal Associates Holdings, Inc. (a)	6,702	194,157
AMN Healthcare Services, Inc. (a) (b)	23,983	958,601
BioScrip, Inc. (a) (b)	40,300	102,765
BioTelemetry, Inc. (a)	15,006	244,598
Capital Senior Living Corp. (a) (b)	14,260	251,974
Chemed Corp. (b)	8,550	1,165,450
Civitas Solutions, Inc. (a)	6,456	134,478
Community Health Systems, Inc. (a)	54,438	655,978
Corvel Corp. (a)	5,325	229,934
Cross Country Healthcare, Inc. (a)	16,495	229,610
Diplomat Pharmacy, Inc. (a) (b)	22,308	780,780
Ensign Group, Inc. (The)	24,374	512,098
ExamWorks Group, Inc. (a)	19,285	672,082
HealthEquity, Inc. (a) (b)	21,384	649,753
HealthSouth Corp.	44,584	1,730,751
Healthways, Inc. (a)	16,239	187,560
Kindred Healthcare, Inc. (b)	40,056	452,232
Landauer, Inc. (b)	5,165	212,591
LHC Group, Inc. (a)	6,847	296,338
Magellan Health, Inc. (a)	12,415	816,535
Molina Healthcare, Inc. (a) (b)	21,194	1,057,581
National Healthcare Corp.	5,246	339,626
Owens & Minor, Inc.	31,238	1,167,676
PharMerica Corp. (a)	16,508	407,087
Providence Service Corp. (The) (a)	6,975	313,038
Quorum Health Corp. (a)	15,756	168,747
RadNet, Inc. (a)	21,044	112,375

Health Care Providers & Services—(Continued)
Select Medical Holdings Corp. (a) (b)	52,961	575,686
Surgery Partners, Inc. (a)	12,495	223,661
Surgical Care Affiliates, Inc. (a) (b)	13,303	634,154
Team Health Holdings, Inc. (a) (b)	34,959	1,421,783
Teladoc, Inc. (a) (b)	11,307	181,138
Triple-S Management Corp. - Class B (a)	12,074	294,968
U.S. Physical Therapy, Inc.	6,011	361,922
Universal American Corp.	33,119	251,042

		20,364,135

Health Care Technology—0.6%
Castlight Health, Inc. - Class B (a)	23,113	91,528
Computer Programs & Systems, Inc. (b)	5,856	233,772
Cotiviti Holdings, Inc. (a)	9,671	204,348
Evolent Health, Inc. - Class A (a)	7,002	134,438
HealthStream, Inc. (a)	12,016	318,664
HMS Holdings Corp. (a)	44,959	791,728
Imprivata, Inc. (a) (b)	8,905	124,670
Medidata Solutions, Inc. (a) (b)	26,132	1,224,807
Omnicell, Inc. (a)	19,160	655,847
Press Ganey Holdings, Inc. (a)	11,111	437,218
Quality Systems, Inc. (b)	24,814	295,535
Vocera Communications, Inc. (a) (b)	11,244	144,485

		4,657,040

Hotels, Restaurants & Leisure—3.2%
Belmond, Ltd. - Class A (a)	45,218	447,658
Biglari Holdings, Inc. (a)	528	212,964
BJ’s Restaurants, Inc. (a)	11,541	505,842
Bloomin’ Brands, Inc.	57,635	1,029,937
Bob Evans Farms, Inc. (b)	8,975	340,601
Boyd Gaming Corp. (a) (b)	40,615	747,316
Buffalo Wild Wings, Inc. (a) (b)	8,962	1,245,270
Caesars Acquisition Co. - Class A (a)	23,146	259,698
Caesars Entertainment Corp. (a) (b)	25,824	198,587
Carrols Restaurant Group, Inc. (a)	17,458	207,750
Cheesecake Factory, Inc. (The) (b)	22,672	1,091,430
Churchill Downs, Inc.	6,613	835,619
Chuy’s Holdings, Inc. (a) (b)	8,272	286,294
ClubCorp Holdings, Inc. (b)	32,025	416,325
Cracker Barrel Old Country Store, Inc. (b)	9,084	1,557,633
Dave & Buster’s Entertainment, Inc. (a) (b)	18,558	868,329
Del Frisco’s Restaurant Group, Inc. (a)	12,052	172,585
Del Taco Restaurants, Inc. (a)	18,811	171,180
Denny’s Corp. (a)	39,857	427,666
Diamond Resorts International, Inc. (a) (b)	19,545	585,568
DineEquity, Inc.	8,597	728,854
El Pollo Loco Holdings, Inc. (a) (b)	10,816	140,608
Eldorado Resorts, Inc. (a)	14,157	215,116
Fiesta Restaurant Group, Inc. (a) (b)	13,371	291,622
Habit Restaurants, Inc. (The) - Class A (a)	5,649	92,531
International Speedway Corp. - Class A	12,935	432,676
Interval Leisure Group, Inc.	53,999	858,584
Intrawest Resorts Holdings, Inc. (a)	8,831	114,626
Isle of Capri Casinos, Inc. (a)	12,013	220,078
Jack in the Box, Inc. (b)	16,395	1,408,658

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Krispy Kreme Doughnuts, Inc. (a) (b)	28,974	$607,295
La Quinta Holdings, Inc. (a) (b)	43,635	497,439
Marcus Corp. (The)	9,550	201,505
Marriott Vacations Worldwide Corp. (b)	10,700	732,843
Monarch Casino & Resort, Inc. (a)	5,265	115,672
Papa John’s International, Inc. (b)	13,488	917,184
Penn National Gaming, Inc. (a) (b)	39,538	551,555
Pinnacle Entertainment, Inc. (a)	28,622	317,132
Planet Fitness, Inc. - Class A (a) (b)	6,759	127,610
Popeyes Louisiana Kitchen, Inc. (a)	11,051	603,827
Potbelly Corp. (a)	12,520	157,001
Red Robin Gourmet Burgers, Inc. (a) (b)	7,619	361,369
Red Rock Resorts, Inc. - Class A (a)	17,592	386,672
Ruby Tuesday, Inc. (a)	30,240	109,166
Ruth’s Hospitality Group, Inc.	17,912	285,696
Scientific Games Corp. - Class A (a) (b)	23,377	214,835
SeaWorld Entertainment, Inc. (b)	32,101	460,007
Shake Shack, Inc. - Class A (a) (b)	7,924	288,671
Sonic Corp.	24,157	653,447
Speedway Motorsports, Inc.	7,078	125,634
Texas Roadhouse, Inc. (b)	33,097	1,509,223
Wingstop, Inc. (a)	8,064	219,744
Zoe’s Kitchen, Inc. (a)	9,191	333,358

		25,888,490

Household Durables—1.3%
Bassett Furniture Industries, Inc.	5,374	128,654
Beazer Homes USA, Inc. (a) (b)	13,700	106,175
Cavco Industries, Inc. (a)	4,452	417,152
Century Communities, Inc. (a)	7,561	131,108
CSS Industries, Inc.	4,201	112,629
Ethan Allen Interiors, Inc. (b)	12,159	401,733
Flexsteel Industries, Inc.	3,005	119,058
GoPro, Inc. - Class A (a) (b)	49,877	539,170
Helen of Troy, Ltd. (a)	13,453	1,383,507
Hooker Furniture Corp.	5,444	116,992
Hovnanian Enterprises, Inc. - Class A (a) (b)	60,910	102,329
Installed Building Products, Inc. (a) (b)	9,469	343,630
iRobot Corp. (a) (b)	14,746	517,290
KB Home	41,097	625,085
La-Z-Boy, Inc.	24,718	687,655
LGI Homes, Inc. (a) (b)	8,210	262,227
Libbey, Inc.	10,247	162,825
Lifetime Brands, Inc.	6,107	89,101
M/I Homes, Inc. (a) (b)	12,868	242,304
MDC Holdings, Inc. (b)	19,869	483,611
Meritage Homes Corp. (a)	20,456	767,918
NACCO Industries, Inc. - Class A	2,176	121,856
Taylor Morrison Home Corp. - Class A (a) (b)	15,532	230,495
TopBuild Corp. (a)	18,904	684,325
TRI Pointe Group, Inc. (a)	76,582	905,199
Universal Electronics, Inc. (a)	7,461	539,281
WCI Communities, Inc. (a)	11,203	189,331
William Lyon Homes - Class A (a) (b)	12,315	198,518

		10,609,158

Household Products—0.3%
Central Garden and Pet Co. (a)	8,006	182,777
Central Garden and Pet Co. - Class A (a)	16,480	357,781
HRG Group, Inc. (a)	58,164	798,592
Orchids Paper Products Co. (b)	5,348	190,228
WD-40 Co.	6,750	792,787

		2,322,165

Independent Power and Renewable Electricity Producers—0.6%
Atlantic Power Corp.	57,898	143,587
Atlantica Yield plc (b)	28,653	532,373
Dynegy, Inc. (a) (b)	59,317	1,022,625
NRG Yield, Inc. - Class A (b)	16,087	244,844
NRG Yield, Inc. - Class C (b)	29,107	453,778
Ormat Technologies, Inc. (b)	18,869	825,708
Pattern Energy Group, Inc. (b)	26,388	606,132
Talen Energy Corp. (a)	38,673	524,019
TerraForm Global, Inc. - Class A (a)	51,489	167,854
TerraForm Power, Inc. - Class A (a) (b)	44,539	485,475

		5,006,395

Industrial Conglomerates—0.0%
Raven Industries, Inc. (b)	18,658	353,383

Insurance—2.3%
Ambac Financial Group, Inc. (a)	22,444	369,428
American Equity Investment Life Holding Co. (b)	37,681	536,954
AMERISAFE, Inc.	9,298	569,224
Argo Group International Holdings, Ltd.	14,148	734,281
Baldwin & Lyons, Inc. - Class B	4,133	101,920
Citizens, Inc. (a) (b)	22,172	168,507
CNO Financial Group, Inc.	86,562	1,511,373
eHealth, Inc. (a)	8,864	124,273
EMC Insurance Group, Inc.	3,800	105,336
Employers Holdings, Inc.	14,789	429,177
Enstar Group, Ltd. (a)	5,573	902,770
FBL Financial Group, Inc. - Class A	4,790	290,609
Federated National Holding Co.	5,884	112,031
Fidelity & Guaranty Life (b)	4,816	111,635
Genworth Financial, Inc. - Class A (a)	246,697	636,478
Global Indemnity plc (a)	3,335	91,813
Greenlight Capital Re, Ltd. - Class A (a) (b)	13,998	282,200
HCI Group, Inc. (b)	5,671	154,705
Heritage Insurance Holdings, Inc.	11,792	141,150
Horace Mann Educators Corp.	18,978	641,267
Infinity Property & Casualty Corp.	5,597	451,454
James River Group Holdings, Ltd.	7,276	247,093
Kemper Corp.	20,321	629,545
Maiden Holdings, Ltd. (b)	29,535	361,508
MBIA, Inc. (a) (b)	65,336	446,245
National General Holdings Corp.	23,963	513,287
National Interstate Corp.	3,585	108,446
National Western Life Group, Inc. - Class A	1,054	205,815
Navigators Group, Inc. (The)	5,559	511,261
OneBeacon Insurance Group, Ltd. - Class A	11,496	158,645
Primerica, Inc. (b)	23,745	1,359,164
RLI Corp.	18,544	1,275,456

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Safety Insurance Group, Inc.	6,815	$419,668
Selective Insurance Group, Inc.	26,789	1,023,608
State Auto Financial Corp.	7,940	173,965
State National Cos., Inc.	15,205	160,109
Stewart Information Services Corp. (b)	11,286	467,353
Third Point Reinsurance, Ltd. (a) (b)	39,485	462,764
Trupanion, Inc. (a) (b)	8,141	107,868
United Fire Group, Inc.	11,823	501,650
United Insurance Holdings Corp. (b)	8,654	141,753
Universal Insurance Holdings, Inc. (b)	17,550	326,079
WMIH Corp. (a)	127,179	282,337

		18,350,204

Internet & Catalog Retail—0.6%
1-800-Flowers.com, Inc. - Class A (a)	13,330	120,237
Blue Nile, Inc.	6,605	180,845
Duluth Holdings, Inc. - Class B (a) (b)	4,134	101,118
Etsy, Inc. (a) (b)	51,942	498,124
FTD Cos., Inc. (a)	9,600	239,616
HSN, Inc. (b)	16,447	804,752
Lands’ End, Inc. (a) (b)	8,472	139,110
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	761,490
Nutrisystem, Inc.	14,262	361,684
Overstock.com, Inc. (a)	6,439	103,732
PetMed Express, Inc. (b)	11,281	211,631
Shutterfly, Inc. (a) (b)	17,108	797,404
Wayfair, Inc. - Class A (a) (b)	15,513	605,007

		4,924,750

Internet Software & Services—2.5%
2U, Inc. (a) (b)	18,127	533,115
Actua Corp. (a)	20,148	181,936
Alarm.com Holdings, Inc. (a) (b)	5,307	136,018
Angie’s List, Inc. (a)	21,237	138,253
Apigee Corp. (a)	8,074	98,664
Bankrate, Inc. (a)	31,827	238,066
Bazaarvoice, Inc. (a)	41,849	167,815
Benefitfocus, Inc. (a) (b)	6,419	244,692
Blucora, Inc. (a)	20,338	210,702
Box, Inc. - Class A (a)	24,267	250,921
Brightcove, Inc. (a)	16,995	149,556
ChannelAdvisor Corp. (a) (b)	10,403	150,740
Cimpress NV (a)	12,234	1,131,400
comScore, Inc. (a) (b)	23,234	554,828
Cornerstone OnDemand, Inc. (a)	24,008	913,745
Cvent, Inc. (a)	14,769	527,549
Demandware, Inc. (a)	18,297	1,370,445
DHI Group, Inc. (a)	21,586	134,481
EarthLink Holdings Corp.	48,787	312,237
Endurance International Group Holdings, Inc. (a)	27,384	246,182
Envestnet, Inc. (a) (b)	20,207	673,095
Everyday Health, Inc. (a)	14,700	115,836
Five9, Inc. (a)	16,631	197,909
Gogo, Inc. (a) (b)	27,419	230,045
GrubHub, Inc. (a) (b)	39,224	1,218,690
GTT Communications, Inc. (a) (b)	11,597	214,313

Internet Software & Services—(Continued)
Hortonworks, Inc. (a)	20,178	215,703
inContact, Inc. (a) (b)	27,382	379,241
Instructure, Inc. (a) (b)	5,753	109,307
IntraLinks Holdings, Inc. (a)	20,583	133,790
j2 Global, Inc.	22,619	1,428,842
Liquidity Services, Inc. (a)	13,611	106,710
LivePerson, Inc. (a) (b)	29,330	185,952
LogMeIn, Inc. (a)	12,270	778,286
Marketo, Inc. (a) (b)	20,272	705,871
MeetMe, Inc. (a)	21,638	115,331
MINDBODY, Inc. - Class A (a)	7,507	121,163
Monster Worldwide, Inc. (a)	43,593	104,187
New Relic, Inc. (a)	10,856	318,949
NIC, Inc.	33,080	725,775
Q2 Holdings, Inc. (a) (b)	12,619	353,584
Quotient Technology, Inc. (a) (b)	29,125	390,566
Reis, Inc.	4,338	108,016
RetailMeNot, Inc. (a)	18,130	139,782
SciQuest, Inc. (a)	15,491	273,571
Shutterstock, Inc. (a) (b)	9,230	422,734
SPS Commerce, Inc. (a)	7,550	457,530
Stamps.com, Inc. (a) (b)	7,949	694,902
TrueCar, Inc. (a) (b)	23,179	181,955
Web.com Group, Inc. (a)	20,520	373,054
WebMD Health Corp. (a) (b)	17,955	1,043,365
Xactly Corp. (a)	11,677	149,582
XO Group, Inc. (a)	11,305	197,046

		20,556,027

IT Services—2.1%
Acxiom Corp. (a)	37,591	826,626
Blackhawk Network Holdings, Inc. (a)	27,022	904,967
CACI International, Inc. - Class A (a) (d)	12,041	1,088,627
Cardtronics, Inc. (a)	22,064	878,368
Cass Information Systems, Inc. (b)	5,928	306,478
Convergys Corp. (b)	46,697	1,167,425
CSG Systems International, Inc. (b)	15,258	615,050
EPAM Systems, Inc. (a) (b)	23,687	1,523,311
EVERTEC, Inc. (b)	30,384	472,167
ExlService Holdings, Inc. (a)	15,842	830,279
Forrester Research, Inc.	5,782	213,124
Hackett Group, Inc. (The)	13,330	184,887
Lionbridge Technologies, Inc. (a)	31,361	123,876
ManTech International Corp. - Class A	12,440	470,481
MAXIMUS, Inc. (b)	31,383	1,737,677
MoneyGram International, Inc. (a)	14,692	100,640
NeuStar, Inc. - Class A (a) (b)	26,451	621,863
Perficient, Inc. (a)	17,369	352,764
Planet Payment, Inc. (a)	23,400	105,066
Science Applications International Corp.	21,353	1,245,947
ServiceSource International, Inc. (a) (b)	29,419	118,558
Sykes Enterprises, Inc. (a)	18,634	539,641
Syntel, Inc. (a) (b)	14,931	675,777
TeleTech Holdings, Inc.	7,377	200,138
Travelport Worldwide, Ltd.	56,729	731,237
Unisys Corp. (a) (b)	26,228	190,940

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Virtusa Corp. (a)	15,311	$442,182

		16,668,096

Leisure Products—0.3%
Arctic Cat, Inc. (b)	6,845	116,365
Callaway Golf Co.	46,706	476,868
Malibu Boats, Inc. - Class A (a)	8,768	105,917
Nautilus, Inc. (a)	16,328	291,292
Smith & Wesson Holding Corp. (a) (b)	25,637	696,814
Sturm Ruger & Co., Inc.	8,538	546,517

		2,233,773

Life Sciences Tools & Services—0.7%
Accelerate Diagnostics, Inc. (a) (b)	11,348	163,298
Albany Molecular Research, Inc. (a)	12,484	167,785
Cambrex Corp. (a)	15,180	785,261
Enzo Biochem, Inc. (a)	21,985	131,251
Fluidigm Corp. (a) (b)	13,200	119,196
INC Research Holdings, Inc. - Class A (a) (b)	20,394	777,623
Luminex Corp. (a)	23,255	470,449
NanoString Technologies, Inc. (a) (b)	7,907	99,628
NeoGenomics, Inc. (a) (b)	26,497	213,036
Pacific Biosciences of California, Inc. (a) (b)	34,410	242,074
PAREXEL International Corp. (a)	26,785	1,684,241
PRA Health Sciences, Inc. (a)	12,050	503,208

		5,357,050

Machinery—3.2%
Actuant Corp. - Class A	28,401	642,147
Alamo Group, Inc.	4,629	305,375
Albany International Corp. - Class A	14,147	564,890
Altra Industrial Motion Corp.	13,385	361,127
American Railcar Industries, Inc.	4,708	185,825
Astec Industries, Inc.	9,004	505,575
Barnes Group, Inc.	25,967	860,027
Briggs & Stratton Corp. (b)	21,617	457,848
Chart Industries, Inc. (a)	15,307	369,358
CIRCOR International, Inc.	8,835	503,507
CLARCOR, Inc.	23,160	1,408,823
Columbus McKinnon Corp.	10,074	142,547
Douglas Dynamics, Inc.	9,877	254,135
Energy Recovery, Inc. (a)	17,996	159,984
EnPro Industries, Inc.	11,493	510,174
ESCO Technologies, Inc.	12,540	500,848
Federal Signal Corp.	29,548	380,578
Franklin Electric Co., Inc.	23,378	772,643
Global Brass & Copper Holdings, Inc.	11,099	302,892
Gorman-Rupp Co. (The)	10,331	283,173
Greenbrier Cos., Inc. (The) (b)	14,368	418,540
Harsco Corp.	37,700	250,328
Hillenbrand, Inc.	29,866	897,175
Hurco Cos., Inc.	3,501	97,433
Hyster-Yale Materials Handling, Inc.	4,976	296,022
John Bean Technologies Corp.	13,616	833,571
Joy Global, Inc.	48,075	1,016,305

Machinery—(Continued)
Kadant, Inc.	5,766	297,007
Kennametal, Inc.	38,584	853,092
Lindsay Corp. (b)	5,740	389,516
Lydall, Inc. (a)	8,342	321,667
Manitowoc Co., Inc. (The)	63,397	345,514
Meritor, Inc. (a) (b)	43,321	311,911
Milacron Holdings Corp. (a)	6,533	94,794
Miller Industries, Inc.	5,680	116,951
Mueller Industries, Inc.	28,764	916,996
Mueller Water Products, Inc. - Class A	76,369	872,134
Navistar International Corp. (a) (b)	23,914	279,555
NN, Inc. (b)	12,696	177,617
Proto Labs, Inc. (a) (b)	12,094	696,131
RBC Bearings, Inc. (a)	10,876	788,510
Rexnord Corp. (a)	40,317	791,423
SPX Corp. (a)	20,781	308,598
SPX FLOW, Inc. (a)	17,419	454,113
Standex International Corp.	6,262	517,429
Sun Hydraulics Corp.	10,558	313,467
Tennant Co.	8,929	481,005
Titan International, Inc.	22,706	140,777
TriMas Corp. (a)	22,514	405,252
Wabash National Corp. (a) (b)	32,109	407,784
Watts Water Technologies, Inc. - Class A	13,118	764,255
Woodward, Inc.	25,737	1,483,481

		25,809,829

Marine—0.1%
Costamare, Inc.	13,958	107,058
Matson, Inc.	20,127	649,901

		756,959

Media—1.8%
AMC Entertainment Holdings, Inc. - Class A	9,526	263,013
Carmike Cinemas, Inc. (a)	12,031	362,374
Daily Journal Corp. (a) (b)	598	141,720
DreamWorks Animation SKG, Inc. - Class A (a)	37,694	1,540,554
Entercom Communications Corp. - Class A	14,538	197,281
Entravision Communications Corp. - Class A	29,645	199,214
Eros International plc (a) (b)	13,360	217,367
EW Scripps Co. (The) - Class A (a) (b)	29,695	470,369
Gannett Co., Inc.	57,579	795,166
Global Eagle Entertainment, Inc. (a) (b)	28,412	188,656
Gray Television, Inc. (a)	30,714	333,247
IMAX Corp. (a) (b)	28,090	828,093
Liberty Braves Group - Class C (a)	16,010	234,707
Liberty Media Group - Class A (a)	11,738	224,665
Liberty Media Group - Class C (a) (b)	22,971	435,760
Loral Space & Communications, Inc. (a) (b)	6,669	235,216
MDC Partners, Inc. - Class A	25,380	464,200
Media General, Inc. (a)	53,348	917,052
Meredith Corp. (b)	18,346	952,341
MSG Networks, Inc. - Class A (a)	29,478	452,192
National CineMedia, Inc.	31,052	480,685
New Media Investment Group, Inc. (b)	22,310	403,142
New York Times Co. (The) - Class A	65,251	789,537

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Nexstar Broadcasting Group, Inc. - Class A (b)	14,830	$705,611
Reading International, Inc. - Class A (a)	8,504	106,215
Scholastic Corp.	14,176	561,511
Sinclair Broadcast Group, Inc. - Class A (b)	30,881	922,107
Time, Inc.	50,189	826,111
tronc, Inc.	14,706	202,943
World Wrestling Entertainment, Inc. - Class A (b)	18,113	333,460

		14,784,509

Metals & Mining—1.1%
AK Steel Holding Corp. (a) (b)	114,252	532,414
Allegheny Technologies, Inc. (b)	52,856	673,914
Carpenter Technology Corp. (b)	23,384	770,035
Century Aluminum Co. (a) (b)	24,781	156,864
Cliffs Natural Resources, Inc. (a) (b)	87,769	497,650
Coeur Mining, Inc. (a)	74,425	793,370
Commercial Metals Co. (b)	53,553	905,046
Ferroglobe plc	31,634	272,369
Haynes International, Inc. (b)	6,653	213,428
Hecla Mining Co. (b)	185,576	946,438
Kaiser Aluminum Corp.	8,616	778,973
Materion Corp.	9,498	235,170
Olympic Steel, Inc.	4,630	126,445
Real Industry, Inc. (a)	14,231	110,575
Schnitzer Steel Industries, Inc. - Class A (b)	13,529	238,110
Stillwater Mining Co. (a) (b)	56,563	670,837
SunCoke Energy, Inc.	35,308	205,493
TimkenSteel Corp.	18,629	179,211
Worthington Industries, Inc.	21,960	928,908

		9,235,250

Multi-Utilities—0.6%
Avista Corp.	30,657	1,373,434
Black Hills Corp.	24,978	1,574,613
NorthWestern Corp.	23,557	1,485,740
Unitil Corp.	7,429	316,995

		4,750,782

Multiline Retail—0.2%
Big Lots, Inc. (b)	24,327	1,219,026
Fred’s, Inc. - Class A (b)	16,936	272,839
Ollie’s Bargain Outlet Holdings, Inc. (a)	10,284	255,969
Tuesday Morning Corp. (a) (b)	21,822	153,190

		1,901,024

Oil, Gas & Consumable Fuels—1.9%
Alon USA Energy, Inc. (b)	18,417	119,342
Bill Barrett Corp. (a)	31,337	200,243
California Resources Corp. (b)	16,775	204,655
Callon Petroleum Co. (a)	58,934	661,829
Carrizo Oil & Gas, Inc. (a) (b)	28,057	1,005,844
Clean Energy Fuels Corp. (a) (b)	51,916	180,149
Cobalt International Energy, Inc. (a) (b)	207,968	278,677
Contango Oil & Gas Co. (a)	12,282	150,332
CVR Energy, Inc. (b)	8,864	137,392

Oil, Gas & Consumable Fuels—(Continued)
Delek U.S. Holdings, Inc.	28,305	373,909
Denbury Resources, Inc. (b)	174,216	625,435
DHT Holdings, Inc.	44,160	222,125
Eclipse Resources Corp. (a) (b)	28,528	95,284
EP Energy Corp. - Class A (a) (b)	22,078	114,364
EXCO Resources, Inc. (a)	83,769	108,900
Frontline, Ltd. (b)	32,746	257,711
GasLog, Ltd. (b)	20,748	269,309
Gener8 Maritime, Inc. (a)	20,667	132,269
Golar LNG, Ltd.	44,104	683,612
Green Plains, Inc. (b)	19,435	383,258
Matador Resources Co. (a) (b)	40,991	811,622
Nordic American Tankers, Ltd. (b)	41,561	577,282
Northern Oil and Gas, Inc. (a) (b)	32,713	151,134
Oasis Petroleum, Inc. (a) (b)	85,789	801,269
Overseas Shipholding Group, Inc. - Class A	23,363	256,759
Panhandle Oil and Gas, Inc. - Class A (b)	10,459	174,352
Par Pacific holdings, Inc. (a) (b)	14,816	227,277
PDC Energy, Inc. (a) (b)	22,630	1,303,714
Renewable Energy Group, Inc. (a) (b)	22,727	200,679
REX American Resources Corp. (a) (b)	2,989	178,832
Ring Energy, Inc. (a)	19,854	175,112
RSP Permian, Inc. (a) (b)	38,535	1,344,486
Sanchez Energy Corp. (a) (b)	30,771	217,243
Scorpio Tankers, Inc.	83,337	350,015
SemGroup Corp. - Class A (b)	21,399	696,752
Ship Finance International, Ltd. (b)	28,428	419,029
Synergy Resources Corp. (a) (b)	91,847	611,701
Teekay Corp. (b)	22,735	162,101
Teekay Tankers, Ltd. - Class A (b)	53,596	159,716
Western Refining, Inc.	34,157	704,659

		15,728,373

Paper & Forest Products—0.6%
Boise Cascade Co. (a)	18,411	422,532
Clearwater Paper Corp. (a)	9,289	607,222
Deltic Timber Corp. (b)	5,314	356,729
KapStone Paper and Packaging Corp.	39,372	512,230
Louisiana-Pacific Corp. (a)	69,948	1,213,598
Neenah Paper, Inc.	7,745	560,505
PH Glatfelter Co.	21,278	416,198
Schweitzer-Mauduit International, Inc.	14,898	525,601

		4,614,615

Personal Products—0.3%
Avon Products, Inc. (b)	215,512	814,636
Elizabeth Arden, Inc. (a)	13,967	192,186
Inter Parfums, Inc.	8,191	234,017
Lifevantage Corp. (a)	11,572	157,379
Medifast, Inc.	5,660	188,308
Natural Health Trends Corp. (b)	4,063	114,536
Nutraceutical International Corp. (a)	4,388	101,582
Revlon, Inc. - Class A (a)	6,172	198,615
USANA Health Sciences, Inc. (a) (b)	2,803	312,338

		2,313,597

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—1.9%
Aerie Pharmaceuticals, Inc. (a) (b)	12,540	$220,704
Amphastar Pharmaceuticals, Inc. (a) (b)	18,205	293,465
ANI Pharmaceuticals, Inc. (a) (b)	3,945	220,210
Aratana Therapeutics, Inc. (a) (b)	17,356	109,690
Catalent, Inc. (a)	48,749	1,120,740
Cempra, Inc. (a) (b)	20,861	343,998
Collegium Pharmaceutical, Inc. (a)	7,761	91,968
Corcept Therapeutics, Inc. (a) (b)	39,100	213,486
Depomed, Inc. (a) (b)	31,379	615,656
Dermira, Inc. (a) (b)	10,682	312,449
Heska Corp. (a)	3,277	121,806
Horizon Pharma plc (a)	78,756	1,297,111
Impax Laboratories, Inc. (a)	35,866	1,033,658
Innoviva, Inc.	40,393	425,338
Intersect ENT, Inc. (a) (b)	11,434	147,842
Intra-Cellular Therapies, Inc. (a) (b)	16,993	659,668
Lannett Co., Inc. (a) (b)	12,710	302,371
Medicines Co. (The) (a) (b)	32,038	1,077,438
Nektar Therapeutics (a) (b)	62,084	883,455
Omeros Corp. (a) (b)	18,771	197,471
Pacira Pharmaceuticals, Inc. (a) (b)	17,459	588,892
Paratek Pharmaceuticals, Inc. (a) (b)	7,167	99,693
Phibro Animal Health Corp. - Class A (b)	9,993	186,469
Prestige Brands Holdings, Inc. (a)	25,686	1,423,004
Relypsa, Inc. (a) (b)	17,803	329,355
Revance Therapeutics, Inc. (a) (b)	8,949	121,706
Sagent Pharmaceuticals, Inc. (a)	11,006	164,870
Sciclone Pharmaceuticals, Inc. (a)	27,839	363,577
Sucampo Pharmaceuticals, Inc. - Class A (a)	12,005	131,695
Supernus Pharmaceuticals, Inc. (a) (b)	23,502	478,736
Teligent, Inc. (a)	28,000	199,920
TherapeuticsMD, Inc. (a) (b)	70,014	595,119
Theravance Biopharma, Inc. (a) (b)	16,997	385,662
XenoPort, Inc. (a) (b)	30,042	211,496
Zogenix, Inc. (a)	12,033	96,866

		15,065,584

Professional Services—1.3%
Acacia Research Corp. (b)	26,966	118,650
Advisory Board Co. (The) (a)	20,097	711,233
Barrett Business Services, Inc.	3,858	159,413
CBIZ, Inc. (a)	24,387	253,869
CEB, Inc.	15,566	960,111
CRA International, Inc. (a)	4,868	122,771
Exponent, Inc. (b)	12,398	724,167
FTI Consulting, Inc. (a)	19,255	783,293
GP Strategies Corp. (a)	5,793	125,650
Heidrick & Struggles International, Inc.	9,634	162,622
Huron Consulting Group, Inc. (a)	10,356	625,709
ICF International, Inc. (a)	10,002	409,082
Insperity, Inc.	7,461	576,213
Kelly Services, Inc. - Class A	14,944	283,488
Kforce, Inc.	12,692	214,368
Korn/Ferry International	28,161	582,933
Mistras Group, Inc. (a)	8,222	196,259
Navigant Consulting, Inc. (a)	21,686	350,229

Professional Services—(Continued)
On Assignment, Inc. (a)	24,181	893,488
Resources Connection, Inc.	17,930	265,005
RPX Corp. (a)	26,264	240,841
TriNet Group, Inc. (a)	19,326	401,788
TrueBlue, Inc. (a)	19,573	370,321
WageWorks, Inc. (a)	17,251	1,031,782

		10,563,285

Real Estate Investment Trusts—9.2%
Acadia Realty Trust (b)	34,195	1,214,606
AG Mortgage Investment Trust, Inc.	14,345	207,142
Agree Realty Corp.	11,290	544,630
Alexander’s, Inc. (b)	1,029	421,098
Altisource Residential Corp. (b)	26,537	243,875
American Assets Trust, Inc.	19,187	814,296
American Capital Mortgage Investment Corp.	23,775	375,407
Anworth Mortgage Asset Corp.	49,995	234,977
Apollo Commercial Real Estate Finance, Inc. (b)	28,760	462,173
Apollo Residential Mortgage, Inc.	16,439	220,283
Ares Commercial Real Estate Corp.	11,438	140,573
Armada Hoffler Properties, Inc.	19,662	270,156
ARMOUR Residential REIT, Inc. (b)	16,682	333,640
Ashford Hospitality Prime, Inc. (b)	14,521	205,327
Ashford Hospitality Trust, Inc.	39,201	210,509
Bluerock Residential Growth REIT, Inc. (b)	9,427	122,551
Capstead Mortgage Corp. (b)	44,863	435,171
CareTrust REIT, Inc.	27,942	385,041
CatchMark Timber Trust, Inc. - Class A (b)	19,002	232,204
CBL & Associates Properties, Inc.	82,772	770,607
Cedar Realty Trust, Inc.	37,954	281,998
Chatham Lodging Trust	18,798	413,180
Chesapeake Lodging Trust	28,075	652,744
City Office REIT, Inc.	10,122	131,384
Colony Capital, Inc. - Class A (b)	57,752	886,493
Colony Starwood Homes (b)	31,797	967,265
Community Healthcare Trust, Inc.	6,730	142,272
CorEnergy Infrastructure Trust, Inc. (b)	5,980	172,523
CoreSite Realty Corp. (b)	16,325	1,447,864
Cousins Properties, Inc. (b)	107,365	1,116,596
CYS Investments, Inc.	74,681	625,080
DiamondRock Hospitality Co. (b)	101,168	913,547
DuPont Fabros Technology, Inc.	36,270	1,724,276
Dynex Capital, Inc. (b)	26,422	183,369
Easterly Government Properties, Inc. (b)	12,206	240,824
EastGroup Properties, Inc. (b)	15,137	1,043,242
Education Realty Trust, Inc.	32,364	1,493,275
FelCor Lodging Trust, Inc. (b)	66,829	416,345
First Industrial Realty Trust, Inc. (b)	56,517	1,572,303
First Potomac Realty Trust	27,829	256,027
Four Corners Property Trust, Inc. (b)	29,818	613,953
Franklin Street Properties Corp.	48,177	591,132
Geo Group, Inc. (The)	35,110	1,200,060
Getty Realty Corp.	13,449	288,481
Gladstone Commercial Corp. (b)	10,038	169,542
Global Net Lease, Inc. (b)	90,671	720,834
Government Properties Income Trust (b)	33,503	772,579

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Gramercy Property Trust	205,223	$1,892,156
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	20,919	451,850
Hatteras Financial Corp. (b)	45,676	749,086
Healthcare Realty Trust, Inc.	50,734	1,775,183
Hersha Hospitality Trust (b)	21,188	363,374
Hudson Pacific Properties, Inc.	39,585	1,155,090
Independence Realty Trust, Inc.	21,185	173,293
InfraREIT, Inc. (b)	19,986	350,554
Invesco Mortgage Capital, Inc.	55,256	756,455
Investors Real Estate Trust	56,725	367,011
iStar, Inc. (a) (b)	40,007	383,667
Kite Realty Group Trust	42,146	1,181,352
Ladder Capital Corp. (b)	20,669	252,162
LaSalle Hotel Properties (b)	53,022	1,250,259
Lexington Realty Trust	112,246	1,134,807
LTC Properties, Inc.	17,896	925,760
Mack-Cali Realty Corp. (b)	43,539	1,175,553
Medical Properties Trust, Inc. (b)	114,839	1,746,701
Monmouth Real Estate Investment Corp. - Class A	34,969	463,689
Monogram Residential Trust, Inc.	82,552	842,856
National Health Investors, Inc. (b)	17,654	1,325,639
National Storage Affiliates Trust (b)	10,849	225,876
New Residential Investment Corp. (b)	113,306	1,568,155
New Senior Investment Group, Inc. (b)	40,485	432,380
New York Mortgage Trust, Inc. (b)	51,471	313,973
New York REIT, Inc. (b)	81,130	750,452
NexPoint Residential Trust, Inc.	9,072	165,110
NorthStar Realty Europe Corp.	30,012	277,611
One Liberty Properties, Inc.	6,290	150,017
Orchid Island Capital, Inc. (b)	11,326	116,545
Parkway Properties, Inc.	38,318	641,060
Pebblebrook Hotel Trust (b)	33,791	887,014
Pennsylvania Real Estate Investment Trust	32,570	698,627
PennyMac Mortgage Investment Trust	35,722	579,768
Physicians Realty Trust	63,878	1,342,077
Potlatch Corp.	19,692	671,497
Preferred Apartment Communities, Inc. - Class A (b)	11,149	164,113
PS Business Parks, Inc.	9,635	1,022,081
QTS Realty Trust, Inc. - Class A	22,822	1,277,576
RAIT Financial Trust (b)	39,654	124,117
Ramco-Gershenson Properties Trust (b)	37,976	744,709
Redwood Trust, Inc.	39,826	549,997
Resource Capital Corp. (b)	16,059	206,519
Retail Opportunity Investments Corp. (b)	46,826	1,014,719
Rexford Industrial Realty, Inc.	31,246	658,978
RLJ Lodging Trust	58,062	1,245,430
Rouse Properties, Inc.	18,643	340,235
Ryman Hospitality Properties, Inc.	20,440	1,035,286
Sabra Health Care REIT, Inc.	33,240	685,907
Saul Centers, Inc.	4,228	260,910
Select Income REIT	31,114	808,653
Seritage Growth Properties - Class A (b)	13,408	668,255
Silver Bay Realty Trust Corp.	16,953	288,710
STAG Industrial, Inc.	33,732	803,159
Summit Hotel Properties, Inc.	40,984	542,628

Real Estate Investment Trusts—(Continued)
Sunstone Hotel Investors, Inc.	105,917	1,278,418
Terreno Realty Corp.	20,992	543,063
Tier REIT, Inc.	27,543	422,234
UMH Properties, Inc. (b)	11,462	128,948
United Development Funding IV (b) (c) (e)	14,302	45,766
Universal Health Realty Income Trust (b)	6,109	349,313
Urban Edge Properties (b)	43,765	1,306,823
Urstadt Biddle Properties, Inc. - Class A	13,207	327,269
Washington Real Estate Investment Trust	34,947	1,099,433
Western Asset Mortgage Capital Corp. (b)	20,929	196,523
Whitestone REIT (b)	16,717	252,092
WP Glimcher, Inc. (b)	90,826	1,016,343
Xenia Hotels & Resorts, Inc. (b)	53,296	894,307

		74,720,627

Real Estate Management & Development—0.5%
Alexander & Baldwin, Inc.	22,995	831,039
Altisource Portfolio Solutions S.A. (a) (b)	6,754	188,031
Consolidated-Tomoka Land Co. (b)	2,461	116,824
Forestar Group, Inc. (a) (b)	17,933	213,223
FRP Holdings, Inc. (a) (b)	3,389	116,920
HFF, Inc. - Class A	17,641	509,472
Kennedy-Wilson Holdings, Inc. (b)	43,109	817,347
Marcus & Millichap, Inc. (a)	6,463	164,225
RE/MAX Holdings, Inc. - Class A	8,877	357,388
RMR Group, Inc. (The) - Class A	3,481	107,807
St. Joe Co. (The) (a) (b)	25,487	451,630
Tejon Ranch Co. (a)	7,566	178,860

		4,052,766

Road & Rail—0.5%
ArcBest Corp.	12,815	208,244
Celadon Group, Inc.	13,029	106,447
Covenant Transportation Group, Inc. - Class A (a)	5,776	104,372
Heartland Express, Inc.	22,410	389,710
Knight Transportation, Inc. (b)	32,744	870,336
Marten Transport, Ltd.	11,626	230,195
Roadrunner Transportation Systems, Inc. (a)	13,855	103,358
Saia, Inc. (a)	11,835	297,532
Swift Transportation Co. (a) (b)	41,359	637,342
USA Truck, Inc. (a)	4,895	85,711
Werner Enterprises, Inc. (b)	22,043	506,328
YRC Worldwide, Inc. (a) (b)	14,785	130,108

		3,669,683

Semiconductors & Semiconductor Equipment—3.2%
Acacia Communications, Inc. (a) (b)	4,309	172,101
Advanced Energy Industries, Inc. (a)	19,555	742,308
Advanced Micro Devices, Inc. (a)	317,768	1,633,328
Alpha & Omega Semiconductor, Ltd. (a)	10,203	142,128
Ambarella, Inc. (a) (b)	15,830	804,322
Amkor Technology, Inc. (a)	56,069	322,397
Applied Micro Circuits Corp. (a) (b)	37,494	240,711
Axcelis Technologies, Inc. (a)	55,739	149,938
Brooks Automation, Inc.	32,611	365,895

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Cabot Microelectronics Corp.	11,541	$488,646
Cavium, Inc. (a) (b)	27,344	1,055,478
Ceva, Inc. (a)	9,018	245,019
Cirrus Logic, Inc. (a)	30,584	1,186,353
Cohu, Inc.	11,848	128,551
Diodes, Inc. (a)	18,315	344,139
DSP Group, Inc. (a)	11,248	119,341
Entegris, Inc. (a)	70,382	1,018,428
Exar Corp. (a) (b) (d)	20,123	161,990
Fairchild Semiconductor International, Inc. (a)	56,225	1,116,066
FormFactor, Inc. (a) (d)	31,704	285,015
Inphi Corp. (a)	19,424	622,151
Integrated Device Technology, Inc. (a)	64,575	1,299,895
Intersil Corp. - Class A	65,364	885,029
IXYS Corp.	13,771	141,153
Lattice Semiconductor Corp. (a) (b)	55,774	298,391
M/A-COM Technology Solutions Holdings, Inc. (a) (b)	10,997	362,681
MaxLinear, Inc. - Class A (a)	26,699	480,048
Microsemi Corp. (a)	55,165	1,802,792
MKS Instruments, Inc.	25,868	1,113,876
Monolithic Power Systems, Inc. (b)	18,931	1,293,366
Nanometrics, Inc. (a)	12,771	265,509
NeoPhotonics Corp. (a) (b)	14,422	137,442
NVE Corp. (b)	2,605	152,783
PDF Solutions, Inc. (a)	13,631	190,698
Photronics, Inc. (a)	30,362	270,525
Power Integrations, Inc.	13,771	689,514
Rambus, Inc. (a) (b)	56,543	683,039
Rudolph Technologies, Inc. (a) (b)	18,288	284,013
Semtech Corp. (a)	33,156	791,102
Sigma Designs, Inc. (a)	16,965	109,085
Silicon Laboratories, Inc. (a)	19,814	965,734
Synaptics, Inc. (a) (b)	17,366	933,423
Tessera Technologies, Inc. (b)	24,436	748,719
Ultra Clean Holdings, Inc. (a)	16,793	95,552
Ultratech, Inc. (a)	13,618	312,805
Veeco Instruments, Inc. (a) (b)	20,425	338,238
Xcerra Corp. (a)	26,473	152,220

		26,141,937

Software—4.0%
A10 Networks, Inc. (a) (b)	17,081	110,514
ACI Worldwide, Inc. (a)	58,316	1,137,745
American Software, Inc. - Class A (b)	12,761	133,735
Aspen Technology, Inc. (a) (b) (d)	41,625	1,674,990
AVG Technologies NV (a)	19,150	363,659
Barracuda Networks, Inc. (a)	11,138	168,629
Blackbaud, Inc.	22,367	1,518,719
Bottomline Technologies de, Inc. (a)	19,170	412,730
BroadSoft, Inc. (a) (b)	14,701	603,182
Callidus Software, Inc. (a)	28,634	572,107
CommVault Systems, Inc. (a)	18,850	814,132
Digimarc Corp. (a) (b)	3,943	126,018
Ebix, Inc. (b)	12,915	618,629
Ellie Mae, Inc. (a) (b)	14,041	1,286,858

Software—(Continued)
EPIQ Systems, Inc. (b)	15,846	231,352
Exa Corp. (a)	7,285	105,268
Fair Isaac Corp.	15,124	1,709,163
FleetMatics Group plc (a)	18,434	798,745
Gigamon, Inc. (a)	15,887	594,015
Globant S.A. (a) (b)	12,602	495,889
Glu Mobile, Inc. (a) (b)	56,662	124,656
HubSpot, Inc. (a)	14,089	611,744
Imperva, Inc. (a) (b)	14,007	602,441
Infoblox, Inc. (a) (b)	27,141	509,165
Interactive Intelligence Group, Inc. (a) (b)	7,901	323,862
Jive Software, Inc. (a) (b)	29,952	112,620
Mentor Graphics Corp.	52,058	1,106,753
MicroStrategy, Inc. - Class A (a)	4,589	803,167
Mitek Systems, Inc. (a)	15,344	109,096
Model N, Inc. (a) (b)	10,589	141,363
Monotype Imaging Holdings, Inc.	18,592	457,921
Paycom Software, Inc. (a) (b)	21,414	925,299
Paylocity Holding Corp. (a) (b)	10,675	461,160
Pegasystems, Inc.	16,572	446,615
Progress Software Corp. (a)	23,712	651,132
Proofpoint, Inc. (a) (b)	19,783	1,248,109
PROS Holdings, Inc. (a) (b)	10,832	188,802
QAD, Inc. - Class A	5,009	96,523
Qlik Technologies, Inc. (a)	45,552	1,347,428
Qualys, Inc. (a)	13,378	398,798
Rapid7, Inc. (a)	10,207	128,404
RealPage, Inc. (a) (b)	27,401	611,864
RingCentral, Inc. - Class A (a)	28,664	565,254
Rovi Corp. (a) (b)	41,187	644,165
Rubicon Project, Inc. (The) (a)	18,549	253,194
Sapiens International Corp. NV (b)	11,949	139,923
Silver Spring Networks, Inc. (a)	17,691	214,946
Synchronoss Technologies, Inc. (a) (b)	19,823	631,561
Take-Two Interactive Software, Inc. (a) (b)	39,881	1,512,288
Tangoe, Inc. (a) (b)	19,395	149,729
TiVo, Inc. (a)	45,871	454,123
TubeMogul, Inc. (a) (b)	8,244	98,104
Varonis Systems, Inc. (a)	5,014	120,436
VASCO Data Security International, Inc. (a)	15,031	246,358
Verint Systems, Inc. (a)	28,969	959,743
VirnetX Holding Corp. (a) (b)	24,130	96,520
Workiva, Inc. (a)	11,206	153,074
Xura, Inc. (a)	11,872	290,033
Zendesk, Inc. (a) (b)	39,450	1,040,691
Zix Corp. (a)	28,558	107,093

		32,560,236

Specialty Retail—2.6%
Aaron’s, Inc.	32,279	706,587
Abercrombie & Fitch Co. - Class A	32,535	579,448
America’s Car-Mart, Inc. (a) (b)	3,580	101,099
American Eagle Outfitters, Inc. (b)	80,529	1,282,827
Asbury Automotive Group, Inc. (a) (b)	10,689	563,738
Ascena Retail Group, Inc. (a) (b)	79,891	558,438
Barnes & Noble Education, Inc. (a)	20,589	208,978

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Barnes & Noble, Inc. (b)	31,637	$359,080
Buckle, Inc. (The) (b)	14,188	368,746
Build-A-Bear Workshop, Inc. (a)	7,101	95,295
Caleres, Inc.	20,189	488,776
Cato Corp. (The) - Class A	13,930	525,440
Chico’s FAS, Inc.	66,717	714,539
Children’s Place, Inc. (The) (b)	8,817	706,947
Citi Trends, Inc.	8,551	132,797
DSW, Inc. - Class A (b)	33,068	700,380
Express, Inc. (a)	37,753	547,796
Finish Line, Inc. (The) - Class A	20,123	406,283
Five Below, Inc. (a) (b)	25,874	1,200,812
Francesca’s Holdings Corp. (a)	22,196	245,266
Genesco, Inc. (a) (b)	10,535	677,506
GNC Holdings, Inc. - Class A (b)	33,443	812,331
Group 1 Automotive, Inc. (b)	10,876	536,839
Guess?, Inc. (b)	30,485	458,799
Haverty Furniture Cos., Inc.	10,391	187,350
Hibbett Sports, Inc. (a) (b)	10,209	355,171
Kirkland’s, Inc. (a)	9,307	136,627
Lithia Motors, Inc. - Class A (b)	11,630	826,544
Lumber Liquidators Holdings, Inc. (a)	13,856	213,660
MarineMax, Inc. (a)	12,696	215,451
Mattress Firm Holding Corp. (a) (b)	9,630	323,087
Monro Muffler Brake, Inc. (b)	15,070	957,849
Office Depot, Inc. (a)	270,619	895,749
Outerwall, Inc. (b)	8,102	340,284
Party City Holdco, Inc. (a) (b)	13,656	189,955
Pier 1 Imports, Inc. (b)	47,023	241,698
Rent-A-Center, Inc. (b)	29,515	362,444
Restoration Hardware Holdings, Inc. (a) (b)	19,129	548,620
Select Comfort Corp. (a) (b)	24,198	517,353
Shoe Carnival, Inc.	8,227	206,169
Sonic Automotive, Inc. - Class A (b)	14,688	251,312
Sportsman’s Warehouse Holdings, Inc. (a)	14,062	113,340
Stein Mart, Inc.	15,504	119,691
Tailored Brands, Inc.	22,434	284,014
Tile Shop Holdings, Inc. (a) (b)	14,624	290,725
Vitamin Shoppe, Inc. (a) (b)	12,621	385,824
Winmark Corp.	1,140	113,624
Zumiez, Inc. (a) (b)	10,452	149,568

		21,204,856

Technology Hardware, Storage & Peripherals—0.6%
3D Systems Corp. (a) (b)	52,340	716,534
Avid Technology, Inc. (a)	17,191	99,880
Cray, Inc. (a) (b)	19,290	577,157
Diebold, Inc. (b)	30,087	747,060
Eastman Kodak Co. (a)	9,487	152,551
Electronics for Imaging, Inc. (a) (b)	22,186	954,885
Immersion Corp. (a) (b)	15,004	110,129
Nimble Storage, Inc. (a) (b)	31,351	249,554
Pure Storage, Inc. - Class A (a) (b)	30,203	329,213
Silicon Graphics International Corp. (a) (b)	19,073	95,937
Stratasys, Ltd. (a)	23,667	541,738
Super Micro Computer, Inc. (a)	17,788	442,032

		5,016,670

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co. (b)	13,362	768,850
Crocs, Inc. (a) (b) (d)	36,244	408,832
Culp, Inc.	4,697	129,778
Deckers Outdoor Corp. (a) (b)	16,464	947,009
Fossil Group, Inc. (a) (b)	20,656	589,316
G-III Apparel Group, Ltd. (a) (b)	21,024	961,217
Iconix Brand Group, Inc. (a) (b)	23,416	158,292
Movado Group, Inc.	7,984	173,093
Oxford Industries, Inc.	7,657	433,539
Perry Ellis International, Inc. (a)	7,318	147,238
Sequential Brands Group, Inc. (a)	17,180	137,097
Steven Madden, Ltd. (a)	30,077	1,028,032
Tumi Holdings, Inc. (a)	26,950	720,643
Unifi, Inc. (a)	7,892	214,899
Vera Bradley, Inc. (a) (b)	10,263	145,427
Wolverine World Wide, Inc.	49,486	1,005,556

		7,968,818

Thrifts & Mortgage Finance—1.9%
Astoria Financial Corp.	45,250	693,682
Bank Mutual Corp.	22,673	174,129
BankFinancial Corp.	9,195	110,248
Beneficial Bancorp, Inc. (a)	38,821	493,803
BofI Holding, Inc. (a) (b)	28,164	498,784
BSB Bancorp, Inc. (a)	4,035	91,393
Capitol Federal Financial, Inc.	66,206	923,574
Clifton Bancorp, Inc. (b)	13,646	205,645
Dime Community Bancshares, Inc.	15,501	263,672
Essent Group, Ltd. (a)	36,651	799,358
EverBank Financial Corp.	50,515	750,653
Federal Agricultural Mortgage Corp. - Class C	5,480	190,814
First Defiance Financial Corp.	5,038	195,726
Flagstar Bancorp, Inc. (a)	9,133	222,937
Fox Chase Bancorp, Inc. (b)	5,775	117,464
HomeStreet, Inc. (a)	10,511	209,379
Kearny Financial Corp.	43,899	552,249
LendingTree, Inc. (a) (b)	2,772	244,851
Meridian Bancorp, Inc.	26,006	384,369
Meta Financial Group, Inc.	4,218	214,949
MGIC Investment Corp. (a) (b)	167,352	995,744
Nationstar Mortgage Holdings, Inc. (a) (b)	18,633	209,808
NMI Holdings, Inc. - Class A (a)	20,655	113,189
Northfield Bancorp, Inc.	25,455	377,498
Northwest Bancshares, Inc.	47,880	710,060
OceanFirst Financial Corp.	10,121	183,899
Oritani Financial Corp.	22,475	359,375
PennyMac Financial Services, Inc. - Class A (a)	7,528	94,025
PHH Corp. (a)	24,884	331,455
Provident Financial Services, Inc.	33,611	660,120
Radian Group, Inc. (b)	105,091	1,095,048
Territorial Bancorp, Inc.	4,282	113,345
TrustCo Bank Corp.	45,137	289,328
United Community Financial Corp.	24,319	147,860
United Financial Bancorp, Inc.	27,799	360,831
Walker & Dunlop, Inc. (a)	12,545	285,775
Washington Federal, Inc.	43,725	1,060,768

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
Waterstone Financial, Inc.	16,341	$250,508
WSFS Financial Corp.	14,223	457,838

		15,434,153

Tobacco—0.2%
Universal Corp. (b)	10,350	597,609
Vector Group, Ltd. (b)	42,779	959,105

		1,556,714

Trading Companies & Distributors—1.0%
Aircastle, Ltd. (b)	23,576	461,147
Applied Industrial Technologies, Inc.	17,771	802,183
Beacon Roofing Supply, Inc. (a)	28,993	1,318,312
BMC Stock Holdings, Inc. (a) (b)	26,965	480,516
DXP Enterprises, Inc. (a) (b)	6,978	104,182
GATX Corp.	19,980	878,521
H&E Equipment Services, Inc.	15,412	293,290
Kaman Corp. (b)	13,043	554,588
MRC Global, Inc. (a)	47,898	680,631
NOW, Inc. (a) (b)	52,731	956,540
Rush Enterprises, Inc. - Class A (a)	16,786	361,738
SiteOne Landscape Supply, Inc. (a)	7,677	260,941
TAL International Group, Inc.	16,976	227,648
Textainer Group Holdings, Ltd. (b)	10,746	119,710
Titan Machinery, Inc. (a)	9,593	106,962
Univar, Inc. (a) (b)	21,106	399,115
Veritiv Corp. (a) (b)	3,938	147,990

		8,154,014

Transportation Infrastructure—0.1%
Wesco Aircraft Holdings, Inc. (a) (b)	29,211	392,012

Water Utilities—0.4%
American States Water Co.	19,053	834,903
Artesian Resources Corp. - Class A (b)	3,766	127,743
California Water Service Group (b)	22,665	791,688
Connecticut Water Service, Inc.	4,871	273,750
Consolidated Water Co., Ltd.	7,253	94,724
Middlesex Water Co.	7,497	325,220
SJW Corp.	7,394	291,176
York Water Co. (The) (b)	6,695	214,508

		2,953,712

Wireless Telecommunication Services—0.2%
Boingo Wireless, Inc. (a) (b)	17,390	155,119
Shenandoah Telecommunications Co.	22,906	894,708
Spok Holdings, Inc.	11,723	224,671

		1,274,498

Total Common Stocks (Cost $646,176,781)		787,666,722

Mutual Fund—0.2%
Security Description	Shares/ Principal Amount*	Value

Investment Company Security—0.2%
iShares Russell 2000 Index Fund (b) (Cost $1,811,447)	16,100	1,851,017

Rights—0.0%

Machinery—0.0%
Gerber Scientific, Inc. (a) (b) (c)	14,024	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc., Expires 03/13/17 (a) (c) (e)	27,485	69,262

Total Rights (Cost $69,262)		69,262

Short-Term Investments—27.1%

Discount Notes—2.4%
Federal Home Loan Bank
0.232%, 07/21/16 (f)	725,000	724,903
0.295%, 08/03/16 (f)	3,300,000	3,299,092
0.316%, 07/14/16 (f)	275,000	274,967
0.318%, 08/19/16 (f)	400,000	399,826
0.350%, 08/05/16 (f)	12,125,000	12,120,815
0.437%, 10/12/16 (f)	1,125,000	1,123,600
0.457%, 08/17/16 (f)	1,650,000	1,649,009

		19,592,212

Mutual Fund—24.4%
State Street Navigator Securities Lending MET Portfolio (g)	198,383,682	198,383,682

U.S. Treasury—0.3%
U.S. Treasury Bills
0.241%, 09/29/16 (f)	1,925,000	1,923,845

Total Short-Term Investments (Cost $219,899,739)		219,899,739

Total Investments—124.3% (Cost $867,957,229) (h)		1,009,486,740
Other assets and liabilities (net)—(24.3)%		(197,179,165)

Net Assets—100.0%		$812,307,575

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $214,756,470 and the collateral received consisted of cash in the amount of $198,383,682 and non-cash collateral with a value of $20,954,795. The cash collateral is invested in a money market fund managed by an affiliate of

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Illiquid security. As of June 30, 2016, these securities represent 0.0% of net assets.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $2,530,614.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(h)	As of June 30, 2016, the aggregate cost of investments was $867,957,229. The aggregate unrealized appreciation and depreciation of investments were $208,408,597 and $(66,879,086), respectively, resulting in net unrealized appreciation of $141,529,511.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	09/16/16	197	USD	23,317,296	$(713,516)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,813,812	$—	$—	$11,813,812
Air Freight & Logistics	3,884,289	—	—	3,884,289
Airlines	3,224,108	—	—	3,224,108
Auto Components	8,489,953	—	—	8,489,953
Automobiles	280,930	—	—	280,930
Banks	76,053,798	—	—	76,053,798
Beverages	1,790,134	—	—	1,790,134
Biotechnology	35,766,526	—	—	35,766,526
Building Products	9,687,025	—	—	9,687,025
Capital Markets	9,859,075	—	—	9,859,075
Chemicals	19,190,169	—	—	19,190,169
Commercial Services & Supplies	18,867,022	—	—	18,867,022
Communications Equipment	12,967,750	—	—	12,967,750
Construction & Engineering	6,834,144	—	—	6,834,144

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Construction Materials	$1,683,494	$—	$—	$1,683,494
Consumer Finance	4,112,698	—	—	4,112,698
Containers & Packaging	1,230,681	—	—	1,230,681
Distributors	1,071,969	—	—	1,071,969
Diversified Consumer Services	7,640,642	—	—	7,640,642
Diversified Financial Services	905,082	—	—	905,082
Diversified Telecommunication Services	6,092,489	—	—	6,092,489
Electric Utilities	10,032,596	—	—	10,032,596
Electrical Equipment	5,145,755	—	—	5,145,755
Electronic Equipment, Instruments & Components	21,392,638	—	—	21,392,638
Energy Equipment & Services	8,313,348	—	—	8,313,348
Food & Staples Retailing	4,974,702	—	—	4,974,702
Food Products	11,626,834	—	—	11,626,834
Gas Utilities	10,797,754	—	—	10,797,754
Health Care Equipment & Supplies	26,022,136	—	—	26,022,136
Health Care Providers & Services	20,364,135	—	—	20,364,135
Health Care Technology	4,657,040	—	—	4,657,040
Hotels, Restaurants & Leisure	25,888,490	—	—	25,888,490
Household Durables	10,609,158	—	—	10,609,158
Household Products	2,322,165	—	—	2,322,165
Independent Power and Renewable Electricity Producers	5,006,395	—	—	5,006,395
Industrial Conglomerates	353,383	—	—	353,383
Insurance	18,350,204	—	—	18,350,204
Internet & Catalog Retail	4,924,750	—	—	4,924,750
Internet Software & Services	20,556,027	—	—	20,556,027
IT Services	16,668,096	—	—	16,668,096
Leisure Products	2,233,773	—	—	2,233,773
Life Sciences Tools & Services	5,357,050	—	—	5,357,050
Machinery	25,809,829	—	—	25,809,829
Marine	756,959	—	—	756,959
Media	14,784,509	—	—	14,784,509
Metals & Mining	9,235,250	—	—	9,235,250
Multi-Utilities	4,750,782	—	—	4,750,782
Multiline Retail	1,901,024	—	—	1,901,024
Oil, Gas & Consumable Fuels	15,728,373	—	—	15,728,373
Paper & Forest Products	4,614,615	—	—	4,614,615
Personal Products	2,313,597	—	—	2,313,597
Pharmaceuticals	15,065,584	—	—	15,065,584
Professional Services	10,563,285	—	—	10,563,285
Real Estate Investment Trusts	74,674,861	—	45,766	74,720,627
Real Estate Management & Development	4,052,766	—	—	4,052,766
Road & Rail	3,669,683	—	—	3,669,683
Semiconductors & Semiconductor Equipment	26,141,937	—	—	26,141,937
Software	32,560,236	—	—	32,560,236
Specialty Retail	21,204,856	—	—	21,204,856
Technology Hardware, Storage & Peripherals	5,016,670	—	—	5,016,670
Textiles, Apparel & Luxury Goods	7,968,818	—	—	7,968,818
Thrifts & Mortgage Finance	15,434,153	—	—	15,434,153
Tobacco	1,556,714	—	—	1,556,714
Trading Companies & Distributors	8,154,014	—	—	8,154,014
Transportation Infrastructure	392,012	—	—	392,012
Water Utilities	2,953,712	—	—	2,953,712
Wireless Telecommunication Services	1,274,498	—	—	1,274,498
Total Common Stocks	787,620,956	—	45,766	787,666,722
Total Mutual Fund*	1,851,017	—	—	1,851,017
Total Rights*	—	—	69,262	69,262

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Discount Notes	$—	$19,592,212	$—	$19,592,212
Mutual Fund	198,383,682	—	—	198,383,682
U.S. Treasury	—	1,923,845	—	1,923,845
Total Short-Term Investments	198,383,682	21,516,057	—	219,899,739
Total Investments	$987,855,655	$21,516,057	$115,028	$1,009,486,740

Collateral for Securities Loaned (Liability)	$—	$(198,383,682)	$—	$(198,383,682)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(713,516)	$—	$—	$(713,516)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Depreciation	Transfer Into Level 3	Balance as of June 30, 2016	Change in Unrealized Depreciation from Investments Still Held at June 30, 2016
Common Stock
Real Estate Investment Trusts	$—	$(111,556)	$157,322	$45,766	$(111,556)
Rights
Machinery	0	0	—	0	0
Wireless Telecommunication Services	69,262	0	—	69,262	0

Total	$69,262	$(111,556)	$157,322	$115,028	$(111,556)

Common Stock in the amount of $157,322 was transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,009,486,740
Cash	1,402,335
Receivable for:
Investments sold	976,719
Fund shares sold	104,329
Dividends	1,014,187
Variation margin on futures contracts	360,510
Prepaid expenses	5,246

Total Assets	1,013,350,066
Liabilities
Collateral for securities loaned	198,383,682
Payables for:
Investments purchased	955,092
Fund shares redeemed	1,103,221
Accrued Expenses:
Management fees	165,875
Distribution and service fees	79,185
Deferred trustees’ fees	77,020
Other expenses	278,416

Total Liabilities	201,042,491

Net Assets	$812,307,575

Net Assets Consist of:
Paid in surplus	$642,015,795
Undistributed net investment income	5,611,696
Accumulated net realized gain	23,864,089
Unrealized appreciation on investments and futures contracts	140,815,995

Net Assets	$812,307,575

Net Assets
Class A	$443,358,831
Class B	222,217,610
Class E	24,359,234
Class G	122,371,900
Capital Shares Outstanding*
Class A	26,006,531
Class B	13,319,659
Class E	1,436,406
Class G	7,357,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.05
Class B	16.68
Class E	16.96
Class G	16.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $867,957,229.
(b)	Includes securities loaned at value of $214,756,470.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$6,109,977
Interest	35,463
Securities lending income	1,148,705

Total investment income	7,294,145
Expenses
Management fees	989,440
Administration fees	10,149
Custodian and accounting fees	79,585
Distribution and service fees—Class B	264,948
Distribution and service fees—Class E	17,651
Distribution and service fees—Class G	184,136
Audit and tax services	20,489
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	86,633
Insurance	2,903
Miscellaneous	35,082

Total expenses	1,720,594
Less management fee waiver	(7,357)

Net expenses	1,713,237

Net Investment Income	5,580,908

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	29,503,962
Futures contracts	1,114,500

Net realized gain	30,618,462

Net change in unrealized appreciation (depreciation) on:
Investments	(17,598,221)
Futures contracts	(600,850)
Foreign currency transactions	5

Net change in unrealized depreciation	(18,199,066)

Net realized and unrealized gain	12,419,396

Net Increase in Net Assets from Operations	$18,000,304

(a)	Net of foreign withholding taxes of $2,367.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,580,908	$10,956,587
Net realized gain	30,618,462	45,329,061
Net change in unrealized depreciation	(18,199,066)	(92,804,307)

Increase (decrease) in net assets from operations	18,000,304	(36,518,659)

From Distributions to Shareholders
Net investment income
Class A	(6,199,626)	(5,846,773)
Class B	(2,602,492)	(2,312,441)
Class E	(306,015)	(293,363)
Class G	(1,328,503)	(1,394,445)
Net realized capital gains
Class A	(26,106,237)	(27,706,544)
Class B	(13,423,379)	(13,697,672)
Class E	(1,459,665)	(1,599,037)
Class G	(7,420,341)	(8,565,878)

Total distributions	(58,846,258)	(61,416,153)

Increase in net assets from capital share transactions	17,434,747	31,844,502

Total decrease in net assets	(23,411,207)	(66,090,310)

Net Assets
Beginning of period	835,718,782	901,809,092

End of period	$812,307,575	$835,718,782

Undistributed net investment income
End of period	$5,611,696	$10,467,424

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,229,463	$20,650,012	2,532,460	$48,694,241
Reinvestments	1,900,345	32,305,863	1,686,944	33,553,317
Redemptions	(2,643,346)	(46,083,670)	(2,981,074)	(58,210,387)

Net increase	486,462	$6,872,205	1,238,330	$24,037,171

Class B
Sales	576,606	$9,405,694	939,710	$17,661,440
Reinvestments	963,673	16,025,871	821,031	16,010,113
Redemptions	(762,577)	(12,879,705)	(1,402,642)	(27,143,102)

Net increase	777,702	$12,551,860	358,099	$6,528,451

Class E
Sales	76,553	$1,249,897	284,095	$5,510,582
Reinvestments	104,416	1,765,680	95,624	1,892,400
Redemptions	(142,110)	(2,393,138)	(418,044)	(8,188,505)

Net increase (decrease)	38,859	$622,439	(38,325)	$(785,523)

Class G
Sales	391,430	$6,410,978	1,613,232	$30,391,213
Reinvestments	527,675	8,748,844	512,626	9,960,323
Redemptions	(1,027,388)	(17,771,579)	(2,022,084)	(38,287,133)

Net increase (decrease)	(108,283)	$(2,611,757)	103,774	$2,064,403

Increase derived from capital shares transactions		$17,434,747		$31,844,502

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.98		$20.11	$19.83	$14.56	$12.66	$13.33

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.26	0.24	0.20	0.28	0.15
Net realized and unrealized gain (loss) on investments	0.28		(0.98)	0.71	5.33	1.78	(0.68)

Total from investment operations	0.41		(0.72)	0.95	5.53	2.06	(0.53)

Less Distributions
Distributions from net investment income	(0.26)		(0.25)	(0.23)	(0.26)	(0.16)	(0.14)
Distributions from net realized capital gains	(1.08)		(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.34)		(1.41)	(0.67)	(0.26)	(0.16)	(0.14)

Net Asset Value, End of Period	$17.05		$17.98	$20.11	$19.83	$14.56	$12.66

Total Return (%) (b)	2.27	(c)	(4.27)	5.04	38.55	16.35	(4.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	(d)	0.31	0.32	0.31	0.33	0.31
Net ratio of expenses to average net assets (%) (e)	0.31	(d)	0.31	0.31	0.31	0.33	0.31
Ratio of net investment income to average net assets (%)	1.53	(d)	1.35	1.26	1.18	2.01	1.12
Portfolio turnover rate (%)	17	(c)	27	24	25	26	25
Net assets, end of period (in millions)	$443.4		$459.0	$488.3	$485.5	$366.9	$350.3

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.60		$19.71	$19.45	$14.29	$12.43	$13.09

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.21	0.19	0.16	0.24	0.11
Net realized and unrealized gain (loss) on investments	0.26		(0.96)	0.69	5.23	1.75	(0.66)

Total from investment operations	0.37		(0.75)	0.88	5.39	1.99	(0.55)

Less Distributions
Distributions from net investment income	(0.21)		(0.20)	(0.18)	(0.23)	(0.13)	(0.11)
Distributions from net realized capital gains	(1.08)		(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.29)		(1.36)	(0.62)	(0.23)	(0.13)	(0.11)

Net Asset Value, End of Period	$16.68		$17.60	$19.71	$19.45	$14.29	$12.43

Total Return (%) (b)	2.11	(c)	(4.49)	4.78	38.18	16.05	(4.29)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.56	0.57	0.56	0.58	0.56
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.56	0.58	0.56
Ratio of net investment income to average net assets (%)	1.28	(d)	1.10	1.01	0.93	1.77	0.89
Portfolio turnover rate (%)	17	(c)	27	24	25	26	25
Net assets, end of period (in millions)	$222.2		$220.8	$240.2	$238.1	$185.7	$168.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.88		$20.00	$19.72	$14.48	$12.60	$13.26

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.23	0.21	0.17	0.25	0.13
Net realized and unrealized gain (loss) on investments	0.27		(0.98)	0.71	5.31	1.77	(0.67)

Total from investment operations	0.39		(0.75)	0.92	5.48	2.02	(0.54)

Less Distributions
Distributions from net investment income	(0.23)		(0.21)	(0.20)	(0.24)	(0.14)	(0.12)
Distributions from net realized capital gains	(1.08)		(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.31)		(1.37)	(0.64)	(0.24)	(0.14)	(0.12)

Net Asset Value, End of Period	$16.96		$17.88	$20.00	$19.72	$14.48	$12.60

Total Return (%) (b)	2.17	(c)	(4.39)	4.91	38.35	16.10	(4.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	(d)	0.46	0.47	0.46	0.48	0.46
Net ratio of expenses to average net assets (%) (e)	0.46	(d)	0.46	0.46	0.46	0.48	0.46
Ratio of net investment income to average net assets (%)	1.38	(d)	1.19	1.10	1.03	1.85	0.96
Portfolio turnover rate (%)	17	(c)	27	24	25	26	25
Net assets, end of period (in millions)	$24.4		$25.0	$28.7	$30.6	$25.7	$25.1

	Class G
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.54		$19.65	$19.40	$14.26	$12.41	$13.07

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.20	0.18	0.15	0.24	0.11
Net realized and unrealized gain (loss) on investments	0.26		(0.96)	0.69	5.22	1.73	(0.66)

Total from investment operations	0.36		(0.76)	0.87	5.37	1.97	(0.55)

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.18)	(0.23)	(0.12)	(0.11)
Distributions from net realized capital gains	(1.08)		(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.27)		(1.35)	(0.62)	(0.23)	(0.12)	(0.11)

Net Asset Value, End of Period	$16.63		$17.54	$19.65	$19.40	$14.26	$12.41

Total Return (%) (b)	2.08	(c)	(4.54)	4.73	38.12	15.94	(4.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.61	0.62	0.61	0.63	0.61
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.61	0.61	0.61	0.63	0.61
Ratio of net investment income to average net assets (%)	1.23	(d)	1.04	0.96	0.89	1.81	0.88
Portfolio turnover rate (%)	17	(c)	27	24	25	26	25
Net assets, end of period (in millions)	$122.4		$131.0	$144.7	$141.2	$88.7	$61.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), distribution redesignations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(197,092,809)	$—	$—	$—	$(197,092,809)
Mutual Funds	(1,290,873)	—	—	—	(1,290,873)
Rights	(0)	—	—	—	(0)
Total	$(198,383,682)	$—	$—	$—	$(198,383,682)
Total Borrowings	$(198,383,682)	$—	$—	$—	$(198,383,682)
Gross amount of recognized liabilities for securities lending transactions					$(198,383,682)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$713,516

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,114,500

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(600,850)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$130,059,557	$0	$159,654,276

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $989,440.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisor, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2016 were $143,596.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such

MSF-32

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$10,291,201	$9,295,424	$51,124,952	$19,762,455	$61,416,153	$29,057,879

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,861,613	$47,648,221	$152,703,564	$—	$211,213,398

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-33

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned -5.80%, -5.94%, and -5.91%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 1.36%.

MARKET ENVIRONMENT / CONDITIONS

Most major U.S. stock indexes rose in the first half of 2016, a period of significant global market volatility. World markets started the year with deep losses as oil prices collapsed to 13-year lows amid concerns about weakening Chinese and global economic growth. In fact, by mid-February, U.S. small-caps and some non-U.S. markets had fallen into a bear market, commonly defined as a drop of at least 20% from recent highs. However, equities and other risk assets rallied through late June, as the Bank of Japan and the European Central Bank unveiled new stimulus efforts. Also, the dollar weakened due to diminishing expectations for U.S. interest rate increases in 2016, and commodity prices rebounded sharply amid speculation about global production cuts and, to a lesser extent, supply disruptions in Nigeria and Canada. As the period ended, global markets fluctuated wildly in response to a referendum, in which U.K. citizens voted in favor of leaving the European Union—the so-called “Brexit.”

In the U.S., mid-cap shares outperformed their larger and smaller counterparts. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations.

In the large-cap universe, as measured by the S&P 500 Index, sector returns were mostly positive. The Utilities and Telecommunication Services sectors outperformed other sectors, aided by investors seeking attractive income versus low-yielding fixed income alternatives. Energy rallied with crude oil prices, while Consumer Staples produced solid gains. Financials fell, as the expected rise in U.S. interest rates, which could help banks make more profitable loans, failed to materialize. Turmoil in Europe’s banking sector also weighed on U.S. financials. On relative basis, the Health Care and Information Technology sectors lagged over the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index for the six-month period. Overall, stock selection and sector allocation both detracted from relative results.

Stock selection in Health Care was the largest detractor of relative returns, driven by holdings in Allergan and Valeant Pharmaceuticals. Shares of global specialty pharmaceutical company Allergan were pressured after the U.S. Treasury Department announced new regulations that led global pharmaceutical company Pfizer to abandon merger plans with Allergan. Despite the failure of this merger, we maintained a favorable outlook on Allergan, and believe it has the ability to deliver strong organic growth through sales of its newly branded and legacy products. Valeant Pharmaceuticals continued to be battered by controversies, which included accounting restatements, investigations by the Securities and Exchange Commission, and the return and subsequent ouster of the company’s CEO following an extended medical leave. The turmoil ultimately led to reputational damage for Valeant, weakness in its core business segments, and a material lowering of 2016 earnings estimates. The remaining shares of Valeant were eliminated from the Portfolio in March 2016.

A relative underweight to the Industrials sector detracted from relative performance, although to a lesser extent than stock selection. Shares of American Airlines declined after issuing disappointing guidance for passenger revenue per available seat mile, a key performance metric in the airline industry. U.S. airline stocks have also been pressured by the strength of the U.S. dollar, which makes tickets more expensive for foreign customers. The stock rebounded slightly toward the end of the quarter after reporting that passenger traffic rose in May, but it came under severe stress following the Brexit vote late in the quarter on concerns that global travel would be impacted.

On the positive side, stock selection in Materials was the largest contributor to relative returns for the period, offsetting an underweight allocation. Martin Marietta Materials was a top contributor in the sector and shares of the firm increased after the construction materials company reported quarterly earnings that significantly exceeded expectations. Despite an unsupportive macroeconomic backdrop, sales of aggregates increased due to volume growth and price improvement. We believe Martin Marietta Materials is poised for continued modest growth from increases in state-financed infrastructure projects and nonresidential construction in the U.S.

At period end, the Portfolio was underweight Industrials (versus an overweight on December 31, 2015). Meanwhile, the Portfolio’s exposure to Financials shifted from underweight to overweight. We

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

continued to maintain a relatively modest exposure to the sector and are focused on select, high-quality wireless infrastructure providers, which are structured as real estate investment trusts, and high-quality asset managers and financial exchanges that have solid balance sheets and unique company-specific growth opportunities.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	-5.80	-2.58	12.12	8.40
Class B	-5.94	-2.82	11.83	8.12
Class E	-5.91	-2.76	11.95	8.23
Russell 1000 Growth Index	1.36	3.02	12.34	8.78

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Amazon.com, Inc.	8.4
Facebook, Inc. - Class A	4.3
Priceline Group, Inc. (The)	4.0
Alphabet, Inc. - Class A	3.3
Microsoft Corp.	3.1
Alphabet, Inc. - Class C	2.9
Apple, Inc.	2.9
Danaher Corp.	2.7
Visa, Inc. - Class A	2.7
Bristol-Myers Squibb Co.	2.6

Top Sectors

% of Net Assets
Information Technology	32.8
Consumer Discretionary	25.9
Health Care	18.4
Industrials	8.6
Financials	7.4
Consumer Staples	3.7
Materials	1.1
Telecommunication Services	0.5

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.58%	$1,000.00	$942.00	$2.80
	Hypothetical*	0.58%	$1,000.00	$1,021.98	$2.92

Class B(a)	Actual	0.83%	$1,000.00	$940.60	$4.00
	Hypothetical*	0.83%	$1,000.00	$1,020.74	$4.17

Class E(a)	Actual	0.73%	$1,000.00	$940.90	$3.52
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Boeing Co. (The)	206,700	$26,844,129

Air Freight & Logistics—0.6%
FedEx Corp.	89,200	13,538,776

Airlines—1.8%
American Airlines Group, Inc. (a)	1,042,200	29,504,682
Delta Air Lines, Inc.	102,225	3,724,057
United Continental Holdings, Inc. (b)	148,912	6,111,348

		39,340,087

Auto Components—0.9%
BorgWarner, Inc. (a)	298,100	8,799,912
Delphi Automotive plc	184,300	11,537,180

		20,337,092

Automobiles—1.8%
Ferrari NV	246,820	10,102,343
Tesla Motors, Inc. (a) (b)	137,820	29,256,429

		39,358,772

Biotechnology—3.9%
Alexion Pharmaceuticals, Inc. (b)	181,667	21,211,439
Biogen, Inc. (b)	66,690	16,126,976
BioMarin Pharmaceutical, Inc. (b)	47,000	3,656,600
Celgene Corp. (b)	154,634	15,251,551
Gilead Sciences, Inc.	61,400	5,121,988
Incyte Corp. (b)	57,200	4,574,856
Vertex Pharmaceuticals, Inc. (b)	213,800	18,391,076

		84,334,486

Capital Markets—2.8%
BlackRock, Inc.	16,700	5,720,251
Morgan Stanley	1,102,700	28,648,146
State Street Corp.	217,800	11,743,776
TD Ameritrade Holding Corp. (a)	520,641	14,825,253

		60,937,426

Chemicals—0.7%
Ashland, Inc.	133,600	15,333,272

Communications Equipment—0.2%
Palo Alto Networks, Inc. (a) (b)	42,000	5,150,880

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	46,600	8,947,200

Diversified Financial Services—1.1%
Intercontinental Exchange, Inc.	96,308	24,650,996

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	59,300	9,312,472
Walgreens Boots Alliance, Inc.	313,100	26,071,837

		35,384,309

Food Products—0.7%
Mondelez International, Inc. - Class A	339,300	15,441,543

Health Care Equipment & Supplies—2.6%
Intuitive Surgical, Inc. (b)	54,700	36,179,127
Stryker Corp. (a)	174,900	20,958,267

		57,137,394

Health Care Providers & Services—6.6%
Aetna, Inc.	204,150	24,932,839
Anthem, Inc.	185,900	24,416,106
Cigna Corp.	128,700	16,472,313
Humana, Inc.	143,694	25,847,677
McKesson Corp.	110,700	20,662,155
UnitedHealth Group, Inc.	225,200	31,798,240

		144,129,330

Hotels, Restaurants & Leisure—4.2%
Hilton Worldwide Holdings, Inc. (a)	554,700	12,497,391
Las Vegas Sands Corp.	226,600	9,854,834
Marriott International, Inc. - Class A (a)	248,700	16,528,602
MGM Resorts International (b)	1,141,720	25,837,124
Royal Caribbean Cruises, Ltd. (a)	138,200	9,280,130
Starbucks Corp.	308,200	17,604,384

		91,602,465

Industrial Conglomerates—3.6%
Danaher Corp.	593,300	59,923,300
Roper Technologies, Inc.	104,340	17,796,230

		77,719,530

Internet & Catalog Retail—13.8%
Amazon.com, Inc. (b)	257,205	184,061,042
Ctrip.com International, Ltd. (ADR) (b)	81,800	3,370,160
Netflix, Inc. (a) (b)	280,800	25,687,584
Priceline Group, Inc. (The) (b)	70,440	87,938,001

		301,056,787

Internet Software & Services—12.9%
Alphabet, Inc. - Class A (b)	103,670	72,934,955
Alphabet, Inc. - Class C (b)	92,302	63,882,214
Dropbox, Inc. - Class A (b) (c) (d)	214,763	1,698,775
Facebook, Inc. - Class A (b)	818,900	93,583,892
Tencent Holdings, Ltd.	1,392,385	31,756,934
VeriSign, Inc. (a) (b)	218,900	18,926,094

		282,782,864

IT Services—6.5%
Fiserv, Inc. (b)	143,200	15,570,136
MasterCard, Inc. - Class A	590,200	51,973,012
PayPal Holdings, Inc. (b)	448,400	16,371,084
Visa, Inc. - Class A (a)	790,120	58,603,200

		142,517,432

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.4%
Illumina, Inc. (b)	58,800	$8,254,344

Machinery—0.9%
Flowserve Corp. (a)	103,481	4,674,237
Illinois Tool Works, Inc.	32,100	3,343,536
Wabtec Corp. (a)	155,777	10,940,219

		18,957,992

Media—0.2%
Walt Disney Co. (The)	40,846	3,995,556

Pharmaceuticals—4.9%
Allergan plc (b)	172,983	39,974,641
Bristol-Myers Squibb Co.	765,200	56,280,460
Zoetis, Inc.	231,600	10,991,736

		107,246,837

Professional Services—0.4%
IHS, Inc. - Class A (b)	66,800	7,722,748

Real Estate Investment Trusts—3.4%
American Tower Corp.	377,400	42,876,414
Crown Castle International Corp.	223,178	22,636,945
Equinix, Inc.	19,800	7,677,054

		73,190,413

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d)	7,199	270,999

Road & Rail—0.2%
Kansas City Southern	38,900	3,504,501

Semiconductors & Semiconductor Equipment—2.1%
ASML Holding NV (a)	186,800	18,532,428
NXP Semiconductors NV (b)	338,700	26,533,758

		45,066,186

Software—7.0%
Microsoft Corp.	1,315,800	67,329,486
Mobileye NV (a) (b)	549,400	25,349,316
NetSuite, Inc. (a) (b)	139,000	10,119,200
Salesforce.com, Inc. (b)	431,760	34,286,062
ServiceNow, Inc. (b)	248,300	16,487,120

		153,571,184

Specialty Retail—4.2%
AutoZone, Inc. (a) (b)	30,778	24,432,807
Lowe’s Cos., Inc.	369,600	29,261,232
Ross Stores, Inc.	286,500	16,241,685
Tractor Supply Co.	239,982	21,881,559

		91,817,283

Technology Hardware, Storage & Peripherals—2.9%
Apple, Inc.	660,440	63,138,064

Textiles, Apparel & Luxury Goods—0.8%
Hanesbrands, Inc.	722,800	18,163,964

Tobacco—1.4%
Philip Morris International, Inc.	296,500	30,159,980

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (a) (b)	272,700	11,799,729

Total Common Stocks (Cost $1,723,725,412)		2,123,404,550

Convertible Preferred Stocks—1.2%

Internet Software & Services—0.6%
Airbnb, Inc. - Series D (b) (c) (d)	97,047	8,786,635
Airbnb, Inc. - Series E (b) (c) (d)	9,760	883,671
Living Social, Inc. - Class F (b) (c) (d)	101,591	0
Xiaoju Kuaizhi, Inc. - Series A-17 (b) (c) (d)	91,053	3,480,692

		13,150,998

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (b) (c) (d)	64,744	2,437,223

Software—0.5%
Magic Leap, Inc. - Series C (b) (c) (d)	124,428	2,865,950
Snapchat, Inc. - Series F (b) (c) (d)	108,803	3,342,428
UBER Technologies, Inc. - Series G (b) (c) (d)	98,227	4,790,747

		10,999,125

Total Convertible Preferred Stocks (Cost $21,266,679)		26,587,346

Short-Term Investments—7.7%

Mutual Funds—7.7%
State Street Navigator Securities Lending MET Portfolio (e)	132,202,333	132,202,333
T. Rowe Price Government Reserve Investment Fund (f)	36,906,298	36,906,298

Total Short-Term Investments (Cost $169,108,631)		169,108,631

Total Investments—106.1% (Cost $1,914,100,722) (g)		2,319,100,527
Other assets and liabilities (net)—(6.1)%		(133,454,323)

Net Assets—100.0%		$2,185,646,204

(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $237,610,537 and the collateral received consisted of cash in the amount of $132,202,333 and non-cash collateral with a value of $108,596,763. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 1.3% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $28,557,120, which is 1.3% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of June 30, 2016, the aggregate cost of investments was $1,914,100,722. The aggregate unrealized appreciation and depreciation of investments were $479,177,625 and $(74,177,820), respectively, resulting in net unrealized appreciation of $404,999,805.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	97,047	$3,951,078	$8,786,635
Airbnb, Inc. - Series E	07/14/15	9,760	908,601	883,671
Dropbox, Inc. - Class A	11/07/14	214,763	4,102,231	1,698,775
Living Social, Inc. - Class F	11/18/11	101,591	781,235	0
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	2,865,950
Snapchat, Inc. - Series F	05/06/16	108,803	3,342,428	3,342,428
UBER Technologies, Inc. - Series G	12/03/15	98,227	4,790,747	4,790,747
WeWork Cos., Inc. - Class A	06/23/15	7,199	236,772	270,999
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,402	2,437,223
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	3,480,692

				$28,557,120

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,844,129	$—	$—	$26,844,129
Air Freight & Logistics	13,538,776	—	—	13,538,776
Airlines	39,340,087	—	—	39,340,087
Auto Components	20,337,092	—	—	20,337,092
Automobiles	39,358,772	—	—	39,358,772
Biotechnology	84,334,486	—	—	84,334,486
Capital Markets	60,937,426	—	—	60,937,426
Chemicals	15,333,272	—	—	15,333,272
Communications Equipment	5,150,880	—	—	5,150,880
Construction Materials	8,947,200	—	—	8,947,200
Diversified Financial Services	24,650,996	—	—	24,650,996
Food & Staples Retailing	35,384,309	—	—	35,384,309
Food Products	15,441,543	—	—	15,441,543
Health Care Equipment & Supplies	57,137,394	—	—	57,137,394
Health Care Providers & Services	144,129,330	—	—	144,129,330
Hotels, Restaurants & Leisure	91,602,465	—	—	91,602,465
Industrial Conglomerates	77,719,530	—	—	77,719,530
Internet & Catalog Retail	301,056,787	—	—	301,056,787
Internet Software & Services	249,327,155	31,756,934	1,698,775	282,782,864
IT Services	142,517,432	—	—	142,517,432
Life Sciences Tools & Services	8,254,344	—	—	8,254,344
Machinery	18,957,992	—	—	18,957,992
Media	3,995,556	—	—	3,995,556
Pharmaceuticals	107,246,837	—	—	107,246,837
Professional Services	7,722,748	—	—	7,722,748
Real Estate Investment Trusts	73,190,413	—	—	73,190,413
Real Estate Management & Development	—	—	270,999	270,999
Road & Rail	3,504,501	—	—	3,504,501
Semiconductors & Semiconductor Equipment	45,066,186	—	—	45,066,186
Software	153,571,184	—	—	153,571,184
Specialty Retail	91,817,283	—	—	91,817,283
Technology Hardware, Storage & Peripherals	63,138,064	—	—	63,138,064
Textiles, Apparel & Luxury Goods	18,163,964	—	—	18,163,964

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Tobacco	$30,159,980	$—	$—	$30,159,980
Wireless Telecommunication Services	11,799,729	—	—	11,799,729
Total Common Stocks	2,089,677,842	31,756,934	1,969,774	2,123,404,550
Total Convertible Preferred Stocks*	—	—	26,587,346	26,587,346
Total Short-Term Investments*	169,108,631	—	—	169,108,631
Total Investments	$2,258,786,473	$31,756,934	$28,557,120	$2,319,100,527

Collateral for Securities Loaned (Liability)	$—	$(132,202,333)	$—	$(132,202,333)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation/ Depreciation	Purchases	Balance as of June 30, 2016	Change in Unrealized Appreciation/ Depreciation from Investments Still Held at June 30, 2016
Common Stock
Internet Software & Services	$2,018,772	$(319,997)	—	$1,698,775	$(319,997)
Real Estate Management & Development	236,772	34,227	—	270,999	34,227
Convertible Preferred Stocks
Internet Software & Services	11,718,487	1,432,511	—	13,150,998	1,432,511
Real Estate Management & Development	2,129,403	307,820	—	2,437,223	307,820
Software	4,790,750	(3)	6,208,378	10,999,125	(3)

Total	$20,894,184	$1,454,558	$6,208,378	$28,557,120	$1,454,558

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$1,698,775	Merger & Acquisition Transaction	Enterprise Value/Revenue	8.0x	8.0x	8.0x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	4.7x	4.7x	4.7x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Real Estate Management & Development	270,999	Market Transaction Method	Precedent Transaction	$50.19	$50.19	$50.19	Increase
			Discount for Lack of Marketability	25.00%	25.00%	25.00%	Decrease
Convertible Preferred Stocks
Internet Software & Services	9,670,306	Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	12.0x	12.0x	12.0x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
	0	Asset Approach	Liquidation Value	$0.00	$0.00	$0.00	Increase
	3,480,692	Market Transaction Method	Precedent Transaction	$38.23	$38.23	$38.23	Increase
Real Estate Management & Development	2,437,223	Market Transaction Method	Precedent Transaction	$50.19	$50.19	$50.19	Increase
			Discount for Lack of Marketability	25.00%	25.00%	25.00%	Decrease
Software	2,865,950	Market Transaction Method	Precedent Transaction	$23.03	$23.03	$23.03	Increase
	3,342,428	Market Transaction Method	Precedent Transaction	$30.72	$30.72	$30.72	Increase
	4,790,747	Market Transaction Method	Precedent Transaction	$48.77	$48.77	$48.77	Increase

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,282,194,229
Affiliated investments at value (c)	36,906,298
Receivable for:
Investments sold	11,636,875
Fund shares sold	1,397,164
Dividends	1,370,282
Dividends on affiliated investments	6,927
Prepaid expenses	14,226

Total Assets	2,333,526,001
Liabilities
Collateral for securities loaned	132,202,333
Payables for:
Investments purchased	13,894,003
Fund shares redeemed	238,866
Accrued Expenses:
Management fees	1,006,207
Distribution and service fees	148,021
Deferred trustees’ fees	107,300
Other expenses	283,067

Total Liabilities	147,879,797

Net Assets	$2,185,646,204

Net Assets Consist of:
Paid in surplus	$1,735,946,033
Undistributed net investment income	3,611,888
Accumulated net realized gain	41,095,719
Unrealized appreciation on investments and foreign currency transactions	404,992,564

Net Assets	$2,185,646,204

Net Assets
Class A	$1,452,452,580
Class B	698,132,407
Class E	35,061,217
Capital Shares Outstanding*
Class A	77,766,245
Class B	37,984,126
Class E	1,891,801
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.68
Class B	18.38
Class E	18.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,877,194,424.
(b)	Includes securities loaned at value of $237,610,537.
(c)	Identified cost of affiliated investments was $36,906,298.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$9,342,797
Dividends from affiliated investments	37,088
Securities lending income	675,010

Total investment income	10,054,895
Expenses
Management fees	6,483,119
Administration fees	27,319
Custodian and accounting fees	95,617
Distribution and service fees—Class B	870,881
Distribution and service fees—Class E	26,743
Audit and tax services	20,036
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	73,094
Insurance	7,441
Miscellaneous	13,599

Total expenses	7,647,427
Less management fee waiver	(455,460)
Less broker commission recapture	(6,172)

Net expenses	7,185,795

Net Investment Income	2,869,100

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	43,905,688
Foreign currency transactions	87

Net realized gain	43,905,775

Net change in unrealized appreciation (depreciation) on:
Investments	(182,350,808)
Foreign currency transactions	2,665

Net change in unrealized depreciation	(182,348,143)

Net realized and unrealized loss	(138,442,368)

Net Decrease in Net Assets From Operations	$(135,573,268)

(a)	Net of foreign withholding taxes of $52,535.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,869,100	$1,955,094
Net realized gain	43,905,775	277,364,162
Net change in unrealized depreciation	(182,348,143)	(33,254,026)

Increase (decrease) in net assets from operations	(135,573,268)	246,065,230

From Distributions to Shareholders
Net investment income
Class A	(883,202)	(2,222,739)
Net realized capital gains
Class A	(183,909,807)	(284,325,405)
Class B	(89,221,445)	(118,081,761)
Class E	(4,487,412)	(6,718,484)

Total distributions	(278,501,866)	(411,348,389)

Increase in net assets from capital share transactions	267,893,324	106,410,312

Total decrease in net assets	(146,181,810)	(58,872,847)

Net Assets
Beginning of period	2,331,828,014	2,390,700,861

End of period	$2,185,646,204	$2,331,828,014

Undistributed net investment income
End of period	$3,611,888	$1,625,990

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,562,549	$32,606,983	1,319,598	$31,306,653
Reinvestments	9,829,415	184,793,009	12,861,228	286,548,144
Redemptions	(1,498,500)	(31,552,311)	(15,383,857)	(376,148,086)

Net increase (decrease)	9,893,464	$185,847,681	(1,203,031)	$(58,293,289)

Class B
Sales	3,231,595	$65,437,964	7,164,173	$165,681,094
Reinvestments	4,822,781	89,221,445	5,364,915	118,081,761
Redemptions	(3,621,373)	(74,987,552)	(5,189,456)	(123,208,224)

Net increase	4,433,003	$79,671,857	7,339,632	$160,554,631

Class E
Sales	79,395	$1,611,356	210,050	$4,788,133
Reinvestments	240,483	4,487,412	303,317	6,718,484
Redemptions	(179,894)	(3,724,982)	(308,265)	(7,357,647)

Net increase	139,984	$2,373,786	205,102	$4,148,970

Increase derived from capital shares transactions		$267,893,324		$106,410,312

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.70		$24.76	$24.51	$17.67	$14.87	$15.05

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.04	0.04	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	(1.34)		2.55	1.94	6.87	2.75	(0.20)

Total from investment operations	(1.30)		2.59	1.98	6.90	2.82	(0.17)

Less Distributions
Distributions from net investment income	(0.01)		(0.04)	(0.02)	(0.06)	(0.02)	(0.01)
Distributions from net realized capital gains	(2.71)		(4.61)	(1.71)	0.00	0.00	0.00

Total distributions	(2.72)		(4.65)	(1.73)	(0.06)	(0.02)	(0.01)

Net Asset Value, End of Period	$18.68		$22.70	$24.76	$24.51	$17.67	$14.87

Total Return (%) (b)	(5.80	)(c)	10.78	9.09	39.16	18.97	(1.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.62	0.63	0.63	0.64	0.64
Net ratio of expenses to average net assets (%) (e)(f)	0.58	(d)	0.58	0.58	0.58	0.60	0.60
Ratio of net investment income to average net assets (%)	0.35	(d)	0.16	0.15	0.14	0.43	0.18
Portfolio turnover rate (%)	21	(c)	35	34	41	38	33
Net assets, end of period (in millions)	$1,452.5		$1,540.8	$1,710.2	$2,007.8	$1,328.9	$971.1

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.40		$24.51	$24.32	$17.54	$14.78	$14.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.02)	(0.02)	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(1.32)		2.52	1.92	6.83	2.74	(0.19)

Total from investment operations	(1.31)		2.50	1.90	6.80	2.76	(0.20)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(2.71)		(4.61)	(1.71)	0.00	0.00	0.00

Total distributions	(2.71)		(4.61)	(1.71)	(0.02)	0.00	0.00

Net Asset Value, End of Period	$18.38		$22.40	$24.51	$24.32	$17.54	$14.78

Total Return (%) (b)	(5.94	)(c)	10.51	8.83	38.77	18.67	(1.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.87	0.88	0.88	0.89	0.89
Net ratio of expenses to average net assets (%) (e)(f)	0.83	(d)	0.83	0.83	0.83	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	0.10	(d)	(0.09)	(0.09)	(0.12)	0.12	(0.09)
Portfolio turnover rate (%)	21	(c)	35	34	41	38	33
Net assets, end of period (in millions)	$698.1		$751.5	$642.4	$615.0	$215.7	$199.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$22.55		$24.62	$24.40		$17.60	$14.81	$15.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.00 (g)	0.00	(g)	(0.01)	0.04	0.00 (g)
Net realized and unrealized gain (loss) on investments	(1.33)		2.54	1.93		6.84	2.75	(0.19)

Total from investment operations	(1.31)		2.54	1.93		6.83	2.79	(0.19)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.03)	0.00	0.00
Distributions from net realized capital gains	(2.71)		(4.61)	(1.71)		0.00	0.00	0.00

Total distributions	(2.71)		(4.61)	(1.71)		(0.03)	0.00	0.00

Net Asset Value, End of Period	$18.53		$22.55	$24.62		$24.40	$17.60	$14.81

Total Return (%) (b)	(5.91	)(c)	10.63	8.93		38.87	18.84	(1.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.77	0.78		0.78	0.79	0.79
Net ratio of expenses to average net assets (%) (e)(f)	0.73	(d)	0.73	0.73		0.73	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	0.20	(d)	0.01	0.00	(h)	(0.03)	0.22	0.01
Portfolio turnover rate (%)	21	(c)	35	34		41	38	33
Net assets, end of period (in millions)	$35.1		$39.5	$38.1		$40.1	$16.8	$16.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waiver on average net assets was 0.03% for the six months ended June 30, 2016 and for each of the years ended December 31, 2015 through 2011 (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income was less than $0.01.
(h)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$465,499,324	$0	$464,559,284

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $355,555 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,483,119	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 amounted to $160,213 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the six months ended June 30, 2016 amounted to $295,247 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	38,785,488	181,750,641	(183,629,831)	36,906,298	$—	$37,088

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$33,229,220	$1,184,801	$378,119,169	$181,003,465	$411,348,389	$182,188,266

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,733,565	$276,614,981	$585,534,335	$—	$863,882,881

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-19

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 1.62%, 1.45%, 1.49%, and 1.16%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 1.39%.

MARKET ENVIRONMENT / CONDITIONS

Most major U.S. stock indexes rose in the first half of 2016, a period of significant global market volatility. World markets started the year with deep losses as oil prices collapsed to 13-year lows amid concerns about weakening Chinese and global economic growth. However, equities and other risk assets rallied through late June, as the Bank of Japan and the European Central Bank unveiled new stimulus efforts. As the period ended, global markets fluctuated wildly in response to the so-called “Brexit,” a referendum in which U.K. citizens voted in favor of leaving the European Union.

In the U.S., mid-cap shares outperformed their larger and smaller counterparts. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations. Within the MSCI U.S. Small Cap Growth Index, Utilities, Energy, and Telecommunication Services had the largest gains, while Health Care, Information Technology, and Consumer Discretionary ended in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its MSCI benchmark for the six months ended June 30, 2016. Relative gains were driven by stock selection.

Stock selection in Consumer Discretionary added relative value, most notably Burlington Stores, which is the third-largest off-price retailer in the U.S. The company weathered a mild U.S. winter by offsetting slumping outerwear sales with increasing strength and penetration in other segments. Shares of Domino’s Pizza, which operates and franchises pizza delivery and carryout restaurants throughout the world, also gained for the period as the company posted higher-than-expected same-store sales.

Health Care was another area of relative strength, due to stock choices that included IDEXX Laboratories, the leading provider of diagnostic solutions for companion animal veterinarians. While the stock has contributed over the period, we anticipate a slowdown in revenues that may pressure margins and therefore trimmed our position on strength. Relative gains also came from Align Technology, a designer and manufacturer of Invisalign, a more aesthetic and comfortable alternative to traditional orthodontic braces. The company has exhibited strong organic topline growth with broad-based momentum in both U.S. and international markets.

On the negative side, stock choices in Financials detracted from relative results. Jones Lang LaSalle, a global diversified commercial real estate firm, saw shares fall due to a combination of a significant earnings miss, a drop in fees from the company’s investment management arm, and concerns around its exposure to U.K. real estate post Brexit.

While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis. At the end of the period, the Portfolio’s sector allocations were generally in line with the benchmark across most sectors. The Portfolio finished the period overweight the benchmark in Consumer Discretionary and Information Technology and underweight the benchmark in Financials.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	1.62	-4.70	11.20	10.02	—
Class B	1.45	-4.98	10.91	9.75	—
Class E	1.49	-4.87	11.03	9.85	—
Class G	1.16	-5.40	—	—	3.09
MSCI U.S. Small Cap Growth Index	1.39	-8.85	9.34	8.32	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Casey’s General Stores, Inc.	1.2
Tyler Technologies, Inc.	1.1
Vail Resorts, Inc.	1.1
Domino’s Pizza, Inc.	1.1
Burlington Stores, Inc.	1.0
MarketAxess Holdings, Inc.	1.0
MAXIMUS, Inc.	0.9
Toro Co. (The)	0.9
Manhattan Associates, Inc.	0.9
J&J Snack Foods Corp.	0.9

Top Sectors

% of Net Assets
Information Technology	23.3
Health Care	19.8
Consumer Discretionary	19.4
Industrials	16.0
Financials	9.5
Consumer Staples	4.7
Materials	3.9
Energy	3.0

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.48%	$1,000.00	$1,016.20	$2.41
	Hypothetical*	0.48%	$1,000.00	$1,022.48	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,014.50	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class E(a)	Actual	0.63%	$1,000.00	$1,014.90	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class G(a)	Actual	0.78%	$1,000.00	$1,011.60	$3.90
	Hypothetical*	0.78%	$1,000.00	$1,020.99	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	163,400	$2,986,952
Esterline Technologies Corp. (a)	27,100	1,681,284
HEICO Corp. - Class A	124,481	6,678,406
Hexcel Corp.	116,600	4,855,224
Moog, Inc. - Class A (a)	87,200	4,701,824
Teledyne Technologies, Inc. (a)	93,100	9,221,555

		30,125,245

Airlines—0.5%
Allegiant Travel Co.	19,400	2,939,100
Spirit Airlines, Inc. (a) (b)	72,400	3,248,588

		6,187,688

Auto Components—0.5%
Gentherm, Inc. (a)	70,000	2,397,500
Tenneco, Inc. (a)	85,600	3,989,816

		6,387,316

Banks—1.0%
Signature Bank (a)	54,600	6,820,632
SVB Financial Group (a)	46,300	4,405,908
Texas Capital Bancshares, Inc. (a)	34,500	1,613,220

		12,839,760

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a) (b)	29,387	5,026,059

Biotechnology—5.0%
ACADIA Pharmaceuticals, Inc. (a) (b)	102,000	3,310,920
Acceleron Pharma, Inc. (a) (b)	17,400	591,252
Acorda Therapeutics, Inc. (a) (b)	45,900	1,170,679
Agios Pharmaceuticals, Inc. (a) (b)	22,300	934,259
Alkermes plc (a)	38,200	1,651,004
Alnylam Pharmaceuticals, Inc. (a) (b)	30,400	1,686,896
AMAG Pharmaceuticals, Inc. (a) (b)	54,400	1,301,248
BioMarin Pharmaceutical, Inc. (a)	18,600	1,447,080
Bluebird Bio, Inc. (a) (b)	33,400	1,445,886
Cepheid, Inc. (a) (b)	88,200	2,712,150
Dyax Corp.	132,100	146,631
Exelixis, Inc. (a) (b)	308,200	2,407,042
Incyte Corp. (a)	53,105	4,247,338
Insmed, Inc. (a) (b)	150,000	1,479,000
Insys Therapeutics, Inc. (a) (b)	24,100	311,854
Ionis Pharmaceuticals, Inc. (a) (b)	58,800	1,369,452
Ligand Pharmaceuticals, Inc. (a) (b)	48,700	5,808,449
Medivation, Inc. (a)	19,800	1,193,940
Neurocrine Biosciences, Inc. (a)	147,400	6,699,330
Novavax, Inc. (a) (b)	332,700	2,418,729
Ophthotech Corp. (a) (b)	28,400	1,449,252
Opko Health, Inc. (a) (b)	235,500	2,199,570
Prothena Corp. plc (a) (b)	41,800	1,461,328
Regulus Therapeutics, Inc. (a) (b)	32,500	93,925
Repligen Corp. (a) (b)	56,400	1,543,104
Seattle Genetics, Inc. (a) (b)	59,700	2,412,477
Spark Therapeutics, Inc. (a) (b)	36,700	1,876,471

Biotechnology—(Continued)
TESARO, Inc. (a) (b)	43,700	3,672,985
Ultragenyx Pharmaceutical, Inc. (a) (b)	31,000	1,516,210
United Therapeutics Corp. (a) (b)	26,400	2,796,288

		61,354,749

Building Products—1.3%
AAON, Inc.	135,499	3,727,577
Lennox International, Inc. (b)	65,900	9,397,340
Patrick Industries, Inc. (a)	51,000	3,074,790

		16,199,707

Capital Markets—0.8%
Affiliated Managers Group, Inc. (a)	10,649	1,499,060
E*Trade Financial Corp. (a)	213,860	5,023,571
Financial Engines, Inc. (b)	66,200	1,712,594
Waddell & Reed Financial, Inc. - Class A (b)	106,200	1,828,764

		10,063,989

Chemicals—2.2%
GCP Applied Technologies, Inc. (a)	184,600	4,806,984
Minerals Technologies, Inc.	59,200	3,362,560
NewMarket Corp. (b)	16,900	7,003,022
PolyOne Corp.	189,000	6,660,360
Stepan Co.	37,700	2,244,281
WR Grace & Co.	36,800	2,694,128

		26,771,335

Commercial Services & Supplies—2.2%
Clean Harbors, Inc. (a) (b)	58,400	3,043,224
Healthcare Services Group, Inc. (b)	136,600	5,652,508
Rollins, Inc. (b)	258,825	7,575,808
Team, Inc. (a) (b)	31,200	774,696
U.S. Ecology, Inc.	95,300	4,379,035
Waste Connections, Inc.	64,800	4,668,840
West Corp.	66,300	1,303,458

		27,397,569

Communications Equipment—1.1%
ARRIS International plc (a)	213,500	4,474,960
EchoStar Corp. - Class A (a)	51,200	2,032,640
NetScout Systems, Inc. (a) (b)	84,200	1,873,450
Plantronics, Inc.	88,400	3,889,600
Polycom, Inc. (a)	98,186	1,104,592

		13,375,242

Construction & Engineering—0.2%
Valmont Industries, Inc.	20,300	2,745,981

Consumer Finance—0.2%
PRA Group, Inc. (a) (b)	87,200	2,105,008

Containers & Packaging—1.3%
Berry Plastics Group, Inc. (a)	241,100	9,366,735
Graphic Packaging Holding Co.	513,900	6,444,306

		15,811,041

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.8%
Pool Corp.	103,400	$9,722,702

Diversified Consumer Services—1.7%
Capella Education Co.	50,100	2,637,264
Service Corp. International	305,900	8,271,536
ServiceMaster Global Holdings, Inc. (a)	231,100	9,197,780
Sotheby’s (b)	51,400	1,408,360

		21,514,940

Diversified Financial Services—2.8%
CBOE Holdings, Inc.	134,100	8,933,742
FactSet Research Systems, Inc. (b)	36,100	5,827,262
MarketAxess Holdings, Inc.	87,300	12,693,420
MSCI, Inc.	93,878	7,239,871
NewStar Financial, Inc. (a) (b)	33,387	281,119

		34,975,414

Electrical Equipment—1.0%
Acuity Brands, Inc.	28,800	7,141,248
AZZ, Inc.	67,400	4,042,652
Generac Holdings, Inc. (a) (b)	49,100	1,716,536

		12,900,436

Electronic Equipment, Instruments & Components—2.2%
Anixter International, Inc. (a)	50,700	2,701,296
Cognex Corp.	134,100	5,779,710
Coherent, Inc. (a)	66,500	6,103,370
FEI Co.	73,100	7,812,928
OSI Systems, Inc. (a)	51,300	2,982,069
VeriFone Systems, Inc. (a)	80,100	1,485,054

		26,864,427

Energy Equipment & Services—0.6%
Atwood Oceanics, Inc. (b)	24,900	311,748
Core Laboratories NV (b)	10,700	1,325,623
Dril-Quip, Inc. (a)	42,900	2,506,647
Oceaneering International, Inc.	70,600	2,108,116
Oil States International, Inc. (a)	39,800	1,308,624
Tesco Corp. (b)	56,000	374,640

		7,935,398

Food & Staples Retailing—1.3%
Casey’s General Stores, Inc.	109,400	14,387,194
Rite Aid Corp. (a)	289,000	2,164,610

		16,551,804

Food Products—2.4%
Cal-Maine Foods, Inc. (b)	87,500	3,878,000
J&J Snack Foods Corp.	91,100	10,865,497
John B Sanfilippo & Son, Inc.	19,200	818,496
Post Holdings, Inc. (a)	89,000	7,359,410
TreeHouse Foods, Inc. (a) (b)	67,900	6,969,935

		29,891,338

Health Care Equipment & Supplies—5.2%
Abaxis, Inc. (b)	47,800	2,257,594
Align Technology, Inc. (a)	122,500	9,867,375
Cantel Medical Corp.	74,000	5,086,020
Cooper Cos., Inc. (The)	24,100	4,134,837
DexCom, Inc. (a)	92,800	7,361,824
Halyard Health, Inc. (a)	80,800	2,627,616
ICU Medical, Inc. (a)	55,200	6,223,800
IDEXX Laboratories, Inc. (a)	52,500	4,875,150
Inogen, Inc. (a)	68,500	3,432,535
Masimo Corp. (a)	105,000	5,514,075
Natus Medical, Inc. (a)	106,600	4,029,480
West Pharmaceutical Services, Inc.	115,100	8,733,788

		64,144,094

Health Care Providers & Services—4.0%
Air Methods Corp. (a) (b)	47,100	1,687,593
Centene Corp. (a)	142,687	10,183,571
Chemed Corp. (b)	38,900	5,302,459
Corvel Corp. (a)	65,800	2,841,244
HealthSouth Corp.	97,900	3,800,478
MEDNAX, Inc. (a) (b)	58,500	4,237,155
Surgical Care Affiliates, Inc. (a)	97,800	4,662,126
Team Health Holdings, Inc. (a) (b)	120,300	4,892,601
U.S. Physical Therapy, Inc.	79,600	4,792,716
WellCare Health Plans, Inc. (a)	63,000	6,758,640

		49,158,583

Health Care Technology—0.3%
Omnicell, Inc. (a)	111,000	3,799,530

Hotels, Restaurants & Leisure—6.5%
Brinker International, Inc. (b)	130,200	5,928,006
Buffalo Wild Wings, Inc. (a) (b)	23,300	3,237,535
Cheesecake Factory, Inc. (The) (b)	56,500	2,719,910
Choice Hotels International, Inc. (b)	84,400	4,019,128
Churchill Downs, Inc.	44,000	5,559,840
Denny’s Corp. (a)	530,200	5,689,046
Diamond Resorts International, Inc. (a) (b)	194,700	5,833,212
Domino’s Pizza, Inc.	101,600	13,348,208
Jack in the Box, Inc.	75,500	6,486,960
Marriott Vacations Worldwide Corp. (b)	95,900	6,568,191
Red Robin Gourmet Burgers, Inc. (a)	28,200	1,337,526
Six Flags Entertainment Corp.	105,300	6,102,135
Vail Resorts, Inc.	97,500	13,477,425

		80,307,122

Household Durables—0.8%
Helen of Troy, Ltd. (a)	96,200	9,893,208

Household Products—0.4%
Spectrum Brands Holdings, Inc. (b)	45,400	5,416,674

Insurance—0.4%
Amtrust Financial Services, Inc. (b)	207,156	5,075,322

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.6%
HSN, Inc.	133,900	$6,551,727
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,800	3,387,024
Liberty Ventures - Series A (a)	181,600	6,731,912
Shutterfly, Inc. (a) (b)	56,000	2,610,160

		19,280,823

Internet Software & Services—2.5%
comScore, Inc. (a) (b)	85,700	2,046,516
CoStar Group, Inc. (a)	24,900	5,444,634
Envestnet, Inc. (a) (b)	75,500	2,514,905
j2 Global, Inc. (b)	60,300	3,809,151
LogMeIn, Inc. (a)	55,800	3,539,394
MercadoLibre, Inc.	19,500	2,743,065
Stamps.com, Inc. (a) (b)	47,600	4,161,192
WebMD Health Corp. (a) (b)	120,400	6,996,444

		31,255,301

IT Services—6.7%
Blackhawk Network Holdings, Inc. (a)	88,200	2,953,818
Booz Allen Hamilton Holding Corp.	191,900	5,687,916
Broadridge Financial Solutions, Inc.	136,800	8,919,360
Cardtronics, Inc. (a)	131,200	5,223,072
CoreLogic, Inc. (a)	168,300	6,476,184
DST Systems, Inc.	65,300	7,602,879
EPAM Systems, Inc. (a)	25,200	1,620,612
Euronet Worldwide, Inc. (a)	97,400	6,739,106
Gartner, Inc. (a)	77,000	7,500,570
Global Payments, Inc.	27,715	1,978,297
Jack Henry & Associates, Inc.	53,800	4,695,126
MAXIMUS, Inc.	210,200	11,638,774
Perficient, Inc. (a)	43,900	891,609
Travelport Worldwide, Ltd.	222,900	2,873,181
WEX, Inc. (a)	98,300	8,716,261

		83,516,765

Leisure Products—0.6%
Brunswick Corp.	131,800	5,973,176
Polaris Industries, Inc. (b)	16,400	1,340,864

		7,314,040

Life Sciences Tools & Services—3.0%
Bio-Rad Laboratories, Inc. - Class A (a)	31,100	4,447,922
Bruker Corp.	144,100	3,276,834
Cambrex Corp. (a)	121,300	6,274,849
Charles River Laboratories International, Inc. (a)	74,100	6,108,804
INC Research Holdings, Inc. - Class A (a)	102,100	3,893,073
PAREXEL International Corp. (a)	86,400	5,432,832
PRA Health Sciences, Inc. (a)	47,800	1,996,128
VWR Corp. (a)	195,400	5,647,060

		37,077,502

Machinery—5.0%
Actuant Corp. - Class A (b)	26,300	594,643
Chart Industries, Inc. (a)	13,600	328,168
Graco, Inc.	84,800	6,698,352

Machinery—(Continued)
Hyster-Yale Materials Handling, Inc.	14,094	838,452
IDEX Corp.	40,200	3,300,420
John Bean Technologies Corp.	137,200	8,399,384
Lincoln Electric Holdings, Inc.	36,200	2,138,696
Middleby Corp. (The) (a)	84,400	9,727,100
Nordson Corp.	67,200	5,618,592
Standex International Corp.	26,500	2,189,695
Sun Hydraulics Corp.	49,100	1,457,779
Toro Co. (The)	130,600	11,518,920
Wabtec Corp. (b)	61,500	4,319,145
Woodward, Inc.	80,500	4,640,020

		61,769,366

Marine—0.4%
Kirby Corp. (a) (b)	49,100	3,063,349
Matson, Inc.	66,700	2,153,743

		5,217,092

Media—1.8%
Cable One, Inc. (b)	12,200	6,239,202
Eros International plc (a) (b)	64,300	1,046,161
Gray Television, Inc. (a)	190,200	2,063,670
John Wiley & Sons, Inc. - Class A	4,900	255,682
Live Nation Entertainment, Inc. (a)	287,700	6,760,950
Starz - Class A (a) (b)	194,000	5,804,480

		22,170,145

Metals & Mining—0.2%
Compass Minerals International, Inc. (b)	24,900	1,847,331
Worthington Industries, Inc.	12,000	507,600

		2,354,931

Multiline Retail—0.4%
Big Lots, Inc. (b)	109,800	5,502,078

Oil, Gas & Consumable Fuels—2.4%
Carrizo Oil & Gas, Inc. (a) (b)	115,700	4,147,845
Diamondback Energy, Inc. (a)	61,000	5,563,810
Gran Tierra Energy, Inc. (a) (b)	179,500	606,710
Matador Resources Co. (a) (b)	246,200	4,874,760
PDC Energy, Inc. (a)	101,800	5,864,698
SemGroup Corp. - Class A (b)	34,800	1,133,088
World Fuel Services Corp.	144,900	6,881,301

		29,072,212

Paper & Forest Products—0.2%
Clearwater Paper Corp. (a)	21,500	1,405,455
KapStone Paper and Packaging Corp.	112,500	1,463,625

		2,869,080

Personal Products—0.1%
Nu Skin Enterprises, Inc. - Class A	27,500	1,270,225

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—2.4%
Akorn, Inc. (a) (b)	165,400	$4,711,419
Depomed, Inc. (a) (b)	154,700	3,035,214
Innoviva, Inc. (a) (b)	62,900	662,337
Jazz Pharmaceuticals plc (a)	6,300	890,253
Mallinckrodt plc (a)	12,176	740,057
Medicines Co. (The) (a) (b)	66,500	2,236,395
Nektar Therapeutics (a) (b)	139,500	1,985,085
Pacira Pharmaceuticals, Inc. (a) (b)	35,400	1,194,042
Phibro Animal Health Corp. - Class A	116,500	2,173,890
Prestige Brands Holdings, Inc. (a) (b)	167,600	9,285,040
TherapeuticsMD, Inc. (a) (b)	274,100	2,329,850
Theravance Biopharma, Inc. (a) (b)	36,714	833,041

		30,076,623

Professional Services—1.4%
Dun & Bradstreet Corp. (The) (b)	44,600	5,434,064
Exponent, Inc.	110,300	6,442,623
Huron Consulting Group, Inc. (a)	70,200	4,241,484
TransUnion (a)	25,455	851,215
TriNet Group, Inc. (a)	11,000	228,690

		17,198,076

Real Estate Investment Trusts—3.4%
CoreSite Realty Corp.	99,000	8,780,310
CubeSmart	135,100	4,171,888
CyrusOne, Inc.	152,600	8,493,716
Equity Lifestyle Properties, Inc.	127,000	10,166,350
FelCor Lodging Trust, Inc. (b)	547,300	3,409,679
Forest City Realty Trust, Inc. - Class A	206,300	4,602,553
Pebblebrook Hotel Trust (b)	71,600	1,879,500

		41,503,996

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	27,500	2,679,875
Kennedy-Wilson Holdings, Inc.	166,643	3,159,551

		5,839,426

Road & Rail—1.3%
AMERCO	14,800	5,543,340
Avis Budget Group, Inc. (a)	40,900	1,318,207
Landstar System, Inc. (b)	46,700	3,206,422
Old Dominion Freight Line, Inc. (a)	99,250	5,985,767

		16,053,736

Semiconductors & Semiconductor Equipment—2.3%
Cabot Microelectronics Corp.	38,700	1,638,558
Cavium, Inc. (a) (b)	70,400	2,717,440
Cirrus Logic, Inc. (a)	109,400	4,243,626
Integrated Device Technology, Inc. (a)	263,100	5,296,203
Microsemi Corp. (a) (b)	205,800	6,725,544
Synaptics, Inc. (a) (b)	92,500	4,971,875
Teradyne, Inc.	134,000	2,638,460

		28,231,706

Software—8.4%
ACI Worldwide, Inc. (a)	199,700	3,896,147
Aspen Technology, Inc. (a) (b)	139,300	5,605,432
Blackbaud, Inc.	128,600	8,731,940
CommVault Systems, Inc. (a)	48,600	2,099,034
Computer Modelling Group, Ltd. (b)	240,700	1,926,420
Descartes Systems Group, Inc. (The) (a)	175,600	3,352,204
Fair Isaac Corp.	80,400	9,086,004
Fortinet, Inc. (a)	184,100	5,815,719
Manhattan Associates, Inc. (a)	171,300	10,985,469
Monotype Imaging Holdings, Inc.	73,705	1,815,354
Pegasystems, Inc.	154,900	4,174,555
Proofpoint, Inc. (a) (b)	82,300	5,192,307
PTC, Inc. (a)	164,000	6,163,120
SS&C Technologies Holdings, Inc. (b)	278,000	7,806,240
Take-Two Interactive Software, Inc. (a) (b)	98,800	3,746,496
Tyler Technologies, Inc. (a) (b)	83,400	13,903,614
Ultimate Software Group, Inc. (The) (a)	43,900	9,231,731

		103,531,786

Specialty Retail—3.0%
Aaron’s, Inc.	17,900	391,831
Buckle, Inc. (The) (b)	10,000	259,900
Burlington Stores, Inc. (a)	191,600	12,781,636
Chico’s FAS, Inc.	71,600	766,836
Children’s Place, Inc. (The) (b)	22,800	1,828,104
Monro Muffler Brake, Inc. (b)	118,100	7,506,436
Murphy USA, Inc. (a)	132,900	9,855,864
Sally Beauty Holdings, Inc. (a) (b)	144,600	4,252,686

		37,643,293

Technology Hardware, Storage & Peripherals—0.2%
Cray, Inc. (a)	70,900	2,121,328

Textiles, Apparel & Luxury Goods—1.7%
Carter’s, Inc.	92,700	9,869,769
G-III Apparel Group, Ltd. (a)	99,100	4,530,852
Steven Madden, Ltd. (a)	190,900	6,524,962

		20,925,583

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp. (a)	438,900	2,611,455
Radian Group, Inc.	264,800	2,759,216

		5,370,671

Trading Companies & Distributors—0.2%
Beacon Roofing Supply, Inc. (a)	60,300	2,741,841

Total Common Stocks (Cost $1,014,668,061)		1,234,449,306

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—17.0%

Security Description	Shares	Value

Mutual Funds—17.0%
State Street Navigator Securities Lending MET Portfolio (c)	204,844,110	$204,844,110
T. Rowe Price Government Reserve Investment Fund (d)	5,861,385	5,861,385

Total Short-Term Investments (Cost $210,705,495)		210,705,495

Total Investments—116.6% (Cost $1,225,373,556) (e)		1,445,154,801
Other assets and liabilities (net)—(16.6)%		(205,506,973)

Net Assets—100.0%		$1,239,647,828

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $245,592,504 and the collateral received consisted of cash in the amount of $204,844,110 and non-cash collateral with a value of $46,647,851. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2016, the aggregate cost of investments was $1,225,373,556. The aggregate unrealized appreciation and depreciation of investments were $288,637,744 and $(68,856,499), respectively, resulting in net unrealized appreciation of $219,781,245.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,234,449,306	$—	$—	$1,234,449,306
Total Short-Term Investments*	210,705,495	—	—	210,705,495
Total Investments	$1,445,154,801	$—	$—	$1,445,154,801

Collateral for Securities Loaned (Liability)	$—	$(204,844,110)	$—	$(204,844,110)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,439,293,416
Affiliated investments at value (c)	5,861,385
Cash denominated in foreign currencies (d)	15,836
Receivable for:
Investments sold	5,284,098
Fund shares sold	142,997
Dividends	733,289
Dividends on affiliated investments	1,067
Prepaid expenses	7,928

Total Assets	1,451,340,016
Liabilities
Due to custodian	3,453,602
Collateral for securities loaned	204,844,110
Payables for:
Investments purchased	1,829,876
Fund shares redeemed	741,120
Accrued Expenses:
Management fees	452,977
Distribution and service fees	77,425
Deferred trustees’ fees	77,020
Other expenses	216,058

Total Liabilities	211,692,188

Net Assets	$1,239,647,828

Net Assets Consist of:
Paid in surplus	$992,978,663
Undistributed net investment income	1,802,004
Accumulated net realized gain	25,085,906
Unrealized appreciation on investments and foreign currency transactions	219,781,255

Net Assets	$1,239,647,828

Net Assets
Class A	$853,740,996
Class B	368,225,827
Class E	15,374,214
Class G	2,306,791
Capital Shares Outstanding*
Class A	43,855,422
Class B	20,117,076
Class E	822,939
Class G	130,010
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.47
Class B	18.30
Class E	18.68
Class G	17.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,219,512,171.
(b)	Includes securities loaned at value of $245,592,504.
(c)	Identified cost of affiliated investments was $5,861,385.
(d)	Identified cost of cash denominated in foreign currencies was $15,826.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$4,288,902
Dividends from affiliated investments	13,262
Securities lending income	743,155

Total investment income	5,045,319
Expenses
Management fees	2,783,004
Administration fees	15,053
Custodian and accounting fees	63,758
Distribution and service fees—Class B	438,393
Distribution and service fees—Class E	11,435
Distribution and service fees—Class G	2,663
Audit and tax services	20,230
Legal	13,696
Trustees’ fees and expenses	15,990
Shareholder reporting	64,189
Insurance	4,263
Miscellaneous	9,104

Total expenses	3,441,778
Less management fee waiver	(130,281)
Less broker commission recapture	(2,831)

Net expenses	3,308,666

Net Investment Income	1,736,653

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	26,398,251
Foreign currency transactions	73

Net realized gain	26,398,324

Net change in unrealized appreciation (depreciation) on:
Investments	(9,760,296)
Foreign currency transactions	133

Net change in unrealized depreciation	(9,760,163)

Net realized and unrealized gain	16,638,161

Net Increase in Net Assets From Operations	$18,374,814

(a)	Net of foreign withholding taxes of $7,876.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,736,653	$2,688,274
Net realized gain	26,398,324	158,042,254
Net change in unrealized depreciation	(9,760,163)	(122,202,415)

Increase in net assets from operations	18,374,814	38,528,113

From Distributions to Shareholders
Net investment income
Class A	(2,262,161)	(1,259,590)
Class B	(122,343)	0
Class E	(22,202)	0
Net realized capital gains
Class A	(107,740,208)	(79,094,819)
Class B	(49,111,904)	(34,643,548)
Class E	(2,012,509)	(1,604,588)
Class G	(310,878)	(31,998)

Total distributions	(161,582,205)	(116,634,543)

Increase in net assets from capital share transactions	127,699,982	8,079,153

Total decrease in net assets	(15,507,409)	(70,027,277)

Net Assets
Beginning of period	1,255,155,237	1,325,182,514

End of period	$1,239,647,828	$1,255,155,237

Undistributed net investment income
End of period	$1,802,004	$2,472,057

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,694,277	$36,247,290	920,807	$21,896,567
Reinvestments	5,702,559	110,002,369	3,406,291	80,354,409
Redemptions	(2,772,230)	(59,418,051)	(5,210,225)	(125,668,142)

Net increase (decrease)	4,624,606	$86,831,608	(883,127)	$(23,417,166)

Class B
Sales	888,689	$17,333,230	1,884,588	$41,925,115
Reinvestments	2,714,126	49,234,247	1,548,661	34,643,548
Redemptions	(1,403,065)	(27,366,600)	(2,107,023)	(47,302,904)

Net increase	2,199,750	$39,200,877	1,326,226	$29,265,759

Class E
Sales	34,825	$699,474	111,886	$2,564,259
Reinvestments	109,925	2,034,711	70,469	1,604,588
Redemptions	(118,046)	(2,346,202)	(141,884)	(3,228,218)

Net increase	26,704	$387,983	40,471	$940,629

Class G
Sales	53,702	$1,005,986	61,861	$1,321,908
Reinvestments	17,684	310,878	1,463	31,998
Redemptions	(1,940)	(37,350)	(3,075)	(63,975)

Net increase	69,446	$1,279,514	60,249	$1,289,931

Increase derived from capital shares transactions		$127,699,982		$8,079,153

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$22.01		$23.40	$23.77		$17.53	$16.68	$16.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.07	0.06		0.04	0.10	(0.02)
Net realized and unrealized gain on investments	0.29		0.71	1.35		7.37	2.52	0.31

Total from investment operations	0.33		0.78	1.41		7.41	2.62	0.29

Less Distributions
Distributions from net investment income	(0.06)		(0.03)	(0.00	)(b)	(0.07)	0.00	0.00
Distributions from net realized capital gains	(2.81)		(2.14)	(1.78)		(1.10)	(1.77)	0.00

Total distributions	(2.87)		(2.17)	(1.78)		(1.17)	(1.77)	0.00

Net Asset Value, End of Period	$19.47		$22.01	$23.40		$23.77	$17.53	$16.68

Total Return (%) (c)	1.62	(d)	2.71	6.91		44.55	16.18	1.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	(e)	0.50	0.51		0.52	0.55	0.55
Net ratio of expenses to average net assets (%) (f)	0.48	(e)	0.48	0.48		0.49	0.52	0.53
Ratio of net investment income (loss) to average net assets (%)	0.37	(e)	0.28	0.25		0.21	0.56	(0.09)
Portfolio turnover rate (%)	11	(d)	27	25		29	26	29
Net assets, end of period (in millions)	$853.7		$863.6	$938.5		$714.2	$387.0	$263.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$20.84		$22.28	$22.77		$16.84	$16.12	$15.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.01	(0.00	)(g)	(0.01)	0.04	(0.06)
Net realized and unrealized gain on investments	0.27		0.69	1.29		7.07	2.45	0.29

Total from investment operations	0.28		0.70	1.29		7.06	2.49	0.23

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		(0.03)	0.00	0.00
Distributions from net realized capital gains	(2.81)		(2.14)	(1.78)		(1.10)	(1.77)	0.00

Total distributions	(2.82)		(2.14)	(1.78)		(1.13)	(1.77)	0.00

Net Asset Value, End of Period	$18.30		$20.84	$22.28		$22.77	$16.84	$16.12

Total Return (%) (c)	1.45	(d)	2.46	6.65		44.17	15.91	1.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.75	0.76		0.77	0.80	0.80
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.73		0.74	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.12	(e)	0.03	(0.01)		(0.05)	0.25	(0.34)
Portfolio turnover rate (%)	11	(d)	27	25		29	26	29
Net assets, end of period (in millions)	$368.2		$373.4	$369.6		$373.6	$276.5	$268.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.23		$22.63	$23.09	$17.06	$16.29	$16.04

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.03	0.02	0.01	0.06	(0.04)
Net realized and unrealized gain on investments	0.27		0.71	1.30	7.16	2.48	0.29

Total from investment operations	0.29		0.74	1.32	7.17	2.54	0.25

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	(0.04)	0.00	0.00
Distributions from net realized capital gains	(2.81)		(2.14)	(1.78)	(1.10)	(1.77)	0.00

Total distributions	(2.84)		(2.14)	(1.78)	(1.14)	(1.77)	0.00

Net Asset Value, End of Period	$18.68		$21.23	$22.63	$23.09	$17.06	$16.29

Total Return (%) (c)	1.49	(d)	2.61	6.69	44.32	16.06	1.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(e)	0.65	0.66	0.67	0.70	0.70
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.63	0.63	0.64	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	0.21	(e)	0.12	0.09	0.05	0.34	(0.24)
Portfolio turnover rate (%)	11	(d)	27	25	29	26	29
Net assets, end of period (in millions)	$15.4		$16.9	$17.1	$18.8	$14.2	$14.2

	Class G
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(h)
Net Asset Value, Beginning of Period	$20.34		$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.01)	0.01
Net realized and unrealized gain on investments	0.20		0.71	0.28

Total from investment operations	0.21		0.70	0.29

Less Distributions
Distributions from net realized capital gains	(2.81)		(2.14)	0.00

Total distributions	(2.81)		(2.14)	0.00

Net Asset Value, End of Period	$17.74		$20.34	$21.78

Total Return (%) (c)	1.16	(d)	2.51	1.35	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(e)	0.80	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.78	0.81	(e)
Ratio of net investment income (loss) to average net assets (%)	0.11	(e)	(0.06)	0.40	(e)
Portfolio turnover rate (%)	11	(d)	27	25
Net assets, end of period (in millions)	$2.3		$1.2	$0.0	(i)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment loss was less than $0.01.
(h)	Commencement of operations was November 12, 2014.
(i)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$129,451,072	$0	$149,111,086

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $260,764 in sales of investments, which are included above, and resulted in realized losses of $70,320.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,783,004	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized Gain/(Loss) on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	6,869,128	95,633,498	(96,641,241)	5,861,385	$—	$13,262

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$6,987,808	$439,885	$109,646,735	$82,033,527	$116,634,543	$82,473,412

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,516,399	$149,850,634	$228,585,194	$—	$389,952,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-17

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 29.39% and 29.22%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned 19.56%.

MARKET ENVIRONMENT / CONDITIONS

The market spent the first six months of the year (and especially the second quarter) under the twin shadows, and uncertainties, of Brexit (the U.K. referendum on exiting the European Union) and the U.S. Presidential election.

The most significant macroeconomic factor influencing the market in which the Portfolio invested was the continued extraordinary accommodation extended by central banks around the world. In addition, supply and demand, particularly for oil and gas, continued to rebalance. Both factors proved positive for commodities. In addition, a weaker U.S. dollar (against emerging markets currencies) during the first half was generally beneficial for the hard assets space.

For many, the Brexit referendum on June 23rd (the result of which was U.K. voters rejecting continuing membership of the European Union) was seen as a defining moment. Perhaps somewhat surprisingly, its immediate effect was somewhat less than cataclysmic. And, indeed, broadly speaking, commodities have remained surprisingly resilient. It remains to be seen, however, just what the long-term effects of the vote will be.

During the period under review, all of these were hugely beneficial not only for gold, but, when taken together with the continuing restructuring and strategic improvements they have been undertaking, also for gold mining companies. Indeed, over the six-months, they performed better than the metal itself.

In the U.S., the rig count continued to drop in the early part of the year, before appearing to bottom at the end of May and rebound slightly thereafter. But, any rebound has to be taken in the context that, since the count started to fall, some 1,300 rigs throughout the U.S. have been taken out of commission and we remain at very near historically low levels. So, any rebound will necessarily be, in contrast, incremental.

Despite lackluster prospects for economic growth in both Europe and the U.S.—albeit economic growth in the U.S. was somewhat stronger in the second quarter than it was in the first—the demand for crude oil and, in particular, gasoline has been remarkably strong. The U.S. is now consuming almost 10 million barrels a day. The country’s gasoline demand exceeds the unrefined crude oil demand of every country in the world except China.

Concerns that a flood of Iranian crude oil could swamp the market proved unfounded. While supply from the country did, indeed, come on reasonably strongly, it was in no way enough to offset supply disruptions in the market, for exogenous reasons, during the period. These included pipeline outages in Nigeria, wild fires in Canada that hit oil sands production particularly hard, reduced supply from Libya on the back of persistent political uncertainty, and supply from Venezuela reduced still further because of both the country’s dire economic circumstances and continued drilling challenges. And those were quite apart from the overall reduction in U.S. crude oil supply.

Base metal companies continued to restructure, cleaning up their balance sheets, streamlining their operations, and focus more on profitability. And, in addition, they continued to sell off assets and reduce their debt levels. Among the base metals, zinc was one where supply and demand came into better alignment, not least because, essentially, mining giant Glencore stopped producing it at one of its major mines.

On the back of the finding by the U.S. Department of Commerce that government subsidies and dumping were occurring, tariffs were imposed on imports of steel into the U.S., particularly those from China. U.S. steel stocks have benefited accordingly.

While grain prices (soy, corn and wheat) were strong in the first half of the year, this did not necessarily translate into strong equity prices, as uncertainty persisted in the market. Soy beans were strong on the back of both very good demand (especially from China) and a less abundant than expected South American crop. Corn, too, experienced a weaker than expected crop in South America. Nevertheless, large U.S. planting intentions and beneficial early weather put the risks to the downside for both corn and soy beans.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several key aspects that contributed to outperformance of the Portfolio relative to the S&P North American Natural Resources Sector Index were overweight allocations to gold and diversified metals & mining and an underweight allocation to oil & gas refining and marketing. An overweight position and stock selection in oil & gas exploration and production also contributed significantly to outperformance.

The three strongest positive-contributing sub-industries to the Portfolio’s performance were gold, oil & gas exploration and production, and diversified metals & mining.

The Portfolio’s three strongest contributors were all gold mining companies. In order, these were: Agnico Eagle Mines, which benefited from strong operational performance, its continued focus on cost reduction, and its engineering-related restructuring; Barrick Gold, which benefited from the restructuring it has been undertaking and its leverage to gold prices; and, Randgold Resources, which also benefited from strong operational performance and, not least, from the continuing strength of its balance sheet and the options with which this provided it.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

The three weakest-contributing sub-industries to the Portfolio’s absolute performance were fertilizers & agricultural chemicals, oil & gas refining and marketing, and semiconductor equipment (solar energy). On a relative basis, an overweight allocation to fertilizers & agricultural chemicals, an underweight allocation and security selection in oil & gas storage and transportation, and an overweight allocation to forest products all detracted.

The Portfolio’s three weakest-contributing companies were fertilizers & agricultural chemicals company CF Industries Holdings, which was hit by concerns about both Chinese production (which continued unabated) and the value of the renminbi, in addition to concerns around nitrogen prices; oil & gas refining and marketing company Valero Energy, which suffered from the rebound in crude oil prices; and, semiconductor equipment (solar energy) company SunEdison.

Significant purchases by the Portfolio were made in the oil & gas exploration and production, and gold sub-industries. These saw new positions taken in oil & gas exploration and production companies PDC Energy and Hess. A new position was taken in gold mining company Newmont Mining.

The Portfolio’s largest sales during the period were the oil & gas refining and marketing company Valero Energy, the oil & gas equipment and services company Baker Hughes, and the oil & gas storage and transportation company Kinder Morgan (all eliminated by the Portfolio by period end).

Broadly speaking, on both an absolute and relative basis, the Portfolio increased its weighting to the gold, oil & gas exploration and production, and diversified metals & mining sub-industries over the period. The Portfolio decreased its weighting to the oil & gas equipment and services, oil & gas refining and marketing, and oil & gas storage and transportation sub-industries.

As of June 30, 2016, the Portfolio’s most substantially overweight positions relative to the benchmark were in the oil & gas exploration and production, and gold sub-industries. As of the same date, the Portfolio also held an overweight position in the diversified metals & mining sub-industry.

As of June 30, 2016, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that a substantially underweight position in relation to the benchmark. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage and transportation sub-industry. The Portfolio also held an underweight position in the oil & gas refining and marketing sub-industry.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	29.39	-11.69	-7.88	3.68
Class B	29.22	-11.87	-8.09	2.82
S&P North American Natural Resources Sector Index	19.56	-5.56	-3.13	5.19

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	5.0
Pioneer Natural Resources Co.	4.7
Cimarex Energy Co.	4.1
Halliburton Co.	4.1
Newfield Exploration Co.	4.1
Concho Resources, Inc.	4.0
Diamondback Energy, Inc.	3.9
EOG Resources, Inc.	3.9
Schlumberger, Ltd.	3.6
Parsley Energy, Inc. - Class A	3.5

Top Sectors

% of Net Assets
Energy	56.7
Materials	37.8
Industrials	1.4

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.80%	$1,000.00	$1,293.90	$4.56
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

Class B(a)	Actual	1.05%	$1,000.00	$1,292.20	$5.98
	Hypothetical*	1.05%	$1,000.00	$1,019.64	$5.27

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.8% of Net Assets

Security Description	Shares	Value

Chemicals—3.6%
Agrium, Inc. (a)	228,500	$20,660,970
CF Industries Holdings, Inc.	735,100	17,715,910

		38,376,880

Electrical Equipment—0.4%
Sunrun, Inc. (a) (b)	668,200	3,962,426

Energy Equipment & Services—11.9%
Halliburton Co.	953,700	43,193,073
Nabors Industries, Ltd.	2,006,600	20,166,330
Patterson-UTI Energy, Inc.	387,400	8,259,368
Schlumberger, Ltd.	486,700	38,488,236
Superior Energy Services, Inc. (a)	854,300	15,727,663

		125,834,670

Metals & Mining—31.9%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares) (a)	983,533	52,619,016
Barrick Gold Corp. (a)	1,599,300	34,145,055
Commercial Metals Co. (a)	595,400	10,062,260
Eldorado Gold Corp.	2,543,000	11,443,500
First Quantum Minerals, Ltd. (a)	4,033,000	28,313,255
Freeport-McMoRan, Inc.	973,600	10,845,904
Glencore plc (b)	16,738,337	34,198,707
Goldcorp, Inc.	1,817,900	34,776,427
Kinross Gold Corp. (b)	2,682,100	13,115,469
New Gold, Inc. (b)	2,592,700	11,356,026
Newmont Mining Corp.	633,800	24,794,256
Osisko Gold Royalties, Ltd. (a)	109,279	1,428,633
Petra Diamonds, Ltd. (a)	3,964,700	6,161,189
Randgold Resources, Ltd. (ADR) (a)	317,900	35,617,516
Steel Dynamics, Inc.	655,600	16,062,200
Teck Resources, Ltd. - Class B (a)	975,400	12,846,018

		337,785,431

Oil, Gas & Consumable Fuels—44.8%
Anadarko Petroleum Corp.	556,250	29,620,313
Cimarex Energy Co. (a)	367,600	43,862,032
Concho Resources, Inc. (a) (b)	357,050	42,585,353
CONSOL Energy, Inc. (a)	1,420,400	22,854,236
Diamondback Energy, Inc. (a) (b)	457,000	41,682,970
EOG Resources, Inc.	496,600	41,426,372
Golar LNG, Ltd. (a)	347,700	5,389,350
Green Plains, Inc. (a)	337,700	6,659,444
Gulfport Energy Corp. (b)	814,600	25,464,396
Hess Corp.	427,100	25,668,710
Laredo Petroleum, Inc. (b)	1,688,700	17,697,576
Newfield Exploration Co. (a) (b)	973,600	43,013,648
Parsley Energy, Inc. - Class A (a) (b)	1,380,800	37,364,448
PDC Energy, Inc. (a) (b)	437,100	25,181,331
Pioneer Natural Resources Co.	327,700	49,551,517
RSP Permian, Inc. (a) (b)	89,400	3,119,166
Scorpio Tankers, Inc.	566,200	2,378,040
SM Energy Co. (a)	407,200	10,994,400

		474,513,302

Paper & Forest Products—2.2%
Louisiana-Pacific Corp. (a) (b)	1,370,800	$23,783,380

Road & Rail—1.0%
Union Pacific Corp.	118,600	10,347,850

Total Common Stocks (Cost $964,349,777)		1,014,603,939

Short-Term Investments—15.6%

Mutual Funds—15.6%
AIM STIT-STIC Prime Portfolio	46,235,429	46,235,429
State Street Navigator Securities Lending MET Portfolio (c)	119,441,056	119,441,056

Total Short-Term Investments (Cost $165,676,485)		165,676,485

Total Investments—111.4% (Cost $1,130,026,262) (d)		1,180,280,424
Other assets and liabilities (net)—(11.4)%		(121,096,495)

Net Assets—100.0%		$1,059,183,929

(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $180,514,997 and the collateral received consisted of cash in the amount of $119,441,056 and non-cash collateral with a value of $63,804,187. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,130,026,262. The aggregate unrealized appreciation and depreciation of investments were $158,898,597 and $(108,644,435), respectively, resulting in net unrealized appreciation of $50,254,162.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$38,376,880	$—	$—	$38,376,880
Electrical Equipment	3,962,426	—	—	3,962,426
Energy Equipment & Services	125,834,670	—	—	125,834,670
Metals & Mining	297,425,535	40,359,896	—	337,785,431
Oil, Gas & Consumable Fuels	474,513,302	—	—	474,513,302
Paper & Forest Products	23,783,380	—	—	23,783,380
Road & Rail	10,347,850	—	—	10,347,850
Total Common Stocks	974,244,043	40,359,896	—	1,014,603,939
Total Short-Term Investments*	165,676,485	—	—	165,676,485
Total Investments	$1,139,920,528	$40,359,896	$—	$1,180,280,424

Collateral for Securities Loaned (Liability)	$—	$(119,441,056)	$—	$(119,441,056)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,180,280,424
Cash	30,971
Receivable for:
Fund shares sold	29,295
Dividends and interest	727,322
Prepaid expenses	6,621

Total Assets	1,181,074,633
Liabilities
Cash due to bank denominated in foreign currencies (c)	6
Collateral for securities loaned	119,441,056
Payables for:
Fund shares redeemed	1,527,620
Accrued Expenses:
Management fees	664,537
Distribution and service fees	27,691
Deferred trustees’ fees	75,480
Other expenses	154,314

Total Liabilities	121,890,704

Net Assets	$1,059,183,929

Net Assets Consist of:
Paid in surplus	$1,296,121,563
Undistributed net investment income	1,568,344
Accumulated net realized loss	(288,760,177)
Unrealized appreciation on investments and foreign currency transactions	50,254,199

Net Assets	$1,059,183,929

Net Assets
Class A	$924,090,354
Class B	135,093,575
Capital Shares Outstanding*
Class A	94,846,062
Class B	13,931,263
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.74
Class B	9.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,130,026,262.
(b)	Includes securities loaned at value of $180,514,997.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $6.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$5,350,665
Interest	50,252
Securities lending income	563,197

Total investment income	5,964,114
Expenses
Management fees	3,947,050
Administration fees	12,919
Custodian and accounting fees	46,860
Distribution and service fees—Class B	160,593
Audit and tax services	26,447
Legal	13,588
Trustees’ fees and expenses	15,990
Shareholder reporting	23,005
Insurance	3,554
Miscellaneous	10,354

Total expenses	4,260,360
Less management fee waiver	(57,576)
Less broker commission recapture	(31,922)

Net expenses	4,170,862

Net Investment Income	1,793,252

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(153,481,588)
Foreign currency transactions	(10,375)

Net realized loss	(153,491,963)

Net change in unrealized appreciation on:
Investments	441,393,549
Foreign currency transactions	91

Net change in unrealized appreciation	441,393,640

Net realized and unrealized gain	287,901,677

Net Increase in Net Assets From Operations	$289,694,929

(a)	Net of foreign withholding taxes of $149,429.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,793,252	$8,261,009
Net realized loss	(153,491,963)	(116,383,481)
Net change in unrealized appreciation (depreciation)	441,393,640	(267,741,713)

Increase (decrease) in net assets from operations	289,694,929	(375,864,185)

From Distributions to Shareholders
Net investment income
Class A	(7,529,545)	(4,538,788)
Class B	(774,707)	(282,297)

Total distributions	(8,304,252)	(4,821,085)

Increase (decrease) in net assets from capital share transactions	(88,546,055)	270,758,603

Total increase (decrease) in net assets	192,844,622	(109,926,667)

Net Assets
Beginning of period	866,339,307	976,265,974

End of period	$1,059,183,929	$866,339,307

Undistributed net investment income
End of period	$1,568,344	$8,079,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	22,362,284	$158,472,148	29,202,455	$297,797,116
Reinvestments	786,786	7,529,545	388,928	4,538,788
Redemptions	(27,374,331)	(240,461,565)	(4,823,710)	(59,007,302)

Net increase (decrease)	(4,225,261)	$(74,459,872)	24,767,673	$243,328,602

Class B
Sales	1,955,848	$14,336,518	4,747,123	$45,406,659
Reinvestments	81,377	774,707	24,294	282,297
Redemptions	(3,242,570)	(29,197,408)	(1,662,099)	(18,258,955)

Net increase (decrease)	(1,205,345)	$(14,086,183)	3,109,318	$27,430,001

Increase (decrease) derived from capital shares transactions		$(88,546,055)		$270,758,603

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.59		$11.32	$14.21	$12.91	$13.52	$18.06

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.08	0.08	0.08	0.13	0.04
Net realized and unrealized gain (loss) on investments	2.21		(3.76)	(2.66)	1.34	0.25	(2.56)

Total from investment operations	2.23		(3.68)	(2.58)	1.42	0.38	(2.52)

Less Distributions
Distributions from net investment income	(0.08)		(0.05)	(0.08)	(0.12)	0.00	(0.24)
Distributions from net realized capital gains	0.00		0.00	(0.23)	0.00	(0.99)	(1.78)

Total distributions	(0.08)		(0.05)	(0.31)	(0.12)	(0.99)	(2.02)

Net Asset Value, End of Period	$9.74		$7.59	$11.32	$14.21	$12.91	$13.52

Total Return (%) (b)	29.39	(c)	(32.64)	(18.63)	11.06	2.80	(16.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.81	0.81	0.81	0.82	0.82
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.80	0.80	0.80	0.82	0.82
Ratio of net investment income to average net assets (%)	0.39	(d)	0.82	0.56	0.64	0.98	0.25
Portfolio turnover rate (%)	32	(c)	25	39	36	23	42
Net assets, end of period (in millions)	$924.1		$752.1	$841.0	$1,018.8	$828.1	$695.7

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.55		$11.25	$14.12	$12.83	$13.47	$18.01

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.06	0.04	0.05	0.09	0.00 (f)
Net realized and unrealized gain (loss) on investments	2.20		(3.74)	(2.64)	1.33	0.26	(2.55)

Total from investment operations	2.21		(3.68)	(2.60)	1.38	0.35	(2.55)

Less Distributions
Distributions from net investment income	(0.06)		(0.02)	(0.04)	(0.09)	0.00	(0.21)
Distributions from net realized capital gains	0.00		0.00	(0.23)	0.00	(0.99)	(1.78)

Total distributions	(0.06)		(0.02)	(0.27)	(0.09)	(0.99)	(1.99)

Net Asset Value, End of Period	$9.70		$7.55	$11.25	$14.12	$12.83	$13.47

Total Return (%) (b)	29.22	(c)	(32.76)	(18.82)	10.76	2.58	(16.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.06	1.06	1.06	1.07	1.07
Net ratio of expenses to average net assets (%) (e)	1.05	(d)	1.05	1.05	1.05	1.07	1.07
Ratio of net investment income to average net assets (%)	0.12	(d)	0.56	0.31	0.38	0.72	0.01
Portfolio turnover rate (%)	32	(c)	25	39	36	23	42
Net assets, end of period (in millions)	$135.1		$114.2	$135.3	$158.8	$165.1	$153.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs) and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$317,952,649	$0	$418,985,761

The Portfolio engaged in security transactions with other accounts managed by Van Eck Associates Corporation that amounted to $10,673,258 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,947,050	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $500 million and under $1 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$4,821,085	$6,134,646	$—	$18,832,592	$4,821,085	$24,967,238

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$8,153,563	$—	$(394,750,203)	$(131,657,426)	$(518,254,066)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the post-enactment accumulated short-term capital losses were $37,759,307 and the post-enactment accumulated long-term capital losses were $93,898,119.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 5.56%, 5.45%, and 5.55%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.31%.

MARKET ENVIRONMENT / CONDITIONS

Despite a very sluggish first quarter, the U.S. economy generally improved over the first half of 2016, as the post-crisis trend of steady but unspectacular economic growth continued. After several shifts in messaging, the Federal Reserve (the “Fed”) remained highly accommodative throughout the period and kept rates on hold. Notwithstanding the volatility of the first six weeks of the year, risk markets generally performed well. Equity market gains were respectable, with the S&P 500 Index up 3.8% during the six-month period. International events, such as the Brexit (the U.K. referendum on leaving the European Union) vote, threatened to roil markets but largely had only modest effects.

The economy grew at a real annualized rate of 1.4% in the fourth quarter of 2015, resulting in 2.4% annual growth for 2015, which was the same annual growth rate in 2014. In a familiar pattern, expectations for the economy heading into 2016 were fairly high, only to be disappointed in the first months of the year. First quarter 2016 gross domestic product registered an anemic increase of only 0.5% and was eventually revised up to 1.1%. Positive contributions from residential investment were a principal contributor to the revision. Other areas of note were increased contributions from personal consumption expenditures, government spending and exports. Manufacturing related data, however, continued to be weak. The labor market seems to be cooling recently even though the unemployment rate ticked down from 5.0% at the end of 2015 to 4.9% by the end of June. Recent jobs numbers have been especially volatile as the economy added 287,000 in June after a dismal May jobs number of only 11,000. Looking past the monthly volatility it is evident that the jobs growth trend is slowing as gains averaged 171,500 per month over the first six months.

After the Fed raised interest rates for the first time in nearly a decade last December, the Fed entered 2016 with a goal of gradual but continuous rate hikes. Market turmoil and weak global economic data, however, forced the Fed to pause and pivot to a more dovish stance. Fed Chair Janet Yellen’s speech on March 29th confirmed this pivot as she described the need to observe financial conditions very carefully. Her discussion of the asymmetry of policy risks when growth was at a low level clarified the need for greater caution in raising rates. The Fed seemed to be focused on risk management as opposed to a very straightforward, data-dependent path of higher interest rates.

However, during the second quarter the Fed shifted its message abruptly and reinforced its position coming into the year with a clear and definitive bias to tighten. They were only awaiting the expected improvement in the data to warrant the next hike. The Fed had endorsed the notion that growth will be improving sharply from the disappointing 1.1% growth in the first quarter. But the Fed decided to keep rates on hold in June as Federal Open Market Committee participants expressed concerns about job growth, downside risks to their economic outlook, and wanting to know the impact a Brexit vote could have on the U.S. economy. Now that the U.K. has voted to leave the European Union, this only increased the Fed’s concern and uncertainty and they have most likely adopted a wait and see approach.

The price of West Texas Intermediate (WTI) crude oil continued its precipitous descent in 2016 by dropping as low as $26.21 in the first quarter before recovering to end June at $48.33. This recovery benefited energy producers, a major component of high-yield bond indices, which suffered during the price plunge. Many producers had responded to the drop in oil prices by reducing capital expenditures, raising equity capital and retiring older and less efficient rigs. Going forward, the survivors are generally better situated to operate profitably despite lower prices.

Markets were rattled at the end of June as the U.K. defied the betting lines and unexpectedly voted to leave the European Union. Treasuries immediately rallied as investors sought safe haven assets and while spread sectors underperformed, the markets were orderly and no panic selling was detected. In fact, the spread sector underperformance lasted only a couple of days and these markets recovered over the last few days of the month but Treasuries continued to rally. While the Brexit vote will clearly have major political implications, investors were unsure how significant the economic impact will be.

Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and 28, 2016. Despite the extreme sell-off during the first six weeks of the year, spread product sectors including investment grade and high yield credit, structured products and emerging markets have all done well in the first half of the year as spreads have tightened and they’ve generated positive excess returns over Treasuries.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark for the six month reporting period ending June 30, 2016. The main contributor to performance was the Portfolio’s high yield allocation. High yield bonds benefited from stabilizing market sentiment and strong investor demand in the second quarter following a volatile start of the year.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Our tactical overweight to duration over the period also contributed to performance as U.S. and global yields declined markedly. The Portfolio’s emerging markets allocation also contributed to performance as the sector saw meaningful positive excess returns as fears of a global recession abated and energy prices rallied in the first quarter of the year. The Portfolio’s underweight to Agency mortgage-backed securities (“MBS”) helped performance as the sector underperformed Treasuries of similar interest rate risk.

The largest detractor from performance was the Portfolio’s overweight to commercial MBS (“CMBS”) securities. The CMBS market, in particular, experienced a great deal of volatility in early 2016, as well as a withdrawal of liquidity, a decline in trading volumes and an increased regulatory burden. Despite the various challenges the commercial real estate market faces, at period end we continued to believe CMBS securities remained attractively priced given our fundamental outlook and we maintained the Portfolio’s overweight positioning to that sector. Yield curve strategies were also a detractor to the Portfolio’s performance as well as non-U.S. dollar exposure, particular short euro and yen positions.

Interest rate options, futures, and swaps were used for managing duration and curve positioning and contributed to performance during the first half of the year. FX forwards, swaps, and options used to manage currency exposures detracted from performance. In aggregate, the Portfolio’s total derivative exposure detracted slightly from performance during the period.

We remained cautiously optimistic that global growth will hold up, but we are revisiting and rethinking this position given the uncertainty that Brexit has introduced. We expect that the U.S. economy can continue to expand at roughly 1.5% and the global economy at approximately 3%. This expectation will require that global central banks remain accommodative, but it suggests that spread sectors should outperform U.S. Treasuries and other developed country sovereign bonds; however, the downside risks to growth and inflation are real.

Over the last six months, we increased exposure to Investment Grade and High Yield Credit, and Emerging Markets securities. We generally increased our duration positioning over the first half of the year as rates trended higher. We also increased our overweight to longer key rate durations as the curve steepened significantly over the period.

At period end, we continued to maintain exposure to the global Investment Grade Credit (25%) and High Yield Credit (24%) sectors, where we believed the fundamental outlook and management of companies remain positive, particularly in the Financials sector. The Portfolio also remained positioned to benefit from risk premiums in emerging market bonds (19%), diversified across sovereign debt in local currencies, sovereign debt in U.S. dollars and select emerging market corporate issuers. The Portfolio remained overweight CMBS (6%) and Non-Agency MBS (6%) as we continued to see these sectors representing good risk-adjusted value and having less sensitivity to changes in commodity prices—a key driver of market volatility over the past two years.

S. Kenneth Leech

Michael Buchanan

Carl L. Eichstaedt

Mark S. Lindbloom

Chia-Liang Lian

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	5.56	3.17	4.82	6.18
Class B	5.45	2.97	4.56	5.92
Class E	5.55	3.07	4.68	6.03
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	5.13

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
Corporate Bonds & Notes	52.1
U.S. Treasury & Government Agencies	15.3
Foreign Government	14.2
Mortgage-Backed Securities	10.7
Asset-Backed Securities	2.4
Investment Company Securities	0.7
Floating Rate Loans	0.3
Municipals	0.3
Convertible Preferred Stocks	0.2
Preferred Stocks	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.56%	$1,000.00	$1,055.60	$2.86
	Hypothetical*	0.56%	$1,000.00	$1,022.08	$2.82

Class B(a)	Actual	0.81%	$1,000.00	$1,054.50	$4.14
	Hypothetical*	0.81%	$1,000.00	$1,020.89	$4.07

Class E(a)	Actual	0.71%	$1,000.00	$1,055.50	$3.63
	Hypothetical*	0.71%	$1,000.00	$1,021.33	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—52.1% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance 5.125%, 09/07/42	120,000	$126,567

Aerospace/Defense—0.5%
Harris Corp. 4.854%, 04/27/35	570,000	625,733
5.054%, 04/27/45	1,089,000	1,235,183
Lockheed Martin Corp. 3.100%, 01/15/23	220,000	231,877
3.550%, 01/15/26	2,261,000	2,456,016
4.700%, 05/15/46	11,101,000	13,085,537
Raytheon Co. 3.125%, 10/15/20	30,000	32,158
United Technologies Corp. 4.500%, 06/01/42	290,000	332,140

		17,998,644

Agriculture—0.9%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	12,675,000	10,694,531
Altria Group, Inc. 5.375%, 01/31/44 (a)	1,129,000	1,447,492
Reynolds American, Inc. 4.450%, 06/12/25	2,000,000	2,239,876
4.850%, 09/15/23	2,960,000	3,379,533
5.850%, 08/15/45	12,115,000	15,479,711

		33,241,143

Airlines—0.0%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	726,630	748,429
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	346,557	366,484
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	428,265	425,054
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	12,757	13,267

		1,553,234

Apparel—0.1%
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,458,125

Auto Manufacturers—0.7%
Ford Motor Co. 4.750%, 01/15/43 (a)	2,210,000	2,339,248
Ford Motor Credit Co. LLC 3.200%, 01/15/21	1,740,000	1,792,346
3.664%, 09/08/24 (a)	720,000	745,646
General Motors Co. 6.600%, 04/01/36	5,134,000	5,887,199
6.750%, 04/01/46	10,000,000	11,861,850
General Motors Financial Co., Inc. 5.250%, 03/01/26	1,660,000	1,804,561

		24,430,850

Auto Parts & Equipment—0.8%
American Axle & Manufacturing, Inc. 6.250%, 03/15/21	2,100,000	2,178,750
6.625%, 10/15/22 (a)	1,590,000	1,701,300
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26	3,630,000	3,698,062
Schaeffler Finance B.V. 4.250%, 05/15/21 (144A)	4,000,000	4,055,000
Schaeffler Holding Finance B.V. 6.750%, 11/15/22 (144A) (a) (b)	2,179,090	2,396,999
ZF North America Capital, Inc. 4.500%, 04/29/22 (144A)	1,425,000	1,444,594
4.750%, 04/29/25 (144A)	12,130,000	12,289,146

		27,763,851

Banks—9.6%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	3,831,000	3,976,884
Bank of America Corp. 3.875%, 08/01/25	1,040,000	1,103,243
4.000%, 01/22/25	19,810,000	20,192,551
4.125%, 01/22/24	880,000	946,510
4.200%, 08/26/24	2,380,000	2,460,249
4.250%, 10/22/26 (a)	7,628,000	7,910,907
6.300%, 03/10/26 (c)	375,000	398,438
6.500%, 10/23/24 (a) (c)	5,525,000	5,884,125
Barclays Bank plc 7.625%, 11/21/22	13,000,000	13,991,250
10.179%, 06/12/21 (144A)	1,180,000	1,485,648
Barclays plc 4.375%, 01/12/26	1,575,000	1,590,278
BNP Paribas S.A. 4.375%, 05/12/26 (144A) (a)	11,070,000	11,184,464
7.625%, 03/30/21 (144A) (c)	2,850,000	2,850,000
BPCE S.A. 4.875%, 04/01/26 (144A)	12,000,000	12,311,484
5.150%, 07/21/24 (144A)	420,000	437,054
CIT Group, Inc. 5.000%, 08/15/22	1,482,000	1,507,935
Citigroup, Inc. 4.050%, 07/30/22	2,000,000	2,107,186
4.400%, 06/10/25	1,470,000	1,537,045
4.450%, 09/29/27	26,474,000	27,271,159
5.350%, 05/15/23 (a) (c)	560,000	526,848
5.900%, 02/15/23 (c)	1,475,000	1,452,875
5.950%, 01/30/23 (c)	3,606,000	3,563,179
5.950%, 05/15/25 (c)	2,790,000	2,727,225
6.300%, 05/15/24 (c)	850,000	845,665
Cooperatieve Rabobank UA 4.375%, 08/04/25 (a)	1,470,000	1,535,456
5.250%, 08/04/45 (a)	1,530,000	1,700,826
5.750%, 12/01/43	1,480,000	1,724,185
11.000%, 06/30/19 (144A) (c)	415,000	494,888
Corpbanca S.A. 3.875%, 09/22/19	6,290,000	6,590,725
Credit Agricole S.A. 4.375%, 03/17/25 (144A) (a)	500,000	505,243

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Agricole S.A. 7.875%, 01/23/24 (144A) (c)	1,750,000	$1,671,250
8.125%, 12/23/25 (144A) (a) (c)	4,540,000	4,508,965
8.375%, 10/13/19 (144A) (a) (c)	640,000	714,528
Credit Suisse Group AG 7.500%, 12/11/23 (144A) (a) (c)	1,665,000	1,673,325
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45	1,560,000	1,553,470
Goldman Sachs Group, Inc. (The) 3.750%, 02/25/26	1,660,000	1,747,152
4.000%, 03/03/24 (a)	3,180,000	3,399,643
4.250%, 10/21/25	15,890,000	16,425,318
5.150%, 05/22/45	3,184,000	3,321,743
5.250%, 07/27/21	1,330,000	1,500,881
6.750%, 10/01/37	2,000,000	2,467,068
7.500%, 02/15/19	20,000	22,872
HSBC Holdings plc 3.900%, 05/25/26 (a)	16,950,000	17,438,431
4.250%, 08/18/25 (a)	2,253,000	2,273,554
5.250%, 03/14/44 (a)	3,700,000	3,909,124
6.375%, 09/17/24 (a) (c)	1,290,000	1,219,050
ICICI Bank, Ltd. 5.750%, 11/16/20 (a)	9,290,000	10,421,438
Intesa Sanpaolo S.p.A. 6.500%, 02/24/21 (144A) (a)	1,175,000	1,337,045
Itau Unibanco Holding S.A. 2.850%, 05/26/18 (a)	10,770,000	10,726,920
JPMorgan Chase & Co. 3.375%, 05/01/23 (a)	600,000	611,717
3.625%, 05/13/24	690,000	732,679
3.875%, 09/10/24	6,352,000	6,576,461
4.350%, 08/15/21	10,000	11,001
4.500%, 01/24/22	160,000	178,055
6.750%, 02/01/24 (a) (c)	1,105,000	1,216,881
Lloyds Banking Group plc 4.582%, 12/10/25 (144A)	3,011,000	3,026,832
4.650%, 03/24/26 (a)	10,300,000	10,429,914
7.500%, 06/27/24 (c)	2,360,000	2,306,900
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A) (a)	2,100,000	2,174,134
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,247,469
4.100%, 05/22/23	2,500,000	2,592,155
4.875%, 11/01/22	450,000	492,775
6.625%, 04/01/18	714,000	773,814
Nordea Bank AB 4.250%, 09/21/22 (144A)	3,400,000	3,593,351
Oversea-Chinese Banking Corp., Ltd. 4.250%, 06/19/24 (a)	10,230,000	10,825,233
PNC Financial Services Group, Inc. (The) 6.750%, 08/01/21 (c)	1,970,000	2,198,815
Royal Bank of Scotland Group plc 4.800%, 04/05/26	400,000	406,828
5.125%, 05/28/24 (a)	1,330,000	1,296,887
6.000%, 12/19/23	875,000	889,116
6.100%, 06/10/23	780,000	797,736

Banks—(Continued)
Royal Bank of Scotland Group plc 6.125%, 12/15/22	390,000	408,998
Royal Bank of Scotland NV 4.650%, 06/04/18	410,000	420,166
Royal Bank of Scotland plc (The) 13.125%, 03/19/22 (AUD) (c)	1,580,000	1,245,824
Santander Holdings USA, Inc. 4.500%, 07/17/25	890,000	914,207
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (a)	7,791,000	7,689,873
7.375%, 06/24/22 (GBP) (c)	2,620,000	3,234,947
Santander UK plc 7.950%, 10/26/29	272,000	331,840
Scotia Bank Peru DPR Finance Co. 3.403%, 03/15/17 (144A) (c) (d)	157,895	157,823
Standard Chartered plc 3.950%, 01/11/23 (144A) (a)	2,425,000	2,351,239
5.700%, 03/26/44 (144A) (a)	17,500,000	17,805,917
UBS AG 7.625%, 08/17/22	2,850,000	3,227,625
UBS Group Funding Jersey, Ltd. 4.125%, 09/24/25 (144A)	660,000	684,122
Wachovia Capital Trust III 5.570%, 08/01/16 (c)	1,021,000	1,008,276
Wells Fargo & Co. 4.300%, 07/22/27 (a)	17,670,000	19,078,847
Wells Fargo Capital X 5.950%, 12/15/36	380,000	400,900

		338,484,659

Beverages—1.5%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	8,882,000	9,514,807
4.900%, 02/01/46	12,995,000	15,228,087
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	1,450,759
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc. 10.625%, 08/01/18 (144A)	370,000	352,425
Constellation Brands, Inc. 4.250%, 05/01/23	2,500,000	2,600,000
4.750%, 11/15/24 (a)	11,649,000	12,260,572
4.750%, 12/01/25	1,500,000	1,580,625
6.000%, 05/01/22	2,282,000	2,550,135
Dr Pepper Snapple Group, Inc. 3.400%, 11/15/25	2,204,000	2,342,149
4.500%, 11/15/45	1,102,000	1,215,039
PepsiCo, Inc. 4.250%, 10/22/44	751,000	842,396
4.450%, 04/14/46	1,178,000	1,374,702

		51,311,696

Biotechnology—0.4%
Biogen, Inc. 3.625%, 09/15/22	1,350,000	1,433,037
4.050%, 09/15/25	1,625,000	1,749,233

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Celgene Corp. 3.875%, 08/15/25 (a)	1,120,000	$1,194,664
5.000%, 08/15/45	920,000	1,013,232
Gilead Sciences, Inc. 2.550%, 09/01/20 (a)	1,675,000	1,740,474
3.500%, 02/01/25	2,525,000	2,691,852
4.600%, 09/01/35	1,800,000	2,001,411
4.750%, 03/01/46 (a)	1,675,000	1,904,647

		13,728,550

Building Materials—0.1%
Hardwoods Acquisition, Inc. 7.500%, 08/01/21 (144A)	2,800,000	2,128,000
NWH Escrow Corp. 7.500%, 08/01/21 (144A)	550,000	407,000
Ply Gem Industries, Inc. 6.500%, 02/01/22	1,540,000	1,493,800

		4,028,800

Chemicals—0.5%
Axiall Corp. 4.875%, 05/15/23 (a)	1,820,000	1,870,050
Eagle Spinco, Inc. 4.625%, 02/15/21	2,190,000	2,242,013
Eastman Chemical Co. 4.800%, 09/01/42	740,000	767,021
Ecolab, Inc. 4.350%, 12/08/21	70,000	79,244
OCP S.A. 5.625%, 04/25/24	9,930,000	10,525,800
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	40,000	44,108
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A)	1,275,000	1,102,875

		16,631,111

Coal—0.0%
Murray Energy Corp. 11.250%, 04/15/21 (144A)	4,550,000	1,274,000

Commercial Services—0.8%
AA Bond Co., Ltd. 5.500%, 07/31/22 (GBP)	2,690,000	3,410,961
ADT Corp. (The) 4.125%, 06/15/23	4,070,000	3,810,537
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,043,094
Cleveland Clinic Foundation (The) 4.858%, 01/01/2114	1,450,000	1,616,741
Massachusetts Institute of Technology 5.600%, 07/01/2111	800,000	1,138,457
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	2,141,438

Commercial Services—(Continued)
Total System Services, Inc. 4.800%, 04/01/26	2,201,000	2,386,729
UBM plc 5.750%, 11/03/20 (144A)	50,000	54,104
United Rentals North America, Inc. 5.875%, 09/15/26 (a)	9,600,000	9,528,000
6.125%, 06/15/23 (a)	1,850,000	1,926,313
University of Southern California 5.250%, 10/01/2111	550,000	738,088
Verisk Analytics, Inc. 5.500%, 06/15/45 (a)	1,571,000	1,615,549

		29,410,011

Computers—0.5%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A) (d)	990,000	415,800
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.480%, 06/01/19 (144A)	1,000,000	1,024,410
4.420%, 06/15/21 (144A)	14,500,000	14,924,429

		16,364,639

Diversified Financial Services—2.1%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.950%, 02/01/22 (a)	8,000,000	8,000,000
4.625%, 10/30/20	1,060,000	1,098,955
4.625%, 07/01/22 (a)	600,000	614,448
5.000%, 10/01/21	7,056,000	7,338,240
Ally Financial, Inc. 5.750%, 11/20/25 (a)	5,392,000	5,405,480
8.000%, 11/01/31	1,025,000	1,186,438
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,704,587
GE Capital International Funding Co. 2.342%, 11/15/20 (144A)	538,000	554,227
4.418%, 11/15/35 (144A)	2,885,000	3,235,776
International Lease Finance Corp. 6.250%, 05/15/19	2,470,000	2,645,988
8.250%, 12/15/20 (a)	2,613,000	3,089,402
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	135,472
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	3,200,000	3,567,347
6.250%, 01/14/21 (144A)	400,000	457,168
Navient Corp. 5.000%, 10/26/20	5,811,000	5,447,812
5.875%, 10/25/24	3,150,000	2,693,250
8.000%, 03/25/20	1,610,000	1,645,227
Quicken Loans, Inc. 5.750%, 05/01/25 (144A) (a)	19,470,000	18,788,550
Visa, Inc. 3.150%, 12/14/25	2,670,000	2,854,526

		72,462,893

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—1.4%
Calpine Corp. 5.250%, 06/01/26 (144A) (a)	3,270,000	$3,261,825
5.875%, 01/15/24 (144A)	874,000	908,960
Comision Federal de Electricidad 6.125%, 06/16/45 (144A)	10,430,000	11,042,762
Electricite de France S.A. 5.250%, 01/29/23 (144A) (c)	950,000	911,905
Enel S.p.A. 7.750%, 09/10/75 (GBP) (c)	2,450,000	3,460,034
Exelon Corp. 5.625%, 06/15/35	255,000	304,208
FirstEnergy Corp. 4.250%, 03/15/23	1,560,000	1,609,404
7.375%, 11/15/31	3,550,000	4,406,327
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	4,778,476
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (d)	2,802,397	2,998,565
Pacific Gas & Electric Co. 6.050%, 03/01/34	1,180,000	1,572,182
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	729,340	767,592
Perusahaan Listrik Negara PT 5.500%, 11/22/21 (a)	9,750,000	10,608,195
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,314,420

		47,944,855

Electronics—0.1%
Flextronics International, Ltd. 4.625%, 02/15/20 (a)	780,000	807,300
5.000%, 02/15/23	1,300,000	1,348,750
Sanmina Corp. 4.375%, 06/01/19 (144A)	2,320,000	2,372,200

		4,528,250

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A) (d)	1,539,668	1,585,763

Engineering & Construction—0.3%
CRCC Yuxiang, Ltd. 3.500%, 05/16/23	10,520,000	10,823,260

Entertainment—0.1%
Greektown Holdings LLC / Greektown Mothership Corp. 8.875%, 03/15/19 (144A)	1,150,000	1,193,125
Vougeot Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,416,618

		4,609,743

Environmental Control—0.0%
Waste Management, Inc. 3.500%, 05/15/24	890,000	961,933

Environmental Control—(Continued)
Waste Management, Inc. 4.600%, 03/01/21	180,000	200,107
7.375%, 05/15/29	190,000	266,279

		1,428,319

Food—0.4%
Dole Food Co., Inc. 7.250%, 05/01/19 (144A)	8,520,000	8,498,700
Kraft Heinz Foods Co. 3.500%, 06/06/22 (a)	570,000	606,205
3.950%, 07/15/25 (144A)	280,000	304,438
4.875%, 02/15/25 (144A)	1,157,000	1,268,884
5.000%, 07/15/35 (144A)	380,000	435,830
5.200%, 07/15/45 (144A)	390,000	461,822
R&R Ice Cream plc 5.500%, 05/15/20 (GBP)	2,550,000	3,454,093

		15,029,972

Forest Products & Paper—0.0%
Resolute Forest Products, Inc. 5.875%, 05/15/23 (a)	460,000	362,250

Healthcare-Products—0.7%
DJO Finance LLC / DJO Finance Corp. 10.750%, 04/15/20 (144A)	2,060,000	1,668,600
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	4,570,000	3,953,050
Immucor, Inc. 11.125%, 08/15/19	4,810,000	4,377,100
Medtronic, Inc. 3.150%, 03/15/22 (a)	2,393,000	2,553,736
3.500%, 03/15/25 (a)	1,730,000	1,885,916
Universal Hospital Services, Inc. 7.625%, 08/15/20 (a)	10,255,000	9,421,781

		23,860,183

Healthcare-Services—1.9%
Amsurg Corp. 5.625%, 11/30/20	2,565,000	2,648,362
5.625%, 07/15/22	963,000	989,483
Centene Corp. 4.750%, 05/15/22	6,600,000	6,732,000
5.625%, 02/15/21 (144A)	1,906,000	1,987,005
6.125%, 02/15/24 (144A)	3,073,000	3,266,983
DaVita HealthCare Partners, Inc. 5.000%, 05/01/25 (a)	3,460,000	3,429,725
5.125%, 07/15/24	730,000	738,103
5.750%, 08/15/22	3,500,000	3,661,875
Dignity Health 3.812%, 11/01/24	1,800,000	1,921,684
4.500%, 11/01/42	339,000	361,962
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	722,750
5.875%, 01/31/22 (144A)	3,225,000	3,535,406

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc. 4.750%, 05/01/23 (a)	590,000	$604,750
5.250%, 04/15/25 (a)	1,655,000	1,729,475
5.250%, 06/15/26	1,270,000	1,318,419
5.375%, 02/01/25	4,615,000	4,730,375
5.875%, 05/01/23	50,000	53,250
5.875%, 02/15/26	190,000	197,125
6.500%, 02/15/20	1,550,000	1,714,687
7.500%, 02/15/22	6,583,000	7,484,871
7.690%, 06/15/25	1,817,000	1,944,190
8.360%, 04/15/24	50,000	56,500
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 05/15/19	10,520,000	10,105,775
Memorial Sloan-Kettering Cancer Center 4.200%, 07/01/55	1,825,000	2,063,033
Tenet Healthcare Corp. 6.750%, 06/15/23 (a)	1,847,000	1,768,502
8.125%, 04/01/22	3,655,000	3,745,644

		67,511,934

Holding Companies-Diversified—0.4%
Argos Merger Sub, Inc. 7.125%, 03/15/23 (144A) (a)	4,716,000	4,857,480
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP)	2,410,000	3,425,966
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A)	6,940,000	7,269,650

		15,553,096

Home Builders—0.8%
Meritage Homes Corp. 7.000%, 04/01/22	2,500,000	2,700,000
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	3,955,000	3,945,112
5.625%, 03/01/24 (144A)	6,000,000	5,850,000
5.875%, 04/15/23 (144A)	780,000	783,900
William Lyon Homes, Inc. 5.750%, 04/15/19	4,247,000	4,162,060
7.000%, 08/15/22	8,040,000	7,959,600
8.500%, 11/15/20	3,060,000	3,144,150

		28,544,822

Household Products/Wares—0.4%
Sun Products Corp. (The) 7.750%, 03/15/21 (144A) (a)	12,980,000	13,450,525

Housewares—0.7%
American Greetings Corp. 7.375%, 12/01/21	1,505,000	1,561,438
Newell Brands, Inc. 3.850%, 04/01/23 (a)	2,750,000	2,916,840
4.200%, 04/01/26	7,000,000	7,588,357
5.500%, 04/01/46	10,200,000	12,135,215

		24,201,850

Insurance—0.8%
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,630,000	1,654,450
American International Group, Inc. 3.750%, 07/10/25 (a)	1,380,000	1,406,503
6.250%, 03/15/87 (c)	453,000	462,060
AXA S.A. 8.600%, 12/15/30	1,320,000	1,808,400
Berkshire Hathaway, Inc. 2.750%, 03/15/23	1,101,000	1,137,588
3.125%, 03/15/26	1,101,000	1,154,447
Chubb INA Holdings, Inc. 2.300%, 11/03/20	350,000	359,848
3.350%, 05/03/26	470,000	500,972
4.350%, 11/03/45	1,104,000	1,270,064
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,533,863
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,319,828
Prudential Financial, Inc. 5.625%, 06/15/43 (c)	550,000	573,551
5.875%, 09/15/42 (a) (c)	1,200,000	1,297,500
8.875%, 05/15/38 (c)	915,000	1,006,500
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	1,987,776
6.850%, 12/16/39 (144A)	2,546,000	3,458,629
TIAA Asset Management Finance Co. LLC 4.125%, 11/01/24 (144A)	1,807,000	1,898,244
Trinity Acquisition plc 4.400%, 03/15/26	1,650,000	1,722,805

		27,553,028

Internet—0.6%
Alibaba Group Holding, Ltd. 3.125%, 11/28/21 (a)	10,475,000	10,712,311
Amazon.com, Inc. 4.800%, 12/05/34	4,581,000	5,388,209
eBay, Inc. 3.800%, 03/09/22	1,095,000	1,163,524
Netflix, Inc. 5.375%, 02/01/21 (a)	2,453,000	2,605,061
Priceline Group, Inc. (The) 3.650%, 03/15/25	1,625,000	1,721,421

		21,590,526

Iron/Steel—0.2%
Vale Overseas, Ltd. 6.875%, 11/10/39	7,980,000	7,264,194

Leisure Time—0.5%
Gibson Brands, Inc. 8.875%, 08/01/18 (144A) (a)	2,640,000	1,465,200
NCL Corp., Ltd. 4.625%, 11/15/20 (144A)	2,590,000	2,585,131
5.250%, 11/15/19 (144A)	6,305,000	6,368,050

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Viking Cruises, Ltd. 8.500%, 10/15/22 (144A)	9,800,000	$8,354,500

		18,772,881

Lodging—0.4%
MCE Finance, Ltd. 5.000%, 02/15/21 (144A)	2,450,000	2,424,336
MGM Resorts International 6.000%, 03/15/23 (a)	6,592,000	6,954,560
6.625%, 12/15/21	4,180,000	4,545,750

		13,924,646

Machinery-Construction & Mining—0.0%
Ormat Funding Corp. 8.250%, 12/30/20	506,834	501,766

Media—2.7%
Altice Financing S.A. 6.625%, 02/15/23 (144A)	5,340,000	5,243,186
7.500%, 05/15/26 (144A)	5,000,000	4,900,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/25 (144A)	880,000	893,200
5.875%, 04/01/24 (144A) (a)	2,184,000	2,265,900
6.625%, 01/31/22	2,300,000	2,426,500
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22 (144A)	280,000	300,926
4.908%, 07/23/25 (144A)	3,660,000	4,001,485
6.384%, 10/23/35 (144A)	4,647,000	5,502,908
6.484%, 10/23/45 (144A)	1,100,000	1,313,423
DISH DBS Corp. 5.000%, 03/15/23	3,247,000	2,954,770
5.875%, 07/15/22 (a)	2,880,000	2,800,800
5.875%, 11/15/24	2,450,000	2,278,500
6.750%, 06/01/21	75,000	77,719
7.750%, 07/01/26 (144A)	3,630,000	3,738,900
Neptune Finco Corp. 6.625%, 10/15/25 (144A)	2,680,000	2,814,000
10.125%, 01/15/23 (144A)	1,125,000	1,260,000
10.875%, 10/15/25 (144A) (a)	6,447,000	7,369,695
Numericable-SFR S.A. 6.000%, 05/15/22 (144A)	7,185,000	6,987,412
7.375%, 05/01/26 (144A)	3,040,000	3,005,800
Time Warner Cable, Inc. 5.875%, 11/15/40	1,942,000	2,114,813
6.550%, 05/01/37	1,000,000	1,165,214
6.750%, 06/15/39	50,000	58,745
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	5,975,000	6,004,875
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	9,890,000	9,778,737
6.750%, 09/15/22 (144A)	1,400,000	1,477,000

Media—(Continued)
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	2,296,000	2,273,040
Viacom, Inc. 3.875%, 04/01/24 (a)	240,000	243,768
Virgin Media Finance plc 6.000%, 10/15/24 (144A)	3,985,000	3,910,281
6.375%, 10/15/24 (GBP)	2,510,000	3,324,729
Virgin Media Secured Finance plc 5.375%, 04/15/21 (144A)	2,736,900	2,784,796
5.500%, 08/15/26 (144A)	3,000,000	2,917,500

		96,188,622

Metal Fabricate/Hardware—0.0%
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	355,484

Mining—2.7%
Alcoa, Inc. 5.125%, 10/01/24 (a)	2,125,000	2,119,687
Anglo American Capital plc 2.625%, 04/03/17 (144A)	850,000	847,450
2.625%, 09/27/17 (144A)	3,000,000	2,985,000
Barrick Gold Corp. 4.100%, 05/01/23 (a)	2,521,000	2,659,315
5.250%, 04/01/42	4,000,000	4,082,800
6.950%, 04/01/19	57,000	63,499
Barrick North America Finance LLC 4.400%, 05/30/21	400,000	430,684
5.750%, 05/01/43 (a)	11,289,000	12,258,544
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	160,000	166,104
3.250%, 11/21/21	430,000	454,489
5.000%, 09/30/43	750,000	871,479
6.250%, 10/19/75 (144A) (a) (c)	2,392,000	2,518,776
6.750%, 10/19/75 (144A) (a) (c)	8,191,000	8,702,937
Coeur Mining, Inc. 7.875%, 02/01/21 (a)	2,126,000	2,046,275
FMG Resources Pty, Ltd. 6.875%, 04/01/22 (144A) (a)	3,240,000	3,078,000
Freeport-McMoRan, Inc. 2.300%, 11/14/17	1,500,000	1,473,750
3.550%, 03/01/22 (a)	5,670,000	4,989,600
3.875%, 03/15/23 (a)	4,704,000	4,116,000
Glencore Finance Canada, Ltd. 4.250%, 10/25/22 (144A)	788,000	741,114
Glencore Funding LLC 2.875%, 04/16/20 (144A)	2,890,000	2,716,600
4.000%, 04/16/25 (144A) (a)	6,580,000	5,823,300
Gold Fields Orogen Holdings BVI, Ltd. 4.875%, 10/07/20 (144A) (a)	2,745,000	2,703,825
Imperial Metals Corp. 7.000%, 03/15/19 (144A)	1,450,000	1,301,375
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (e)	1,000,000	80,000
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (144A) (d) (f)	36,053	4

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Rio Tinto Finance USA, Ltd. 3.750%, 09/20/21 (a)	130,000	$139,705
3.750%, 06/15/25 (a)	7,330,000	7,668,067
Southern Copper Corp. 5.250%, 11/08/42	12,250,000	10,860,201
Yamana Gold, Inc. 4.950%, 07/15/24	9,130,000	8,982,094

		94,880,674

Miscellaneous Manufacturing—0.8%
Actuant Corp. 5.625%, 06/15/22	3,380,000	3,447,600
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/21 (144A)	1,400,000	1,183,000
General Electric Co. 4.500%, 03/11/44	260,000	300,035
5.000%, 01/21/21 (c)	9,740,000	10,334,140
5.300%, 02/11/21	187,000	216,955
6.875%, 01/10/39	1,258,000	1,898,887
Vista Outdoor, Inc. 5.875%, 10/01/23 (144A)	9,530,000	9,911,200

		27,291,817

Oil & Gas—5.4%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	95,781
Anadarko Petroleum Corp. 4.500%, 07/15/44	800,000	734,746
5.550%, 03/15/26 (a)	3,000,000	3,312,840
6.450%, 09/15/36	220,000	253,465
6.600%, 03/15/46	7,000,000	8,452,535
Apache Corp. 3.250%, 04/15/22	574,000	588,008
4.250%, 01/15/44	260,000	251,691
4.750%, 04/15/43	12,000,000	12,336,804
Berry Petroleum Co. LLC 6.375%, 09/15/22 (e)	1,040,000	358,800
6.750%, 11/01/20 (e)	850,000	293,250
BP Capital Markets plc 3.119%, 05/04/26	15,000,000	15,321,975
3.245%, 05/06/22	270,000	283,356
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23 (a)	2,238,000	2,154,075
7.500%, 09/15/20 (a)	3,980,000	4,029,750
Chesapeake Energy Corp. 5.750%, 03/15/23 (a)	2,430,000	1,555,200
6.125%, 02/15/21	7,590,000	5,123,250
6.625%, 08/15/20	6,110,000	4,292,275
Clayton Williams Energy, Inc. 7.750%, 04/01/19 (a)	1,441,000	1,087,955
Concho Resources, Inc. 5.500%, 04/01/23	4,875,000	4,887,187
6.500%, 01/15/22 (a)	1,400,000	1,433,250
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	468,026

Oil & Gas—(Continued)
Continental Resources, Inc. 4.900%, 06/01/44	597,000	492,525
5.000%, 09/15/22 (a)	2,906,000	2,840,615
7.125%, 04/01/21	840,000	867,300
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	3,850,000	3,946,250
Devon Energy Corp. 3.250%, 05/15/22 (a)	2,035,000	1,973,533
5.000%, 06/15/45	2,110,000	1,968,360
5.600%, 07/15/41	110,000	106,280
5.850%, 12/15/25 (a)	970,000	1,069,992
Devon Financing Co. LLC 7.875%, 09/30/31	140,000	162,914
Ecopetrol S.A. 5.375%, 06/26/26 (a)	11,570,000	11,251,825
Ensco plc 4.500%, 10/01/24	2,377,000	1,592,590
5.200%, 03/15/25	2,212,000	1,537,340
EOG Resources, Inc. 3.150%, 04/01/25 (a)	1,248,000	1,266,504
4.150%, 01/15/26 (a)	1,665,000	1,822,790
Exxon Mobil Corp. 4.114%, 03/01/46 (a)	1,630,000	1,838,345
Hess Corp. 8.125%, 02/15/19	90,000	100,297
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	335,306
7.875%, 09/15/31	285,000	339,564
MEG Energy Corp. 6.375%, 01/30/23 (144A)	3,825,000	2,830,500
6.500%, 03/15/21 (144A)	180,000	139,500
7.000%, 03/31/24 (144A)	5,297,000	4,078,690
Newfield Exploration Co. 5.625%, 07/01/24 (a)	4,116,000	4,116,000
Noble Energy, Inc. 6.000%, 03/01/41	10,200,000	10,969,692
Oasis Petroleum, Inc. 6.500%, 11/01/21 (a)	6,550,000	5,976,875
Occidental Petroleum Corp. 2.700%, 02/15/23 (a)	390,000	396,520
3.125%, 02/15/22	110,000	115,286
3.500%, 06/15/25	1,850,000	1,954,939
4.625%, 06/15/45	230,000	256,482
Pacific Exploration and Production Corp. 5.375%, 01/26/19 (144A) (d)	710,000	131,350
Parsley Energy LLC / Parsley Finance Corp. 7.500%, 02/15/22 (144A)	1,703,000	1,775,377
Petrobras Global Finance B.V. 3.000%, 01/15/19	2,216,000	2,053,124
5.375%, 01/27/21	4,720,000	4,323,284
6.850%, 06/05/15 (a)	15,090,000	11,468,400
Pride International, Inc. 6.875%, 08/15/20	1,795,000	1,713,148
QEP Resources, Inc. 5.250%, 05/01/23	2,650,000	2,438,000
6.875%, 03/01/21 (a)	2,130,000	2,151,300

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Range Resources Corp. 4.875%, 05/15/25 (a)	2,875,000	$2,738,437
Rice Energy, Inc. 6.250%, 05/01/22 (a)	4,218,000	4,186,365
7.250%, 05/01/23 (a)	2,050,000	2,080,750
RSP Permian, Inc. 6.625%, 10/01/22	6,444,000	6,637,320
Sanchez Energy Corp. 6.125%, 01/15/23 (a)	3,070,000	2,371,575
7.750%, 06/15/21 (a)	3,000,000	2,542,500
Shell International Finance B.V. 2.875%, 05/10/26 (a)	3,200,000	3,251,139
3.250%, 05/11/25	1,773,000	1,860,031
4.125%, 05/11/35 (a)	470,000	506,841
4.550%, 08/12/43	735,000	817,482
SM Energy Co. 5.000%, 01/15/24	110,000	94,050
6.500%, 11/15/21 (a)	1,725,000	1,617,188
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,469,878
Whiting Petroleum Corp. 6.250%, 04/01/23 (a)	1,755,000	1,570,725
WPX Energy, Inc. 6.000%, 01/15/22	20,000	18,600
8.250%, 08/01/23	20,000	20,050

		189,497,947

Oil & Gas Services—0.6%
CGG S.A. 6.500%, 06/01/21	2,840,000	1,249,600
6.875%, 01/15/22	220,000	95,700
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.750%, 02/01/22	1,453,000	1,424,395
Globe Luxembourg SCA 9.625%, 05/01/18 (144A)	4,500,000	3,743,437
Halliburton Co. 3.800%, 11/15/25 (a)	1,210,000	1,263,783
4.850%, 11/15/35	2,000,000	2,165,704
5.000%, 11/15/45	8,200,000	9,019,041
KCA Deutag UK Finance plc 7.250%, 05/15/21 (144A)	1,430,000	1,072,500

		20,034,160

Packaging & Containers—0.9%
Ardagh Finance Holdings S.A. 8.625%, 06/15/19 (144A) (a) (b)	6,590,350	6,656,253
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 7.000%, 11/15/20 (144A)	211,765	207,529
7.250%, 05/15/24 (144A)	5,000,000	5,103,125
BWAY Holding Co. 9.125%, 08/15/21 (144A)	1,263,000	1,209,323
Coveris Holdings S.A. 7.875%, 11/01/19 (144A)	3,190,000	3,098,287

Packaging & Containers—(Continued)
Graphic Packaging International, Inc. 4.750%, 04/15/21	1,400,000	1,463,868
4.875%, 11/15/22	1,337,000	1,390,480
Pactiv LLC 7.950%, 12/15/25	1,300,000	1,348,750
8.375%, 04/15/27	3,180,000	3,339,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A) (a)	2,010,000	2,035,125
5.750%, 10/15/20	1,250,000	1,290,625
7.000%, 07/15/24 (144A)	2,920,000	3,006,140
9.875%, 08/15/19	2,960,000	3,056,200
WestRock RKT Co. 4.000%, 03/01/23 (a)	140,000	146,180

		33,350,885

Pharmaceuticals—1.1%
Actavis Funding SCS 3.450%, 03/15/22	450,000	467,352
3.800%, 03/15/25	690,000	718,861
4.550%, 03/15/35	50,000	51,386
4.750%, 03/15/45 (a)	10,220,000	10,731,746
AstraZeneca plc 3.375%, 11/16/25	2,201,000	2,307,407
Bayer U.S. Finance LLC 3.375%, 10/08/24 (144A)	2,404,000	2,498,949
BioScrip, Inc. 8.875%, 02/15/21	5,342,000	4,941,350
DPx Holdings B.V. 7.500%, 02/01/22 (144A)	2,030,000	2,085,825
JLL/Delta Dutch Pledgeco B.V. 8.750%, 05/01/20 (144A) (b)	1,750,000	1,750,000
Mead Johnson Nutrition Co. 4.125%, 11/15/25 (a)	1,653,000	1,803,016
Valeant Pharmaceuticals International, Inc. 5.875%, 05/15/23 (144A) (a)	675,000	545,063
6.125%, 04/15/25 (144A)	5,080,000	4,076,700
6.375%, 10/15/20 (144A)	4,590,000	3,947,400
Zoetis, Inc. 3.250%, 02/01/23	1,766,000	1,799,591

		37,724,646

Pipelines—2.1%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A)	3,185,000	3,017,788
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	190,000	222,087
Energy Transfer Equity L.P. 5.500%, 06/01/27	1,376,000	1,293,440
5.875%, 01/15/24 (a)	1,638,000	1,592,955
Enterprise Products Operating LLC 3.700%, 02/15/26 (a)	1,072,000	1,115,585
3.750%, 02/15/25	2,100,000	2,190,266
3.900%, 02/15/24	225,000	238,130
8.375%, 08/01/66 (c)	1,059,000	933,032

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.000%, 05/15/23	6,046,000	$5,653,010
6.750%, 08/01/22	5,004,000	4,853,880
Hiland Partners L.P. / Hiland Partner Finance Corp. 7.250%, 10/01/20 (144A)	400,000	415,000
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	2,500,000	2,749,005
Kinder Morgan, Inc. 5.550%, 06/01/45	4,130,000	4,196,402
7.800%, 08/01/31	67,000	75,181
MPLX L.P. 4.875%, 12/01/24 (144A)	6,130,000	5,971,607
5.500%, 02/15/23 (144A) (a)	1,680,000	1,706,875
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25 (a)	2,050,000	2,069,776
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	834,322
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A)	1,298,000	1,301,245
6.875%, 04/15/40 (144A)	2,675,000	2,547,938
7.500%, 07/15/38 (144A)	6,175,000	6,082,375
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,970,000	2,999,700
5.750%, 05/15/24	2,648,000	2,628,140
Southern Natural Gas Co. LLC 5.900%, 04/01/17 (144A)	10,000	10,266
8.000%, 03/01/32	25,000	27,719
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.500%, 07/01/21	4,020,000	3,859,200
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	600,000	627,000
5.875%, 10/01/20	1,753,000	1,801,208
6.125%, 10/15/21	1,200,000	1,242,000
6.250%, 10/15/22 (a)	1,720,000	1,793,100
Williams Cos., Inc. (The) 5.750%, 06/24/44 (a)	8,465,000	7,216,412
7.500%, 01/15/31	1,495,000	1,502,475
7.750%, 06/15/31	1,563,000	1,578,630
7.875%, 09/01/21	436,000	468,700
8.750%, 03/15/32	255,000	272,850

		75,087,299

Real Estate—0.2%
CBRE Services, Inc. 4.875%, 03/01/26 (a)	2,404,000	2,457,804
Grainger plc 5.000%, 12/16/20 (GBP)	2,550,000	3,437,429

		5,895,233

Real Estate Investment Trusts—0.5%
Crown Castle International Corp. 5.250%, 01/15/23	1,850,000	2,075,811
CTR Partnership L.P. / CareTrust Capital Corp. 5.875%, 06/01/21	2,410,000	2,410,000
Digital Realty Trust L.P. 4.750%, 10/01/25	1,668,000	1,791,424
EPR Properties 4.500%, 04/01/25 (a)	1,112,000	1,102,780
Equinix, Inc. 5.375%, 04/01/23	1,065,000	1,099,613
5.875%, 01/15/26	1,214,000	1,264,836
Iron Mountain, Inc. 4.375%, 06/01/21 (144A) (a)	4,580,000	4,614,350
6.000%, 10/01/20 (144A)	1,657,000	1,733,636
6.000%, 08/15/23 (a)	560,000	589,400

		16,681,850

Retail—1.9%
1011778 BC ULC / New Red Finance, Inc. 6.000%, 04/01/22 (144A)	10,120,000	10,496,363
AutoZone, Inc. 2.500%, 04/15/21	800,000	814,687
CST Brands, Inc. 5.000%, 05/01/23	2,692,000	2,732,380
CVS Health Corp. 3.875%, 07/20/25	496,000	545,589
5.125%, 07/20/45 (a)	1,440,000	1,786,429
Dollar Tree, Inc. 5.750%, 03/01/23 (144A)	11,372,000	12,082,750
Guitar Center, Inc. 6.500%, 04/15/19 (144A)	1,920,000	1,651,200
9.625%, 04/15/20 (144A) (a)	1,940,000	1,348,300
L Brands, Inc. 5.625%, 02/15/22	6,100,000	6,563,600
5.625%, 10/15/23	1,330,000	1,433,075
6.625%, 04/01/21	3,103,000	3,490,875
6.950%, 03/01/33	8,060,000	7,999,550
7.000%, 05/01/20	1,000,000	1,130,000
McDonald’s Corp. 2.750%, 12/09/20	441,000	460,405
3.700%, 01/30/26 (a)	1,047,000	1,131,225
4.600%, 05/26/45	1,259,000	1,405,213
4.875%, 12/09/45	1,102,000	1,288,546
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A) (a)	10,123,000	8,250,245
8.750%, 10/15/21 (144A) (a) (b)	1,530,000	1,162,800

		65,773,232

Savings & Loans—0.1%
Nationwide Building Society 6.875%, 06/20/19 (GBP) (c)	2,640,000	3,283,842
Washington Mutual Bank 6.875%, 06/15/11 (e) (f)	6,000,000	600

		3,284,442

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.3%
Intel Corp. 4.900%, 07/29/45	4,375,000	$5,096,302
Micron Technology, Inc. 5.250%, 01/15/24 (144A)	3,740,000	3,169,650
5.625%, 01/15/26 (144A)	2,820,000	2,347,650

		10,613,602

Software—0.7%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	6,230,000	6,518,137
6.125%, 09/15/23 (144A)	2,327,000	2,530,613
First Data Corp. 5.750%, 01/15/24 (144A)	1,468,000	1,456,990
7.000%, 12/01/23 (144A)	3,759,000	3,805,988
Microsoft Corp. 2.375%, 02/12/22	3,932,000	4,057,969
4.000%, 02/12/55	2,845,000	2,869,000
Oracle Corp. 4.375%, 05/15/55	2,590,000	2,720,518

		23,959,215

Telecommunications—3.1%
AT&T, Inc. 3.950%, 01/15/25	4,723,000	5,020,285
4.125%, 02/17/26	2,771,000	2,976,702
4.750%, 05/15/46	1,250,000	1,281,091
4.800%, 06/15/44	5,000,000	5,133,055
Bharti Airtel International Netherlands B.V. 5.350%, 05/20/24	9,810,000	10,841,875
CenturyLink, Inc. 5.625%, 04/01/20 (a)	690,000	715,875
5.625%, 04/01/25	1,670,000	1,486,300
5.800%, 03/15/22	520,000	504,889
6.450%, 06/15/21	1,175,000	1,194,094
6.750%, 12/01/23	1,290,000	1,267,425
CommScope, Inc. 5.500%, 06/15/24 (144A) (a)	2,200,000	2,233,000
Digicel Group, Ltd. 8.250%, 09/30/20 (144A)	2,135,000	1,782,725
Digicel, Ltd. 7.000%, 02/15/20 (144A)	2,600,000	2,405,000
Frontier Communications Corp. 8.875%, 09/15/20	50,000	53,375
11.000%, 09/15/25	5,757,000	5,958,495
HC2 Holdings, Inc. 11.000%, 12/01/19 (144A)	4,350,000	3,936,750
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	4,500,000	4,792,500
11.500%, 11/15/21	7,763,000	7,669,844
Sprint Corp. 7.625%, 02/15/25 (a)	1,790,000	1,416,337
7.875%, 09/15/23 (a)	8,000,000	6,540,000
T-Mobile USA, Inc. 6.500%, 01/15/24	803,000	845,157
6.542%, 04/28/20	900,000	928,125

Telecommunications—(Continued)
T-Mobile USA, Inc. 6.625%, 11/15/20	875,000	902,344
6.633%, 04/28/21 (a)	3,425,000	3,579,125
6.836%, 04/28/23 (a)	228,000	240,825
Telefonica Europe B.V. 6.750%, 11/26/20 (GBP) (c)	2,400,000	3,242,924
Verizon Communications, Inc. 4.862%, 08/21/46	70,000	76,516
5.012%, 08/21/54	1,582,000	1,673,047
5.150%, 09/15/23	1,790,000	2,084,681
6.550%, 09/15/43	6,778,000	9,132,582
West Corp. 5.375%, 07/15/22 (144A)	13,564,000	12,614,520
Windstream Services LLC 6.375%, 08/01/23 (a)	265,000	222,600
7.750%, 10/15/20 (a)	5,925,000	5,806,500

		108,558,563

Transportation—0.6%
FedEx Corp. 4.550%, 04/01/46	1,650,000	1,790,407
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A)	9,865,000	9,815,675
9.750%, 05/01/20 (144A)	872,000	741,200
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	4,670,000	3,665,950
XPO Logistics, Inc. 6.500%, 06/15/22 (144A) (a)	5,520,000	5,264,700
7.875%, 09/01/19 (144A) (a)	1,594,000	1,625,880

		22,903,812

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.375%, 02/01/22 (144A) (a)	3,495,000	3,564,177

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,571,909

Total Corporate Bonds & Notes (Cost $1,819,991,439)		1,839,528,205

U.S. Treasury & Government Agencies—15.3%

Agency Sponsored Mortgage-Backed—1.1%
Fannie Mae 15 Yr. Pool 4.000%, 07/01/18	50,037	51,818
4.000%, 08/01/18	62,635	64,869
4.000%, 03/01/19	72,650	75,249
5.000%, 12/01/21	22,679	24,304
5.500%, 12/01/16	706	711
6.500%, 12/01/16	952	956
6.500%, 01/01/17	572	576

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	8,636	$9,081
Fannie Mae 30 Yr. Pool 4.500%, 05/01/39	2,421,917	2,696,210
4.500%, 08/01/40	7,017,170	7,683,148
4.500%, 05/01/41	4,753,077	5,209,848
4.500%, 11/01/43	3,975,540	4,347,198
5.000%, 01/01/39	482,781	535,663
5.000%, 06/01/40	254,684	283,564
5.000%, 07/01/40	194,085	216,137
6.000%, 07/01/38	31,032	35,528
6.500%, 08/01/31	1,324	1,524
6.500%, 03/01/32	13,650	15,708
6.500%, 12/01/36	1,773	2,186
6.500%, 06/01/37	34,372	40,292
6.500%, 10/01/37	32,150	38,005
7.000%, 05/01/26	1,415	1,515
7.000%, 07/01/30	281	289
7.000%, 01/01/31	422	484
7.000%, 07/01/31	1,650	1,823
7.000%, 09/01/31	3,894	4,417
7.000%, 10/01/31	3,391	3,987
7.000%, 11/01/31	24,629	26,358
7.000%, 01/01/32	5,970	6,150
7.000%, 02/01/32	4,601	4,790
7.500%, 12/01/29	496	508
7.500%, 01/01/30	597	746
7.500%, 02/01/30	348	353
7.500%, 06/01/30	563	566
7.500%, 08/01/30	90	92
7.500%, 09/01/30	833	983
7.500%, 10/01/30	93	106
7.500%, 11/01/30	10,581	11,285
7.500%, 02/01/31	3,764	3,887
8.000%, 08/01/27	1,237	1,409
8.000%, 07/01/30	733	843
8.000%, 09/01/30	417	444
Fannie Mae REMICS (CMO) 0.803%, 05/25/34 (c)	165,212	164,877
4.500%, 06/25/29	375,673	405,880
9.750%, 11/25/18	145,473	155,385
9.750%, 08/25/19	48,046	51,299
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	2,713,383	2,842,987
6.000%, 12/01/36	25,337	29,078
6.000%, 02/01/37	34,077	38,755
7.000%, 03/01/39	186,463	215,368
Freddie Mac ARM Non-Gold Pool 2.247%, 02/01/37 (c)	27,147	28,316
2.247%, 05/01/37 (c)	52,677	54,380
2.333%, 03/01/37 (c)	108,392	113,140
2.382%, 04/01/37 (c)	51,837	54,036
2.535%, 01/01/38 (c)	29,710	31,456
2.814%, 02/01/36 (c)	46,804	49,387
2.995%, 05/01/37 (c)	70,735	75,407

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 1.375%, 08/25/42 (c) (g)	70,400,000	4,512,908
Freddie Mac REMICS (CMO) 1,156.500%, 06/15/21 (g)	6	68
Ginnie Mae I 30 Yr. Pool 5.000%, 04/15/35	12,754	14,498
5.500%, 01/15/34	66,847	76,882
5.500%, 04/15/34	22,563	25,921
5.500%, 07/15/34	119,850	137,953
5.500%, 10/15/34	111,522	127,762
5.750%, 10/15/38	101,040	115,459
6.000%, 02/15/33	2,122	2,486
6.000%, 03/15/33	8,988	10,497
6.000%, 06/15/33	5,919	6,916
6.000%, 07/15/33	8,672	10,207
6.000%, 09/15/33	6,967	7,976
6.000%, 10/15/33	3,862	4,527
6.000%, 08/15/34	31,959	36,534
6.500%, 03/15/29	3,776	4,315
6.500%, 02/15/32	1,248	1,473
6.500%, 03/15/32	1,270	1,527
6.500%, 11/15/32	4,659	5,422
7.000%, 03/15/31	323	368
Ginnie Mae II 30 Yr. Pool 3.500%, 03/20/45	455,266	483,887
3.500%, 03/20/46	542,485	584,071
5.000%, 08/20/34	86,201	95,961
5.500%, 03/20/34	10,435	12,000
6.000%, 05/20/32	14,617	17,268
6.000%, 11/20/33	17,330	20,483
Ginnie Mae II ARM Pool 2.020%, 01/20/60 (c)	778,362	797,437
2.396%, 05/20/60 (c)	660,109	683,245
Government National Mortgage Association (CMO) 0.965%, 04/16/52 (c) (g)	17,606,749	652,342
1.052%, 09/16/56 (c) (g)	20,027,175	1,533,245
1.060%, 03/16/47 (c) (g)	11,901,988	465,218
3.000%, 04/20/41	898,089	935,393

		37,097,610

Federal Agencies—0.1%
Tennessee Valley Authority 5.250%, 09/15/39	400,000	548,179
5.980%, 04/01/36	1,760,000	2,563,370

		3,111,549

U.S. Treasury—14.1%
U.S. Treasury Bonds 2.500%, 02/15/46 (a)	29,780,000	31,009,586
2.500%, 05/15/46	12,060,000	12,567,364
4.500%, 02/15/36 (a)	23,250,000	33,489,091

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Floating Rate Notes 0.337%, 07/31/17 (c)	50,000,000	$50,001,900
0.428%, 10/31/17 (c)	50,000,000	50,033,350
0.532%, 01/31/18 (c)	50,000,000	50,094,650
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/45 (h)	21,496,232	21,587,763
1.000%, 02/15/46 (h)	11,030,099	11,907,907
U.S. Treasury Notes 0.750%, 10/31/17 (a)	30,000,000	30,072,660
0.750%, 02/28/18 (a)	30,000,000	30,082,020
0.875%, 03/31/18 (a)	40,000,000	40,195,320
1.375%, 01/31/21 (a)	50,210,000	51,098,466
1.500%, 08/31/18	220,000	224,151
1.500%, 03/31/23 (a)	51,000,000	51,735,114
1.625%, 02/15/26 (a)	30,000,000	30,337,500
1.625%, 05/15/26 (a)	4,585,000	4,641,061
2.375%, 08/15/24	10,000	10,764

		499,088,667

Total U.S. Treasury & Government Agencies (Cost $529,244,065)		539,297,826

Foreign Government—14.2%

Regional Government—0.1%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	2,088,227

Sovereign—14.1%
Abu Dhabi Government International Bond 3.125%, 05/03/26 (144A)	17,360,000	17,882,883
Argentine Republic Government International Bonds 6.875%, 04/22/21 (144A)	2,150,000	2,292,975
7.500%, 04/22/26 (144A)	49,610,000	53,628,410
7.625%, 04/22/46 (144A) (a)	1,170,000	1,263,600
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,567,500
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,065,000
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	25,000,000	7,224,290
10.000%, 01/01/23 (BRL)	110,000,000	31,191,760
Brazilian Government International Bond 6.000%, 04/07/26 (a)	52,100,000	56,528,500
Hungary Government International Bond 5.750%, 11/22/23	31,214,000	35,534,018
Indonesia Government International Bonds 4.750%, 01/08/26 (a)	23,000,000	25,044,033
5.125%, 01/15/45	3,000,000	3,182,814
5.250%, 01/17/42	41,590,000	44,112,059
Kazakhstan Government International Bond 5.125%, 07/21/25	33,880,000	37,102,666

Sovereign—(Continued)
Mexico Government International Bonds 4.125%, 01/21/26 (a)	8,170,000	8,856,280
4.750%, 03/08/44	62,260,000	67,085,150
Peruvian Government International Bond 4.125%, 08/25/27 (a)	33,400,000	36,656,500
Poland Government International Bonds 3.250%, 04/06/26 (a)	33,000,000	33,641,388
4.000%, 01/22/24	19,410,000	20,962,800
Portugal Government International Bond 5.125%, 10/15/24 (144A)	14,000,000	13,995,940

		499,818,566

Total Foreign Government (Cost $475,255,001)		501,906,793

Mortgage-Backed Securities—10.7%

Collateralized Mortgage Obligations—5.6%
Alternative Loan Trust 1.093%, 07/25/35 (c)	1,300,000	1,196,269
American Home Mortgage Assets Trust 0.643%, 12/25/46 (c)	3,742,522	2,353,380
American Home Mortgage Investment Trust 1.033%, 11/25/45 (c)	684,285	567,467
Banc of America Funding Trust 0.618%, 05/20/36 (c)	340,365	323,967
0.698%, 03/27/36 (144A) (c)	6,447,145	3,406,738
Banc of America Mortgage Trust 2.764%, 12/25/34 (c)	9,144	8,861
2.872%, 09/25/35 (c)	152,638	139,416
5.750%, 01/25/35	353,443	358,491
BCAP LLC Trust 0.656%, 10/28/36 (144A) (c)	3,884,197	3,702,548
3.143%, 05/26/47 (144A) (c)	8,091,767	5,477,536
Bear Stearns ALT-A Trust 1.203%, 01/25/35 (c)	1,515,000	1,286,932
Bear Stearns Asset-Backed Securities Trust 31.651%, 07/25/36 (c)	827,942	1,402,643
Citigroup Mortgage Loan Trust, Inc. 3.089%, 12/25/35 (c)	2,019,360	1,776,697
CitiMortgage Alternative Loan Trust 33.234%, 07/25/37 (c)	2,031,040	3,699,529
Countrywide Alternative Loan Trust 0.678%, 07/20/35 (c)	2,053,578	1,710,294
0.723%, 01/25/36 (c)	332,075	269,728
5.750%, 01/25/37	3,568,309	2,669,936
6.000%, 01/25/37	3,657,002	2,920,775
15.943%, 06/25/35 (c)	2,422,393	3,066,630
21.440%, 02/25/36 (c)	2,296,656	2,895,206
26.787%, 07/25/36 (c)	4,010,049	5,876,576
36.280%, 08/25/37 (c)	2,007,313	3,832,771
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37	8,795,389	6,464,128

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Home Loan Reperforming Loan REMIC Trust 0.813%, 03/25/35 (144A) (c)	763,881	$667,544
0.873%, 11/25/34 (144A) (c)	82,077	69,110
5.704%, 03/25/35 (144A) (c) (g)	9,410,951	1,447,877
Credit Suisse Mortgage Trust 0.646%, 06/27/46 (144A) (c)	3,726,373	3,525,810
4.500%, 06/27/36 (144A)	2,026,064	2,047,387
28.032%, 02/25/36 (c)	2,253,094	3,482,505
DSLA Mortgage Loan Trust 0.658%, 03/19/45 (c)	192,025	170,752
1.330%, 03/19/46 (c)	1,536,515	1,176,285
Fannie Mae Connecticut Avenue Securities 3.453%, 07/25/24 (c)	5,470,000	5,154,932
5.703%, 10/25/23 (c)	2,780,000	2,943,232
Freddie Mac Structured Agency Credit Risk Debt Notes 4.953%, 02/25/24 (c)	2,210,000	2,258,218
5.103%, 10/25/28 (c)	12,940,000	12,618,478
5.203%, 10/25/24 (c)	5,925,000	6,060,208
GreenPoint MTA Trust 0.893%, 06/25/45 (c)	1,844,302	1,595,893
GS Mortgage Securities Corp. 1.286%, 06/26/36 (144A) (c)	7,760,000	5,105,060
GSMPS Mortgage Loan Trust 0.853%, 04/25/36 (144A) (c)	996,003	816,791
GSR Mortgage Loan Trust 3.132%, 10/25/35 (c)	423,356	366,680
HarborView Mortgage Loan Trust 0.698%, 01/19/36 (c)	1,180,411	795,385
1.248%, 11/19/34 (c)	2,155,401	1,896,567
1.453%, 10/25/37 (c)	2,055,067	1,746,050
Impac CMB Trust 1.093%, 09/25/34 (c)	820,271	773,168
Impac Secured Assets CMN Owner Trust 0.773%, 03/25/36 (c)	1,080,648	772,772
IndyMac INDX Mortgage Loan Trust 1.173%, 01/25/35 (c)	1,334,641	1,007,054
2.971%, 03/25/35 (c)	620,992	593,703
3.113%, 05/25/37 (c)	4,725,086	3,748,453
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (c)	19,547	19,807
6.500%, 01/25/36	130,180	106,658
JPMorgan Resecuritization Trust 0.656%, 07/27/46 (144A) (c)	5,413,983	5,028,295
Lehman Mortgage Trust 6.177%, 02/25/37 (c) (g)	9,894,282	3,794,213
Lehman XS Trust 0.606%, 03/25/47 (c)	4,093,631	3,394,080
0.653%, 08/25/46 (c)	3,257,578	2,590,942
Luminent Mortgage Trust 0.643%, 05/25/46 (c)	1,429,953	1,070,106
MASTR Adjustable Rate Mortgages Trust 2.904%, 11/25/35 (144A) (c)	75,315	56,723
MASTR Seasoned Securitization Trust 3.418%, 10/25/32 (c)	184,211	178,687

Collateralized Mortgage Obligations—(Continued)
Merrill Lynch Mortgage Investors Trust 2.820%, 08/25/33 (c)	1,098,560	1,021,549
3.185%, 05/25/34 (c)	116,609	115,223
Morgan Stanley Mortgage Loan Trust 0.773%, 01/25/35 (c)	1,184,153	1,091,899
Nomura Resecuritization Trust 0.616%, 07/26/37 (144A) (c)	2,986,898	2,865,406
0.636%, 05/26/46 (144A) (c)	17,785,312	10,195,213
0.706%, 02/26/46 (144A) (c)	4,868,000	3,952,560
NovaStar Mortgage Funding Trust 0.636%, 09/25/46 (c)	1,126,472	910,932
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	1,308,540	1,309,989
6.000%, 05/25/35 (144A)	2,988,327	2,862,297
RBSGC Mortgage Loan Trust 0.903%, 01/25/37 (c)	1,061,632	612,607
Residential Accredit Loans, Inc. Trust 0.643%, 05/25/47 (c)	1,737,822	1,347,511
0.663%, 04/25/46 (c)	1,867,422	810,224
0.713%, 04/25/46 (c)	968,938	427,194
1.655%, 11/25/37 (c)	5,634,091	3,729,468
Residential Asset Securitization Trust 5.750%, 02/25/36	2,947,852	2,736,214
6.097%, 12/25/36 (c) (g)	15,479,660	5,919,427
Sequoia Mortgage Trust 1.611%, 06/20/33 (c)	161,550	156,185
3.729%, 07/25/45 (144A) (c)	10,748	10,578
Structured Adjustable Rate Mortgage Loan Trust 1.957%, 09/25/37 (c)	5,439,078	4,489,066
2.921%, 01/25/35 (c)	799,371	754,263
3.082%, 09/25/35 (c)	1,063,895	873,744
3.295%, 03/25/34 (c)	126,587	125,143
Structured Asset Mortgage Investments Trust 0.663%, 05/25/46 (c)	277,709	191,511
0.733%, 02/25/36 (c)	5,134,218	4,164,770
2.782%, 08/25/35 (c)	96,231	91,238
Structured Asset Securities Corp. Trust 0.803%, 03/25/35 (c)	2,249,316	1,676,921
WaMu Mortgage Pass-Through Certificates Trust 0.723%, 12/25/45 (c)	894,869	823,328
0.743%, 07/25/45 (c)	25,653	23,991
1.220%, 07/25/47 (c)	156,272	40,820
1.928%, 03/25/47 (c)	2,940,781	2,324,060
2.420%, 09/25/36 (c)	1,204,811	1,068,095
2.490%, 08/25/33 (c)	2,285,399	2,195,307
2.596%, 10/25/34 (c)	996,479	999,743
6.227%, 04/25/37 (c) (g)	14,719,429	4,518,525
Wells Fargo Mortgage-Backed Securities Trust 2.866%, 04/25/36 (c)	127,754	124,225
2.912%, 06/25/35 (c)	76,864	78,144
2.954%, 10/25/35 (c)	89,029	89,590

		197,212,903

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—5.1%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	14,776	$14,773
BAMLL Mezzanine Securities Trust 8.922%, 12/15/19 (144A) (c)	5,700,000	5,377,443
Bayview Commercial Asset Trust
Zero Coupon, 07/25/37 (144A) (d) (g)	4,198,993	0
Bear Stearns Commercial Mortgage Securities Trust 6.404%, 06/11/50 (c)	1,040,000	1,004,084
BLCP Hotel Trust 6.170%, 08/15/29 (144A) (c)	6,414,136	6,113,326
CD Mortgage Trust 5.506%, 01/15/46 (c)	1,038	1,036
Citigroup Commercial Mortgage Trust 3.110%, 04/10/48 (144A)	1,400,000	933,776
3.208%, 07/10/47 (144A) (c)	4,398,000	2,637,839
3.386%, 09/15/27 (144A) (c)	7,250,000	6,547,816
6.345%, 12/10/49 (c)	9,063,000	6,669,824
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.000%, 12/10/47 (144A)	2,230,000	1,365,318
4.492%, 03/10/46 (144A) (c)	2,710,000	1,720,823
4.591%, 07/10/50 (c)	1,726,000	1,267,742
4.699%, 08/10/48 (144A) (c)	5,800,000	3,081,114
Credit Suisse Commercial Mortgage Trust 4.373%, 09/15/37 (144A)	3,920,000	3,257,647
5.373%, 12/15/39	1,490,209	1,322,317
6.296%, 06/15/38 (c)	9,595,189	6,784,306
9.168%, 03/15/17 (144A)	6,400,000	6,204,800
Credit Suisse European Mortgage Capital, Ltd. 7.165%, 07/20/22 (144A) (EUR) (c)	870,316	941,704
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	3,130,429
FREMF Mortgage Trust 3.703%, 06/25/21 (144A) (c)	1,253,643	1,243,623
4.453%, 09/25/22 (144A) (c)	5,738,844	5,330,681
GE Business Loan Trust 0.862%, 05/15/34 (144A) (c)	864,228	729,105
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (c)	240,000	153,036
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	2,210,000	2,153,898
GS Mortgage Securities Trust 5.622%, 11/10/39	3,095,143	2,545,755
5.988%, 08/10/45 (c)	15,370,000	6,300,769
JPMorgan Chase Commercial Mortgage Securities Trust 3.742%, 08/15/27 (144A) (c)	460,000	452,435
4.042%, 06/15/29 (144A) (c)	3,540,000	3,380,130
5.386%, 05/15/47 (c)	2,280,000	1,799,650
5.411%, 05/15/47	2,120,000	1,704,904
5.502%, 06/12/47 (c)	3,070,000	2,792,380
5.503%, 01/15/49 (c)	7,680,000	3,455,201

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Trust 5.623%, 05/12/45	730,000	721,291
6.203%, 02/15/51 (c)	1,350,000	1,278,570
6.667%, 10/15/19 (144A) (c)	9,900,000	9,608,931
6.670%, 06/15/29 (144A) (c)	2,000,000	1,960,891
LB-UBS Commercial Mortgage Trust 6.449%, 09/15/45 (c)	1,100,000	950,336
Lone Star Portfolio Trust 7.342%, 09/15/28 (144A) (c)	5,545,947	5,262,311
7.500%, 09/15/20	5,483,998	5,171,807
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (144A) (c)	200,000	178,779
5.450%, 08/12/48 (c)	1,518,000	1,355,434
6.193%, 09/12/49 (c)	3,473,000	2,813,344
6.222%, 09/12/49 (c)	5,780,000	4,704,384
Morgan Stanley Bank of America Merrill Lynch Trust 4.680%, 10/15/48 (144A) (c)	9,534,000	6,000,156
Morgan Stanley Capital Trust 5.399%, 12/15/43	3,561,053	2,791,118
6.102%, 06/11/49 (c)	5,560,000	5,223,768
Multifamily Trust 1.039%, 04/25/46 (144A) (c)	18,150,811	19,832,048
PFP III, Ltd. 4.542%, 06/14/31 (144A) (c)	1,280,000	1,279,674
Resource Capital Corp. Ltd. 2.596%, 12/15/28 (144A) (c)	59,282	59,285
UBS-Barclays Commercial Mortgage Trust 5.000%, 05/10/63 (144A) (c)	4,530,000	2,459,831
Wachovia Bank Commercial Mortgage Trust 0.646%, 12/15/43 (144A) (c)	646,000	621,676
5.789%, 01/15/45 (144A) (c)	6,466,500	6,282,812
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (c)	6,530,937	6,277,916
WF-RBS Commercial Mortgage Trust 3.016%, 11/15/47 (144A)	4,441,004	2,134,472
3.250%, 06/15/46 (144A)	8,240,000	5,090,661

		182,477,179

Total Mortgage-Backed Securities (Cost $390,796,750)		379,690,082

Asset-Backed Securities—2.4%

Asset-Backed - Automobile—0.0%
Hertz Vehicle Financing II L.P. 3.520%, 03/25/21 (144A)	1,300,000	1,319,640

Asset-Backed - Home Equity—0.2%
Asset-Backed Securities Corp. Home Equity Loan Trust 3.292%, 04/15/33 (c)	10,957	10,571
Bear Stearns Asset-Backed Securities Trust 1.193%, 01/25/34 (c)	23,985	23,054

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
EMC Mortgage Loan Trust 0.896%, 05/25/43 (144A) (c)	702,121	$683,108
1.096%, 05/25/43 (144A) (c)	7,660,000	6,257,124
1.153%, 01/25/41 (144A) (c)	31,243	30,905
Structured Asset Securities Corp. Mortgage Loan Trust 0.673%, 02/25/36 (144A) (c)	2,673,211	185,114

		7,189,876

Asset-Backed - Manufactured Housing—0.5%
Conseco Financial Corp. 7.030%, 07/15/28	7,169,551	6,907,025
Greenpoint Manufactured Housing 3.076%, 03/18/29 (c)	450,000	387,034
3.713%, 06/19/29 (c)	375,000	326,250
3.943%, 02/20/30 (c)	350,000	304,500
Manufactured Housing Contract Trust Pass-Through Certificates 3.934%, 03/13/32 (c)	450,000	396,177
3.938%, 02/20/32 (c)	250,000	220,202
Mid-State Trust VI 7.340%, 07/01/35	217,101	230,375
Origen Manufactured Housing Contract Trust 2.291%, 04/15/37 (c)	1,639,808	1,369,466
2.379%, 10/15/37 (c)	1,840,546	1,564,374
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	4,850,000	4,811,303

		16,516,706

Asset-Backed - Other—1.1%
Amortizing Residential Collateral Trust 2.253%, 08/25/32 (c)	44,941	39,594
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	1,900,000	1,933,772
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	2,104,466	1,557,474
Countrywide Asset-Backed Certificates Trust 2.328%, 06/25/34 (c)	162,843	149,303
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.742%, 12/15/33 (144A) (c)	242,468	200,000
Countrywide Revolving Home Equity Loan Trust 0.582%, 07/15/36 (c)	526,684	449,448
Encore Credit Receivables Trust 1.488%, 10/25/35 (c)	2,327,806	1,411,747
First Horizon Asset-Backed Trust 0.613%, 10/25/34 (c)	48,011	43,645
GSAMP Trust 0.653%, 01/25/36 (c)	102,109	17,058
GSRPM Mortgage Loan Trust 0.753%, 03/25/35 (144A) (c)	604,572	593,868

Asset-Backed - Other—(Continued)
Home Equity Mortgage Loan Asset-Backed Notes 0.623%, 04/25/36 (c)	166,909	117,658
HSI Asset Securitization Corp. Trust 0.873%, 11/25/35 (c)	4,000,000	3,387,586
Long Beach Mortgage Loan Trust 0.968%, 01/21/31 (c)	22,022	20,657
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH 7.250%, 07/01/24 (144A) (EUR)	4,171,000	4,619,549
Magnus Relda Holding Vier GmbH 7.000%, 10/28/24 (144A) (EUR)	5,820,000	6,449,490
Oaktree CLO, Ltd. 6.234%, 10/20/27 (144A) (c)	7,050,000	5,682,970
Residential Asset Mortgage Products Trust 0.803%, 07/25/36 (c)	5,665,000	3,566,846
SACO I Trust 0.713%, 06/25/36 (c)	403,674	716,154
0.793%, 03/25/36 (c)	104,178	170,280
Sofi Consumer Loan Program 3.280%, 09/15/23 (144A)	7,788,241	7,635,545

		38,762,644

Asset-Backed - Student Loan—0.6%
DRB Prime Student Loan Trust 3.170%, 07/25/31 (144A)	4,928,103	4,997,062
National Collegiate Student Loan Trust 0.723%, 03/26/29 (c)	2,250,000	2,039,959
1.303%, 03/25/38 (c)	8,590,396	4,369,035
Nelnet Student Loan Trust Zero Coupon, 03/22/32 (c)	6,200,000	5,768,096
Northstar Education Finance, Inc. 1.273%, 10/30/45 (c)	100,000	69,969
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	2,906,250

		20,150,371

Total Asset-Backed Securities (Cost $87,814,391)		83,939,237

Investment Company Security—0.7%
PowerShares Senior Loan Portfolio (a) (Cost $23,017,750)	1,000,000	22,970,000

Floating Rate Loans (i)—0.3%

Electric—0.2%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 12/19/16	6,240,991	6,239,044

Entertainment—0.0%
Six Flags Theme Parks, Inc. Term Loan B, 3.251%, 06/30/22	55,593	55,676

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Floating Rate Loans (i)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil & Gas—0.1%
Ascent Resources - Utica LLC 2nd Lien Term Loan, 07/01/19 (j)	6,744	$1,855
Hercules Offshore LLC Exit Term Loan, 10.500%, 05/06/20	2,785,444	2,725,092

		2,726,947

Retail—0.0%
CWGS Group LLC Term Loan, 5.750%, 02/20/20	1,100,266	1,090,638

Software—0.0%
First Data Corp. Extended Term Loan, 4.452%, 03/24/21	845,511	844,137

Total Floating Rate Loans (Cost $10,873,953)		10,956,442

Municipals—0.3%
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project 5.950%, 05/15/33	3,360,000	3,698,957
JobsOhio Beverage System 4.532%, 01/01/35	760,000	905,844
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. 5.375%, 04/01/41	400,000	467,008
Port Authority of New York & New Jersey 4.458%, 10/01/62	460,000	524,667
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project. 5.900%, 05/01/38 (c)	1,505,000	1,619,425
Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/30	750,000	867,187
5.000%, 12/15/31	1,550,000	1,787,181
Virginia Housing Development Authority 6.000%, 06/25/34	861,839	914,178

Total Municipals (Cost $9,599,459)		10,784,447

Convertible Preferred Stock—0.2%

Banks—0.2%
Wells Fargo & Co., Series L 7.500% (Cost $5,598,292)	4,965	6,450,528

Preferred Stocks—0.1%
Security Description	Shares/ Notional Amount*	Value

Air Freight & Logistics—0.0%
CEVA Group plc - Series A2 (k)	864	302,302

Banks—0.1%
Citigroup Capital, 7.008% (c)	66,710	1,739,130
GMAC Capital Trust, 6.411% (c)	56,000	1,389,920

		3,129,050

Telecommunications—0.0%
Qwest Corp., 7.375% (a)	44,901	1,195,264

Total Preferred Stocks (Cost $5,599,994)		4,626,616

Purchased Options—0.1%

Credit Default Swaptions—0.0%
Call - CDX.NA.HY.26, Exercise Price $103.00, Expires 07/20/16 (Counterparty - BNP Paribas)	100,000,000	556,431
Put - CDX.NA.HY.26, Exercise Price $100.00, Expires 07/20/16 (Counterparty - Credit Suisse International)	200,000,000	209,920
Put - CDX.NA.HY.26, Exercise Price $100.00, Expires 08/17/16 (Counterparty - Credit Suisse International)	125,000,000	557,074
Put - CDX.NA.HY.26, Exercise Price $95.00, Expires 08/17/16 (Counterparty - Credit Suisse International)	162,680,000	108,545
Put - CDX.NA.HY.26, Exercise Price $95.00, Expires 08/17/16 (Counterparty - JPMorgan Chase Bank N.A.)	92,130,000	61,471
Put - CDX.NA.HY.26, Exercise Price $98.00, Expires 07/20/16 (Counterparty - BNP Paribas)	100,000,000	42,578
Put - CDX.NA.HY.26, Exercise Price $98.00, Expires 08/17/16 (Counterparty - Credit Suisse International)	17,650,000	38,909
Put - CDX.NA.HY.26, Exercise Price $98.00, Expires 08/17/16 (Counterparty - Deutsche Bank AG)	17,970,000	39,614

		1,614,542

Currency Options—0.0%
USD Call/CAD Put, Strike Price CAD 1.485, Expires 07/27/16 (Counterparty - Barclays Bank plc)	32,400,000	3,240
USD Call/JPY Put, Strike Price JPY 110.90, Expires 09/06/16 (Counterparty - Bank of America N.A.)	36,500,000	69,825

		73,065

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Purchased Options—(Continued)

Security Description	Shares/ Principal/ Notional Amount*	Value

Interest Rate Swaptions—0.0%
Call - OTC - 1 Yr. Interest Rate Swap, Exercise Rate 0.53%, Expires 08/14/16 (Counterparty - Bank of America N.A.)	1,803,760,000	$82,197

Options on Exchange-Traded Futures Contracts—0.1%
Call - U.S. Treasury Note 10-Year Futures @132.00, Expires 07/22/16	2,000	2,500,000

Total Purchased Options (Cost $5,494,961)		4,269,804

Convertible Bonds—0.1%

Energy-Alternate Sources—0.0%
LDK Solar Co., Ltd. 5.535%, 12/31/18 (b) (e)	341,970	41,036

Internet—0.1%
FireEye, Inc. 1.625%, 06/01/35	1,500,000	1,322,813

Mining—0.0%
Mirabela Nickel, Ltd. 9.500%, 06/24/19 (144A) (b) (d)	1,420,687	426,206

Semiconductors—0.0%
Inphi Corp. 1.125%, 12/01/20 (144A)	1,100,000	1,165,313

Total Convertible Bonds (Cost $3,681,820)		2,955,368

Common Stocks—0.0%

Air Freight & Logistics—0.0%
CEVA Group plc (k)	399	139,650

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (k)	1,399,556	27,991

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (a) (l)	10,611	14,749

Household Durables—0.0%
Desarrolladora Homex S.A.B. de C.V. (l)	220,114	21,190

Marine—0.0%
Deep Ocean Group Holding A/S (f) (k)	44,744	242,557

Media—0.0%
Cengage Learning, Inc.	10,995	252,885
ION Media Networks, Inc. (f) (k)	785	508,900

		761,785

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (f) (k) (l)	7,827,755	$58,380

Total Common Stocks (Cost $4,989,032)		1,266,302

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (l) (Cost $0)	1,700	1,700

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (f) (k)	1,246,000	0
Sino-Forest Corp. (f) (k)	500,000	0

Total Escrow Shares (Cost $0)		0

Short-Term Investments—8.1%

Mutual Fund—7.7%
State Street Navigator Securities Lending MET Portfolio (m)	271,649,503	271,649,503

Repurchase Agreements—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $4,711,346 on 07/01/16, collateralized by $4,695,000 U.S. Treasury Notes with rates ranging from 0.125% - 1.375%, maturity dates ranging from 02/29/20 - 04/15/20, with a value of $4,805,738.	4,711,342	4,711,342
RBS Securities, Inc. Repurchase Agreement dated 06/30/16 at 0.320% to be repurchased at $11,100,099 on 07/01/16 collateralized by $9,775,000 U.S. Treasury Bond at 3.000% due 11/15/45 with a value $11,239,725.	11,100,000	11,100,000

		15,811,342

Total Short-Term Investments (Cost $287,460,845)		287,460,845

Total Investments—104.6% (Cost $3,659,417,752) (n)		3,696,104,195
Other assets and liabilities (net)—(4.6)%		(162,683,007)

Net Assets—100.0%		$3,533,421,188

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $508,211,971 and the collateral received consisted of cash in the amount of $271,649,503 and non-cash collateral with a value of $253,517,373. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $5,795,511, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(g)	Interest only security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2016, at which time the interest rate will be determined.
(k)	Illiquid security. As of June 30, 2016, these securities represent 0.0% of net assets.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(n)	As of June 30, 2016, the aggregate cost of investments was $3,659,417,752. The aggregate unrealized appreciation and depreciation of investments were $117,656,298 and $(80,969,855), respectively, resulting in net unrealized appreciation of $36,686,443.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $895,406,467, which is 25.3% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Alta Wind Holdings LLC, 7.000%, 06/30/35	07/14/10	$1,539,668	$1,539,668	$1,585,763
Bayview Commercial Asset Trust, Zero Coupon, 07/25/37	11/23/10	4,198,993	400,217	0
Compiler Finance Sub, Inc., 7.000%, 05/01/21	05/02/13	990,000	960,394	415,800
Midwest Vanadium Pty, Ltd., 11.500%, 02/15/18	05/05/11—05/24/11	1,000,000	1,031,250	80,000
Mirabela Nickel, Ltd., 9.500%, 06/24/19	06/06/14—06/30/14	1,420,687	1,420,687	426,206
Mirabela Nickel, Ltd., 1.000%, 09/10/44	09/10/14	36,053	32,518	4
NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	01/25/13	2,802,397	2,963,480	2,998,565
Pacific Exploration and Production Corp., 5.375%, 01/26/19	11/18/13	710,000	709,937	$131,350
Scotia Bank Peru DPR Finance Co., 3.403%, 03/15/17	02/18/10	157,895	157,895	157,823

				$5,795,511

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	27,040,000	Barclays Bank plc	07/14/16	USD	20,269,995	$(110,436)
AUD	47,790,000	Citibank N.A.	07/14/16	USD	36,406,422	(776,787)
BRL	62,020,000	Barclays Bank plc	07/14/16	USD	17,348,252	1,906,140
CAD	26,616,328	Citibank N.A.	07/14/16	USD	20,387,218	215,250
CAD	3,933,781	Citibank N.A.	08/12/16	USD	3,067,599	(22,361)
CAD	69,960,000	JPMorgan Chase Bank N.A.	07/14/16	USD	53,884,232	268,566
CAD	3,903,827	JPMorgan Chase Bank N.A.	08/12/16	USD	2,971,991	50,058
EUR	43,583,996	Bank of America N.A.	07/14/16	USD	49,717,572	(1,335,279)
EUR	15,153,947	Barclays Bank plc	07/14/16	USD	17,260,724	(438,433)
EUR	32,370,000	Citibank N.A.	07/14/16	USD	35,906,422	27,291
EUR	266,340	Citibank N.A.	08/12/16	USD	305,141	(9,164)
EUR	394,509	Citibank N.A.	08/12/16	USD	443,273	(4,867)
EUR	756,888	Citibank N.A.	08/12/16	USD	863,651	(22,542)
GBP	31,020,000	Barclays Bank plc	07/14/16	USD	41,381,611	(84,184)
GBP	14,780,000	Citibank N.A.	07/14/16	USD	21,673,096	(1,996,244)
GBP	2,000,000	Bank of America N.A.	08/12/16	USD	2,828,360	(164,975)
GBP	41,460,000	Barclays Bank plc	08/12/16	USD	59,172,210	(3,960,235)
GBP	410,000	Citibank N.A.	08/12/16	USD	595,846	(49,852)
GBP	1,905,129	Citibank N.A.	08/12/16	USD	2,748,144	(211,099)
ILS	73,570,000	Citibank N.A.	07/14/16	USD	19,533,760	(468,379)
ILS	127,400,000	Citibank N.A.	07/14/16	USD	34,007,795	(992,578)
INR	1,790,140,000	Citibank N.A.	07/14/16	USD	26,684,654	(203,701)
INR	2,878,750,000	Citibank N.A.	07/14/16	USD	42,610,272	(25,869)
JPY	905,500,000	Barclays Bank plc	07/14/16	USD	8,485,575	285,449
JPY	2,117,430,000	Barclays Bank plc	07/14/16	USD	19,207,979	1,302,270
JPY	3,625,160,000	Barclays Bank plc	07/14/16	USD	34,098,197	1,016,511
JPY	5,738,660,000	Barclays Bank plc	07/14/16	USD	52,323,277	3,263,612
JPY	18,503,266	Citibank N.A.	07/14/16	USD	175,011	4,218
KRW	22,469,060,000	Citibank N.A.	07/14/16	USD	19,582,587	(77,856)
NOK	273,580,000	Barclays Bank plc	07/14/16	USD	33,168,851	(478,463)
RUB	339,200,000	Citibank N.A.	07/14/16	USD	5,000,000	291,732
RUB	934,670,000	Citibank N.A.	07/14/16	USD	13,583,345	998,090
RUB	1,010,000,000	Citibank N.A.	07/14/16	USD	15,003,706	752,924
SGD	28,350,000	Barclays Bank plc	07/14/16	USD	20,852,795	191,385
ZAR	197,540,000	Barclays Bank plc	07/14/16	USD	13,398,020	(9,815)

Contracts to Deliver
AUD	2,750,085	Citibank N.A.	07/14/16	USD	2,086,187	35,873
AUD	2,638,001	Citibank N.A.	07/14/16	USD	1,896,340	(70,410)
AUD	1,246,001	Citibank N.A.	07/14/16	USD	911,753	(17,198)
AUD	1,228,001	Citibank N.A.	07/14/16	USD	885,174	(30,357)
AUD	1,156,001	Citibank N.A.	07/14/16	USD	834,858	(26,994)
AUD	922,215	Citibank N.A.	07/14/16	USD	677,894	(9,660)
AUD	830,001	Citibank N.A.	07/14/16	USD	602,878	(15,926)
AUD	298,001	Citibank N.A.	07/14/16	USD	218,405	(3,769)
BRL	100,200,000	Barclays Bank plc	07/14/16	USD	28,393,313	(2,714,234)
BRL	102,047,677	JPMorgan Chase Bank N.A.	07/14/16	USD	28,154,967	(3,526,200)
CAD	17,050,000	Citibank N.A.	07/14/16	USD	13,613,731	416,115
CAD	2,195,001	Citibank N.A.	08/12/16	USD	1,708,013	8,808
CAD	756,755	Citibank N.A.	08/12/16	USD	590,013	4,191
CAD	533,001	Citibank N.A.	08/12/16	USD	412,138	(471)
CAD	2,110,897	JPMorgan Chase Bank N.A.	08/12/16	USD	1,649,082	14,984
EUR	40,730,000	Bank of America N.A.	07/14/16	USD	47,056,184	1,842,092
EUR	10,960,000	Barclays Bank plc	07/14/16	USD	12,429,089	262,469
EUR	63,344,558	Citibank N.A.	07/14/16	USD	72,372,741	2,054,385
EUR	1,636,001	Citibank N.A.	08/12/16	USD	1,868,544	50,502
EUR	1,074,001	Citibank N.A.	08/12/16	USD	1,223,595	30,088

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	694,349	Citibank N.A.	08/12/16	USD	796,106	$24,495
EUR	602,001	Citibank N.A.	08/12/16	USD	667,150	(1,837)
EUR	309,001	Citibank N.A.	08/12/16	USD	347,189	3,805
EUR	121,107	Citibank N.A.	08/12/16	USD	137,809	3,227
GBP	25,405,001	Citibank N.A.	07/14/16	USD	36,274,785	2,452,697
GBP	41,460,000	Bank of America N.A.	08/12/16	USD	60,608,301	5,396,326
GBP	3,840,000	Bank of America N.A.	08/12/16	USD	5,622,447	508,748
GBP	6,060,754	Citibank N.A.	08/12/16	USD	8,793,257	722,196
GBP	911,001	Citibank N.A.	08/12/16	USD	1,315,453	102,279
ILS	137,313,943	Barclays Bank plc	07/14/16	USD	36,353,465	769,088
ILS	43,303,200	Citibank N.A.	07/14/16	USD	11,453,146	231,289
ILS	20,352,857	Citibank N.A.	07/14/16	USD	5,383,214	108,850
JPY	2,912,380,000	Barclays Bank plc	07/14/16	USD	27,178,093	(1,032,350)
JPY	2,846,740,000	Barclays Bank plc	07/14/16	USD	26,466,776	(1,107,853)
JPY	905,500,000	Barclays Bank plc	07/14/16	USD	8,499,155	(271,869)
JPY	5,740,630,000	Citibank N.A.	07/14/16	USD	52,946,119	(2,659,852)
JPY	3,283,890,000	JPMorgan Chase Bank N.A.	07/14/16	USD	32,013,278	204,244
KRW	22,469,060,000	Citibank N.A.	07/14/16	USD	19,217,465	(287,266)
NOK	273,580,000	Barclays Bank plc	07/14/16	USD	32,658,041	(32,347)
NZD	75,600,000	JPMorgan Chase Bank N.A.	07/14/16	USD	51,520,266	(2,433,629)
SGD	28,350,000	Barclays Bank plc	07/14/16	USD	20,862,677	(181,503)
SGD	30,400,000	JPMorgan Chase Bank N.A.	07/14/16	USD	22,133,236	(432,657)
SGD	17,630,000	JPMorgan Chase Bank N.A.	07/14/16	USD	13,013,951	(72,782)
TWD	1,045,790,000	Bank of America N.A.	07/14/16	USD	32,548,708	122,703
ZAR	197,540,000	Barclays Bank plc	07/14/16	USD	12,919,260	(468,945)

Cross Currency Contracts to Buy
GBP	8,979,476	Citibank N.A.	07/14/16	EUR	11,222,024	(502,969)

Net Unrealized Depreciation						$(1,401,247)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/16	2,215	AUD	297,281,729	$3,281,725
U.S. Treasury Note 2 Year Futures	09/30/16	1,500	USD	326,864,250	2,127,939
U.S. Treasury Note 5 Year Futures	09/30/16	2,918	USD	350,683,984	5,790,753
U.S. Treasury Ultra Long Bond Futures	09/21/16	1,075	USD	187,733,878	12,619,247

Futures Contracts—Short
Euro-Bund Futures	09/08/16	(844)	EUR	(138,541,387)	(2,783,133)
U.S. Treasury Long Bond Futures	09/21/16	(1,742)	USD	(283,854,023)	(16,368,790)
U.S. Treasury Note 10 Year Futures	09/21/16	(4,707)	USD	(610,858,447)	(15,099,006)

Net Unrealized Depreciation					$(10,431,265)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Depreciation
USD Put/CAD Call	CAD	1.355	Barclays Bank plc	07/27/16	(32,400,000)	$(453,924)	$(1,613,520)	$(1,159,596)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Call - 1 Yr. IRS	0.630%	Bank of America N.A.	3M LIBOR	Receive	08/04/16	USD (901,880,000)	$(270,564)	$(215,621)	$54,943

Credit Default Swaptions	Strike Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	$100.000	BNP Paribas	CDX.NA.HY.26	Sell	07/20/16	USD (100,000,000)	$(480,000)	$(104,960)	$375,040

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Fixed Rate equal to 9.005% based on the notional amount of currency delivered	Fixed rate equal to 7.250% based on the notional amount of currency received	07/01/24	Barclays Bank plc	$5,848,000	EUR	4,300,000	$1,595,461	$(4,084)	$1,599,545

(a)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	1 Day CDI	1.079%	01/04/21	Bank of America N.A.	BRL	190,843,760	$4,848,787	$—	$4,848,787

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M CDOR	0.886%	06/29/18	CAD	844,720,000	$355,561
Pay	3M LIBOR	1.185%	06/13/21	USD	56,430,000	511,286
Pay	6M LIBOR	0.556%	06/28/18	GBP	370,770,000	548,975
Receive	3M LIBOR	0.738%	06/30/18	USD	498,900,000	3,677
Receive	3M LIBOR	0.765%	07/01/18	USD	647,640,000	(318,594)
Receive	3M LIBOR	1.580%	06/13/26	USD	56,280,000	(951,899)
Receive	3M LIBOR	1.674%	11/30/22	USD	99,324,000	(3,357,015)

Net Unrealized Depreciation						$(3,208,009)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.26	5.000%	06/20/21	0.000%	USD	130,000,000	$494,375
CDX.NA.IG.26	1.000%	06/20/21	0.000%	USD	197,800,000	(6,923)

Net Unrealized Appreciation						$487,452

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Securities in the amount of $9,737,306 have been received at the custodian bank as collateral for swaptions and OTC swap contracts.

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$126,567	$—	$126,567
Aerospace/Defense	—	17,998,644	—	17,998,644
Agriculture	—	33,241,143	—	33,241,143
Airlines	—	1,553,234	—	1,553,234
Apparel	—	2,458,125	—	2,458,125
Auto Manufacturers	—	24,430,850	—	24,430,850
Auto Parts & Equipment	—	27,763,851	—	27,763,851
Banks	—	338,484,659	—	338,484,659
Beverages	—	51,311,696	—	51,311,696
Biotechnology	—	13,728,550	—	13,728,550
Building Materials	—	4,028,800	—	4,028,800
Chemicals	—	16,631,111	—	16,631,111
Coal	—	1,274,000	—	1,274,000
Commercial Services	—	29,410,011	—	29,410,011
Computers	—	16,364,639	—	16,364,639
Diversified Financial Services	—	72,462,893	—	72,462,893
Electric	—	47,944,855	—	47,944,855
Electronics	—	4,528,250	—	4,528,250
Energy-Alternate Sources	—	1,585,763	—	1,585,763
Engineering & Construction	—	10,823,260	—	10,823,260
Entertainment	—	4,609,743	—	4,609,743
Environmental Control	—	1,428,319	—	1,428,319
Food	—	15,029,972	—	15,029,972
Forest Products & Paper	—	362,250	—	362,250
Healthcare-Products	—	23,860,183	—	23,860,183
Healthcare-Services	—	67,511,934	—	67,511,934
Holding Companies-Diversified	—	15,553,096	—	15,553,096
Home Builders	—	28,544,822	—	28,544,822
Household Products/Wares	—	13,450,525	—	13,450,525
Housewares	—	24,201,850	—	24,201,850
Insurance	—	27,553,028	—	27,553,028
Internet	—	21,590,526	—	21,590,526
Iron/Steel	—	7,264,194	—	7,264,194
Leisure Time	—	18,772,881	—	18,772,881
Lodging	—	13,924,646	—	13,924,646
Machinery-Construction & Mining	—	501,766	—	501,766
Media	—	96,188,622	—	96,188,622
Metal Fabricate/Hardware	—	355,484	—	355,484
Mining	—	94,880,670	4	94,880,674
Miscellaneous Manufacturing	—	27,291,817	—	27,291,817
Oil & Gas	—	189,497,947	—	189,497,947
Oil & Gas Services	—	20,034,160	—	20,034,160
Packaging & Containers	—	33,350,885	—	33,350,885
Pharmaceuticals	—	37,724,646	—	37,724,646
Pipelines	—	75,087,299	—	75,087,299
Real Estate	—	5,895,233	—	5,895,233
Real Estate Investment Trusts	—	16,681,850	—	16,681,850
Retail	—	65,773,232	—	65,773,232
Savings & Loans	—	3,283,842	600	3,284,442
Semiconductors	—	10,613,602	—	10,613,602
Software	—	23,959,215	—	23,959,215
Telecommunications	—	108,558,563	—	108,558,563
Transportation	—	22,903,812	—	22,903,812
Trucking & Leasing	—	3,564,177	—	3,564,177

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Water	$—	$3,571,909	$—	$3,571,909
Total Corporate Bonds & Notes	—	1,839,527,601	604	1,839,528,205
Total U.S. Treasury & Government Agencies*	—	539,297,826	—	539,297,826
Total Foreign Government*	—	501,906,793	—	501,906,793
Total Mortgage-Backed Securities*	—	379,690,082	—	379,690,082
Total Asset-Backed Securities*	—	83,939,237	—	83,939,237
Total Investment Company Security	22,970,000	—	—	22,970,000
Total Floating Rate Loans*	—	10,956,442	—	10,956,442
Total Municipals	—	10,784,447	—	10,784,447
Total Convertible Preferred Stock*	6,450,528	—	—	6,450,528
Preferred Stocks
Air Freight & Logistics	—	302,302	—	302,302
Banks	3,129,050	—	—	3,129,050
Telecommunications	1,195,264	—	—	1,195,264
Total Preferred Stocks	4,324,314	302,302	—	4,626,616
Purchased Options
Credit Default Swaptions	—	1,614,542	—	1,614,542
Currency Options	—	73,065	—	73,065
Interest Rate Swaptions	—	82,197	—	82,197
Options on Exchange-Traded Futures Contracts	2,500,000	—	—	2,500,000
Total Purchased Options	2,500,000	1,769,804	—	4,269,804
Total Convertible Bonds*	—	2,955,368	—	2,955,368
Common Stocks
Air Freight & Logistics	—	139,650	—	139,650
Diversified Consumer Services	—	—	27,991	27,991
Energy Equipment & Services	14,749	—	—	14,749
Household Durables	21,190	—	—	21,190
Marine	—	—	242,557	242,557
Media	—	252,885	508,900	761,785
Metals & Mining	—	—	58,380	58,380
Total Common Stocks	35,939	392,535	837,828	1,266,302
Total Warrant*	—	1,700	—	1,700
Total Escrow Shares*	—	—	0	0
Short-Term Investments
Mutual Fund	271,649,503	—	—	271,649,503
Repurchase Agreements	—	15,811,342	—	15,811,342
Total Short-Term Investments	271,649,503	15,811,342	—	287,460,845
Total Investments	$307,930,284	$3,387,335,479	$838,432	$3,696,104,195

Collateral for Securities Loaned (Liability)	$—	$(271,649,503)	$—	$(271,649,503)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$25,942,950	$—	$25,942,950
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(27,344,197)	—	(27,344,197)
Total Forward Contracts	$—	$(1,401,247)	$—	$(1,401,247)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$23,819,664	$—	$—	$23,819,664
Futures Contracts (Unrealized Depreciation)	(34,250,929)	—	—	(34,250,929)
Total Futures Contracts	$(10,431,265)	$—	$—	$(10,431,265)
Written Options
Credit Default Swaptions at Value	$—	$(104,960)	$—	$(104,960)
Foreign Currency Written Options at Value	—	(1,613,520)	—	(1,613,520)
Interest Rate Swaptions at Value	—	(215,621)	—	(215,621)
Total Written Options	$—	$(1,934,101)	$—	$(1,934,101)

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,913,874	$—	$1,913,874
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(4,634,431)	—	(4,634,431)
Total Centrally Cleared Swap Contracts	$—	$(2,720,557)	$—	$(2,720,557)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,444,248	$—	$6,444,248

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation)	Purchases		Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Corporate Bonds & Notes
Mining	$0	$0	$4	(a)	$4	$0
Savings & Loans	—	0	600	(a)	600	0
Common Stocks
Diversified Customer Services	—	0	27,991	(a)	27,991	0
Marine	208,910	33,647	—		242,557	33,647
Media	—	278,845	230,055	(a)	508,900	278,845
Metals & Mining	0	5,714	52,666	(a)	58,380	5,714
Escrow Shares
Forest Products & Paper	—	0	—		0	0

Total	$208,910	$318,206	$311,316		$838,432	$318,206

(a)	Security was acquired as a result of the merger with the Met Investors Series Trust Lord Abbett Bond Debenture Portfolio and the Met Investors Series Trust Pioneer Strategic Income Portfolio. Purchase amount shown above reflects the value of the security on the date of the merger. (See note 9 of the Notes to Financial Statements)

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2016

Assets
Investments at value (a) (b)	$3,696,104,195
Cash	7,100,437
Cash denominated in foreign currencies (c)	5,405,049
Cash collateral (d)	25,165,994
OTC swap contracts at market value (e)	6,444,248
Unrealized appreciation on forward foreign currency exchange contracts	25,942,950
Receivable for:
Investments sold	36,880,581
Fund shares sold	299,216
Principal paydowns	2,979
Dividends and interest	38,879,994
Variation margin on futures contracts	5,919,004
Interest on OTC swap contracts	263,306
Variation margin on centrally cleared swap contracts	1,735,941
Prepaid expenses	23,458
Other assets	54,786

Total Assets	3,850,222,138
Liabilities
Written options at value (f)	1,934,101
Unrealized depreciation on forward foreign currency exchange contracts	27,344,197
Collateral for securities loaned	271,649,503
Payables for:
Investments purchased	9,830,407
Fund shares redeemed	3,100,784
Interest on OTC swap contracts	174,035
Accrued Expenses:
Management fees	1,456,949
Distribution and service fees	227,965
Deferred trustees’ fees	247,273
Other expenses	835,736

Total Liabilities	316,800,950

Net Assets	$3,533,421,188

Net Assets Consist of:
Paid in surplus	$3,549,384,149
Undistributed net investment income	44,945,088
Accumulated net realized loss	(88,777,076)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	27,869,027

Net Assets	$3,533,421,188

Net Assets
Class A	$2,294,485,246
Class B	931,711,040
Class E	307,224,902
Capital Shares Outstanding*
Class A	176,175,286
Class B	71,996,599
Class E	23,686,214
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.02
Class B	12.94
Class E	12.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,659,417,752.
(b)	Includes securities loaned at value of $508,211,971.
(c)	Identified cost of cash denominated in foreign currencies was $5,342,682.
(d)	Includes collateral of $10,216,822 for futures contracts, $260,000 for swaptions and $14,689,172 for centrally cleared swap contracts.
(e)	Net premium received on OTC swap contracts was $4,084.
(f)	Premiums received on written options were $1,204,488.

Statement of Operations

Six Months Ended June 30, 2016

Investment Income
Dividends	$167,483
Interest	54,192,757
Securities lending income	308,507
Other income	4,864

Total investment income	54,673,611
Expenses
Management fees	5,829,729
Administration fees	25,621
Custodian and accounting fees	159,987
Distribution and service fees—Class B	539,659
Distribution and service fees—Class E	101,669
Audit and tax services	46,187
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	53,934
Insurance	4,453
Miscellaneous	8,500

Total expenses	6,799,326
Less management fee waiver	(522,221)

Net expenses	6,277,105

Net Investment Income	48,396,506

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(18,359,411)
Futures contracts	(2,462,360)
Written options	859,387
Swap contracts	(981,556)
Foreign currency transactions	(2,732,871)

Net realized loss	(23,676,811)

Net change in unrealized appreciation (depreciation) on:
Investments	96,062,380
Futures contracts	(12,029,949)
Written options	(729,613)
Swap contracts	3,856,597
Foreign currency transactions	(3,142,268)

Net change in unrealized appreciation	84,017,147

Net realized and unrealized gain	60,340,336

Net Increase in Net Assets from Operations	$108,736,842

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$48,396,506	$59,796,475
Net realized loss	(23,676,811)	(35,780,466)
Net change in unrealized appreciation (depreciation)	84,017,147	(49,293,413)

Increase (decrease) in net assets from operations	108,736,842	(25,277,404)

From Distributions to Shareholders
Net investment income
Class A	(35,720,494)	(57,669,980)
Class B	(14,043,055)	(10,166,780)
Class E	(4,707,996)	(2,750,972)

Total distributions	(54,471,545)	(70,587,732)

Increase in net assets from capital share transactions	2,168,546,264	143,712,626

Total increase in net assets	2,222,811,561	47,847,490

Net Assets
Beginning of period	1,310,609,627	1,262,762,137

End of period	$3,533,421,188	$1,310,609,627

Undistributed net investment income
End of period	$44,945,088	$51,020,127

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	984,653	$12,699,133	12,538,685	$170,643,437
Shares issued through acquisition (a)	103,655,018	1,346,478,441	0	0
Reinvestments	2,771,179	35,720,494	4,491,432	57,669,980
Redemptions	(16,605,379)	(213,366,992)	(4,818,291)	(62,520,412)

Net increase	90,805,471	$1,181,531,076	12,211,826	$165,793,005

Class B
Sales	747,380	$9,541,702	791,911	$10,370,451
Shares issued through acquisition (a)	59,736,085	771,192,945	0	0
Reinvestments	1,096,257	14,043,055	795,523	10,166,780
Redemptions	(4,820,224)	(61,691,207)	(2,876,914)	(37,568,769)

Net increase (decrease)	56,759,498	$733,086,495	(1,289,480)	$(17,031,538)

Class E
Sales	1,779,353	$22,986,109	180,111	$2,345,501
Shares issued through acquisition (a)	18,973,217	245,512,995	0	0
Reinvestments	366,666	4,707,996	214,920	2,750,972
Redemptions	(1,500,677)	(19,278,407)	(774,805)	(10,145,314)

Net increase (decrease)	19,618,559	$253,928,693	(379,774)	$(5,048,841)

Increase derived from capital shares transactions		$2,168,546,264		$143,712,626

(a)	See Note 9 of Notes to Financial Statements

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.53		$13.43	$13.45	$13.98	$13.01	$12.90

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.59	0.64	0.63	0.50	0.53
Net realized and unrealized gain (loss) on investments	0.38		(0.80)	0.09	(0.47)	0.96	0.24

Total from investment operations	0.69		(0.21)	0.73	0.16	1.46	0.77

Less Distributions
Distributions from net investment income	(0.20)		(0.69)	(0.75)	(0.69)	(0.49)	(0.66)

Total distributions	(0.20)		(0.69)	(0.75)	(0.69)	(0.49)	(0.66)

Net Asset Value, End of Period	$13.02		$12.53	$13.43	$13.45	$13.98	$13.01

Total Return (%) (b)	5.56	(c)	(1.72)	5.47	1.09	11.50	6.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.63	0.65	0.66	0.65	0.67
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.59	0.61	0.62	0.61	0.63
Ratio of net investment income to average net assets (%)	4.86	(d)	4.51	4.77	4.65	3.70	4.13
Portfolio turnover rate (%)	44	(c)	99 (f)	98 (f)	132 (f)	228 (f)	473
Net assets, end of period (in millions)	$2,294.4		$1,070.0	$982.6	$682.7	$708.5	$578.9

	Class B
	Six Months Ended June 30, 2016		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.46		$13.35	$13.37	$13.90	$12.93	$12.83

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.56	0.61	0.59	0.46	0.49
Net realized and unrealized gain (loss) on investments	0.39		(0.80)	0.08	(0.46)	0.97	0.24

Total from investment operations	0.68		(0.24)	0.69	0.13	1.43	0.73

Less Distributions
Distributions from net investment income	(0.20)		(0.65)	(0.71)	(0.66)	(0.46)	(0.63)

Total distributions	(0.20)		(0.65)	(0.71)	(0.66)	(0.46)	(0.63)

Net Asset Value, End of Period	$12.94		$12.46	$13.35	$13.37	$13.90	$12.93

Total Return (%) (b)	5.45	(c)	(2.00)	5.29	0.83	11.29	5.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.88	0.90	0.91	0.90	0.92
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.84	0.86	0.87	0.86	0.88
Ratio of net investment income to average net assets (%)	4.52	(d)	4.25	4.53	4.39	3.45	3.83
Portfolio turnover rate (%)	44	(c)	99 (f)	98 (f)	132 (f)	228 (f)	473
Net assets, end of period (in millions)	$931.7		$189.9	$220.7	$238.4	$268.0	$273.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.48		$13.38	$13.39	$13.93	$12.96	$12.85

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.57	0.62	0.61	0.48	0.50
Net realized and unrealized gain (loss) on investments	0.40		(0.81)	0.09	(0.48)	0.96	0.25

Total from investment operations	0.69		(0.24)	0.71	0.13	1.44	0.75

Less Distributions
Distributions from net investment income	(0.20)		(0.66)	(0.72)	(0.67)	(0.47)	(0.64)

Total distributions	(0.20)		(0.66)	(0.72)	(0.67)	(0.47)	(0.64)

Net Asset Value, End of Period	$12.97		$12.48	$13.38	$13.39	$13.93	$12.96

Total Return (%) (b)	5.55	(c)	(1.90)	5.40	0.94	11.30	5.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.78	0.80	0.81	0.80	0.82
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.74	0.76	0.77	0.76	0.78
Ratio of net investment income to average net assets (%)	4.60	(d)	4.35	4.63	4.49	3.55	3.90
Portfolio turnover rate (%)	44	(c)	99 (f)	98 (f)	132 (f)	228 (f)	473
Net assets, end of period (in millions)	$307.2		$50.8	$59.5	$66.2	$74.0	$75.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 71%, 57%, 62% and 84% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

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Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, futures transactions, swap transactions, defaulted bonds and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $15,811,342, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(8,342)	$—	$—	$—	$(8,342)
Corporate Bonds & Notes	(218,352,350)	—	—	—	(218,352,350)
Foreign Government	(19,727,784)	—	—	—	(19,727,784)
Investment Company Securities	(88,213)	—	—	—	(88,213)
Preferred Stocks	(1,222,629)	—	—	—	(1,222,629)
U.S. Treasury & Government Agencies	(32,250,185)	—	—	—	(32,250,185)
Total	$(271,649,503)	$—	$—	$—	$(271,649,503)
Total Borrowings	$(271,649,503)	$—	$—	$—	$(271,649,503)
Gross amount of recognized liabilities for securities lending transactions					$(271,649,503)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same

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notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (f)	$2,582,197
	OTC swap contracts at market value (b)	4,848,787
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	1,419,499	Unrealized depreciation on centrally cleared swap contracts (c) (d)	4,627,508
	Unrealized appreciation on futures contracts (c) (e)	23,819,664	Unrealized depreciation on futures contracts (c) (e)	34,250,929
			Written options at value	215,621
Credit	Investments at market value (a)	1,614,542
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	494,375	Unrealized depreciation on centrally cleared swap contracts (c) (d)	6,923
			Written options at value	104,960
Foreign Exchange	Investments at market value (a)	73,065
	OTC swap contracts at market value (b)	1,595,461
	Unrealized appreciation on forward foreign currency exchange contracts	25,942,950	Unrealized depreciation on forward foreign currency exchange contracts	27,344,197
			Written options at value	1,613,520

Total		$62,390,540		$68,163,658

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $263,306 and OTC swap interest payable of $174,035.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange traded purchased options with a value of $2,500,000 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$12,870,678	$(1,715,875)	$(4,821,632)	$6,333,171
Barclays Bank plc	10,595,625	(10,595,625)	—	—
BNP Paribas	599,009	(104,960)	(392,055)	101,994
Citibank N.A.	8,538,305	(8,488,008)	—	50,297
Credit Suisse International	914,448	—	(914,448)	—
Deutsche Bank AG	39,614	—	—	39,614
JPMorgan Chase Bank N.A.	599,323	(599,323)	—	—

	$34,157,002	$(21,503,791)	$(6,128,135)	$6,525,076

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,715,875	$(1,715,875)	$—	$—
Barclays Bank plc	12,504,187	(10,595,625)	—	1,908,562
BNP Paribas	104,960	(104,960)	—	—
Citibank N.A.	8,488,008	(8,488,008)	—	—
JPMorgan Chase Bank N.A.	6,465,268	(599,323)	—	5,865,945

	$29,278,298	$(21,503,791)	$—	$7,774,507

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(139,346)	$(192,754)	$—	$(332,100)
Forward foreign currency transactions	—	—	(2,292,444)	(2,292,444)
Futures contracts	(2,462,360)	—	—	(2,462,360)
Swap contracts	1,076,660	(2,152,344)	94,128	(981,556)
Written options	859,387	—	—	859,387

	$(665,659)	$(2,345,098)	$(2,198,316)	$(5,209,073)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$990,108	$(1,450,704)	$(597,338)	$(1,057,934)
Forward foreign currency transactions	—	—	(3,275,328)	(3,275,328)
Futures contracts	(12,029,949)	—	—	(12,029,949)
Swap contracts	3,436,565	487,452	(67,420)	3,856,597
Written options	54,943	375,040	(1,159,596)	(729,613)

	$(7,548,333)	$(588,212)	$(5,099,682)	$(13,236,227)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$810,251,333
Forward foreign currency transactions	882,299,338
Futures contracts long	578,096,457
Futures contracts short	(564,909,225)
Swap contracts	1,083,842,301
Written options	(366,484,667)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	—	$—
Options written	934,280,000	6,472	4,507,657
Options bought back	—	(5,517)	(3,286,007)
Options exercised	—	(751)	(374,778)
Options expired	—	(204)	(122,384)

Options outstanding June 30, 2016	934,280,000	—	$724,488

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	—	$—
Options written	100,000,000	6,878	3,965,756
Options bought back	—	(5,688)	(3,316,077)
Options expired	—	(1,190)	(169,679)

Options outstanding June 30, 2016	100,000,000	—	$480,000

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

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a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$171,969,714	$1,258,235,085	$379,615,574	$544,813,865

With respect to the Portfolio’s merger with Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio (see Note 9) on April 29, 2016, the Portfolio acquired long-term securities with a cost of $1,569,020,310 that are not included in the above purchases values.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$5,829,729	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

Prior to May 1, 2016 the Adviser had agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

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contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$70,587,732	$53,344,080	$—	$—	$70,587,732	$53,344,080

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,024,554	$—	$(74,081,790)	$(16,715,740)	$(44,896,598)	$(81,669,574)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short-term capital losses of $25,708,256 and post-enactment long-term accumulated capital losses of $19,188,342. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$2,454,113	$14,261,627	$16,715,740

9. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,071,049,128, $185,485,101 and $50,610,322, respectively, acquired all the assets and liabilities of both Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust (“Lord Abbett Bond Debenture”) and Pioneer Strategic Income Portfolio of the Met Investors Series Trust (“Pioneer Strategic Income”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
Lord Abbett Bond Debenture	Class A	47,174,589	$529,283,625	40,745,486
Lord Abbett Bond Debenture	Class B	60,173,990	667,991,393	51,742,162
Lord Abbett Bond Debenture	Class E	1,491,864	16,610,085	1,283,657
Pioneer Strategic Income	Class A	81,835,600	817,194,816	62,909,532
Pioneer Strategic Income	Class B	10,555,527	103,201,552	7,993,923
Pioneer Strategic Income	Class E	23,060,053	228,902,910	17,689,560

Each shareholder of Lord Abbett Bond Debenture and Pioneer Strategic Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios. All other costs associated with the merger were not borne by the shareholders of the Portfolios.

MSF-47

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Lord Abbett Bond Debenture’s net assets on April 29, 2016 were $529,283,625, $667,991,393 and $16,610,085 for Class A, B and E shares, respectively, including investments valued at $1,206,164,787 with a cost basis of $1,199,106,024. Pioneer Strategic Income’s net assets on April 29, 2016 were $817,194,816, $103,201,552 and $228,902,910 for Class A, B and E shares, respectively, including investments valued at $1,087,157,353 with a cost basis of $1,082,699,355. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,670,328,932, which included $7,058,763 and $4,457,998 of acquired unrealized appreciation on investments and foreign currency transactions from Lord Abbett Bond Debenture and Pioneer Strategic Income, respectively.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the period ended June 30, 2016 are as follows:

Net Investment income	$83,510,023	(a)
Net realized and unrealized loss on investments	(240,570,133	)(b)

Net decrease in net assets from operations	$(157,060,110)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Lord Abbett Bond Debenture and Pioneer Strategic Income that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$48,396,506 net investment income as reported at June 30, 2016 plus $18,673,577 from Lord Abbett Bond Debenture pre-merger net investment income, plus $15,900,758 from Pioneer Strategic Income pre-merger net investment income, plus $371,150 in lower net advisory fees, plus $168,032 of pro-forma eliminated other expenses.
(b)	$27,600,461 unrealized appreciation as reported at June 30, 2016 minus $169,506,997 pro-forma December 31, 2015 unrealized depreciation, plus $23,676,811 net realized loss as reported at June 30, 2016 plus $40,633,835 and $34,352,951 in net realized losses from Lord Abbett Bond Debenture and Pioneer Strategic Income pre-merger, respectively

MSF-48

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and

the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of June 30, 2016, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2015, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of Metropolitan Series Fund as of June 30, 2016, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2015, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2016

MSF-49

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 26, 2016, the shareholders of the Portfolio voted for the following proposals:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Pioneer Strategic Income Portfolio (“MIST Portfolio”) by Western Asset Management Strategic Bond Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio.	99,608,306.021	3,587,211.823	12,388,871.292	115,584,389.136

To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Lord Abbett Bond Debenture Portfolio (“MIST Portfolio”) by Western Asset Management Strategic Bond Opportunities Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio.	90,922,785.440	4,436,514.549	10,795,195.420	106,154,495.408

MSF-50

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 3.10%, 3.01%, and 3.10%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned 3.55%.

MARKET ENVIRONMENT / CONDITIONS

Despite a very sluggish first quarter, the U.S. economy generally improved over the first half of 2016, as the post-crisis trend of steady but unspectacular economic growth continued. After several shifts in messaging, the Federal Reserve (the “Fed”) remained highly accommodative throughout the period and kept rates on hold. Notwithstanding the volatility of the first six weeks of the year, risk markets generally performed well. Equity market gains were respectable, with the S&P 500 Index up 3.8% during the six-month period. International events, such as the Brexit (the U.K. referendum on leaving the European Union) vote, threatened to roil markets but largely had only modest effects.

The economy grew at a real annualized rate of 1.4% in the fourth quarter of 2015, resulting in 2.4% annual growth for 2015, which was the same annual growth rate in 2014. In a familiar pattern, expectations for the economy heading into 2016 were fairly high, only to be disappointed in the first months of the year. First quarter 2016 gross domestic product registered an anemic increase of only 0.5% and was eventually revised up to 1.1%. Positive contributions from residential investment were a principal contributor to the revision. Other areas of note were increased contributions from personal consumption expenditures, government spending and exports. Manufacturing related data, however, continued to be weak. The labor market seems to be cooling recently even though the unemployment rate ticked down from 5.0% at the end of 2015 to 4.9% by the end of June. Recent jobs numbers have been especially volatile as the economy added 287,000 in June after a dismal May jobs number of only 11,000. Looking past the monthly volatility it is evident that the jobs growth trend is slowing as gains averaged 171,500 per month over the first six months.

After the Fed raised interest rates for the first time in nearly a decade last December, the Fed entered 2016 with a goal of gradual but continuous rate hikes. Market turmoil and weak global economic data, however, forced the Fed to pause and pivot to a more dovish stance. Fed Chair Janet Yellen’s speech on March 29th confirmed this pivot as she described the need to observe financial conditions very carefully. Her discussion of the asymmetry of policy risks when growth was at a low level clarified the need for greater caution in raising rates. The Fed seemed to be focused on risk management as opposed to a very straightforward, data-dependent path of higher interest rates.

However, during the second quarter the Fed shifted its message abruptly and reinforced its position coming into the year with a clear and definitive bias to tighten. They were only awaiting the expected improvement in the data to warrant the next hike. The Fed had endorsed the notion that growth will be improving sharply from the disappointing 1.1% growth in the first quarter. But the Fed decided to keep rates on hold in June as Federal Open Market Committee participants expressed concerns about job growth, downside risks to their economic outlook, and wanting to know the impact a Brexit vote could have on the U.S. economy. Now that the U.K. has voted to leave the European Union, this only increased the Fed’s concern and uncertainty and they have most likely adopted a wait and see approach.

The price of West Texas Intermediate (WTI) crude oil continued its precipitous descent in 2016 by dropping as low as $26.21 in the first quarter before recovering to end June at $48.33. This recovery benefited energy producers, a major component of high-yield bond indices, which suffered during the price plunge. Many producers had responded to the drop in oil prices by reducing capital expenditures, raising equity capital and retiring older and less efficient rigs. Going forward, the survivors are generally better situated to operate profitably despite lower prices.

Markets were rattled at the end of June as the U.K. defied the betting lines and unexpectedly voted to leave the European Union. Treasuries immediately rallied as investors sought safe haven assets and while spread sectors underperformed, the markets were orderly and no panic selling was detected. In fact, the spread sector underperformance lasted only a couple of days and these markets recovered over the last few days of the month but Treasuries continued to rally. While the Brexit vote will clearly have major political implications, investors were unsure how significant the economic impact will be.

Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and 28, 2016. Despite the extreme sell-off during the first six weeks of the year, spread product sectors including investment grade and high yield credit, structured products and emerging markets have all done well in the first half of the year as spreads have tightened and they’ve generated positive excess returns over Treasuries.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio underperformed its benchmark for the six month reporting period. The main contributor to performance was the Portfolio’s underweight exposure to interest rate risk, as yields fell in the January to June period.

Agency mortgage-backed securities (“MBS”) underperformed Treasuries of similar interest rate risk during the first half of 2016, though

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

the modest allocation to MBS limited the impact to overall returns. Non-Agency mortgages added to performance, as our bias towards lower dollar priced securities in the sector benefited from price appreciation based on ongoing investor demand, positive carry and continued principal paydowns.

The Portfolio was generally overweight the long end of the curve as a strategic position relative to the investment benchmark. We maintained an overweight to the back end of the yield curve over the period, which marginally helped performance as long-dated U.S. Treasury yields declined over 70 basis points in the first six months of the year. At period end, our projection for U.S. growth remained at 1.0%-1.5% for the remainder of 2016, avoiding a recession but still below the historical norm.

Over the last six months, we increased exposure to U.S. Treasuries and maintained moderate exposure to Agency Bonds, Non-Agency and Agency MBS. We generally increased our duration positioning over the first quarter after yields increased following the early year downdraft in equity markets and Treasury yields.

At period end, the Portfolio was positioned to reflect our expectation for modest U.S. economic growth and low inflation. The Portfolio’s exposure to interest rate risk was conservatively positioned relative to an average of 1-year to 10-year U.S. government securities, as shorter-dated interest rates are expected to trend modestly higher over the remainder of the year. However, at period end the Portfolio did have significant exposure to long-dated interest rates, as the yield spread to shorter bonds remains greater than average. U.S. Treasury bond yields also benefit from substantial foreign demand as foreign developed-market government bond yields are near historic lows, and often negative.

At period end, we expected inflation to remain low for some time due to weak overall demand growth, and the Portfolio maintained a substantial position in long-dated inflation-linked Treasury Inflation-Protected Securities (“TIPS”). Even in a low inflation environment, market expectations of inflation may rise to meet Fed-targeted inflation rates should domestic growth maintain its low but steady trend. Long-dated TIPS also may act as hedge against higher bond yields in a scenario of an unwarranted increase in inflation expectations.

At period end, the Portfolio held a 19% position in Agency MBS, which is at the low end of the historic range for exposure to Agency MBS in this Portfolio. Recent underperformance of this sector reflects the higher interest rate volatility seen in capital markets this year. While making MBS somewhat more attractive at current yields, the option-adjusted yield advantage of MBS remains fairly low relative to its historical average. As long as the Fed is reinvesting its substantial portfolio of MBS, spreads are likely to remain low. However, over time, we expect spreads to widen modestly and we prefer to remain conservatively positioned in MBS.

Over the reporting period, we found better opportunities for additional yield in sectors outside of Agency debentures and Agency MBS. These included U.S. dollar bonds from select emerging markets issuers and non-Agency residential MBS. Recently, spreads have narrowed on emerging market bonds but remain fairly wide versus levels seen over the past few years. While only a small part of the Portfolio at the end of June, these did provide incremental yield to the Portfolio and we believe they should do well even in an environment of better domestic economic growth.

S. Kenneth Leech

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	3.10	3.18	2.49	3.30
Class B	3.01	2.92	2.24	3.04
Class E	3.10	3.01	2.33	3.14
Barclays U.S. Intermediate Government Bond Index	3.55	3.93	2.31	4.07

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	82.9
Corporate Bonds & Notes	9.6
Foreign Government	8.2
Mortgage-Backed Securities	5.5
Asset-Backed Securities	1.4

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.48%	$1,000.00	$1,031.00	$2.42
	Hypothetical*	0.48%	$1,000.00	$1,022.48	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,030.10	$3.68
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class E(a)	Actual	0.63%	$1,000.00	$1,031.00	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—82.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—25.1%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	9,400,000	$9,710,451
3.000%, TBA (a)	6,200,000	6,493,047
3.500%, TBA (a)	15,000,000	15,875,619
4.500%, 03/01/20	64,908	66,784
5.000%, 03/01/18	53,641	55,168
6.500%, 06/01/17	12,697	12,768
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	1,028,977	1,131,677
4.500%, 12/01/31	1,464,683	1,611,546
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	10,887,409	11,442,423
3.000%, TBA (a)	7,900,000	8,183,596
3.500%, TBA (a)	14,900,000	15,703,202
4.000%, 02/01/40	934,549	1,029,693
4.000%, 06/01/42	8,288,667	9,131,227
4.000%, 07/01/42	4,493,220	4,851,303
4.000%, 05/01/43	20,471,637	22,446,263
4.000%, 10/01/43	11,488,675	12,573,599
4.000%, TBA (a)	82,800,000	88,774,749
4.500%, 04/01/41	12,527,912	13,736,572
4.500%, 10/01/41	9,315,992	10,214,843
4.500%, 07/01/44	327,533	364,839
4.500%, 10/01/44	2,091,567	2,323,054
4.500%, 01/01/45	173,561	195,116
4.500%, TBA (a)	5,100,000	5,563,755
5.000%, 07/01/33	342,530	382,223
5.000%, 09/01/33	412,942	461,040
5.000%, 10/01/35	1,163,655	1,299,040
5.000%, 03/01/36	1,871,430	2,082,506
5.000%, 01/01/39	15,023	16,867
5.000%, 08/01/39	35,587	40,002
5.000%, 12/01/39	29,521	33,149
5.000%, 05/01/40	42,699	48,010
5.000%, 07/01/40	52,398	59,035
5.000%, 11/01/40	1,415,405	1,594,807
5.000%, 01/01/41	63,809	71,590
5.000%, 02/01/41	69,669	77,355
5.000%, 04/01/41	153,272	172,812
5.000%, 05/01/41	3,167,710	3,567,574
5.000%, 06/01/41	296,147	333,901
5.000%, 07/01/41	2,982,113	3,308,767
5.000%, TBA (a)	2,700,000	2,999,867
6.000%, 04/01/33	97,291	112,530
6.000%, 02/01/34	21,003	24,387
6.000%, 11/01/35	213,690	247,947
6.000%, 08/01/37	459,740	533,552
6.500%, 03/01/26	1,409	1,622
6.500%, 04/01/29	67,426	77,593
7.000%, 11/01/28	2,072	2,307
7.000%, 02/01/29	706	708
7.000%, 01/01/30	2,261	2,330
7.000%, 10/01/37	25,894	28,119
7.000%, 11/01/37	33,406	40,515
7.000%, 12/01/37	26,289	29,566
7.000%, 02/01/38	18,229	20,236

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 08/01/38	14,473	15,518
7.000%, 09/01/38	3,077	3,189
7.000%, 11/01/38	157,386	179,176
7.000%, 02/01/39	1,719,077	1,991,871
7.500%, 04/01/32	13,805	14,182
8.000%, 05/01/28	4,331	4,995
8.000%, 07/01/32	893	978
Fannie Mae ARM Pool 2.042%, 07/01/37 (b)	37,221	39,401
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (c)	3,435,448	492,890
4.000%, 04/25/42 (c)	4,828,049	810,930
4.500%, 11/25/39 (c)	2,801,563	444,450
Fannie Mae Pool 3.500%, 08/01/42	13,655,918	14,554,742
3.500%, 09/01/42	930,638	991,968
3.500%, 10/01/42	6,508,977	6,938,028
4.000%, 10/01/42	3,994,969	4,330,813
4.000%, 11/01/42	2,747,500	2,979,471
4.000%, 07/01/43	83,109	90,145
4.000%, 08/01/43	1,864,012	2,021,090
5.000%, 05/01/40	28,833	32,453
6.500%, 12/01/27	4,762	4,820
6.500%, 05/01/32	26,264	31,287
Fannie Mae REMIC Trust Whole Loan (CMO) 3.723%, 01/25/43 (b)	386,735	407,542
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	698,923	632,786
3.000%, 12/25/27 (c)	9,212,180	820,538
5.500%, 07/25/41	8,025,793	9,497,934
5.500%, 04/25/42	2,966,963	3,325,556
5.647%, 09/25/42 (b) (c)	1,638,193	303,737
5.697%, 03/25/42 (b) (c)	11,369,145	2,070,851
5.697%, 12/25/42 (b) (c)	1,288,869	298,297
6.000%, 05/25/42	1,912,017	2,188,512
6.077%, 01/25/41 (b) (c)	1,842,966	364,816
6.097%, 10/25/41 (b) (c)	6,857,271	1,391,172
6.197%, 02/25/41 (b) (c)	1,123,657	150,283
6.197%, 03/25/42 (b) (c)	2,749,096	503,189
6.500%, 06/25/39	383,874	429,967
6.500%, 07/25/42	3,551,786	4,143,743
9.750%, 11/25/18	549,566	587,012
9.750%, 08/25/19	176,167	188,097
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (a)	10,000,000	10,347,791
4.000%, 07/01/43	6,076,266	6,656,962
4.000%, 08/01/43	6,161,204	6,750,023
4.500%, 06/01/38	2,283,564	2,495,422
5.000%, 08/01/33	30,451	33,990
5.000%, 06/01/41	7,228,954	8,071,846
6.000%, 10/01/36	1,187,832	1,369,394
6.500%, 09/01/39	422,076	499,479
8.000%, 12/01/19	850	856
8.000%, 09/01/30	4,357	5,300

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	1,439	$1,448
Freddie Mac ARM Non-Gold Pool 2.247%, 02/01/37 (b)	19,743	20,594
2.247%, 05/01/37 (b)	38,391	39,633
2.770%, 01/01/35 (b)	15,287	16,241
2.995%, 05/01/37 (b)	51,444	54,841
Freddie Mac Gold Pool 3.500%, 10/01/42	1,375,600	1,465,820
3.500%, 02/01/44	616,689	657,045
4.000%, 04/01/43	2,012,351	2,178,868
4.000%, 08/01/43	1,251,624	1,356,253
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	341,878
6.000%, 05/15/36	831,857	951,229
8.500%, 06/15/21	11,771	12,782
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	632,394	724,250
6.000%, 03/15/33	1,055,972	1,246,464
6.500%, 06/15/31	4,544	5,184
6.500%, 08/15/34	236,422	269,723
7.500%, 09/15/29	2,385	2,731
7.500%, 02/15/30	1,669	1,745
8.500%, 05/15/18	4,132	4,149
8.500%, 06/15/25	33,140	39,771
Ginnie Mae II 30 Yr. Pool 3.000%, 09/20/45	27,803,670	29,108,225
3.500%, 09/20/45	3,469,587	3,687,206
3.500%, TBA (a)	24,000,000	25,439,063
4.000%, 09/20/45	2,277,176	2,435,075
4.000%, 11/20/45	13,952,536	15,149,069
4.500%, 01/20/40	1,073,917	1,172,414
4.500%, 05/20/40	1,474,656	1,605,978
4.500%, 09/20/40	29,553	32,265
4.500%, 01/20/41	226,804	247,617
4.500%, 07/20/41	1,580,509	1,725,556
5.000%, 07/20/40	1,110,451	1,235,253
6.000%, 11/20/34	2,012	2,372
6.000%, 06/20/35	3,236	3,743
6.000%, 07/20/36	199,475	227,864
6.000%, 09/20/36	9,895	11,386
6.000%, 07/20/38	529,223	604,566
6.000%, 09/20/38	1,436,588	1,641,119
6.000%, 06/20/39	5,563	6,433
6.000%, 05/20/40	126,804	146,133
6.000%, 06/20/40	333,817	384,827
6.000%, 08/20/40	174,266	201,295
6.000%, 09/20/40	445,384	516,530
6.000%, 10/20/40	276,599	319,056
6.000%, 11/20/40	390,304	461,325
6.000%, 01/20/41	346,777	396,106
6.000%, 03/20/41	1,529,144	1,758,362
6.000%, 07/20/41	315,977	366,718
6.000%, 12/20/41	212,281	245,423
6.500%, 10/20/37	435,953	530,046

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 0.364%, 02/16/53 (b) (c)	16,950,491	523,101
0.531%, 10/16/54 (b) (c)	34,655,772	1,272,078
0.532%, 05/16/54 (b) (c)	21,615,210	754,036
0.687%, 03/16/49 (b) (c)	13,172,131	485,509
0.772%, 09/16/51 (b) (c)	70,317,743	4,059,521
0.797%, 05/16/54 (b) (c)	19,900,429	1,067,330
0.816%, 12/20/60 (b)	18,814,732	18,617,772
0.826%, 09/16/46 (b) (c)	62,652,515	2,103,815
0.836%, 12/20/60 (b)	6,647,359	6,589,467
0.891%, 11/16/55 (b) (c)	29,179,896	1,939,240
0.901%, 01/16/56 (b) (c)	65,367,366	5,038,000
0.916%, 06/16/55 (b) (c)	14,607,248	732,355
0.916%, 03/20/61 (b)	5,515,908	5,482,667
0.922%, 01/16/57 (b) (c)	33,877,694	2,658,227
0.936%, 12/20/60 (b)	48,553,813	48,290,798
0.949%, 09/16/55 (b) (c)	22,287,041	1,390,861
1.052%, 09/16/56 (b) (c)	46,114,095	3,530,412
1.069%, 09/16/44 (b) (c)	20,481,798	1,265,451
1.114%, 02/16/48 (b) (c)	11,480,400	640,904
1.173%, 02/16/46 (b) (c)	25,965,855	1,734,057
2.250%, 03/16/35	5,162,332	5,198,234
5.658%, 08/16/42 (b) (c)	1,644,365	256,965
6.052%, 03/20/39 (b) (c)	505,548	37,522
6.202%, 01/20/40 (b) (c)	1,301,788	150,733

		571,539,472

Federal Agencies—37.6%
Federal Farm Credit Bank 0.500%, 08/23/16	25,000,000	25,005,325
0.650%, 06/19/17	15,000,000	15,003,375
1.100%, 06/01/18	20,000,000	20,131,900
1.950%, 11/15/17	19,980,000	20,340,719
Federal Home Loan Bank 0.500%, 10/17/16	15,000,000	15,005,070
0.625%, 11/23/16	20,000,000	20,010,740
0.625%, 10/26/17	18,000,000	18,006,408
0.750%, 03/24/17	23,000,000	23,044,206
0.875%, 03/19/18 (e)	20,000,000	20,070,340
2.000%, 09/09/16	20,000,000	20,060,620
2.125%, 06/09/23	17,700,000	18,479,136
2.750%, 06/08/18	15,000,000	15,608,535
5.250%, 12/11/20	12,000,000	14,113,812
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,000,000	9,593,900
0.750%, 04/09/18	9,000,000	9,010,368
1.125%, 04/15/19	30,000,000	30,254,910
5.000%, 12/14/18 (e)	12,741,000	14,037,358
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	48,030,350
1.250%, 05/06/21 (e)	20,000,000	20,074,960
2.125%, 04/24/26	10,000,000	10,270,530
2.625%, 09/06/24	22,000,000	23,669,712

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Financing Corp. Fico Zero Coupon, 10/06/17	20,433,000	$20,264,795
Zero Coupon, 05/11/18	40,000,000	39,398,240
Zero Coupon, 08/03/18	7,638,000	7,515,166
Zero Coupon, 12/27/18	16,254,000	15,933,569
Zero Coupon, 06/06/19	26,414,000	25,519,754
Zero Coupon, 09/26/19	14,535,000	14,096,726
Government Trust Certificates Zero Coupon, 10/01/16	8,567,000	8,555,632
National Archives Facility Trust 8.500%, 09/01/19	1,998,740	2,242,205
New Valley Generation II 5.572%, 05/01/20	6,078,275	6,640,515
Overseas Private Investment Corp.
Zero Coupon, 11/18/16	12,000,000	12,062,064
Zero Coupon, 11/17/17	26,000,000	27,966,125
Zero Coupon, 07/30/19	20,000,000	21,161,000
Zero Coupon, 11/11/20 (g)	6,647,377	6,701,221
Zero Coupon, 11/13/20	5,000,000	5,302,245
Zero Coupon, 11/15/20	4,700,000	5,013,161
2.310%, 11/15/30	8,580,420	8,738,772
3.330%, 05/15/33	6,662,523	7,191,874
3.490%, 12/20/29	12,214,170	13,388,831
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/19	10,642,000	10,300,668
Zero Coupon, 07/15/20	10,000,000	9,546,680
Zero Coupon, 10/15/20	38,159,000	36,314,890
Zero Coupon, 01/15/21	20,000,000	18,860,160
Zero Coupon, 01/15/30	25,000,000	17,984,050
Tennessee Valley Authority 1.750%, 10/15/18	20,000,000	20,414,700
3.875%, 02/15/21	35,000,000	39,263,630
4.500%, 04/01/18	20,000,000	21,319,000
5.500%, 07/18/17	23,306,000	24,483,582

		856,001,529

U.S. Treasury—20.2%
U.S. Treasury Bonds 3.000%, 11/15/44	10,800,000	12,417,473
5.250%, 02/15/29	16,000,000	22,623,744
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (f)	10,196,900	9,924,847
0.750%, 02/15/45 (f)	12,495,447	12,548,653
1.000%, 02/15/46 (f)	18,496,238	19,968,224
1.375%, 02/15/44 (f)	28,637,955	33,105,562
U.S. Treasury Notes 1.000%, 05/31/18	25,000,000	25,193,350
1.000%, 08/15/18	22,000,000	22,176,176
1.500%, 02/28/23	34,960,000	35,468,004
1.625%, 06/30/20	23,000,000	23,652,257
1.875%, 09/30/17	25,000,000	25,409,175
1.875%, 05/31/22 (e)	89,000,000	92,566,942
2.000%, 11/30/22	100,090,000	104,754,394

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.625%, 11/15/20	19,900,000	21,320,979

		461,129,780

Total U.S. Treasury & Government Agencies (Cost $1,836,940,435)		1,888,670,781

Corporate Bonds & Notes—9.6%

Banks—1.2%
Bank of Montreal 1.750%, 06/15/22 (144A) (e)	10,000,000	10,026,780
National Australia Bank, Ltd. 1.250%, 03/08/18 (144A) (e)	13,000,000	13,023,465
Stadshypotek AB 1.875%, 10/02/19 (144A)	5,000,000	5,073,435

		28,123,680

Diversified Financial Services—7.9%
COP I LLC 3.650%, 12/05/21	7,416,054	7,870,881
National Credit Union Administration Guaranteed Notes 3.000%, 06/12/19	19,650,000	20,879,108
3.450%, 06/12/21	45,000,000	48,757,050
Postal Square L.P. 6.500%, 06/15/22	7,099,380	8,066,159
Private Export Funding Corp. 1.375%, 02/15/17	25,000,000	25,110,425
2.250%, 12/15/17	40,000,000	40,827,320
2.300%, 09/15/20	28,000,000	28,811,272

		180,322,215

Multi-National—0.1%
Asian Development Bank 2.125%, 03/19/25	2,000,000	2,069,902

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26 (e)	4,260,000	4,142,850
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,628,050

		7,770,900

Total Corporate Bonds & Notes (Cost $220,864,628)		218,286,697

Foreign Government—8.2%

Sovereign—8.2%
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	5,360,300
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	424,102

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Indonesia Government International Bonds 3.750%, 04/25/22	1,900,000	$1,965,351
4.875%, 05/05/21	2,957,000	3,210,527
5.875%, 03/13/20	310,000	344,746
5.875%, 01/15/24 (144A)	1,060,000	1,225,856
Israel Government AID Bonds
Zero Coupon, 08/15/16	28,251,000	28,243,739
Zero Coupon, 09/15/16	10,000,000	9,994,410
Zero Coupon, 11/15/18	20,869,000	20,499,827
5.500%, 12/04/23	24,290,000	30,578,195
5.500%, 04/26/24	20,950,000	26,533,385
Mexico Government International Bond 5.550%, 01/21/45	11,480,000	13,747,300
Peruvian Government International Bond 5.625%, 11/18/50	4,000,000	4,960,000
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,499,600
Turkey Government International Bonds 5.625%, 03/30/21	1,078,000	1,175,020
6.250%, 09/26/22	2,205,000	2,493,436
7.000%, 03/11/19	1,660,000	1,836,916
7.500%, 11/07/19	540,000	616,729
Ukraine Government AID Bond 1.844%, 05/16/19	25,000,000	25,448,950

Total Foreign Government (Cost $178,859,068)		187,158,389

Mortgage-Backed Securities—5.5%

Collateralized Mortgage Obligations—5.1%
American Home Mortgage Assets Trust 0.643%, 09/25/46 (b)	850,436	576,988
0.643%, 12/25/46 (b)	2,513,428	1,580,499
Banc of America Funding Corp. 0.596%, 02/27/37 (144A) (b)	12,140,005	11,459,140
Banc of America Funding Trust 0.611%, 09/29/36 (144A) (b)	11,687,837	11,132,448
2.108%, 06/20/35 (b)	310,773	193,667
Banc of America Mortgage Trust 2.966%, 07/25/35 (b)	101,363	93,315
BCAP LLC Trust 0.596%, 11/27/36 (144A) (b)	18,318,355	16,915,611
Citigroup Mortgage Loan Trust, Inc. 2.730%, 10/25/35 (b)	199,890	196,873
Countrywide Alternative Loan Trust 0.648%, 07/20/46 (b)	2,908,068	1,410,420
1.033%, 05/25/34 (b)	2,083,096	1,991,027
Countrywide Home Loan Reperforming Loan REMIC Trust 0.873%, 07/25/36 (144A) (b)	787,949	709,971
Fannie Mae Connecticut Avenue Securities 1.953%, 02/25/25 (b)	1,951,313	1,952,561
First Horizon Alternative Mortgage Securities Trust 0.823%, 02/25/37 (b)	242,367	109,184

Collateralized Mortgage Obligations—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2.103%, 04/25/24 (b)	7,000,000	6,999,998
2.653%, 02/25/24 (b)	5,000,000	5,067,241
2.653%, 09/25/24 (b)	8,000,000	8,003,145
GMAC Mortgage Corp. Loan Trust 3.006%, 11/19/35 (b)	741,718	662,710
Greenpoint Mortgage Funding Trust 0.533%, 02/25/47 (b)	17,091	16,891
GSMPS Mortgage Loan Trust 0.803%, 01/25/35 (144A) (b)	387,894	320,841
3.441%, 06/25/34 (144A) (b)	4,146,362	3,891,553
GSR Mortgage Loan Trust 2.837%, 04/25/35 (b)	688,248	669,333
HarborView Mortgage Loan Trust 0.648%, 09/19/46 (b)	340,079	248,123
JPMorgan Mortgage Trust 2.488%, 06/25/34 (b)	195,610	192,666
JPMorgan Resecuritization Trust 0.606%, 12/27/36 (144A) (b)	9,510,920	8,986,573
MASTR Adjustable Rate Mortgages Trust 0.653%, 05/25/47 (b)	6,211,756	4,781,936
2.382%, 02/25/34 (b)	234,738	227,972
3.603%, 12/25/34 (b)	18,039	17,223
MASTR Reperforming Loan Trust 0.803%, 05/25/35 (144A) (b)	324,870	255,181
3.481%, 05/25/35 (144A) (b)	4,109,899	3,334,472
4.568%, 05/25/36 (144A) (b)	3,310,995	2,985,213
7.000%, 08/25/34 (144A)	409,344	415,923
Morgan Stanley Mortgage Loan Trust 0.523%, 06/25/36 (b)	662,272	285,008
2.880%, 07/25/35 (b)	270,427	242,473
Morgan Stanley Resecuritization Trust 0.671%, 10/26/46 (144A) (b)	6,270,618	6,104,271
NovaStar Mortgage Funding Trust 0.636%, 09/25/46 (b)	2,214,100	1,790,452
Provident Funding Mortgage Loan Trust 2.879%, 05/25/35 (b)	667,132	664,026
3.002%, 10/25/35 (b)	105,008	102,391
RFMSI Trust 4.750%, 12/25/18	135,573	136,490
SACO I Trust 8.993%, 06/25/21 (144A) (b)	1,233,416	1,274,690
Structured Adjustable Rate Mortgage Loan Trust 2.942%, 05/25/35 (b)	3,851,204	3,538,139
Structured Asset Mortgage Investments Trust 0.633%, 07/25/46 (b)	264,223	207,686
Structured Asset Securities Corp. 0.803%, 04/25/35 (144A) (b)	2,779,174	2,288,880
3.384%, 06/25/35 (144A) (b)	165,722	147,274
Structured Asset Securities Corp. Mortgage Loan Trust 1.253%, 09/25/33 (144A) (b)	47,437	46,709
WaMu Mortgage Pass-Through Certificates Trust 0.713%, 11/25/45 (b)	27,995	25,486
0.723%, 12/25/45 (b)	1,945,638	1,813,392

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust 0.743%, 12/25/45 (b)	157,293	$136,568
0.773%, 08/25/45 (b)	177,396	163,064

		114,365,697

Commercial Mortgage-Backed Securities—0.4%
FDIC Structured Sale Guaranteed Notes 2.980%, 12/06/20 (144A)	7,903,425	8,032,418
National Credit Union Administration Guaranteed Notes Trust 2.900%, 10/29/20	1,210,390	1,210,935

		9,243,353

Total Mortgage-Backed Securities (Cost $125,917,411)		123,609,050

Asset-Backed Securities—1.4%

Asset-Backed - Home Equity—0.1%
EMC Mortgage Loan Trust 0.896%, 12/25/42 (144A) (b)	50,100	47,699
Home Equity Mortgage Loan Asset-Backed Trust 0.713%, 06/25/36 (b)	4,049,375	776,138
Morgan Stanley Mortgage Loan Trust 0.543%, 12/25/36 (b)	238,185	117,059
0.753%, 03/25/36 (b)	1,768,333	984,731
Option One Mortgage Loan Trust 1.033%, 06/25/33 (b)	130,958	119,526
Structured Asset Securities Corp. Mortgage Loan Trust 0.673%, 02/25/36 (144A) (b)	4,793,344	331,929

		2,377,082

Asset-Backed - Other—0.2%
Countrywide Home Equity Loan Trust 0.592%, 11/15/36 (b)	48,913	37,874
0.732%, 02/15/34 (b)	110,101	101,054
Countrywide Revolving Home Equity Loan Trust 0.582%, 07/15/36 (b)	1,044,286	891,147
GMAC Mortgage Corp. Loan Trust 0.626%, 12/25/36 (b)	479,652	425,289
GSR Mortgage Loan Trust 0.976%, 11/25/30 (b)	1,167	89
RAAC Trust 0.716%, 05/25/36 (144A) (b)	1,301,163	1,174,139
SACO I Trust 0.713%, 06/25/36 (b)	715,282	1,268,975
0.753%, 04/25/36 (b)	274,884	501,071

		4,399,638

Asset-Backed - Student Loan—1.1%
National Credit Union Administration Guaranteed Notes Trust 0.795%, 12/07/20 (b)	5,500,037	5,487,497

Asset-Backed - Student Loan—(Continued)
Nelnet Student Loan Trust 2.312%, 11/25/24 (b)	5,930,000	5,980,204
SLM Student Loan Trust 0.678%, 01/25/19 (b)	6,282,162	6,184,382
0.678%, 04/25/19 (b)	2,977,704	2,959,669
2.288%, 07/25/22 (b)	5,065,000	5,068,044

		25,679,796

Total Asset-Backed Securities (Cost $37,005,330)		32,456,516

Short-Term Investments—0.6%

Mutual Fund—0.3%
State Street Navigator Securities Lending MET Portfolio (h)	7,412,638	7,412,638

Repurchase Agreements—0.3%
Bank of America Securities LLC Repurchase Agreement dated 06/30/16 at 0.410% to be repurchased at $4,700,054 on 07/01/16, collateralized by $4,639,000 U.S. Treasury Note at 1.750% due 5/15/23 with a value of $4,785,602.	4,700,000	4,700,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $2,377,171 on 07/01/16, collateralized by $2,360,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $2,427,850.	2,377,169	2,377,169

		7,077,169

Total Short-Term Investments (Cost $14,489,807)		14,489,807

Total Investments—108.2% (Cost $2,414,076,679) (i)		2,464,671,240
Other assets and liabilities (net)—(8.2)%		(186,705,616)

Net Assets—100.0%		$2,277,965,624

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $88,943,236 and the collateral received consisted of cash in the amount of $7,412,638 and non-cash collateral with a value of $84,039,090. The cash collateral is

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Illiquid security. As of June 30, 2016, these securities represent 0.3% of net assets.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(i)	As of June 30, 2016, the aggregate cost of investments was $2,414,076,679. The aggregate unrealized appreciation and depreciation of investments were $77,591,446 and $(26,996,885), respectively, resulting in net unrealized appreciation of $50,594,561.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $109,628,573, which is 4.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(3,400,000)	$(3,606,391)	$(3,608,648)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/21/16	180	USD	23,271,210	$665,978

Futures Contracts—Short
90 Day Eurodollar Futures	12/19/16	(227)	USD	(56,139,938)	(227,000)
90 Day Eurodollar Futures	12/18/17	(385)	USD	(95,286,961)	(168,976)
U.S. Treasury Long Bond Futures	09/21/16	(421)	USD	(68,622,554)	(3,934,165)
U.S. Treasury Note 5 Year Futures	09/30/16	(98)	USD	(11,843,135)	(128,944)

Net Unrealized Depreciation					$(3,793,107)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,888,670,781	$—	$1,888,670,781
Total Corporate Bonds & Notes*	—	218,286,697	—	218,286,697
Total Foreign Government*	—	187,158,389	—	187,158,389
Total Mortgage-Backed Securities*	—	123,609,050	—	123,609,050
Total Asset-Backed Securities*	—	32,456,516	—	32,456,516
Short-Term Investments
Mutual Fund	7,412,638	—	—	7,412,638
Repurchase Agreements	—	7,077,169	—	7,077,169
Total Short-Term Investments	7,412,638	7,077,169	—	14,489,807
Total Investments	$7,412,638	$2,457,258,602	$—	$2,464,671,240

Collateral for Securities Loaned (Liability)	$—	$(7,412,638)	$—	$(7,412,638)
TBA Forward Sales Commitments	$—	$(3,608,648)	$—	$(3,608,648)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$665,978	—	$—	$665,978
Futures Contracts (Unrealized Depreciation)	(4,459,085)	—	—	(4,459,085)
Total Futures Contracts	$(3,793,107)	$—	$—	$(3,793,107)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,464,671,240
Cash	41
Cash collateral for futures contracts	1,864,931
Receivable for:
TBA securities sold (c)	100,804,192
Fund shares sold	729,166
Principal paydowns	954
Interest	7,101,094
Variation margin on futures contracts	226,800
Prepaid expenses	14,230
Other assets	61,653

Total Assets	2,575,474,301
Liabilities
Forward sales commitments, at value	3,608,648
Collateral for securities loaned	7,412,638
Payables for:
TBA securities purchased (c)	284,913,590
Fund shares redeemed	268,018
Accrued Expenses:
Management fees	853,131
Distribution and service fees	97,679
Deferred trustees’ fees	76,880
Other expenses	278,093

Total Liabilities	297,508,677

Net Assets	$2,277,965,624

Net Assets Consist of:
Paid in surplus	$2,292,906,883
Undistributed net investment income	18,340,014
Accumulated net realized loss	(80,142,122)
Unrealized appreciation on investments and futures contracts	46,860,849

Net Assets	$2,277,965,624

Net Assets
Class A	$1,787,331,341
Class B	463,803,190
Class E	26,831,093
Capital Shares Outstanding*
Class A	149,538,397
Class B	38,958,569
Class E	2,251,313
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.95
Class B	11.91
Class E	11.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,414,076,679.
(b)	Includes securities loaned at value of $88,943,236.
(c)	Included within TBA securities sold is $29,053,418 related to TBA forward sale commitments and included within TBA securities purchased is $25,278,750 related to TBA forward sale commitments.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$24,658,208
Securities lending income	70,552

Total investment income	24,728,760
Expenses
Management fees	5,317,825
Administration fees	28,546
Custodian and accounting fees	92,876
Distribution and service fees—Class B	570,459
Distribution and service fees—Class E	20,448
Audit and tax services	32,679
Legal	13,597
Trustees’ fees and expenses	15,990
Shareholder reporting	61,401
Insurance	7,855
Miscellaneous	11,136

Total expenses	6,172,812
Less management fee waiver	(150,707)

Net expenses	6,022,105

Net Investment Income	18,706,655

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,293,196
Futures contracts	(4,957,340)

Net realized loss	(664,144)

Net change in unrealized appreciation (depreciation) on:
Investments	55,807,809
Futures contracts	(4,219,295)

Net change in unrealized appreciation	51,588,514

Net realized and unrealized gain	50,924,370

Net Increase in Net Assets From Operations	$69,631,025

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,706,655	$35,511,900
Net realized gain (loss)	(664,144)	6,997,475
Net change in unrealized appreciation (depreciation)	51,588,514	(26,340,492)

Increase in net assets from operations	69,631,025	16,168,883

From Distributions to Shareholders
Net investment income
Class A	(46,380,937)	(45,365,989)
Class B	(10,833,492)	(9,804,626)
Class E	(656,202)	(650,862)

Total distributions	(57,870,631)	(55,821,477)

Decrease in net assets from capital share transactions	(56,139,500)	(427,989,904)

Total decrease in net assets	(44,379,106)	(467,642,498)

Net Assets
Beginning of period	2,322,344,730	2,789,987,228

End of period	$2,277,965,624	$2,322,344,730

Undistributed net investment income
End of period	$18,340,014	$57,503,990

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,571,169	$31,130,145	3,149,293	$38,107,214
Reinvestments	3,897,558	46,380,937	3,815,474	45,365,989
Redemptions	(10,799,610)	(129,689,110)	(40,060,724)	(485,560,140)

Net decrease	(4,330,883)	$(52,178,028)	(33,095,957)	$(402,086,937)

Class B
Sales	2,130,333	$25,571,053	3,433,251	$41,066,433
Reinvestments	914,219	10,833,492	828,094	9,804,626
Redemptions	(3,246,613)	(38,897,277)	(6,046,743)	(72,421,342)

Net decrease	(202,061)	$(2,492,732)	(1,785,398)	$(21,550,283)

Class E
Sales	67,264	$805,828	66,612	$795,694
Reinvestments	55,329	656,202	54,925	650,862
Redemptions	(244,315)	(2,930,770)	(482,959)	(5,799,240)

Net decrease	(121,722)	$(1,468,740)	(361,422)	$(4,352,684)

Decrease derived from capital shares transactions		$(56,139,500)		$(427,989,904)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.90		$12.11	$12.01	$12.36	$12.21	$12.17

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.17	0.16	0.13	0.13	0.18
Net realized and unrealized gain (loss) on investments	0.27		(0.10)	0.17	(0.22)	0.28	0.46

Total from investment operations	0.37		0.07	0.33	(0.09)	0.41	0.64

Less Distributions
Distributions from net investment income	(0.32)		(0.28)	(0.23)	(0.26)	(0.26)	(0.18)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.32)		(0.28)	(0.23)	(0.26)	(0.26)	(0.60)

Net Asset Value, End of Period	$11.95		$11.90	$12.11	$12.01	$12.36	$12.21

Total Return (%) (b)	3.10	(c)	0.57	2.81	(0.74)	3.37	5.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.48	0.48	0.48	0.49
Ratio of net investment income to average net assets (%)	1.71	(d)	1.44	1.35	1.05	1.03	1.51
Portfolio turnover rate (%)	106	(c)(f)	215 (f)	194 (f)	317 (f)	340 (f)	549
Net assets, end of period (in millions)	$1,787.3		$1,830.7	$2,263.8	$2,094.9	$2,017.9	$1,904.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.84		$12.04	$11.95	$12.29	$12.15	$12.11

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.14	0.13	0.10	0.10	0.15
Net realized and unrealized gain (loss) on investments	0.27		(0.09)	0.16	(0.21)	0.27	0.46

Total from investment operations	0.36		0.05	0.29	(0.11)	0.37	0.61

Less Distributions
Distributions from net investment income	(0.29)		(0.25)	(0.20)	(0.23)	(0.23)	(0.15)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.29)		(0.25)	(0.20)	(0.23)	(0.23)	(0.57)

Net Asset Value, End of Period	$11.91		$11.84	$12.04	$11.95	$12.29	$12.15

Total Return (%) (b)	3.01	(c)	0.31	2.55	(0.91)	3.05	5.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.74	0.74	0.74	0.75	0.74
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	1.46	(d)	1.20	1.10	0.80	0.78	1.26
Portfolio turnover rate (%)	106	(c)(f)	215 (f)	194 (f)	317 (f)	340 (f)	549
Net assets, end of period (in millions)	$463.8		$463.5	$493.2	$524.9	$565.2	$538.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.85		$12.06	$11.97	$12.31	$12.16	$12.13

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.16	0.14	0.11	0.11	0.16
Net realized and unrealized gain (loss) on investments	0.28		(0.11)	0.16	(0.21)	0.28	0.46

Total from investment operations	0.37		0.05	0.30	(0.10)	0.39	0.62

Less Distributions
Distributions from net investment income	(0.30)		(0.26)	(0.21)	(0.24)	(0.24)	(0.17)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.30)		(0.26)	(0.21)	(0.24)	(0.24)	(0.59)

Net Asset Value, End of Period	$11.92		$11.85	$12.06	$11.97	$12.31	$12.16

Total Return (%) (b)	3.10	(c)	0.40	2.56	(0.75)	3.15	5.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.64	0.64	0.64	0.65	0.64
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.63	0.63	0.63	0.64
Ratio of net investment income to average net assets (%)	1.56	(d)	1.30	1.20	0.90	0.88	1.35
Portfolio turnover rate (%)	106	(c)(f)	215 (f)	194 (f)	317 (f)	340 (f)	549
Net assets, end of period (in millions)	$26.8		$28.1	$33.0	$37.9	$43.8	$48.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 43%, 87%, 68%, 137% and 164% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, TIPS adjustments and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $7,077,169, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(3,060,704)	$—	$—	$—	$(3,060,704)
U.S. Treasury & Government Agencies	(4,351,934)	—	—	—	(4,351,934)
Total	$(7,412,638)	$—	$—	$—	$(7,412,638)
Total Borrowings	$(7,412,638)	$—	$—	$—	$(7,412,638)
Gross amount of recognized liabilities for securities lending transactions					$(7,412,638)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$665,978	Unrealized depreciation on futures contracts (a)	$4,459,085

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(4,957,340)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(4,219,295)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,233,333
Futures contracts short	(347,791,667)

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,566,721,410	$15,020,614	$2,632,077,121	$49,090,602

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$1,603,159,900	$1,606,548,931

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$5,317,825	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$55,821,477	$49,996,113	$—	$—	$55,821,477	$49,996,113

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$57,634,323	$—	$(24,962,631)	$(59,297,823)	$(26,626,131)

MSF-22

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $4,943,111 and post-enactment long-term accumulated capital losses in the amount of $54,354,712.

MSF-23

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date: September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date: September 1, 2016

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: September 1, 2016